                                                                     Exhibit 4.1

                                                                  EXECUTION COPY

                      BANC OF AMERICA FUNDING CORPORATION,

                                  as Depositor,

                             WELLS FARGO BANK, N.A.,

                as Master Servicer and Securities Administrator,

                                       and

                         U.S. BANK NATIONAL ASSOCIATION,

                                   as Trustee

                         POOLING AND SERVICING AGREEMENT

                             Dated January 31, 2006

                           ---------------------------

                       Mortgage Pass-Through Certificates

                                  Series 2006-A

                                TABLE OF CONTENTS

                                                                                                      Page
                                                                                                      ----

PRELIMINARY STATEMENT                                                                                    1

                                                ARTICLE I

                                               DEFINITIONS

Section 1.01.     Defined Terms..........................................................................3
Section 1.02      Calculations..........................................................................39

                                                ARTICLE II

                     CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES

                                               ARTICLE III

                          ADMINISTRATION AND MASTER SERVICING OF MORTGAGE LOANS

Section 3.06.     Rights of the Depositor, the Securities Administrator and the Trustee in Respect of

Section 3.09.     Collection of Mortgage Loan Payments; Master Servicer Custodial Account; Distribution
                  Account...............................................................................56
Section 3.10.     Access to Certain Documentation and Information Regarding the Mortgage Loans..........58
Section 3.11.     Permitted Withdrawals from the Distribution Account and the Master Servicer Custodial
                  Account...............................................................................59
Section 3.12.     Maintenance of Hazard Insurance and Other Insurance...................................60

                                        i

Section 3.17.     Documents, Records and Funds in Possession of the Master Servicer to be Held for the
                  Trustee...............................................................................64
Section 3.18.     Securities Administrator Compensation, Master Servicer Compensation and Servicer

                                                ARTICLE IV

                                      MASTER SERVICER'S CERTIFICATE

Section 4.01.     Master Servicer's Certificate.........................................................73

                                                ARTICLE V

                   PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS; REMIC ADMINISTRATION

                                                ARTICLE VI

                                             THE CERTIFICATES

                                               ARTICLE VII

                                  THE DEPOSITOR AND THE MASTER SERVICER

Section 7.01.     Respective Liabilities of the Depositor and the Master Servicer......................100

                                       ii

                                               ARTICLE VIII

                                                 DEFAULT

                                                ARTICLE IX

                               THE TRUSTEE AND THE SECURITIES ADMINISTRATOR

Section 9.01.     Duties of Trustee and Securities Administrator.......................................106
Section 9.02.     Certain Matters Affecting the Trustee and the Securities Administrator...............108
Section 9.03.     Neither Trustee nor Securities Administrator Liable for Certificates or Mortgage

Section 9.15.     Trustee or Securities Administrator May Enforce Claims Without Possession of
                  Certificates.........................................................................118
Section 9.16.     Suits for Enforcement................................................................118
Section 9.17.     Waiver of Bond Requirement...........................................................118
Section 9.18.     Waiver of Inventory, Accounting and Appraisal Requirement............................118

                                                ARTICLE X

                                               TERMINATION

                                       iii

Section 10.01.    Termination upon Purchase or Liquidation of All Mortgage Loans.......................118
Section 10.02.    Additional Termination Requirements..................................................121

                                                ARTICLE XI

                                         MISCELLANEOUS PROVISIONS

                                       iv

EXHIBITS

Exhibit A-1A1       Form of Face of Class 1-A-1 Certificate
Exhibit A-1A2       Form of Face of Class 1-A-2 Certificate
Exhibit A-1AR       Form of Face of Class 1-A-R Certificate
Exhibit A-2A1       Form of Face of Class 2-A-1 Certificate
Exhibit A-2A2       Form of Face of Class 2-A-2 Certificate
Exhibit A-3A1       Form of Face of Class 3-A-1 Certificate
Exhibit A-3A2       Form of Face of Class 3-A-2 Certificate
Exhibit A-3A3       Form of Face of Class 3-A-3 Certificate
Exhibit A-4A1       Form of Face of Class 4-A-1 Certificate
Exhibit A-4A2       Form of Face of Class 4-A-2 Certificate
Exhibit A-5A1       Form of Face of Class 5-A-1 Certificate
Exhibit A-5A2       Form of Face of Class 5-A-2 Certificate
Exhibit A-6A1       Form of Face of Class 6-A-1 Certificate
Exhibit A-6A2       Form of Face of Class 6-A-2 Certificate
Exhibit B-1B1       Form of Face of Class 1-B-1 Certificate
Exhibit B-1B2       Form of Face of Class 1-B-2 Certificate
Exhibit B-1B3       Form of Face of Class 1-B-3 Certificate
Exhibit B-1B4       Form of Face of Class 1-B-4 Certificate
Exhibit B-1B5       Form of Face of Class 1-B-5 Certificate
Exhibit B-1B6       Form of Face of Class 1-B-6 Certificate
Exhibit B-2M1       Form of Face of Class 2-M-1 Certificate
Exhibit B-2B1       Form of Face of Class 2-B-1 Certificate
Exhibit B-2B2       Form of Face of Class 2-B-2 Certificate
Exhibit B-2B3       Form of Face of Class 2-B-3 Certificate
Exhibit B-2B4       Form of Face of Class 2-B-4 Certificate
Exhibit B-2B5       Form of Face of Class 2-B-5 Certificate
Exhibit B-2B6       Form of Face of Class 2-B-6 Certificate
Exhibit B-3B1       Form of Face of Class 3-B-1 Certificate
Exhibit B-3B2       Form of Face of Class 3-B-2 Certificate
Exhibit B-3B3       Form of Face of Class 3-B-3 Certificate
Exhibit B-3B4       Form of Face of Class 3-B-4 Certificate
Exhibit B-3B5       Form of Face of Class 3-B-5 Certificate
Exhibit B-3B6       Form of Face of Class 3-B-6 Certificate
Exhibit C           Form of Reverse of all Certificates
Exhibit D-1         Loan Group 1 Mortgage Loan Schedule
Exhibit D-2         Loan Group 2 Mortgage Loan Schedule
Exhibit D-3         Loan Group 3 Mortgage Loan Schedule
Exhibit D-4         Loan Group 4 Mortgage Loan Schedule
Exhibit D-5         Loan Group 5 Mortgage Loan Schedule
Exhibit D-6         Loan Group 6 Mortgage Loan Schedule
Exhibit E           Request for Release of Documents
Exhibit F           Form of Certification of Establishment of Account
Exhibit G-1         Form of Transferor's Certificate
Exhibit G-2A        Form 1 of Transferee's Certificate
Exhibit G-2B        Form 2 of Transferee's Certificate

                                        v

Exhibit H           Form of Transferee Representation Letter
                    for ERISA Restricted Certificates
Exhibit I           Form of Affidavit Regarding Transfer of Residual Certificate
Exhibit J           List of Recordation States
Exhibit K           Form of Initial Certification
Exhibit L           Form of Final Certification
Exhibit M           Relevant Servicing Criteria
Exhibit N           Additional Form 10-D Disclosure
Exhibit O           Additional Form 10-K Disclosure
Exhibit P           Form 8-K Disclosure
Exhibit Q           Form of Sarbanes-Oxley Certification
Exhibit R           Form of Back-up Certification

                                       vi

                         POOLING AND SERVICING AGREEMENT

      THIS POOLING AND SERVICING AGREEMENT, dated January 31, 2006, is hereby executed by and among BANC OF AMERICA FUNDING CORPORATION, as depositor
(together with its permitted successors and assigns, the "Depositor"), WELLS
FARGO BANK, N.A., as master servicer (together with its permitted successors and assigns, in such capacity, the "Master Servicer") and as securities administrator (together with its permitted successors and assigns, in such capacity, the "Securities Administrator"), and U.S. BANK NATIONAL ASSOCIATION,
as trustee (together with its permitted successors and assigns, the "Trustee").

                         W I T N E S S E T H  T H A T:

      In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer, the Securities Administrator and the Trustee agree as follows:

                              PRELIMINARY STATEMENT

      In exchange for the Certificates, the Depositor hereby conveys the Trust
Estate to the Trustee to create the Trust. The Trust Estate for federal income tax purposes will be treated as five separate real estate mortgage investment conduits (the "Upper-Tier REMIC," the "Subsidiary Lower-Tier REMIC," the "Group
1 Lower-Tier REMIC," the "Aggregate Group 2 Lower-Tier REMIC" and the "Aggregate
Group 3 Lower-Tier REMIC," respectively, and each a "REMIC"). The Uncertificated
Group 1 Lower-Tier Interests shall constitute the "regular interests" and the
Class LR-G1 Interest shall be the "residual interest" in the Group 1 Lower-Tier
REMIC. The Uncertificated Aggregate Group 2 Lower-Tier Interests shall constitute the "regular interests" and the Class LR-G2 Interest shall be the
"residual interest" in the Aggregate Group 2 Lower-Tier REMIC. The
Uncertificated Aggregate Group 3 Lower-Tier Interests shall constitute the
"regular interests" and the Class LR-G3 Interest shall be the "residual interest" in the Aggregate Group 3 Lower-Tier REMIC. The Uncertificated Group 1
Lower-Tier Interests, the Uncertificated Aggregate Group 2 Lower-Tier Interests
and the Uncertificated Aggregate Group 3 Lower-Tier Interests shall constitute the assets of the Subsidiary Lower-Tier REMIC. The Uncertificated Subsidiary
Lower-Tier Interests shall constitute the "regular interests" and the Class SLR
Interest shall be the "residual interest" in the Subsidiary Lower-Tier REMIC.
The Uncertificated Subsidiary Lower-Tier Interests shall constitute the assets of the Upper-Tier REMIC. The Certificates (other than the Class 1-A-R
Certificate) are referred to collectively as the "Regular Certificates" and shall constitute "regular interests" and the Class UR Interest shall be the
"residual interest" in the Upper-Tier REMIC. The Class 1-A-R Certificate shall represent ownership of the Class LR-G1 Interest, the Class LR-G2 Interest, the
Class LR-G3 Interest, the Class SLR Interest and the Class UR Interest. The
Certificates, the Uncertificated Group 1 Lower-Tier Interests, the
Uncertificated Aggregate Group 2 Lower-Tier Interests, the Uncertificated
Aggregate Group 3 Lower-Tier Interests and the Uncertificated Subsidiary
Lower-Tier Interests will represent the entire beneficial ownership interest in the Trust. The "latest possible maturity date" for federal income tax purposes of all interests created hereby will be the REMIC Certificate Maturity Date.

      The following table sets forth characteristics of the Certificates, together with the minimum denominations and integral multiples in excess thereof in which the Classes of Certificates shall be issuable:

                INITIAL CLASS     PASS-
                 CERTIFICATE     THROUGH     MINIMUM      INTEGRAL MULTIPLES IN
  CLASSES          BALANCE        RATE     DENOMINATION     EXCESS OF MINIMUM
--------------------------------------------------------------------------------
Class 1-A-1    $336,294,000.00     (1)       $1,000                $1
Class 1-A-2     $38,544,000.00     (1)       $1,000                $1
Class 1-A-R            $100.00     (1)       $100                 N/A
Class 2-A-1     $44,555,000.00     (2)       $1,000                $1
Class 2-A-2      $3,329,000.00     (2)       $1,000                $1
Class 3-A-1    $200,000,000.00     (3)       $1,000                $1
Class 3-A-2    $186,546,000.00     (3)       $1,000                $1
Class 3-A-3     $13,938,000.00     (3)       $1,000                $1
Class 4-A-1     $31,948,000.00     (4)       $1,000                $1
Class 4-A-2      $2,387,000.00     (4)       $1,000                $1
Class 5-A-1     $56,349,000.00     (5)       $1,000                $1
Class 5-A-2      $2,284,000.00     (5)       $1,000                $1
Class 6-A-1    $129,873,000.00     (6)       $1,000                $1
Class 6-A-2      $5,265,000.00     (6)       $1,000                $1
Class 1-B-1      $5,589,000.00     (1)       $25,000               $1
Class 1-B-2      $1,927,000.00     (1)       $25,000               $1
Class 1-B-3      $1,156,000.00     (1)       $25,000               $1
Class 1-B-4        $771,000.00     (1)       $25,000               $1
Class 1-B-5        $578,000.00     (1)       $25,000               $1
Class 1-B-6        $578,720.00     (1)       $25,000               $1
Class 2-M-1      $9,809,000.00     (7)       $25,000               $1
Class 2-B-1      $5,679,000.00     (7)       $25,000               $1
Class 2-B-2      $5,679,000.00     (7)       $25,000               $1
Class 2-B-3      $4,130,000.00     (7)       $25,000               $1
Class 2-B-4      $3,356,000.00     (7)       $25,000               $1
Class 2-B-5      $2,839,000.00     (7)       $25,000               $1
Class 2-B-6      $2,065,757.00     (7)       $25,000               $1
Class 3-B-1      $3,524,000.00     (8)       $25,000               $1
Class 3-B-2      $1,409,000.00     (8)       $25,000               $1
Class 3-B-3        $805,000.00     (8)       $25,000               $1
Class 3-B-4        $806,000.00     (8)       $25,000               $1
Class 3-B-5        $604,000.00     (8)       $25,000               $1
Class 3-B-6        $402,743.00     (8)       $25,000               $1

_________________

      (1)   For each Distribution Date, interest will accrue on these
Certificates at a per annum rate equal to the Net WAC for the Group 1 Mortgage
Loans.

                                       -2-

      (2)   For each Distribution Date, interest will accrue on these
Certificates at a per annum rate equal to the Net WAC for the Group 2 Mortgage
Loans.

      (3)   For each Distribution Date, interest will accrue on these
Certificates at a per annum rate equal to the Net WAC for the Group 3 Mortgage
Loans.

      (4)   For each Distribution Date, interest will accrue on these
Certificates at a per annum rate equal to the Net WAC for the Group 4 Mortgage
Loans.

      (5)   For each Distribution Date, interest will accrue on these
Certificates at a per annum rate equal to the Net WAC for the Group 5 Mortgage
Loans.

      (6)   For each Distribution Date, interest will accrue on these
Certificates at a per annum rate equal to the Net WAC for the Group 6 Mortgage
Loans.

      (7)   Interest will accrue on these Certificates as of any Distribution
Date at a per annum rate equal to the weighted average (based on the Group
Subordinate Amount for each Loan Group) of the Net WAC for each of the Group 2,
Group 3 and Group 4 Mortgage Loans.

      (8)   Interest will accrue on these Certificates as of any Distribution
Date at a per annum rate equal to the weighted average (based on the Group
Subordinate Amount for each Loan Group) of the Net WAC for each of the Group 5 and Group 6 Mortgage Loans.

                                    ARTICLE I

                                   DEFINITIONS

      Section 1.01. Defined Terms. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article:

      10-K Filing Deadline: As defined in Section 3.22(c).

      1933 Act: The Securities Act of 1933, as amended.

      Accrued Certificate Interest: For any Distribution Date and each Class, one month's interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the applicable Class Certificate Balance.

      Additional Form 10-D Disclosure: As defined in Section 3.22(b).

      Additional Form 10-K Disclosure: As defined in Section 3.22(c).

      Additional Servicer: A Subcontractor engaged by the Master Servicer or the
Securities Administrator that is a "servicer" within the meaning of Item 1101 of
Regulation AB and meets the criteria in Item 1108(a)(2)(i) though (iii) of
Regulation AB.

                                       -3-

      Adjusted Pool Amount: With respect to any Distribution Date and Loan
Group, the Cut-off Date Pool Principal Balance of the Mortgage Loans in such
Loan Group minus the sum of (i) all amounts in respect of principal received in respect of the Mortgage Loans in such Loan Group (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Principal Prepayments,
Liquidation Proceeds and Substitution Adjustment Amounts) and distributed to
Holders of the Certificates on such Distribution Date and all prior Distribution
Dates and (ii) the principal portion of all Realized Losses (other than Debt
Service Reductions) incurred on the Mortgage Loans in such Loan Group from the
Cut-off Date through the end of the month preceding such Distribution Date.

      Administrative Fee Rate: With respect to each Mortgage Loan, the sum of
(i) the Servicing Fee Rate, (ii) the Master Servicing Fee Rate and (iii) with respect to each Mortgage Loan covered by a PMI Policy, the PMI Policy Fee Rate.

      Advance: A Periodic Advance or a Servicing Advance.

      Advance Date: As to any Distribution Date, the related Remittance Date or the Business Day preceding the related Remittance Date.

      Aggregate Group 2: Any of Group 2, Group 3 or Group 4.

      Aggregate Group 2 Lower-Tier Certificate Sub-Account: The sub-account of the Distribution Account designated by the Securities Administrator pursuant to
Section 3.09(g).

      Aggregate Group 2 Lower-Tier Distribution Amount: As defined in Section
5.02(a) hereof.

      Aggregate Group 2 Lower-Tier REMIC: As defined in the Preliminary
Statement, the assets of which consist of the Group 2, Group 3 and Group 4
Mortgage Loans, such amounts as shall be held in the Aggregate Group 2
Lower-Tier Certificate Sub-Account, the insurance policies, if any, relating to a Group 2, Group 3 or Group 4 Mortgage Loan and property which secured a Group
2, Group 3 or Group 4 Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure.

      Aggregate Group 2 Subordinate Balance Ratio: As of any date of determination, the ratio among the principal balances of the Class 2-LS
Interest, Class 3-LS Interest and Class 4-LS Interest, equal to the ratio among the Group Subordinate Amount for Loan Group 2, the Group Subordinate Amount for
Loan Group 3 and the Group Subordinate Amount for Loan Group 4.

      Aggregate Group 2 Subordinate Certificates: The Class 2-M-1, Class 2-B-1,
Class 2-B-2, Class 2-B-3, Class 2-B-4, Class 2-B-5 and Class 2-B-6 Certificates.

      Aggregate Group 2 Uncertificated Lower-Tier Interest: Any of the Class 2-L
Interest, Class 2-LS Interest, Class 3-L Interest, Class 3-LS Interest, Class
4-L Interest or Class 4-LS Interest.

      Aggregate Group 2 Undercollateralized Amount: As defined in Section
5.02(b)(ix).

                                       -4-

      Aggregate Group 2 Undercollateralized Group: As defined in Section
5.02(b)(ix).

      Aggregate Group 3: Either of Group 5 or Group 6.

      Aggregate Group 3 Lower-Tier Certificate Sub-Account: The sub-account of the Distribution Account designated by the Securities Administrator pursuant to
Section 3.09(g).

      Aggregate Group 3 Lower-Tier Distribution Amount: As defined in Section
5.02(a) hereof.

      Aggregate Group 3 Lower-Tier REMIC: As defined in the Preliminary
Statement, the assets of which consist of the Group 5 and Group 6 Mortgage
Loans, such amounts as shall be held in the Aggregate Group 3 Lower-Tier
Certificate Sub-Account, the insurance policies, if any, relating to a Group 5 or Group 6 Mortgage Loan and property which secured a Group 5 or Group 6
Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure.

      Aggregate Group 3 Subordinate Balance Ratio: As of any date of determination, the ratio among the principal balances of the Class 5-LS Interest and Class 6-LS Interest, equal to the ratio among the Group Subordinate Amount for Group 5 and the Group Subordinate Amount for Loan Group 6.

      Aggregate Group 3 Subordinate Certificates: The Class 3-B-1, Class 3-B-2,
Class 3-B-3, Class 3-B-4, Class 3-B-5 and Class 3-B-6 Certificates.

      Aggregate Group 3 Uncertificated Lower-Tier Interest: Any of the Class 5-L
Interest, Class 5-LS Interest, Class 6-L Interest or Class 6-LS Interest.

      Aggregate Group 3 Undercollateralized Amount: As defined in Section
5.02(b)(x).

      Aggregate Group 3 Undercollateralized Group: As defined in Section
5.02(b)(x).

      Aggregate Loan Group 2: Loan Group 2, Loan Group 3 and Loan Group 4.

      Aggregate Loan Group 2 Mortgage Loans: Any of the Group 2 Mortgage Loans,
Group 3 Mortgage Loans and Group 4 Mortgage Loans.

      Aggregate Loan Group 2 Senior Percentage: With respect to any Distribution
Date, the percentage, carried six places rounded up, obtained by dividing the aggregate Class Certificate Balance of the Senior Certificates of Group 2, Group
3 and Group 4 immediately prior to such Distribution Date by the aggregate Pool
Stated Principal Balance of Loan Group 2, Loan Group 3 and Loan Group 4 with respect to such Distribution Date.

      Aggregate Loan Group 2 Subordinate Percentage: As to any Distribution
Date, the aggregate Class Certificate Balance of the Aggregate Group 2
Subordinate Certificates divided by the aggregate Pool Stated Principal Balance for Loan Group 2, Loan Group 3 and Loan Group 4.

                                       -5-

      Aggregate Loan Group 3: Loan Group 5 and Loan Group 6.

      Aggregate Loan Group 3 Mortgage Loans: Any of the Group 5 Mortgage Loans
and Group 6 Mortgage Loans.

      Aggregate Loan Group 3 Senior Percentage: With respect to any Distribution
Date, the percentage, carried six places rounded up, obtained by dividing the aggregate Class Certificate Balance of the Senior Certificates of Group 5 and
Group 6 immediately prior to such Distribution Date by the aggregate Pool Stated
Principal Balance of Loan Group 5 and Loan Group 6 with respect to such
Distribution Date.

      Aggregate Loan Group 3 Subordinate Percentage: As to any Distribution
Date, the aggregate Class Certificate Balance of the Aggregate Group 3
Subordinate Certificates divided by the aggregate Pool Stated Principal Balance for Loan Group 5 and Loan Group 6.

      Agreement: This Pooling and Servicing Agreement together with all amendments hereof and supplements hereto.

      Appraised Value: With respect to any Mortgaged Property, either (i) the lesser of (a) the appraised value determined in an appraisal obtained by the originator at, or within twelve months of, origination of such Mortgage Loan or, in certain cases, an automated valuation model or tax assessed value and (b) the sales price for such property, except that, in the case of Mortgage Loans the proceeds of which were used to refinance an existing mortgage loan, the
Appraised Value of the related Mortgaged Property is the appraised value thereof determined in an appraisal obtained at the time of refinancing or, in certain cases, an automated valuation model or tax assessed value, or (ii) the appraised value determined in an appraisal made at the request of a Mortgagor subsequent to origination in order to eliminate the Mortgagor's obligation to keep a
Primary Mortgage Insurance Policy in force.

      Assessment of Compliance: As defined in Section 3.21(a).

      Assignment of Mortgage: An individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to give record notice of the sale of the Mortgage.

      Attestation Report: As defined in Section 3.21(b).

      Authenticating Agents: As defined in Section 9.10.

      Back-up Certification: As defined in Section 3.22(e).

      BAFC: Banc of America Funding Corporation.

      BAMCC: Banc of America Mortgage Capital Corporation.

      BANA: Bank of America, National Association, a national banking association, or its successor in interest.

                                       -6-

      BANA Servicing Agreement: The Servicing Agreement, dated January 31, 2006, by and between BAFC, as depositor, and BANA, as servicer.

      Book-Entry Certificate: All Classes of Certificates other than the
Physical Certificates.

      Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of North Carolina, the State of New
York, the State of Minnesota, the State of Maryland, the states in which the master servicing offices of the Master Servicer is located or the state or states in which the Corporate Trust Offices of the Trustee and the Securities
Administrator are located are required or authorized by law or executive order to be closed.

      Calculated Principal Distribution: As defined in Section 5.03(d).

      Certificate: Any of the Banc of America Funding Corporation Mortgage
Pass-Through Certificates, Series 2006-A that are issued pursuant to this
Agreement.

      Certificate Balance: With respect to any Certificate at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the product of the Percentage Interest of such Certificate and the Class Certificate Balance of the Class of Certificates
of which such Certificate is a part.

      Certificate Custodian: Initially, Wells Fargo Bank, N.A.; thereafter any other Certificate Custodian acceptable to the Depository and selected by the
Securities Administrator.

      Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of a Book-Entry Certificate. With respect to any
Definitive Certificate, the Certificateholder of such Certificate.

      Certificate Register: The register maintained pursuant to Section 6.02.

      Certificate Registrar: The registrar appointed pursuant to Section 6.02.

      Certificateholder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Master Servicer or any affiliate thereof shall be deemed not to be outstanding and the Percentage Interest and Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights, as the case may be, necessary to effect any such consent has been obtained, unless such entity is the registered owner of the entire Class of Certificates, provided that the
Securities Administrator shall not be responsible for knowing that any
Certificate is registered in the name of an affiliate of the Depositor or the
Master Servicer unless one of its Responsible Officers has actual knowledge thereof.

      Certifying Person: As defined in Section 3.22(e).

      CHF: Chase Home Finance LLC.

                                       -7-

      CHL: Countrywide Home Loans, Inc.

      Class: As to the Certificates, the Class 1-A-1, Class 1-A-2, Class 1-A-R,
Class 2-A-1, Class 2-A-2, Class 3-A-1, Class 3-A-2, Class 3-A-3, Class 4-A-1,
Class 4-A-2, Class 5-A-1, Class 5-A-2, Class 6-A-1, Class 6-A-2, Class 1-B-1,
Class 1-B-2, Class 1-B-3, Class 1-B-4, Class 1-B-5, Class 1-B-6, Class 2-M-1,
Class 2-B-1, Class 2-B-2, Class 2-B-3, Class 2-B-4, Class 2-B-5, Class 2-B-6,
Class 3-B-1, Class 3-B-2, Class 3-B-3, Class 3-B-4, Class 3-B-5 and Class 3-B-6
Certificates, as the case may be.

      Class 1-A-1 Loss Amount: With respect to any Distribution Date after the
Senior Credit Support Depletion Date for Loan Group 1, the amount, if any, by which the Class Certificate Balance of the Class 1-A-1 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section
5.03(b)(iv) to such Class, without regard to the operation of Section
5.03(e)(i).

      Class 1-A-2 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for Loan Group 1, the lesser of
(a) the Class Certificate Balance of the Class 1-A-2 Certificates with respect to such Distribution Date prior to any reduction for the Class 1-A-2 Loss
Allocation Amount and (b) the Class 1-A-1 Loss Amount with respect to such
Distribution Date.

      Class 1-B Certificates: The Class 1-B-1, Class 1-B-2, Class 1-B-3, Class
1-B-4, Class 1-B-5 and Class 1-B-6 Certificates.

      Class 2-A-1 Loss Amount: With respect to any Distribution Date after the
Senior Credit Support Depletion Date for Aggregate Loan Group 2, the amount, if any, by which the Class Certificate Balance of the Class 2-A-1 Certificates
would be reduced as a result of the allocation of any reduction pursuant to
Section 5.03(b)(iv) to such Class, without regard to the operation of Section
5.03(e)(ii)(A).

      Class 2-A-2 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for Aggregate Loan Group 2, the
lesser of (a) the Class Certificate Balance of the Class 2-A-2 Certificates with respect to such Distribution Date prior to any reduction for the Class 2-A-2
Loss Allocation Amount and (b) the Class 2-A-1 Loss Amount with respect to such
Distribution Date.

      Class 2-B Certificates: The Class 2-B-1, Class 2-B-2, Class 2-B-3, Class
2-B-4, Class 2-B-5 and Class 2-B-6 Certificates.

      Class 3-A-2 Loss Amount: With respect to any Distribution Date after the
Senior Credit Support Depletion Date for Aggregate Loan Group 2, the amount, if any, by which the Class Certificate Balance of the Class 3-A-1 Certificates
would be reduced as a result of the allocation of any reduction pursuant to
Section 5.03(b)(iv) to such Class, without regard to the operation of Section
5.03(e)(ii)(B).

      Class 3-A-3 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for Aggregate Loan Group 2, the
lesser of (a) the Class Certificate Balance of the Class 3-A-2 Certificates with respect to such Distribution Date prior to

                                       -8-

any reduction for the Class 3-A-2 Loss Allocation Amount and (b) the Class 3-A-1
Loss Amount with respect to such Distribution Date.

      Class 3-B Certificates: The Class 3-B-1, Class 3-B-2, Class 3-B-3, Class
3-B-4, Class 3-B-5 and Class 3-B-6 Certificates.

      Class 4-A-1 Loss Amount: With respect to any Distribution Date after the
Senior Credit Support Depletion Date for Aggregate Loan Group 2, the amount, if any, by which the Class Certificate Balance of the Class 4-A-1 Certificates
would be reduced as a result of the allocation of any reduction pursuant to
Section 5.03(b)(iv) to such Class, without regard to the operation of Section
5.03(e)(ii)(C).

      Class 4-A-2 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for Aggregate Loan Group 2, the
lesser of (a) the Class Certificate Balance of the Class 4-A-2 Certificates with respect to such Distribution Date prior to any reduction for the Class 4-A-2
Loss Allocation Amount and (b) the Class 4-A-1 Loss Amount with respect to such
Distribution Date.

      Class 5-A-1 Loss Amount: With respect to any Distribution Date after the
Senior Credit Support Depletion Date for Aggregate Loan Group 3, the amount, if any, by which the Class Certificate Balance of the Class 5-A-1 Certificates
would be reduced as a result of the allocation of any reduction pursuant to
Section 5.03(b)(iv) to such Class, without regard to the operation of Section
5.03(e)(iii)(A).

      Class 5-A-2 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for Aggregate Loan Group 3, the
lesser of (a) the Class Certificate Balance of the Class 5-A-2 Certificates with respect to such Distribution Date prior to any reduction for the Class 5-A-2
Loss Allocation Amount and (b) the Class 5-A-1 Loss Amount with respect to such
Distribution Date.

      Class 6-A-1 Loss Amount: With respect to any Distribution Date after the
Senior Credit Support Depletion Date for Aggregate Loan Group 3, the amount, if any, by which the Class Certificate Balance of the Class 6-A-1 Certificates
would be reduced as a result of the allocation of any reduction pursuant to
Section 5.03(b)(iv) to such Class, without regard to the operation of Section
5.03(e)(iii)(B).

      Class 6-A-2 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for Aggregate Loan Group 3, the
lesser of (a) the Class Certificate Balance of the Class 6-A-2 Certificates with respect to such Distribution Date prior to any reduction for the Class 6-A-2
Loss Allocation Amount and (b) the Class 6-A-1 Loss Amount with respect to such
Distribution Date.

      Class B Certificates: The Class 1-B-1, Class 1-B-2, Class 1-B-3, Class
1-B-4, Class 1-B-5, Class 1-B-6, Class 2-B-1, Class 2-B-2, Class 2-B-3, Class
2-B-4, Class 2-B-5, Class 2-B-6, Class 3-B-1, Class 3-B-2, Class 3-B-3, Class
3-B-4, Class 3-B-5 and Class 3-B-6 Certificates.

      Class Certificate Balance: With respect to any Class of Certificates and any date of determination, and subject to Section 5.03(f), the Initial Class
Certificate Balance of such Class

                                       -9-

minus (A) the sum of (i) all distributions of principal made with respect thereto, (ii) all reductions in Class Certificate Balance previously allocated thereto pursuant to Section 5.03(b) and (iii) in the case of the Class 1-A-2,
Class 2-A-2, Class 3-A-3, Class 4-A-2, Class 5-A-2 and Class 6-A-2 Certificates,
any reduction allocated thereto pursuant to Section 5.03(e) plus (B) the sum of
(i) all increases in Class Certificate Balance previously allocated thereto pursuant to Section 5.03(b) and (ii) in the case of the Class 1-A-2, Class
2-A-2, Class 3-A-3, Class 4-A-2, Class 5-A-2 and Class 6-A-2 Certificates, any
increases allocated thereto pursuant to Section 5.03(e).

      Class Interest Shortfall: For any Distribution Date and each Class, the amount by which Accrued Certificate Interest for such Class (as reduced pursuant to Section 5.02(c)) exceeds the amount of interest actually distributed on such
Class on such Distribution Date pursuant to clause (i) of the definition of
"Interest Distribution Amount."

      Class Unpaid Interest Shortfall: As to any Distribution Date and each
Class, the amount by which the aggregate Class Interest Shortfalls for such
Class on prior Distribution Dates exceeds the amount of interest actually distributed on such Class on such prior Distribution Dates pursuant to clause
(ii) of the definition of "Interest Distribution Amount."

      Closing Date: January 31, 2006.

      Code: The Internal Revenue Code of 1986, as amended.

      Commission: The U.S. Securities and Exchange Commission.

      Compensating Interest: With respect to any Distribution Date and Servicer, an amount equal to the lesser of (a) the aggregate of the Prepayment Interest
Shortfalls on the Mortgage Loans serviced by such Servicer for such Distribution
Date and (b) one-twelfth of 0.2500% of the aggregate Stated Principal Balance of the Mortgage Loans serviced by such Servicer as of the Remittance Date relating to such Distribution Date.

      Compliance Statement: As defined in Section 3.20.

      Cooperative: A private, cooperative housing corporation which owns or leases land and all or part of a building or buildings, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

      Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

      Cooperative Lease: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

                                      -10-

      Cooperative Loans: Any of the Mortgage Loans made in respect of a
Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a
Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment or mortgage of the Cooperative Lease, (iv) financing statements and
(v) a stock power (or other similar instrument), and ancillary thereto, a
Recognition Agreement, each of which was transferred and assigned to the Trust pursuant to Section 2.01.

      Cooperative Stock: With respect to a Cooperative Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

      Cooperative Stock Certificate: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

      Corporate Trust Office: With respect to the Trustee, the office of the
Trustee, which office at the date of the execution of this instrument is located at 209 South LaSalle Street, Suite 300, Chicago, Illinois 60604, Attention:
Corporate Trust Services, BAFC, Series 2006-A, or at such other address as the
Trustee may designate from time to time by notice to the Certificateholders, the
Depositor, the Securities Administrator and the Master Servicer. With respect to the Securities Administrator, the principal corporate trust office of the
Securities Administrator at which at any particular time its corporate trust business with respect to this Agreement is conducted, which office at the date of the execution of this instrument is located at 9062 Old Annapolis Road,
Columbia, Maryland 21045-1951, Attention: Corporate Trust Services - BAFC
2006-A, and for certificate transfer purposes is located at Sixth Street and
Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust
Services - BAFC 2006-A, or at such other address as the Securities Administrator may designate from time to time by notice to the Certificateholders, the
Depositor, the Trustee and the Master Servicer.

      Corresponding Upper-Tier Class or Classes: As to the following
Uncertificated Subsidiary Lower-Tier Interests, the Corresponding Upper-Tier
Class or Classes as follows:

UNCERTIFICATED SUBSIDIARY
LOWER-TIER INTEREST              CORRESPONDING UPPER-TIER CLASS OR CLASSES
-------------------------        -----------------------------------------
Class 1-A-SL1 Interest           Class 1-A-1 and Class 1-A-2 Certificates
Class 2-A-SL1 Interest           Class 2-A-1 and Class 2-A-2 Certificates
Class 3-A-SL1 Interest           Class 3-A-1, Class 3-A-2 and Class 3-A-3
                                 Certificates
Class 4-A-SL1 Interest           Class 4-A-1 and Class 4-A-2 Certificates
Class 5-A-SL1 Interest           Class 5-A-1 and Class 5-A-2 Certificates
Class 6-A-SL1 Interest           Class 6-A-1 and Class 6-A-2 Certificates
Class 1-B-SL1 Interest           Class 1-B-1 Certificates
Class 1-B-SL2 Interest           Class 1-B-2 Certificates
Class 1-B-SL3 Interest           Class 1-B-3 Certificates
Class 1-B-SL4 Interest           Class 1-B-4 Certificates
Class 1-B-SL5 Interest           Class 1-B-5 Certificates
Class 1-B-SL6 Interest           Class 1-B-6 Certificates
Class 2-M-SL1 Interest           Class 2-M-1 Certificates
Class 2-B-SL1 Interest           Class 2-B-1 Certificates

                                      -11-

UNCERTIFICATED SUBSIDIARY
LOWER-TIER INTEREST              CORRESPONDING UPPER-TIER CLASS OR CLASSES
-------------------------        -----------------------------------------
Class 2-B-SL2 Interest           Class 2-B-2 Certificates
Class 2-B-SL3 Interest           Class 2-B-3 Certificates
Class 2-B-SL4 Interest           Class 2-B-4 Certificates
Class 2-B-SL5 Interest           Class 2-B-5 Certificates
Class 2-B-SL6 Interest           Class 2-B-6 Certificates
Class 3-B-SL1 Interest           Class 3-B-1 Certificates
Class 3-B-SL2 Interest           Class 3-B-2 Certificates
Class 3-B-SL3 Interest           Class 3-B-3 Certificates
Class 3-B-SL4 Interest           Class 3-B-4 Certificates
Class 3-B-SL5 Interest           Class 3-B-5 Certificates
Class 3-B-SL6 Interest           Class 3-B-6 Certificates
Class 1-A-SLR Interest           Class 1-A-R Certificate

      Countrywide: Countrywide Home Loans Servicing LP, in its capacity as servicer under the Countrywide Servicing Agreement.

      Countrywide Servicing Agreement: The Master Mortgage Loan Purchase and
Servicing Agreement, dated as of April 1, 2003, by and between BANA (as successor in interest to BAMCC) and CHL, as amended by (i) that certain
Amendment No. 1, dated as of July 1, 2003, by and among BAMCC, CHL and BANA,
(ii) that certain Amendment No. 2, dated as of September 1, 2004, by and among
BAMCC, CHL and BANA, (iii) that certain Amendment Reg AB to the Master Mortgage
Loan Purchase and Servicing Agreement, dated as of January 1, 2006, by and between CHL and BANA, and (iv) the Assignment, Assumption and Recognition
Agreement, dated January 31, 2006, by and among BANA, the Depositor, the
Trustee, the Master Servicer and CHL.

      Custodian: Initially, the Trustee, and thereafter any custodian appointed by the Trustee pursuant to Section 9.12. The Custodian may (but need not) be the
Trustee or any Person directly or indirectly controlling or controlled by or under common control of either of them. None of the Master Servicer, any
Servicer or the Depositor, or any Person directly or indirectly controlling or controlled by or under common control with any such Person may be appointed
Custodian.

      Customary Servicing Procedures: With respect to (i) any Servicer, procedures (including collection procedures) that a Servicer customarily employs and exercises in servicing and administering mortgage loans for its own account and which are in accordance with accepted mortgage servicing practices of prudent lending institutions servicing mortgage loans of the same type as the
Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located and (ii) the Master Servicer, those master servicing procedures that constitute customary and usual standards of practice of prudent mortgage loan master servicers.

      Cut-off Date: January 1, 2006.

      Cut-off Date Pool Principal Balance: For each Loan Group, the aggregate of the Cut-off Date Principal Balances of the Mortgage Loans in such Loan Group, which is $385,437,820.33

                                      -12-

for Loan Group 1, $51,213,283.93 for Loan Group 2, $428,324,714.04 for Loan
Group 3, $36,722,759.99 for Loan Group 4, $60,917,939.55 for Loan Group 5 and
$140,403,803.92 for Loan Group 6.

      Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof as of the close of business on the Cut-off Date, reduced by all installments of principal due on or prior thereto whether or not paid.

      Debt Service Reduction: As to any Mortgage Loan and any Determination
Date, the excess of (i) the Monthly Payment due on the related Due Date under the terms of such Mortgage Loan over (ii) the amount of the monthly payment of principal and/or interest required to be paid with respect to such Due Date by the Mortgagor as established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.); provided that no such excess shall be considered a Debt Service Reduction so long as (a) the Servicer of such Mortgage
Loan is pursuing an appeal of the court order giving rise to any such modification and (b)(1) such Mortgage Loan is not in default with respect to payment due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-off Date or (2) Monthly Payments are being advanced by the applicable Servicer, the Master Servicer or the Trustee, as applicable, in accordance with the terms of such Mortgage Loan as in effect on the Cut-off
Date.

      Debt Service Reduction Mortgage Loan: Any Mortgage Loan that became the subject of a Debt Service Reduction.

      Defective Mortgage Loan: Any Mortgage Loan which is required to be cured, repurchased or substituted for pursuant to Sections 2.02 or 2.04.

      Deficient Valuation: As to any Mortgage Loan and any Determination Date,
the excess of (i) the then outstanding indebtedness under such Mortgage Loan over (ii) the secured valuation thereof established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the
Bankruptcy Code, as amended from time to time (11 U.S.C.), pursuant to which such Mortgagor retained such Mortgaged Property; provided that no such excess shall be considered a Deficient Valuation so long as (a) the applicable Servicer is pursuing an appeal of the court order giving rise to any such modification and (b)(1) such Mortgage Loan is not in default with respect to payments due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-off Date or (2) Monthly Payments are being advanced by the applicable
Servicer, the Master Servicer or the Trustee, as applicable, in accordance with the terms of such Mortgage Loan as in effect on the Cut-off Date.

      Definitive Certificates: As defined in Section 6.02(c)(iii).

      Depositor: Banc of America Funding Corporation, a Delaware corporation, or its successor in interest, as depositor of the Trust Estate.

      Depository: The Depository Trust Company, the nominee of which is Cede &
Co., as the registered Holder of the Book-Entry Certificates or any successor thereto appointed in

                                      -13-

accordance with this Agreement. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of
the State of New York.

      Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

      Determination Date: With respect to any Distribution Date, as defined in the applicable Servicing Agreement.

      Distribution Account: The Eligible Account created and maintained by the
Securities Administrator pursuant to Section 3.09(a) in the name of the
Securities Administrator, on behalf of the Trustee, for the benefit of the
Certificateholders and designated "Wells Fargo Bank, N.A., as Securities
Administrator for U.S. Bank National Association, as Trustee, in trust for registered holders of Banc of America Funding Corporation Mortgage Pass-Through
Certificates, Series 2006-A." The Distribution Account shall be deemed to consist of eleven sub-accounts; one for each of the Loan Groups (the "Loan Group
1 Sub-Account," "Loan Group 2 Sub-Account," "Loan Group 3 Sub-Account," "Loan
Group 4 Sub-Account," "Loan Group 5 Sub-Account" and "Loan Group 6 Sub-Account")
and one for each of Group 1 Lower-Tier Certificate Sub-Account, the Aggregate
Group 2 Lower-Tier Certificate Sub-Account, the Aggregate Group 3 Lower-Tier
Certificate Sub-Account, the Subsidiary Lower-Tier Certificate Sub-Account and
the Upper-Tier Certificate Sub-Account. Funds in the Distribution Account shall be held in trust for the Holders of the Certificates for the uses and purposes set forth in this Agreement.

      Distribution Date: The 20th day of each month beginning in February 2006
(or, if such day is not a Business Day, the next Business Day).

      Document Transfer Event: The 60th day following the day on which either
(i) Wells Fargo Bank is no longer the Servicer of any of the Mortgage Loans purchased by the Sponsor from Wells Fargo Bank, N.A. or (ii) the senior, unsecured long-term debt rating of Wells Fargo & Company is less than "BBB-" by
Fitch.

      Due Date: As to any Distribution Date and each Mortgage Loan, the first day in the calendar month of such Distribution Date.

      EDGAR: The Commission's Electronic Data Gathering and Retrieval System.

      Eligible Account: Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee, the Securities Administrator and to each Rating Agency, the
Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that

                                      -14-

is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company (including the Trustee and the Securities Administrator), acting in its fiduciary capacity or (iv) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest and may include, if otherwise qualified under this definition, accounts maintained with the Trustee or the Securities Administrator.

      ERISA: The Employee Retirement Income Security Act of 1974, as amended.

      ERISA Restricted Certificates: Any of the Class 1-A-R, Class 1-B-4, Class
1-B-5, Class 1-B-6, Class 2-B-4, Class 2-B-5, Class 2-B-6, Class 3-B-4, Class
3-B-5 and Class 3-B-6 Certificates

      Escrow Account: As defined in Section 3.08(b).

      Escrow Payments: The amounts constituting taxes, assessments, Primary
Mortgage Insurance Policy premiums, fire and hazard insurance premiums and other payments as may be required to be escrowed by the Mortgagor with the mortgagee pursuant to the terms of any Mortgage Note or Mortgage.

      Events of Default: As defined in Section 8.01.

      Excess Proceeds: With respect to any Liquidated Mortgage Loan, the amount, if any, by which the sum of any Liquidation Proceeds of such Mortgage Loan received in the calendar month in which such Mortgage Loan became a Liquidated
Mortgage Loan, net of any amounts previously reimbursed to the applicable
Servicer as Nonrecoverable Advance(s) with respect to such Mortgage Loan pursuant to Section 3.11(a)(iv), exceeds (i) the unpaid principal balance of such Liquidated Mortgage Loan as of the Due Date in the month in which such
Mortgage Loan became a Liquidated Mortgage Loan plus (ii) accrued interest at the Mortgage Interest Rate from the Due Date as to which interest was last paid or for which a Periodic Advance was made (and not reimbursed) up to the Due Date applicable to the Distribution Date immediately following the calendar month during which such liquidation occurred.

      Exchange Act: The Securities Exchange Act of 1934, as amended.

      FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

      FHLMC: The Federal Home Loan Mortgage Corporation, or any successor thereto.

      Final Distribution Date: The Distribution Date on which the final distribution in respect of some or all of the Certificates will be made pursuant to Section 10.01.

      Financial Market Service: Bloomberg Financial Service and any other financial information provider designated by the Depositor by written notice to the Securities Administrator.

                                      -15-

      FIRREA: The Financial Institutions Reform, Recovery and Enforcement Act of
1989, as amended.

      Fitch: Fitch Ratings or any successor thereto.

      FNMA: Fannie Mae, or any successor thereto.

      Form 8-K Disclosure Information: As defined in Section 3.22(d).

      Fractional Interest: As defined in Section 5.02(d), (e) and (f).

      GreenPoint: GreenPoint Mortgage Funding, Inc., in its capacity as servicer under the GreenPoint Servicing Agreement.

      GreenPoint Servicing Agreements: (a) The Flow Sale and Servicing
Agreement, dated as of September 1, 2004, by and between BANA, as purchaser, and
GreenPoint, as seller, as amended by (i) that certain Amendment No. 1, dated as of October 1, 2004, by and between BANA and GreenPoint, (ii) that certain
Amendment No. 2, dated as of January 1, 2005, by and between BANA and
GreenPoint, (iii) that certain Amendment No. 3, dated as of May 1, 2005, by and between BANA and GreenPoint, (iv) that certain Amendment No. 4, dated as of June
2, 2005, by and between BANA and GreenPoint, (v) that certain Regulation AB
Compliance Addendum to the Flow Sale and Servicing Agreements, dated as of
January 1, 2006, by and between BANA and GreenPoint, and (vi) the Assignment,
Assumption and Recognition Agreement, dated January 31, 2006, by and among BANA, the Depositor, the Trustee, the Master Servicer and GreenPoint, and (b) the Flow
Sale and Servicing Agreement, dated as of January 1, 2005, by and between BANA, as purchaser, and GreenPoint, as seller, as amended by (i) that certain
Regulation AB Compliance Addendum to the Flow Sale and Servicing Agreements,
dated as of January 1, 2006, by and between BANA and GreenPoint and (ii) the
Assignment, Assumption and Recognition Agreement, dated January 31, 2006, by and among BANA, the Depositor, the Trustee, the Master Servicer and GreenPoint.

      Gross Margin: As to each Mortgage Loan, the fixed percentage set forth in the related Mortgage Note and indicated in the Mortgage Loan Schedule as the
"Gross Margin," which percentage is added to the Index on each Rate Adjustment
Date to determine (subject to rounding, the Periodic Cap and the Rate Ceiling)
the Mortgage Interest Rate on such Mortgage Loan until the next Rate Adjustment
Date.

      Group: Any of Group 1, Group 2, Group 3, Group 4, Group 5 or Group 6.

      Group 1: The Group 1 Senior Certificates.

      Group 1 Lower-Tier Certificate Sub-Account: The sub-account of the
Distribution Account designated by the Securities Administrator pursuant to
Section 3.09(g).

      Group 1 Lower-Tier Distribution Amount: As defined in Section 5.02(a)
hereof.

      Group 1 Lower-Tier REMIC: As defined in the Preliminary Statement, the assets of which consist of the Group 1 Mortgage Loans, such amounts as shall be held in the Group 1

                                      -16-

Lower-Tier Certificate Sub-Account, the insurance policies, if any, relating to a Group 1 Mortgage Loan and any property which secured a Group 1 Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure.

      Group 1 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-1 hereto.

      Group 1 Senior Certificates: Class 1-A-1, Class 1-A-2 and Class 1-A-R
Certificates.

      Group 1 Uncertificated Lower-Tier Interest: The Class 1-L Interest.

      Group 2: The Group 2 Senior Certificates.

      Group 2 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-2 hereto.

      Group 2 Senior Certificates: Class 2-A-1 and Class 2-A-2 Certificates.

      Group 3: The Group 3 Senior Certificates.

      Group 3 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-3 hereto.

      Group 3 Senior Certificates: Class 3-A-1, Class 3-A-2 and Class 3-A-3
Certificates.

      Group 4: The Group 4 Senior Certificates.

      Group 4 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-4 hereto.

      Group 4 Senior Certificates: Class 4-A-1 and Class 4-A-2 Certificates.

      Group 5: The Group 5 Senior Certificates.

      Group 5 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-5 hereto.

      Group 5 Senior Certificates: Class 5-A-1 and Class 5-A-2 Certificates.

      Group 6: The Group 6 Senior Certificates.

      Group 6 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-6 hereto.

      Group 6 Senior Certificates: Class 6-A-1 and Class 6-A-2 Certificates.

      Group Subordinate Amount: With respect to any Distribution Date and any
Loan Group, the excess of the Pool Stated Principal Balance for such Loan Group over the aggregate Class Certificate Balance of the Senior Certificates of the
Related Group immediately prior to such date.

      Holder: A Certificateholder.

      Independent: When used with respect to any specified Person means such a
Person who (i) is in fact independent of the Depositor, the Trustee, the
Securities Administrator, the Master

                                      -17-

Servicer and the Servicers, (ii) does not have any direct financial interest or any material indirect financial interest in the Depositor, the Trustee, the
Securities Administrator, the Master Servicer or the Servicers or in an
affiliate of any of them, and (iii) is not connected with the Depositor, the
Trustee, the Securities Administrator, the Master Servicer or the Servicers as
an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

      Index: As to any Mortgage Loan and Rate Adjustment Date, any of the
Six-Month LIBOR Index, One-Year LIBOR Index or One-Year CMT Index. The Index
applicable to each Mortgage Loan will be indicated on the Mortgage Loan
Schedule. In the event that any such Index is no longer available, the applicable Servicer will select a substitute Index in accordance with the terms of the related Mortgage Note and in compliance with federal and state law.

      Initial Class Certificate Balance: As to each Class of Certificates, the
Class Certificate Balance set forth in the Preliminary Statement.

      Insurance Policy: With respect to any Mortgage Loan included in the Trust
Estate, any related insurance policy, including all riders and endorsements thereto in effect, including any replacement policy or policies for any
Insurance Policies.

      Insurance Proceeds: Proceeds paid by an insurer pursuant to any Insurance
Policy, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

      Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

      Interest Accrual Period: As to any Distribution Date and each Class of
Certificates, the period from and including the first day of the calendar month preceding the calendar month of such Distribution Date to but not including the first day of the calendar month of such Distribution Date.

      Interest Distribution Amount: For any Distribution Date and each Class, the sum of (i) the Accrued Certificate Interest, subject to reduction pursuant to Section 5.02(c) and (ii) any Class Unpaid Interest Shortfall for such Class.

      JPMorgan Chase: JPMorgan Chase Bank, N.A., in its capacity as servicer under the JPMorgan Chase Servicing Agreement.

      JPMorgan Chase Servicing Agreements: (a) The Mortgage Loan Purchase,
Warranties and Servicing Agreement, dated as of May 1, 2005, by and among BANA, as purchaser, CHF, as seller, and JPMorgan Chase, as servicer, as amended by (i)
that certain Amendment No. 1, dated January 1, 2006, by and among BANA, CHF and
JPMorgan Chase, (ii) that certain Regulation AB Compliance Addendum, dated as of
January 1, 2006, by and among BANA, JPMorgan Chase and CHF, and (iii) the
Assignment, Assumption and Recognition Agreement, dated January 31, 2006, by and among BANA, the Depositor, the Trustee, the Master Servicer and CHF, and (b) the
Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of May 1,
2005, by and among BANA, as purchaser, CHF and JPMorgan Chase, each as seller,
and

                                      -18-

JPMorgan Chase, as servicer, as amended by (i) that certain Regulation AB
Compliance Addendum, dated as of January 1, 2006, by and among by and among
BANA, JPMorgan Chase and CHF, and (ii) the Assignment, Assumption and
Recognition Agreement, dated January 31, 2006, by and among BANA, the Depositor, the Trustee, the Master Servicer and CHF.

      Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) that was liquidated in the
Prior Period and as to which the applicable Servicer has certified (in accordance with the applicable Servicing Agreement) that it has received all proceeds it expects to receive in connection with the liquidation of such
Mortgage Loan including the final disposition of an REO Property.

      Liquidation Proceeds: Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged
Property and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Servicing Fees and Advances.

      Loan Group: Any of Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4,
Loan Group 5 or Loan Group 6.

      Loan Group 1: The Group 1 Mortgage Loans.

      Loan Group 1 Senior Percentage: With respect to any Distribution Date, the percentage, carried six places rounded up, obtained by dividing the Class
Certificate Balance of the Senior Certificates of Group 1 immediately prior to such Distribution Date by the Pool Stated Principal Balance of Loan Group 1 with respect to such Distribution Date.

      Loan Group 1 Subordinate Percentage: As to any Distribution Date, the
aggregate Class Certificate Balance of the Class 1-B Certificates divided by the aggregate Pool Stated Principal Balance for Loan Group 1.

      Loan Group 2: The Group 2 Mortgage Loans.

      Loan Group 3: The Group 3 Mortgage Loans.

      Loan Group 4: The Group 4 Mortgage Loans.

      Loan Group 5: The Group 5 Mortgage Loans.

      Loan Group 6: The Group 6 Mortgage Loans.

      Loan-to-Value Ratio: With respect to any Mortgage Loan and any date of determination, the fraction, expressed as a percentage, the numerator of which is the outstanding principal balance of the related Mortgage Loan at origination and the denominator of which is the Appraised Value of the related Mortgaged
Property.

                                      -19-

      Lower-Tier REMICs: The Group 1 Lower-Tier REMIC, the Aggregate Group 2
Lower-Tier REMIC, the Aggregate Group 3 Lower-Tier REMIC and the Subsidiary
Lower-Tier REMIC.

      Master Servicer: Wells Fargo Bank, N.A., and its successors-in-interest and, if a successor master servicer is appointed hereunder, such successor, as master servicer.

      Master Servicer Custodial Account: The account or accounts created and maintained by the Master Servicer pursuant to Section 3.09(b) which must be an
Eligible Account.

      Master Servicer Custodial Account Reinvestment Income: For each
Distribution Date, all income and gains net of any losses realized since the preceding Distribution Date from Permitted Investments of funds in the Master
Servicer Custodial Account.

      Master Servicing Fee: With respect to each Mortgage Loan and Distribution
Date, the amount of the fee payable to the Master Servicer, which shall, for such Distribution Date, be equal to one-twelfth of the product of the Master
Servicer Fee Rate with respect to such Mortgage Loan and the Stated Principal
Balance of such Mortgage Loan. Such fee shall be payable monthly, computed on the basis of the same Stated Principal Balance and period respecting which any related interest payment on a Mortgage Loan is computed.

      Master Servicing Fee Rate: With respect to each Mortgage Loan, 0.0035% per annum.

      Master Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and master servicing of the Mortgage
Loans whose name appears on a list of servicing officers furnished to the
Securities Administrator by the Master Servicer, as such list may from time to time be amended.

      Master Servicing Transfer Costs: All reasonable costs and expenses
(including attorney's fees) incurred by the Trustee or a successor master servicer in connection with the transfer of master servicing or servicing from a predecessor master servicer, including, without limitation, any costs or expenses associated with the complete transfer of all master servicing data or servicing data and the completion, correction or manipulation of such master servicing data or servicing data as may be required by the Trustee or successor master servicer to correct any errors or insufficiencies in the master servicing data or servicing data or otherwise to enable the Trustee or a successor master servicer to master service or service, as the case may be, the applicable
Mortgage Loans properly and effectively.

      MERS: As defined in Section 2.01(b)(iii).

      Monthly Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified herein, shall give effect to any related Debt Service
Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

      Monthly Statement: As defined in Section 5.04(b).

                                      -20-

      Mortgage: The mortgage, deed of trust or other instrument creating a first lien on a Mortgaged Property securing a Mortgage Note or creating a first lien on a leasehold interest.

      Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

      Mortgage Interest Rate: As to any Mortgage Loan, the per annum rate of interest at which interest accrues on the principal balance of such Mortgage
Loan, as adjusted from time to time in accordance with the provisions of the related Mortgage Note, which rate is (a) prior to the first Rate Adjustment Date for each such Mortgage Loan, the initial Mortgage Interest Rate for such
Mortgage Loan indicated on the Mortgage Loan Schedule and (b) from and after such Rate Adjustment Date, the sum of the applicable Index, as of the Rate
Adjustment Date applicable to such Due Date, and the Gross Margin, rounded as set forth in such Mortgage Note, subject to the Periodic Cap and the Rate
Ceiling applicable to such Mortgage Loan at any time during the life of such
Mortgage Loan.

      Mortgage Loan Purchase Agreement: The Mortgage Loan Purchase Agreement,
dated January 31, 2006, between BANA, as seller, and the Depositor, as purchaser.

      Mortgage Loan Schedule: The list of Mortgage Loans (as from time to time amended by the Master Servicer to reflect the addition of Substitute Mortgage
Loans and the deletion of Defective Mortgage Loans pursuant to the provisions of this Agreement) transferred to the Trustee as part of the Trust Estate and from time to time subject to this Agreement, attached hereto as Exhibit D-1, Exhibit
D-2, Exhibit D-3, Exhibit D-4, Exhibit D-5 and Exhibit D-6 setting forth the following information with respect to each Mortgage Loan: (i) the Mortgage Loan identifying number; (ii) a code indicating whether the Mortgaged Property is owner-occupied; (iii) the property type for each Mortgaged Property; (iv) the original months to maturity or the remaining months to maturity from the Cut-off
Date; (v) the Loan-to-Value Ratio at origination; (vi) the Mortgage Interest
Rate as of the Cut-off Date; (vii) the date on which the first Monthly Payment was due on the Mortgage Loan, and, if such date is not the Due Date currently in effect, such Due Date; (viii) the stated maturity date; (ix) the amount of the
Monthly Payment as of the Cut-off Date; (x) the paid-through date; (xi) the original principal amount of the Mortgage Loan; (xii) the principal balance of the Mortgage Loan as of the close of business on the Cut-off Date, after application of payments of principal due on or before the Cut-off Date, whether or not collected, and after deduction of any payments collected of scheduled principal due after the Cut-off Date; (xiii) a code indicating the purpose of the Mortgage Loan; (xiv) a code indicating the documentation style; (xv) the
Appraised Value; (xvi) the first Rate Adjustment Date; (xvii) the Rate Ceiling;
(xviii) the Rate Floor; (xix) the Periodic Cap; (xx) the Gross Margin; (xxi) the
Index; (xxii) the closing date of such Mortgage Loan; (xxiii) the Originator of such Mortgage Loan; (xxiv) the Servicer of such Mortgage Loan as of the Cut-off
Date and (xxv) the PMI Policy Fee Rate, if any, for such Mortgage Loan. With respect to the Aggregate Loan Group 2 Mortgage Loans and Aggregate Loan Group 3
Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the Cut-off Date: (i) the number of Mortgage Loans;
(ii) the current aggregate outstanding principal balance of the Mortgage Loans;
(iii) the weighted average Mortgage Interest Rate of the Mortgage Loans; and
(iv) the weighted average months to maturity of the Mortgage Loans.

                                      -21-

      Mortgage Loans: Such of the mortgage loans transferred and assigned to the
Trustee pursuant to Section 2.01 as from time to time are held as a part of the
Trust Estate (including any Substitute Mortgage Loans and REO Property), the
Mortgage Loans originally so held being identified in the Mortgage Loan
Schedule.

      Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with all riders thereto and amendments thereof.

      Mortgaged Property: The underlying property securing a Mortgage Loan, which may include Cooperative Stock or residential long-term leases.

      Mortgagor: The obligor on a Mortgage Note.

      National City: National City Mortgage Co., in its capacity as servicer under the National City Servicing Agreement.

      National City Servicing Agreement: The Master Seller's Warranties and
Servicing Agreement, dated as of September 1, 2003, by and between BANA (as successor in interest to BAMCC), as purchaser, and National City, as seller, as amended by (i) that certain Amendment No. 1, dated as of July 1, 2004, by and among BAMCC, National City and BANA, (ii) that certain Master Assignment,
Assumption and Recognition Agreement, dated as of July 1, 2004, by and among
BAMCC, National City, BANA and Wachovia Bank, National Association, (iii) that certain Amendment No. 2, dated as of October 1, 2004, by and between National
City and BANA, (iv) that certain Amendment No. 3, dated as of August 11, 2005, by and between National City and BANA, (v) that certain Regulation AB Compliance
Addendum to the Master Seller's Warranties and Servicing Agreement, dated as of
January 1, 2006, by and between National City and BANA, and (vi) the Assignment,
Assumption and Recognition Agreement, dated January 31, 2006, by and among BANA, the Depositor, the Trustee, the Master Servicer and National City.

      Net Mortgage Interest Rate: As to any Mortgage Loan and Distribution Date,
such Mortgage Loan's Mortgage Interest Rate thereon on the first day of the month preceding the month of the related Distribution Date reduced by the applicable Administrative Fee Rate for such Mortgage Loans.

      Net WAC: As to any Loan Group and any Distribution Date, the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans in such Loan
Group (based on Stated Principal Balances of the Mortgage Loans in such Loan
Group on the Due Date in the month preceding the month of such Distribution
Date).

      Non-Supported Interest Shortfalls: As to any Distribution Date and (i) the
Loan Groups in Aggregate Loan Group 2, the amount, if any, by which the aggregate of Prepayment Interest Shortfalls for the Loan Groups in Aggregate
Loan Group 2 exceeds Compensating Interest for the Loan Groups in Aggregate Loan
Group 2 for such Distribution Date and (ii) the Loan Groups in Aggregate Loan
Group 3, the amount, if any, by which the aggregate of Prepayment Interest
Shortfalls for the Loan Groups in Aggregate Loan Group 3 exceeds Compensating
Interest for the Loan Groups in Aggregate Loan Group 3 for such Distribution
Date.

                                      -22-

      Non-U.S. Person: A Person other than a U.S. Person.

      Nonrecoverable Advance: Any portion of an Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed and which, in the good faith judgment of the applicable Servicer will not or, in the case of a proposed Advance, would not be ultimately recoverable from the related Mortgagor, related Liquidation Proceeds, Insurance Proceeds or other recoveries in respect of the related Mortgage Loan.

      NYCEMA: A New York Consolidation, Extension and Modification Agreement.

      Offered Certificates: The Senior Certificates and the Class 1-B-1, Class
1-B-2, Class 1-B-3, Class 2-M-1, Class 2-B-1, Class 2-B-2, Class 2-B-3, Class
3-B-1, Class 3-B-2 and Class 3-B-3 Certificates.

      Officer's Certificate: A certificate signed by the Chairman of the Board,
Vice Chairman of the Board, President or a Vice President and by the Treasurer,
the Secretary or one of the Assistant Treasurers or Assistant Secretaries, or
any other duly authorized officer of the Depositor or the Master Servicer, as the case may be, and delivered to the Trustee or the Securities Administrator as required in this Agreement.

      One-Year CMT Index: A rate per annum that is defined to be the weekly average yield on United States Treasury Securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board, published in Federal Reserve Statistical Release H.15 (519) and most recently available as of the date 45 days before the applicable Rate Adjustment Date.

      One-Year LIBOR Index: A rate per annum that is defined to be the average of interbank offered rates for one-year U.S. dollar-denominated deposits in the
London market, as published in The Wall Street Journal and most recently available either (i) as of the first Business Day in the month preceding the month of the applicable Rate Adjustment Date or (ii) up to the date 45 days before the applicable Rate Adjustment Date.

      Opinion of Counsel: A written opinion of counsel acceptable to the Trustee if such opinion is delivered to the Trustee, or acceptable to the Securities
Administrator if such opinion is delivered to the Securities Administrator, who may be counsel for the Depositor or the Master Servicer, except that any opinion of counsel relating to the qualification of the Trust Estate as five separate
REMICs or compliance with the REMIC Provisions must be an opinion of Independent counsel.

      Original Fractional Interest: With respect to each of the following
Classes of Subordinate Certificates, the corresponding percentage described below, as of the Closing Date:

                  Class 1-B-1                     1.30%
                  Class 1-B-2                     0.80%
                  Class 1-B-3                     0.50%
                  Class 1-B-4                     0.30%
                  Class 1-B-5                     0.15%
                  Class 1-B-6                     0.00%

                                      -23-

                  Class 2-M-1                     4.60%
                  Class 2-B-1                     3.50%
                  Class 2-B-2                     2.40%
                  Class 2-B-3                     1.60%
                  Class 2-B-4                     0.95%
                  Class 2-B-5                     0.40%
                  Class 2-B-6                     0.00%
                  Class 3-B-1                     2.00%
                  Class 3-B-2                     1.30%
                  Class 3-B-3                     0.90%
                  Class 3-B-4                     0.50%
                  Class 3-B-5                     0.20%
                  Class 3-B-6                     0.00%

      Original Subordinate Certificate Balance: $10,599,720.00 for the Class 1-B
Certificates, $33,557,757.00 for the Aggregate Group 2 Subordinate Certificates
and $7,550,743.00 for the Aggregate Group 3 Subordinate Certificates.

      Originator: For each Mortgage Loan, the Person listed on the Mortgage Loan
Schedule as the originator.

      OTS: The Office of Thrift Supervision.

      Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan which was not the subject of a Principal Prepayment in Full prior to such Due Date, which did not become a Liquidated Mortgage Loan prior to such Due Date and which was not purchased from the Trust prior to such Due Date pursuant to Sections 2.02 or
2.04.

      Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the
Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

      Pass-Through Rate: As to each Class of Certificates, the per annum rate set forth or described in the Preliminary Statement.

      Paying Agent: As defined in Section 9.13.

      Percentage Interest: As to any Certificate, the percentage obtained by dividing the initial Certificate Balance of such Certificate by the Initial
Class Certificate Balance of the Class of which such Certificate is a part.

      Periodic Advance: With respect to each Servicer, shall have the meaning given to term "Monthly Advance" in the applicable Servicing Agreement.

      Periodic Cap: For each Mortgage Loan, the applicable limit on adjustment of the Mortgage Interest Rate for each Rate Adjustment Date specified in the applicable Mortgage Note and designated as such in the Mortgage Loan Schedule.

                                      -24-

      Permitted Investments: One or more of the following:

            (i)     obligations of or guaranteed as to principal and interest by the United States, FHLMC, FNMA or any agency or instrumentality of the
      United States when such obligations are backed by the full faith and credit of the United States; provided that such obligations of FHLMC or
      FNMA shall be limited to senior debt obligations and mortgage participation certificates other than investments in mortgage-backed or mortgage participation securities with yields evidencing extreme sensitivity to the rate of principal payments on the underlying mortgages, which shall not constitute Permitted Investments hereunder;

            (ii)    repurchase agreements on obligations specified in clause (i)
      maturing not more than one month from the date of acquisition thereof with a corporation incorporated under the laws of the United States or any state thereof rated not lower than "A-1+" by S&P and "F1" by Fitch;

            (iii)   federal funds, certificates of deposit, demand deposits,
      time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers'
      acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United
      States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof, rated not lower than "F1" by Fitch and "A-1+" by S&P;

            (iv)    commercial paper (having original maturities of not more
      than 365 days) of any corporation incorporated under the laws of the
      United States or any state thereof which is rated not lower than "F1" by
      Fitch and "A-1+" by S&P;

            (v)     investments in money market funds (including funds of the
      Securities Administrator or its affiliates, or funds for which an affiliate of the Securities Administrator acts as advisor, as well as funds for which the Securities Administrator and its affiliates may receive compensation) rated either "AAAm" or "AAAm G" by S&P and "AAA" by
      Fitch (if rated by Fitch) or otherwise approved in writing by each Rating
      Agency; and

            (vi)    other obligations or securities that are acceptable to each
      Rating Agency and, as evidenced by an Opinion of Counsel obtained by the
      Master Servicer or Securities Administrator, as the case may be, will not affect the qualification of the Trust Estate as five separate REMICs;

provided, however, that no instrument shall be a Permitted Investment if it represents either (a) the right to receive only interest payments with respect to the underlying debt instrument or (b) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations.

      Permitted Transferee: Any Person other than (i) the United States, or any
State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a

                                      -25-

foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) (except certain farmers'
cooperatives described in Code Section 521), (iv) rural electric and telephone cooperatives described in Code Section 1381(a)(2)(C), (v) a Person with respect to whom the income on a Residual Certificate is allocable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such Person or any other U.S. Person, and (vi) any other Person so designated by the Master Servicer based on an Opinion of Counsel to the effect that any transfer to such Person may cause the Trust or any other Holder of a
Residual Certificate to incur tax liability that would not be imposed other than on account of such transfer. The terms "United States," "State" and
"international organization" shall have the meanings set forth in Code Section
7701 or successor provisions.

      Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

      Physical Certificates: The Class 1-A-R, Class 1-B-4, Class 1-B-5, Class
1-B-6, Class 2-B-4, Class 2-B-5, Class 2-B-6, Class 3-B-4, Class 3-B-5 and Class
3-B-6 Certificates.

      Plan: As defined in Section 6.02(e).

      PMI Policy: A Primary Mortgage Insurance Policy, the premium for which is paid by the related Servicer from the interest portion of the related Monthly
Payment.

      PMI Policy Fee Rate: With respect to the Mortgage Loan covered by a PMI
Policy, the rate indicated on the Mortgage Loan Schedule for such Mortgage Loan.

      Pool Distribution Amount: As to any Distribution Date and Loan Group, the
excess of (a) the sum of (i) the aggregate of (A) the interest portion of any
Monthly Payment on a Mortgage Loan in such Loan Group and the principal portion of any Monthly Payment on a Mortgage Loan in such Loan Group due on the Due Date in the month in which such Distribution Date occurs and which is received prior to the related Determination Date and (B) all Periodic Advances made by a
Servicer (or the Master Servicer or the Trustee, as applicable) in respect of such Loan Group and payments of Compensating Interest allocable to such Loan
Group made by the applicable Servicer in respect of such Loan Group and such
Distribution Date deposited to the Master Servicer Custodial Account pursuant to
Section 3.09(c)(vi); (ii) all Liquidation Proceeds received on the Mortgage
Loans in such Loan Group during the preceding calendar month and deposited to the Master Servicer Custodial Account pursuant to Section 3.09(c)(iii); (iii)
all Principal Prepayments received on the Mortgage Loans in such Loan Group during the month preceding the month of such Distribution Date and deposited to the Master Servicer Custodial Account pursuant to Section 3.09(c)(i) during such period; (iv) in connection with any Mortgage Loans that are Defective Mortgage
Loans in such Loan Group, the aggregate of the Purchase Prices and Substitution
Adjustment Amounts remitted on the related Remittance Date pursuant to Section
3.09(c)(vii); (v) any other amounts in the Master Servicer Custodial Account deposited therein pursuant to Section 3.09(c)(iv), (v) and (viii) in respect of such Distribution Date and such Loan Group; (vi) any Reimbursement Amount required to be

                                      -26-

included pursuant to Section 5.02(a); and (vii) any Recovery with respect to such Distribution Date over (b) any amounts permitted to be withdrawn from the
Master Servicer Custodial Account pursuant to clauses (i) through (viii), inclusive, of Section 3.11(a) in respect of such Loan Group.

      Pool Stated Principal Balance: As to any Distribution Date and Loan Group,
the aggregate Stated Principal Balance of all Mortgage Loans in such Loan Group that were Outstanding Mortgage Loans immediately following the Due Date in the month preceding the month in which such Distribution Date occurs.

      Prepayment Interest Shortfall: As to any Distribution Date and each
Mortgage Loan subject to a Principal Prepayment received during the Prior
Period, the amount, if any, by which one month's interest at the related
Mortgage Interest Rate (net of the Servicing Fee Rate) on such Principal
Prepayment exceeds the amount of interest paid in connection with such Principal
Prepayment.

      Primary Mortgage Insurance Policy: Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any
Mortgage Loan, in each case issued by an insurer acceptable to FNMA or FHLMC.

      Principal Amount: As to any Distribution Date and Loan Group, the sum of
(i) the sum of (a) the principal portion of each Monthly Payment due on each
Mortgage Loan in such Loan Group on the related Due Date, (b) the Stated
Principal Balance, as of the date of repurchase, of (i) each Mortgage Loan in such Loan Group that was repurchased by a Servicer pursuant to the applicable
Servicing Agreement as of such Distribution Date, (ii) any Mortgage Loan repurchased by the Sponsor pursuant to the Mortgage Loan Purchase Agreement or a
Purchase Obligation as of such Distribution Date, (iii) any Mortgage Loan repurchased by the Depositor pursuant to a Purchase Obligation as of such
Distribution Date or (iv) any Mortgage Loan purchased pursuant to Section 10.01 hereof, (c) any Substitution Adjustment Amount in connection with a Defective
Mortgage Loan in such Loan Group received during the Prior Period, (d) any
Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans in such Loan Group that are not yet Liquidated Mortgage Loans received by a
Servicer during the Prior Period, (e) with respect to each Mortgage Loan in such
Loan Group that became a Liquidated Mortgage Loan during the Prior Period, the amount of Liquidation Proceeds (excluding Excess Proceeds) allocable to principal received by a Servicer with respect to such Mortgage Loan during such
Prior Period and (f) all Principal Prepayments on the Mortgage Loans in such
Loan Group received by a Servicer during the Prior Period and (ii) any Recovery related to such Loan Group for such Distribution Date.

      Principal Prepayment: With respect to each Mortgage Loan, any payment or other recovery of principal on a Mortgage Loan (other than Liquidation Proceeds)
which is received in advance of its scheduled Due Date and is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

      Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan.

                                      -27-

      Prior Period: With respect to any Distribution Date, the calendar month immediately preceding the month of such Distribution Date.

      Private Certificates: The Class 1-B-4, Class 1-B-5, Class 1-B-6, Class
2-B-4, Class 2-B-5, Class 2-B-6, Class 3-B-4, Class 3-B-5 and Class 3-B-6
Certificates.

      Pro Rata Share: As to any Distribution Date and any Class of Subordinate
Certificates, the portion of the Subordinate Principal Distribution Amounts allocable to such Class, equal to the sum of (i) the product of the amounts determined in accordance with clause (i) of the Subordinate Principal
Distribution Amounts and a fraction, the numerator of which is the related Class
Certificate Balance thereof and the denominator of which is the aggregate Class
Certificate Balance of the Subordinate Certificates and (ii) if such class is not a Restricted Class, the product of the amounts determined in accordance with clause (ii) of the Subordinate Principal Distribution Amounts for such
Distribution Date and a fraction, the numerator of which is the related Class
Certificate Balance thereof and the denominator of which is the aggregate Class
Certificate Balance of the Subordinate Certificates that are not Restricted
Classes. The Pro Rata Share of a Restricted Class shall be 0% with respect to clause (ii) hereof.

      Purchase Obligation: An obligation of the Sponsor or the Depositor to purchase Mortgage Loans under the circumstances and in the manner provided in
Section 2.02 or 2.04.

      Purchase Price: With respect to each Mortgage Loan that was a Defective
Mortgage Loan repurchased on any date pursuant to Sections 2.02 or 2.04, an amount equal to the sum of (i) the Stated Principal Balance of the Mortgage
Loan, (ii) interest on such Stated Principal Balance at the Mortgage Interest
Rate from the date on which interest has last been paid and distributed through the last day of the month in which such repurchase takes place and (iii) any costs and damages incurred by the Trust in connection with any violation by such repurchased Mortgage Loan of any predatory or abusive lending law, less (x)
amounts received or advanced in respect of such repurchased Mortgage Loan which are being held in the applicable Servicer Custodial Account for distribution in the month of repurchase and (y) if the Person repurchasing such Mortgage Loan is servicing such Mortgage Loan under the related Servicing Agreement, the
Servicing Fee for such Mortgage Loan.

      Rate Adjustment Date: As to each Mortgage Loan, the Due Date on which an adjustment to the Mortgage Interest Rate of such Mortgage Loan becomes effective under the related Mortgage Note.

      Rate Ceiling: The maximum per annum Mortgage Interest Rate permitted under the related Mortgage Note and indicated on the Mortgage Loan Schedule.

      Rate Floor: The minimum per annum Mortgage Interest Rate permitted under the related Mortgage Note and indicated on the Mortgage Loan Schedule.

      Rating Agency: Each of Fitch and S&P. If either such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the
Trustee, the Master Servicer and the Securities Administrator.

                                      -28-

References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

      Realized Loss: With respect to each Liquidated Mortgage Loan, an amount as of the date of such liquidation, equal to (i) the unpaid principal balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus (ii)
interest at the Net Mortgage Interest Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Net Mortgage Interest Rate and to principal of the
Liquidated Mortgage Loan. With respect to each Mortgage Loan that has become the subject of a Deficient Valuation, if the principal amount due under the related
Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient
Valuation. With respect to each Mortgage Loan that has become the subject of a
Debt Service Reduction and any Distribution Date, the amount, if any, by which the principal portion of the related Monthly Payment has been reduced.

      Recognition Agreement: With respect to a Cooperative Loan, the recognition agreement between the Cooperative and the originator of such Cooperative Loan.

      Record Date: With respect to each Certificate, the last day of the month
(or, if such day is not a Business Day, the preceding Business Day) preceding the month of the related Distribution Date.

      Recovery: Any amount received on a Mortgage Loan subsequent to such
Mortgage Loan being determined to be a Liquidated Mortgage Loan.

      Regular Certificates: As defined in the Preliminary Statement hereto.

      Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB),
17 C.F.R. ss.ss.229.1100 - 229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act
Release No. 33-8518, 70 Red. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

      Reimbursement Amount: As defined in Section 2.02.

      Related Group: For Loan Group 1, Group 1 and the Class 1-B Certificates;
for Loan Group 2, Group 2; for Loan Group 3, Group 3; for Loan Group 4, Group 4;
for Loan Group 5, Group 5, for Loan Group 6, Group 6; for the Loan Groups in
Aggregate Loan Group 2, Group 2, Group 3, Group 4 and the Aggregate Group 2
Subordinate Certificates and for the Loan Groups in Aggregate Loan Group 3,
Group 5, Group 6 and the Aggregate Group 3 Subordinate Certificates.

                                      -29-

      Related Loan Group: For Group 1, Loan Group 1; for Group 2, Loan Group 2;
for Group 3, Loan Group 3; for Group 4, Loan Group 4; for Group 5, Loan Group 5;
for Group 6, Loan Group 6.

      Relevant Servicing Criteria: The Servicing Criteria applicable to the various parties, as set forth on Exhibit M attached hereto. For clarification purposes, multiple parties can have responsibility for the same Relevant
Servicing Criteria. With respect to a Servicing Function Participant engaged by the Master Servicer, the Securities Administrator, the Custodian or any
Servicer, the term "Relevant Servicing Criteria" may refer to a portion of the
Relevant Servicing Criteria applicable to such parties

      Relief Act: The Servicemembers Civil Relief Act.

      Relief Act Reduction: With respect to any Distribution Date, for any
Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act or comparable state legislation, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued pursuant to the terms of the Mortgage Note on the same principal amount and for the same period as the interest collectible on such Mortgage Loan for the most recently ended calendar month.

      REMIC: A "real estate mortgage investment conduit" within the meaning of
Section 860D of the Code.

      REMIC Certificate Maturity Date: The "latest possible maturity date" of the Regular Certificates as that term is defined in Section 2.07.

      REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through
860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time, as well as provisions of applicable state laws.

      Remittance Date: The 18th day of each month beginning in November 2005
(or, if such day is not a Business Day, the preceding Business Day).

      REO Disposition Period: As defined in Section 3.15.

      REO Proceeds: Proceeds, net of any related expenses of a Servicer received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which are received prior to the final liquidation of such Mortgaged Property.

      REO Property: A Mortgaged Property acquired by a Servicer servicing the related Mortgage Loan on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

      Reportable Event: As defined in Section 3.22(d).

                                      -30-

      Reporting Servicer: As defined in Section 3.22(c)(i).

      Request for Release: The Request for Release submitted by a Servicer to the Custodian substantially in the form of Exhibit E.

      Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this
Agreement in respect of such Mortgage Loan.

      Residual Certificate: The Class 1-A-R Certificate, which shall represent ownership of the Class LR-G1 Interest, the Class LR-G2 Interest, the Class LR-G3
Interest, the Class SLR Interest and the Class UR Interest for the purposes of the REMIC Provisions.

      Responsible Officer: When used with respect to the Trustee or the
Securities Administrator, any officer of the Corporate Trust Department of the
Trustee or the Securities Administrator, as applicable, including any Senior
Vice President, any Vice President, any Assistant Vice President, any Assistant
Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee or Securities Administrator, as applicable, customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement.

      Restricted Classes: As defined in Section 5.02(d), (e) and (f).

      S&P: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

      Sarbanes-Oxley Certification: As defined in Section 3.22(e).

      Securities Administrator: Wells Fargo Bank, N.A., and its
successors-in-interest and, if a successor securities administrator is appointed hereunder, such successor, as securities administrator.

      Security Agreement: With respect to a Cooperative Loan, the agreement or mortgage creating a security interest in favor of the originator of the
Cooperative Loan in the related Cooperative Stock.

      Senior Certificates: The Class 1-A-1, Class 1-A-2, Class 1-A-R, Class
2-A-1, Class 2-A-2, Class 3-A-1, Class 3-A-2, Class 3-A-3, Class 4-A-1, Class
4-A-2 Class 5-A-1, Class 5-A-2, Class 6-A-1 and Class 6-A-2 Certificates.

      Senior Credit Support Depletion Date: (i) As to Group 1, the date on which the aggregate Class Certificate Balance of the Class 1-B Certificates is reduced to zero; (ii) as to each of the Groups in Aggregate Group 2, the date on which the aggregate Class Certificate Balance of the Aggregate Group 2 Subordinate
Certificates is reduced to zero and (iii) as to each of the Groups in Aggregate
Group 3, the date on which the aggregate Class Certificate Balance of the
Aggregate Group 3 Subordinate Certificates is reduced to zero.

                                      -31-

      Senior Percentage: With respect to any Distribution Date and Loan Group, the percentage, carried to six places rounded up, obtained by dividing (i) the aggregate Class Certificate Balance of the Senior Certificates of the Related
Group immediately prior to such Distribution Date, by (ii) the Pool Stated
Principal Balance of such Loan Group for such Distribution Date.

      Senior Prepayment Percentage: For Loan Group 1 and any Distribution Date
during the seven years beginning on the first Distribution Date, 100%. The
Senior Prepayment Percentage for Loan Group 1 and for any Distribution Date
occurring on or after the seventh anniversary of the first Distribution Date will, except as provided herein, be as follows: for any Distribution Date in the first year thereafter, the Senior Percentage for Loan Group 1 plus 70% of the
Subordinate Percentage for Loan Group 1 for such Distribution Date; for any
Distribution Date in the second year thereafter, the Senior Percentage for Loan
Group 1 plus 60% of the Subordinate Percentage for Loan Group 1 for such
Distribution Date; for any Distribution Date in the third year thereafter, the
Senior Percentage for Loan Group 1 plus 40% of the Subordinate Percentage for
Loan Group 1 for such Distribution Date; for any Distribution Date in the fourth year thereafter, the Senior Percentage for Loan Group 1 plus 20% of the
Subordinate Percentage for such Loan Group 1 for such Distribution Date; and for any Distribution Date in the fifth or later years thereafter, the Senior
Percentage for such Loan Group 1 for such Distribution Date unless (i) on any of the foregoing Distribution Dates the Loan Group 1 Senior Percentage exceeds the initial Loan Group 1 Senior Percentage, in which case the Senior Prepayment
Percentage for Loan Group 1 for such Distribution Date will once again equal
100%, (ii) on any Distribution Date before the Distribution Date occurring in
February 2009, the Loan Group 1 Subordinate Percentage for such Distribution
Date is greater than or equal to twice the initial Loan Group 1 Subordinate
Percentage, in which case the Senior Prepayment Percentage for Loan Group 1 for such Distribution Date will equal the Senior Percentage for Loan Group 1 plus
50% of the Subordinate Percentage for Loan Group 1, or (iii) on any Distribution
Date occurring on or after the Distribution Date in February 2009, the Loan
Group 1 Subordinate Percentage for such Distribution Date is greater than or equal to twice the initial Loan Group 1 Subordinate Percentage, in which case the Senior Prepayment Percentage for Loan Group 1 for such Distribution Date will equal the Senior Percentage for Loan Group 1. Notwithstanding the
foregoing, no decrease in the share of the Loan Group Subordinate Percentage
(for calculating the applicable Senior Prepayment Percentage for Loan Group 1)
will occur and the Senior Prepayment Percentage for Loan Group 1 will be calculated without regard to clause (ii) or (iii) in the preceding sentence unless both of the Senior Step Down Conditions for Loan Group 1 are satisfied.

      For any Distribution Date and any Loan Group in Aggregate Loan Group 2
during the seven years beginning on the first Distribution Date, 100%. The
Senior Prepayment Percentage for any Loan Group in Aggregate Loan Group 2 and
for any Distribution Date occurring on or after the tenth anniversary of the first Distribution Date will, except as provided herein, be as follows: for any
Distribution Date in the first year thereafter, the Senior Percentage for such
Loan Group in Aggregate Loan Group 2 plus 70% of the Subordinate Percentage for such Loan Group for such Distribution Date; for any Distribution Date in the second year thereafter, the Senior Percentage for such Loan Group plus 60% of the Subordinate Percentage for such Loan Group for such Distribution Date; for any Distribution Date in the third year thereafter, the Senior Percentage for such Loan Group plus 40% of the Subordinate Percentage for such Loan

                                      -32-

Group for such Distribution Date; for any Distribution Date in the fourth year thereafter, the Senior Percentage for such Loan Group plus 20% of the
Subordinate Percentage for such Loan Group for such Distribution Date; and for any Distribution Date in the fifth or later years thereafter, the Senior
Percentage for such Loan Group for such Distribution Date unless (i) on any of the foregoing Distribution Dates the Aggregate Loan Group 2 Senior Percentage
exceeds the initial Aggregate Loan Group 2 Senior Percentage, in which case the
Senior Prepayment Percentage for each Loan Group in Aggregate Loan Group 2 for such Distribution Date will once again equal 100%, (ii) on any Distribution Date before the Distribution Date occurring in February 2009, the Aggregate Loan
Group 2 Subordinate Percentage for such Distribution Date is greater than or equal to twice the initial Aggregate Loan Group 2 Subordinate Percentage, in which case the Senior Prepayment Percentage for each Loan Group in Aggregate
Loan Group 2 for such Distribution Date will equal the Senior Percentage for such Loan Group plus 50% of the Subordinate Percentage for such Loan Group, or
(iii) on any Distribution Date occurring on or after the Distribution Date in
February 2009, the Aggregate Loan Group 2 Subordinate Percentage for such
Distribution Date is greater than or equal to twice the initial Aggregate Loan
Group 2 Subordinate Percentage, in which case the Senior Prepayment Percentage for each Loan Group in Aggregate Loan Group 2 for such Distribution Date will equal the Senior Percentage for such Loan Group. Notwithstanding the foregoing, no decrease in the share of the applicable Aggregate Loan Group 2 Subordinate
Percentage (for calculating the applicable Senior Prepayment Percentage for any
Loan Group in Aggregate Loan Group 2) will occur and the Senior Prepayment
Percentage for all Loan Groups in Aggregate Loan Group 2 will be calculated without regard to clause (ii) or (iii) in the preceding sentence unless both of the Senior Step Down Conditions for the Loan Groups in Aggregate Loan Group 2
are satisfied.

      For any Distribution Date and any Loan Group in Aggregate Loan Group 3
during the seven years beginning on the first Distribution Date, 100%. The
Senior Prepayment Percentage for any Loan Group in Aggregate Loan Group 3 and
for any Distribution Date occurring on or after the tenth anniversary of the first Distribution Date will, except as provided herein, be as follows: for any
Distribution Date in the first year thereafter, the Senior Percentage for such
Loan Group in Aggregate Loan Group 3 plus 70% of the Subordinate Percentage for such Loan Group for such Distribution Date; for any Distribution Date in the second year thereafter, the Senior Percentage for such Loan Group plus 60% of the Subordinate Percentage for such Loan Group for such Distribution Date; for any Distribution Date in the third year thereafter, the Senior Percentage for such Loan Group plus 40% of the Subordinate Percentage for such Loan Group for such Distribution Date; for any Distribution Date in the fourth year thereafter, the Senior Percentage for such Loan Group plus 20% of the Subordinate Percentage for such Loan Group for such Distribution Date; and for any Distribution Date in the fifth or later years thereafter, the Senior Percentage for such Loan Group for such Distribution Date unless (i) on any of the foregoing Distribution Dates the Aggregate Loan Group 3 Senior Percentage exceeds the initial Aggregate Loan
Group 3 Senior Percentage, in which case the Senior Prepayment Percentage for each Loan Group in Aggregate Loan Group 3 for such Distribution Date will once again equal 100%, (ii) on any Distribution Date before the Distribution Date occurring in February 2009, the Aggregate Loan Group 3 Subordinate Percentage
for such Distribution Date is greater than or equal to twice the initial
Aggregate Loan Group 3 Subordinate Percentage, in which case the Senior
Prepayment Percentage for each Loan Group in Aggregate Loan Group 3 for such
Distribution Date will equal the Senior Percentage for such Loan Group plus 50%
of the Subordinate Percentage for such Loan Group, or (iii) on any Distribution
Date occurring on or

                                      -33-

after the Distribution Date in February 2009, the Aggregate Loan Group 3
Subordinate Percentage for such Distribution Date is greater than or equal to twice the initial Aggregate Loan Group 3 Subordinate Percentage, in which case the Senior Prepayment Percentage for each Loan Group in Aggregate Loan Group 3 for such Distribution Date will equal the Senior Percentage for such Loan Group.
Notwithstanding the foregoing, no decrease in the share of the applicable
Aggregate Loan Group 3 Subordinate Percentage (for calculating the applicable
Senior Prepayment Percentage for any Loan Group in Aggregate Loan Group 3) will occur and the Senior Prepayment Percentage for all Loan Groups in Aggregate Loan
Group 3 will be calculated without regard to clause (ii) or (iii) in the preceding sentence unless both of the Senior Step Down Conditions for the Loan
Groups in Aggregate Loan Group 3 are satisfied.

      Senior Principal Distribution Amount: As to any Distribution Date and Loan
Group, the sum of (i) the Senior Percentage for such Loan Group of the amounts described in clauses (i)(a) through (d) of the definition of "Principal Amount"
for such Distribution Date and Loan Group and (ii) the Senior Prepayment
Percentage for such Loan Group of the amounts described in clauses (i)(e) and
(f) and the amount described in clause (ii) of the definition of "Principal
Amount" for such Distribution Date and Loan Group.

      Senior Step Down Conditions: As of any Distribution Date as to which any decrease in the Senior Prepayment Percentage for Loan Group 1 applies, (i) the outstanding principal balance of all Mortgage Loans in the Loan Group 1
(including, for this purpose, any Mortgage Loans in such Loan Group 1 in foreclosure, any REO Property and any Mortgage Loan in Loan Group 1 for which the Mortgagor has filed for bankruptcy after the Closing Date) delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the Class 1-B Certificates, is not
equal to or greater than 50% or (ii) cumulative Realized Losses with respect to the Mortgage Loans in Loan Group 1 as of the applicable Distribution Date do not exceed the percentages of the related Original Subordinate Certificate Balance set forth below:

                                           PERCENTAGE OF ORIGINAL
                                       SUBORDINATE CERTIFICATE BALANCE
  DISTRIBUTION DATE OCCURRING IN         FOR CLASS 1-B  CERTIFICATES
  ------------------------------       -------------------------------
February 2006 through January 2009                   20%
February 2009 through January 2014                   30%
February 2014 through January 2015                   35%
February 2015 through January 2016                   40%
February 2016 through January 2017                   45%
February 2017 and thereafter                         50%

      As of any Distribution Date as to which any decrease in the Senior
Prepayment Percentage for any Loan Group in Aggregate Loan Group 2 applies, (i)
the outstanding principal balance of all Mortgage Loans in the Loan Groups in
Aggregate Loan Group 2 (including, for this purpose, any Mortgage Loans in such
Loan Groups in foreclosure, any REO Property and any Mortgage Loan in such Loan
Groups for which the Mortgagor has filed for bankruptcy after the Closing Date)
delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the Aggregate Group 2
Subordinate Certificates, is not equal to or greater than 50% or (ii) cumulative
Realized Losses with respect

                                      -34-

to the Mortgage Loans in the Loan Group in Aggregate Loan Group 2 as of the
applicable Distribution Date do not exceed the percentages of the related
Original Subordinate Certificate Balance set forth below:

                                           PERCENTAGE OF ORIGINAL
                                       SUBORDINATE CERTIFICATE BALANCE
                                            FOR AGGREGATE GROUP 2
  DISTRIBUTION DATE OCCURRING IN          SUBORDINATE CERTIFICATES
  ------------------------------       -------------------------------
February 2006 through January 2009                   20%
February 2009 through January 2014                   30%
February 2014 through January 2015                   35%
February 2015 through January 2016                   40%
February 2016 through January 2017                   45%
February 2017 and thereafter                         50%

      As of any Distribution Date as to which any decrease in the Senior
Prepayment Percentage for any Loan Group in Aggregate Loan Group 3 applies, (i)
the outstanding principal balance of all Mortgage Loans in the Loan Groups in
Aggregate Loan Group 3 (including, for this purpose, any Mortgage Loans in such
Loan Groups in foreclosure, any REO Property and any Mortgage Loan in such Loan
Groups for which the Mortgagor has filed for bankruptcy after the Closing Date)
delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the Aggregate Group 3
Subordinate Certificates, is not equal to or greater than 50% or (ii) cumulative
Realized Losses with respect to the Mortgage Loans in the Loan Group in
Aggregate Loan Group 3 as of the applicable Distribution Date do not exceed the percentages of the related Original Subordinate Certificate Balance set forth below:

                                           PERCENTAGE OF ORIGINAL
                                       SUBORDINATE CERTIFICATE BALANCE
                                            FOR AGGREGATE GROUP 3
  DISTRIBUTION DATE OCCURRING IN          SUBORDINATE CERTIFICATES
  ------------------------------       -------------------------------
February 2006 through January 2009                   20%
February 2009 through January 2014                   30%
February 2014 through January 2015                   35%
February 2015 through January 2016                   40%
February 2016 through January 2017                   45%
February 2017 and thereafter                         50%

      Servicer: Any of BANA, Countrywide, GreenPoint, JPMorgan Chase, National
City or Wells Fargo Bank, each in its capacity as servicer of Mortgage Loans, or any successor servicer appointed as herein provided.

      Servicer Custodial Accounts: The separate accounts created and maintained by each of the Servicers pursuant to the applicable Servicing Agreement

      Servicing Advance: With respect to each Servicer, shall have the meaning given to the term "Servicing Advances" in the applicable Servicing Agreement.

                                      -35-

      Servicing Agreement: Any of the BANA Servicing Agreement, the Countrywide
Servicing Agreement, the GreenPoint Servicing Agreements, the JPMorgan Chase
Servicing Agreements, the National City Servicing Agreement or the Wells Fargo
Servicing Agreement.

      Servicing Criteria: The criteria set forth in paragraph (d) of Item 1122 of Regulation AB, as such may be amended from time to time

      Servicing Fee: With respect to each Servicer, as defined in the applicable
Servicing Agreement.

      Servicing Fee Rate: With respect to each Servicer, as defined in the applicable Servicing Agreement.

      Servicing Function Participant: Any Subcontractor utilized by the Master
Servicer, the Securities Administrator or the Custodian that is "participating in the servicing function" within the meaning of Item 1122 of Regulation AB.

      Servicing Officer: With respect to each Servicer, as defined in the related Servicing Agreement.

      Similar Law: As defined in Section 6.02(e).

      Six-Month LIBOR Index: A rate per annum that is defined to be the average of interbank offered rates for six-month U.S. dollar-denominated deposits in the
London market, as published in The Wall Street Journal and most recently available either (i) as of the first Business Day in the month preceding the month of the applicable Rate Adjustment Date or (ii) up to the date 45 days before the applicable Rate Adjustment Date.

      Sponsor: Bank of America, National Association, a national banking association, or its successor in interest, as seller of the Mortgage Loans under the Mortgage Loan Purchase Agreement.

      Stated Principal Balance: As to any Mortgage Loan and Due Date, the unpaid principal balance of such Mortgage Loan as of such date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal (other than with respect to any
Liquidated Mortgage Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor, and after giving effect to any Deficient Valuation.

      Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to
Mortgage Loans under the direction or authority of the Master Servicer, the
Securities Administrator or the Custodian.

      Subordinate Certificates: The Class 1-B Certificates, the Aggregate Group
2 Subordinate Certificates and the Aggregate Group 3 Subordinate Certificates.

                                      -36-

      Subordinate Percentage: As of any Distribution Date and Loan Group, 100%
minus the Senior Percentage for such Loan Group for such Distribution Date.

      Subordinate Prepayment Percentage: As to any Distribution Date and Loan
Group, 100% minus the Senior Prepayment Percentage for such Loan Group and such
Distribution Date.

      Subordinate Principal Distribution Amount: With respect to any
Distribution Date and Loan Group, an amount equal to the sum of (i) the
Subordinate Percentage for such Loan Group of the amounts described in clauses
(i)(a) through (d) of the definition of "Principal Amount" for such Distribution
Date and Loan Group and (ii) the Subordinate Prepayment Percentage for such Loan
Group of the amounts described in clauses (i)(e) and (f) and the amount described in clause (ii) of the definition of "Principal Amount" for such
Distribution Date and Loan Group.

      Subsidiary Lower-Tier Certificate Sub-Account: The sub-account of the
Distribution Account designated by the Securities Administrator pursuant to
Section 3.09(g).

      Subsidiary Lower-Tier Distribution Amount: As defined in Section 5.02(a)
hereof.

      Subsidiary Lower-Tier REMIC: As defined in the Preliminary Statement, the assets of which consist of the Uncertificated Group 1 Lower-Tier Interests, the
Uncertificated Aggregate Group 2 Lower-Tier Interests and the Uncertificated
Aggregate Group 3 Lower-Tier Interests.

      Substitute Mortgage Loan: A Mortgage Loan substituted for a Defective
Mortgage Loan which must, on the date of such substitution (i) have a Stated
Principal Balance, after deduction of the principal portion of the Monthly
Payment due in the month of substitution, not in excess of the Stated Principal
Balance of the Defective Mortgage Loan; (ii) have a Net Mortgage Interest Rate not less than, and not more than 2% greater than that of the Defective Mortgage
Loan; (iii) be of the same type as the Defective Mortgage Loan; (iv) have a
Loan-to-Value Ratio not higher than that of the Defective Mortgage Loan; (v)
have a credit score not less than that of the Defective Mortgage Loan; (vi) have a Gross Margin not less than that of the Defective Mortgage Loan; (vii) have a credit grade not lower in quality than that of the Defective Mortgage Loan;
(viii) have a remaining term to maturity not greater than (and not more than one year less than) that of the Defective Mortgage Loan; (ix) have the same lien priority as the Defective Mortgage Loan; (x) have the same Index as the
Defective Mortgage Loan; and (xi) comply with each Mortgage Loan representation and warranty set forth in this Agreement and the Mortgage Loan Purchase
Agreement or the Servicing Agreements. More than one Substitute Mortgage Loan may be substituted for a Defective Mortgage Loan if such Substitute Mortgage
Loans meet the foregoing attributes in the aggregate.

      Substitution Adjustment Amount: As defined in Section 2.02.

      Tax Matters Person: Any person designated as "tax matters person" in accordance with Section 5.06 and the manner provided under Treasury Regulation
ss. 1.860F-4(d) and Treasury Regulation ss. 301.6231(a)(7)-1.

      Treasury Regulations: The final and temporary regulations promulgated under the Code by the U.S. Department of the Treasury.

                                      -37-

      Trust: The trust created by this Agreement, which shall be named "Banc of
America Funding 2006-A Trust."

      Trust Estate: The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder, with respect to a portion of which four REMIC elections are to be made, such entire Trust
Estate consisting of: (i) such Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto, and together with all collections thereon and proceeds thereof, (ii) any REO
Property, together with all collections thereon and proceeds thereof, (iii) the
Trustee's rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to this Agreement and any proceeds thereof;
(iv) the Depositor's rights under the Servicing Agreements and the Mortgage Loan
Purchase Agreement (including any security interest created thereby); and (v)
the Servicer Custodial Accounts, the Master Servicer Custodial Account and the
Distribution Account and such assets that are deposited therein from time to time and any investments thereof, together with any and all income, proceeds and payments with respect thereto.

      Trustee: U.S. Bank National Association, and its successors-in-interest and, if a successor trustee is appointed hereunder, such successor, as trustee.

      Uncertificated Lower-Tier Interests: The Group 1 Uncertificated Lower-Tier
Interests, the Aggregate Group 2 Uncertificated Lower-Tier Interests and the
Aggregate Group 3 Uncertificated Lower-Tier Interests.

      Uncertificated Subsidiary Lower-Tier Interests: The Class 1-A-SL1
Interest, Class 2-A-SL1 Interest, Class 3-A-SL1 Interest, Class 4-A-SL1
Interest, Class 5-A-SL1 Interest, Class 6-A-SL1 Interest, Class 1-B-SL1
Interest, Class 1-B-SL2 Interest, Class 1-B-SL3 Interest, Class 1-B-SL4
Interest, Class 1-B-SL5 Interest, Class 1-B-SL6 Interest, Class 2-M-SL1
Interest, Class 2-B-SL1 Interest, Class 2-B-SL2 Interest, Class 2-B-SL3
Interest, Class 2-B-SL4 Interest, Class 2-B-SL5 Interest, Class 2-B-SL6
Interest, Class 3-B-SL1 Interest, Class 3-B-SL2 Interest, Class 3-B-SL3
Interest, Class 3-B-SL4 Interest, Class 3-B-SL5 Interest, Class 3-B-SL6
Interest, Class 1-A-SLR Interest.

      Uninsured Cause: Any cause of damage to a Mortgaged Property, the cost of the complete restoration of which is not fully reimbursable under the hazard insurance policies required to be maintained pursuant to Section 3.12.

      Unscheduled Principal Amount: As to any Distribution Date and Loan Group,
the sum of the amounts described in clauses (e) and (f) of the definition of
"Principal Amount."

      Upper-Tier Certificate Sub-Account: The sub-account of the Distribution
Account designated by the Securities Administrator pursuant to Section 3.09(g).

      Upper-Tier REMIC: As defined in the Preliminary Statement, the assets of which consist of the Uncertificated Subsidiary Lower-Tier REMIC Interests and
such amounts as shall from time to time be deemed held in the Upper-Tier
Certificate Sub-Account.

                                      -38-

      U.S. Person: A citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury Regulations are adopted that provide otherwise) created or organized in or under the laws of the
United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury Regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

      Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, (a) 1%
of all Voting Rights shall be allocated to the Holder of the Residual
Certificate and (b) the remaining Voting Rights shall be allocated among Holders of the remaining Classes of Certificates in proportion to the Certificate
Balances of their respective Certificates on such date.

      Wells Fargo Servicing Agreement: The Amended and Restated Master Seller's
Warranties and Servicing Agreement, dated as of December 1, 2005, by and between
BANA, as purchaser, and Wells Fargo Bank, as seller and servicer, as amended by the Assignment, Assumption and Recognition Agreement, dated January 31, 2006, by and among BANA, the Depositor, the Trustee, the Master Servicer and Wells Fargo
Bank.

Section 1.02 Calculations. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded down.

                                   ARTICLE II

                     CONVEYANCE OF MORTGAGE LOANS; ORIGINAL
                            ISSUANCE OF CERTIFICATES

      Section 2.01. Conveyance of Mortgage Loans. (a) The Depositor,
concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee on behalf of the Trust for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Mortgage Loans and the related
Mortgage Files, including all interest and principal received on or with respect to the Mortgage Loans (other than payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-off Date), the Depositor's rights under the Mortgage Loan Purchase Agreement, including the rights of the
Depositor as assignee of the Sponsor with respect to the Sponsor's rights under the Countrywide Servicing Agreement, the GreenPoint Servicing Agreement, the
JPMorgan Chase Servicing Agreement, the National City Servicing Agreement and
the Wells Fargo Servicing Agreement, and the Depositor's rights under the BANA
Servicing Agreement. The foregoing sale, transfer, assignment and set over does not and is not intended to result in a creation of an assumption by the Trustee of any obligation of the Depositor or any other Person in connection with the
Mortgage Loans or any agreement or instrument relating thereto, except as specifically set forth herein. It is agreed and understood by the parties hereto that it is not intended that any mortgage loan be included in the Trust that is a "High-Cost Home

                                      -39-

Loan" as defined in any of (i) the New Jersey Home Ownership Act effective
November 27, 2003, (ii) the New Mexico Home Loan Protection Act effective
January 1, 2004, (iii) the Massachusetts Predatory Home Loan Practices Act
effective November 7, 2004 or (iv) the Indiana Home Loan Practices Act,
effective January 1, 2005.

      (b)   In connection with such transfer and assignment, the Depositor has delivered or caused to be delivered to the Trustee (or a Custodian on behalf of the Trustee) for the benefit of the Certificateholders, the following documents or instruments with respect to each Mortgage Loan so assigned:

            (i)     the original Mortgage Note, endorsed by manual or facsimile signature in the following form: "Pay to the order of U.S. Bank National
      Association, as trustee for holders of Banc of America Funding Corporation
      Mortgage Pass-Through Certificates, Series 2006-A, without recourse," with all necessary intervening endorsements showing a complete chain of endorsement from the originator to the Trustee (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage
      Note) and, in the case of any Mortgage Loan originated in the State of New
      York documented by a NYCEMA, the NYCEMA, the new Mortgage Note, if
      applicable, the consolidated Mortgage Note and the consolidated Mortgage;

            (ii)    except as provided below and other than with respect to the
      Mortgage Loans purchased by the Sponsor from Wells Fargo Bank, N.A., the original recorded Mortgage with evidence of a recording thereon, or if any such Mortgage has not been returned from the applicable recording office or has been lost, or if such public recording office retains the original recorded Mortgage, a copy of such Mortgage certified by the applicable
      Servicer (which may be part of a blanket certification) as being a true and correct copy of the Mortgage;

            (iii)   subject to the provisos at the end of this paragraph, a duly executed Assignment of Mortgage to "U.S. Bank National Association, as
      trustee for the holders of Banc of America Funding Corporation Mortgage
      Pass-Through Certificates, Series 2006-A" (which may be included in a blanket assignment or assignments), together with, except as provided below and other than with respect to the Mortgage Loans purchased by the
      Sponsor from Wells Fargo Bank, N.A., originals of all interim recorded assignments of such mortgage or a copy of such interim assignment certified by the applicable Servicer (which may be part of a blanket certification) as being a true and complete copy of the original recorded intervening assignments of Mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates); provided that, if the related Mortgage has not been returned from the applicable public recording office, such
      Assignment of Mortgage may exclude the information to be provided by the recording office; and provided, further, if the related Mortgage has been recorded in the name of Mortgage Electronic Registration Systems, Inc.
      ("MERS") or its designee, no Assignment of Mortgage in favor of the
      Trustee will be required to be prepared or delivered and instead, the
      Master Servicer shall enforce the obligations of the applicable Servicer to take all actions as are necessary to cause the

                                      -40-

      Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS;

            (iv)    the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon, if any;

            (v)     and other than with respect to the Mortgage Loans purchased by the Sponsor from Wells Fargo Bank, N.A., any of (A) the original or duplicate original mortgagee title insurance policy and all riders thereto, (B) a title search showing no lien (other than standard exceptions) on the Mortgaged Property senior to the lien of the Mortgage or (C) an opinion of counsel of the type customarily rendered in the applicable jurisdiction in lieu of a title insurance policy;

            (vi)    the original of any guarantee executed in connection with
      the Mortgage Note;

            (vii)   for each Mortgage Loan, if any, which is secured by a
      residential long-term lease, a copy of the lease with evidence of recording indicated thereon, or, if the lease is in the process of being recorded, a photocopy of the lease, certified by an officer of the respective prior owner of such Mortgage Loan or by the applicable title insurance company, closing/settlement/escrow agent or company or closing attorney to be a true and correct copy of the lease transmitted for recordation;

            (viii)  the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage; and

            (ix)    for each Mortgage Loan secured by Cooperative Stock (other than with respect to any Mortgage Loan secured by Cooperative Stock purchased by the Sponsor from Wells Fargo Bank, N.A.), the originals of the following documents or instruments:

                    (A)   The Cooperative Stock Certificate;

                    (B)   The stock power executed in blank;

                    (C)   The executed Cooperative Lease;

                    (D)   The executed Recognition Agreement;

                    (E)   The executed assignment of recognition agreement, if
            any;

                    (F)   The executed UCC-1 financing statement with evidence
            of recording thereon; and

                    (G)   Executed UCC-3 financing statements or other
            appropriate UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the
            Trustee with evidence of recording thereon (or in a form suitable for recordation).

                                      -41-

provided, however, that on the Closing Date, with respect to item (iii), if an
Assignment of Mortgage is required to be recorded as set forth below, the
Depositor has delivered to the Trustee (or a Custodian on behalf of the Trustee)
a copy of such Assignment of Mortgage in blank rather than in the name of the
Trustee and has caused the applicable Servicer to retain the completed
Assignment of Mortgage for recording as described below, unless such Mortgage has been recorded in the name of MERS or its designee. In addition, if the
Depositor is unable to deliver or cause the delivery of any original Mortgage
Note due to the loss of such original Mortgage Note, the Depositor may deliver a copy of such Mortgage Note, together with a lost note affidavit, and shall thereby be deemed to have satisfied the document delivery requirements of this
Section 2.01(b).

      If in connection with any Mortgage Loans, the Depositor cannot deliver, if applicable, (A) the Mortgage, (B) all interim recorded assignments, (C) all assumption, modification, consolidation or extension agreements, if any, or (D)
the lender's title policy, if any (together with all riders thereto), satisfying the requirements of clause (ii), (iii), (iv) or (v) above, respectively, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause (ii), (iii) or (iv) above, or because the title policy, if any, has not been delivered to any of the related Servicer, the Sponsor or the
Depositor, as applicable, by the applicable title insurer in the case of clause
(v) above, the Depositor shall promptly deliver or cause to be delivered to the
Trustee (or a Custodian on behalf of the Trustee) in the case of clause (ii),
(iii) or (iv) above, such Mortgage, such interim assignment or such assumption, modification, consolidation or extension agreement, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, but in no event shall any such delivery of any such documents or instruments be made later than one year following the Closing Date, unless, in the case of clause (ii), (iii) or (iv) above, there has been a continuing delay at the applicable recording office or, in the case of clause (v), there has been a continuing delay at the applicable insurer and the Depositor has delivered the Officer's Certificate to such effect to the Trustee (or a
Custodian on behalf of the Trustee). The Depositor shall forward or cause to be forwarded to the Trustee (or a Custodian on behalf of the Trustee) (1) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and (2) any other documents required to be delivered by the
Depositor or the applicable Servicer to the Trustee (or a Custodian on behalf of the Trustee). In the event that the original Mortgage is not delivered and in connection with the payment in full of the related Mortgage Loan the public recording office requires the presentation of a "lost instruments affidavit and indemnity" or any equivalent document, because only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the Depositor or Master Servicer shall prepare, execute and deliver or cause to be prepared, executed and delivered, on behalf of the Trust, such a document to the public recording office.

      (c)   Upon discovery by the Depositor or notice from Wells Fargo Bank, the
Master Servicer, the Securities Administrator or Trustee that a Document
Transfer Event has occurred, the Depositor shall, with respect to Mortgage Loans purchased by the Sponsor from Wells Fargo Bank, deliver or cause to be delivered to the Trustee or a Custodian, on behalf of the Trustee, within 60 days copies
(which may be in electronic form mutually agreed upon by the Depositor and the
Trustee or such Custodian) of the following additional documents or instruments to the Mortgage File with respect to each such Mortgage Loan; provided, however, that originals of

                                      -42-

such documents or instruments shall be delivered to the Trustee or a Custodian on behalf of the Trustee, as applicable, if originals are required under the law in which the related Mortgaged Property is located in order to exercise all remedies available to the Trust under applicable law following default by the related Mortgagor:

            (i)     other than if the related Mortgage has been recorded in the name of MERS or its designee, originals of all interim recorded assignments of such mortgage or a copy of such interim assignments certified by Wells Fargo Bank (which may be part of a blanket certification) as being a true and complete copy of the original recorded intervening assignments of Mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates);

            (ii)    the original or a certified copy of the lender's title
      insurance policy;

            (iii)   the original Mortgage with evidence of recording thereon,
      and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon or, if such Mortgage or power of attorney has been submitted for recording but has not been returned from the applicable public recording office, has been lost or is not otherwise available, a copy of such Mortgage or power of attorney, as the case may be, certified to be a true and complete copy of the original submitted for recording; and

            (iv)    for each Mortgage Loan secured by Cooperative Stock, the
      originals of the following documents or instruments:

                    (A)   The Cooperative Stock Certificate;

                    (B)   The stock power executed in blank;

                    (C)   The executed Cooperative Lease;

                    (D)   The executed Recognition Agreement;

                    (E)   The executed assignment of Recognition Agreement, if
                          any;

                    (F)   The executed UCC-1 financing statement with evidence
            of recording thereon; and

                    (G)   Executed UCC-3 financing statements or other
            appropriate UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the
            Trustee with evidence of recording thereon (or in a form suitable for recordation).

      (d)   With respect to each Mortgage Loan, as promptly as practicable subsequent to such transfer and assignment, the Master Servicer shall (except for any Mortgage which has been recorded in the name of MERS or its designee)
enforce the obligations of the related Servicer pursuant to the related
Servicing Agreement to (I) cause each Assignment of Mortgage to be in

                                      -43-

proper form for recording in the appropriate public office for real property records within the time period required in the applicable Servicing Agreement and (II) at the Depositor's expense, cause to be delivered for recording in the appropriate public office for real property records the Assignments of the
Mortgages to the Trustee, except that, with respect to any Assignment of a
Mortgage as to which the related Servicer has not received the information required to prepare such assignment in recordable form, such Servicer's obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in accordance with the applicable Servicing Agreement.

      No recording of an Assignment of Mortgage will be required in a state if either (i) the Depositor furnishes to the Trustee and the Securities
Administrator an unqualified Opinion of Counsel reasonably acceptable to the
Trustee and the Securities Administrator to the effect that recordation of such assignment is not necessary under applicable state law to preserve the Trustee's interest in the related Mortgage Loan against the claim of any subsequent transferee of such Mortgage Loan or any successor to, or creditor of, the
Depositor or the originator of such Mortgage Loan or (ii) the recordation of an
Assignment of Mortgage in such state is not required by either Rating Agency in order to obtain the initial ratings on the Certificates on the Closing Date. As set forth on Exhibit J attached hereto is a list of all states where recordation is required by either Rating Agency to obtain the initial ratings of the
Certificates. The Securities Administrator and the Trustee may rely and shall be protected in relying upon the information contained in such Exhibit J.

      In the case of Mortgage Loans that have been prepaid in full as of the
Closing Date, the Depositor, in lieu of delivering the above documents to the
Trustee (or a Custodian on behalf of the Trustee), will cause the applicable
Servicer to remit to the Master Servicer for deposit in the Master Servicer
Custodial Account the portion of such payment that is required to be deposited in such account pursuant to Section 3.09(c).

      Section 2.02. Acceptance by the Trustee or Custodian of the Mortgage
Loans. Subject to the provisions of the following paragraph, the Trustee (or a
Custodian on its behalf) declares that it will hold the documents referred to in
Section 2.01 and the other documents delivered to it constituting the Mortgage
Files, and that it will hold such other assets as are included in the Trust
Estate delivered to it, in trust for the exclusive use and benefit of all present and future Certificateholders. Upon execution and delivery of this document, the Trustee (or a Custodian on its behalf) shall deliver to the
Depositor and the Master Servicer a certification in the form of Exhibit K hereto (the "Initial Certification") to the effect that, except as may be specified in a list of exceptions attached thereto, it has received the original
Mortgage Note relating to each of the Mortgage Loans listed on the Mortgage Loan
Schedule.

      Within 90 days after the execution and delivery of this Agreement, the
Trustee (or a Custodian on its behalf) shall review the Mortgage Files in its possession, and shall deliver to the Depositor and the Master Servicer a certification in the form of Exhibit L hereto (the "Final Certification") to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule, except as may be specified in a list of exceptions attached to such Final
Certification, such Mortgage File contains all of the items required to be delivered pursuant to Section 2.01. In performing any such review, the Trustee
(or a Custodian on its behalf) may conclusively rely on the purported genuineness of any such document and any signature thereon.

                                      -44-

      If, in the course of such review, a Custodian finds any document constituting a part of a Mortgage File which does not meet the requirements of
Section 2.01 or is omitted from such Mortgage File or if the Depositor, the
Master Servicer, the Trustee or the Securities Administrator discovers a breach by a Servicer or the Sponsor of any representation, warranty or covenant under the Servicing Agreements or the Mortgage Loan Purchase Agreement in respect of any Mortgage Loan and such breach materially adversely affects the interest of the Certificateholders in the related Mortgage Loan (provided that any such breach that causes the Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code shall be deemed to materially and adversely affect the interests of the Certificateholders), then such party shall promptly so notify the Master Servicer, the Sponsor, such Servicer, the
Securities Administrator, the Trustee and the Depositor of such failure to meet the requirements of Section 2.01 or of such breach and request that the applicable Servicer or the Sponsor, as applicable, deliver such missing documentation or cure such defect or breach within 90 days of its discovery or its receipt of notice of any such failure to meet the requirements of Section
2.01 or of such breach. If the Trustee receives written notice that the Sponsor or the applicable Servicer, as applicable, has not delivered such missing document or cured such defect or breach in all material respects during such period, the Trustee, on behalf of the Trust, shall enforce the applicable
Servicer's or the Sponsor's obligation, as the case may be, under the applicable
Servicing Agreement or the Mortgage Loan Purchase Agreement, as applicable, and cause the applicable Servicer or the Sponsor, as applicable, to either (a)
solely in the case of the Sponsor, substitute for the related Mortgage Loan a
Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth below or (b) purchase such Mortgage Loan from the Trust at the Purchase Price for such Mortgage Loan; provided, however, that in no event shall such a substitution occur more than two years from the
Closing Date; provided, further, that such substitution or repurchase must occur within 90 days of when such defect was discovered if such defect will cause the
Mortgage Loan not to be a "qualified mortgage" within the meaning of Section
860G(a)(3) of the Code.

      In performing any such review, the Trustee (or a Custodian on its behalf)
may conclusively rely on the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Trustee's review (or a
Custodian's review on its behalf) of the Mortgage Files is limited solely to confirming that the documents listed in Section 2.01 have been received and further confirming that any and all documents delivered pursuant to Section 2.01 appear on their face to have been executed and relate to the Mortgage Loans identified in the Mortgage Loan Schedule based solely upon the review of items
(i) and (xi) in the definition of Mortgage Loan Schedule. The Trustee (or a
Custodian on its behalf) shall have no responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction.

      If the Trustee receives written notice from the Depositor, the Master
Servicer or the Securities Administrator of a breach of any representation or warranty of a Servicer or the Sponsor, the Trustee, on behalf of the Trust, shall enforce the rights of the Trust under the Servicing Agreements and the
Mortgage Loan Purchase Agreement for the benefit of the Certificateholders. If the Trustee receives written notice from the Depositor, the Master Servicer or the Securities Administrator of a breach of the representations or warranties with respect to

                                      -45-

the Mortgage Loans set forth in a Servicing Agreement, the Trustee, on behalf of the Trust, shall enforce the right of the Trust to be indemnified for such breach of representation or warranty. In addition, if the Trustee receives written notice from the Depositor, the Master Servicer or the Securities
Administrator of a breach of a representation set forth in clauses (k) and (o)
of paragraph 3 or clauses (f) and (oo) of paragraph 4 of the Mortgage Loan
Purchase Agreement that occurs as a result of a violation of an applicable predatory or abusive lending law, the Trustee, on behalf of the Trust, shall enforce the right of the Trust to reimbursement by the Sponsor for all costs or damages incurred by the Trust as a result of the violation of such law (such amount, the "Reimbursement Amount"), but, in the case of a breach of a representation set forth in clauses (k) and (o) of paragraph 3, only to the extent the applicable Servicer does not so reimburse the Trust. It is understood and agreed that, except for any indemnification provided in the Servicing
Agreements and the payment of any Reimbursement Amount, the obligation of a
Servicer or the Sponsor to cure or to repurchase (or substitute, in the case of the Sponsor) any Mortgage Loan as to which a document is missing, a material defect in a constituent document exists or as to which such a breach has occurred and is continuing shall constitute the sole remedy against a Servicer or the Sponsor in respect of such omission, defect or breach available to the
Trustee on behalf of the Trust and the Certificateholders.

      It is understood and agreed that the representations and warranties set forth in the Mortgage Loan Purchase Agreement shall survive delivery of the
Mortgage Files to the Trustee (or a Custodian on behalf of the Trustee) and shall inure to the benefit of the Certificateholders notwithstanding any restrictive or qualified endorsement or assignment. With respect to the representations and warranties set forth in the Mortgage Loan Purchase Agreement that are made to the best of the Sponsor's knowledge or as to which the Sponsor had no knowledge, if it is discovered by the Depositor, the Master Servicer or the Trustee that the substance of such representation or warranty is inaccurate and such inaccuracy materially and adversely affects the interest of the
Certificateholders in the related Mortgage Loan then, notwithstanding the
Sponsor's lack of knowledge with respect to the substance of such representation or warranty being inaccurate as the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

      The representations and warranties of each Servicer with respect to the applicable Mortgage Loans in the related Servicing Agreement, which have been assigned to the Trustee hereunder, were made as of the date specified in such
Servicing Agreement. To the extent that any fact, condition or event with respect to a Mortgage Loan constitutes a breach of both (i) a representation or warranty of a Servicer under the related Servicing Agreement and (ii) a representation or warranty of the Sponsor under the Mortgage Loan Purchase
Agreement, the only right or remedy of the Trust or of any Certificateholder shall be the Trustee's right, on behalf of the Trust, to enforce the obligations of the applicable Servicer under any applicable representation or warranty made by it. It is hereby acknowledged that the Sponsor shall have no obligation or liability with respect to any breach of a representation or warranty made by it with respect to the Mortgage Loans if the fact, condition or event constituting such breach also constitutes a breach of a representation or warranty made by the applicable Servicer in the applicable Servicing Agreement, without regard to whether such Servicer fulfills its contractual obligations in respect of such representation or warranty. It is hereby further acknowledged that the Depositor shall have no obligation or liability with respect to any breach of any

                                      -46-

representation or warranty with respect to the Mortgage Loans (except as set forth in Section 2.04) under any circumstances.

      With respect to each Substitute Mortgage Loan the Sponsor shall deliver to the Trustee (or a Custodian on behalf of the Trustee), for the benefit of the
Certificateholders, the Mortgage Note, the Mortgage, the related Assignment of
Mortgage (except for any Mortgage which has been recorded in the name of MERS or its designee), and such other documents and agreements as are otherwise required by Section 2.01, with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01. No substitution is permitted to be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to any such Substitute Mortgage Loan in the month of substitution shall not be part of the Trust Estate. For the month of substitution, distributions to Certificateholders will include the Monthly Payment due for such month on any Defective Mortgage Loan for which the Sponsor has substituted a Substitute Mortgage Loan.

      The Master Servicer shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of each Mortgage Loan that has become a Defective Mortgage Loan and the substitution of the Substitute Mortgage
Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan
Schedule to the Securities Administrator and the Trustee. Upon such substitution, each Substitute Mortgage Loan shall be subject to the terms of this Agreement in all respects, and the Sponsor shall be deemed to have made to the Trustee with respect to such Substitute Mortgage Loan, as of the date of substitution, the representations and warranties made pursuant to paragraph 4 of the Mortgage Loan Purchase Agreement. Upon any such substitution and the deposit to the Master Servicer Custodial Account of any required Substitution Adjustment
Amount (as described in the next paragraph) and receipt of a Request for
Release, the Trustee (or a Custodian on behalf of the Trustee) shall upon receipt of written notice from the Master Servicer of such deposit, release the
Mortgage File relating to such Defective Mortgage Loan to the Sponsor and the
Trustee shall execute and deliver at the Sponsor's direction such instruments of transfer or assignment prepared by the Sponsor, in each case without recourse, as shall be necessary to vest title in the Sponsor, or its designee, to the
Trustee's interest in any Defective Mortgage Loan substituted for pursuant to this Section 2.02.

      For any month in which the Sponsor substitutes one or more Substitute
Mortgage Loans for one or more Defective Mortgage Loans, the amount (if any) by which the aggregate principal balance of all such Substitute Mortgage Loans in a
Loan Group as of the date of substitution is less than the aggregate Stated
Principal Balance of all such Defective Mortgage Loans in a Loan Group (after application of the principal portion of the Monthly Payments due in the month of substitution) (the "Substitution Adjustment Amount" for such Loan Group) plus an amount equal to the aggregate of any unreimbursed Advances with respect to such
Defective Mortgage Loans shall be remitted to the Master Servicer Custodial
Account by the Sponsor on or before the Remittance Date for the Distribution
Date in the month succeeding the calendar month during which the related
Mortgage Loan is required to be purchased or replaced hereunder. The Purchase
Price of any repurchase and the Substitution Adjustment Amount, if any, shall be deposited in the Master Servicer Custodial Account. The Master Servicer shall give the Securities Administrator and Trustee written notice of such deposits.

                                      -47-

      The Trustee (or a Custodian on its behalf) shall retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth herein. The Master Servicer shall cause to be promptly delivered to the Trustee (or a Custodian on its behalf), upon the execution or, in the case of documents requiring recording, receipt thereof, the originals of such other documents or instruments constituting the Mortgage File as come into the Master Servicer's possession from time to time.

      Neither the Trustee nor any Custodian shall be under any duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face or (ii) to determine whether any Mortgage File should include any of the documents specified in Section 2.01(b)(iv), (vi),
(vii), (viii) and (ix).

      Section 2.03. Representations, Warranties and Covenants of the Master
Servicer.

      (a)   The Master Servicer hereby makes the following representations and warranties to the Depositor, the Securities Administrator and the Trustee, as of
the Closing Date:

            (i)     The Master Servicer is a national banking association duly chartered and validly existing in good standing under the laws of the
      United States of America and has all licenses necessary to carry on its business as now being conducted. The Master Servicer has power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this
      Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Master Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized.
      This Agreement, assuming due authorization, execution and delivery by the other parties hereto, evidences the valid, binding and enforceable obligation of the Master Servicer, subject to applicable law except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law.
      All requisite corporate action has been taken by the Master Servicer to make this Agreement valid and binding upon the Master Servicer in accordance with its terms.

            (ii)    No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over the Master Servicer is required or, if required, such consent, approval, authorization or order has been or will, prior to the Closing Date, be obtained.

            (iii)   The consummation of the transactions contemplated by this
      Agreement are in the ordinary course of business of the Master Servicer and will not result in the breach of any term or provision of the charter or by-laws of the Master Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the Master Servicer or its property is

                                      -48-

      subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Master Servicer or its property is subject.

            (iv)    There is no action, suit, proceeding or investigation
      pending or, to the best knowledge of the Master Servicer, threatened against the Master Servicer which, either individually or in the aggregate, would result in any material adverse change in the business, operations, financial condition, properties or assets of the Master
      Servicer, or in any material impairment of the right or ability of the
      Master Servicer to carry on its business substantially as now conducted or which would draw into question the validity of this Agreement or the
      Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Master Servicer contemplated herein, or which would materially impair the ability of the Master Servicer to perform under the terms of this Agreement.

      The representations and warranties made pursuant to this Section 2.03 shall survive delivery of the respective Mortgage Files to the Trustee for the benefit of the Certificateholders.

      Section 2.04. Representations and Warranties of the Depositor as to the
Mortgage Loans.

      The Depositor hereby represents and warrants to the Trustee with respect to the Mortgage Loans or each Mortgage Loan, as the case may be, as of the date hereof or such other date set forth herein that as of the Closing Date:

            (i)     Immediately prior to the transfer and assignment
      contemplated herein, the Depositor was the sole owner and holder of the
      Mortgage Loans. The Mortgage Loans were not assigned or pledged by the
      Depositor and the Depositor had good and marketable title thereto, and the
      Depositor had full right to transfer and sell the Mortgage Loans to the
      Trustee free and clear of any encumbrance, participation interest, lien, equity, pledge, claim or security interest and had full right and authority subject to no interest or participation in, or agreement with any other party to sell or otherwise transfer the Mortgage Loans.

            (ii)    As of the Closing Date, the Depositor has transferred all
      right, title and interest in the Mortgage Loans to the Trustee on behalf of the Trust.

            (iii)   As of the Closing Date, the Depositor has not transferred
      the Mortgage Loans to the Trustee on behalf of the Trust with any intent to hinder, delay or defraud an of its creditors.

      It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the respective Mortgage
Files to the Trustee and shall inure to the benefit of the Trustee, notwithstanding any restrictive or qualified endorsement or assignment.

      Upon discovery by any of the Depositor, the Master Servicer, the
Securities Administrator or the Trustee that any of the representations and warranties set forth in this Section 2.04 is not accurate (referred to herein as a "breach") and that such breach materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party

                                      -49-

discovering such breach shall give prompt written notice to the other parties;
provided that any such breach that causes the Mortgage Loan not to be a
"qualified mortgage" within the meaning of Section 860G(a)(3) of the Code shall be deemed to materially and adversely affect the interests of the
Certificateholders. Within 90 days of its discovery or its receipt of notice of any such breach, the Depositor shall cure such breach in all material respects or shall either (i) repurchase the Mortgage Loan or any property acquired in respect thereof from the Trustee at a price equal to the Purchase Price or (ii)
if within two years of the Closing Date, substitute for such Mortgage Loan in the manner described in Section 2.02; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section
860G(a)(3) of the Code, any such repurchase or substitution must occur within 90 days from the date the breach was discovered. The Purchase Price of any repurchase described in this paragraph and the Substitution Adjustment Amount, if any shall be remitted to the Master Servicer for deposit to the Master
Servicer Custodial Account. It is understood and agreed that, except with respect to the second preceding sentence, the obligation of the Depositor to repurchase or substitute for any Mortgage Loan or Mortgaged Property as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders, or to the Trust and the
Trustee on behalf of Certificateholders, and such obligation shall survive until termination of the Trust hereunder.

      Section 2.05. Designation of Interests in the REMICs. The Depositor hereby designates the Classes of Senior Certificates (other than the Class 1-A-R
Certificate) and the Classes of Subordinate Certificates as "regular interests"
and the Class UR Interest as the single class of "residual interest" in the
Upper Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively. The Depositor hereby further designates (i) the Class 1-L Interest as the class of "regular interests" and the Class LR-G1 Interest as the single class of "residual interest" in the Group 1 Lower-Tier REMIC for the purposes of
Code Sections 860G(a)(1) and 860G(a)(2), respectively, (ii) the Class 2-L
Interest, Class 2-LS Interest, Class 3-L Interest, Class 3-LS Interest, Class
4-L Interest and Class 4-LS Interest as classes of "regular interests" and the
Class LR-G2 Interest as the single class of "residual interest" in the Aggregate
Group 2 Lower-Tier REMIC for the purposes of Code Sections 860G(a)(1) and
860G(a)(2), respectively, (iii) the Class 5-L Interest, Class 5-LS Interest,
Class 6-L Interest and Class 6-LS Interest as classes of "regular interests" and the Class LR-G3 Interest as the single class of "residual interest" in the
Aggregate Group 3 Lower-Tier REMIC for the purposes of Code Sections 860G(a)(1)
and 860G(a)(2), respectively, and (iv) the Class 1-A-SL1 Interest, Class 2-A-SL1
Interest, Class 3-A-SL1 Interest, Class 4-A-SL1 Interest, Class 5-A-SL1
Interest, Class 6-A-SL1 Interest, Class 1-B-SL1 Interest, Class 1-B-SL2
Interest, Class 1-B-SL3 Interest, Class 1-B-SL4 Interest, Class 1-B-SL5
Interest, Class 1-B-SL6 Interest, Class 2-M-SL1 Interest, Class 2-B-SL1
Interest, Class 2-B-SL2 Interest, Class 2-B-SL3 Interest, Class 2-B-SL4
Interest, Class 2-B-SL5 Interest, Class 2-B-SL6 Interest, Class 3-B-SL1
Interest, Class 3-B-SL2 Interest, Class 3-B-SL3 Interest, Class 3-B-SL4
Interest, Class 3-B-SL5 Interest, Class 3-B-SL6 Interest, Class 1-A-SLR Interest
as classes of "regular interests" and the Class SLR Interest as the single class of "residual interest" in the Subsidiary Lower-Tier REMIC for the purposes of
Code Sections 860G(a)(1) and 860G(a)(2), respectively.

      Section 2.06. Designation of Start-up Day. The Closing Date is hereby designated as the "start-up day" of each REMIC within the meaning of Section
860G(a)(9) of the Code.

                                      -50-

      Section 2.07. REMIC Certificate Maturity Date. Solely for purposes of satisfying Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" of the regular interests in each REMIC is February 20,
2036.

      Section 2.08. Execution and Delivery of Certificates. The Securities
Administrator (i) acknowledges the issuance of and hereby declares that it holds the Uncertificated Lower-Tier Interests on behalf of the Subsidiary Lower-Tier
REMIC and the Certificateholders and that it holds the Uncertificated Subsidiary
Lower-Tier Interests on behalf of the Upper-Tier REMIC and the
Certificateholders and (ii) has executed and delivered to or upon the order of the Depositor, in exchange for the Mortgage Loans, the Uncertificated Lower-Tier
Interests and the Uncertificated Subsidiary Lower-Tier Interests, together with all other assets included in the definition of "Trust Estate," receipt of which is hereby acknowledged, Certificates in authorized denominations which, together with the Uncertificated Lower-Tier Interests and the Uncertificated Subsidiary
Lower-Tier Interests, evidence ownership of the entire Trust Estate.

                                  ARTICLE III

                       ADMINISTRATION AND MASTER SERVICING
                                OF MORTGAGE LOANS

      Section 3.01. Master Servicing of the Mortgage Loans. For and on behalf of the Certificateholders, the Master Servicer shall supervise, monitor and oversee the obligations of the Servicers to service and administer their respective
Mortgage Loans in accordance with the terms of the applicable Servicing
Agreement and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing and administration. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with this Agreement, subject to the prior sentence, and with Customary Servicing Procedures. Furthermore, the Master
Servicer shall oversee and consult with each Servicer as necessary from time-to-time to carry out the Master Servicer's obligations hereunder, shall receive, review and evaluate all reports, information and other data provided to the Master Servicer by each Servicer and shall cause each Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by such Servicer under the applicable Servicing Agreement. The Master
Servicer shall independently and separately monitor each Servicer's servicing activities with respect to each related Mortgage Loan, reconcile the results of such monitoring with such information provided in the previous sentence on a monthly basis and coordinate corrective adjustments to the Servicers' and the
Master Servicer's records, and based on such reconciled and corrected information, prepare the Master Servicer's Certificate and any other information and statements required hereunder. The Master Servicer shall reconcile the results of its Mortgage Loan monitoring with the actual remittances of the
Servicers to the Master Servicer Custodial Account pursuant to the applicable
Servicing Agreements.

      Continuously from the date hereof until the termination of the Trust, the
Master Servicer shall enforce the obligations of the Servicers to collect all payments due under the terms and provisions of the Mortgage Loans when the same shall become due and payable to the extent such procedures shall be consistent with the applicable Servicing Agreement.

                                      -51-

      The relationship of the Master Servicer (and of any successor to the
Master Servicer as master servicer under this Agreement) to the Trustee and the
Securities Administrator under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

      Section 3.02. Monitoring of Servicers. (a) The Master Servicer shall be responsible for reporting to the Trustee, the Securities Administrator and the
Depositor the compliance by each Servicer with its duties under the related
Servicing Agreement. In the review of each Servicer's activities, the Master
Servicer may rely upon an officer's certificate of the Servicer with regard to such Servicer's compliance with the terms of its Servicing Agreement. In the event that the Master Servicer, in its judgment, determines that a Servicer should be terminated in accordance with its Servicing Agreement, or that a notice should be sent pursuant to such Servicing Agreement with respect to the occurrence of an event that, unless cured, would constitute grounds for such termination, the Master Servicer shall notify the Depositor, the Securities
Administrator and the Trustee thereof and the Master Servicer shall issue such notice or take such other action as it deems appropriate.

      (b)   The Master Servicer, for the benefit of the Trust and the
Certificateholders, shall enforce the obligations of each Servicer under the related Servicing Agreement, and shall, in the event that a Servicer fails to perform its obligations in accordance with the related Servicing Agreement, subject to the preceding paragraph, terminate the rights and obligations of such
Servicer thereunder and act as successor Servicer of the related Mortgage Loans under the applicable Servicing Agreement (except that, in the case of the termination of Wells Fargo Bank as a Servicer under the Wells Fargo Servicing
Agreement, the Trustee shall, subject to the preceding paragraph, terminate the rights and obligations of Wells Fargo Bank thereunder, including as provided in
Section 3.19, and either act as successor Servicer of the related Mortgage Loans under the Wells Fargo Servicing Agreement or appoint a successor Servicer of the related Mortgage Loans under the Wells Fargo Servicing Agreement, and the
Trustee shall be entitled to comparable rights and protections as the Trustee would be provided under Section 3.07 and Section 8.05 if it acted as successor
Master Servicer) or cause the Trustee to enter in to a new Servicing Agreement with a successor Servicer selected by the Master Servicer (except, in the case of the Wells Fargo Servicing Agreement, the Trustee shall select the successor
Servicer); provided, however, it is understood and acknowledged by the parties hereto that there will be a period of transition (not to exceed 90 days) before the actual servicing functions can be fully transferred to such successor
Servicer. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Servicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Master
Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans or (ii) from a specific recovery of costs, expenses or attorneys fees against the party whom such enforcement is directed, provided that the Master Servicer and the Trustee, as applicable, shall not be required to prosecute or defend any legal action except to the extent that the
Master Servicer or the Trustee, as applicable, shall have received reasonable indemnity for its costs and expenses in pursuing such action.

                                      -52-

      (c)   To the extent that the costs and expenses of the Master Servicer or the Trustee, as applicable, related to any termination of a Servicer, appointment of a successor Servicer or the transfer and assumption of servicing by the Master Servicer or the Trustee, as applicable, with respect to any
Servicing Agreement (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of the Servicer as a result of an Event of Default by such Servicer and (ii) all costs and expenses associated with the complete transfer of servicing, including all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor Servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor Servicer to service the
Mortgage Loans in accordance with the related Servicing Agreement) are not fully and timely reimbursed by the terminated Servicer, the Master Servicer (except in the case of the termination of Wells Fargo Bank as a Servicer) or the Trustee,
as applicable, shall be entitled to reimbursement of such costs and expenses from the Master Servicer Custodial Account; provided that if such servicing transfer costs are ultimately reimbursed by the terminated Servicer, then the
Master Servicer or the Trustee, as applicable, shall remit such amounts that are reimbursed by the terminated Servicer to the Master Servicer Custodial Account.

      (d)   The Master Servicer shall require each Servicer to comply with the remittance requirements and other obligations set forth in the related Servicing
Agreement.

      (e)   If the Master Servicer acts as Servicer, it will not assume liability for the representations and warranties of the Servicer, if any, that it replaces.

      (f)   Subject to the conditions set forth in this Section 3.02(f), the
Master Servicer is permitted to utilize one or more Subcontractors to perform certain of its obligations hereunder. The Master Servicer shall promptly upon request provide to the Depositor a written description (in form and substance satisfactory to the Depositor) of the role and function of each Subcontractor utilized by the Master Servicer, specifying (i) the identity of each such
Subcontractor that is a Servicing Function Participant and (ii) which elements of the Servicing Criteria will be addressed in Assessments of Compliance provided by each Servicing Function Participant. As a condition to the utilization by the Master Servicer of any Servicing Function Participant, the
Master Servicer shall cause any such Servicing Function Participant for the benefit of the Depositor to comply with the provisions of Section 3.21 of this
Agreement to the same extent as if such Servicing Function Participant were the
Master Servicer. The Master Servicer shall be responsible for obtaining from each such Servicing Function Participant and delivering to the applicable
Persons any Assessment of Compliance and related Attestation Report required to be delivered by such Servicing Function Participant under Section 3.21, in each case as and when required to be delivered.

      Notwithstanding the foregoing, if the Master Servicer engages a
Subcontractor in connection with the performance of any of its duties under this
Agreement, the Master Servicer shall be responsible for determining whether such
Subcontractor is an Additional Servicer.

      The Master Servicer shall indemnify the Depositor, the Sponsor, the
Trustee and the Securities Administrator and any of their respective directors, officers, employees or agents and hold them harmless against any and all claims, losses, damages, penalties, fines, forfeitures,

                                      -53-

reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of them may sustain in any way related to a breach of the Master Servicer's obligation set forth in the preceding paragraph or the failure of the Master Servicer to perform any of its obligations under this Section 3.02(f), Section 3.20, Section 3.21 or Section 3.22.

      Section 3.03. Fidelity Bond; Errors and Omissions Insurance. The Master
Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage on all officers, employees or other persons involved in the performance of its obligations as
Master Servicer hereunder. These policies must insure the Master Servicer against losses resulting from dishonest or fraudulent acts committed by the
Master Servicer's personnel, any employees of outside firms that provide data processing services for the Master Servicer, and temporary contract employees or student interns. No provision of this Section 3.03 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Master Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by FNMA in the FNMA Servicing Guide or by FHLMC in the FHLMC Sellers' & Servicers' Guide, as amended or restated from time to time, or in an amount as may be permitted to the Master Servicer by express waiver of FNMA or FHLMC. In the event that any such policy or bond ceases to be in effect, the Master Servicer shall obtain a comparable replacement policy or bond from an insurer or issuer, meeting the requirements set forth above as of the date of such replacement.

      Section 3.04. Access to Certain Documentation. The Master Servicer shall provide, and the Master Servicer shall cause each Servicer to provide in accordance with the related Servicing Agreement, to the OCC, the OTS, the FDIC and to comparable regulatory authorities supervising Holders of Certificates and the examiners and supervisory agents of the OCC, the OTS, the FDIC and such other authorities, access to the documentation required by applicable regulations of the OCC, the OTS, the FDIC and such other authorities with respect to the Mortgage Loans. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Master Servicer and the related Servicer. In fulfilling such request for access, the Master Servicer shall not be responsible to determine the sufficiency of any information provided by such Servicer.
Nothing in this Section 3.04 shall limit the obligation of the Master Servicer and the related Servicer to observe any applicable law and the failure of the
Master Servicer or the related Servicer to provide access as provided in this
Section 3.04 as a result of such obligation shall not constitute a breach of this Section 3.04.

      Section 3.05. Maintenance of Primary Mortgage Insurance Policy; Claims.
(a) The Master Servicer shall not take, or permit any Servicer (to the extent such action is prohibited under the applicable Servicing Agreement) to take, any action that would result in noncoverage under any applicable Primary Mortgage
Insurance Policy of any loss which, but for the actions of such Master Servicer or Servicer, would have been covered thereunder. The Master Servicer shall use its best reasonable efforts to cause each Servicer (to the extent required under the related Servicing Agreement) to keep in force and effect (to the extent that the Mortgage Loan requires the Mortgagor to maintain such insurance), primary mortgage insurance applicable to each Mortgage Loan in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable.
The Master Servicer shall not, and shall not permit any

                                      -54-

Servicer (to the extent required under the related Servicing Agreement) to, cancel or refuse to renew any such Primary Mortgage Insurance Policy that is in effect at the date of the initial issuance of the Mortgage Note and is required to be kept in force hereunder except in accordance with the provisions of this
Agreement and the related Servicing Agreement, as applicable.

      (b)   The Master Servicer agrees to present, or to cause each Servicer (to the extent required under the related Servicing Agreement) to present, on behalf of the Trust, the Trustee and the Certificateholders, claims to the insurer under any Primary Mortgage Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary
Mortgage Insurance Policies respecting defaulted Mortgage Loans. Pursuant to
Sections 3.08 and 3.09, any amounts collected by the Master Servicer or any
Servicer under any Primary Mortgage Insurance Policies shall be deposited in the
Master Servicer Custodial Account, subject to withdrawal pursuant to Section
3.11.

      Section 3.06. Rights of the Depositor, the Securities Administrator and
the Trustee in Respect of the Master Servicer.

      The Depositor may, but is not obligated to, enforce the obligations of the
Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. None of the Securities
Administrator, the Trustee or the Depositor shall have any responsibility or liability for any action or failure to act by the Master Servicer and the
Securities Administrator, the Trustee and the Depositor shall not be obligated to supervise the performance of the Master Servicer hereunder or otherwise.

      Section 3.07. Trustee to Act as Master Servicer.

      (a)   In the event the Master Servicer or any successor master servicer shall for any reason no longer be the Master Servicer hereunder (including by reason of an Event of Default), the Trustee as trustee hereunder shall within 90 days of such time, assume, if it so elects, or shall appoint a successor Master
Servicer to assume, all of the rights and obligations of the Master Servicer hereunder arising thereafter. Any such assumption shall be subject to Sections
7.02 and 8.05.

      (b)   The predecessor Master Servicer at its expense shall, upon request of the Trustee, deliver to the assuming party all master servicing documents and records and an accounting of amounts collected or held by the Master Servicer, and shall transfer control of the Master Servicer Custodial Account and any investment accounts to the successor Master Servicer, and otherwise use its best efforts to effect the orderly and efficient transfer of its rights and duties as
Master Servicer hereunder to the assuming party. The Trustee shall be entitled to be reimbursed from the predecessor Master Servicer (or the Trust if the predecessor Master Servicer is unable to fulfill such obligations) for all
Master Servicing Transfer Costs.

                                      -55-

      Section 3.08. Servicer Custodial Accounts and Escrow Accounts.

      (a)   The Master Servicer shall enforce the obligation of each Servicer to establish and maintain a Servicer Custodial Account in accordance with the applicable Servicing Agreement, with records to be kept with respect thereto on a loan by loan basis, into which accounts shall be deposited within 48 hours (or as of such other time specified in the related Servicing Agreement) of receipt all collections of principal and interest on any Mortgage Loan and all collections with respect to any REO Property received by a Servicer, including
Principal Prepayments, Insurance Proceeds, Compensating Interest, Liquidation
Proceeds, Recoveries and Advances made from the Servicer's own funds (less servicing compensation as permitted by the applicable Servicing Agreement in the case of any Servicer) and all other amounts to be deposited in the Servicer
Custodial Account. The Master Servicer is hereby authorized to make withdrawals from and deposits to the related Servicer Custodial Account for purposes required or permitted by this Agreement.

      (b)   To the extent required by the related Servicing Agreement and by the related Mortgage Note and not violative of current law, the Master Servicer shall enforce the obligation of each Servicer to establish and maintain one or more escrow accounts (for each Servicer, collectively, the "Escrow Account") and deposit and retain therein all collections from the Mortgagors (or Advances by such Servicer) for the payment of taxes, assessments, hazard insurance premiums or comparable items for the account of the Mortgagors. Nothing herein shall require the Master Servicer to compel a Servicer to establish an Escrow Account in violation of applicable law.

      Section 3.09. Collection of Mortgage Loan Payments; Master Servicer
Custodial Account; Distribution Account. (a) The Securities Administrator shall establish and maintain the Distribution Account, which shall be deemed to consist of eleven sub-accounts. The Securities Administrator shall, promptly upon receipt, deposit in the Distribution Account and retain therein any amounts which are required to be deposited in the Distribution Account by the Securities
Administrator. The Distribution Account shall be an Eligible Account.

      (b)   The Master Servicer shall establish and maintain the Master Servicer
Custodial Account, which shall be an Eligible Account. The Master Servicer shall, promptly upon receipt, deposit in the Master Servicer Custodial Account and retain therein any amounts which are required to be deposited in such Master
Servicer Custodial Account by the Master Servicer.

      (c)   The Master Servicer shall deposit or cause to be deposited into the
Master Servicer Custodial Account, on the same Business Day of receipt (except as otherwise specifically provided herein), the following payments and collections remitted to the Master Servicer by each Servicer from its respective
Servicer Custodial Account pursuant to the related Servicing Agreement or otherwise or received by the Master Servicer in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest due on the Mortgage Loans on or before the Cut-off Date) and the following amounts required to be deposited hereunder:

            (i)     all payments on account of principal of the Mortgage Loans, including Principal Prepayments;

                                      -56-

            (ii)    all payments on account of interest on the Mortgage Loans, net of the related Administrative Fee Rate;

            (iii)   with respect to each Mortgage Loan, (A) all Insurance
      Proceeds and Liquidation Proceeds, other than Insurance Proceeds to be (1)
      applied to the restoration or repair of the Mortgaged Property, (2)
      released to the Mortgagor in accordance with Customary Servicing
      Procedures or (3) required to be deposited to an Escrow Account pursuant to Section 3.08 and (B) any Insurance Proceeds released from an Escrow
      Account;

            (iv)    any amount required to be deposited by the Master Servicer pursuant to Section 3.09(d) in connection with any losses on Permitted
      Investments with respect to the Master Servicer Custodial Account;

            (v)     any amounts relating to REO Property required to be remitted by the applicable Servicer;

            (vi)    Periodic Advances made by the applicable Servicer pursuant to the related Servicing Agreement (or, if applicable, by the Master
      Servicer or the Trustee pursuant to Section 3.19 or the Trustee pursuant to Section 8.01) and any Compensating Interest paid by the applicable
      Servicer pursuant to the related Servicing Agreement;

            (vii)   all Purchase Prices, all Substitution Adjustment Amounts and
      all Reimbursement Amounts to the extent received by the Servicer;

            (viii)  any Recoveries; and

            (ix)    any other amounts required to be deposited hereunder.

      If the Master Servicer shall deposit any amount not required to be deposited, it may at any time withdraw such amount from the Master Servicer
Custodial Account, any provision herein to the contrary notwithstanding. All funds required to be deposited in the Master Servicer Custodial Account shall be held by the Master Servicer in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.11.

      (d)   Each institution at which the Master Servicer Custodial Account is maintained shall invest the funds therein as directed in writing by the Master
Servicer in Permitted Investments, which shall mature not later than the
Business Day next preceding the Distribution Date (except that if such Permitted
Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Distribution Date)
and, in each case, shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All Master Servicer Custodial Account
Reinvestment Income shall be for the benefit of the Master Servicer as part of its master servicing compensation and shall be remitted to the Master Servicer monthly as provided herein. The amount of any losses realized in the Master
Servicer Custodial Account incurred in any such account in respect of any such investments shall promptly be deposited by the Master Servicer from its own funds in the Master Servicer Custodial Account.

                                      -57-

      (e)   Each institution at which the Distribution Account is maintained shall invest the funds therein if directed in writing by the Securities
Administrator in Permitted Investments that are obligations of the institution that maintains the Distribution Account, which shall mature on the Distribution
Date and shall not be sold or disposed of prior to its maturity. All such
Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All income and gains net of any losses realized since the preceding Distribution Date from Permitted Investments of funds in the
Distribution Account shall be for the benefit of the Securities Administrator as additional compensation and the amount of any losses realized in the
Distribution Account in respect of any such Permitted Investments shall promptly be deposited by the Securities Administrator from its own funds in the
Distribution Account.

      (f)   The Master Servicer shall give notice to the Depositor, the Trustee, the Securities Administrator and the Rating Agencies of any proposed change of location of the Master Servicer Custodial Account not later than 30 days after and not more that 45 days prior to any change thereof. The Securities
Administrator shall give notice to the Depositor, the Trustee, the Master
Servicer and the Rating Agencies of any proposed change of the location of the
Distribution Account maintained by the Securities Administrator not later than
30 days after and not more than 45 days prior to any change thereof. The creation of the Master Servicer Custodial Account and the Distribution Account
shall be evidenced by a certification substantially in the form of Exhibit F hereto.

      (g)   The Securities Administrator shall designate each of the Group 1
Lower-Tier Certificate Sub-Account, the Aggregate Group 2 Lower-Tier Certificate
Sub-Account, the Aggregate Group 3 Lower-Tier Certificate Sub Account, the
Subsidiary Lower-Tier Certificate Sub-Account and the Upper-Tier Certificate
Sub-Account as a sub-account of the Distribution Account. On each Distribution
Date (other than the Final Distribution Date, if such Final Distribution Date is in connection with a purchase of the remaining assets of the Trust Estate by the
Master Servicer), the Securities Administrator shall (i) from funds available on deposit in the Distribution Account, be deemed to deposit into the Group 1
Lower-Tier Certificate Sub-Account all funds deemed on deposit in the Loan Group
1 Sub-Account, (ii) from funds available on deposit in the Distribution Account, be deemed to deposit into the Aggregate Group 2 Lower-Tier Sub-Account all funds deemed on deposit in the Loan Group 2 Sub-Account, the Loan Group 3 Sub-Account
and the Loan Group 4 Sub-Account, (iii) from funds available on deposit in the
Distribution Account, be deemed to deposit into the Aggregate Group 3 Lower-Tier
Certificate Sub-Account all funds deemed on deposit in the Loan Group 5
Sub-Account and the Loan Group 6 Sub-Account, (iv) immediately thereafter, be deemed to deposit into the Subsidiary Lower-Tier Certificate Sub-Account the
Lower-Tier Distribution Amount, and (v) immediately thereafter, be deemed to deposit into the Upper-Tier Certificate Sub-Account the Subsidiary Lower-Tier
Distribution Amount.

      Section 3.10. Access to Certain Documentation and Information Regarding
the Mortgage Loans.

      The Master Servicer shall afford and shall enforce the obligation of the
Servicers to afford the Securities Administrator and the Trustee reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance information and other

                                      -58-

matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Master Servicer or the applicable Servicer.

      Section 3.11. Permitted Withdrawals from the Distribution Account and the
Master Servicer Custodial Account.

      (a)   The Securities Administrator shall withdraw funds from the
Distribution Account for distributions to Certificateholders in the manner specified in this Agreement. In addition, the Master Servicer may from time to time make withdrawals from the Master Servicer Custodial Account for the following purposes:

            (i)     to pay to the Servicers (to the extent not previously
      retained by them), the Servicing Fee to which they are entitled pursuant to the Servicing Agreements, and to pay itself the Master Servicing Fee and any Master Servicer Custodial Account Reinvestment Income;

            (ii)    to pay to the Securities Administrator and the Trustee any
      amounts due to the Securities Administrator and the Trustee under this
      Agreement (including, but not limited to, all amounts provided for under
      Section 3.02, Section 3.07, Section 8.05 and Section 9.11, other than the amounts provided for in the first two sentences of Section 9.11);

            (iii)   to reimburse the Servicers (or, if applicable, itself or the
      Trustee) for unreimbursed Advances made pursuant to the related Servicing
      Agreement (or in the case of itself or the Trustee, pursuant to Section
      3.19 or Section 8.01, as applicable), such right of reimbursement pursuant to this clause (iii) being limited first to amounts received on the
      Mortgage Loans serviced by such Servicer in respect of which any such
      Advance was made and then limited to amounts received on all the Mortgage
      Loans serviced by such Servicer (or, if applicable, the Master Servicer or the Trustee);

            (iv)    to reimburse the Servicers (or, if applicable, itself or the
      Trustee) for any Nonrecoverable Advance previously made, such right of reimbursement pursuant to this clause (iv) being limited first to amounts received on the Mortgage Loans in the same Loan Group as the Mortgage
      Loan(s) in respect of which such Nonrecoverable Advance was made and then limited to amounts received on all the Mortgage Loans serviced by such
      Servicer (or, if applicable, the Master Servicer or the Trustee);

            (v)     to reimburse the Servicers for Insured Expenses from the
      related Insurance Proceeds;

            (vi)    to pay to the purchaser, with respect to each Mortgage Loan or REO Property that has been purchased pursuant to Section 2.02 or
      Section 2.04, all amounts received thereon after the date of such purchase;

            (vii)   to reimburse itself or the Depositor for expenses incurred by either of them and reimbursable pursuant to this Agreement, including but not limited to, Section 3.02 and Section 7.03;

                                      -59-

            (viii)  to withdraw any amount deposited in the Master Servicer
      Custodial Account and not required to be deposited therein; and

            (ix)    to clear and terminate the Master Servicer Custodial Account upon termination of this Agreement pursuant to Section 10.01.

If the Master Servicer shall remit to the Securities Administrator any amount not required to be remitted, it may at any time direct the Securities
Administrator to withdraw such amount from the Distribution Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering an Officer's Certificate to the Securities
Administrator which describes the amounts remitted in error to the Securities
Administrator for deposit to the Distribution Account.

      (b)   On each Distribution Date, funds on deposit in the Distribution
Account and deemed to be on deposit in the Upper-Tier Certificate Sub-Account shall be used to make payments on the Regular Certificates and the Class 1-A-R
Certificate as provided in Sections 5.01 and 5.02. The Distribution Account shall be cleared and terminated upon termination of this Agreement pursuant to
Section 10.01.

      Section 3.12. Maintenance of Hazard Insurance and Other Insurance.

      (a)   For each Mortgage Loan, the Master Servicer shall enforce any obligation of the Servicers under the related Servicing Agreements to maintain or cause to be maintained fire, flood and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located in accordance with the related Servicing Agreements. It is understood and agreed that such insurance provided for in this Section 3.12 shall be with insurers meeting the eligibility requirements set forth in the applicable Servicing
Agreement and that no earthquake or other additional insurance is to be required of any Mortgagor or to be maintained on property acquired in respect of a defaulted loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

      (b)   Pursuant to Sections 3.08 and 3.09, any amounts collected by the
Master Servicer, or by any Servicer, under any insurance policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or released to the Mortgagor in accordance with the applicable Servicing Agreement) shall be deposited into the Master Servicer
Custodial Account, subject to withdrawal pursuant to Sections 3.09 and 3.11. Any cost incurred by the Master Servicer or any Servicer in maintaining any such insurance if the Mortgagor defaults in its obligation to do so shall be added to the amount owing under the Mortgage Loan where the terms of the Mortgage Loan so permit; provided, however, that the addition of any such cost shall not be taken into account for purposes of calculating the distributions to be made to
Certificateholders and shall be recoverable by the Master Servicer or such
Servicer pursuant to Sections 3.08 and 3.09.

      Section 3.13. Presentment of Claims and Collection of Proceeds.

      The Master Servicer shall (to the extent provided in the applicable
Servicing Agreement) cause the related Servicer to prepare and present on behalf of the Trust and the Certificateholders all claims under the Insurance Policies and take such actions (including the negotiation,

                                      -60-

settlement, compromise or enforcement of the insured's claim) as shall be necessary to realize recovery under such policies. Any proceeds disbursed to the
Master Servicer (or disbursed to a Servicer and remitted to the Master Servicer)
in respect of such policies, bonds or contracts shall be promptly deposited in the Master Servicer Custodial Account upon receipt, except that any amounts realized that are to be applied to the repair or restoration of the related
Mortgaged Property as a condition precedent to the presentation of claims on the related Mortgage Loan to the insurer under any applicable Insurance Policy need not be so deposited (or remitted).

      Section 3.14. Enforcement of Due-On-Sale Clauses; Assumption Agreements.

      To the extent provided in the applicable Servicing Agreement and to the extent Mortgage Loans contain enforceable due-on-sale clauses, the Master
Servicer shall cause the Servicers to enforce such clauses in accordance with the applicable Servicing Agreement. If applicable law prohibits the enforcement of a due-on-sale clause or such clause is otherwise not enforced in accordance with the applicable Servicing Agreement, and, as a consequence, a Mortgage Loan is assumed, the original Mortgagor may be released from liability in accordance with the applicable Servicing Agreement.

      Section 3.15. Realization Upon Defaulted Mortgage Loans; REO Property.

      (a)   The Master Servicer shall cause each Servicer (to the extent required under the related Servicing Agreement) to foreclose upon or otherwise comparably convert the ownership of Mortgaged Properties securing such of the
Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments, all in accordance with the applicable Servicing Agreement.

      (b)   With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trust for the benefit of the
Certificateholders, or its nominee, on behalf of the Certificateholders. The
Master Servicer shall enforce the obligation of the Servicers, to the extent provided in the applicable Servicing Agreement, to (i) cause the name of the
Trust to be placed on the title to such REO Property and (ii) ensure that the title to such REO Property references this Agreement. The Master Servicer shall, to the extent provided in the applicable Servicing Agreement, cause the applicable Servicer to sell any REO Property as expeditiously as possible and in accordance with the provisions of this Agreement and the related Servicing
Agreement, as applicable. Pursuant to its efforts to sell such REO Property, the
Master Servicer shall cause the applicable Servicer to protect and conserve such
REO Property in the manner and to the extent required by the applicable
Servicing Agreement, subject to the REMIC Provisions. In the event that the
Trust Estate acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master
Servicer shall enforce the obligation of the related Servicer to dispose of such
Mortgaged Property within the time period specified in the applicable Servicing
Agreement, but in any event within three years after the acquisition by the
Servicer for the Trust (such period, the "REO Disposition Period") unless (i)
the Servicer provides to the Trustee, the Master Servicer and the Securities
Administrator an Opinion of Counsel to the effect that the holding by the Trust of such Mortgaged Property subsequent to the close of the third calendar year after its acquisition will not result in the imposition of taxes on "prohibited transactions" of the Trust as defined in Section 860F of the Code or under the law of any state in which real property securing a

                                      -61-

Mortgage Loan owned by the Trust is located or cause any REMIC created hereunder to fail to qualify as a REMIC for federal income tax purposes or for state tax purposes under the laws of any state in which real property securing a Mortgage
Loan owned by the Trust is located at any time that any Certificates are outstanding or (ii) the Servicer shall have applied for and received an extension of such period from the Internal Revenue Service, in which case the
Trust Estate may continue to hold such Mortgaged Property for the period of such extension.

      (c)   The Master Servicer shall, to the extent required by the related
Servicing Agreement, cause the applicable Servicer to deposit all funds collected and received in connection with the operation of any REO Property in the related Servicer Custodial Account.

      (d)   The applicable Servicer, upon the final disposition of any REO
Property, shall be entitled to reimbursement for any related unreimbursed
Advances and other unreimbursed advances as well as any unpaid Servicing Fees from Liquidation Proceeds received in connection with the final disposition of such REO Property; provided that any such unreimbursed Advances as well as any unpaid Servicing Fees may be reimbursed or paid, as the case may be, prior to final disposition, out of any net rental income or other net amounts derived from such REO Property.

      (e)   The Liquidation Proceeds from the final disposition of the REO
Property, net of any payment to the applicable Servicer as provided above shall be deposited in the related Servicer Custodial Account on or prior to the
Determination Date in the month following receipt thereof and be remitted by wire transfer in immediately available funds to the Master Servicer for deposit into the Master Servicer Custodial Account.

      Notwithstanding any other provision of this Agreement, the Master Servicer shall not permit any Mortgaged Property acquired by the Trust to be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code, (ii) result in the receipt by any REMIC of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions or (iii)
subject any REMIC created hereunder to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under
Section 860G(c) of the Code or otherwise, unless the Master Servicer or related
Servicer, as applicable, has agreed to indemnify and hold harmless the Trust with respect to the imposition of any such taxes.

      Notwithstanding any other provision of this Agreement, the Master Servicer and the Securities Administrator, as applicable, shall comply with all federal withholding requirements with respect to payments to Certificateholders of interest or original issue discount that the Master Servicer or the Securities
Administrator reasonably believes are applicable under the Code. The consent of
Certificateholders shall not be required for any such withholding. Without limiting the foregoing, the Master Servicer agrees that it will not withhold with respect to payments of interest or original issue discount in the case of a
Certificateholder that has furnished or caused to be furnished an effective Form
W-8 or an acceptable substitute form or a successor form and who is not a "10 percent shareholder" within the meaning of Code

                                      -62-

Section 871(h)(3)(B) or a "controlled foreign corporation" described in Code
Section 881(c)(3)(C) with respect to the Trust or the Depositor. In the event the Securities Administrator withholds any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Securities Administrator shall indicate the amount withheld to such Certificateholder.

      Section 3.16. Trustee and Custodian to Cooperate; Release of Mortgage
Files.

      Upon the payment in full of any Mortgage Loan, or the receipt by the
Master Servicer or the related Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer or the related Servicer will immediately notify the Trustee (or the Custodian on behalf of the Trustee) by delivering, or causing to be delivered, two copies
(one of which will be returned to the related Servicer with the Mortgage File)
of a Request for Release (which may be delivered in an electronic format acceptable to the Trustee (or the Custodian on behalf of the Trustee) and the
Master Servicer or the related Servicer). Upon receipt of such request, the
Trustee (or the Custodian on behalf of the Trustee) shall within seven (7)
Business Days release the related Mortgage File to the Master Servicer or the related Servicer. The Trustee shall at the Master Servicer's or the related
Servicer's direction execute and deliver to the Master Servicer or the related
Servicer the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage relating to the Mortgage Loan, in each case provided by the Master Servicer or the related Servicer, together with the Mortgage Note with written evidence of cancellation thereon. If the Mortgage has been recorded in the name of MERS or its designee, the Master Servicer shall enforce the applicable Servicer's obligation under the related Servicing Agreement take all necessary action to reflect the release of the Mortgage on the records of MERS. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor of the Mortgage Loan.

      From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose collection under any Primary Mortgage Insurance Policy, any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the
other documents included in the Mortgage File, the Trustee (or the Custodian on
behalf of the Trustee) shall, upon delivery to it of a Request for Release signed by a Master Servicing Officer or a Servicing Officer, release the
Mortgage File within seven (7) Business Days to the Master Servicer or the related Servicer. Subject to the further limitations set forth below, the Master
Servicer or the applicable Servicer shall cause the Mortgage Files so released to be returned to the Trustee (or the Custodian on behalf of the Trustee) when the need therefor no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the related Servicer Custodial Account, in which case such Servicer shall deliver to the Trustee (or the Custodian on behalf of the Trustee) a Request for Release, signed by a Servicing Officer.

      If the Master Servicer or any related Servicer at any time seeks to initiate a foreclosure proceeding in respect of any Mortgaged Property as authorized by this Agreement or the Servicing Agreement, the Master Servicer or
any related Servicer shall deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's

                                      -63-

sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

      Section 3.17. Documents, Records and Funds in Possession of the Master
Servicer to be Held for the Trustee.

      Notwithstanding any other provisions of this Agreement, the Master
Servicer shall cause each Servicer to transmit to the Trustee (or a Custodian on behalf of the Trustee) as required by this Agreement and the Servicing
Agreements all documents and instruments in respect of a Mortgage Loan coming into the possession of the Servicer from time to time and shall account fully to the Trustee for any funds received by the Master Servicer or the related
Servicer or which otherwise are collected by the Master Servicer or the related
Servicer as Liquidation Proceeds, Recoveries or Insurance Proceeds in respect of any Mortgage Loan. All Mortgage Files and funds collected or held by, or under the control of, the Master Servicer or the related Servicer in respect of any
Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the Master Servicer Custodial Account or any Servicer Custodial Account,
shall be held by the Master Servicer or the related Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the
Trustee on behalf of the Trust, subject to the applicable provisions of this
Agreement and the related Servicing Agreement. The Master Servicer also agrees that it shall not, and shall enforce any requirement under the related Servicing
Agreement that the related Servicer shall not, knowingly create, incur or subject any Mortgage File or any funds that are deposited in any Master Servicer
Custodial Account, any Servicer Custodial Account, the Distribution Account or
any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance created by the Master Servicer or Servicer, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the
Master Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Master Servicer under this Agreement.

      Section 3.18. Securities Administrator Compensation, Master Servicer
Compensation and Servicer Compensation.

      (a)   As compensation for its services hereunder, the Securities
Administrator shall be entitled to a fee in an amount agreed upon between the
Master Servicer and the Securities Administrator, payable by the Master Servicer out of its own funds and not out of any funds of the Trust Estate. The
Securities Administrator shall also be entitled to compensation in the form of any reinvestment income from funds in the Distribution Account. On each
Distribution Date, the Master Servicer shall be entitled to compensation in the form of the Master Servicer Custodial Account Reinvestment Income and shall be entitled to an amount equal to the Master Servicing Fee for such Distribution
Date. The Securities Administrator and the Master Servicer each shall be required to pay all expenses incurred by it in connection with its securities

                                      -64-

administration activities or master servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided in this
Agreement.

      Section 3.19. Advances.

      The Master Servicer shall enforce the obligations of each Servicer to make a Periodic Advance in accordance with the applicable Servicing Agreement. A
Servicer shall be entitled to be reimbursed from the applicable Servicer
Custodial Account for all Advances of its own funds made pursuant to the related
Servicing Agreement. Based upon information set forth in the servicer reports, the Master Servicer shall inform the Securities Administrator of the amount of the Periodic Advance to be made by a Servicer on each applicable Advance Date no later than the related Remittance Date. If a Servicer fails to make any required
Periodic Advance pursuant to the related Servicing Agreement, the Master
Servicer shall (i) unless the Master Servicer determines that such Periodic
Advance would not be recoverable in its good faith business judgment, make such
Periodic Advance not later than the Business Day preceding the related
Distribution Date and (ii) to the extent such failure leads to the termination of the Servicer and until such time as a successor Servicer is appointed, continue to make Periodic Advances required pursuant to the related Servicing
Agreement for any Distribution Date, within the same time frame set forth in (i)
above, unless the Master Servicer determines (to the extent provided in the related Servicing Agreement) that such Periodic Advance would not be recoverable; provided that if the Servicer that fails to make such Periodic
Advance is Wells Fargo Bank and such Periodic Advance has not been made by 5:00
P.M. New York time on the last Business Day preceding the related Distribution
Date, so long as such failure is known by a Responsible Officer of the Trustee, the Trustee shall be obligated to make such Periodic Advance and then, so long as such failure shall not have been remedied by 5:00 P.M. New York time on the related Distribution Date (including the reimbursement to the Trustee by Wells
Fargo Bank, with interest thereon at the prime rate (as set forth in The Wall
Street Journal), for any Periodic Advance made), the Trustee may, by notice given in writing to Wells Fargo Bank and the Depositor, terminate all of the rights and obligations of Wells Fargo Bank under its Servicing Agreement. If the
Master Servicer is unable to make a Periodic Advance required to be made by it in accordance with this Section 3.19 or Wells Fargo Bank as a Servicer fails to make a Periodic Advance required to be made by it in accordance with the related
Servicing Agreement, the Master Servicer shall immediately, and in no event later than 5:00 P.M. New York time on the last Business Day preceding the related Distribution Date, give written notice thereof to the Trustee, the
Securities Administrator and the Depositor.

      Section 3.20. Annual Statement of Compliance.

      (a)   Each of the Master Servicer and the Securities Administrator shall deliver, and shall cause any Additional Servicer engaged by it to deliver, or otherwise make available to the Depositor and the Securities Administrator (and
the Securities Administrator will forward to the Trustee and each Rating
Agency), no later than March 15th of each calendar year beginning in 2007, an
Officers' Certificate (each, together with such similar certificate delivered by each Servicer as described in Section 3.20(b), a "Compliance Statement"), signed by an officer of such party, stating, as to the signer thereof, that (a) a review of the activities of such party during the preceding calendar year or portion thereof and of performance of such party under this Agreement has been made under such officers' supervision and (b) to the best of such officers'

                                      -65-

knowledge, based on such review, such party has fulfilled all of its obligations under this Agreement in all material respects throughout such year, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof. Such Compliance Statements shall contain no restrictions or limitations on its use. The obligations of the Master Servicer and the Securities
Administrator under this Section apply to each entity that acted as Master
Servicer or Securities Administrator, as applicable, during the applicable period, whether or not such entity is acting as Master Servicer or Securities
Administrator at the time such Compliance Statement is required to be delivered.

      (b)   The Master Servicer shall enforce any obligation of each Servicer, to the extent set forth in the related Servicing Agreement, to deliver to the
Master Servicer a Compliance Statement within the time frame set forth in, and in such form and substance as may be required pursuant to, the related Servicing
Agreement. The Master Servicer shall include such Compliance Statements of the
Servicers with its own Compliance Statement to be submitted pursuant to this
Section 3.20.

      Section 3.21. Assessments of Compliance and Attestation Reports.

      (a)   Each of the Master Servicer, the Securities Administrator and the
Custodian, each at its own expense, shall deliver, and shall cause each
Servicing Function Participant engaged by it to deliver, or otherwise make available to the Depositor and the Securities Administrator on or before March
15th of each calendar year beginning in 2007, a report regarding such party's assessment of compliance with the Relevant Servicing Criteria (each, together with such similar report delivered by each Servicer as described in Section
3.21(c), an "Assessment of Compliance"), reasonably satisfactory to the
Depositor and the Securities Administrator, that contains (i) a statement by such party of its responsibility for assessing compliance with the Relevant
Servicing Criteria, (ii) a statement that such party used the Relevant Servicing
Criteria to assess compliance with the Relevant Servicing Criteria, (iii) such party's assessment of compliance with the Relevant Servicing Criteria as of and for the fiscal year covered by the Form 10-K required to be filed pursuant to
Section 3.22(c), including, if there has been any material instance of noncompliance with the Relevant Servicing Criteria, a discussion of each such failure and the nature and status thereof and (iv) a statement that a registered public accounting firm has issued an attestation report on such party's assessment of compliance with the Relevant Servicing Criteria as of and for such period.

      No later than February 1 of each fiscal year for the Trust for which a
10-K is required to be filed, the Master Servicer, the Securities Administrator and the Custodian shall each forward to the Securities Administrator the name of each Servicing Function Participant engaged by it and what Relevant Servicing
Criteria will be addressed in the report on assessment of compliance prepared by such Servicing Function Participant. When the Master Servicer, the Securities
Administrator and the Custodian (or any Servicing Function Participant engaged by them) submit their assessments to the Securities Administrator, such parties will also at such time include the assessment (and attestation pursuant to
Section 3.21(b)) of each Servicing Function Participant engaged by it.

                                      -66-

      Promptly after receipt of such Assessments of Compliance, the Securities
Administrator shall confirm that the Assessments of Compliance, taken as a whole, address all of the Servicing Criteria and taken individually address the
Relevant Servicing Criteria for each party as set forth on Exhibit M and on any similar exhibit set forth in each Servicing Agreement in respect of each
Servicer and notify the Depositor of any exceptions. None of such parties shall be required to deliver any such Assessments of Compliance until April 15 in any given year so long as it has received written confirmation from the Depositor that a Form 10-K is not required to be filed in respect of the Trust for the preceding calendar year. The Custodian and any Servicing Function Participant engaged by it shall not be required to deliver or cause the delivery of such
Assessments of Compliance in any given year so long as it has received written confirmation from the Depositor that a Form 10-K is not required to be filed in respect of the Trust for the preceding fiscal year.

      (b)   Each of the Master Servicer, the Securities Administrator and the
Custodian, each at its own expense, shall deliver, and shall cause each
Servicing Function Participant engaged by it to deliver, to the Depositor and
Securities Administrator on or before March 15th of each calendar year beginning in 2007, shall cause a registered public accounting firm (which may also render other services to the Master Servicer, the Securities Administrator, the
Custodian or such other Servicing Function Participants, as the case may be) and that is a member of the American Institute of Certified Public Accountants to
furnish a report (each, together with such similar report delivered by each
Servicer as described in Section 3.21(c), an "Attestation Report") to the
Securities Administrator and the Depositor, to the effect that (i) it has obtained a representation regarding certain matters from the management of such party, which includes an assertion that such party has complied with the
Relevant Servicing Criteria, and (ii) on the basis of an examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by the Public Company Accounting Oversight Board, it is expressing an opinion as to whether such party's compliance with the Relevant Servicing
Criteria was fairly stated in all material respects, or it cannot express an overall opinion regarding such party's assessment of compliance with the
Relevant Servicing Criteria. In the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such
Attestation Report why it was unable to express such an opinion. Each such related Attestation Report shall be made in accordance with Rules 1-02(a)(3) and
2-02(g) of the Commission's Regulation S-X. Such Attestation Reports must be available for general use and not contain restricted use language.

      Promptly after receipt of such Attestation Reports, the Securities
Administrator shall confirm that each Assessment of Compliance is coupled with a related Attestation Report and shall notify the Depositor of any exceptions.
None of the Master Servicer, the Securities Administrator or any Servicing
Function Participant engaged by such parties shall be required to deliver or cause the delivery of such Attestation Reports until April 15 in any given year so long as it has received written confirmation from the Depositor that a Form
10-K is not required to be filed in respect of the Trust for the preceding fiscal year. The Custodian and any Servicing Function Participant engaged by it shall not be required to deliver or cause the delivery of such Attestation
Reports in any given year so long as it has received written confirmation from the Depositor that a Form 10-K is not required to be filed in respect of the
Trust for the preceding fiscal year.

                                      -67-

      (c)   The Master Servicer shall enforce any obligation of each Servicer, to the extent set forth in the related Servicing Agreement, to deliver to the
Master Servicer an Assessment of Compliance and related Attestation Report within the time frame set forth in, and in such form and substance as may be required pursuant to, the related Servicing Agreement. The Master Servicer shall include such Assessments of Compliance and Attestation Reports of the Servicers
with its own Assessment of Compliance and related Attestation Report to be submitted pursuant to this Section 3.21.

      Section 3.22. Reports to the Commission.

      (a)   The Securities Administrator and the Master Servicer shall reasonably cooperate with the Depositor in connection with the Trust's satisfying its reporting requirements under the Exchange Act. Without limiting the generality of the foregoing, the Securities Administrator shall prepare on behalf of the Trust any Form 8-K , Form 10-D and Form 10-K required by the
Exchange Act and the rules and regulations of the Commission thereunder, and the
Master Servicer shall sign and file via EDGAR such Forms on behalf of the Trust.
Notwithstanding the previous sentence, the Depositor shall file the Form 8-K in connection with the filing of this Agreement.

      (b)   Within 15 days after each Distribution Date (subject to permitted extensions under the Exchange Act), the Securities Administrator shall prepare and file on behalf of the Trust any Form 10-D required by the Exchange Act, in form and substance as required by the Exchange Act. The Securities Administrator shall file each Form 10-D with a copy of the Monthly Statement for such
Distribution Date attached thereto. Any disclosure in addition to the Monthly
Statement for such Distribution Date that is required to be included on Form
10-D ("Additional Form 10-D Disclosure") shall be prepared by the party responsible for preparing such disclosure pursuant to the following paragraph and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-D Disclosure, except as set forth in the next paragraph.

      As set forth on Exhibit N hereto, within 5 calendar days after the related
Distribution Date, (i) certain parties to this Agreement shall be required to provide to the Securities Administrator (at cts.sec.notifications@wellsfargo.com with a copy by facsimile to 410-715-2380) and the Depositor, to the extent known by such applicable parties, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Securities Administrator and such party, any
Additional Form 10-D Disclosure, if applicable, and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-D Disclosure on Form 10-D. The Securities
Administrator shall compile all such information provided to it in a Form 10-D prepared by it. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Form 10-D Disclosure on Form 10-D pursuant to this paragraph.

      After preparing the Form 10-D, the Securities Administrator shall forward electronically a draft copy of the Form 10-D to the Master Servicer for review and, only if Additional Form 10-D Disclosure is contained therein, the
Securities Administrator shall forward such Form 10-D to the Depositor for review. No later than 2 Business Days prior to the 15th calendar day after the related Distribution Date, a senior officer of the Master Servicer in charge of the master

                                      -68-

servicing function shall sign the Form 10-D and return an electronic or fax copy of such signed Form 10-D (with an original executed hard copy to immediately follow) to the Securities Administrator. If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Securities
Administrator will follow the procedures set forth in Section 3.22(h)(ii).
Promptly (but no later than 1 Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 10-D. The signing party at the Master Servicer can be contacted at the address specified in Section 11.05. Each party to this
Agreement acknowledges that the performance by the Securities Administrator of its duties under this Section 3.22(b) related to the timely preparation and filing of Form 10-D is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section
3.22(b). The Securities Administrator shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 10-D, where such failure results from the
Securities Administrator's inability or failure to receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

      (c)   On or within 90 days after the end of each fiscal year of the Trust or such earlier date as may be required by the Exchange Act (the "10-K Filing
Deadline") (it being understood that the fiscal year for the Trust ends on
December 31st of each year), commencing in March 2007, the Securities
Administrator shall prepare and file on behalf of the Trust a Form 10-K, in form and substance as required by the Exchange Act. Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the
Securities Administrator within the applicable time frames set forth in this
Agreement and the related Servicing Agreements:

            (i)     a Compliance Statement for each Servicer, the Master
      Servicer and the Securities Administrator (each, a "Reporting Servicer")
      as described under Section 3.20;

            (ii)    (A) the Assessment of Compliance for each Reporting
      Servicer, as described under Section 3.21(a) and (c), and (B) if each
      Reporting Servicer's Assessment of Compliance identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if each Reporting Servicer's Assessment of Compliance is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included;

            (iii)   (A) the Attestation Report for each Reporting Servicer, as described under Section 3.21(b) and (c), and (B) if any Reporting
      Servicer's Attestation Report identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any Reporting Servicer's Attestation Report is not included as an exhibit to such Form 10-K, disclosure that such Attestation Report is not included and an explanation why such Attestation Report is not included;
      and

            (iv)    a Sarbanes-Oxley Certification, as described in Section
      3.22(e).

      Any disclosure or information in addition to (i) through (iv) above that is required to be included on Form 10-K ("Additional Form 10-K Disclosure")
shall be prepared by the party

                                      -69-

responsible for preparing such disclosure pursuant to the following paragraph and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-K Disclosure, except as set forth in the next paragraph.

      As set forth on Exhibit O hereto, no later than March 1 of each year that the Trust is subject to the Exchange Act reporting requirements, commencing in
2007, (i) certain parties to this Agreement shall be required to provide to the
Securities Administrator (at cts.sec.notifications@wellsfargo.com with a copy by facsimile to 410-715-2380) and the Depositor, to the extent known by such applicable parties, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Securities Administrator and such party, any Additional Form
10-K Disclosure, if applicable, and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the
Additional Form 10-K Disclosure on Form 10-K. The Securities Administrator shall compile all such information provided to it in a Form 10-K prepared by it. The
Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any
Additional Form 10-K Disclosure on Form 10-K pursuant to this paragraph.

      After preparing the Form 10-K, the Securities Administrator shall forward electronically a draft copy of the Form 10-K to the Master Servicer for review.
No later than 5:00 p.m. New York City time on the 4th Business Day prior to the
10-K Filing Deadline, a senior officer of the Master Servicer in charge of the master servicing function shall sign the Form 10-K and return an electronic or fax copy of such signed Form 10-K (with an original executed hard copy to immediately follow) to the Securities Administrator. If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the
Securities Administrator will follow the procedures set forth in Section
3.22(h)(ii). Promptly (but no later than 1 Business Day) after filing with the
Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 10-K. The signing party at the Master
Servicer can be contacted at the address specified in Section 11.05. The parties to this Agreement acknowledge that the performance by the Securities
Administrator of its duties under this Section 3.22(c) related to the timely preparation and filing of Form 10-K is contingent upon such parties (and any
Servicing Function Participant) strictly observing all applicable deadlines in the performance of their duties under this Section 3.22(c), Section 3.22(e),
Section 3.20 and Section 3.21. The Securities Administrator shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 10-K, where such failure results from the Securities Administrator's inability or failure to receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

      (d)   Within four (4) Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a "Reportable Event"), and if requested by the Depositor, the Securities Administrator shall prepare and file on behalf of the Trust any Form 8-K, as required by the Exchange Act, provided that the Depositor shall file the initial Form 8-K in connection with the issuance of the Certificates. Any disclosure or information related to a
Reportable Event or that is otherwise required to be included on Form 8-K ("Form
8-K Disclosure Information") shall be prepared by the party responsible for preparing such disclosure pursuant to the following paragraph and the Securities
Administrator will have no duty or

                                      -70-

liability for any failure hereunder to determine or prepare any Form 8-K
Disclosure Information or any Form 8-K, except as set forth in the next paragraph.

      As set forth on Exhibit P hereto, for so long as the Trust is subject to the Exchange Act reporting requirements, no later than the end of business on the 2nd Business Day after the occurrence of a Reportable Event (i) certain parties shall be required to provide to the Securities Administrator (at
cts.sec.notifications@wellsfargo.com with a copy by facsimile to 410-715-2380)
and the Depositor, to the extent known by such applicable parties, in
EDGAR-compatible form, or in such other form as otherwise agreed upon by the
Securities Administrator and such party, any Form 8-K Disclosure Information, if applicable, and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Form 8-K Disclosure
Information. The Securities Administrator shall compile all such information provided to it in a Form 8-K prepared by it. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities
Administrator in connection with including any Form 8-K Disclosure Information on Form 8-K pursuant to this paragraph.

      After preparing the Form 8-K, the Securities Administrator shall forward electronically a draft copy of the Form 8-K to the Master Servicer for review.
No later than Noon New York City time on the 4th Business Day after the
Reportable Event, a senior officer of the Master Servicer in charge of the master servicing function shall sign the Form 8-K and return an electronic or fax copy of such signed Form 8-K (with an original executed hard copy to immediately follow) to the Securities Administrator. If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the
Securities Administrator will follow the procedures set forth in Section
3.22(h)(ii). Promptly (but no later than 1 Business Day) after filing with the
Commission, the Securities Administrator will, make available on its internet website a final executed copy of each Form 8-K. The signing party at the Master
Servicer can be contacted at the address specified in Section 11.05. The parties to this Agreement acknowledge that the performance by the Securities
Administrator of its duties under this Section 3.22(d) related to the timely preparation and filing of Form 8-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this
Section 3.22(d). The Securities Administrator shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 8-K, where such failure results from the Securities Administrator's inability or failure to receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

      (e)   Each Form 10-K shall include a certification (the "Sarbanes-Oxley
Certification"), exactly as set forth in Exhibit Q attached hereto, required to be included therewith pursuant to the Sarbanes-Oxley Act. The Securities
Administrator (if the Securities Administrator is not the same entity as the
Master Servicer) shall provide, and shall cause any Servicing Function
Participant engaged by it to provide, to the Person who signs the Sarbanes-Oxley
Certification (the "Certifying Person"), by March 15th of each year in which the
Trust is subject to the reporting requirements of the Exchange Act and otherwise within a reasonable period of time upon request, a certification (each, together with such similar certification delivered by each Servicer as described in
Section 3.22(f), a "Back-up Certification"), in the form attached hereto as
Exhibit R, upon which the Certifying Person, the entity for which the Certifying
Person acts as an officer, and such entity's officers, directors and Affiliates

                                      -71-

(collectively with the Certifying Person, "Certification Parties") can reasonably rely. The senior officer of the Master Servicer in charge of the master servicing function shall serve as the Certifying Person on behalf of the
Trust. Such officer of the Certifying Person can be contacted at the address specified in Section 11.05. In the event the Master Servicer, the Securities
Administrator or any Servicing Function Participant engaged by such parties is terminated or resigns pursuant to the terms of this Agreement, or any applicable sub-servicing agreement, as the case may be, such party shall provide a Back-up
Certification to the Certifying Person pursuant to this Section 3.22(e) with respect to the period of time it was subject to this Agreement or any applicable sub-servicing agreement, as the case may be.

      (f)   Pursuant to the related Servicing Agreements, the Master Servicer shall enforce the obligation of each Servicer to provide the Back-up
Certification required pursuant to each of the Servicing Agreements.

      (g)   Upon any filing with the Commission prepared and filed by the
Securities Administrator, the Securities Administrator shall promptly deliver or make available to the Depositor a copy of any such executed report, statement or information.

      (h)   (i) The obligations set forth in paragraphs (a) through (g) of this
Section shall only apply with respect to periods for which reports are required to be filed with respect to the Trust under the Exchange Act. On or prior to
January 30 of the first year in which the Securities Administrator is able to do so under applicable law, unless otherwise requested by the Depositor, the
Securities Administrator shall prepare and file with the Commission a Form 15
Suspension Notification executed by the Master Servicer with respect to the
Trust, with a copy to the Depositor. At any time after the filing of a Form 15
Suspension Notification, if the Depositor or the Certificate Registrar
determines that the number of Certificateholders of the Offered Certificates of record exceeds the number set forth in Section 15(d) of the Exchange Act or the regulations promulgated pursuant thereto which would cause the Trust to again become subject to the reporting requirements of the Exchange Act, it shall promptly notify the Securities Administrator and the Securities Administrator
shall recommence preparing and filing reports on Form 8-K, 10-D and 10-K as required pursuant to this Section and the then-current reporting requirements of the Exchange Act and the parties hereto will again have the obligations set forth in paragraphs (a) through (g) of this Section.

            (ii)    In the event that the Securities Administrator is unable to timely file with the Commission all or any required portion of any Form
      8-K, 10-D or 10-K required to be filed by this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Securities Administrator will immediately notify the Depositor and the Master Servicer of such inability to make a timely filing with the
      Commission. In the case of Form 10-D and 10-K, the parties to this
      Agreement will cooperate to prepare and file a Form 12b-25 and a 10-DA and
      10-KA as applicable, pursuant to Rule 12b-25 of the Exchange Act. In the case of Form 8-K, the Securities Administrator will, upon receipt of all required Form 8-K Disclosure Information and upon the approval and direction of the Depositor, include such disclosure information on the next succeeding Form 10-D to be filed for the Trust. In the event that any previously filed Form 8-K, 10-D or 10-K needs to be amended, the
      Securities Administrator will notify the Master

                                      -72-

      Servicer and, only if such filings include any Form 8-K Disclosure,
      Additional Form 10-D Disclosure or Additional Form 10-K Disclosure, as the
      case may be, the Depositor, and such parties will cooperate to prepare any necessary 8-KA, 10-DA or 10-KA. Any Form 15, Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K shall be signed by a senior officer of the
      Master Servicer in charge of the master servicing function. The parties to this Agreement acknowledge that the performance by the Securities
      Administrator of its duties under this Section 3.22(h) related to the timely preparation and filing of Form 15, a Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K is contingent upon each such party performing its duties under this Section 3.22(h). The Securities Administrator shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file any such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, where such failure results from the Securities Administrator's inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, not resulting from its own negligence, bad faith or willful misconduct.

                                   ARTICLE IV

                          MASTER SERVICER'S CERTIFICATE

      Section 4.01. Master Servicer's Certificate.

      (a)   Each month, not later than 12:00 noon Eastern time on the 18th calendar day of such month (or if such day is not a Business Day, the following
Business Day), the Master Servicer shall deliver to the Securities
Administrator, a Master Servicer's Certificate based solely on the information provided by the Servicers (in substance and format mutually acceptable to the
Master Servicer and the Securities Administrator) certified by a Master
Servicing Officer setting forth the information necessary in order for the
Securities Administrator to perform its obligations under this Agreement. The
Securities Administrator may conclusively rely upon the information contained in a Master Servicer's Certificate delivered by the Master Servicer for all purposes hereunder and shall have no duty to verify or re-compute any of the information contained therein.

                                   ARTICLE V

       PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS; REMIC ADMINISTRATION

      Section 5.01. Distributions. On each Distribution Date, based solely on the information in the Master Servicer's Certificates, the Securities
Administrator shall distribute or be deemed to distribute, as applicable, out of the Distribution Account or the Upper-Tier Certificate Sub-Account, as
applicable (to the extent funds are available therein), to each
Certificateholder of record on the related Record Date (other than as provided in Section 10.01 respecting the final distribution) (a) by check mailed to such
Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or (b) upon written request by the Holder of a Certificate (other than a Residual Certificate), by wire transfer or by

                                      -73-

such other means of payment as such Certificateholder and the Securities
Administrator shall agree upon, such Certificateholder's Percentage Interest in the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth below in Section 5.02.

      None of the Holders of any Class of Certificates, the Depositor, the
Master Servicer, the Securities Administrator or the Trustee shall in any way be responsible or liable to Holders of any Class of Certificates in respect of amounts properly previously distributed on any such Class.

      Amounts distributed with respect to any Class of Certificates shall be applied first to the distribution of interest thereon and then to principal thereon.

      Section 5.02. Priorities of Distributions.

      (a)   On each Distribution Date, based solely on the information contained in the Master Servicer's Certificate, the Securities Administrator shall withdraw from the Distribution Account (to the extent funds are available therein) (1) to the extent not previously paid, the amounts payable to the
Securities Administrator, the Master Servicer and the Trustee pursuant to
Section 3.11(a) and shall pay such funds to itself, the Master Servicer and the
Trustee, as applicable, and (2) the Pool Distribution Amount for each Loan
Group, and shall apply such funds, first, to distributions in respect of the
Uncertificated Lower-Tier Interests and then to the Uncertificated Subsidiary
Lower-Tier Interests as specified in this Section 5.02(a) and to the Class 1-A-R
Certificate, and then to distributions on the Certificates (other than the Class
1-A-R Certificate). Distributions shall be made on the Certificates in the following order of priority and to the extent of such funds, paying the Senior
Certificates of each Group solely from the applicable Pool Distribution Amount, paying the Class 1-B Certificates solely from the Pool Distribution Amount for
Loan Group 1, paying the Aggregate Group 2 Subordinate Certificates solely from the combined Pool Distribution Amounts for Loan Group 2, Loan Group 3 and Loan
Group 3 and paying the Aggregate Group 3 Subordinate Certificates solely from the combined Pool Distribution Amounts for Loan Group 5 and Loan Group 6, in the
following order of priority and to the extent of such funds:

            (i)     to each Class of Senior Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class and any shortfall being allocated among such Classes in proportion to the amount of the Interest Distribution Amount that would have been distributed in the absence of such shortfall;

            (ii)    to each Class of Senior Certificates, in an aggregate amount up to the Senior Principal Distribution Amount for such Group, such distribution to be allocated among such Classes in accordance with Section
      5.02(b);

            (iii)   to the Class 2-M-1 Certificates, subject to paragraph (d)
      below, an amount allocable to interest equal to the Interest Distribution
      Amount for such Class for such Distribution Date;

            (iv)    to the Class 2-M-1 Certificates, subject to paragraph (d)
      below, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

                                      -74-

            (v)     to each Class of Class B Certificates, subject to paragraph
      (d) below, in the following order of priority:

                    (A)   to the Class 1-B-1 Certificates, Class 2-B-1
            Certificates or Class 3-B-1 Certificates, as the case may be, an amount allocable to interest equal to the Interest Distribution
            Amount for such Class for such Distribution Date;

                    (B)   to the Class 1-B-1 Certificates, Class 2-B-1
            Certificates or Class 3-B-1 Certificates, as the case may be, an amount allocable to principal equal to its Pro Rata Share for such
            Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

                    (C)   to the Class 1-B-2 Certificates, Class 2-B-2
            Certificates or Class 3-B-2 Certificates, as the case may be, an amount allocable to interest equal to the Interest Distribution
            Amount for such Class for such Distribution Date;

                    (D)   to the Class 1-B-2 Certificates, Class 2-B-2
            Certificates or Class 3-B-2 Certificates, as the case may be, an amount allocable to principal equal to its Pro Rata Share for such
            Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

                    (E)   to the Class 1-B-3 Certificates, Class 2-B-3
            Certificates or Class 3-B-3 Certificates, as the case may be, an amount allocable to interest equal to the Interest Distribution
            Amount for such Class for such Distribution Date;

                    (F)   to the Class 1-B-3 Certificates, Class 2-B-3
            Certificates or Class 3-B-3 Certificates, as the case may be, an amount allocable to principal equal to its Pro Rata Share for such
            Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

                    (G)   to the Class 1-B-4 Certificates, Class 2-B-4
            Certificates or Class 3-B-4 Certificates, as the case may be, an amount allocable to interest equal to the Interest Distribution
            Amount for such Class for such Distribution Date;

                    (H)   to the Class 1-B-4 Certificates, Class 2-B-4
            Certificates or Class 3-B-4 Certificates, as the case may be, an amount allocable to principal equal to its Pro Rata Share for such
            Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

                    (I)   to the Class 1-B-5 Certificates, Class 2-B-5
            Certificates or Class 3-B-5 Certificates, as the case may be, an amount allocable to interest equal to the Interest Distribution
            Amount for such Class for such Distribution Date;

                    (J)   to the Class 1-B-5 Certificates, Class 2-B-5
            Certificates or Class 3-B-5 Certificates, as the case may be, an amount allocable to principal equal to its Pro Rata Share for such
            Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

                                      -75-

                    (K)   to the Class 1-B-6 Certificates, Class 2-B-6
            Certificates or Class 3-B-6 Certificates, as the case may be, an amount allocable to interest equal to the Interest Distribution
            Amount for such Class for such Distribution Date;

                    (L)   to the Class 1-B-6 Certificates, Class 2-B-6
            Certificates or Class 3-B-6 Certificates, as the case may be, an amount allocable to principal equal to its Pro Rata Share for such
            Distribution Date until the Class Certificate Balance thereof has been reduced to zero; and

            (vi)    to the Holder of the Class 1-A-R Certificate, any amounts
      remaining in the Upper-Tier Certificate Sub-Account, the Subsidiary
      Lower-Tier Certificate Sub-Account, the Group 1 Lower-Tier Certificate
      Sub-Account, the Aggregate Group 2 Lower-Tier Certificate Sub-Account, the
      Aggregate Group 3 Lower-Tier Certificate Sub-Account and any remaining
      Pool Distribution Amounts.

      No Class of Certificates will be entitled to any distributions with respect to the amount payable pursuant to clause (ii) of the definition of
"Interest Distribution Amount" after its Class Certificate Balance has been reduced to zero.

      All distributions in respect of the Interest Distribution Amount for a
Class will be applied first with respect to the amount payable pursuant to clause (i) of the definition of "Interest Distribution Amount" and second with respect to the amount payable pursuant to clause (ii) of such definition.

      On each Distribution Date, the Securities Administrator shall distribute any Reimbursement Amount sequentially to the Classes of Certificates then outstanding which bore the loss to which such Reimbursement Amount relates beginning with the most senior of such Classes of Certificates, up to, with respect to each Class, the amount of loss borne by such Class. Any Reimbursement
Amount remaining after the application described in the preceding sentence shall be included in the Pool Distribution Amount for the applicable Loan Group.

      Distributions on the Group 1 Uncertificated Lower-Tier Interest. On each
Distribution Date, interest shall be distributed in respect of the Group 1
Uncertificated Lower-Tier Interest at the pass-through rate thereon, which shall equal the Net WAC for the Group 1 Mortgage Loans. On each Distribution Date, distributions of principal with respect to the Group 1 Uncertificated Lower-Tier
Interests shall be made to the to the Class 1-L Interest. Realized Losses shall be applied after all distributions have been made on each Distribution Date to the Class 1-L Interest. Recoveries and Reimbursement Amounts shall be applied to the Group 1 Uncertificated Lower-Tier Interests in a manner analogous to the application of Realized Losses to the Group 1 Uncertificated Lower-Tier
Interests.

      As of any date, the aggregate principal balance of the Class 1-L Interest shall equal the aggregate Stated Principal Balance of Loan Group 1.

      Amounts distributed to the Group 1 Uncertificated Lower-Tier Interests in
respect of principal and interest with respect to any Distribution Date are referred to herein collectively as the "Group 1 Lower-Tier Distribution Amount."

                                      -76-

      Distributions on the Aggregate Group 2 Uncertificated Lower-Tier
Interests. On each Distribution Date, interest shall be distributed in respect of each Aggregate Group 2 Uncertificated Lower-Tier Interest at the pass-through rate thereon, as described in the fourth succeeding paragraph. On each
Distribution Date, distributions of principal with respect to the Aggregate
Group 2 Uncertificated Lower-Tier Interests shall be made first, to the Class
2-LS Interest, Class 3-LS Interest and Class 4-LS Interest, so as to keep their principal balances equal to 0.1% of the Group Subordinate Amount for Loan Group
2, Loan Group 3 and Loan Group 4, respectively (except that if any such excess is a larger number than in the preceding distribution period, the least amount of principal shall be distributed to the Class 2-LS Interest, Class 3-LS
Interest and Class 4-LS Interest such that the Aggregate Group 2 Subordinate
Balance Ratio is maintained); and second, any remaining principal to the Class
2-L Interest, Class 3-L Interest and Class 4-L Interest. Any distributions made to the Aggregate Group 2 Uncertificated Lower-Tier Interests pursuant to this paragraph shall be made (a) from the Pool Distribution Amount for Loan Group 2 to Aggregate Group 2 Uncertificated Lower-Tier Interests beginning with the numeral "2," (b) from the Pool Distribution Amount for Loan Group 3 to Aggregate
Group 2 Uncertificated Lower-Tier Interests beginning with the numeral "3," and
(c) from the Pool Distribution Amount for Loan Group 4 to Aggregate Group 3
Uncertificated Lower-Tier Interests beginning with the numeral "4."

      Realized Losses shall be applied after all distributions have been made on each Distribution Date first, to the Class 2-LS Interest, the Class 3-LS
Interest and the Class 4-LS Interest, so as to keep their principal balances equal to 0.1% of the Group Subordinate Amount for Loan Group 2, Loan Group 3 and
Loan Group 4, respectively (except that if any such excess is a larger number than in the preceding distribution period, the least amount of Realized Losses shall be allocated to the Class 2-LS Interest, Class 3-LS Interest and Class
4-LS Interest such that the Aggregate Group 2 Subordinate Balance Ratio is maintained); and second, the remaining Realized Losses shall be allocated to the
Class 2-L Interest, the Class 3-L Interest and the Class 4-L Interest. Any
Realized Losses allocated to the Aggregate Group 2 Uncertificated Lower-Tier
Interests pursuant to this paragraph shall be (a) from Realized Losses allocated to Loan Group 2 in the case of Aggregate Group 2 Uncertificated Lower-Tier
Interests beginning with the numeral "2," (b) from Realized Losses allocated to
Loan Group 3 in the case of Aggregate Group 2 Uncertificated Lower-Tier
Interests beginning with the numeral "3," and (c) from Realized Losses allocated to Loan Group 4 in the case of Aggregate Group 2 Uncertificated Lower-Tier
Interests beginning with the numeral "4." Recoveries and Reimbursement Amounts shall be applied to the Aggregate Group 2 Uncertificated Lower-Tier Interests in
a manner analogous to the application of Realized Losses to the Aggregate Group
2 Uncertificated Lower-Tier Interests.

      As of any date, the aggregate principal balance of the Class 2-L Interest and the Class 2-LS Interest shall equal the aggregate Stated Principal Balance of Loan Group 2. As of any date, the aggregate principal balance of the Class
3-L Interest and the Class 3-LS Interest shall equal the aggregate Stated
Principal Balance of Loan Group 3. As of any date, the aggregate principal balance of the Class 4-L Interest and the Class 4-LS Interest shall equal the aggregate Stated Principal Balance of Loan Group 4.

      The pass-through rate with respect to the Class 2-L Interest and the Class
2-LS Interest shall be the Net WAC for the Group 2 Mortgage Loans. The pass-through rate with respect to

                                      -77-

the Class 3-L Interest and the Class 3-LS Interest shall be the Net WAC for the
Group 3 Mortgage Loans. The pass-through rate with respect to the Class 4-L
Interest and the Class 4-LS Interest shall be the Net WAC for the Group 4
Mortgage Loans. Amounts distributed to the Aggregate Group 2 Uncertificated
Lower-Tier Interests in respect of principal and interest with respect to any
Distribution Date are referred to herein collectively as the "Aggregate Group 2
Lower-Tier Distribution Amount."

      Distributions on the Aggregate Group 3 Uncertificated Lower-Tier
Interests. On each Distribution Date, interest shall be distributed in respect of each Aggregate Group 3 Uncertificated Lower-Tier Interest at the pass-through rate thereon, as described in the fourth succeeding paragraph. On each
Distribution Date, distributions of principal with respect to the Aggregate
Group 3 Uncertificated Lower-Tier Interests shall be made first, to the Class
5-LS Interest and Class 6-LS Interest, so as to keep their principal balances equal to 0.1% of the Group Subordinate Amount for Loan Group 5 and Loan Group 6,
respectively (except that if any such excess is a larger number than in the preceding distribution period, the least amount of principal shall be distributed to the Class 5-LS Interest and Class 6-LS Interest such that the
Aggregate Group 3 Subordinate Balance Ratio is maintained); and second, any remaining principal to the Class 5-L Interest and Class 6-L Interest. Any
distributions made to the Aggregate Group 3 Uncertificated Lower-Tier Interests
pursuant to this paragraph shall be made (a) from the Pool Distribution Amount for Loan Group 5 to Aggregate Group 3 Uncertificated Lower-Tier Interests
beginning with the numeral "5" and (b) from the Pool Distribution Amount for
Loan Group 6 to Aggregate Group 3 Uncertificated Lower-Tier Interests beginning with the numeral "6."

      Realized Losses shall be applied after all distributions have been made on each Distribution Date first, to the Class 5-LS Interest and the Class 6-LS
Interest, so as to keep their principal balances equal to 0.1% of the Group
Subordinate Amount for Loan Group 5 and Loan Group 6, respectively (except that if any such excess is a larger number than in the preceding distribution period, the least amount of Realized Losses shall be allocated to the Class 5-LS
Interest and Class 6-LS Interest such that the Aggregate Group 3 Subordinate
Balance Ratio is maintained); and second, the remaining Realized Losses shall be allocated to the Class 5-L Interest and the Class 6-L Interest. Any Realized
Losses allocated to the Aggregate Group 3 Uncertificated Lower-Tier Interests
pursuant to this paragraph shall be (a) from Realized Losses allocated to Loan
Group 5 in the case of Aggregate Group 3 Uncertificated Lower-Tier Interests
beginning with the numeral "5" and (b) from Realized Losses allocated to Loan
Group 6 in the case of Aggregate Group 3 Uncertificated Lower-Tier Interests
beginning with the numeral "6."

      Recoveries and Reimbursement Amounts shall be applied to the Aggregate
Group 3 Uncertificated Lower-Tier Interests in a manner analogous to the application of Realized Losses to the Aggregate Group 3 Uncertificated
Lower-Tier Interests.

      As of any date, the aggregate principal balance of the Class 5-L Interest and the Class 5-LS Interest shall equal the aggregate Stated Principal Balance of Loan Group 5. As of any date, the aggregate principal balance of the Class
6-L Interest and the Class 6-LS Interest shall equal the aggregate Stated
Principal Balance of Loan Group 6.

                                      -78-

      The pass-through rate with respect to the Class 5-L Interest and the Class
5-LS Interest shall be the Net WAC for the Group 5 Mortgage Loans. The pass-through rate with respect to the Class 6-L Interest and the Class 6-LS
Interest shall be the Net WAC for the Group 6 Mortgage Loans. Amounts distributed to the Aggregate Group 3 Uncertificated Lower-Tier Interests in
respect of principal and interest with respect to any Distribution Date are referred to herein collectively as the "Aggregate Group 3 Lower-Tier
Distribution Amount."

      Distributions on the Uncertificated Subsidiary Lower-Tier Interests. On
each Distribution Date, each Uncertificated Subsidiary Lower-Tier Interest shall receive distributions in respect of principal in an amount equal to the amount of principal distributed to its respective Corresponding Upper-Tier Class or
Classes as provided herein. On each Distribution Date, each Uncertificated
Subsidiary Lower-Tier Interest shall receive distributions in respect of interest in an amount equal to the Interest Distribution Amount in respect of its Corresponding Upper-Tier Class or Classes to the extent actually distributed thereon. Such amounts distributed to the Uncertificated Subsidiary Lower-Tier
Interests in respect of principal and interest with respect to any Distribution
Date are referred to herein collectively as the "Subsidiary Lower-Tier
Distribution Amount."

      As of any date, the principal balance of each Uncertificated Subsidiary
Lower-Tier Interest equals the aggregate of the Class Certificate Balances of the respective Corresponding Upper-Tier Class or Classes. The initial principal balance of each Uncertificated Subsidiary Lower-Tier Interest equals the aggregate of the Initial Class Certificate Balances of the respective
Corresponding Upper-Tier Class or Classes.

      The pass-through rate with respect to the Class 1-A-SL1 Interest, Class
1-B-SL1 Interest, Class 1-B-SL2 Interest, Class 1-B-SL3 Interest, Class 1-B-SL4
Interest, Class 1-B-SL5 Interest, Class 1-B-SL6 Interest and Class 1-A-SLR
Interest shall be the Net WAC for the Group 1 Mortgage Loans. The pass-through rate with respect to the Class 2-A-SL1 Interest shall be the Net WAC for the
Group 2 Mortgage Loans. The pass-through rate with respect to the Class 3-A-SL1
Interest shall be the Net WAC for the Group 3 Mortgage Loans. The pass-through rate with respect to the Class 4-A-SL1 Interest shall be the Net WAC for the
Group 4 Mortgage Loans. The pass-through rate with respect to the Class 5-A-SL1
Interest shall be the Net WAC for the Group 5 Mortgage Loans. The pass-through rate with respect to the Class 6-A-SL1 Interest shall be the Net WAC for the
Group 6 Mortgage Loans. The pass-through rate with respect to the Class 2-M-SL1
Interest, Class 2-B-SL1 Interest, Class 2-B-SL2 Interest, Class 2-B-SL3
Interest, Class 2-B-SL4 Interest, Class 2-B-SL5 Interest, Class 2-B-SL6
Interest, shall be the weighted average of the Class 2-LS Interest, the Class
3-LS Interest and the Class 4-LS Interest. The pass-through rate with respect to the Class 3-B-SL1 Interest, Class 3-B-SL2 Interest, Class 3-B-SL3 Interest,
Class 3-B-SL4 Interest, Class 3-B-SL5 Interest and Class 3-B-SL6 Interest, shall be the weighted average of the Class 5-LS Interest and the Class 6-LS Interest.

      (b)   (i) With respect to the Group 1 Senior Certificates:

                    On each Distribution Date prior to the Senior Credit Support
            Depletion Date for Group 1, the amount distributable to the Group 1
            Senior Certificates pursuant to Section 5.02(a)(ii) for such
            Distribution Date, will be distributed, sequentially, as follows:

                                      -79-

                          first, to the Class 1-A-R Certificate, until its Class
                    Certificate Balance has been reduced to zero; and

                          second, concurrently, to the Class 1-A-1 and Class
                    1-A-2 Certificates, pro rata, until their Class Certificate
                    Balances have been reduced to zero.

            (ii)    With respect to the Group 2 Senior Certificates:

                    On each Distribution Date prior to the Senior Credit Support
            Depletion Date for the Groups in Aggregate Group 2, the amount distributable to the Group 2 Senior Certificates pursuant to Section
            5.02(a)(ii) for such Distribution Date, will be distributed concurrently, to the Class 2-A-1 and Class 2-A-2 Certificates, pro
            rata, until their Class Certificate Balances have been reduced to zero.

            (iii)   With respect to the Group 3 Senior Certificates:

                    On each Distribution Date prior to the Senior Credit Support
            Depletion Date for the Groups in Aggregate Group 2, the amount distributable to the Group 3 Senior Certificates pursuant to Section
            5.02(a)(ii) for such Distribution Date, will be distributed concurrently, to the Class 3-A-1, Class 3-A-2 and Class 3-A-3
            Certificates, pro rata, until their Class Certificate Balances have been reduced to zero.

            (iv)    With respect to the Group 4 Senior Certificates:

                    On each Distribution Date prior to the Senior Credit Support
            Depletion Date for the Groups in Aggregate Group 2, the amount distributable to the Group 4 Senior Certificates pursuant to Section
            5.02(a)(ii) for such Distribution Date, will be distributed concurrently, to the Class 4-A-1 and Class 4-A-2 Certificates, pro
            rata, until their Class Certificate Balances have been reduced to zero.

            (v)     With respect to the Group 5 Senior Certificates:

                    On each Distribution Date prior to the Senior Credit Support
            Depletion Date for the Groups in Aggregate Group 3, the amount distributable to the Group 5 Senior Certificates pursuant to Section
            5.02(a)(ii) for such Distribution Date, will be distributed concurrently, to the Class 5-A-1 and Class 5-A-2 Certificates, pro
            rata, until their Class Certificate Balances have been reduced to zero.

            (vi)    With respect to the Group 6 Senior Certificates:

                    On each Distribution Date prior to the Senior Credit Support
            Depletion Date for the Groups in Aggregate Group 3, the amount distributable to the Group 6 Senior Certificates pursuant to Section
            5.02(a)(ii) for such Distribution Date, will be distributed concurrently, to the Class 6-A-1 and Class 6-A-2 Certificates, pro
            rata, until their Class Certificate Balances have been reduced to zero.

                                      -80-

            (vii)   With respect to the Senior Certificates in each Group:

                    On each Distribution Date on or after the Senior Credit
            Support Depletion Date for a Group, notwithstanding the allocation and priority set forth above, the portion of the Pool Distribution
            Amount with respect to a Loan Group available to be distributed as principal of the Senior Certificates of the Related Group shall be distributed concurrently, as principal, on such Classes, pro rata, on the basis of their respective Class Certificate Balances, until the Class Certificate Balances thereof are reduced to zero.

            (viii)  With respect to the Senior Certificates in Aggregate Group
            2:

                    Notwithstanding the foregoing, on each Distribution Date
            prior to the Senior Credit Support Depletion Date for the Groups in
            Aggregate Group 2 but on or after the date on which the aggregate
            Class Certificate Balance of the Senior Certificates of a Group in
            Aggregate Group 2 has been reduced to zero, amounts otherwise distributable from the Unscheduled Principal Amounts with respect to the related Loan Groups in Aggregate Loan Group 2 on the Aggregate
            Group 2 Subordinate Certificates will be paid as principal to the remaining classes of Senior Certificates of the other Groups in
            Aggregate Group 2 in accordance with the priorities set forth for the applicable Group in clause (ii), (iii) or (iv) above, provided that on such Distribution Date (a) the Aggregate Loan Group 2
            Subordinate Percentage for such Distribution Date is less than twice the initial Aggregate Loan Group 2 Subordinate Percentage or (b) the
            outstanding principal balance of all Mortgage Loans in Aggregate
            Loan Group 2 (including, for this purpose, any Mortgage Loans in foreclosure or any REO Property and any Mortgage Loan for which the mortgagor has filed for bankruptcy) delinquent 60 days or more
            (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the Aggregate Group 2
            Subordinate Certificates, is greater than or equal to 50%. If the
            Senior Certificates of two or more Groups in Aggregate Group 2 remain outstanding, the distributions described above will be made to the Senior Certificates of such Groups, pro rata, in proportion to the aggregate Class Certificate Balance of the Senior
            Certificates of each such Group. In addition, after giving effect to the second preceding sentence, if on any Distribution Date the aggregate Class Certificate Balance of the Senior Certificates of a
            Group in Aggregate Group 2 is greater than the Adjusted Pool Amount of the Related Loan Group (any such Group, the "Aggregate Group 2
            Undercollateralized Group" and any such excess, the "Aggregate Group
            2 Undercollateralized Amount"), all amounts otherwise distributable as principal on the Aggregate Group 2 Subordinate Certificates pursuant to 5.02(a)(v)(L), (J), (H), (F), (D) and (B) and
            5.02(a)(iv), in that order, will be paid as principal to the Senior
            Certificates of the Aggregate Group 2 Undercollateralized Group in
            accordance with the priorities set forth for the applicable Group above under (ii), (iii) or (iv) until the aggregate Class
            Certificate Balance of the Senior Certificates of the Aggregate
            Group 2 Undercollateralized Group equals the Adjusted Pool Amount of the Related Loan Group. Also, the amount of any Class Unpaid
            Interest Shortfalls with respect to the Aggregate Group 2
            Undercollateralized Group (including any Class Unpaid Interest
            Shortfalls for such Distribution Date) will be paid to the Aggregate
            Group 2 Undercollateralized Group prior to the payment of any
            Aggregate

                                      -81-

            Group 2 Undercollateralized Amount from amounts otherwise
            distributable as principal on the Aggregate Group 2 Subordinate
            Certificates pursuant to 5.02(a)(v)(L), (J), (H), (F), (D) and (B)
            and 5.02(a)(iv), in that order; such amount will be paid to the
            Senior Certificates of such Aggregate Group 2 Undercollateralized
            Group up to their Interest Distribution Amounts for such
            Distribution Date. If two or more Groups are Aggregate Group 2
            Undercollateralized Groups, the distributions described above will be made, pro rata, in proportion to the amount by which the aggregate Class Certificate Balance of the Senior Certificates of
            each such Group exceeds the Adjusted Pool Amount of the Related Loan
            Group.

            (ix)    With respect to the Senior Certificates in Aggregate Group
            3:

                    Notwithstanding the foregoing, on each Distribution Date
            prior to the Senior Credit Support Depletion Date for the Groups in
            Aggregate Group 3 but on or after the date on which the aggregate
            Class Certificate Balance of the Senior Certificates of a Group in
            Aggregate Group 3 has been reduced to zero, amounts otherwise distributable from the Unscheduled Principal Amounts with respect to the related Loan Groups in Aggregate Loan Group 3 on the Aggregate
            Group 3 Subordinate Certificates will be paid as principal to the remaining classes of Senior Certificates of the other Group in
            Aggregate Group 3 in accordance with the priorities set forth for the applicable Group in clause (iv) or (v) above, provided that on such Distribution Date (a) the Aggregate Loan Group 3 Subordinate
            Percentage for such Distribution Date is less than twice the initial
            Aggregate Loan Group 3 Subordinate Percentage or (b) the outstanding principal balance of all Mortgage Loans in Aggregate Loan Group 3
            (including, for this purpose, any Mortgage Loans in foreclosure or any REO Property and any Mortgage Loan for which the mortgagor has filed for bankruptcy) delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate Class
            Certificate Balance of the Aggregate Group 3 Subordinate
            Certificates, is greater than or equal to 50%. In addition, after giving effect to the preceding sentence, if on any Distribution Date the aggregate Class Certificate Balance of the Senior Certificates
            of a Group in Aggregate Group 3 is greater than the Adjusted Pool
            Amount of the Related Loan Group (any such Group, the "Aggregate
            Group 3 Undercollateralized Group" and any such excess, the
            "Aggregate Group 3 Undercollateralized Amount"), all amounts otherwise distributable as principal on the Aggregate Group 3
            Subordinate Certificates pursuant to 5.02(a)(v)(L), (J), (H), (F),
            (D) and (B), in that order, will be paid as principal to the Senior
            Certificates of the Aggregate Group 3 Undercollateralized Group in
            accordance with the priorities set forth for the applicable Group above under (iv) or (v) until the aggregate Class Certificate
            Balance of the Senior Certificates of the Aggregate Group 3
            Undercollateralized Group equals the Adjusted Pool Amount of the
            Related Loan Group. Also, the amount of any Class Unpaid Interest
            Shortfalls with respect to the Aggregate Group 3 Undercollateralized
            Group (including any Class Unpaid Interest Shortfalls for

                                      -82-

            such Distribution Date) will be paid to the Aggregate Group 3
            Undercollateralized Group prior to the payment of any Aggregate
            Group 3 Undercollateralized Amount from amounts otherwise
            distributable as principal on the Aggregate Group 3 Subordinate
            Certificates pursuant to 5.02(a)(v)(L), (J), (H), (F), (D) and (B), in that order; such amount will be paid to the Senior Certificates of such Aggregate Group 3 Undercollateralized Group up to their
            Interest Distribution Amounts for such Distribution Date. If two or more Groups are Aggregate Group 3 Undercollateralized Groups, the
            distributions described above will be made, pro rata, in proportion to the amount by which the aggregate Class Certificate Balance of the Senior Certificates of each such Group exceeds the Adjusted Pool
            Amount of the Related Loan Group.

      (c)   On each Distribution Date, Accrued Certificate Interest for each
Class of Certificates for such Distribution Date shall be reduced by such
Class's pro rata share, based on such Class's Interest Distribution Amount for such Distribution Date, without taking into account the allocation made by this
Section 5.02(c), of (A) Non-Supported Interest Shortfalls, (B) on and after the related Senior Credit Support Depletion Date, any other Realized Loss on the
Mortgage Loans in the Related Loan Group allocable to interest and (C) Relief
Act Reductions incurred on the Mortgage Loans during the Prior Period.

      (d)   Notwithstanding the priority and allocation contained in Section
5.02(a)(v), if with respect to any Class of Class 1-B Certificates on any
Distribution Date, (i) the aggregate of the Class Certificate Balances immediately prior to such Distribution Date of all Classes of Class 1-B
Certificates which have a higher numerical Class designation than such Class, divided by (ii) the aggregate Pool Stated Principal Balance for Loan Group 1 immediately prior to such Distribution Date (for each Class, the "Fractional
Interest") is less than the Original Fractional Interest for such Class, no distribution of principal in respect of clause (ii) of the Subordinate Principal
Distribution Amounts will be made to any Classes of Class 1-B Certificates which have a higher numerical Class designation than such Class (the "Restricted
Classes") and the Class Certificate Balances of the Restricted Classes of Class
1-B Certificates will not be used in determining the Pro Rata Share for the
Class 1-B Certificates that are not Restricted Classes. If the aggregate Class
Certificate Balances of the Class 1-B Certificates that are not Restricted
Classes are reduced to zero, notwithstanding the previous sentence, any funds remaining will be distributed sequentially to the Class 1-B Certificates that are Restricted Classes of such Related Group in order of their respective numerical Class designations (beginning with the Class 1-B Certificates that is a Restricted Class then outstanding with the lowest numerical Class designation).

      (e)   Notwithstanding the priority and allocation contained in Section
5.02(a)(iii), (iv) and (v), if with respect to any Class of Aggregate Group 2
Subordinate Certificates on any Distribution Date, (i) the aggregate of the
Class Certificate Balances immediately prior to such Distribution Date of all
Classes of Aggregate Group 2 Subordinate Certificates which have a higher numerical Class designation than such Class (provided that the Class 2-B-1
Certificates will be deemed to have a higher numerical Class designation than the Class 2-M-1 Certificates), divided by (ii) the aggregate Pool Stated
Principal Balance for the Loan Groups in Aggregate Loan Group 2 immediately prior to such Distribution (for each Class, the "Fractional Interest") is less than the Original Fractional Interest for such Class, no distribution of principal in respect of

                                      -83-

clause (ii) of the Subordinate Principal Distribution Amounts will be made to any Classes of Aggregate Group 2 Subordinate Certificates which have a higher numerical Class designation than such Class (provided that the Class 2-B-1
Certificates will be deemed to have a higher numerical Class designation than the Class 2-M-1 Certificates) (the "Restricted Classes") and the Class
Certificate Balances of the Restricted Classes of Aggregate Group 2 Subordinate
Certificates will not be used in determining the Pro Rata Share for the
Aggregate Group 2 Subordinate Certificates that are not Restricted Classes. If the aggregate Class Certificate Balances of the Aggregate Group 2 Subordinate
Certificates that are not Restricted Classes are reduced to zero, notwithstanding the previous sentence, any funds remaining will be distributed sequentially to the Aggregate Group 2 Subordinate Certificates that are
Restricted Classes of such Related Group in order of their respective numerical
Class designations (beginning with the Aggregate Group 2 Subordinate
Certificates that is a Restricted Class then outstanding with the lowest numerical Class designation; provided that the Class 2-M-1 Certificates will be deemed to have a lower numerical designation than the Class 2-B-1 Certificates).

      (f)   Notwithstanding the priority and allocation contained in Section
5.02(a)(v), if with respect to any Class of Aggregate Group 3 Subordinate
Certificates on any Distribution Date, (i) the aggregate of the Class
Certificate Balances immediately prior to such Distribution Date of all Classes of Aggregate Group 3 Subordinate Certificates which have a higher numerical
Class designation than such Class, divided by (ii) the aggregate Pool Stated
Principal Balance for the Loan Groups in Aggregate Loan Group 3 immediately prior to such Distribution (for each Class, the "Fractional Interest") is less than the Original Fractional Interest for such Class, no distribution of principal in respect of clause (ii) of the Subordinate Principal Distribution
Amounts will be made to any Classes of Aggregate Group 3 Subordinate
Certificates which have a higher numerical Class designation than such Class
(the "Restricted Classes") and the Class Certificate Balances of the Restricted
Classes of Aggregate Group 3 Subordinate Certificates will not be used in determining the Pro Rata Share for the Aggregate Group 3 Subordinate
Certificates that are not Restricted Classes. If the aggregate Class Certificate
Balances of the Aggregate Group 3 Subordinate Certificates that are not
Restricted Classes are reduced to zero, notwithstanding the previous sentence, any funds remaining will be distributed sequentially to the Aggregate Group 3
Subordinate Certificates that are Restricted Classes of such Related Group in order of their respective numerical Class designations (beginning with the
Aggregate Group 3 Subordinate Certificates that is a Restricted Class then outstanding with the lowest numerical Class designation).

      Section 5.03. Allocation of Losses.

      (a)   On or prior to each Determination Date, the Master Servicer shall inform the Securities Administrator in writing with respect to each Mortgage
Loan: (1) whether any Realized Loss is a Deficient Valuation or a Debt Service
Reduction, (2) of the amount of such loss or Deficient Valuation, or of the terms of such Debt Service Reduction and (3) of the total amount of Realized
Losses on the Mortgage Loans in each Loan Group. Based on such information, the
Securities Administrator shall determine the total amount of Realized Losses on the Mortgage Loans in each Loan Group with respect to the related Distribution
Date. Realized Losses shall be allocated to the Certificates by a reduction in the Class Certificate Balances of the designated Classes pursuant to the operation of Section 5.03(b).

                                      -84-

      (b)   (i)     With respect to Group 1, the Class Certificate Balance of
      the Class of Class 1-B Certificates then outstanding with the highest numerical Class designation shall be reduced or increased on each
      Distribution Date by the amount, if any, necessary such that the aggregate of the Class Certificate Balances of all outstanding Classes of Group 1
      Senior Certificates and Class 1-B Certificates (after giving effect to the amount to be distributed as a distribution of principal on such
      Distribution Date) equals the Adjusted Pool Amount for Loan Group 1 for such Distribution Date.

            (ii)    With respect to Aggregate Group 2, the Class Certificate
      Balance of the Class of Aggregate Group 2 Subordinate Certificates then outstanding with the highest numerical Class designation (with the Class
      2-B-1 Certificates deemed to have a higher numerical designation than the
      Class 2-M-1 Certificates) shall be reduced or increased on each
      Distribution Date by the amount, if any, necessary such that the aggregate of the Class Certificate Balances of all outstanding Classes of Group 2
      Senior Certificates, Group 3 Senior Certificates, Group 4 Senior
      Certificates and Aggregate Group 2 Subordinate Certificates (after giving effect to the amount to be distributed as a distribution of principal on such Distribution Date) equals the sum of the Adjusted Pool Amounts for the Loan Groups in Aggregate Loan Group 2 for such Distribution Date.

            (iii)   With respect to Aggregate Group 3, the Class Certificate
      Balance of the Class of Aggregate Group 3 Subordinate Certificates then outstanding with the highest numerical Class designation shall be reduced or increased on each Distribution Date by the amount, if any, necessary such that the aggregate of the Class Certificate Balances of all outstanding Classes of Group 5 Senior Certificates, Group 6 Senior
      Certificates and Aggregate Group 3 Subordinate Certificates (after giving effect to the amount to be distributed as a distribution of principal on such Distribution Date) equals the sum of the Adjusted Pool Amounts for the Loan Groups in Aggregate Loan Group 3 for such Distribution Date.

            (iv)    With respect to all Groups, after the applicable Senior
      Credit Support Depletion Date, the Class Certificate Balances of the
      Senior Certificates of the applicable Group in the aggregate shall be reduced or increased on each Distribution Date by the amount, if any, necessary such that the aggregate of the Class Certificate Balances of all outstanding Classes of Senior Certificates of such Group (after giving effect to the amount to be distributed as a distribution of principal on such Distribution Date) equals the Adjusted Pool Amount for the Related
      Loan Group for such Distribution Date. Any such reduction or increase shall be allocated among the Senior Certificates of such Group based on the Class Certificate Balances immediately prior to such Distribution
      Date.

      (c)   Any reduction or increase in the Class Certificate Balance of a
Class of Certificates pursuant to Section 5.03(b) above shall be allocated among the Certificates of such Class in proportion to their respective Percentage
Interests.

      (d)   The calculation of the amount to be distributed as principal to any
Class of Class 1-B Certificates, Aggregate Group 2 Subordinate Certificates or
Aggregate Group 3 Subordinate Certificates with respect to a Distribution Date
(with respect to such Group or Aggregate Group, as applicable, the "Calculated
Principal Distribution") shall be made prior to the allocation of

                                      -85-

any Realized Losses for such Distribution Date; provided, however, the actual payment of principal to the Classes of Class 1-B Certificates, Aggregate Group 2
Subordinate Certificates or Aggregate Group 3 Subordinate Certificates shall be made subsequent to the allocation of Realized Losses for such Distribution Date.
In the event that after the allocation of Realized Losses for a Distribution
Date, the Calculated Principal Distribution for a Class of Class 1-B
Certificates, Aggregate Group 2 Subordinate Certificates or Aggregate Group 3
Subordinate Certificates is greater than the Class Certificate Balance of such
Class, the excess shall be distributed (i) first, sequentially, to the Classes of Class 1-B Certificates, Aggregate Group 2 Subordinate Certificates or
Aggregate Group 3 Subordinate Certificates, as the case may be, then outstanding
(beginning with the Class of Class 1-B Certificates, Aggregate Group 2
Subordinate Certificates or Aggregate Group 3 Subordinate Certificates, as the
case may be, then outstanding with the lowest numerical designation; provided that in the case of the Aggregate Group 2 Subordinate Certificates, the Class
2-M-1 Certificates will be deemed to have a lower numerical designation than the
Class 2-B-1 Certificates) until the respective Class Certificate Balance of each such Class is reduced to zero and (ii) then (A) in the case of the Class 1-B
Certificates, to the Group 1 Senior Certificates, pro rata, in accordance with the priorities set forth in Section 5.02, (B) in the case of the Aggregate Group
2 Subordinate Certificates, to the Group 2 Senior Certificates, Group 3 Senior
Certificates and Group 4 Senior Certificates, pro rata, in accordance with the priorities set forth in Section 5.02 or (C) in the case of the Aggregate Group 3
Subordinate Certificates, to the Group 5 Senior Certificates and Group 6 Senior
Certificates, pro rata, in accordance with the priorities set forth in Section
5.02.

      (e)   (i)     With respect to Loan Group 1, after the Senior Credit
      Support Depletion Date for Loan Group 1, on any Distribution Date on which the Class 1-A-2 Loss Allocation Amount is greater than zero, the Class
      Certificate Balance of the Class 1-A-2 Certificates will be reduced by the
      Class 1-A-2 Loss Allocation Amount and, notwithstanding Section 5.03(b), the Class Certificate Balance of the Class 1-A-1 Certificates will not be reduced by the Class 1-A-2 Loss Allocation Amount.

            Any increase in the Class Certificate Balance allocated to the Class
      1-A-1 Certificates pursuant to Section 5.03(b) will instead increase the
      Class Certificate Balance of the Class 1-A-2 Certificates.

            (ii)    With respect to Aggregate Loan Group 2, after the Senior
      Credit Support Depletion Date for the Loan Groups in Aggregate Loan Group
      2:

                    (A)   On any Distribution Date on which the Class 2-A-2 Loss
            Allocation Amount is greater than zero, the Class Certificate
            Balance of the Class 2-A-2 Certificates will be reduced by the Class
            2-A-2 Loss Allocation Amount and, notwithstanding Section 5.03(b), the Class Certificate Balance of the Class 2-A-1 Certificates will not be reduced by the Class 2-A-2 Loss Allocation Amount.

                    Any increase in the Class Certificate Balance allocated to the Class 2-A-1 Certificates pursuant to Section 5.03(b) will instead increase the Class Certificate Balance of the Class 2-A-2
            Certificates.

                                      -86-

                    (B)   On any Distribution Date on which the Class 3-A-3 Loss
            Allocation Amount is greater than zero, the Class Certificate
            Balance of the Class 3-A-3 Certificates will be reduced by the Class
            3-A-3 Loss Allocation Amount and, notwithstanding Section 5.03(b), the Class Certificate Balance of the Class 3-A-2 Certificates will not be reduced by the Class 3-A-1 Loss Allocation Amount.

                    Any increase in the Class Certificate Balance allocated to the Class 3-A-2 Certificates pursuant to Section 5.03(b) will instead increase the Class Certificate Balance of the Class 3-A-3
            Certificates.

                    (C)   On any Distribution Date on which the Class 4-A-2 Loss
            Allocation Amount is greater than zero, the Class Certificate
            Balance of the Class 4-A-2 Certificates will be reduced by the Class
            4-A-2 Loss Allocation Amount and, notwithstanding Section 5.03(b), the Class Certificate Balance of the Class 4-A-1 Certificates will not be reduced by the Class 4-A-2 Loss Allocation Amount.

                    Any increase in the Class Certificate Balance allocated to the Class 4-A-1 Certificates pursuant to Section 5.03(b) will instead increase the Class Certificate Balance of the Class 4-A-2
            Certificates.

            (iii) With respect to Aggregate Loan Group 3, after the Senior
Credit Support Depletion Date for the Loan Groups in Aggregate Loan Group 3:

                    (A)   On any Distribution Date on which the Class 5-A-2 Loss
            Allocation Amount is greater than zero, the Class Certificate
            Balance of the Class 5-A-2 Certificates will be reduced by the Class
            5-A-2 Loss Allocation Amount and, notwithstanding Section 5.03(b), the Class Certificate Balance of the Class 5-A-1 Certificates will not be reduced by the Class 5-A-2 Loss Allocation Amount.

                    Any increase in the Class Certificate Balance allocated to the Class 5-A-1 Certificates pursuant to Section 5.03(b) will instead increase the Class Certificate Balance of the Class 5-A-2
            Certificates.

                    (B)   On any Distribution Date on which the Class 6-A-2 Loss
            Allocation Amount is greater than zero, the Class Certificate
            Balance of the Class 6-A-2 Certificates will be reduced by the Class
            6-A-2 Loss Allocation Amount and, notwithstanding Section 5.03(b), the Class Certificate Balance of the Class 6-A-1 Certificates will not be reduced by the Class 6-A-2 Loss Allocation Amount.

                    Any increase in the Class Certificate Balance allocated to the Class 6-A-1 Certificates pursuant to Section 5.03(b) will instead increase the Class Certificate Balance of the Class 6-A-2
            Certificates.

                                      -87-

      (f)   Notwithstanding any other provision of this Section 5.03, no Class
Certificate Balance of a Class will be increased on any Distribution Date such that the Class Certificate Balance of such Class exceeds its Initial Class
Certificate Balance less all distributions of principal previously distributed in respect of such Class on prior Distribution Dates.

      (g)   With respect to any Distribution Date, Realized Losses allocated pursuant to this Section 5.03 will be allocated to each Uncertificated
Lower-Tier REMIC Interest as described in Section 5.02(a) and to each
Uncertificated Subsidiary Lower-Tier Interest in an amount equal to the Realized
Losses allocated to such Uncertificated Subsidiary Lower-Tier Interest's
Corresponding Upper-Tier Class or Classes.

      Section 5.04. Statements to Certificateholders.

      (a)   Prior to the Distribution Date in each month, based upon the information provided to the Securities Administrator on the Master Servicer's
Certificate delivered to the Securities Administrator pursuant to Section 4.01, the Securities Administrator shall determine the following information with respect to such Distribution Date:

            (i)     the actual Distribution Date, the related Record Date and
      the Interest Accrual Period for each Class for such Distribution Date;

            (ii)    for each Loan Group, the related Pool Distribution Amount;

            (iii)   for each Loan Group, the amount of the Pool Distribution
      Amount allocable to principal, separately identifying the aggregate amount of any Principal Prepayments, Liquidation Proceeds and other components included therein;

            (iv)    for each Loan Group, the amount of the Pool Distribution
      Amount allocable to interest, any Class Unpaid Interest Shortfall included in such distribution and any remaining Class Unpaid Interest Shortfall after giving effect to such distribution;

            (v)     if the distribution to the Holders of such Class of
      Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

            (vi)    the Class Certificate Balance of each Class of Certificates before and after giving effect to the distribution of principal on such
      Distribution Date;

            (vii)   for each Loan Group, the Pool Stated Principal Balance for the preceding Distribution Date and the related Distribution Date;

            (viii)  for each Loan Group, (A) the Senior Percentage, the Senior
      Prepayment Percentage, the Subordinate Percentage and the Subordinate
      Prepayment Percentage for such Distribution Date and (B) the Senior
      Percentage, the Senior Prepayment Percentage, the Subordinate Percentage
      and the Subordinate Prepayment Percentage for the following Distribution
      Date;

                                      -88-

            (ix)    the Aggregate Loan Group 2 Senior Percentage, the Aggregate
      Loan Group 3 Senior Percentage, the Aggregate Loan Group 2 Subordinate
      Percentage and the Aggregate Loan Group 3 Subordinate Percentage for such
      Distribution Date and for the following Distribution Date;

            (x)     the amount of the Servicing Fee paid to or retained by each
      Servicer with respect to each Loan Group and such Distribution Date, the amount of the Master Servicing Fee paid to or retained by the Master
      Servicer with respect to each Loan Group and such Distribution Date and the amount of the premium paid by each Servicer with respect to each
      Mortgage Loan covered by a PMI Policy in each Loan Group and such
      Distribution Date;

            (xi)    the Pass-Through Rate for each such Class of Certificates
      with respect to such Distribution Date;

            (xii)   for each Loan Group, the amount of Advances included in the distribution on such Distribution Date and the aggregate amount of
      Advances outstanding as of the close of business on the Determination Date immediately preceding such Distribution Date;

            (xiii)  for each Loan Group, the number and aggregate principal amounts of Mortgage Loans (A) delinquent (exclusive of Mortgage Loans in foreclosure or bankruptcy) 1 to 30 days, 31 to 60 days, 61 to 90 days, 91 to 120 days, and for each additional 30-day period thereafter (e.g., 121 to 150 days, 151 to 180 days, etc.) up to foreclosure, (B) in foreclosure, as of the close of business on the last day of the calendar month preceding such Distribution Date and (C) in bankruptcy, as of the close of business on the last day of the calendar month preceding such Distribution
      Date;

            (xiv)   for each Loan Group, with respect to any Mortgage Loans that became REO Properties during the preceding calendar month, the aggregate number of such Mortgage Loans and the aggregated Stated Principal Balance of such Mortgage Loans as of the close of business on the Determination
      Date preceding such Distribution Date and the date of acquisition of the
      REO Properties;

            (xv)    for each Loan Group, the total number and principal balance of any REO Properties (and market value, if available) as of the close of business on the Determination Date preceding such Distribution Date;

            (xvi)   for each Loan Group, the aggregate amount of Realized Losses incurred during the preceding calendar month;

            (xvii)  for each Loan Group, the Reimbursement Amount;

            (xviii) for each Loan Group, the amount of Recoveries;

            (xix)   for each Loan Group, the number of Mortgage Loans at the end of the applicable reporting period, and the Net WAC and weighted average remaining term;

                                      -89-

            (xx)    unless such information is otherwise set forth in the Form
      10-D relating to such Distribution Date and provided that the Securities
      Administrator is reasonably able to include such information in the statement, material breaches of Mortgage Loan representations and warranties of which the Securities Administrator has knowledge or has received written notice; and

            (xxi)   unless such information is otherwise set forth in the Form
      10-D relating to such Distribution Date and provided that the Securities
      Administrator is reasonably able to include such information in the statement, material breaches of any covenants under this Agreement of which the Securities Administrator has knowledge or has received written notice.

      For all purposes of this Agreement, with respect to any Mortgage Loan, delinquencies shall be determined and reported based on the so-called "MBA"
methodology for determining delinquencies on mortgage loans similar to the
Mortgage Loans. By way of example, a Mortgage Loan would be delinquent with respect to a Scheduled Payment due on a Due Date if such Scheduled Payment is not made by the close of business on the Mortgage Loan's next succeeding Due
Date, and a Mortgage Loan would be more than 30-days Delinquent with respect to such Scheduled Payment if such Scheduled Payment were not made by the close of business on the Mortgage Loan's second succeeding Due Date.

      (b)   No later than each Distribution Date, the Securities Administrator, based upon information supplied to it on the Master Servicer's Certificate, shall make available to each Holder of a Certificate, each Rating Agency and the
Master Servicer a statement setting forth the information set forth in Section
5.04(a).

      In the case of information furnished pursuant to clauses (iii) and (iv) of
Section 5.04(a), the amounts shall be expressed as a dollar amount per
Certificate with a $1,000 denomination.

      On each Distribution Date, the Securities Administrator shall prepare and make available to each Financial Market Service, in electronic or such other format and media mutually agreed upon by the Securities Administrator, the
Financial Market Service and the Depositor, the information contained in the statement described in Section 5.04(a) for such Distribution Date (a "Monthly
Statement").

      The Securities Administrator will make the Monthly Statement to
Certificateholders (and, at its option, any additional files containing the same information in an alternative format) available each month to
Certificateholders, and other parties to this Agreement via the Securities
Administrator's Internet website. The Securities Administrator's Internet website shall initially be located at "www.ctslink.com." Assistance in using the website can be obtained by calling the Securities Administrator's customer service desk at (301) 815-6600. Parties that are unable to use the website are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such. The Securities Administrator shall have the right to change the way the Monthly Statements to Certificateholders are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Securities Administrator shall provide timely and adequate notification to all above parties regarding any such changes.

                                      -90-

      Within a reasonable period of time after the end of each calendar year, the Securities Administrator shall furnish to each Person who at any time during the calendar year was the Holder of a Certificate, if requested in writing by such Person, a statement containing the information set forth in clauses (iii)
and (iv) of Section 5.04(a), in each case aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder.
Such obligation of the Securities Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Securities Administrator pursuant to any requirements of the
Code as from time to time in force.

      The Securities Administrator shall deliver to the Holders of Certificates any reports or information the Securities Administrator is required by this
Agreement or the Code, Treasury Regulations or REMIC Provisions to deliver to the Holders of Certificates, and the Securities Administrator shall prepare and provide to the Certificateholders (by mail, telephone, or publication as may be permitted by applicable Treasury Regulations) such other reasonable information as the Securities Administrator deems necessary or appropriate or is required by the Code, Treasury Regulations, and the REMIC Provisions including, but not limited to, (i) information to be reported to the Holder of the Residual
Certificate for quarterly notices on Schedule Q (Form 1066) (which information shall be forwarded to the Holder of the Residual Certificate by the Securities
Administrator), (ii) information to be provided to the Holders of Certificates with respect to amounts which should be included as interest and original issue discount in such Holders' gross income and (iii) information to be provided to all Holders of Certificates setting forth the percentage of each REMIC's assets, determined in accordance with Treasury Regulations using a convention, not inconsistent with Treasury Regulations, selected by the Securities Administrator in its absolute discretion, that constitute real estate assets under Section 856 of the Code, and assets described in Section 7701(a)(19)(C) of the Code;
provided, however, that in setting forth the percentage of such assets of each
REMIC, nothing contained in this Agreement, including without limitation Section
7.03 hereof, shall be interpreted to require the Securities Administrator periodically to appraise the fair market values of the assets of the Trust
Estate or to indemnify the Trust Estate or any Certificateholders from any adverse federal, state or local tax consequences associated with a change subsequently required to be made in the Depositor's initial good faith determinations of such fair market values (if subsequent determinations are required pursuant to the REMIC Provisions) made from time to time.

      Section 5.05. Tax Returns and Reports to Certificateholders.

      (a)   For federal income tax purposes, each REMIC shall have a calendar year taxable year and shall maintain its books on the accrual method of accounting.

      (b)   The Securities Administrator shall prepare or cause to be prepared, shall cause to be timely signed by the Trustee, and shall file or cause to be filed with the Internal Revenue Service and applicable state or local tax authorities income tax information returns for each taxable year with respect to each REMIC containing such information at the times and in the manner as may be required by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules, and shall furnish or cause to be furnished to each REMIC and the Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby. Within 30 days of the
Closing Date, the Securities Administrator shall obtain for each REMIC a taxpayer identification number on Form SS-4 or as otherwise permitted

                                      -91-

by the Internal Revenue Service, and shall furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as otherwise required by the Code or the Treasury Regulations, the name, title, address and telephone number of the person that Holders of the Certificates may contact for tax information relating thereto, together with such additional information at the time or times and in the manner required by the Code or the Treasury Regulations. Such federal, state, or local income tax or information returns shall be signed by the Trustee, or such other Person as may be required to sign such returns by the
Code, the Treasury Regulations or state or local tax laws, regulations, or rules.

      (c)   In the first federal income tax return of each REMIC for its short taxable year ending December 31, 2006, REMIC status shall be elected for such taxable year and all succeeding taxable years.

      (d)   The Securities Administrator will maintain or cause to be maintained such records relating to each REMIC, including but not limited to records relating to the income, expenses, assets and liabilities of the Trust Estate, and the initial fair market value and adjusted basis of the Trust Estate property and assets determined at such intervals as may be required by the Code or the Treasury Regulations, as may be necessary to prepare the foregoing returns, schedules, statements or information.

                                      -92-

      Section 5.06. Tax Matters Person. The Tax Matters Person shall have the same duties with respect to the applicable REMIC as those of a "tax matters partner" under Subchapter C of Chapter 63 of Subtitle F of the Code. The Holder
of the Class 1-A-R Certificate is hereby designated as the Tax Matters Person for each of the Upper-Tier REMIC and the Lower-Tier REMICs. By its acceptance of the Class 1-A-R Certificate, such Holder irrevocably appoints the Securities
Administrator as its agent to perform all of the duties of the Tax Matters
Person for the Upper-Tier REMIC and the Lower-Tier REMICs.

      Section 5.07. Rights of the Tax Matters Person in Respect of the
Securities Administrator. The Securities Administrator shall afford the Tax
Matters Person, upon reasonable notice during normal business hours, access to all records maintained by the Securities Administrator in respect of its duties hereunder and access to officers of the Securities Administrator responsible for performing such duties. Upon request, the Securities Administrator shall furnish the Tax Matters Person with its most recent report of condition published pursuant to law or to the requirements of its supervisory or examining authority publicly available. The Securities Administrator shall make available to the Tax
Matters Person such books, documents or records relating to the Securities
Administrator's services hereunder as the Tax Matters Person shall reasonably request. The Tax Matters Person shall not have any responsibility or liability for any action or failure to act by the Securities Administrator and is not obligated to supervise the performance of the Securities Administrator under this Agreement or otherwise.

      Section 5.08. REMIC Related Covenants. For as long as any REMIC created hereunder shall exist, the Trustee, the Securities Administrator, the Depositor
and the Master Servicer shall act in accordance herewith to assure continuing treatment of each REMIC created hereunder as a REMIC and avoid the imposition of tax on each REMIC created hereunder. In particular:

      (a)   Neither the Securities Administrator nor the Trustee shall create, or permit the creation of, any "interests" in any REMIC within the meaning of
Code Section 860D(a)(2) other than the interests represented by the Regular
Certificates, the Residual Certificate, the Uncertificated Lower-Tier Interests
and the Uncertificated Subsidiary Lower-Tier Interests.

      (b)   Except as otherwise provided in the Code, (i) the Depositor and the
Master Servicer shall not contribute to the Trust Estate and the Trustee shall not accept property unless substantially all of the property held in each REMIC constitutes either "qualified mortgages" or "permitted investments" as defined in Code Sections 860G(a)(3) and (5), respectively, and (ii) no property shall be contributed to any REMIC after the start-up day unless such contribution would not subject the Trust Estate to the 100% tax on contributions to a REMIC after the start-up day of such REMIC imposed by Code Section 860G(d).

      (c)   The Securities Administrator, on behalf of the Trust Estate or the
Trustee, shall not accept on behalf of any REMIC any fee or other compensation for services and none of the Securities Administrator, the Trustee or the Master
Servicer shall knowingly accept, on behalf of the Trust Estate any income from assets other than those permitted to be held by a REMIC.

      (d)   Neither the Securities Administrator, on behalf of the Trust Estate or the Trustee, nor the Trustee shall sell or permit the sale of all or any portion of the Mortgage Loans (other

                                      -93-

than in accordance with Sections 2.02 and 2.04), unless such sale is pursuant to a "qualified liquidation" of the applicable REMIC as defined in Code Section
860F(a)(4)(A) and in accordance with Article X.

      (e)   The Securities Administrator shall maintain books with respect to the Trust and each REMIC on a calendar year taxable year and on an accrual basis.

      None of the Master Servicer, the Securities Administrator or the Trustee
shall engage in a "prohibited transaction" (as defined in Code Section
860F(a)(2)), except that, with the prior written consent of the Master Servicer and the Depositor, the Securities Administrator may engage in the activities otherwise prohibited by the foregoing paragraphs (b), (c) and (d); provided that the Master Servicer shall have delivered to the Securities Administrator an
Opinion of Counsel to the effect that such transaction will not result in the imposition of a tax on any REMIC created hereunder and will not disqualify any such REMIC from treatment as a REMIC; and, provided further, that the Master
Servicer shall have demonstrated to the satisfaction of the Securities
Administrator that such action will not adversely affect the rights of the
Holders of the Certificates and the Securities Administrator and that such action will not adversely impact the rating of the Certificates. None of the
Master Servicer, the Securities Administrator, the Trustee or any Servicer
shall, unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, reasonably foreseeable, permit any modification with respect to any Mortgage Loan that would (i) change the
Mortgage Rate, defer or forgive the payment thereof of any principal or interest payments, reduce the Scheduled Principal Balance (except for actual payments of principal) or extend the final maturity date with respect to such Mortgage Loan,
(ii) affect adversely the status of any REMIC as a REMIC or (iii) cause any
REMIC to be subject to a tax on "prohibited transactions" or "contributions"
pursuant to the REMIC Provisions. Further, none of the Master Servicer, the
Securities Administrator, the Trustee or any Servicer shall permit any modification with respect to any Mortgage Loan that would both (x) effect an exchange or reissuance of such Mortgage Loan under Section 1.860G-2(b) of the
Treasury regulations and (y) cause any REMIC constituting part of the Trust
Estate to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited transactions" or "contributions" after the Startup Day under the
REMIC Provisions.

                                   ARTICLE VI

                                THE CERTIFICATES

      Section 6.01. The Certificates. The Classes of Senior Certificates and the
Subordinate Certificates shall be substantially in the forms set forth in
Exhibits A-1A1, A-1A2, A-1AR, A-2A1, A-2A2, A-3A1, A-3A2, A-3A3, A-4A1, A-4A2,
A-5A1, A-5A2, A-6A1, A-6A2, B-1B1, B-1B2, B-1B3, B-1B4, B-1B5, B-1B6, B-2M1,
B-2B1, B-2B2, B-2B3, B-2B4, B-2B5, B-2B6, B-3B1, B-3B2, B-3B3, B-3B4, B-3B5,
B-3B6 and C (reverse of all Certificates) and shall, on original issue, be executed by the Securities Administrator and shall be authenticated and delivered by the Securities Administrator to or upon the order of the Depositor upon receipt by the Trustee (or a Custodian on its behalf) of the documents specified in Section 2.01. The Classes of Certificates shall be available to investors in minimum denominations of initial Certificate Balance and integral multiples in excess thereof set forth in the Preliminary Statement. The Senior
Certificates (other than the Class 1-A-R Certificate) and the Class 1-B-1,

                                      -94-

Class 1-B-2, Class 1-B-3, Class 2-M-1, Class 2-B-1, Class 2-B-2, Class 2-B-3,
Class 3-B-1, Class 3-B-2 and Class 3-B-3 Certificates shall initially be issued in book-entry form through the Depository and delivered to the Depository or, pursuant to the Depository's instructions on behalf of the Depository to, and deposited with, the Certificate Custodian, and all other Classes of Certificates shall initially be issued in definitive, fully-registered form.

      The Certificates shall be executed by manual or facsimile signature on behalf of the Securities Administrator by an authorized officer or signatory.
Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Securities Administrator shall bind the Securities Administrator, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the execution and delivery of such Certificates or did not hold such offices or positions at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually authenticated by the
Securities Administrator substantially in the form provided for herein, and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

      Section 6.02. Registration of Transfer and Exchange of Certificates.

      (a)   The Securities Administrator shall cause to be kept at an office or agency in the city in which the Corporate Trust Office of the Securities
Administrator is located a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Securities Administrator shall provide for the registration of Certificates and of transfers and exchanges of
Certificates as herein provided. The Securities Administrator shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

      (b)   At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class, tenor and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Securities Administrator shall execute and the
Securities Administrator shall authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every
Certificate presented or surrendered for transfer or exchange shall (if so required by the Securities Administrator or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator and the Certificate Registrar duly executed by, the Holder thereof or its attorney duly authorized in writing.

      (c)   (i) Except as provided in paragraph (c)(iii) below, the Book-Entry
Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (A) registration of the Book-Entry Certificates may not be transferred by the Securities Administrator except to another
Depository; (B) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such
Book-Entry Certificates; (C) ownership and transfers of registration of the
Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by

                                      -95-

the Depository; (D) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (E) the Securities
Administrator shall deal with the Depository as the representative of the
Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of the Depository shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (F) the Securities
Administrator may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

            (ii)    All transfers by Certificate Owners of Book-Entry
      Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such
      Certificate Owner. Each Depository Participant shall only transfer
      Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the
      Depository's normal procedures.

            (iii)   If the Depository advises the Securities Administrator in
      writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and the Securities
      Administrator or the Depositor is unable to locate a qualified successor, the Securities Administrator shall notify all Certificate Owners, through the Depository, of the occurrence of such event and of the availability of definitive, fully-registered Certificates (the "Definitive Certificates")
      to Certificate Owners requesting the same. Upon surrender to the
      Securities Administrator of the related Class of Certificates by the
      Depository (or by the Certificate Custodian, if it holds such Class on behalf of the Depository), accompanied by the instructions from the
      Depository for registration, the Securities Administrator shall issue the
      Definitive Certificates. None of the Master Servicer, the Depositor, the
      Securities Administrator or the Trustee shall be liable for any delay in delivery of such instruction and may conclusively rely on, and shall be protected in relying on, such instructions. The Depositor shall provide the Securities Administrator with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates, the Securities Administrator shall recognize the Holders of the Definitive Certificates as Certificateholders
      hereunder.

      (d)   No transfer of a Private Certificate shall be made unless such transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless such transfer is made in reliance on Rule 144A under the 1933 Act, the Securities Administrator or the
Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the
Securities Administrator and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933
Act and such laws, which Opinion of Counsel shall not be an expense of the
Securities Administrator or the Depositor and (ii) the Securities Administrator
shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached hereto as Exhibit G-1 and a certificate from such Certificateholder's

                                      -96-

prospective transferee substantially in the form attached hereto either as
Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Securities Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a
Private Certificate between or among the Depositor, the Sponsor, their affiliates or both. The Depositor shall provide to any Holder of a Private
Certificate and any prospective transferees designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such certificate without registration thereof under the 1933 Act pursuant to the registration exemption provided by Rule 144A. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities
Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      (e)   No transfer of an ERISA Restricted Certificate shall be made unless the transferee delivers to the Securities Administrator either (i) a representation letter substantially in the form of Exhibit H from the transferee of such Certificate, which representation letter shall not be an expense of the
Depositor, the Trustee, the Securities Administrator or the Master Servicer, or
(ii) in the case of any ERISA Restricted Certificate (other than a Class 1-A-R
Certificate) presented for registration in the name of an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code, or any federal, state or local law ("Similar Law") which is similar to
ERISA or the Code (collectively, a "Plan"), or a trustee or custodian of any of the foregoing, an Opinion of Counsel in form and substance satisfactory to the
Securities Administrator to the effect that the purchase or holding of such
ERISA Restricted Certificate by or on behalf of such Plan will not constitute or result in a non-exempt prohibited transaction within the meaning of ERISA,
Section 4975 of the Code or Similar Law and will not subject the Trustee, the
Depositor, the Securities Administrator or the Master Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Securities Administrator, the Trustee or the
Master Servicer. Any transferee of an ERISA Restricted Certificate that does not comply with either clause (i) or (ii) of the preceding sentence will be deemed to have made one of the representations set forth in Exhibit H. For purposes of clause (i) of the second preceding sentence, such representation shall be deemed to have been made to the Certificate Registrar by the acceptance by a
Certificate Owner of a Book-Entry Certificate of the beneficial interest in any such Class of ERISA-Restricted Certificates, unless the Certificate Registrar shall have received from the transferee an alternative representation or an
Opinion of Counsel acceptable in form and substance to the Depositor.
Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA Restricted Certificate to or on behalf of a Plan without the delivery to the Securities Administrator of an Opinion of Counsel satisfactory to the
Securities Administrator as described above shall be void and of no effect.

      Neither the Securities Administrator nor the Certificate Registrar shall have any liability for transfers of Book-Entry Certificates made through the book-entry facilities of the Depository or between or among any Depository
Participants or Certificate Owners, made in violation of applicable restrictions. The Securities Administrator may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its
Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and

                                      -97-

Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

      To the extent permitted under applicable law (including, but not limited to, ERISA), the Securities Administrator shall be under no liability to any
Person for any registration of transfer of any ERISA Restricted Certificate that is in fact not permitted by this Section 6.02 or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Securities Administrator in accordance with the foregoing requirements.

      (f)   Each Person who has or who acquires any Ownership Interest in a
Residual Certificate shall be deemed by the acceptance or acquisition of such
Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual
Certificate are expressly subject to the following provisions:

            (i)     Each Person holding or acquiring any Ownership Interest in a
      Residual Certificate shall be a Permitted Transferee and shall promptly notify the Securities Administrator of any change or impending change in its status as a Permitted Transferee.

            (ii)    No Person shall acquire an Ownership Interest in a Residual
      Certificate unless such Ownership Interest is a pro rata undivided interest.

            (iii)   In connection with any proposed transfer of any Ownership
      Interest in a Residual Certificate, the Securities Administrator shall require delivery to it, in form and substance satisfactory to it, of an affidavit substantially in the form of Exhibit I hereto from the proposed transferee.

            (iv)    Notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the
      Securities Administrator has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in a
      Residual Certificate to such proposed transferee shall be effected.

            (v)     No Ownership Interest in a Residual Certificate may be
      purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds such Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Securities Administrator with an effective Internal
      Revenue Service Form W-8ECI (or successor thereto) or (B) the transferee delivers to both the transferor and the Securities Administrator an
      Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a
      Residual Certificate will not be disregarded for federal income tax purposes.

            (vi)    Any attempted or purported transfer of any Ownership
      Interest in a Residual Certificate in violation of the provisions of this
      Section 6.02 shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section 6.02, become a Holder of a

                                      -98-

      Residual Certificate, then the prior Holder of such Residual Certificate that is a Permitted Transferee shall, upon discovery that the registration of transfer of such Residual Certificate was not in fact permitted by this
      Section 6.02, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Residual Certificate. The
      Securities Administrator shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this Section 6.02 or for making any distributions due on such
      Residual Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of the Agreement so long as the transfer was registered in accordance with this Section 6.02. The
      Securities Administrator shall be entitled to recover from any Holder of a
      Residual Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Residual
      Certificate. Any such distributions so recovered by the Securities
      Administrator shall be distributed and delivered by the Securities
      Administrator to the prior Holder of such Residual Certificate that is a
      Permitted Transferee.

            (vii)   If any Person other than a Permitted Transferee acquires any
      Ownership Interest in a Residual Certificate in violation of the restrictions in this Section 6.02, then the Securities Administrator, based on information provided to the Securities Administrator by the
      Master Servicer, will provide to the Internal Revenue Service, and to the
      Persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations. The expenses of the Securities Administrator under this clause (vii) shall be reimbursable by the Trust.

            (viii)  No Ownership Interest in a Residual Certificate shall be acquired by a Plan or any Person acting on behalf of a Plan.

      (g)   No service charge shall be imposed for any transfer or exchange of
Certificates of any Class, but the Securities Administrator may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

      (h)   All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

      Section 6.03. Mutilated, Destroyed, Lost or Stolen Certificates. If (a)
any mutilated Certificate is surrendered to the Certificate Registrar or the
Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Securities
Administrator, the Trustee, the Depositor and the Certificate Registrar such security or indemnity reasonably satisfactory to each, to save each of them harmless, then, in the absence of actual notice to the Securities Administrator or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Securities Administrator shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen
Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new
Certificate under this Section, the Securities Administrator may require the payment of a sum sufficient to cover

                                      -99-

any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Securities
Administrator and the Certificate Registrar) connected therewith. Any duplicate
Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

      Section 6.04. Persons Deemed Owners. Prior to due presentation of a
Certificate for registration of transfer, the Depositor, the Master Servicer, the Trustee, the Securities Administrator, the Certificate Registrar and any
agent of the Depositor, the Master Servicer, the Trustee, the Securities
Administrator or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.01 and for all other purposes whatsoever, and none of the Depositor, the Master Servicer, the Trustee, the
Securities Administrator, the Certificate Registrar or any agent of the
Depositor, the Master Servicer, the Trustee, the Securities Administrator or the
Certificate Registrar shall be affected by notice to the contrary.

                                   ARTICLE VII

                      THE DEPOSITOR AND THE MASTER SERVICER

      Section 7.01. Respective Liabilities of the Depositor and the Master
Servicer. The Depositor and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Depositor and Master Servicer herein. By way of illustration and not limitation, the Depositor is not liable for the master servicing and administration of the Mortgage Loans, nor is it obligated by Section 8.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

      Section 7.02. Merger or Consolidation of the Depositor or the Master
Servicer. The Depositor and the Master Servicer will each keep in full effect its existence, rights and franchises as a separate entity under the laws governing its organization, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans
and to perform its respective duties under this Agreement.

      Any Person into which the Depositor or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Depositor or the Master Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Master Servicer, shall be the successor of the Depositor or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of
FNMA or FHLMC.

                                      -100-

      In connection with the succession to the Master Servicer under this
Agreement by any Person (i) into which the Master Servicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Master
Servicer, the Master Servicer shall notify the Depositor of such succession or appointment and shall furnish to the Depositor and the Securities Administrator in writing and in form and substance reasonably satisfactory to the Depositor and the Securities Administrator, all information reasonably necessary for the
Securities Administrator to accurately and timely report, pursuant to Section
3.22(d), the event under Item 6.02 of Form 8-K pursuant to the Exchange Act (if such reports under the Exchange Act are required to be filed under the Exchange
Act).

      Section 7.03. Limitation on Liability of the Depositor, the Master
Servicer and Others. None of the Depositor, the Master Servicer or any of the
directors, officers, employees or agents of the Depositor or of the Master
Servicer shall be under any liability to the Trust Estate or the
Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment;
provided, however, that this provision shall not protect the Depositor, the
Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any
Person respecting any matters arising hereunder. The Depositor, the Master
Servicer and any director, officer, employee or agent of the Depositor or the
Master Servicer shall be indemnified by the Trust Estate and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans
(except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither of the Depositor nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the
Depositor or the Master Servicer may in its discretion undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the
Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate (except any expenses, costs or liabilities incurred as a result of any breach of representations or warranties of the related party or by reason of willful misfeasance, bad faith or gross negligence in the performance of duties of such party hereunder or by reason of reckless disregard of obligations and duties of such party hereunder), and the Depositor and the Master Servicer shall each be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Master Servicer
Custodial Account as provided by Section 3.11.

      Section 7.04. Depositor and Master Servicer Not to Resign. Subject to the
provisions of Section 7.02, neither the Depositor nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder

                                      -101-

are no longer permissible under applicable law. Any such determination permitting the resignation of the Depositor or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Securities
Administrator. No such resignation by the Master Servicer shall become effective until the Securities Administrator or a successor Master Servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 8.05 hereof.

                                  ARTICLE VIII

                                     DEFAULT

      Section 8.01. Events of Default. If any one of the following events
("Events of Default") shall occur and be continuing:

      (a)   any failure by the Master Servicer to remit amounts to the
Securities Administrator for deposit into the Distribution Account in the amount and manner provided herein so as to enable the Securities Administrator to distribute to Holders of Certificates any payment required to be made under the terms of such Certificates and this Agreement which continues unremedied by
12:00 P.M. New York time on the related Distribution Date; or

      (b)   failure on the part of the Master Servicer duly to observe or perform in any material respect any other covenants or agreements of the Master
Servicer set forth in the Certificates or in this Agreement, which covenants and agreements continue unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Securities Administrator, the Trustee
or the Depositor, or to the Master Servicer, the Depositor, the Securities
Administrator and the Trustee by the Holders of Certificates evidencing Voting
Rights aggregating not less than 25% of all Certificates affected thereby; or

      (c)   the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings against the Master
Servicer, or for the winding up or liquidation of the Master Servicer's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

      (d)   the consent by the Master Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or of or relating to substantially all of its property; or
the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

      (e)   failure by the Master Servicer to duly perform, within the required time period, its obligations under Section 3.20, Section 3.21 or Section 3.22;
or

                                      -102-

      (f)   failure by the Master Servicer to make a Periodic Advance required to be made by it pursuant to Section 3.19 by 5:00 P.M. New York time on the
Business Day preceding the related Distribution Date.

then, (i) in the case of an Event of Default described in clauses (a) through
(e) hereof, so long as such Event of Default is actually known by a Responsible
Officer of the Trustee or the Depositor and shall not have been remedied by the
Master Servicer, either the Trustee or the Depositor may, and at the direction of the Holders of Certificates evidencing Voting Rights aggregating not less than 51% of all Certificates affected thereby shall, by notice then given in writing to the Master Servicer (and to the Trustee, if given by the Depositor, and to the Depositor, if given by the Trustee), terminate all of the rights and obligations of the Master Servicer under this Agreement; and (ii) in the case of an Event of Default described in clause (f) hereof, so long as such event is known by a Responsible Officer of the Trustee, the Trustee shall be obligated to make such Periodic Advance and then, so long as such Event of Default shall not have been remedied by 5:00 P.M. New York time on the related Distribution Date
(including the reimbursement to the Trustee by the Master Servicer, with interest thereon at the prime rate (as set forth in The Wall Street Journal), for any Periodic Advance made), the Trustee may, by notice given in writing to the Master Servicer and the Depositor, terminate all of the rights and obligations of the Master Servicer under this Agreement. On or after the receipt by the Master Servicer of such written notice and subject to Section 8.05, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 8.01 and Section
8.05(a), unless and until such time as the Trustee shall appoint a successor
Master Servicer pursuant to Section 8.05, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the
Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the applicable Mortgage Loans and related documents, or otherwise, including, without limitation, the recordation of the assignments of the applicable Mortgage Loans to it. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Master Servicer hereunder, including, without limitation, the transfer to the Trustee for the administration by it of all cash amounts that have been deposited by the Master Servicer in the Master Servicer
Custodial Account or thereafter received by the Master Servicer with respect to the Mortgage Loans. Upon obtaining notice or knowledge of the occurrence of any
Event of Default, the Person obtaining such notice or knowledge shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency. All costs and expenses (including attorneys' fees) incurred in connection with transferring the master servicing data and information to the successor Master
Servicer and amending this Agreement to reflect such succession as Master
Servicer pursuant to this Section 8.01 shall be paid by the predecessor Master
Servicer (unless the predecessor Master Servicer is the Trustee, in which event the previous Master Servicer shall be responsible for payment of such costs and expenses so long as the transfer of servicing is not the result of an Event of
Default on the part of the Trustee in its capacity as the predecessor Master
Servicer). Notwithstanding the termination of the Master Servicer pursuant hereto, the Master Servicer shall remain liable for any causes of action arising out of any Event of Default occurring prior to such termination, subject to the terms and conditions of this Agreement.

                                      -103-

      Section 8.02. Remedies of Trustee. During the continuance of any Event of
Default, so long as such Event of Default shall not have been remedied, the
Trustee, in addition to the rights specified in Section 8.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any
Event of Default.

      Section 8.03. Directions by Certificateholders and Duties of Trustee
During Event of Default. During the continuance of any Event of Default, Holders of Certificates evidencing Voting Rights aggregating not less than 25% (or such other percentage as may be required herein) of each Class of Certificates affected thereby may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (a) the conducting or defending of any administrative action or litigation hereunder or in relation hereto, and (b) the terminating of the
Master Servicer or any successor Master Servicer from its rights and duties as master servicer hereunder) at the request, order or direction of any of the
Certificateholders, unless such Certificateholders shall have offered to the
Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of Section 9.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, based upon an
Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would subject the Trustee to a risk of personal liability or be unjustly prejudicial to the non-assenting Certificateholders.

      Section 8.04. Action upon Certain Failures of the Master Servicer and upon
Event of Default. In the event that a Responsible Officer of the Trustee shall have actual knowledge of any failure of the Master Servicer specified in Section
8.01(a) or (b) which would become an Event of Default upon such Master
Servicer's failure to remedy the same after notice, the Trustee shall give notice thereof to the Master Servicer. If a Responsible Officer of the Trustee
shall have knowledge of an Event of Default, the Trustee shall give prompt written notice thereof to the Securities Administrator and the Securities
Administrator shall give prompt written notice thereof to the Certificateholders in accordance with Section 8.01.

      Section 8.05. Trustee to Act; Appointment of Successor.

      (a)   Within 90 days of the time the Master Servicer (and the Trustee if such notice of termination is delivered by the Depositor) receives a notice of termination pursuant to Section 8.01, the Trustee (or other named successor)
shall be the successor in all respects to the Master Servicer in its capacity as master servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities

                                      -104-

relating thereto placed on the Master Servicer by the terms and provisions hereof and thereof, as applicable, or shall appoint a successor pursuant to
Section 3.07. Notwithstanding the foregoing, (i) the parties hereto agree that the Trustee, in its capacity as successor Master Servicer, immediately will assume all of the obligations of the Master Servicer to make advances
(including, without limitation, Advances pursuant to Section 3.19) under this
Agreement, (ii) the Trustee, in its capacity as successor Master Servicer, shall not be responsible for the lack of information and/or documents that it cannot obtain through reasonable efforts and (iii) under no circumstances shall any provision of this Agreement be construed to require the Trustee (a) acting in its capacity as successor to the Master Servicer in its obligation to make advances (including Advances pursuant to Section 3.19) to advance, expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder if it shall have reasonable grounds for believing that such funds are non-recoverable, (b) to be liable for any losses of the Master
Servicer or any acts or omissions of the predecessor Master Servicer hereunder,
(c) to be obligated to make Advances if it is prohibited from doing so by applicable law, (d) to be obligated to effectuate repurchases or substitutions of the Mortgage Loans hereunder or (e) to be obligated to perform any obligation of the Master Servicer under Section 3.20, Section 3.21 or Section 3.22 with respect to any period of time during which the Trustee was not the Master
Servicer. Subject to Section 8.05(b), as compensation therefor, the Trustee shall be entitled to such compensation as the terminated Master Servicer would have been entitled to hereunder if no such notice of termination had been given, except for those amounts due to the Master Servicer as reimbursement for
Advances previously made or amounts previously expended and are otherwise reimbursable hereunder. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $10,000,000 as the successor to the terminated Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master
Servicer hereunder; provided, however, that any such institution appointed as successor Master Servicer shall not, as evidenced in writing by each Rating
Agency, adversely affect the then current rating of any Class of Certificates immediately prior to the termination of the terminated Master Servicer. The appointment of a successor Master Servicer shall not affect any liability of the predecessor Master Servicer which may have arisen under this Agreement prior to its termination as Master Servicer, nor shall any successor Master Servicer be liable for any acts or omissions of the predecessor Master Servicer or for any breach by the Master Servicer of any of its representations or warranties contained herein or in any related document or agreement. Pending appointment of a successor to the terminated Master Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as provided above. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. All Master Servicing Transfer Costs shall be paid by the predecessor
Master Servicer (unless the predecessor Master Servicer is the Trustee, in which event the previous Master Servicer shall be responsible for payment of such costs and expenses so long as the transfer of servicing is not the result of an
Event of Default on the part of the Trustee in its capacity as the predecessor
Master Servicer) upon presentation of reasonable documentation of such costs, and if such predecessor Master Servicer defaults in its obligation to pay such costs, such costs shall be paid by the successor Master Servicer or the Trustee
(in which case the successor Master Servicer or the Trustee shall be entitled to reimbursement therefor from the assets of the Trust).

                                      -105-

      (b)   In connection with the appointment of a successor Master Servicer or the assumption of the duties of the Master Servicer, as specified in Section
8.05(a), the Trustee may make such arrangements for the compensation of such successor as it and such successor shall agree, not to exceed the Master
Servicer compensation hereunder.

      (c)   Any successor, including the Trustee, to the Master Servicer as master servicer shall during the term of its service as master servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as master servicer hereunder and (ii) a fidelity bond in respect of its officers, employees and agents to the same extent as the Master Servicer is so required pursuant to Section 3.03.

      Section 8.06. Notification to Certificateholders. Upon any termination or appointment of a successor to the Master Servicer pursuant to this Article VIII, the Securities Administrator shall give prompt written notice thereof to
Certificateholders at their respective addresses appearing in the Certificate
Register and to each Rating Agency.

                                   ARTICLE IX

                  THE TRUSTEE AND THE SECURITIES ADMINISTRATOR

          Section 9.01. Duties of Trustee and Securities Administrator.

      (a)   The Trustee and the Securities Administrator, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, each undertake to perform such duties and only such duties as are specifically set forth in this Agreement as duties of the Trustee and the Securities Administrator, respectively. In case an Event of
Default has occurred of which a Responsible Officer of the Trustee shall have actual knowledge (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a reasonably prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs. In case an Event of Default has occurred of which a
Responsible Officer of the Securities Administrator shall have actual knowledge
(which has not been cured or waived), the Securities Administrator shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a reasonably prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

      The Trustee and the Securities Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee and the Securities Administrator which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement; provided, however, that neither the Trustee nor the Securities Administrator shall be responsible for the accuracy of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Master Servicer or the Depositor hereunder.

                                      -106-

      (b)   No provision of this Agreement shall be construed to relieve the
Trustee or the Securities Administrator from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misfeasance; provided, however, that:

            (i)     Prior to the occurrence of an Event of Default, and after
      the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee and the Securities
      Administrator shall be determined solely by the express provisions of this
      Agreement, the Trustee and the Securities Administrator shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and the
      Securities Administrator and, in the absence of bad faith on the part of the Trustee and the Securities Administrator, the Trustee and the
      Securities Administrator may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and the Securities
      Administrator by the Depositor or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

            (ii)    The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible
      Officers of the Trustee, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts;

            (iii)   The Trustee and the Securities Administrator shall not be
      personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of
      Certificateholders as provided in Section 8.03;

            (iv)    The Trustee shall not be charged with knowledge of any
      default or Event of Default under Section 8.01 unless a Responsible
      Officer of the Trustee obtains actual knowledge of such default or Event of Default or any Responsible Officer of the Trustee receives written notice of such default or Event of Default at its Corporate Trust Office from the Master Servicer, the Securities Administrator, the Depositor or
      any Certificateholder. The Securities Administrator shall not be charged with knowledge of any default or Event of Default under Section 8.01 unless a Responsible Officer of the Securities Administrator assigned to and working in the Corporate Trust Office of the Securities Administrator
      obtains actual knowledge of such default or Event of Default or any
      Responsible Officer of the Securities Administrator receives written notice of such default or Event of Default at its Corporate Trust Office from the Master Servicer, the Trustee, the Depositor or any
      Certificateholder; and

            (v)     No provision in this Agreement shall require the Trustee or the Securities Administrator to expend or risk its own funds or otherwise incur any personal financial liability in the performance of any of its duties as Trustee or Securities Administrator hereunder, or in the exercise of any of its rights or powers, if the Trustee or the Securities
      Administrator shall have reasonable grounds for believing that repayment of funds or adequate indemnity or security satisfactory to it against such risk or liability is not reasonably assured to it and none of the provisions contained in this Agreement shall in any event require the
      Securities Administrator to perform, or be responsible for the

                                      -107-

      manner of performance of, any of the obligations of the Master Servicer under this Agreement.

      (c)   Subject to the conditions set forth in this Section 9.01(c), the
Securities Administrator is permitted to utilize one or more Subcontractors to perform certain of its obligations hereunder. The Securities Administrator shall promptly upon request provide to the Depositor a written description (in form and substance satisfactory to the Depositor) of the role and function of each
Subcontractor utilized by the Securities Administrator, specifying (i) the identity of each such Subcontractor that is a Servicing Function Participant and
(ii) which elements of the Servicing Criteria will be addressed in Assessments of Compliance provided by each Servicing Function Participant. As a condition to the utilization by the Securities Administrator of any Servicing Function
Participant, the Securities Administrator shall cause any such Servicing
Function Participant for the benefit of the Depositor to comply with the provisions of Section 3.21 of this Agreement to the same extent as if such
Servicing Function Participant were the Securities Administrator. The Securities
Administrator shall be responsible for obtaining from each such Servicing
Function Participant and delivering to the applicable Persons any Assessment of
Compliance and related Attestation Report required to be delivered by such
Servicing Function Participant under Section 3.21, in each case as and when required to be delivered.

      Notwithstanding the foregoing, if the Securities Administrator engages a
Subcontractor in connection with the performance of any of its duties under this
Agreement, the Securities Administrator shall be responsible for determining whether such Subcontractor is an Additional Servicer.

      The Securities Administrator shall indemnify the Depositor, the Sponsor, the Trustee, the Master Servicer and any of their respective directors, officers, employees or agents and hold them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of them may sustain in any way related to a breach of the Securities
Administrator's obligation set forth in the preceding paragraph or the failure of the Securities Administrator to perform any of its obligations under Section
3.20, Section 3.21, Section 3.22 or this Section 9.01(c).

      Section 9.02. Certain Matters Affecting the Trustee and the Securities
Administrator.

      Except as otherwise provided in Section 9.01:

            (i)     The Trustee and the Securities Administrator may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the manner of obtaining consents and of evidencing the authorization of the execution thereof by
      Certificateholders shall be subject to the reasonable regulations as the
      Trustee and the Securities Administrator, as applicable, may prescribe;

                                      -108-

            (ii)    The Trustee and the Securities Administrator may consult
      with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

            (iii)   Neither the Trustee nor the Securities Administrator shall be under any obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee or the
      Securities Administrator, as the case may be, reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby; however, subject to Section
      9.01(b)(v), nothing contained herein shall relieve the Trustee or the
      Securities Administrator of the obligation, upon the occurrence of an
      Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

            (iv)    Neither the Trustee nor the Securities Administrator shall be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

            (v)     Prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default which may have occurred, neither the Trustee nor the Securities Administrator shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee or the Securities Administrator of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee or the Securities
      Administrator, as applicable, not reasonably assured to the Trustee or the
      Securities Administrator, as applicable, by the security afforded to it by the terms of this Agreement, the Trustee or the Securities Administrator, as the case may be, may require reasonable indemnity or security satisfactory to it against such expense or liability or payment of such estimated expenses as a condition to so proceeding;

            (vi)    The Trustee and the Securities Administrator may each
      execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, accountants, custodian or independent contractor; and

            (vii)   The right of the Trustee or the Securities Administrator to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and

                                      -109-

      neither the Trustee nor the Securities Administrator shall be answerable for other than its gross negligence or willful misconduct in the performance of any such act.

      Section 9.03. Neither Trustee nor Securities Administrator Liable for
Certificates or Mortgage Loans. The recitals contained herein and in the
Certificates (other than the execution of, and the authentication on the
Certificates) shall be taken as the statements of the Depositor or Master
Servicer, as applicable, and neither the Trustee nor the Securities
Administrator assumes responsibility for their correctness. Neither the Trustee nor the Securities Administrator makes any representations as to the validity or sufficiency of this Agreement or of the Certificates or any Mortgage Loans save that the Trustee and the Securities Administrator represent that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject, as to enforcement of remedies, to applicable insolvency, receivership, moratorium and other laws affecting the rights of creditors generally, and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law). Neither the Trustee nor the Securities Administrator shall be accountable for the use or application by the Depositor of funds paid to the
Depositor in consideration of the assignment of the Mortgage Loans hereunder by the Depositor.

      Neither the Trustee nor the Securities Administrator shall at any time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority or for or with respect to the sufficiency of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as the successor Master Servicer); the validity of the assignment of any Mortgage Loan to the Trustee or of any intervening assignment;
the completeness of any Mortgage Loan; the performance or enforcement of any
Mortgage Loan (other than if the Trustee shall assume the duties of the Master
Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Master Servicer); the compliance by the Depositor or the Master Servicer with any warranty or representation made under this
Agreement or in any related document or the accuracy of any such warranty or representation; any investment of monies by or at the direction of the Master
Servicer or any loss resulting therefrom, it being understood that the Trustee and the Securities Administrator shall remain responsible for any Trust property that it may hold in its individual capacity; the acts or omissions of any of the
Depositor, the Master Servicer (other than if the Trustee shall

                                      -110-

assume the duties of the Master Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Master Servicer), or any Mortgagor; any action of the Master Servicer (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Master
Servicer) taken in the name of the Trust or the Securities Administrator; the failure of the Master Servicer to act or perform any duties required of it as agent of the Trust or the Securities Administrator hereunder; or any action by the Trustee or the Securities Administrator taken at the instruction of the
Master Servicer (other than if the Trustee shall assume the duties of the Master
Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Master Servicer); provided, however, that the foregoing shall not relieve the Trustee or the Securities Administrator of its obligation to perform its duties under this Agreement, including, without limitation, the Trustee's review (or the review of a Custodian on its behalf) of the Mortgage Files pursuant to Section 2.02. The Trustee shall file any continuation statement with respect to any financing statement for which the
Trustee is the secured party in any public office at any time required to maintain the perfection of any security interest or lien granted to it hereunder.

      Section 9.04. Trustee and Securities Administrator May Own Certificates.
Each of the Trustee and the Securities Administrator in their individual or any other capacities may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee or the Securities Administrator and may otherwise deal with the Master Servicer or any of its affiliates with the same right it would have if it were not the Trustee or the Securities
Administrator.

      Section 9.05. Eligibility Requirements for Trustee and the Securities
Administrator. The Trustee and the Securities Administrator hereunder shall at all times be (a) an institution the deposits of which are fully insured by the
FDIC and (b) a corporation or banking association organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000.00 and subject to supervision or examination by Federal or State authority and (c) with respect to every successor trustee or securities administrator hereunder either an institution
(i) the long-term unsecured debt obligations of which are rated "A" by both
Fitch and S&P or (ii) whose serving as Trustee or Securities Administrator hereunder would not result in the lowering of the ratings originally assigned to any Class of Certificates. The Trustee shall not be an affiliate of the
Depositor, the Master Servicer or any Servicer. If such corporation or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.05, the combined capital and surplus of such corporation or banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.
The principal office of the Trustee and the Securities Administrator (other than the initial Trustee or Securities Administrator) shall be in a state with respect to which an Opinion of Counsel has been delivered to such Trustee at the time such Trustee or Securities Administrator is appointed Trustee or Securities
Administrator to the effect that the Trust will not be a taxable entity under the laws of such state. In case at any time the Trustee or the Securities
Administrator shall cease to be eligible in accordance with the provision of this Section 9.05, the Trustee or the Securities Administrator, as the case may be, shall resign immediately in the manner and with the effect specified in
Section 9.06.

      The Securities Administrator (i) may not be an originator, the Master
Servicer, Servicer, the Depositor or an affiliate of the Depositor unless the
Securities Administrator is in an institutional trust department, (ii) must be authorized to exercise corporate trust powers under the laws of its jurisdiction of organization, and (iii) must be rated at least "F1" by Fitch and "A-1" by S&P
(or such other rating acceptable to Fitch and S&P pursuant to a ratings confirmation). If no successor Securities Administrator shall have been appointed and shall have accepted appointment within 60 days after the
Securities Administrator ceases to be the Securities

                                      -111-

Administrator pursuant to this Section 9.05, then the Trustee shall perform the duties of the Securities Administrator pursuant to this Agreement.
Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, an institution qualified under Section 9.05 hereof as the successor to the Securities Administrator hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of a Securities Administrator hereunder; provided, however, that any such institution appointed as successor Securities Administrator shall not, as evidenced in writing by each Rating Agency, adversely affect the then current rating of any Class of Certificates immediately prior to the termination of the
Securities Administrator. The Trustee shall notify the Rating Agencies of any change of the Securities Administrator.

      Section 9.06. Resignation and Removal of Trustee and the Securities
Administrator. The Trustee or the Securities Administrator may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Master Servicer and the Depositor and mailing a copy of such notice to all Holders of record. The Trustee or the Securities Administrator, as applicable, shall also mail a copy of such notice of resignation to each Rating
Agency. Upon receiving such notice of resignation, the Depositor shall use its best efforts to promptly appoint a mutually acceptable successor Trustee or
Securities Administrator, as applicable, by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee or
Securities Administrator, as applicable, and one copy to the successor Trustee or Securities Administrator, as applicable. If no successor Trustee or
Securities Administrator, as the case may be, shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee or Securities Administrator may petition any court of competent jurisdiction for the appointment of a successor Trustee or Securities Administrator.

      If at any time the Trustee or Securities Administrator shall cease to be eligible in accordance with the provisions of Section 9.05 and shall fail to resign after written request therefor by the Master Servicer, or if at any time the Trustee or the Securities Administrator shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or the
Securities Administrator or of their respective property shall be appointed, or any public officer shall take charge or control of the Trustee or the Securities
Administrator or of their respective property or affairs for the purpose of rehabilitation, conservation or liquidation, or if at any time the Securities
Administrator has failed to duly perform, within the required time period, its obligations under Section 3.20, Section 3.21 or Section 3.22, then the Master
Servicer may remove the Trustee or the Securities Administrator, as the case may be, and appoint a successor trustee or securities administrator by written instrument, in duplicate, one copy of which instrument shall be delivered to the
Trustee or the Securities Administrator, as applicable, so removed and one copy to the successor.

      The Holders of Certificates evidencing not less than 50% of the Voting
Rights may at any time remove the Trustee or the Securities Administrator by written instrument or instruments delivered to the Master Servicer and the
Trustee or the Securities Administrator, as applicable; the Master Servicer shall thereupon use their best efforts to appoint a mutually acceptable successor Trustee or Securities Administrator, as the case may be, in accordance with this Section 9.06.

                                      -112-

      Any resignation or removal of the Trustee or the Securities Administrator and appointment of a successor Trustee pursuant to any of the provisions of this
Section 9.06 shall become effective upon acceptance of appointment by the successor Trustee or Securities Administrator, as the case may be, as provided in Section 9.07.

      Section 9.07. Successor Trustee or Securities Administrator. Any successor
Trustee or successor Securities Administrator appointed as provided in Section
9.06 shall execute, acknowledge and deliver to the Master Servicer and to its predecessor Trustee or Securities Administrator, as applicable, an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee or Securities Administrator shall become effective and such successor Trustee or Securities Administrator, as the case may be, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee or Securities Administrator, as applicable, herein. The predecessor Trustee or Securities Administrator shall duly assign, transfer, deliver and pay over to the successor Trustee or
Securities Administrator, as the case may be, the whole of the Mortgage Files and related documents and statements held by it hereunder (or direct a Custodian to deliver such Mortgage Files and related documents and statements), together with all instruments of transfer and assignment or other documents properly executed as may be reasonably required to effect such transfer and such of the records or copies thereof maintained by the predecessor Trustee or Securities
Administrator in the administration hereof as may be reasonably requested by the successor Trustee or Securities Administrator, as the case may be, and shall thereupon be discharged from all duties and responsibilities under this
Agreement; provided, however, that if the predecessor Trustee or Securities
Administrator has been removed pursuant to the third paragraph of Section 9.06, all reasonable expenses of the predecessor Trustee or Securities Administrator incurred in complying with this Section 9.07 shall be reimbursed by the Trust.

      No successor Trustee or Securities Administrator shall accept appointment as provided in this Section 9.07 unless at the time of such appointment such successor Trustee or Securities Administrator, as the case may be, shall be eligible under the provisions of Section 9.05.

      Upon acceptance of appointment by a successor Trustee or Securities
Administrator, as applicable, as provided in this Section 9.07, the Master
Servicer shall cooperate to mail notice of the succession of such Trustee or
Securities Administrator, as the case may be, hereunder to all Holders of
Certificates at their addresses as shown in the Certificate Register and to each
Rating Agency. If the Master Servicer fails to mail such notice within ten days after acceptance of appointment by the successor Trustee or Securities
Administrator, the successor Trustee or Securities Administrator, as the case may be, shall cause such notice to be mailed at the expense of the Master
Servicer.

      Section 9.08. Merger or Consolidation of Trustee or Securities
Administrator. Any corporation or banking association into which either the
Trustee or the Securities Administrator may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which the Trustee or the Securities
Administrator shall be a party, or any corporation or banking association succeeding to all or substantially all of the corporate trust business of the
Trustee or the Securities Administrator, shall be the successor of the Trustee or the Securities Administrator, as

                                      -113-

applicable, hereunder, if such corporation or banking association is eligible under the provisions of Section 9.05, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. In connection with the succession to the
Trustee or the Securities Administrator under this Agreement by any Person (i)
into which the Trustee or the Securities Administrator may be merged or consolidated, or (ii) which may be appointed as a successor to the Trustee or the Securities Administrator, the Trustee or the Securities Administrator, as
the case may be, shall notify the Depositor of such succession or appointment and shall furnish to the Depositor in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably necessary for the Securities Administrator to accurately and timely report, pursuant to
Section 3.22(d), the event under Item 6.02 of Form 8-K pursuant to the Exchange
Act (if such reports under the Exchange Act are required to be filed under the
Exchange Act).

      Section 9.09. Appointment of Co-Trustee or Separate Trustee.
Notwithstanding any of the provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any Mortgaged
Property may at the time be located or for any other reason, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee as co-trustee or separate trustee of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity, such title to the Trust
Estate, or any part thereof, and, subject to the other provision of this Section
9.09, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within ten days after the receipt by it of a request to do so, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 9.05 and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 9.07. The Securities
Administrator shall be responsible for the fees of any co-trustee or separate trustee appointed hereunder.

      In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 9.09, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee. No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; provided, however, that no appointment of a co-trustee or separate trustee hereunder shall relieve the Trustee of its obligations hereunder.

      Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its

                                      -114-

instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

      Any separate trustee or co-trustee may, at any time, constitute the
Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this
Agreement on its behalf and in its name. If any separate trustee or co-trustee shall become incapable of acting, resign or be removed, or shall be adjudged a bankrupt or insolvent, or a receiver of its property shall be appointed, or any public officer shall take charge or control of such trustee or co-trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

      Section 9.10. Authenticating Agents. The Securities Administrator may
appoint one or more authenticating agents ("Authenticating Agents") which shall be authorized to act on behalf of the Securities Administrator in authenticating or countersigning Certificates. Initially, the Authenticating Agent shall be
Wells Fargo Bank, N.A. Wherever reference is made in this Agreement to the authentication or countersigning of Certificates by the Securities Administrator
or the Securities Administrator's certificate of authentication or countersigning, such reference shall be deemed to include authentication or countersigning on behalf of the Securities Administrator by an Authenticating
Agent and a certificate of authentication or countersignature executed on behalf of the Securities Administrator by an Authenticating Agent. Each Authenticating
Agent must be acceptable to the Master Servicer and must be a corporation or banking association organized and doing business under the laws of the United
States of America or of any State, having a place of business in New York, New
York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by Federal or State authorities.

      Any corporation or banking association into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation or banking association succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Securities Administrator or the Authenticating Agent.

      Any Authenticating Agent may at any time resign by giving written notice of resignation to the Securities Administrator and to the Master Servicer. The
Securities Administrator may at any time terminate the agency of any
Authenticating Agent by giving written notice of termination to such
Authenticating Agent and to the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case, at any time any
Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 9.10, the Securities Administrator may appoint a successor Authenticating Agent, shall give written notice of such appointment to the Master Servicer and shall mail notice of such appointment to all
Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment

                                      -115-

hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent.

      Section 9.11. Securities Administrator's Fees and Expenses and Trustee's
Fees and Expenses. The Trustee, as compensation for its services hereunder, shall be entitled to a fee in an amount agreed upon between the Trustee and the
Securities Administrator, payable by the Securities Administrator out of its own funds and not out of any funds of the Trust Estate. The Securities
Administrator, as compensation for its services hereunder, shall be entitled to a fee in an amount agreed upon between the Securities Administrator and the
Master Servicer, payable by the Master Servicer out of its own funds and not out of any funds of the Trust Estate. The Trustee and the Securities Administrator,
as the case may be, and any director, officer, employee or agent of the Trustee or the Securities Administrator, as the case may be, shall be indemnified and held harmless by the Trust against any claims, damage, loss, liability or expense (including reasonable attorney's fees) (a) incurred in connection with or arising from or relating to (i) this Agreement, (ii) the Certificates, or
(iii) the performance of any of the Trustee's or Securities Administrator's, as
the case may be, duties hereunder, other than any claims, damage, loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of any of the Trustee's or Securities
Administrator's, as the case may be, duties hereunder, (b) resulting from any tax or information return which was prepared by, or should have been prepared by, the Master Servicer and (c) arising out of the transfer of any
ERISA-Restricted Certificate or Residual Certificate not in compliance with
ERISA. Without limiting the foregoing, except as otherwise agreed upon in writing by the Depositor and the Trustee or the Securities Administrator, and
except for any such expense, disbursement or advance as may arise from the
Trustee's or the Securities Administrator's gross negligence, bad faith or willful misconduct, the Trust shall reimburse the Trustee and the Securities
Administrator for all reasonable expenses, disbursements and advances incurred or made by the Trustee or the Securities Administrator in accordance with any of the provisions of this Agreement to the extent permitted by Treasury Regulations
Section 1.860G-1(b)(3)(ii) and (iii). Except as otherwise provided herein, neither the Trustee nor the Securities Administrator shall be entitled to payment or reimbursement for any routine ongoing expenses incurred by the
Trustee or the Securities Administrator, as applicable, in the ordinary course of its duties as Trustee or Securities Administrator, Certificate Registrar or
Paying Agent hereunder or for any other expenses. The provisions of this Section
9.11 shall survive the termination of this Agreement or the resignation or removal of the Trustee or the Securities Administrator, as applicable, hereunder.

      Section 9.12. Appointment of Custodian. The Trustee may at any time on or after the Closing Date, with the consent of the Depositor and the Master
Servicer, appoint one or more Custodians to hold all or a portion of the
Mortgage Files as agent for the Trustee, by entering into a custodial agreement in a form acceptable to the Depositor and the Master Servicer. Subject to this
Article IX, the Trustee agrees to comply with the terms of each Custodial
Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File.

      Each Custodian shall indemnify the Depositor, the Sponsor, the Trustee, the Master Servicer, the Securities Administrator and any of their respective directors, officers, employees

                                      -116-

or agents and hold them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of them may sustain in any way related to the failure of the Custodian to perform any of its obligations under Section 3.21(a).

      Section 9.13. Paying Agents. The Securities Administrator may appoint one or more Paying Agents (each, a "Paying Agent") which shall be authorized to act on behalf of the Securities Administrator in making withdrawals from the
Distribution Account and distributions to Certificateholders as provided in
Section 3.09 and Section 5.02. Wherever reference is made in this Agreement to withdrawal from the Distribution Account by the Securities Administrator, such reference shall be deemed to include such a withdrawal on behalf of the
Securities Administrator by a Paying Agent. Initially, the Paying Agent shall be
Wells Fargo Bank, N.A. Whenever reference is made in this Agreement to a distribution by the Securities Administrator or the furnishing of a statement to
Certificateholders by the Securities Administrator, such reference shall be deemed to include such a distribution or furnishing on behalf of the Securities
Administrator by a Paying Agent. Each Paying Agent shall provide to the
Securities Administrator such information concerning the Distribution Account as the Securities Administrator shall request from time to time. Each Paying Agent must be reasonably acceptable to the Master Servicer and must be a corporation or banking association organized and doing business under the laws of the United
States of America or of any state, having (except in the case of the Trustee or the Securities Administrator) a principal office and place of business in New
York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities. Any fees and expenses (but not including any indemnity payments) of a Paying Agent appointed pursuant to this
Agreement shall be payable by the Securities Administrator out of its own funds and not out of any funds in the Trust Estate.

      Any corporation into which any Paying Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Paying Agent shall be a party, or any corporation succeeding to the corporate agency business of any Paying Agent, shall continue to be the Paying Agent provided that such corporation after the consummation of such merger, conversion, consolidation or succession meets the eligibility requirements of this Section 9.13.

      Any Paying Agent may at any time resign by giving written notice of resignation to the Trustee, the Securities Administrator and to the Master
Servicer; provided that the Paying Agent has returned to the Distribution
Account or otherwise accounted, to the reasonable satisfaction of the Securities
Administrator, for all amounts it has withdrawn from the Distribution Account.
The Securities Administrator may, upon prior written approval of the Master
Servicer, at any time terminate the agency of any Paying Agent by giving written notice of termination to such Paying Agent and to the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Paying Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this Section 9.13, the Securities
Administrator may appoint, upon prior written approval of the Master Servicer, a successor Paying Agent, shall give written notice of such appointment to the
Master Servicer and shall mail notice of such appointment to all
Certificateholders. Any successor Paying Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of

                                      -117-

its predecessor hereunder, with like effect as if originally named as Paying
Agent. The Securities Administrator shall remain liable for any duties and obligations assumed by its appointed Paying Agent.

      Section 9.14. Limitation of Liability. The Certificates are executed by the Securities Administrator, not in its individual capacity but solely as
Securities Administrator of the Trust, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Securities Administrator in the
Certificates is made and intended not as a personal undertaking or agreement by the Securities Administrator but is made and intended for the purpose of binding only the Trust.

      Section 9.15. Trustee or Securities Administrator May Enforce Claims
Without Possession of Certificates. All rights of action and claims under this
Agreement or the Certificates may be prosecuted and enforced by the Trustee or the Securities Administrator without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such preceding instituted by the Trustee or the Securities Administrator shall be brought in its own name or in its capacity as Trustee or Securities Administrator. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been recovered.

      Section 9.16. Suits for Enforcement. In case an Event of Default or other default by the Master Servicer or the Depositor hereunder shall occur and be continuing, the Trustee, in its discretion, may proceed to protect and enforce its rights and the rights of the Holders of Certificates under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee and the Certificateholders.

      Section 9.17. Waiver of Bond Requirement. The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the
Trustee post a bond or other surety with any court, agency or body whatsoever.

      Section 9.18. Waiver of Inventory, Accounting and Appraisal Requirement.
The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee file any inventory, accounting or appraisal of the
Trust with any court, agency or body at any time or in any manner whatsoever.

                                    ARTICLE X

                                   TERMINATION

      Section 10.01. Termination upon Purchase or Liquidation of All Mortgage
Loans. Subject to Section 10.02, the respective obligations and responsibilities of the Depositor, the

                                      -118-

Master Servicer, the Servicers, the Securities Administrator and the Trustee
created hereby (other than the obligation of the Securities Administrator to make certain payments to Certificateholders after the Final Distribution Date and to send certain notices as hereinafter set forth and the obligations of the
Securities Administrator pursuant to Sections 5.04(b) and 5.05(b)) shall terminate upon the last action required to be taken by the Securities
Administrator on the Final Distribution Date pursuant to this Article X following the earlier of (a) the later of (i) the purchase of all of the
Mortgage Loans in the Loan Group 1 and all REO Property relating thereto by the
Master Servicer at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan in Loan Group 1 (other than any Mortgage Loan in
Loan Group 1 as to which REO Property has been acquired and whose fair market value is included pursuant to clause (y) below), (y) the fair market value of such REO Property plus one month's interest at the related Mortgage Interest
Rate on the unpaid principal balance of each Mortgage Loan in Loan Group 1
(including any Mortgage Loan as to which REO Property has been acquired) and (z)
any Reimbursement Amount owed to the Trust pursuant to Section 2.02 related to a
Mortgage Loan in Loan Group 1, (ii) the purchase of all of the Mortgage Loans in
Aggregate Loan Group 2 and all REO Property relating thereto by the Master
Servicer at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan in Aggregate Loan Group 2 (other than any Mortgage Loan in
Aggregate Loan Group 2 as to which REO Property has been acquired and whose fair market value is included pursuant to clause (ii) below), (y) the fair market value of such REO Property plus one month's interest at the related Mortgage
Interest Rate on the unpaid principal balance of each Mortgage Loan in Aggregate
Loan Group 2 (including any Mortgage Loan as to which REO Property has been acquired) and (z) any Reimbursement Amount owed to the Trust pursuant to Section
2.02 related to a Mortgage Loan in Aggregate Loan Group 2 and (iii) the purchase of all of the Mortgage Loans in Aggregate Loan Group 3 and all REO Property
relating thereto by the Master Servicer at a price equal to the sum of (x) 100%
of the unpaid principal balance of each Mortgage Loan in Aggregate Loan Group 3
(other than any Mortgage Loan in Aggregate Loan Group 3 as to which REO Property has been acquired and whose fair market value is included pursuant to clause
(ii) below), (y) the fair market value of such REO Property plus one month's interest at the related Mortgage Interest Rate on the unpaid principal balance of each Mortgage Loan in Aggregate Loan Group 3 (including any Mortgage Loan as to which REO Property has been acquired) and (z) any Reimbursement Amount owed to the Trust pursuant to Section 2.02 related to a Mortgage Loan in Aggregate
Loan Group 3 or (b) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate and the disposition of all REO Property.

      Regardless of the foregoing, in no event shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United
States to the Court of St. James, living on the date hereof.

      The right of the Master Servicer to purchase the Group 1 Mortgage Loans, the Aggregate Loan Group 2 Mortgage Loans or the Aggregate Loan Group 3 Mortgage
Loans is conditioned upon (A) (i) the Pool Stated Principal Balance of Loan
Group 1, (ii) the aggregate of the Pool Stated Principal Balances of the Loan
Groups in Aggregate Loan Group 2 or (iii) the aggregate of the Pool Stated
Principal Balances of the Loan Groups in Aggregate Loan Group 3, as the case may be, being less than 10% of the aggregate unpaid principal balance of the related
Mortgage

                                      -119-

Loans as of the Cut-off Date and (B) the purchase prices calculated pursuant to clauses (a)(i), (ii) or (iii) of the second preceding paragraph being less than or equal to the aggregate fair market value of the related Mortgage Loans (other than any Mortgage Loan as to which REO Property has been acquired) and the REO
Properties; provided, however, that this clause (B) shall not apply to any purchase by the Master Servicer if, at the time of the purchase, the Master
Servicer is no longer subject to regulation by the Office of the Comptroller of the Currency, the FDIC, the Federal Reserve or the OTS. Fair market value for purposes of this paragraph and the second preceding paragraph will be determined by the Master Servicer as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the fourth paragraph of this Article X. If such right is exercised, the Trustee (or Custodian on the Trustee's behalf)
shall, promptly following payment of the purchase price, release to the Master
Servicer or its designee the Mortgage Files pertaining to the Mortgage Loans being purchased. The Master Servicer's right, title and interest in and to such purchased Mortgage Loans and the related Mortgage Files shall be subject to the servicing rights of the Servicers pursuant to the related Servicing Agreements.

      Notice of any termination of Loan Group 1, Aggregate Loan Group 2 or
Aggregate Loan Group 3, specifying the applicable date upon which the applicable
Certificateholders may surrender their Certificates to the Securities
Administrator for payment of the final distribution and for cancellation, shall be given promptly by the Securities Administrator by letter to the applicable
Certificateholders mailed not later than the 15th day of the month of such final distribution specifying (1) the applicable Distribution Date upon which final payment of the applicable Certificates will be made upon presentation and surrender of such Certificates at the office or agency of the Securities
Administrator therein designated, (2) the amount of any such final payment and
(3) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the applicable Certificates at the office or agency of the Securities Administrator therein specified.

      If the Master Servicer is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Securities Administrator and the
Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Master Servicer, the Master Servicer shall deposit in the Distribution Account on or before the Final Distribution Date in immediately available funds an amount equal to the amount necessary to make the amount, if any, on deposit in the Distribution Account on the applicable Final
Distribution Date equal to the purchase price for the related assets of the
Trust computed as above provided together with a statement as to the amount to be distributed on each Class of Certificates pursuant to the next succeeding paragraph. Not less than five (5) Business Days prior to the applicable Final
Distribution Date, the Securities Administrator shall notify the Master Servicer of the amount of any unpaid Reimbursement Amount owed to the Trust related to the applicable Mortgage Loans and the Master Servicer shall deposit such amount in the Distribution Account not later than the Business Day preceding the Final
Distribution Date.

      Upon presentation and surrender of the applicable Certificates, the
Securities Administrator shall cause to be distributed to the applicable
Certificateholders of each Class, in the order set forth in Section 5.02 hereof on the applicable Distribution Date, and in proportion to their respective
Percentage Interests, with respect to Certificateholders of the same Class, all cash on hand in respect of the related REMIC (other than the amounts retained to meet claims).

                                      -120-

An amount shall be distributed in respect of interest and principal, as applicable, to the Uncertificated Lower-Tier Interests and the Uncertificated
Middle-Tier Interests in the same manner as principal and interest are distributed to the Uncertificated Lower-Tier Interests and the Uncertificated
Middle-Tier Interests as provided in Section 5.02.

      If the applicable Certificateholders do not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date, the
Securities Administrator shall on such date cause all funds in the Distribution
Account not distributed in final distribution to such Certificateholders of such
Group to continue to be held by the Securities Administrator in an Eligible
Account for the benefit of such Certificateholders and the Securities
Administrator shall give a second written notice to the remaining applicable
Certificateholders to surrender their Certificates for cancellation and receive a final distribution with respect thereto. If within one year after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Securities Administrator may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining applicable
Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such Eligible Account.

      Section 10.02. Additional Termination Requirements.

      (a)   If the Master Servicer exercises its purchase option as provided in
Section 10.01, the related REMIC or REMICs shall be terminated in accordance with the following additional requirements, unless the Securities Administrator has received an Opinion of Counsel to the effect that the failure of the Trust to comply with the requirements of this Section 10.02 will not (i) result in the imposition of taxes on "prohibited transactions" of the Trust as defined in
Section 860F of the Code, or (ii) cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any related Certificates are outstanding:

            (i)     within 90 days prior to the applicable Final Distribution
      Date set forth in the notice given by the Securities Administrator under
      Section 10.01, the Securities Administrator shall sell the related
      Mortgage Loans and the REO Properties to the Master Servicer for cash;

            (ii)    the notice given by the Securities Administrator pursuant to
      Section 10.01 shall provide that such notice constitutes adoption of a plan of complete liquidation of the applicable REMIC or REMICs as of the date of such notice (or, if earlier, the date on which such notice was mailed to Certificateholders). The Securities Administrator shall also ensure that such date is specified in the final tax return of the applicable REMIC or REMICs; and

            (iii)   the Subsidiary Lower-Tier REMIC and Upper-Tier REMIC will be terminated on the same date that the last outstanding of the Group 1
      Lower-Tier REMIC, the Aggregate Group 2 Lower-Tier REMIC or the Aggregate
      Group 3 Lower-Tier REMIC is terminated.

                                      -121-

      (b)   By its acceptance of the Class 1-A-R Certificate, the Holder thereof hereby agrees to take such other action in connection with such plan of complete liquidation as may be reasonably requested by the Depositor or the Securities
Administrator.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

      Section 11.01. Amendment. This Agreement may be amended from time to time by the Depositor, the Master Servicer, the Securities Administrator and the
Trustee without the consent of any of the Certificateholders, (i) to cure any ambiguity or mistake, (ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions of this Agreement, any amendment to this Agreement or the related Prospectus Supplement, (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of each REMIC created hereunder as a
REMIC at all times that any related Certificates are outstanding or to avoid or minimize the risk of the imposition of any tax on any REMIC pursuant to the Code that would be a claim against the Trust Estate, provided that (a) the Trustee and the Securities Administrator have received an Opinion of Counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (b) such action shall not, as evidenced by such Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, (iv) to change the timing and/or nature of deposits into the Distribution Account provided that (a)
such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (b) such change shall not adversely affect the then-current rating of the Senior
Certificates and the Class 1-B-1, Class 1-B-2, Class 1-B-3, Class 1-B-4, Class
1-B-5, Class 2-M-1, Class 2-B-1, Class 2-B-2, Class 2-B-3, Class 2-B-4, Class
2-B-5, Class 3-B-1, Class 3-B-2, Class 3-B-3, Class 3-B-4 or Class 3-B-5
Certificates as evidenced by a letter from each Rating Agency rating such
Certificates to such effect and (v) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, provided that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders and no Opinion of Counsel to that effect shall be required if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the
Certificates. Notwithstanding any contrary provision of this Agreement, the
Trustee shall not consent to any amendment to this Agreement pursuant to clause
(i) through (v) above unless it shall have first received an Opinion of Counsel to the effect that such amendment shall not cause the imposition of any tax on any REMIC created hereunder or the Certificateholders or cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding.

      This Agreement may also be amended from time to time by the Depositor, the
Master Servicer, the Securities Administrator and the Trustee, with the consent of the Holders of Certificates of each Class of Certificates which is affected by such amendment, evidencing, as to each such Class of Certificates, Percentage
Interests aggregating not less than 66-2/3%, for the

                                      -122-

purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of such Certificates; provided, however, that no such amendment shall (A) reduce in any manner the amount of, or delay the timing of, collections of payments on Mortgage Loans or distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate or (B) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Certificates then
Outstanding.

      Prior to the solicitation of consent of Certificateholders in connection with any such amendment, the party seeking such amendment shall furnish the
Trustee and the Securities Administrator with an Opinion of Counsel stating whether such amendment would adversely affect the qualification of any REMIC created hereunder as a REMIC and notice of the conclusion expressed in such
Opinion of Counsel shall be included with any such solicitation. An amendment made with the consent of all Certificateholders and executed in accordance with this Section 11.01 shall be permitted or authorized by this Agreement notwithstanding that such Opinion of Counsel may conclude that such amendment would adversely affect the qualification of any REMIC created hereunder as a
REMIC.

      Promptly after the execution of any such amendment or consent the
Securities Administrator shall furnish written notification of the substance of or a copy of such amendment to each Certificateholder and to each Rating Agency.

      It shall not be necessary for the consent of Certificateholders under this
Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Securities Administrator may prescribe.

      Prior to the execution of any amendment to this Agreement, each of the
Trustee and the Securities Administrator shall receive and be entitled to conclusively rely on any Opinion of Counsel (at the expense of the Person seeking such amendment) stating that such amendment is authorized and permitted by this Agreement. The Trustee and the Securities Administrator may, but shall not be obligated to, enter into any such amendment which affects the Trustee's or the Securities Administrator's own rights, duties or immunities under this
Agreement.

      Section 11.02. Recordation of Agreement; Counterparts. This Agreement is
subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Securities Administrator at its expense, at the direction of
Holders of Certificates evidencing not less than 50% of all Voting Rights, but only upon delivery to the Securities Administrator at the expense of the requesting Certificateholders of an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of
Certificateholders.

      For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of

                                      -123-

counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

      Section 11.03. Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this
Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

      No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the
Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

      No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such
Holder previously shall have given to the Securities Administrator a written notice of default and of the continuance thereof, as provided herein, and unless also the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of each Class of Certificates affected thereby shall have made written request upon the Securities Administrator to institute such action, suit or proceeding in its own name as Securities Administrator hereunder and shall have offered to the Securities Administrator such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Securities Administrator, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other
Certificateholder and the Securities Administrator, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such
Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all
Certificateholders. For the protection and enforcement of the provisions of this
Section 11.03, each and every Certificateholder and the Securities Administrator shall be entitled to such relief as can be given either at law or in equity.

      Section 11.04. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT APPLICATION OF THE
CONFLICTS OF LAWS PROVISIONS THEREOF, AND THE OBLIGATIONS, RIGHTS AND REMEDIES
OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      With respect to any claim arising out of this Agreement, each party irrevocably submits to the exclusive jurisdiction of the courts of the State of
New York and the United States District Court located in the Borough of
Manhattan in The City of New York, and each party irrevocably

                                      -124-

waives any objection which it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating hereto brought in any such courts, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum and further irrevocably waives the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party, provided that service of process has been made by any lawful means.

                                      -125-

      Section 11.05. Notices. All demands, notices, instructions, directions, requests and communications required or permitted to be delivered hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, (provided, however, that notices to the Securities Administrator may be delivered by facsimile and shall be deemed effective upon receipt) to (a) in the case of the
Depositor, Banc of America Funding Corporation, 214 North Tryon Street,
Charlotte, North Carolina 28255, Attention: General Counsel and Chief Financial
Officer, (b) in the case of the Master Servicer, Wells Fargo Bank, N.A., 9062
Old Annapolis Road, Columbia, Maryland 21045, Attention: BAFC 2006-A, (c) in the
case of the Securities Administrator, Wells Fargo Bank, N.A., P.O. Box 98,
Columbia, Maryland 21046, Attention: BAFC, Series 2006-A, and for overnight delivery purposes, Wells Fargo Bank, N.A., 9062 Old Annapolis Road, Columbia,
Maryland 21045-1951, Attention: BAFC, Series 2006-A, with a copy to Wells Fargo
Bank, N.A., Sixth and Marquette Avenue, Minneapolis, Minnesota, 55479,
Attention: BAFC, Series 2006-A, (d) in the case of the Trustee, at its Corporate
Trust Office, (e) in the case of Fitch, Fitch Ratings, One State Street Plaza,
New York, New York 10004, Attn: Residential Mortgage Surveillance Group, and (f)
in the case of S&P, Standard & Poor's, a division of The McGraw-Hill Companies,
Inc., 55 Water Street, New York, New York 10041, Attn: Residential Mortgage
Surveillance Manager; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a
Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice to a
Certificateholder so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the
Certificateholder receives such notice.

      Section 11.06. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

      Section 11.07. Certificates Nonassessable and Fully Paid. It is the
intention of the Securities Administrator that Certificateholders shall not be personally liable for obligations of the Trust Estate, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust Estate or for any reason whatsoever, and that Certificates upon execution, authentication and delivery thereof by the
Securities Administrator pursuant to Section 6.01 are and shall be deemed fully paid.

      Section 11.08. Access to List of Certificateholders. The Certificate
Registrar will furnish or cause to be furnished to the Trustee and the
Securities Administrator, within 15 days after the receipt of a request by the
Trustee and/or the Securities Administrator in writing, a list, in such form as the Trustee and/or the Securities Administrator may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to Certificateholders.

                                      -126-

      If three or more Certificateholders apply in writing to the Securities
Administrator, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Securities
Administrator shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Securities Administrator. If such a list is as of a date more than 90 days prior to the date of receipt of such applicants' request, the Securities Administrator shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt.

      Every Certificateholder, by receiving and holding such list, agrees with the Certificate Registrar and the Securities Administrator that neither the
Certificate Registrar nor the Securities Administrator shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

      Section 11.09. Recharacterization. The parties to this Agreement intend the conveyance by the Depositor to the Trustee of all of its right, title and interest in and to the Mortgage Loans pursuant to this Agreement to constitute a purchase and sale and not a loan. Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that the Depositor shall be deemed to have granted to the
Trustee a first priority security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans.

      Section 11.10. Regulation AB Compliance; Intent of the Parties;
Reasonableness. The parties hereto acknowledge that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agree to use commercially reasonable efforts to comply with requests made by the
Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with the
Trust, the Master Servicer, the Securities Administrator, the Trustee and the
Custodian shall cooperate fully with the Depositor to deliver to the Depositor
(including its assignees or designees), any and all statements, reports, certifications, records and any other information available to such party and reasonably necessary in the good faith determination of the Depositor to permit the Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Master Servicer, the Securities Administrator, the
Trustee and the Custodian, as applicable, reasonably believed by the Depositor to be necessary in order to effect such compliance.

                                      -127-

      IN WITNESS WHEREOF, the Depositor, the Master Servicer, the Securities
Administrator and the Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized to be hereunto affixed, all as of the day and year first above written.

                                        BANC OF AMERICA FUNDING CORPORATION,
                                        as Depositor

                                        By:      /s/ Scott Evans
                                           -------------------------------------
                                        Name:    Scott Evans
                                        Title:   Senior Vice President

                                        WELLS FARGO BANK, N.A.,
                                        as Master Servicer

                                        By:      /s/ Graham M. Oglesby
                                           -------------------------------------
                                        Name:    Graham Oglesby
                                        Title:   Assistant Vice President

                                        WELLS FARGO BANK, N.A.,
                                        as Securities Administrator

                                        By:      /s/ Graham M. Oglesby
                                           -------------------------------------
                                        Name:    Graham Oglesby
                                        Title:   Assistant Vice President

                                        U.S. BANK NATIONAL ASSOCIATION,
                                        as Trustee

                                        By:      /s/ Melissa A. Rosal
                                           -------------------------------------
                                        Name:    Melissa A. Rosal
                                        Title:   Vice President

STATE OF NORTH CAROLINA    )
                           )  ss.:
COUNTY OF MECKLENBURG         )
                           )

      On the 31st day of January, 2006, before me, a notary public in and for the State of North Carolina, personally appeared Scott Evans, known to me who, being by me duly sworn, did depose and say that he is a Senior Vice President of
Banc of America Funding Corporation, a Delaware corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of such corporation.

                                                 /s/ Billie K. Davis
                                           -------------------------------------
                                           Notary Public

[Notarial Seal]

My commission expires October 31, 2009.

STATE OF MARYLAND  )
                   )  ss.:
COUNTY OF BALTIMORE)
                   )

      On the 31st day of January, 2006, before me, a notary public in and for the State of Maryland, personally appeared Graham M. Oglesby, known to me who, being by me duly sworn, did depose and say that he is an Assistant Vice
President of Wells Fargo Bank, N.A., a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of such association.

                                                 /s/ Darron C. Woodus
                                           -------------------------------------
                                           Notary Public

[Notarial Seal]

My commission expires December 6, 2008.

STATE OF MARYLAND  )
                   ) ss.:
COUNTY OF BALTIMORE)
                   )

      On the 31st day of January, 2006, before me, a notary public in and for the State of Maryland, personally appeared Graham M. Oglesby, known to me who, being by me duly sworn, did depose and say that he is an Assistant Vice
President of Wells Fargo Bank, N.A., a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of such association.

                                                 /s/ Darron C. Woodus
                                           -------------------------------------
                                           Notary Public

[Notarial Seal]

My commission expires December 6, 2008.

STATE OF ILLINOIS          )
                           ) ss.:
COUNTY OF COOK             )
                           )

      On the 31st day of January, 2006, before me, a notary public in and for the State of Illinois, personally appeared Melissa A. Rosal, known to me who, being by me duly sworn, did depose and say that he/she is a Vice President of
U.S. Bank National Association, a national banking association, one of the parties that executed the foregoing instrument; and that he/she signed his/her name thereto by order of the Board of Directors of such association.

                                                 /s/ Patricia M. Child
                                           -------------------------------------
                                           Notary Public

[Notarial Seal]

My commission expires October 20, 2007.

                                  EXHIBIT A-1A1

                    [FORM OF FACE OF CLASS 1-A-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 1-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-1A1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 1-A-1

evidencing an interest in a Trust consisting primarily of six loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                                     January 1, 2006

First Distribution Date:                          February 21, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                                 $[___________]

Initial Class Certificate
Balance of this Class:                            $336,294,000.00

Pass-Through Rate:                                Variable

CUSIP No.:                                        058927 AA 2

ISIN No.:                                         US058927AA22

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated January 31, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-1A1-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      For each Distribution Date, interest will accrue on these Certificates at a per annum rate equal to the Net WAC of the Group 1 Mortgage Loans.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     A-1A1-3

                                  EXHIBIT A-1A2

                    [FORM OF FACE OF CLASS 1-A-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 1-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE FOR GROUP 1, THE PRINCIPAL
PORTION OF REALIZED LOSSES ALLOCATED TO THE CLASS 1-A-1 CERTIFICATES WILL BE
BORNE BY THE CLASS 1-A-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING
AGREEMENT REFERRED TO HEREIN.

                                     A-1A2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 1-A-2

evidencing an interest in a Trust consisting primarily of six loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                                     January 1, 2006

First Distribution Date:                          February 21, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                                 $[__________]

Initial Class Certificate
Balance of this Class:                            $38,544,000.00

Pass-Through Rate:                                Variable

CUSIP No.:                                        058927 AB 0

ISIN No.:                                         US058927AB05

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated January 31, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator") and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-1A2-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      For each Distribution Date, interest will accrue on these Certificates at a per annum rate equal to the Net WAC of the Group 1 Mortgage Loans.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     A-1A2-3

                                  EXHIBIT A-1AR

                    [FORM OF FACE OF CLASS 1-A-R CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 1-A-R

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL
INTEREST" IN MULTIPLE "REAL ESTATE MORTGAGE INVESTMENT CONDUITS," AS THOSE TERMS
ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE
CODE OF 1986, AS AMENDED (THE "CODE").

THIS CLASS 1-A-R CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY
EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW WHICH IS SIMILAR
TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR A PERSON ACTING ON BEHALF OF
OR INVESTING ASSETS OF A PLAN.

TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN TAX RELATED TRANSFER
RESTRICTIONS DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT. ANY
ATTEMPTED OR PURPORTED TRANSFER OF THIS CLASS 1-A-R CERTIFICATE IN VIOLATION OF
SUCH RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN
THE PURPORTED TRANSFEREE.

                                     A-1AR-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 1-A-R

evidencing a 100% Percentage Interest in the distributions allocable to the
Certificate of the above-referenced Class with respect to a Trust consisting primarily of six loan groups of adjustable interest rate mortgage loans (the
"Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                                     January 1, 2006

First Distribution Date:                          February 21, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                                 $100.00

Initial Class Certificate
Balance of this Class:                            $100.00

Pass-Through Rate:                                Variable

CUSIP No.:                                        058927 AC 8

ISIN No.:                                         US058927AC87

      THIS CERTIFIES THAT _________ is the registered owner of 100% Percentage
Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated January 31, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the
Securities Administrator or the Trustee or any of their respective affiliates.
Neither this

                                     A-1AR-2

Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate equal to the Net WAC of the Group 1 Mortgage Loans.

      Any distribution of the proceeds of any remaining assets of the applicable sub-accounts of the Distribution Account will be made only upon presentment and surrender of this Class 1-A-R Certificate at the Corporate Trust Office.

      Each Person who has or who acquires this Class 1-A-R Certificate shall be deemed by the acceptance or acquisition thereof to have agreed to be bound by the following provisions and the rights of each Person acquiring this Class
1-A-R Certificate are expressly subject to the following provisions: (i) each
Person holding or acquiring this Class 1-A-R Certificate shall be a Permitted
Transferee and shall promptly notify the Securities Administrator of any change or impending change in its status as a Permitted Transferee; (ii) no Person shall acquire an ownership interest in this Class 1-A-R Certificate unless such ownership interest is a pro rata undivided interest; (iii) in connection with any proposed transfer of this Class 1-A-R Certificate, the Securities
Administrator shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of Exhibit I to the Pooling and Servicing
Agreement; (iv) notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Securities
Administrator has actual knowledge that the proposed transferee is not a
Permitted Transferee, no transfer of any Ownership Interest in this Class 1-A-R
Certificate to such proposed transferee shall be effected; (v) this Class 1-A-R
Certificate may not be purchased by or transferred to any Person that is not a
U.S. Person, unless (A) such Person holds this Class 1-A-R Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Securities Administrator with an effective
Internal Revenue Service Form W-8ECI (or any successor thereto) or (B) the transferee delivers to both the transferor and the Securities Administrator an
Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of this Class 1-A-R
Certificate will not be disregarded for federal income tax purposes; (vi) any attempted or purported transfer of this Class 1-A-R Certificate in violation of the provisions of such restrictions shall be absolutely null and void and shall vest no rights in the purported transferee; and (vii) if any Person other than a
Permitted Transferee acquires the Class 1-A-R Certificate in violation of such restrictions, then the Securities Administrator, based on information provided to the Securities Administrator by the Master Servicer, will provide to the
Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and
(6) of the Code, information needed to compute the tax imposed under Section
860E(e) of the Code on transfers of residual interests to disqualified organizations.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                                     A-1AR-3

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     A-1AR-4

                                  EXHIBIT A-2A1

                    [FORM OF FACE OF CLASS 2-A-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 2-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-2A1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 2-A-1

evidencing an interest in a Trust consisting primarily of six loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                                     January 1, 2006

First Distribution Date:                          February 21, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                                 $[__________]

Initial Class Certificate
Balance of this Class:                            $44,555,000.00

Pass-Through Rate:                                Variable

CUSIP No.:                                        058927 AD 6

ISIN No.:                                         US058927AD60

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated January 31, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-2A1-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate equal to the Net WAC of the Group 2 Mortgage Loans.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     A-2A1-3

                                  EXHIBIT A-2A2

                    [FORM OF FACE OF CLASS 2-A-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 2-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE FOR THE GROUPS IN AGGREGATE GROUP
2, THE PRINCIPAL PORTION OF REALIZED LOSSES ALLOCATED TO THE CLASS 2-A-1
CERTIFICATES WILL BE BORNE BY THE CLASS 2-A-2 CERTIFICATES AS DESCRIBED IN THE
POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                                     A-2A2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 2-A-2

evidencing an interest in a Trust consisting primarily of six loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                                     January 1, 2006

First Distribution Date:                          February 21, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                                 $[_________]

Initial Class Certificate
Balance of this Class:                            $3,329,000.00

Pass-Through Rate:                                Variable

CUSIP No.:                                        058927 AE 4

ISIN No.:                                         US058927AE44

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated January 31, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-2A2-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate equal to the Net WAC of the Group 2 Mortgage Loans.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     A-2A2-3

                                  EXHIBIT A-3A1

                    [FORM OF FACE OF CLASS 3-A-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 3-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-3A1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 3-A-1

evidencing an interest in a Trust consisting primarily of six loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                                     January 1, 2006

First Distribution Date:                          February 21, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                                 $[_________]

Initial Class Certificate
Balance of this Class:                            $200,000,000.00

Pass-Through Rate:                                Variable

CUSIP No.:                                        058927 AF 1

ISIN No.:                                         US058927AF19

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated January 31, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-3A1-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate equal to the Net WAC of the Group 3 Mortgage Loans.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     A-3A1-3

                                  EXHIBIT A-3A2

                    [FORM OF FACE OF CLASS 3-A-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 3-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-3A2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 3-A-2

evidencing an interest in a Trust consisting primarily of six loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                                     January 1, 2006

First Distribution Date:                          February 21, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                                 $[_________]

Initial Class Certificate
Balance of this Class:                            $186,546,000.00

Pass-Through Rate:                                Variable

CUSIP No.:                                        058927 AG 9

ISIN No.:                                         US058927AG91

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated January 31, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-3A2-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate equal to the Net WAC of the Group 3 Mortgage Loans.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     A-3A2-3

                                  EXHIBIT A-3A3

                    [FORM OF FACE OF CLASS 3-A-3 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 3-A-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE FOR THE GROUPS IN AGGREGATE GROUP
2, THE PRINCIPAL PORTION OF REALIZED LOSSES ALLOCATED TO THE CLASS 3-A-2
CERTIFICATES WILL BE BORNE BY THE CLASS 3-A-3 CERTIFICATES AS DESCRIBED IN THE
POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                                     A-3A3-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 3-A-3

evidencing an interest in a Trust consisting primarily of six loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                                     January 1, 2006

First Distribution Date:                          February 21, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                                 $[__________]

Initial Class Certificate
Balance of this Class:                            $13,938,000.00

Pass-Through Rate:                                Variable

CUSIP No.:                                        058927 AH 7

ISIN No.:                                         US058927AH74

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated January 31, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-3A3-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate equal to the Net WAC of the Group 3 Mortgage Loans.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     A-3A3-3

                                  EXHIBIT A-4A1

                    [FORM OF FACE OF CLASS 4-A-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 4-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-4A1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 4-A-1

evidencing an interest in a Trust consisting primarily of six loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                                     January 1, 2006

First Distribution Date:                          February 21, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                                 $[__________]

Initial Class Certificate
Balance of this Class:                            $31,948,000.00

Pass-Through Rate:                                Variable

CUSIP No.:                                        058927 AJ 3

ISIN No.:                                         US058927AJ31

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated January 31, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-4A1-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate equal to the Net WAC of the Group 4 Mortgage Loans.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     A-4A1-3

                                  EXHIBIT A-4A2

                    [FORM OF FACE OF CLASS 4-A-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 4-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE FOR THE GROUPS IN AGGREGATE GROUP
2, THE PRINCIPAL PORTION OF REALIZED LOSSES ALLOCATED TO THE CLASS 4-A-1
CERTIFICATES WILL BE BORNE BY THE CLASS 4-A-2 CERTIFICATES AS DESCRIBED IN THE
POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                                     A-4A2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 4-A-2

evidencing an interest in a Trust consisting primarily of six loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                                     January 1, 2006

First Distribution Date:                          February 21, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                                 $[_________]

Initial Class Certificate
Balance of this Class:                            $2,387,000.00

Pass-Through Rate:                                Variable

CUSIP No.:                                        058927 AK 0

ISIN No.:                                         US058927AK04

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated January 31, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-4A2-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate equal to the Net WAC of the Group 4 Mortgage Loans.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     A-4A2-3

                                  EXHIBIT A-5A1

                    [FORM OF FACE OF CLASS 5-A-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 5-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-5A1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 5-A-1

evidencing an interest in a Trust consisting primarily of six loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                                     January 1, 2006

First Distribution Date:                          February 21, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                                 $[_________]

Initial Class Certificate
Balance of this Class:                            $56,349,000.00

Pass-Through Rate:                                Variable

CUSIP No.:                                        058927 AL 8

ISIN No.:                                         US058927AL86

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated January 31, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-5A1-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate equal to the Net WAC of the Group 5 Mortgage Loans.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     A-5A1-3

                                  EXHIBIT A-5A2

                    [FORM OF FACE OF CLASS 5-A-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 5-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE FOR THE GROUPS IN AGGREGATE GROUP
3, THE PRINCIPAL PORTION OF REALIZED LOSSES ALLOCATED TO THE CLASS 5-A-1
CERTIFICATES WILL BE BORNE BY THE CLASS 5-A-2 CERTIFICATES AS DESCRIBED IN THE
POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                                     A-5A2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 5-A-2

evidencing an interest in a Trust consisting primarily of six loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                                     January 1, 2006

First Distribution Date:                          February 21, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                                 $[___________]

Initial Class Certificate
Balance of this Class:                            $2,284,000.00

Pass-Through Rate:                                Variable

CUSIP No.:                                        058927 AM 6

ISIN No.:                                         US058927AM69

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated January 31, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-5A2-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate equal to the Net WAC of the Group 5 Mortgage Loans.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     A-5A2-3

                                  EXHIBIT A-6A1

                    [FORM OF FACE OF CLASS 6-A-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 6-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-6A1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 6-A-1

evidencing an interest in a Trust consisting primarily of six loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                                     January 1, 2006

First Distribution Date:                          February 21, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                                 $[________]

Initial Class Certificate
Balance of this Class:                            $129,873,000.00

Pass-Through Rate:                                Variable

CUSIP No.:                                        058927 AN 4

ISIN No.:                                         US058927AN43

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated January 31, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-6A1-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate equal to the Net WAC of the Group 6 Mortgage Loans.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     A-6A1-3

                                  EXHIBIT A-6A2

                    [FORM OF FACE OF CLASS 6-A-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 6-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW. AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE FOR THE
GROUPS IN AGGREGATE GROUP 3, THE PRINCIPAL PORTION OF REALIZED LOSSES ALLOCATED
TO THE CLASS 6-A-1 CERTIFICATES WILL BE BORNE BY THE CLASS 6-A-2 CERTIFICATES AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                                     A-6A2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 6-A-2

evidencing an interest in a Trust consisting primarily of six loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                                     January 1, 2006

First Distribution Date:                          February 21, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                                 $[_________]

Initial Class Certificate
Balance of this Class:                            $5,265,000.00

Pass-Through Rate:                                Variable

CUSIP No.:                                        058927 AQ 7

ISIN No.:                                         US058927AQ73

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated January 31, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-6A2-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate equal to the Net WAC of the Group 6 Mortgage Loans.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     A-6A2-3

                                  EXHIBIT B-1B1

                    [FORM OF FACE OF CLASS 1-B-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 1-B-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES
OF GROUP 1 AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                                     B-1B1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 1-B-1

evidencing an interest in a Trust consisting primarily of six loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                                     January 1, 2006

First Distribution Date:                          February 21, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                                 $[_________]

Initial Class Certificate
Balance of this Class:                            $5,589,000.00

Pass-Through Rate:                                Variable

CUSIP No.:                                        058927 AQ 7

ISIN No.:                                         US058927AQ73

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated January 31, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     B-1B1-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate equal to the Net WAC of the Group 1 Mortgage Loans.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     B-1B1-3

                                  EXHIBIT B-1B2

                    [FORM OF FACE OF CLASS 1-B-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 1-B-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES
OF GROUP 1 AND THE CLASS 1-B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND
SERVICING AGREEMENT.

                                     B-1B2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 1-B-2

evidencing an interest in a Trust consisting primarily of six loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                                     January 1, 2006

First Distribution Date:                          February 21, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                                 $[_________]

Initial Class Certificate
Balance of this Class:                            $1,927,000.00

Pass-Through Rate:                                Variable

CUSIP No.:                                        058927 AR 5

ISIN No.:                                         US058927AR56

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated January 31, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     B-1B2-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate equal to the Net WAC of the Group 1 Mortgage Loans.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     B-1B2-3

                                  EXHIBIT B-1B3

                    [FORM OF FACE OF CLASS 1-B-3 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 1-B-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES
OF GROUP 1, THE CLASS 1-B-1 CERTIFICATES AND THE CLASS 1-B-2 CERTIFICATES AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                                     B-1B3-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 1-B-3

evidencing an interest in a Trust consisting primarily of six loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                                     January 1, 2006

First Distribution Date:                          February 21, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                                 $[_________]

Initial Class Certificate
Balance of this Class:                            $1,156,000.00

Pass-Through Rate:                                Variable

CUSIP No.:                                        058927 AS 3

ISIN No.:                                         US058927AS30

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated January 31, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     B-1B3-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for each Loan Group)
of the Net WAC of each of the Group 2 Mortgage Loans, the Group 3 Mortgage Loans
and the Group 4 Mortgage Loans.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     B-1B3-3

                                  EXHIBIT B-1B4

                    [FORM OF FACE OF CLASS 1-B-4 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 1-B-4

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES
OF GROUP 1, THE CLASS 1-B-1 CERTIFICATES, THE CLASS 1-B-2 CERTIFICATES AND THE
CLASS 1-B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT
REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION
EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE
WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF
OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW")
WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN
"PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW.
TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO
THE SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER, IN FORM AND
SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, STATING THAT (A) IT IS
NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY
SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE
SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY
GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED
TRANSACTION CLASS

                                     B-1B4-1

EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO
PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND
LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER
PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN
SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10%
OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH
AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF
ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE
PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND
SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, TO THE EFFECT THAT THE
PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT
CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING
OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE
DEPOSITOR, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR OR THE TRUSTEE TO
ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING
AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN
SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION
LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE
PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE
PRECEDING SENTENCE TO THE SECURITIES ADMINISTRATOR. THE POOLING AND SERVICING
AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF
THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY
PURPORTED TRANSFEREE.

                                     B-1B4-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 1-B-4

evidencing an interest in a Trust consisting primarily of six loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                                     January 1, 2006

First Distribution Date:                          February 21, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                                 [__________]

Initial Class Certificate
Balance of this Class:                            $771,000.00

Pass-Through Rate:                                Variable

CUSIP No.:                                        058927 BA 1

ISIN No.:                                         US058927BA13

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated January 31, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     B-1B4-3

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate equal to the Net WAC of the Group 1 Mortgage Loans.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of
1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the
1933 Act, the Securities Administrator or the Depositor may require a written
Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the
Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of
Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the
Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as
Exhibit G-2B, which certificates shall not be an expense of the Securities
Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     B-1B4-4

                                  EXHIBIT B-1B5

                    [FORM OF FACE OF CLASS 1-B-5 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 1-B-5

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES
OF GROUP 1, THE CLASS 1-B-1 CERTIFICATES, THE CLASS 1-B-2 CERTIFICATES, THE
CLASS 1-B-3 CERTIFICATES AND THE CLASS 1-B-4 CERTIFICATES AS DESCRIBED IN THE
POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT
REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION
EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE
WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF
OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW")
WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN
"PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW.
TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO
THE SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER, IN FORM AND
SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, STATING THAT (A) IT IS
NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY
SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE
SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY
GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED
TRANSACTION CLASS

                                     B-1B5-1

EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO
PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND
LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER
PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN
SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10%
OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH
AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF
ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE
PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND
SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, TO THE EFFECT THAT THE
PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT
CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING
OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE
DEPOSITOR, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR OR THE TRUSTEE TO
ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING
AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN
SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION
LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE
PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE
PRECEDING SENTENCE TO THE SECURITIES ADMINISTRATOR. THE POOLING AND SERVICING
AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF
THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY
PURPORTED TRANSFEREE.

                                     B-1B5-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 1-B-5

evidencing an interest in a Trust consisting primarily of six loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                                     January 1, 2006

First Distribution Date:                          February 21, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                                 $[__________]

Initial Class Certificate
Balance of this Class:                            $578,000.00

Pass-Through Rate:                                Variable

CUSIP No.:                                        058927 BB 9

ISIN No.:                                         US058927BB95

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated January 31, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     B-1B5-3

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate equal to the Net WAC of the Group 1 Mortgage Loans.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of
1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the
1933 Act, the Securities Administrator or the Depositor may require a written
Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the
Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of
Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the
Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as
Exhibit G-2B, which certificates shall not be an expense of the Securities
Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     B-1B5-4

                                  EXHIBIT B-1B6

                    [FORM OF FACE OF CLASS 1-B-6 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 1-B-6

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES
OF GROUP 1, THE CLASS 1-B-1 CERTIFICATES, THE CLASS 1-B-2 CERTIFICATES, THE
CLASS 1-B-3 CERTIFICATES, THE CLASS 1-B-4 CERTIFICATES AND THE CLASS 1-B-5
CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT
REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION
EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE
WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF
OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW")
WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN
"PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW.
TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO
THE SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER, IN FORM AND
SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, STATING THAT (A) IT IS
NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY
SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE
SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY
GENERAL ACCOUNT" (AS SUCH

                                     B-1B6-1

TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60
("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH
RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES
FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS
MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION
V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE
TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS
ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND
ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE
95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY
TO THE SECURITIES ADMINISTRATOR, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF
THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT CONSTITUTE OR RESULT IN A
NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA, SECTION 4975 OF
THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE MASTER SERVICER,
THE SECURITIES ADMINISTRATOR OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO
THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO
ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE
THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE
PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION
LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE
SECURITIES ADMINISTRATOR. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY
ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL
BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                                     B-1B6-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 1-B-6

evidencing an interest in a Trust consisting primarily of six loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                                     January 1, 2006

First Distribution Date:                          February 21, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                                 $[_________]

Initial Class Certificate
Balance of this Class:                            $578,720.33

Pass-Through Rate:                                Variable

CUSIP No.:                                        058927 BC 7

ISIN No.:                                         US058927BC78

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated January 31, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     B-1B6-3

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate equal to the Net WAC of the Group 1 Mortgage Loans.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of
1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the
1933 Act, the Securities Administrator or the Depositor may require a written
Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the
Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of
Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the
Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as
Exhibit G-2B, which certificates shall not be an expense of the Securities
Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     B-1B6-4

                                  EXHIBIT B-2M1

                    [FORM OF FACE OF CLASS 2-M-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 2-M-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW. THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO
THE SENIOR CERTIFICATES OF GROUP 2, THE SENIOR CERTIFICATES OF GROUP 3 AND THE
SENIOR CERTIFICATES OF GROUP 4 AS DESCRIBED IN THE POOLING AND SERVICING
AGREEMENT.

                                     B-2M1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 2-M-1

evidencing an interest in a Trust consisting primarily of six loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                                     January 1, 2006

First Distribution Date:                          February 21, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                                 $[_________]

Initial Class Certificate
Balance of this Class:                            $9,809,000.00

Pass-Through Rate:                                Variable

CUSIP No.:                                        058927 AT 1

ISIN No.:                                         US058927AT13

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated January 31, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     B-2M1-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for each Loan Group)
of the Net WAC of each of the Group 2 Mortgage Loans, the Group 3 Mortgage Loans
and the Group 4 Mortgage Loans.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     B-2M1-3

                                  EXHIBIT B-2B1

                    [FORM OF FACE OF CLASS 2-B-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 2-B-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES
OF GROUP 2, THE SENIOR CERTIFICATES OF GROUP 3, THE SENIOR CERTIFICATES OF GROUP
4 AND THE CLASS 2-M-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING
AGREEMENT.

                                     B-2B1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 2-B-1

evidencing an interest in a Trust consisting primarily of six loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                                     January 1, 2006

First Distribution Date:                          February 21, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                                 $[__________]

Initial Class Certificate
Balance of this Class:                            $5,679,000.00

Pass-Through Rate:                                Variable

CUSIP No.:                                        058927 AU 8

ISIN No.:                                         US058927AU85

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated January 31, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     B-2B1-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for each Loan Group)
of the weighted average of the Net WAC of each of the Group 2 Mortgage Loans, the Group 3 Mortgage Loans and the Group 4 Mortgage Loans.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     B-2B1-3

                                  EXHIBIT B-2B2

                    [FORM OF FACE OF CLASS 2-B-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 2-B-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES
OF GROUP 2, THE SENIOR CERTIFICATES OF GROUP 3, THE SENIOR CERTIFICATES OF GROUP
4, THE CLASS 2-M-1 CERTIFICATES AND THE CLASS 2-B-1 CERTIFICATES AS DESCRIBED IN
THE POOLING AND SERVICING AGREEMENT.

                                     B-2B2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 2-B-2

evidencing an interest in a Trust consisting primarily of six loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                                     January 1, 2006

First Distribution Date:                          February 21, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                                 $[__________]

Initial Class Certificate
Balance of this Class:                            $5,679,000.00

Pass-Through Rate:                                Variable

CUSIP No.:                                        058927 AV 6

ISIN No.:                                         US058927AV68

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated January 31, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     B-2B2-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for each Loan Group)
of the Net WAC of each of the Group 2 Mortgage Loans, the Group 3 Mortgage Loans
and the Group 4 Mortgage Loans.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     B-2B2-3

                                  EXHIBIT B-2B3

                    [FORM OF FACE OF CLASS 2-B-3 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 2-B-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES
OF GROUP 2, THE SENIOR CERTIFICATES OF GROUP 3, THE SENIOR CERTIFICATES OF GROUP
4, THE CLASS 2-M-1 CERTIFICATES, THE CLASS 2-B-1 CERTIFICATES AND THE CLASS
2-B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                                     B-2B3-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 2-B-3

evidencing an interest in a Trust consisting primarily of six loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                                     January 1, 2006

First Distribution Date:                          February 21, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                                 $[_________]

Initial Class Certificate
Balance of this Class:                            $4,130,000.00

Pass-Through Rate:                                Variable

CUSIP No.:                                        058927 AW 4

ISIN No.:                                         US058927AW42

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated January 31, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     B-2B3-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for each Loan Group)
of the Net WAC of the Group 2 Mortgage Loans, the Group 3 Mortgage Loans and the
Group 4 Mortgage Loans.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     B-2B3-3

                                  EXHIBIT B-2B4

                    [FORM OF FACE OF CLASS 2-B-4 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 2-B-4

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES
OF GROUP 2, THE SENIOR CERTIFICATES OF GROUP 3 , THE SENIOR CERTIFICATES OF
GROUP 4, THE CLASS 2-M-1 CERTIFICATES, THE CLASS 2-B-1 CERTIFICATES, THE CLASS
2-B-2 CERTIFICATES AND THE CLASS 2-B-3 CERTIFICATES AS DESCRIBED IN THE POOLING
AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT
REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION
EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE
WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF
OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW")
WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN
"PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW.
TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO
THE SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER, IN FORM AND
SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, STATING THAT (A) IT IS
NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY
SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE
SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY
GENERAL ACCOUNT" (AS SUCH

                                     B-2B4-1

TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60
("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH
RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES
FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS
MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION
V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE
TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS
ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND
ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE
95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY
TO THE SECURITIES ADMINISTRATOR, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF
THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT CONSTITUTE OR RESULT IN A
NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA, SECTION 4975 OF
THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE MASTER SERVICER,
THE SECURITIES ADMINISTRATOR OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO
THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO
ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE
THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE
PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION
LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE
SECURITIES ADMINISTRATOR. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY
ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL
BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                                     B-2B4-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 2-B-4

evidencing an interest in a Trust consisting primarily of six loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                                     January 1, 2006

First Distribution Date:                          February 21, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                                 $[_________]

Initial Class Certificate
Balance of this Class:                            $3,356,000.00

Pass-Through Rate:                                Variable

CUSIP No.:                                        058927 BD 5

ISIN No.:                                         US058927BD51

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated January 31, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     B-2B4-3

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for each Loan Group)
of the Net WAC of each of the Group 2 Mortgage Loans, the Group 3 Mortgage Loans
and the Group 4 Mortgage Loans.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of
1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the
1933 Act, the Securities Administrator or the Depositor may require a written
Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the
Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of
Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the
Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as
Exhibit G-2B, which certificates shall not be an expense of the Securities
Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     B-2B4-4

                                  EXHIBIT B-2B5

                    [FORM OF FACE OF CLASS 2-B-5 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 2-B-5

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES
OF GROUP 2, THE SENIOR CERTIFICATES OF GROUP 3 , THE SENIOR CERTIFICATES OF
GROUP 4, THE CLASS 2-M-1 CERTIFICATES, THE CLASS 2-B-1 CERTIFICATES, THE CLASS
2-B-2 CERTIFICATES, THE CLASS 2-B-3 CERTIFICATES AND THE CLASS 2-B-4
CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT
REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION
EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE
WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF
OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW")
WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN
"PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW.
TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO
THE SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER, IN FORM AND
SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, STATING THAT (A) IT IS
NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY
SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE
SOURCE OF FUNDS USED TO PURCHASE THIS

                                     B-2B5-1

CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED
IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"),
60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE
AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S)
HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME
EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY
THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND
LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER
SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN
INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II)
AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE SECURITIES
ADMINISTRATOR, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY
OR ON BEHALF OF SUCH PLAN WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT
PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR
SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE MASTER SERVICER, THE
SECURITIES ADMINISTRATOR OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE
UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS
CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE
REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE
PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION
LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE
SECURITIES ADMINISTRATOR. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY
ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL
BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                                     B-2B5-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 2-B-5

evidencing an interest in a Trust consisting primarily of six loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                                     January 1, 2006

First Distribution Date:                          February 21, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                                 $[_________]

Initial Class Certificate
Balance of this Class:                            $2,839,000.00

Pass-Through Rate:                                Variable

CUSIP No.:                                        058927 BE 3

ISIN No.:                                         US058927BE35

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated January 31, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     B-2B5-3

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for each Loan Group)
of the Net WAC of each of the Group 2 Mortgage Loans, the Group 3 Mortgage Loans
and the Group 4 Mortgage Loans.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of
1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the
1933 Act, the Securities Administrator or the Depositor may require a written
Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the
Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of
Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the
Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as
Exhibit G-2B, which certificates shall not be an expense of the Securities
Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     B-2B5-4

                                  EXHIBIT B-2B6

                    [FORM OF FACE OF CLASS 2-B-6 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 2-B-6

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES
OF GROUP 2, THE SENIOR CERTIFICATES OF GROUP 3 , THE SENIOR CERTIFICATES OF
GROUP 4, THE CLASS 2-M-1 CERTIFICATES, THE CLASS 2-B-1 CERTIFICATES, THE CLASS
2-B-2 CERTIFICATES, THE CLASS 2-B-3 CERTIFICATES, THE CLASS 2-B-4 CERTIFICATES
AND THE CLASS 2-B-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING
AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT
REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION
EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE
WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF
OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW")
WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN
"PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW.
TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO
THE SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER, IN FORM AND
SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, STATING THAT (A) IT IS
NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY
SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE
SOURCE OF FUNDS USED TO PURCHASE THIS

                                     B-2B6-1

CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED
IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"),
60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE
AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S)
HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME
EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY
THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND
LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER
SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN
INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II)
AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE SECURITIES
ADMINISTRATOR, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY
OR ON BEHALF OF SUCH PLAN WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT
PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR
SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE MASTER SERVICER, THE
SECURITIES ADMINISTRATOR OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE
UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS
CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE
REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE
PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION
LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE
SECURITIES ADMINISTRATOR. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY
ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL
BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                                     B-2B6-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 2-B-6

evidencing an interest in a Trust consisting primarily of six loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                                     January 1, 2006

First Distribution Date:                          February 21, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                                 $[_________]

Initial Class Certificate
Balance of this Class:                            $2,065,757.96

Pass-Through Rate:                                Variable

CUSIP No.:                                        058927 BF 0

ISIN No.:                                         US058927BF00

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated January 31, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     B-2B6-3

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for each Loan Group)
of the Net WAC of each of the Group 2 Mortgage Loans, the Group 3 Mortgage Loans
and the Group 4 Mortgage Loans.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of
1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the
1933 Act, the Securities Administrator or the Depositor may require a written
Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the
Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of
Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the
Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as
Exhibit G-2B, which certificates shall not be an expense of the Securities
Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     B-2B6-4

                                  EXHIBIT B-3B1

                    [FORM OF FACE OF CLASS 3-B-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 3-B-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES
OF GROUP 5 AND THE SENIOR CERTIFICATES OF GROUP 6 AS DESCRIBED IN THE POOLING
AND SERVICING AGREEMENT.

                                     B-3B1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 3-B-1

evidencing an interest in a Trust consisting primarily of six loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                                     January 1, 2006

First Distribution Date:                          February 21, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                                 $[__________]

Initial Class Certificate
Balance of this Class:                            $3,524,000.00

Pass-Through Rate:                                Variable

CUSIP No.:                                        058927 AX 2

ISIN No.:                                         US058927AX25

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated January 31, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     B-3B1-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for each Loan Group)
of the Net WAC of each of the Group 5 Mortgage Loans and the Group 6 Mortgage
Loans.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     B-3B1-3

                                  EXHIBIT B-3B2

                    [FORM OF FACE OF CLASS 3-B-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
               Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 3-B-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES
OF GROUP 5, THE SENIOR CERTIFICATES OF GROUP 6 AND THE CLASS 3-B-1 CERTIFICATES
AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                                     B-3B2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 3-B-2

evidencing an interest in a Trust consisting primarily of six loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                                     January 1, 2006

First Distribution Date:                          February 21, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                                 $[_________]

Initial Class Certificate
Balance of this Class:                            $1,409,000.00

Pass-Through Rate:                                Variable

CUSIP No.:                                        058927 AY 0

ISIN No.:                                         US058927AY08

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated January 31, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     B-3B2-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for each Loan Group)
of the Net WAC of each of the Group 5 Mortgage Loans and the Group 6 Mortgage
Loans.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     B-3B2-3

                                  EXHIBIT B-3B3

                    [FORM OF FACE OF CLASS 3-B-3 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 3-B-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES
OF GROUP 5, THE SENIOR CERTIFICATES OF GROUP 6, THE CLASS 3-B-1 CERTIFICATES AND
THE CLASS 3-B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING
AGREEMENT.

                                     B-3B3-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 3-B-3

evidencing an interest in a Trust consisting primarily of six loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                                     January 1, 2006

First Distribution Date:                          February 21, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                                 $[__________]

Initial Class Certificate
Balance of this Class:                            $805,000.00

Pass-Through Rate:                                Variable

CUSIP No.:                                        058927 AZ 7

ISIN No.:                                         US058927AZ72

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated January 31, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     B-3B3-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for each Loan Group)
of the Net WAC of each of the Group 5 Mortgage Loans and the Group 6 Mortgage
Loans.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     B-3B3-3

                                  EXHIBIT B-3B4

                    [FORM OF FACE OF CLASS 3-B-4 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 3-B-4

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES
OF GROUP 5, THE SENIOR CERTIFICATES OF GROUP 6, THE CLASS 3-B-1 CERTIFICATES,
THE CLASS 3-B-2 CERTIFICATES AND THE CLASS 3-B-3 CERTIFICATES AS DESCRIBED IN
THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT
REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION
EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE
WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF
OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW")
WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN
"PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW.
TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO
THE SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER, IN FORM AND
SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, STATING THAT (A) IT IS
NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY
SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE
SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY
GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED
TRANSACTION CLASS

                                     B-3B4-1

EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO
PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND
LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER
PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN
SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10%
OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH
AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF
ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE
PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND
SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, TO THE EFFECT THAT THE
PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT
CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING
OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE
DEPOSITOR, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR OR THE TRUSTEE TO
ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING
AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN
SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION
LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE
PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE
PRECEDING SENTENCE TO THE SECURITIES ADMINISTRATOR. THE POOLING AND SERVICING
AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF
THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY
PURPORTED TRANSFEREE.

                                     B-3B4-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 3-B-4

evidencing an interest in a Trust consisting primarily of six loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                                     January 1, 2006

First Distribution Date:                          February 21, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                                 $[_________]

Initial Class Certificate
Balance of this Class:                            $806,000.00

Pass-Through Rate:                                Variable

CUSIP No.:                                        058927 BG 8

ISIN No.:                                         US058927BG82

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated January 31, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     B-3B4-3

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for each Loan Group)
of the Net WAC of each of the Group 5 Mortgage Loans and the Group 6 Mortgage
Loans.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of
1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the
1933 Act, the Securities Administrator or the Depositor may require a written
Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the
Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of
Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the
Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as
Exhibit G-2B, which certificates shall not be an expense of the Securities
Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     B-3B4-4

                                  EXHIBIT B-3B5

                    [FORM OF FACE OF CLASS 3-B-5 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 3-B-5

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES
OF GROUP 5, THE SENIOR CERTIFICATES OF GROUP 6, THE CLASS 3-B-1 CERTIFICATES,
THE CLASS 3-B-2 CERTIFICATES, THE CLASS 3-B-3 CERTIFICATES AND THE CLASS 3-B-4
CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT
REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION
EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE
WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF
OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW")
WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN
"PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW.
TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO
THE SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER, IN FORM AND
SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, STATING THAT (A) IT IS
NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY
SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE
SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY
GENERAL ACCOUNT" (AS SUCH

                                     B-3B5-1

TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60
("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH
RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES
FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS
MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION
V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE
TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS
ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND
ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE
95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY
TO THE SECURITIES ADMINISTRATOR, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF
THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT CONSTITUTE OR RESULT IN A
NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA, SECTION 4975 OF
THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE MASTER SERVICER,
THE SECURITIES ADMINISTRATOR OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO
THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO
ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE
THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE
PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION
LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE
SECURITIES ADMINISTRATOR. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY
ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL
BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                                     B-3B5-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 3-B-5

evidencing an interest in a Trust consisting primarily of six loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                                     January 1, 2006

First Distribution Date:                          February 21, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                                 $[________]

Initial Class Certificate
Balance of this Class:                            $604,000.00

Pass-Through Rate:                                Variable

CUSIP No.:                                        058927 BH 6

ISIN No.:                                         US058927BH65

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated January 31, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     B-3B5-3

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for each Loan Group)
of the Net WAC of each of the Group 5 Mortgage Loans and the Group 6 Mortgage
Loans.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of
1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the
1933 Act, the Securities Administrator or the Depositor may require a written
Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the
Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of
Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the
Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as
Exhibit G-2B, which certificates shall not be an expense of the Securities
Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     B-3B5-4

                                  EXHIBIT B-3B6

                    [FORM OF FACE OF CLASS 3-B-6 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 3-B-6

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES
OF GROUP 5, THE SENIOR CERTIFICATES OF GROUP 6, THE CLASS 3-B-1 CERTIFICATES,
THE CLASS 3-B-2 CERTIFICATES, THE CLASS 3-B-3 CERTIFICATES, THE CLASS 3-B-4
CERTIFICATES AND THE CLASS 3-B-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND
SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT
REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION
EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE
WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF
OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW")
WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN
"PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW.
TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO
THE SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER, IN FORM AND
SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, STATING THAT (A) IT IS
NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY
SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE
SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY
GENERAL ACCOUNT" (AS SUCH

                                     B-3B6-1

TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60
("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH
RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES
FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS
MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION
V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE
TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS
ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND
ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE
95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY
TO THE SECURITIES ADMINISTRATOR, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF
THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT CONSTITUTE OR RESULT IN A
NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA, SECTION 4975 OF
THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE MASTER SERVICER,
THE SECURITIES ADMINISTRATOR OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO
THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO
ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE
THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE
PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION
LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE
SECURITIES ADMINISTRATOR. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY
ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL
BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                                     B-3B6-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-A
                                   Class 3-B-6

evidencing an interest in a Trust consisting primarily of six loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                                     January 1, 2006

First Distribution Date:                          February 21, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                                 $[________]

Initial Class Certificate
Balance of this Class:                            $402,743.47

Pass-Through Rate:                                Variable

CUSIP No.:                                        058927 BJ 2

ISIN No.:                                         US058927BJ22

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated January 31, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     B-3B6-3

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for each Loan Group)
of the Net WAC of each of the Group 5 Mortgage Loans and the Group 6 Mortgage
Loans.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of
1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the
1933 Act, the Securities Administrator or the Depositor may require a written
Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the
Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of
Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the
Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as
Exhibit G-2B, which certificates shall not be an expense of the Securities
Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     B-3B6-4

                                    EXHIBIT C

                      [FORM OF REVERSE OF ALL CERTIFICATES]

                       BANC OF AMERICA FUNDING CORPORATION
                       Mortgage Pass-Through Certificates

      This Certificate is one of a duly authorized issue of Certificates designated as Banc of America Funding Corporation Mortgage Pass-Through
Certificates, of the Series specified on the face hereof (collectively, the
"Certificates"), and representing a beneficial ownership interest in the Trust created by the Pooling and Servicing Agreement.

      The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Securities Administrator is not liable to the
Certificateholders for any amount payable under this Certificate or the Pooling and Servicing Agreement or, except as expressly provided in the Pooling and
Servicing Agreement, subject to any liability under the Pooling and Servicing
Agreement.

      This Certificate does not purport to summarize the Pooling and Servicing
Agreement and reference is made to the Pooling and Servicing Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Securities
Administrator.

      Pursuant to the terms of the Pooling and Servicing Agreement, a distribution will be made on the 20th day of each calendar month (or, if such day is not a Business Day, the next Business Day) (each, a "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the
Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount required pursuant to the Pooling and
Servicing Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month immediately preceding the month of such
Distribution Date or the Business Day immediately preceding such Distribution
Date, as set forth in the Pooling and Servicing Agreement.

      On each Distribution Date, the Securities Administrator shall distribute out of the Distribution Account to each Certificateholder of record on the related Record Date (other than with respect to the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or
(b) upon written request by the Holder of a Regular Certificate, by wire transfer or by such other means of payment as such Certificateholder and the
Securities Administrator shall agree upon, such Certificateholder's Percentage
Interest in the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth in Section 5.02 of the Pooling and
Servicing Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentation and surrender of such Certificate to the
Securities Administrator as contemplated by Section 10.01 of the Pooling and
Servicing Agreement.

      The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Securities

                                       C-1

Administrator and the rights of the Certificateholders under the Pooling and
Servicing Agreement at any time by the Depositor, the Master Servicer, the
Securities Administrator and the Trustee with the consent of the Holders of
Certificates affected by such amendment evidencing the requisite Percentage
Interest, as provided in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling and
Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

      As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Securities Administrator accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator and the Certificate Registrar
duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

      The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The Depositor, the Master Servicer, the Certificate Registrar, the
Securities Administrator and the Trustee and any agent of the Depositor, the
Master Servicer, the Certificate Registrar, the Securities Administrator or the
Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Certificate Registrar, the Trustee, the Securities Administrator or any such agent shall be affected by any notice to the contrary.

      On any Distribution Date on which (i) the aggregate Stated Principal
Balance of the Group 1 Mortgage Loans, (ii) the aggregate Stated Principal
Balance of the Aggregate Loan Group 2 Mortgage Loans or (iii) the aggregate
Stated Principal Balance of the Aggregate Loan Group 3 Mortgage Loans is less than 10% of the aggregate Cut-off Date Pool Principal Balance of such Mortgage
Loans, the Master Servicer has the option to purchase such Mortgage Loans under the conditions set forth in Section 10.01 of the Pooling and Servicing
Agreement. In the event that no such optional repurchases occur, the obligations and responsibilities created by the Pooling and Servicing Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the

                                       C-2

Trust or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the
Pooling and Servicing Agreement. In no event shall the Trust created by the
Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date thereof.

      Any term used herein that is defined in the Pooling and Servicing
Agreement shall have the meaning assigned in the Pooling and Servicing
Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                       C-3

      IN WITNESS WHEREOF, the Securities Administrator has caused this
Certificate to be duly executed.

Dated:

                                        WELLS FARGO BANK, N.A.,
                                        as Securities Administrator

                                        By _____________________________________
                                              Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

      This is one of the Certificates referred to in the Pooling and Servicing
Agreement referenced herein.

                                        WELLS FARGO BANK, N.A.,
                                        as Securities Administrator

                                        By _____________________________________
                                              Authorized Signatory

                                       C-4

                                   ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

      I (We) further direct the Securities Administrator to issue a new
Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

                                        ________________________________________
                                        Signature by or on behalf of assignor

                            DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

      Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________________ for the
account of ___________________, account number _________________________, or, if mailed by check, to Applicable statements should be mailed to___________________
________________________________________

      This information is provided by _________, the assignee named above, or , as its agent.

                                       C-5

                                   EXHIBIT D-1
                       LOAN GROUP 1 MORTGAGE LOAN SCHEDULE

                 [See separate Excel file on Closing Binder CD]

                                      D-1-1

LOANID    OCC        PROPTYPE     OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE
--------  ---------  -----------  -----  -------  -----  -----  ---------  --------  ---------

  419004  Primary    SFR            360      327     80      5   5/1/2003  1/1/2006   4/1/2033
  782263  Primary    SFR            360      321     80   5.25  11/1/2002  1/1/2006  10/1/2032
10477263  Primary    SFR            360      323     40   5.25   1/1/2003  1/1/2006  12/1/2032
10553303  Primary    SFR            360      321  20.04   5.25  11/1/2002  1/1/2006  10/1/2032
10807733  Primary    SFR            360      321   59.2   5.25  11/1/2002  1/1/2006  10/1/2032
11474285  Primary    SFR            360      334  63.49      5  12/1/2003  1/1/2006  11/1/2033
14279574  Primary    SFR            360      322     80  5.125  12/1/2002  1/1/2006  11/1/2032
16688517  Primary    SFR            360      324  79.71   5.25   2/1/2003  1/1/2006   1/1/2033
16933335  Primary    SFR            360      324  33.33   5.25   2/1/2003  1/1/2006   1/1/2033
19341361  Primary    SFR            360      327  51.19   5.25   5/1/2003  1/1/2006   4/1/2033
19426899  Primary    SFR            360      326  29.41   5.25   4/1/2003  1/1/2006   3/1/2033
19501931  Primary    SFR            360      325     80      5   3/1/2003  1/1/2006   2/1/2033
19563287  Primary    Condominium    360      326     80   5.25   4/1/2003  1/1/2006   3/1/2033
19813831  Primary    Condominium    360      326  78.67   5.25   4/1/2003  2/1/2006   3/1/2033
21644539  Primary    SFR            360      327  60.61   5.25   5/1/2003  2/1/2006   4/1/2033
24161648  Primary    SFR            360      329  71.61  4.875   7/1/2003  1/1/2006   6/1/2033
27417872  Primary    Condominium    360      332  47.06  4.375  10/1/2003  1/1/2006   9/1/2033
34482208  Primary    SFR            360      335  13.64      5   1/1/2004  1/1/2006  12/1/2033
34569608  Secondary  SFR            360      334     50   5.25  12/1/2003  1/1/2006  11/1/2033
35396738  Secondary  SFR            360      354  18.47    4.5   8/1/2005  1/1/2006   7/1/2035
35697515  Secondary  Condominium    360      334   69.9  4.875  12/1/2003  1/1/2006  11/1/2033
35762475  Primary    SFR            360      335  55.83  4.375   1/1/2004  1/1/2006  12/1/2033
35936814  Primary    SFR            360      335  50.99   4.75   1/1/2004  1/1/2006  12/1/2033
38832101  Primary    SFR            360      340  57.49    4.5   6/1/2004  1/1/2006   5/1/2034
39756408  Secondary  SFR            360      339  53.33    4.5   5/1/2004  1/1/2006   4/1/2034
40116394  Primary    SFR            360      342  73.96  4.875   8/1/2004  1/1/2006   7/1/2034
40485161  Primary    SFR            360      340  56.43   4.25   6/1/2004  1/1/2006   5/1/2034
40635534  Primary    SFR            360      357  66.67  5.125  11/1/2005  1/1/2006  10/1/2035
40774556  Primary    SFR            360      351   62.5  4.875   5/1/2005  1/1/2006   4/1/2035
40921934  Primary    SFR            360      342  58.12   4.25   8/1/2004  2/1/2006   7/1/2034
41067752  Primary    SFR            360      342  71.58   4.25   8/1/2004  1/1/2006   7/1/2034
41108317  Primary    SFR            360      342  78.98   4.25   8/1/2004  1/1/2006   7/1/2034
42478438  Secondary  SFR            360      341  60.78   4.25   7/1/2004  4/1/2006   6/1/2034
42539403  Primary    SFR            360      341  47.62   5.25   7/1/2004  2/1/2006   6/1/2034
43674787  Primary    SFR            360      343     80   4.75   9/1/2004  2/1/2006   8/1/2034
44316651  Primary    SFR            360      352  72.37  4.375   6/1/2005  1/1/2006   5/1/2035
44377109  Primary    SFR            360      343     70  4.875   9/1/2004  1/1/2006   8/1/2034
44457299  Primary    SFR            360      343     80   5.25   9/1/2004  1/1/2006   8/1/2034
45071305  Primary    SFR            360      344  64.98   5.25  10/1/2004  1/1/2006   9/1/2034
45277035  Secondary  SFR            360      356  79.96  5.125  10/1/2005  1/1/2006   9/1/2035
45601853  Primary    SFR            360      346  60.71  5.125  12/1/2004  1/1/2006  11/1/2034
45647153  Primary    Condominium    360      344     80   4.75  10/1/2004  1/1/2006   9/1/2034
46303566  Primary    SFR            360      344  66.94    4.5  10/1/2004  2/1/2006   9/1/2034
46307773  Primary    SFR            360      345  69.93  4.625  11/1/2004  2/1/2006  10/1/2034
46861191  Secondary  SFR            360      351  65.62    4.5   5/1/2005  1/1/2006   4/1/2035
46949897  Primary    Condominium    360      345  69.36   4.75  11/1/2004  1/1/2006  10/1/2034
46965083  Primary    SFR            360      346     80  4.625  12/1/2004  1/1/2006  11/1/2034
46971941  Primary    SFR            360      346   49.1  4.875  12/1/2004  1/1/2006  11/1/2034
47129523  Primary    Condominium    360      346  74.74  4.625  12/1/2004  1/1/2006  11/1/2034
47199906  Primary    SFR            360      345     80   4.75  11/1/2004  1/1/2006  10/1/2034
47450168  Primary    SFR            360      346     80  4.625  12/1/2004  1/1/2006  11/1/2034
47718879  Primary    SFR            360      348  61.95  4.625   2/1/2005  1/1/2006   1/1/2035
48001556  Primary    SFR            360      357  76.48  5.125  11/1/2005  2/1/2006  10/1/2035
48060065  Primary    SFR            360      351  54.84    4.5   5/1/2005  1/1/2006   4/1/2035
48144141  Secondary  SFR            360      347  57.14  4.875   1/1/2005  1/1/2006  12/1/2034
48259709  Secondary  SFR            360      347  60.73  4.625   1/1/2005  1/1/2006  12/1/2034
48759435  Primary    SFR            360      348     60    4.5   2/1/2005  1/1/2006   1/1/2035
49060205  Primary    Condominium    360      347     75   4.75   1/1/2005  1/1/2006  12/1/2034
49197809  Primary    SFR            360      348  43.75  4.625   2/1/2005  2/1/2006   1/1/2035
49271505  Secondary  Condominium    360      350  59.09   5.25   4/1/2005  1/1/2006   3/1/2035
49356033  Primary    SFR            360      356  58.14  4.875  10/1/2005  1/1/2006   9/1/2035
49818735  Primary    SFR            360      349  44.47   5.25   3/1/2005  1/1/2006   2/1/2035
49835416  Secondary  SFR            360      351  61.95  4.625   5/1/2005  1/1/2006   4/1/2035
49970585  Primary    SFR            360      349  62.52  4.875   3/1/2005  1/1/2006   2/1/2035
50106939  Primary    SFR            360      349  60.61   4.75   3/1/2005  2/1/2006   2/1/2035
50126572  Primary    SFR            360      356     70      5  10/1/2005  1/1/2006   9/1/2035
50404615  Primary    SFR            360      349     80  4.875   3/1/2005  1/1/2006   2/1/2035

LOANID    PANDI      PTDATE     OBAL          COBAL         PURPOSE   DOC         OAPPVAL        FRTRDATE   CEILING
--------  ---------  ---------  ------------  ------------  --------  ----------  -------------  ---------  -------

  419004   2,225.66  12/1/2005    414,600.00     72,354.05  Purchase  Full           525,000.00   4/1/2008       10
  782263   3,092.34  12/1/2005    560,000.00    532,749.45  R/T Refi  Full           700,000.00  10/1/2007    11.25
10477263   5,522.04  12/1/2005  1,000,000.00    954,040.20  R/T Refi  Full         2,500,000.00  12/1/2007    11.25
10553303   2,766.54  12/1/2005    501,000.00    476,620.50  R/T Refi  No Doc       2,500,000.00  10/1/2007    11.25
10807733   5,459.09  12/1/2005    988,600.00    940,492.79  R/T Refi  Full         1,670,000.00  10/1/2007    11.25
11474285   5,368.22  12/1/2005  1,000,000.00    999,429.43  Purchase  Full         1,575,000.00  11/1/2008       10
14279574   2,874.89  12/1/2005    528,000.00    501,942.44  R/T Refi  No Doc         660,000.00  11/1/2007   11.125
16688517   3,037.12  12/1/2005    550,000.00    121,941.79  C/O Refi  Full           690,000.00   1/1/2008    11.25
16933335   2,208.81  12/1/2005    400,000.00    382,153.20  R/T Refi  Full         1,200,000.00   1/1/2008    11.25
19341361   8,282.50  12/1/2005  1,499,900.00  1,499,900.00  C/O Refi  Full         2,930,000.00   4/1/2008    10.25
19426899   1,380.51  12/1/2005    250,001.00    250,001.00  C/O Refi  Full           850,000.00   3/1/2008    10.25
19501931   3,263.88  12/1/2005    608,000.00    580,033.37  R/T Refi  No Doc         760,000.00   2/1/2008       10
19563287   3,423.66  12/1/2005    620,000.00    593,990.80  Purchase  Full           775,000.00   3/1/2008    10.25
19813831   2,606.40   1/1/2006    472,000.00    451,784.21  Purchase  Full           600,000.00   3/1/2008    10.25
21644539   2,761.02   1/1/2006    500,000.00    489,141.74  R/T Refi  No Doc         825,000.00   4/1/2008    10.25
24161648   3,688.11  12/1/2005    908,511.00    907,543.49  Purchase  Asset Only   1,269,000.00   6/1/2008    9.875
27417872   1,997.14  12/1/2005    400,000.00    384,146.85  R/T Refi  Full           850,000.00   9/1/2008    9.375
34482208   8,052.32  12/1/2005  1,500,000.00  1,500,000.00  C/O Refi  Asset Only  11,000,000.00  12/1/2008       10
34569608   2,761.02  12/1/2005    500,000.00    500,000.00  R/T Refi  Asset Only   1,000,000.00  11/1/2008    10.25
35396738     760.03  12/1/2005    150,000.00    148,803.66  Purchase  Full         1,000,000.00   7/1/2010      9.5
35697515   1,476.72  12/1/2005    363,500.00    363,500.00  R/T Refi  No Doc         520,000.00  11/1/2008    9.875
35762475   3,609.83  12/1/2005    723,000.00    697,557.11  R/T Refi  No Doc       1,295,000.00  12/1/2008    9.375
35936814   1,781.25  12/1/2005    450,000.00    450,000.00  Purchase  Full           890,000.00  12/1/2008     9.75
38832101   3,180.00  12/1/2005    848,000.00    848,000.00  Purchase  Full         1,475,000.00   5/1/2009      9.5
39756408   7,312.50  12/1/2005  2,000,000.00  1,850,000.00  Purchase  Full         3,750,000.00   4/1/2009      9.5
40116394   2,074.50  12/1/2005    392,000.00    382,008.13  R/T Refi  No Doc         530,000.00   7/1/2009    9.875
40485161   5,595.83  12/1/2005  1,580,000.00  1,580,000.00  R/T Refi  Asset Only   2,800,000.00   5/1/2009     9.25
40635534   4,270.83  12/1/2005  1,000,000.00  1,000,000.00  Purchase  Full         1,500,000.00  10/1/2010   10.125
40774556   5,292.08  12/1/2005  1,000,000.00    988,752.23  R/T Refi  Full         1,600,000.00   4/1/2010    9.875
40921934   2,675.73   1/1/2006    755,500.00    755,500.00  R/T Refi  Asset Only   1,300,000.00   7/1/2009     9.25
41067752   1,445.00  12/1/2005    408,000.00    408,000.00  R/T Refi  Asset Only     570,000.00   7/1/2009     9.25
41108317   1,903.81  12/1/2005    387,000.00    377,108.25  R/T Refi  Full           490,000.00   7/1/2009     9.25
42478438   7,115.91   3/1/2006  1,446,500.00  1,306,308.42  Purchase  Asset Only   2,480,000.00   6/1/2009     9.25
42539403  27,610.19   1/1/2006  5,000,000.00  5,000,000.00  C/O Refi  Full        10,500,000.00   6/1/2009    10.25
43674787   3,296.81   1/1/2006    632,000.00    551,479.53  Purchase  Full           790,000.00   8/1/2009     9.75
44316651   2,746.07  12/1/2005    550,000.00    543,996.92  R/T Refi  Asset Only     760,000.00   5/1/2010    9.375
44377109   3,038.95  12/1/2005    749,700.00    748,048.02  Purchase  Asset Only   1,071,000.00   8/1/2009    9.875
44457299   3,754.99  12/1/2005    680,000.00    666,265.77  Purchase  Full           850,000.00   8/1/2009    10.25
45071305   7,355.35  12/1/2005  1,332,000.00  1,332,000.00  C/O Refi  Asset Only   2,050,000.00   9/1/2009    10.25
45277035     666.25  12/1/2005    156,000.00    155,999.72  Purchase  Full           200,000.00   9/1/2010   10.125
45601853  11,570.35  12/1/2005  2,125,000.00  2,125,000.00  C/O Refi  Asset Only   3,500,000.00  11/1/2009   10.125
45647153   3,505.47  12/1/2005    672,000.00    658,063.33  Purchase  Full           850,000.00   9/1/2009     9.75
46303566   4,104.15   1/1/2006    810,000.00    792,443.03  R/T Refi  Full         1,210,000.00   9/1/2009      9.5
46307773   1,791.80   1/1/2006    465,000.00    464,897.74  Purchase  Asset Only     665,000.00  10/1/2009    9.625
46861191   1,988.25  12/1/2005    530,200.00    530,200.00  Purchase  Asset Only     808,000.00   4/1/2010      9.5
46949897   1,715.94  12/1/2005    433,500.00    433,500.00  C/O Refi  Asset Only     625,000.00  10/1/2009     9.75
46965083   2,411.17  12/1/2005    625,600.00    625,600.00  Purchase  Full           782,000.00  11/1/2009    9.625
46971941   1,994.67  12/1/2005    491,000.00    490,994.69  R/T Refi  No Doc       1,000,000.00  11/1/2009    9.875
47129523   1,095.12  12/1/2005    213,000.00    209,063.79  C/O Refi  Full           285,000.00  11/1/2009    9.625
47199906   3,641.67  12/1/2005    920,000.00    920,000.00  Purchase  Full         1,150,000.00  10/1/2009     9.75
47450168   1,757.50  12/1/2005    456,000.00    456,000.00  Purchase  Full           590,000.00  11/1/2009    9.625
47718879   1,799.49  12/1/2005    350,000.00    344,477.54  C/O Refi  Full           565,000.00   1/1/2010    9.625
48001556   2,348.52   1/1/2006    550,000.00    549,846.22  Purchase  Asset Only     792,000.00  10/1/2010   10.125
48060065   1,887.75  12/1/2005    505,000.00    503,400.00  Purchase  Asset Only     995,000.00   4/1/2010      9.5
48144141  10,584.16  12/1/2005  2,000,000.00  1,967,239.95  R/T Refi  Asset Only   3,500,000.00  12/1/2009    9.875
48259709     578.13  12/1/2005    150,000.00    150,000.00  Purchase  Asset Only     250,000.00  12/1/2009    9.625
48759435   6,525.00  12/1/2005  1,740,000.00  1,740,000.00  C/O Refi  Asset Only   2,900,000.00   1/1/2010      9.5
49060205   2,269.17  12/1/2005    435,000.00    435,000.00  Purchase  Asset Only     580,000.00  12/1/2009     9.75
49197809   3,854.17   1/1/2006  2,100,000.00  1,000,000.00  R/T Refi  Full         4,800,000.00   1/1/2010    9.625
49271505   7,178.65  12/1/2005  1,300,000.00  1,300,000.00  R/T Refi  Asset Only   2,200,000.00   3/1/2010    10.25
49356033   4,062.50  12/1/2005  1,000,000.00  1,000,000.00  Purchase  Asset Only   1,720,000.00   9/1/2010    9.875
49818735   9,332.24  12/1/2005  1,690,000.00  1,690,000.00  R/T Refi  Full         3,800,000.00   2/1/2010    10.25
49835416   3,598.98  12/1/2005    700,000.00    688,052.92  Purchase  Full         1,130,000.00   4/1/2010    9.625
49970585   2,100.96  12/1/2005    397,000.00    397,000.00  R/T Refi  No Doc         635,000.00   2/1/2010    9.875
50106939   2,608.24   1/1/2006    500,000.00    488,029.89  Purchase  Asset Only     825,000.00   2/1/2010     9.75
50126572   4,008.83  12/1/2005    962,120.00    962,120.00  Purchase  Asset Only   1,374,458.00   9/1/2010       10
50404615   3,556.28  12/1/2005    672,000.00    672,000.00  Purchase  Full           840,000.00   2/1/2010    9.875

LOANID    FLOOR  CAPINT  MARGIN  INDEX     ODATE       ORIGINATOR   SERVICER     LPMI  SVCFEE
--------  -----  ------  ------  --------  ----------  -----------  -----------  ----  ------

  419004  2.75        2    2.75  1 YR CMT   3/21/2003  Wells Fargo  Wells Fargo     0    0.25
  782263  2.75        2    2.75  1 YR CMT   9/26/2002  Wells Fargo  Wells Fargo     0    0.25
10477263  2.75        2    2.75  1 YR CMT  11/27/2002  Wells Fargo  Wells Fargo     0    0.25
10553303  2.75        2    2.75  1 YR CMT   10/8/2002  Wells Fargo  Wells Fargo     0    0.25
10807733  2.75        2    2.75  1 YR CMT   9/17/2002  Wells Fargo  Wells Fargo     0    0.25
11474285  2.75        2    2.75  1 YR CMT  10/30/2003  Wells Fargo  Wells Fargo     0    0.25
14279574  2.75        2    2.75  1 YR CMT  10/22/2002  Wells Fargo  Wells Fargo     0    0.25
16688517  2.75        2    2.75  1 YR CMT  12/24/2002  Wells Fargo  Wells Fargo     0    0.25
16933335  2.75        2    2.75  1 YR CMT  12/30/2002  Wells Fargo  Wells Fargo     0    0.25
19341361  2.75        2    2.75  1 YR CMT   3/19/2003  Wells Fargo  Wells Fargo     0    0.25
19426899  2.75        2    2.75  1 YR CMT   2/25/2003  Wells Fargo  Wells Fargo     0    0.25
19501931  2.75        2    2.75  1 YR CMT   1/29/2003  Wells Fargo  Wells Fargo     0    0.25
19563287  2.75        2    2.75  1 YR CMT   2/21/2003  Wells Fargo  Wells Fargo     0    0.25
19813831  2.75        2    2.75  1 YR CMT   2/14/2003  Wells Fargo  Wells Fargo     0    0.25
21644539  2.75        2    2.75  1 YR CMT   3/14/2003  Wells Fargo  Wells Fargo     0    0.25
24161648  2.75        2    2.75  1 YR CMT   5/23/2003  Wells Fargo  Wells Fargo     0    0.25
27417872  2.75        2    2.75  1 YR CMT   7/31/2003  Wells Fargo  Wells Fargo     0    0.25
34482208  2.75        2    2.75  1 YR CMT  12/14/2003  Wells Fargo  Wells Fargo     0    0.25
34569608  2.75        2    2.75  1 YR CMT  10/14/2003  Wells Fargo  Wells Fargo     0    0.25
35396738  2.75        2    2.75  1 YR CMT   6/20/2005  Wells Fargo  Wells Fargo     0    0.25
35697515  2.75        2    2.75  1 YR CMT   11/3/2003  Wells Fargo  Wells Fargo     0    0.25
35762475  2.75        2    2.75  1 YR CMT  11/26/2003  Wells Fargo  Wells Fargo     0    0.25
35936814  2.75        2    2.75  1 YR CMT  11/21/2003  Wells Fargo  Wells Fargo     0    0.25
38832101  2.75        2    2.75  1 YR CMT   4/12/2004  Wells Fargo  Wells Fargo     0    0.25
39756408  2.75        2    2.75  1 YR CMT   3/15/2004  Wells Fargo  Wells Fargo     0    0.25
40116394  2.75        2    2.75  1 YR CMT   6/14/2004  Wells Fargo  Wells Fargo     0    0.25
40485161  2.75        2    2.75  1 YR CMT   3/27/2004  Wells Fargo  Wells Fargo     0    0.25
40635534  2.75        2    2.75  1 YR CMT    9/9/2005  Wells Fargo  Wells Fargo     0    0.25
40774556  2.75        2    2.75  1 YR CMT   3/28/2005  Wells Fargo  Wells Fargo     0    0.25
40921934  2.75        2    2.75  1 YR CMT   6/21/2004  Wells Fargo  Wells Fargo     0    0.25
41067752  2.75        2    2.75  1 YR CMT    6/8/2004  Wells Fargo  Wells Fargo     0    0.25
41108317  2.75        2    2.75  1 YR CMT    6/3/2004  Wells Fargo  Wells Fargo     0    0.25
42478438  2.75        2    2.75  1 YR CMT   5/17/2004  Wells Fargo  Wells Fargo     0    0.25
42539403  2.75        2    2.75  1 YR CMT   5/24/2004  Wells Fargo  Wells Fargo     0    0.25
43674787  2.75        2    2.75  1 YR CMT   7/12/2004  Wells Fargo  Wells Fargo     0    0.25
44316651  2.75        2    2.75  1 YR CMT    4/7/2005  Wells Fargo  Wells Fargo     0    0.25
44377109  2.75        2    2.75  1 YR CMT    8/4/2004  Wells Fargo  Wells Fargo     0    0.25
44457299  2.75        2    2.75  1 YR CMT    8/6/2004  Wells Fargo  Wells Fargo     0    0.25
45071305  2.75        2    2.75  1 YR CMT   8/26/2004  Wells Fargo  Wells Fargo     0    0.25
45277035  2.75        2    2.75  1 YR CMT   8/25/2005  Wells Fargo  Wells Fargo     0    0.25
45601853  2.75        2    2.75  1 YR CMT  10/12/2004  Wells Fargo  Wells Fargo     0    0.25
45647153  2.75        2    2.75  1 YR CMT   8/27/2004  Wells Fargo  Wells Fargo     0    0.25
46303566  2.75        2    2.75  1 YR CMT   8/27/2004  Wells Fargo  Wells Fargo     0    0.25
46307773  2.75        2    2.75  1 YR CMT    9/2/2004  Wells Fargo  Wells Fargo     0    0.25
46861191  2.75        2    2.75  1 YR CMT   3/30/2005  Wells Fargo  Wells Fargo     0    0.25
46949897  2.75        2    2.75  1 YR CMT   9/30/2004  Wells Fargo  Wells Fargo     0    0.25
46965083  2.75        2    2.75  1 YR CMT  10/14/2004  Wells Fargo  Wells Fargo     0    0.25
46971941  2.75        2    2.75  1 YR CMT  10/28/2004  Wells Fargo  Wells Fargo     0    0.25
47129523  2.75        2    2.75  1 YR CMT   11/1/2004  Wells Fargo  Wells Fargo     0    0.25
47199906  2.75        2    2.75  1 YR CMT   9/29/2004  Wells Fargo  Wells Fargo     0    0.25
47450168  2.75        2    2.75  1 YR CMT  10/21/2004  Wells Fargo  Wells Fargo     0    0.25
47718879  2.75        2    2.75  1 YR CMT  12/17/2004  Wells Fargo  Wells Fargo     0    0.25
48001556  2.75        2    2.75  1 YR CMT   8/30/2005  Wells Fargo  Wells Fargo     0    0.25
48060065  2.75        2    2.75  1 YR CMT   3/22/2005  Wells Fargo  Wells Fargo     0    0.25
48144141  2.75        2    2.75  1 YR CMT  11/18/2004  Wells Fargo  Wells Fargo     0    0.25
48259709  2.75        2    2.75  1 YR CMT  11/30/2004  Wells Fargo  Wells Fargo     0    0.25
48759435  2.75        2    2.75  1 YR CMT  12/14/2004  Wells Fargo  Wells Fargo     0    0.25
49060205  2.75        2    2.75  1 YR CMT  11/19/2004  Wells Fargo  Wells Fargo     0    0.25
49197809  2.75        2    2.75  1 YR CMT  12/27/2004  Wells Fargo  Wells Fargo     0    0.25
49271505  2.75        2    2.75  1 YR CMT    3/2/2005  Wells Fargo  Wells Fargo     0    0.25
49356033  2.75        2    2.75  1 YR CMT    8/5/2005  Wells Fargo  Wells Fargo     0    0.25
49818735  2.75        2    2.75  1 YR CMT   1/28/2005  Wells Fargo  Wells Fargo     0    0.25
49835416  2.75        2    2.75  1 YR CMT   3/29/2005  Wells Fargo  Wells Fargo     0    0.25
49970585  2.75        2    2.75  1 YR CMT   1/25/2005  Wells Fargo  Wells Fargo     0    0.25
50106939  2.75        2    2.75  1 YR CMT   1/31/2005  Wells Fargo  Wells Fargo     0    0.25
50126572  2.75        2    2.75  1 YR CMT   8/18/2005  Wells Fargo  Wells Fargo     0    0.25
50404615  2.75        2    2.75  1 YR CMT   1/27/2005  Wells Fargo  Wells Fargo     0    0.25

LOANID    OCC        PROPTYPE     OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE
--------  ---------  -----------  -----  -------  -----  -----  ---------  --------  ---------

50631365  Primary    SFR            360      355     25   4.75   9/1/2005  7/1/2006   8/1/2035
50841626  Secondary  SFR            360      352     80    4.5   6/1/2005  1/1/2006   5/1/2035
50899376  Primary    SFR            360      351     80  4.625   5/1/2005  1/1/2006   4/1/2035
50962398  Primary    Condominium    360      351     80  4.625   5/1/2005  1/1/2006   4/1/2035
50965763  Secondary  SFR            360      351     80    4.5   5/1/2005  1/1/2006   4/1/2035
51119964  Primary    SFR            360      355  79.76  4.875   9/1/2005  1/1/2006   8/1/2035
51167641  Primary    SFR            360      356     80  5.125  10/1/2005  1/1/2006   9/1/2035
51220614  Primary    SFR            360      351   45.4    4.5   5/1/2005  1/1/2006   4/1/2035
51263317  Primary    SFR            360      352  70.65  4.625   6/1/2005  1/1/2006   5/1/2035
51283778  Primary    SFR            360      352     80  4.625   6/1/2005  1/1/2006   5/1/2035
51328862  Primary    SFR            360      352     80  4.375   6/1/2005  1/1/2006   5/1/2035
51348829  Primary    SFR            360      351  66.35    4.5   5/1/2005  1/1/2006   4/1/2035
51393486  Primary    SFR            360      351  66.67  4.375   5/1/2005  2/1/2006   4/1/2035
51501179  Primary    SFR            360      352  71.43  4.625   6/1/2005  1/1/2006   5/1/2035
51551141  Primary    SFR            360      351     80  4.625   5/1/2005  1/1/2006   4/1/2035
51554467  Primary    SFR            360      351  73.86    4.5   5/1/2005  1/1/2006   4/1/2035
51642536  Primary    SFR            360      352     80    4.5   6/1/2005  2/1/2006   5/1/2035
51724185  Primary    Condominium    360      352     80    4.5   6/1/2005  1/1/2006   5/1/2035
51729176  Primary    SFR            360      351  35.48  4.375   5/1/2005  1/1/2006   4/1/2035
51746725  Secondary  Condominium    360      353     75  4.875   7/1/2005  1/1/2006   6/1/2035
51753135  Primary    SFR            360      352  47.62  4.625   6/1/2005  1/1/2006   5/1/2035
51768893  Primary    SFR            360      356  73.17   4.75  10/1/2005  1/1/2006   9/1/2035
51794188  Primary    SFR            360      353     70   5.25   7/1/2005  3/1/2006   6/1/2035
51795839  Primary    SFR            360      353     60   5.25   7/1/2005  2/1/2006   6/1/2035
51825107  Primary    Condominium    360      351     80      4   5/1/2005  1/1/2006   4/1/2035
51848067  Primary    SFR            360      351  56.52  4.375   5/1/2005  1/1/2006   4/1/2035
51863397  Primary    SFR            360      356  34.48      5  10/1/2005  1/1/2006   9/1/2035
51872547  Primary    SFR            360      351   62.5  4.625   5/1/2005  1/1/2006   4/1/2035
51901767  Primary    SFR            360      352   57.5  4.625   6/1/2005  2/1/2006   5/1/2035
51943652  Primary    Condominium    360      352     80   5.25   6/1/2005  1/1/2006   5/1/2035
52015732  Primary    SFR            360      353  68.73  4.875   7/1/2005  2/1/2006   6/1/2035
52043411  Primary    Condominium    360      356     80   4.75  10/1/2005  1/1/2006   9/1/2035
52102191  Primary    SFR            360      351     75    4.5   5/1/2005  1/1/2006   4/1/2035
52112059  Primary    SFR            360      351     75   5.25   5/1/2005  1/1/2006   4/1/2035
52119401  Secondary  SFR            360      352  72.73  4.875   6/1/2005  1/1/2006   5/1/2035
52198249  Secondary  SFR            360      351     80    4.5   5/1/2005  1/1/2006   4/1/2035
52261609  Primary    SFR            360      351     80    4.5   5/1/2005  1/1/2006   4/1/2035
52359007  Secondary  SFR            360      352     65  4.625   6/1/2005  1/1/2006   5/1/2035
52406881  Primary    SFR            360      352     80  4.625   6/1/2005  1/1/2006   5/1/2035
52430006  Secondary  SFR            360      353  33.33   5.25   7/1/2005  1/1/2006   6/1/2035
52695756  Primary    SFR            360      356     80  4.875  10/1/2005  1/1/2006   9/1/2035
52853538  Primary    SFR            360      356  54.18  4.875  10/1/2005  1/1/2006   9/1/2035
52860764  Secondary  Condominium    360      356  74.99  4.875  10/1/2005  1/1/2006   9/1/2035
52867215  Primary    SFR            360      353  56.35  4.625   7/1/2005  2/1/2006   6/1/2035
52897477  Primary    SFR            360      357     80      5  11/1/2005  1/1/2006  10/1/2035
52902871  Secondary  SFR            360      353  41.67  5.125   7/1/2005  1/1/2006   6/1/2035
52924172  Secondary  SFR            360      355  79.95  4.875   9/1/2005  1/1/2006   8/1/2035
53030342  Primary    Condominium    360      357     80      5  11/1/2005  2/1/2006  10/1/2035
53200341  Secondary  Condominium    360      355     80   5.25   9/1/2005  1/1/2006   8/1/2035
53308128  Primary    Condominium    360      357  72.36      5  11/1/2005  1/1/2006  10/1/2035
53418547  Primary    SFR            360      353  71.02   5.25   7/1/2005  1/1/2006   6/1/2035
53444048  Primary    Condominium    360      353     80      5   7/1/2005  1/1/2006   6/1/2035
53469649  Primary    SFR            360      358     80      5  12/1/2005  2/1/2006  11/1/2035
53477584  Primary    SFR            360      353     80   4.75   7/1/2005  1/1/2006   6/1/2035
53496071  Primary    SFR            360      356     25   4.75  10/1/2005  1/1/2006   9/1/2035
53725669  Primary    SFR            360      352     70  5.125   6/1/2005  2/1/2006   5/1/2035
53764692  Secondary  SFR            360      355     75   4.75   9/1/2005  2/1/2006   8/1/2035
53878815  Primary    SFR            360      353     70  4.875   7/1/2005  1/1/2006   6/1/2035
53910089  Primary    Condominium    360      357     80      5  11/1/2005  1/1/2006  10/1/2035
53948675  Primary    SFR            360      356     80  4.875  10/1/2005  1/1/2006   9/1/2035
54003538  Primary    SFR            360      358  40.45  4.875  12/1/2005  1/1/2006  11/1/2035
54033808  Primary    Condominium    360      357     80      5  11/1/2005  1/1/2006  10/1/2035
54067392  Primary    Condominium    360      354     80   5.25   8/1/2005  1/1/2006   7/1/2035
54141387  Primary    Condominium    360      353     80  5.125   7/1/2005  1/1/2006   6/1/2035
54214739  Primary    SFR            360      355  47.22  4.875   9/1/2005  1/1/2006   8/1/2035
54223243  Primary    SFR            360      354  56.67   5.25   8/1/2005  1/1/2006   7/1/2035
54255237  Primary    SFR            360      357     60  4.875  11/1/2005  2/1/2006  10/1/2035

LOANID    PANDI      PTDATE     OBAL          COBAL         PURPOSE   DOC         OAPPVAL       FRTRDATE   CEILING
--------  ---------  ---------  ------------  ------------  --------  ----------  ------------  ---------  -------

50631365   5,216.47   6/1/2006  1,000,000.00    944,637.19  R/T Refi  Full        4,000,000.00   8/1/2010     9.75
50841626   1,128.60  12/1/2005    300,960.00    300,960.00  Purchase  Asset Only    380,000.00   5/1/2010      9.5
50899376     701.46  12/1/2005    182,000.00    182,000.00  Purchase  Asset Only    260,000.00   4/1/2010    9.625
50962398   1,510.83  12/1/2005    392,000.00    392,000.00  Purchase  Asset Only    490,000.00   4/1/2010    9.625
50965763   1,788.75  12/1/2005    480,000.00    476,500.00  Purchase  Asset Only    600,000.00   4/1/2010      9.5
51119964   1,096.88  12/1/2005    270,000.00    270,000.00  Purchase  Asset Only    338,500.00   8/1/2010    9.875
51167641   2,500.24  12/1/2005    585,422.00    585,422.00  Purchase  Full          731,788.00   9/1/2010   10.125
51220614   2,552.31  12/1/2005    681,000.00    680,617.01  R/T Refi  Asset Only  1,500,000.00   4/1/2010      9.5
51263317   2,588.00  12/1/2005    706,500.00    671,480.72  R/T Refi  Full        1,000,000.00   5/1/2010    9.625
51283778   2,081.25  12/1/2005    540,000.00    540,000.00  Purchase  Asset Only    675,000.00   5/1/2010    9.625
51328862   1,328.09  12/1/2005    365,276.00    364,076.00  Purchase  Full          457,000.00   5/1/2010    9.375
51348829   2,152.24  12/1/2005    573,930.00    573,930.00  R/T Refi  Asset Only    865,000.00   4/1/2010      9.5
51393486   4,010.42   1/1/2006  1,100,000.00  1,100,000.00  C/O Refi  Full        1,650,000.00   4/1/2010    9.375
51501179   4,627.26  12/1/2005    900,000.00    890,605.93  Purchase  Full        1,265,000.00   5/1/2010    9.625
51551141   1,957.92  12/1/2005    508,000.00    508,000.00  R/T Refi  Full          635,000.00   4/1/2010    9.625
51554467   4,570.29  12/1/2005  1,218,750.00  1,218,742.94  R/T Refi  Full        1,650,000.00   4/1/2010      9.5
51642536   3,738.75   1/1/2006    997,768.00    997,000.00  Purchase  Full        1,248,000.00   5/1/2010      9.5
51724185   1,259.70  12/1/2005    335,920.00    335,920.00  Purchase  Full          420,000.00   5/1/2010      9.5
51729176   4,010.42  12/1/2005  1,100,000.00  1,100,000.00  C/O Refi  Full        3,100,000.00   4/1/2010    9.375
51746725   3,019.05  12/1/2005    746,250.00    743,150.00  Purchase  Full          995,000.00   6/1/2010    9.875
51753135  13,489.58  12/1/2005  3,500,000.00  3,500,000.00  Purchase  Full        7,350,000.00   5/1/2010    9.625
51768893   1,186.31  12/1/2005    300,000.00    299,400.00  R/T Refi  Full          410,000.00   9/1/2010     9.75
51794188   7,962.50   2/1/2006  1,820,000.00  1,806,880.76  R/T Refi  Full        2,600,000.00   6/1/2010    10.25
51795839   6,559.62   1/1/2006  1,500,000.00  1,496,455.24  R/T Refi  Full        2,500,000.00   6/1/2010    10.25
51825107     821.33  12/1/2005    246,400.00    246,400.00  Purchase  Full          308,000.00   4/1/2010        9
51848067   3,245.35  12/1/2005    650,000.00    642,004.07  C/O Refi  Full        1,150,000.00   4/1/2010    9.375
51863397   4,166.67  12/1/2005  1,000,000.00  1,000,000.00  Purchase  Asset Only  2,900,000.00   9/1/2010       10
51872547   3,854.17  12/1/2005  1,000,000.00  1,000,000.00  R/T Refi  Full        1,600,000.00   4/1/2010    9.625
51901767   1,241.04   1/1/2006    322,000.00    322,000.00  R/T Refi  Full          560,000.00   5/1/2010    9.625
51943652   1,025.15  12/1/2005    234,320.00    234,320.00  Purchase  Full          293,000.00   5/1/2010    10.25
52015732   4,062.50   1/1/2006  1,000,000.00  1,000,000.00  C/O Refi  Asset Only  1,455,000.00   6/1/2010    9.875
52043411   1,417.08  12/1/2005    358,000.00    358,000.00  Purchase  Asset Only    455,000.00   9/1/2010     9.75
52102191   6,679.69  12/1/2005  1,781,250.00  1,781,250.00  Purchase  Full        2,375,000.00   4/1/2010      9.5
52112059   5,414.06  12/1/2005  1,237,500.00  1,237,500.00  Purchase  Full        1,650,000.00   4/1/2010    10.25
52119401   4,062.50  12/1/2005  1,000,000.00  1,000,000.00  Purchase  Full        1,390,000.00   5/1/2010    9.875
52198249   1,667.69  12/1/2005    444,800.00    444,716.60  Purchase  Asset Only    560,000.00   4/1/2010      9.5
52261609   3,481.78  12/1/2005    936,000.00    927,957.56  Purchase  Full        1,170,000.00   4/1/2010      9.5
52359007   3,695.18  12/1/2005    958,750.00    958,750.00  Purchase  Asset Only  1,475,000.00   5/1/2010    9.625
52406881   1,231.98  12/1/2005    319,650.00    319,650.00  Purchase  Full          465,000.00   5/1/2010    9.625
52430006   4,375.00  12/1/2005  1,000,000.00  1,000,000.00  C/O Refi  Asset Only  3,000,000.00   6/1/2010    10.25
52695756   1,933.25  12/1/2005    475,878.00    475,878.00  Purchase  Full          595,000.00   9/1/2010    9.875
52853538   4,875.00  12/1/2005  1,200,000.00  1,200,000.00  R/T Refi  Asset Only  2,215,000.00   9/1/2010    9.875
52860764   2,096.25  12/1/2005    516,000.00    516,000.00  Purchase  Asset Only    688,500.00   9/1/2010    9.875
52867215   3,853.78   1/1/2006  1,000,000.00    999,900.00  Purchase  Asset Only  1,785,000.00   6/1/2010    9.625
52897477   1,871.09  12/1/2005    449,062.00    449,062.00  Purchase  Full          562,000.00  10/1/2010       10
52902871   4,270.83  12/1/2005  1,000,000.00  1,000,000.00  R/T Refi  Full        2,400,000.00   6/1/2010   10.125
52924172     820.63  12/1/2005    202,000.00    202,000.00  Purchase  Full          260,000.00   8/1/2010    9.875
53030342   1,896.30   1/1/2006    455,112.00    455,112.00  Purchase  Asset Only    600,000.00  10/1/2010       10
53200341   1,189.48  12/1/2005    272,000.00    271,880.00  Purchase  Asset Only    340,000.00   8/1/2010    10.25
53308128   4,166.67  12/1/2005  1,000,000.00  1,000,000.00  Purchase  Full        1,400,000.00  10/1/2010       10
53418547   5,446.88  12/1/2005  1,250,000.00  1,245,000.00  Purchase  Full        1,760,000.00   6/1/2010    10.25
53444048   3,732.50  12/1/2005    895,800.00    895,800.00  Purchase  Full        1,200,000.00   6/1/2010       10
53469649   2,246.59   1/1/2006    539,182.00    539,182.00  Purchase  Asset Only    695,000.00  11/1/2010       10
53477584   1,485.17  12/1/2005    375,200.00    375,200.00  Purchase  Full          472,000.00   6/1/2010     9.75
53496071   3,958.33  12/1/2005  1,000,000.00  1,000,000.00  C/O Refi  Full        4,000,000.00   9/1/2010     9.75
53725669   3,183.23   1/1/2006    745,500.00    745,181.64  C/O Refi  Asset Only  1,065,000.00   5/1/2010   10.125
53764692   2,702.39   1/1/2006    682,708.00    682,708.00  Purchase  Full          910,300.00   8/1/2010     9.75
53878815   3,388.13  12/1/2005    840,000.00    834,000.00  Purchase  Asset Only  1,200,000.00   6/1/2010    9.875
53910089   2,540.00  12/1/2005    609,600.00    609,600.00  Purchase  Full          765,000.00  10/1/2010       10
53948675   1,488.50  12/1/2005    366,400.00    366,400.00  R/T Refi  Full          458,000.00   9/1/2010    9.875
54003538   3,656.25  12/1/2005    900,000.00    900,000.00  Purchase  Asset Only  2,225,000.00  11/1/2010    9.875
54033808   2,216.67  12/1/2005    533,200.00    532,000.00  Purchase  Asset Only    672,000.00  10/1/2010       10
54067392   1,672.74  12/1/2005    382,341.00    380,559.74  Purchase  Full          477,927.00   7/1/2010    10.25
54141387     887.99  12/1/2005    207,920.00    207,920.00  Purchase  Full          264,000.00   6/1/2010   10.125
54214739   3,453.13  12/1/2005    850,000.00    850,000.00  C/O Refi  Asset Only  1,800,000.00   8/1/2010    9.875
54223243   7,437.50  12/1/2005  1,700,000.00  1,700,000.00  R/T Refi  Full        3,000,000.00   7/1/2010    10.25
54255237   6,093.75   1/1/2006  1,500,000.00  1,500,000.00  Purchase  Full        2,500,000.00  10/1/2010    9.875

LOANID    FLOOR  CAPINT  MARGIN  INDEX     ODATE       ORIGINATOR   SERVICER     LPMI  SVCFEE
--------  -----  ------  ------  --------  ----------  -----------  -----------  ----  ------

50631365   2.75       2    2.75  1 YR CMT    8/1/2005  Wells Fargo  Wells Fargo     0    0.25
50841626   2.75       2    2.75  1 YR CMT   4/13/2005  Wells Fargo  Wells Fargo     0    0.25
50899376   2.75       2    2.75  1 YR CMT   3/16/2005  Wells Fargo  Wells Fargo     0    0.25
50962398   2.75       2    2.75  1 YR CMT   3/31/2005  Wells Fargo  Wells Fargo     0    0.25
50965763   2.75       2    2.75  1 YR CMT   3/31/2005  Wells Fargo  Wells Fargo     0    0.25
51119964   2.75       2    2.75  1 YR CMT    8/5/2005  Wells Fargo  Wells Fargo     0    0.25
51167641   2.75       2    2.75  1 YR CMT   8/23/2005  Wells Fargo  Wells Fargo     0    0.25
51220614   2.75       2    2.75  1 YR CMT   3/31/2005  Wells Fargo  Wells Fargo     0    0.25
51263317   2.75       2    2.75  1 YR CMT   4/25/2005  Wells Fargo  Wells Fargo     0    0.25
51283778   2.75       2    2.75  1 YR CMT   4/28/2005  Wells Fargo  Wells Fargo     0    0.25
51328862   2.75       2    2.75  1 YR CMT   4/14/2005  Wells Fargo  Wells Fargo     0    0.25
51348829   2.75       2    2.75  1 YR CMT   3/28/2005  Wells Fargo  Wells Fargo     0    0.25
51393486   2.75       2    2.75  1 YR CMT   3/23/2005  Wells Fargo  Wells Fargo     0    0.25
51501179   2.75       2    2.75  1 YR CMT    4/7/2005  Wells Fargo  Wells Fargo     0    0.25
51551141   2.75       2    2.75  1 YR CMT   3/31/2005  Wells Fargo  Wells Fargo     0    0.25
51554467   2.75       2    2.75  1 YR CMT    4/4/2005  Wells Fargo  Wells Fargo     0    0.25
51642536   2.75       2    2.75  1 YR CMT   4/29/2005  Wells Fargo  Wells Fargo     0    0.25
51724185   2.75       2    2.75  1 YR CMT   4/12/2005  Wells Fargo  Wells Fargo     0    0.25
51729176   2.75       2    2.75  1 YR CMT   3/18/2005  Wells Fargo  Wells Fargo     0    0.25
51746725   2.75       2    2.75  1 YR CMT   5/11/2005  Wells Fargo  Wells Fargo     0    0.25
51753135   2.75       2    2.75  1 YR CMT   4/27/2005  Wells Fargo  Wells Fargo     0    0.25
51768893   2.75       2    2.75  1 YR CMT    8/1/2005  Wells Fargo  Wells Fargo     0    0.25
51794188   2.75       2    2.75  1 YR CMT   5/26/2005  Wells Fargo  Wells Fargo     0    0.25
51795839   2.75       2    2.75  1 YR CMT   5/26/2005  Wells Fargo  Wells Fargo     0    0.25
51825107   2.75       2    2.75  1 YR CMT   3/15/2005  Wells Fargo  Wells Fargo     0    0.25
51848067   2.75       2    2.75  1 YR CMT   3/22/2005  Wells Fargo  Wells Fargo     0    0.25
51863397   2.75       2    2.75  1 YR CMT    9/6/2005  Wells Fargo  Wells Fargo     0    0.25
51872547   2.75       2    2.75  1 YR CMT    4/5/2005  Wells Fargo  Wells Fargo     0    0.25
51901767   2.75       2    2.75  1 YR CMT   4/27/2005  Wells Fargo  Wells Fargo     0    0.25
51943652   2.75       2    2.75  1 YR CMT   4/20/2005  Wells Fargo  Wells Fargo     0    0.25
52015732   2.75       2    2.75  1 YR CMT   5/31/2005  Wells Fargo  Wells Fargo     0    0.25
52043411   2.75       2    2.75  1 YR CMT   8/19/2005  Wells Fargo  Wells Fargo     0    0.25
52102191   2.75       2    2.75  1 YR CMT   3/24/2005  Wells Fargo  Wells Fargo     0    0.25
52112059   2.75       2    2.75  1 YR CMT    4/6/2005  Wells Fargo  Wells Fargo     0    0.25
52119401   2.75       2    2.75  1 YR CMT    4/8/2005  Wells Fargo  Wells Fargo     0    0.25
52198249   2.75       2    2.75  1 YR CMT   3/29/2005  Wells Fargo  Wells Fargo     0    0.25
52261609   2.75       2    2.75  1 YR CMT   3/29/2005  Wells Fargo  Wells Fargo     0    0.25
52359007   2.75       2    2.75  1 YR CMT   4/20/2005  Wells Fargo  Wells Fargo     0    0.25
52406881   2.75       2    2.75  1 YR CMT   4/21/2005  Wells Fargo  Wells Fargo     0    0.25
52430006   2.75       2    2.75  1 YR CMT   5/26/2005  Wells Fargo  Wells Fargo     0    0.25
52695756   2.75       2    2.75  1 YR CMT   8/11/2005  Wells Fargo  Wells Fargo     0    0.25
52853538   2.75       2    2.75  1 YR CMT   8/12/2005  Wells Fargo  Wells Fargo     0    0.25
52860764   2.75       2    2.75  1 YR CMT   8/29/2005  Wells Fargo  Wells Fargo     0    0.25
52867215   2.75       2    2.75  1 YR CMT   5/13/2005  Wells Fargo  Wells Fargo     0    0.25
52897477   2.75       2    2.75  1 YR CMT   9/26/2005  Wells Fargo  Wells Fargo     0    0.25
52902871   2.75       2    2.75  1 YR CMT    6/1/2005  Wells Fargo  Wells Fargo     0    0.25
52924172   2.75       2    2.75  1 YR CMT   7/26/2005  Wells Fargo  Wells Fargo     0    0.25
53030342   2.75       2    2.75  1 YR CMT   9/26/2005  Wells Fargo  Wells Fargo     0    0.25
53200341   2.75       2    2.75  1 YR CMT   7/28/2005  Wells Fargo  Wells Fargo     0    0.25
53308128   2.75       2    2.75  1 YR CMT    9/1/2005  Wells Fargo  Wells Fargo     0    0.25
53418547   2.75       2    2.75  1 YR CMT    5/4/2005  Wells Fargo  Wells Fargo     0    0.25
53444048   2.75       2    2.75  1 YR CMT    6/6/2005  Wells Fargo  Wells Fargo     0    0.25
53469649   2.75       2    2.75  1 YR CMT   10/7/2005  Wells Fargo  Wells Fargo     0    0.25
53477584   2.75       2    2.75  1 YR CMT   5/27/2005  Wells Fargo  Wells Fargo     0    0.25
53496071   2.75       2    2.75  1 YR CMT    8/8/2005  Wells Fargo  Wells Fargo     0    0.25
53725669   2.75       2    2.75  1 YR CMT    5/2/2005  Wells Fargo  Wells Fargo     0    0.25
53764692   2.75       2    2.75  1 YR CMT    8/5/2005  Wells Fargo  Wells Fargo     0    0.25
53878815   2.75       2    2.75  1 YR CMT    5/9/2005  Wells Fargo  Wells Fargo     0    0.25
53910089   2.75       2    2.75  1 YR CMT   9/16/2005  Wells Fargo  Wells Fargo     0    0.25
53948675   2.75       2    2.75  1 YR CMT   8/30/2005  Wells Fargo  Wells Fargo     0    0.25
54003538   2.75       2    2.75  1 YR CMT  10/11/2005  Wells Fargo  Wells Fargo     0    0.25
54033808   2.75       2    2.75  1 YR CMT   9/26/2005  Wells Fargo  Wells Fargo     0    0.25
54067392   2.75       2    2.75  1 YR CMT   6/14/2005  Wells Fargo  Wells Fargo     0    0.25
54141387   2.75       2    2.75  1 YR CMT   5/25/2005  Wells Fargo  Wells Fargo     0    0.25
54214739   2.75       2    2.75  1 YR CMT    8/9/2005  Wells Fargo  Wells Fargo     0    0.25
54223243   2.75       2    2.75  1 YR CMT   6/29/2005  Wells Fargo  Wells Fargo     0    0.25
54255237   2.75       2    2.75  1 YR CMT   9/30/2005  Wells Fargo  Wells Fargo     0    0.25

LOANID    OCC        PROPTYPE     OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE
--------  ---------  -----------  -----  -------  -----  -----  ---------  --------  ---------

54364633  Primary    SFR            360      356     80  5.125  10/1/2005  1/1/2006   9/1/2035
54441175  Primary    SFR            360      355     80   4.75   9/1/2005  1/1/2006   8/1/2035
54471958  Primary    SFR            360      354     60   5.25   8/1/2005  1/1/2006   7/1/2035
54476619  Secondary  SFR            360      356     75  4.875  10/1/2005  1/1/2006   9/1/2035
54484167  Secondary  SFR            360      356     80  5.125  10/1/2005  1/1/2006   9/1/2035
54536099  Primary    Condominium    360      357     80      5  11/1/2005  2/1/2006  10/1/2035
54623327  Primary    SFR            360      354  42.86  5.125   8/1/2005  1/1/2006   7/1/2035
54691761  Secondary  SFR            360      355     80  4.875   9/1/2005  1/1/2006   8/1/2035
54718879  Primary    SFR            360      354  79.96   5.25   8/1/2005  1/1/2006   7/1/2035
54759303  Primary    SFR            360      353     60   4.75   7/1/2005  1/1/2006   6/1/2035
54798194  Secondary  SFR            360      354     80      5   8/1/2005  2/1/2006   7/1/2035
54820824  Primary    SFR            360      356     70  4.875  10/1/2005  1/1/2006   9/1/2035
54833108  Primary    SFR            360      356  78.86  5.125  10/1/2005  1/1/2006   9/1/2035
54846753  Primary    SFR            360      355  78.14   4.75   9/1/2005  2/1/2006   8/1/2035
54849898  Primary    Condominium    360      357     80  5.125  11/1/2005  1/1/2006  10/1/2035
54897939  Primary    Condominium    360      356  48.39  4.875  10/1/2005  1/1/2006   9/1/2035
55024913  Primary    SFR            360      356   62.5  4.875  10/1/2005  1/1/2006   9/1/2035
55038178  Primary    SFR            360      355     80  4.625   9/1/2005  1/1/2006   8/1/2035
55057665  Secondary  SFR            360      355   62.5   4.75   9/1/2005  1/1/2006   8/1/2035
55098453  Primary    Condominium    360      356  47.09  4.625  10/1/2005  1/1/2006   9/1/2035
55127922  Primary    SFR            360      357     75  5.125  11/1/2005  1/1/2006  10/1/2035
55166748  Secondary  Condominium    360      354     80  4.875   8/1/2005  1/1/2006   7/1/2035
55172639  Primary    SFR            360      355  62.88  4.875   9/1/2005  1/1/2006   8/1/2035
56394513  Primary    SFR            360      355   62.5  4.875   9/1/2005  1/1/2006   8/1/2035
56395924  Primary    SFR            360      356     50   4.75  10/1/2005  1/1/2006   9/1/2035
56396955  Primary    SFR            360      357  56.18      5  11/1/2005  2/1/2006  10/1/2035
56397144  Primary    SFR            360      355  58.82  4.875   9/1/2005  1/1/2006   8/1/2035
56400146  Primary    SFR            360      355  37.29   4.75   9/1/2005  1/1/2006   8/1/2035
56401219  Primary    SFR            360      355  65.67   4.75   9/1/2005  1/1/2006   8/1/2035
56404056  Primary    SFR            360      356  53.24   4.75  10/1/2005  1/1/2006   9/1/2035
56410087  Primary    SFR            360      356  63.49  4.875  10/1/2005  1/1/2006   9/1/2035
56447493  Primary    SFR            360      355  78.33  4.875   9/1/2005  2/1/2006   8/1/2035
56470313  Secondary  SFR            360      356  59.66  4.875  10/1/2005  1/1/2006   9/1/2035
56470412  Primary    SFR            360      356   67.8  4.875  10/1/2005  1/1/2006   9/1/2035
56475585  Primary    2-Family       360      355  36.85  4.625   9/1/2005  1/1/2006   8/1/2035
56484702  Primary    2-Family       360      357  59.67  4.875  11/1/2005  1/1/2006  10/1/2035
56485162  Primary    Condominium    360      356  78.17   4.75  10/1/2005  1/1/2006   9/1/2035
56485311  Primary    SFR            360      355  71.65  4.875   9/1/2005  1/1/2006   8/1/2035
56492788  Primary    Condominium    360      355  67.31  4.875   9/1/2005  1/1/2006   8/1/2035
56498439  Primary    SFR            360      355  74.97   4.75   9/1/2005  2/1/2006   8/1/2035
56505936  Primary    Condominium    360      355     90   4.75   9/1/2005  2/1/2006   8/1/2035
56506579  Primary    SFR            360      356     60  5.125  10/1/2005  1/1/2006   9/1/2035
56512726  Primary    SFR            360      356  68.92      5  10/1/2005  1/1/2006   9/1/2035
56524499  Primary    SFR            360      355  33.32   4.75   9/1/2005  1/1/2006   8/1/2035
56524754  Primary    Condominium    360      359     80  4.625   1/1/2006  2/1/2006  12/1/2035
56525231  Primary    SFR            360      356  71.29  5.125  10/1/2005  1/1/2006   9/1/2035
56525348  Primary    SFR            360      355  79.36  4.875   9/1/2005  1/1/2006   8/1/2035
56525819  Primary    Condominium    360      356     80  4.625  10/1/2005  2/1/2006   9/1/2035
56526585  Primary    SFR            360      356  67.63   4.75  10/1/2005  1/1/2006   9/1/2035
56526908  Primary    SFR            360      356  63.49  5.125  10/1/2005  1/1/2006   9/1/2035
56530496  Primary    SFR            360      356  71.43    4.5  10/1/2005  1/1/2006   9/1/2035
56536931  Secondary  SFR            360      355  43.57  4.875   9/1/2005  1/1/2006   8/1/2035
56554694  Primary    SFR            360      356     75      5  10/1/2005  2/1/2006   9/1/2035
56562176  Secondary  Condominium    360      356     80  5.125  10/1/2005  1/1/2006   9/1/2035
56579782  Primary    SFR            360      356  56.44  4.875  10/1/2005  1/1/2006   9/1/2035
56581226  Primary    SFR            360      355     75  4.875   9/1/2005  2/1/2006   8/1/2035
56581978  Primary    SFR            360      356     75  4.875  10/1/2005  2/1/2006   9/1/2035
56618663  Secondary  SFR            360      356     80  5.125  10/1/2005  1/1/2006   9/1/2035
56662646  Primary    SFR            360      355     80  4.625   9/1/2005  1/1/2006   8/1/2035
56673635  Secondary  SFR            360      356     80      5  10/1/2005  1/1/2006   9/1/2035
56687643  Primary    SFR            360      356  65.57      5  10/1/2005  1/1/2006   9/1/2035
56690886  Primary    SFR            360      355  27.84  4.875   9/1/2005  1/1/2006   8/1/2035
56694441  Primary    SFR            360      355  60.61   4.75   9/1/2005  1/1/2006   8/1/2035
56700776  Primary    SFR            360      356  48.72   4.75  10/1/2005  1/1/2006   9/1/2035
56701287  Primary    SFR            360      356  70.67  4.875  10/1/2005  1/1/2006   9/1/2035
56745607  Primary    SFR            360      355  52.11  4.875   9/1/2005  1/1/2006   8/1/2035
56746647  Primary    SFR            360      356  31.42  5.125  10/1/2005  1/1/2006   9/1/2035

LOANID    PANDI      PTDATE     OBAL          COBAL         PURPOSE   DOC         OAPPVAL       FRTRDATE   CEILING
--------  ---------  ---------  ------------  ------------  --------  ----------  ------------  ---------  -------

54364633   2,931.95  12/1/2005    686,506.00    686,506.00  Purchase  Full          875,000.00   9/1/2010   10.125
54441175   3,008.33  12/1/2005    760,000.00    760,000.00  Purchase  Full          950,000.00   8/1/2010     9.75
54471958   5,906.25  12/1/2005  1,350,000.00  1,350,000.00  Purchase  Asset Only  2,300,000.00   7/1/2010    10.25
54476619   1,825.87  12/1/2005    450,000.00    449,446.13  C/O Refi  Asset Only    600,000.00   9/1/2010    9.875
54484167   1,186.75  12/1/2005    277,876.00    277,872.76  Purchase  Asset Only    348,000.00   9/1/2010   10.125
54536099   1,993.33   1/1/2006    478,400.00    478,400.00  Purchase  Asset Only    600,000.00  10/1/2010       10
54623327   6,406.25  12/1/2005  1,500,000.00  1,500,000.00  C/O Refi  Full        3,500,000.00   7/1/2010   10.125
54691761   1,322.87  12/1/2005    325,630.00    325,630.00  Purchase  Asset Only    410,000.00   8/1/2010    9.875
54718879   1,903.13  12/1/2005    435,000.00    435,000.00  R/T Refi  Full          544,000.00   7/1/2010    10.25
54759303  16,245.00  12/1/2005  4,104,000.00  2,706,775.53  Purchase  Full        6,840,000.00   6/1/2010     9.75
54798194     866.67   1/1/2006    208,000.00    208,000.00  Purchase  Asset Only    260,000.00   7/1/2010       10
54820824   3,270.31  12/1/2005    805,000.00    805,000.00  R/T Refi  Asset Only  1,150,000.00   9/1/2010    9.875
54833108   1,912.91  12/1/2005    447,900.00    447,900.00  R/T Refi  Full          568,000.00   9/1/2010   10.125
54846753   1,933.25   1/1/2006    488,400.00    488,400.00  R/T Refi  Asset Only    625,000.00   8/1/2010     9.75
54849898   2,311.37  12/1/2005    541,200.00    541,200.00  Purchase  Asset Only    677,000.00  10/1/2010   10.125
54897939   1,218.75  12/1/2005    300,000.00    300,000.00  C/O Refi  Asset Only    620,000.00   9/1/2010    9.875
55024913   4,062.50  12/1/2005  1,000,000.00  1,000,000.00  C/O Refi  Asset Only  1,600,000.00   9/1/2010    9.875
55038178   3,052.19  12/1/2005    791,920.00    791,920.00  Purchase  Full          990,000.00   8/1/2010    9.625
55057665   3,958.33  12/1/2005  1,000,000.00  1,000,000.00  C/O Refi  Full        1,600,000.00   8/1/2010     9.75
55098453   3,854.16  12/1/2005    999,999.00    999,999.00  Purchase  Full        2,200,000.00   9/1/2010    9.625
55127922   2,754.69  12/1/2005    645,000.00    645,000.00  Purchase  Asset Only    860,000.00  10/1/2010   10.125
55166748   2,730.71  12/1/2005    516,000.00    512,154.37  Purchase  Asset Only    645,000.00   7/1/2010    9.875
55172639   1,660.55  12/1/2005    408,750.00    408,750.00  R/T Refi  Asset Only    650,000.00   8/1/2010    9.875
56394513   4,062.50  12/1/2005  1,000,000.00  1,000,000.00  C/O Refi  Asset Only  1,600,000.00   8/1/2010    9.875
56395924   5,739.58  12/1/2005  1,450,000.00  1,450,000.00  C/O Refi  Asset Only  2,900,000.00   9/1/2010     9.75
56396955   4,166.67   1/1/2006  1,000,000.00  1,000,000.00  R/T Refi  Asset Only  1,780,000.00  10/1/2010       10
56397144   4,062.50  12/1/2005  1,000,000.00    999,796.87  Purchase  Full        1,700,000.00   8/1/2010    9.875
56400146   5,203.61  12/1/2005    997,535.00    991,209.96  R/T Refi  No Doc      2,675,000.00   8/1/2010     9.75
56401219   3,700.63  12/1/2005    985,000.00    924,816.72  R/T Refi  Asset Only  1,500,000.00   8/1/2010     9.75
56404056   3,887.08  12/1/2005    985,000.00    981,000.00  R/T Refi  Asset Only  1,850,000.00   9/1/2010     9.75
56410087   4,062.50  12/1/2005  1,000,000.00  1,000,000.00  R/T Refi  Asset Only  1,575,000.00   9/1/2010    9.875
56447493   3,118.38   1/1/2006    767,600.00    767,600.00  R/T Refi  Full          980,000.00   8/1/2010    9.875
56470313   2,129.82  12/1/2005    525,000.00    523,893.95  C/O Refi  Asset Only    880,000.00   9/1/2010    9.875
56470412   2,823.44  12/1/2005    695,000.00    695,000.00  C/O Refi  Full        1,025,000.00   9/1/2010    9.875
56475585   1,845.13  12/1/2005    479,000.00    478,737.67  R/T Refi  Asset Only  1,300,000.00   8/1/2010    9.625
56484702   2,943.47  12/1/2005    725,000.00    724,488.78  C/O Refi  Full        1,215,000.00  10/1/2010    9.875
56485162   3,544.95  12/1/2005    899,000.00    895,566.59  R/T Refi  Full        1,150,000.00   9/1/2010     9.75
56485311   4,773.44  12/1/2005  1,175,000.00  1,175,000.00  R/T Refi  Full        1,640,000.00   8/1/2010    9.875
56492788   3,554.69  12/1/2005    875,000.00    875,000.00  R/T Refi  No Doc      1,300,000.00   8/1/2010    9.875
56498439   2,596.67   1/1/2006    656,000.00    656,000.00  R/T Refi  Asset Only    875,000.00   8/1/2010     9.75
56505936     997.14   1/1/2006    251,910.00    251,910.00  Purchase  Full          280,000.00   8/1/2010     9.75
56506579   6,406.25  12/1/2005  1,500,000.00  1,500,000.00  R/T Refi  Asset Only  2,500,000.00   9/1/2010   10.125
56512726   4,166.67  12/1/2005  1,000,000.00  1,000,000.00  C/O Refi  Full        1,451,000.00   9/1/2010       10
56524499   2,868.28  12/1/2005    549,850.00    546,363.55  R/T Refi  Asset Only  1,650,000.00   8/1/2010     9.75
56524754   1,295.00   1/1/2006    336,000.00    336,000.00  Purchase  Asset Only    420,000.00  12/1/2010    9.625
56525231   1,294.06  12/1/2005    303,000.00    303,000.00  R/T Refi  Full          425,000.00   9/1/2010   10.125
56525348   3,100.94  12/1/2005    765,000.00    762,607.81  R/T Refi  Full          964,000.00   8/1/2010    9.875
56525819   4,609.58   1/1/2006  1,196,000.00  1,196,000.00  Purchase  Full        1,495,000.00   9/1/2010    9.625
56526585   3,948.44  12/1/2005    997,500.00    997,500.00  C/O Refi  Full        1,475,000.00   9/1/2010     9.75
56526908   2,177.95  12/1/2005    400,000.00    398,109.46  C/O Refi  Asset Only    630,000.00   9/1/2010   10.125
56530496   3,268.29  12/1/2005    875,000.00    871,543.25  C/O Refi  Full        1,225,000.00   9/1/2010      9.5
56536931   4,062.50  12/1/2005  1,000,000.00  1,000,000.00  Purchase  Full        2,295,000.00   8/1/2010    9.875
56554694   4,548.50   1/1/2006  1,106,250.00  1,091,639.90  Purchase  Full        1,525,000.00   9/1/2010       10
56562176     823.42  12/1/2005    192,800.00    192,800.00  Purchase  Full          241,000.00   9/1/2010   10.125
56579782  12,187.50  12/1/2005  3,000,000.00  3,000,000.00  R/T Refi  Full        5,315,000.00   9/1/2010    9.875
56581226   2,446.26   1/1/2006    603,750.00    602,032.90  C/O Refi  Asset Only    805,000.00   8/1/2010    9.875
56581978   3,480.25   1/1/2006    856,815.00    856,636.96  Purchase  Asset Only  1,142,500.00   9/1/2010    9.875
56618663   1,913.33  12/1/2005    448,000.00    448,000.00  Purchase  Full          560,000.00   9/1/2010   10.125
56662646   3,735.28  12/1/2005    969,155.00    969,155.00  Purchase  Full        1,211,443.00   8/1/2010    9.625
56673635   1,350.00  12/1/2005    324,000.00    324,000.00  Purchase  Asset Only    480,000.00   9/1/2010       10
56687643   4,166.67  12/1/2005  1,000,000.00  1,000,000.00  C/O Refi  Full        1,525,000.00   9/1/2010       10
56690886   1,046.09  12/1/2005    257,500.00    257,500.00  C/O Refi  Asset Only    925,000.00   8/1/2010    9.875
56694441   7,916.67  12/1/2005  2,000,000.00  2,000,000.00  R/T Refi  Full        3,300,000.00   8/1/2010     9.75
56700776   7,520.83  12/1/2005  1,900,000.00  1,900,000.00  R/T Refi  Asset Only  3,900,000.00   9/1/2010     9.75
56701287   2,583.59  12/1/2005    636,000.00    635,961.13  R/T Refi  Full          900,000.00   9/1/2010    9.875
56745607   3,328.72  12/1/2005    629,000.00    625,101.42  R/T Refi  Asset Only  1,207,000.00   8/1/2010    9.875
56746647   4,561.72  12/1/2005  1,068,111.00  1,068,111.00  R/T Refi  Asset Only  3,400,000.00   9/1/2010   10.125

LOANID    FLOOR  CAPINT  MARGIN  INDEX     ODATE      ORIGINATOR   SERVICER     LPMI  SVCFEE
--------  -----  ------  ------  --------  ---------  -----------  -----------  ----  ------

54364633   2.75       2    2.75  1 YR CMT  8/31/2005  Wells Fargo  Wells Fargo     0    0.25
54441175   2.75       2    2.75  1 YR CMT  7/27/2005  Wells Fargo  Wells Fargo     0    0.25
54471958   2.75       2    2.75  1 YR CMT  6/30/2005  Wells Fargo  Wells Fargo     0    0.25
54476619   2.75       2    2.75  1 YR CMT   8/3/2005  Wells Fargo  Wells Fargo     0    0.25
54484167   2.75       2    2.75  1 YR CMT  8/25/2005  Wells Fargo  Wells Fargo     0    0.25
54536099   2.75       2    2.75  1 YR CMT  9/26/2005  Wells Fargo  Wells Fargo     0    0.25
54623327   2.75       2    2.75  1 YR CMT  6/28/2005  Wells Fargo  Wells Fargo     0    0.25
54691761   2.75       2    2.75  1 YR CMT  8/10/2005  Wells Fargo  Wells Fargo     0    0.25
54718879   2.75       2    2.75  1 YR CMT   6/8/2005  Wells Fargo  Wells Fargo     0    0.25
54759303   2.75       2    2.75  1 YR CMT  5/25/2005  Wells Fargo  Wells Fargo     0    0.25
54798194   2.75       2    2.75  1 YR CMT  6/27/2005  Wells Fargo  Wells Fargo     0    0.25
54820824   2.75       2    2.75  1 YR CMT   8/8/2005  Wells Fargo  Wells Fargo     0    0.25
54833108   2.75       2    2.75  1 YR CMT  8/24/2005  Wells Fargo  Wells Fargo     0    0.25
54846753   2.75       2    2.75  1 YR CMT   8/2/2005  Wells Fargo  Wells Fargo     0    0.25
54849898   2.75       2    2.75  1 YR CMT  9/26/2005  Wells Fargo  Wells Fargo     0    0.25
54897939   2.75       2    2.75  1 YR CMT  8/12/2005  Wells Fargo  Wells Fargo     0    0.25
55024913   2.75       2    2.75  1 YR CMT  8/24/2005  Wells Fargo  Wells Fargo     0    0.25
55038178   2.75       2    2.75  1 YR CMT  7/28/2005  Wells Fargo  Wells Fargo     0    0.25
55057665   2.75       2    2.75  1 YR CMT  7/25/2005  Wells Fargo  Wells Fargo     0    0.25
55098453   2.75       2    2.75  1 YR CMT  8/29/2005  Wells Fargo  Wells Fargo     0    0.25
55127922   2.75       2    2.75  1 YR CMT  8/23/2005  Wells Fargo  Wells Fargo     0    0.25
55166748   2.75       2    2.75  1 YR CMT   7/5/2005  Wells Fargo  Wells Fargo     0    0.25
55172639   2.75       2    2.75  1 YR CMT  7/29/2005  Wells Fargo  Wells Fargo     0    0.25
56394513   2.75       2    2.75  1 YR CMT   8/8/2005  Wells Fargo  Wells Fargo     0    0.25
56395924   2.75       2    2.75  1 YR CMT  8/17/2005  Wells Fargo  Wells Fargo     0    0.25
56396955   2.75       2    2.75  1 YR CMT  9/12/2005  Wells Fargo  Wells Fargo     0    0.25
56397144   2.75       2    2.75  1 YR CMT   8/4/2005  Wells Fargo  Wells Fargo     0    0.25
56400146   2.75       2    2.75  1 YR CMT   8/4/2005  Wells Fargo  Wells Fargo     0    0.25
56401219   2.75       2    2.75  1 YR CMT   8/1/2005  Wells Fargo  Wells Fargo     0    0.25
56404056   2.75       2    2.75  1 YR CMT  8/11/2005  Wells Fargo  Wells Fargo     0    0.25
56410087   2.75       2    2.75  1 YR CMT  8/10/2005  Wells Fargo  Wells Fargo     0    0.25
56447493   2.75       2    2.75  1 YR CMT   8/1/2005  Wells Fargo  Wells Fargo     0    0.25
56470313   2.75       2    2.75  1 YR CMT  8/10/2005  Wells Fargo  Wells Fargo     0    0.25
56470412   2.75       2    2.75  1 YR CMT  8/18/2005  Wells Fargo  Wells Fargo     0    0.25
56475585   2.75       2    2.75  1 YR CMT  7/28/2005  Wells Fargo  Wells Fargo     0    0.25
56484702   2.75       2    2.75  1 YR CMT  9/27/2005  Wells Fargo  Wells Fargo     0    0.25
56485162   2.75       2    2.75  1 YR CMT   8/9/2005  Wells Fargo  Wells Fargo     0    0.25
56485311   2.75       2    2.75  1 YR CMT  7/28/2005  Wells Fargo  Wells Fargo     0    0.25
56492788   2.75       2    2.75  1 YR CMT   8/8/2005  Wells Fargo  Wells Fargo     0    0.25
56498439   2.75       2    2.75  1 YR CMT   8/1/2005  Wells Fargo  Wells Fargo     0    0.25
56505936   2.75       2    2.75  1 YR CMT  7/28/2005  Wells Fargo  Wells Fargo     0    0.25
56506579   2.75       2    2.75  1 YR CMT  9/12/2005  Wells Fargo  Wells Fargo     0    0.25
56512726   2.75       2    2.75  1 YR CMT   8/4/2005  Wells Fargo  Wells Fargo     0    0.25
56524499   2.75       2    2.75  1 YR CMT  7/29/2005  Wells Fargo  Wells Fargo     0    0.25
56524754   2.75       2    2.75  1 YR CMT  11/8/2005  Wells Fargo  Wells Fargo     0    0.25
56525231   2.75       2    2.75  1 YR CMT  8/25/2005  Wells Fargo  Wells Fargo     0    0.25
56525348   2.75       2    2.75  1 YR CMT  8/12/2005  Wells Fargo  Wells Fargo     0    0.25
56525819   2.75       2    2.75  1 YR CMT  8/17/2005  Wells Fargo  Wells Fargo     0    0.25
56526585   2.75       2    2.75  1 YR CMT  8/10/2005  Wells Fargo  Wells Fargo     0    0.25
56526908   2.75       2    2.75  1 YR CMT   9/2/2005  Wells Fargo  Wells Fargo     0    0.25
56530496   2.75       2    2.75  1 YR CMT   8/5/2005  Wells Fargo  Wells Fargo     0    0.25
56536931   2.75       2    2.75  1 YR CMT   8/1/2005  Wells Fargo  Wells Fargo     0    0.25
56554694   2.75       2    2.75  1 YR CMT  8/30/2005  Wells Fargo  Wells Fargo     0    0.25
56562176   2.75       2    2.75  1 YR CMT  8/26/2005  Wells Fargo  Wells Fargo     0    0.25
56579782   2.75       2    2.75  1 YR CMT   8/9/2005  Wells Fargo  Wells Fargo     0    0.25
56581226   2.75       2    2.75  1 YR CMT  7/29/2005  Wells Fargo  Wells Fargo     0    0.25
56581978   2.75       2    2.75  1 YR CMT  8/12/2005  Wells Fargo  Wells Fargo     0    0.25
56618663   2.75       2    2.75  1 YR CMT   9/2/2005  Wells Fargo  Wells Fargo     0    0.25
56662646   2.75       2    2.75  1 YR CMT  7/29/2005  Wells Fargo  Wells Fargo     0    0.25
56673635   2.75       2    2.75  1 YR CMT  8/26/2005  Wells Fargo  Wells Fargo     0    0.25
56687643   2.75       2    2.75  1 YR CMT   9/8/2005  Wells Fargo  Wells Fargo     0    0.25
56690886   2.75       2    2.75  1 YR CMT  7/29/2005  Wells Fargo  Wells Fargo     0    0.25
56694441   2.75       2    2.75  1 YR CMT   8/4/2005  Wells Fargo  Wells Fargo     0    0.25
56700776   2.75       2    2.75  1 YR CMT  8/11/2005  Wells Fargo  Wells Fargo     0    0.25
56701287   2.75       2    2.75  1 YR CMT  8/15/2005  Wells Fargo  Wells Fargo     0    0.25
56745607   2.75       2    2.75  1 YR CMT   8/1/2005  Wells Fargo  Wells Fargo     0    0.25
56746647   2.75       2    2.75  1 YR CMT  8/31/2005  Wells Fargo  Wells Fargo     0    0.25

LOANID    OCC        PROPTYPE     OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE
--------  ---------  -----------  -----  -------  -----  -----  ---------  --------  ---------

56756851  Secondary  Condominium    360      355     80  4.875   9/1/2005  1/1/2006   8/1/2035
56775489  Primary    SFR            360      355     80   5.25   9/1/2005  3/1/2006   8/1/2035
56791528  Primary    SFR            360      356  48.67  5.125  10/1/2005  1/1/2006   9/1/2035
56824535  Primary    Condominium    360      355     80  4.875   9/1/2005  1/1/2006   8/1/2035
56828387  Secondary  SFR            360      355     80   5.25   9/1/2005  1/1/2006   8/1/2035
56846538  Primary    SFR            360      356     80  5.125  10/1/2005  1/1/2006   9/1/2035
56854813  Primary    SFR            360      356  36.67  4.875  10/1/2005  1/1/2006   9/1/2035
56967359  Primary    SFR            360      356  69.28  5.125  10/1/2005  1/1/2006   9/1/2035
56980287  Primary    SFR            360      356     80  4.875  10/1/2005  1/1/2006   9/1/2035
56990104  Secondary  SFR            360      355  51.34  4.875   9/1/2005  1/1/2006   8/1/2035
57007494  Primary    SFR            360      355     80  4.875   9/1/2005  2/1/2006   8/1/2035
57022329  Primary    SFR            360      355  58.82   5.25   9/1/2005  1/1/2006   8/1/2035
57097982  Primary    SFR            360      355     80  4.875   9/1/2005  1/1/2006   8/1/2035
57100745  Primary    Condominium    360      357     80   5.25  11/1/2005  2/1/2006  10/1/2035
57122715  Primary    Condominium    360      355     80   4.75   9/1/2005  1/1/2006   8/1/2035
57135279  Primary    SFR            360      356     60   4.75  10/1/2005  1/1/2006   9/1/2035
57138125  Primary    SFR            360      356  79.89   4.75  10/1/2005  1/1/2006   9/1/2035
57142861  Primary    SFR            360      355  66.04  4.875   9/1/2005  1/1/2006   8/1/2035
57143273  Secondary  SFR            360      355  79.84   5.25   9/1/2005  3/1/2006   8/1/2035
57146821  Primary    SFR            360      355     75  4.875   9/1/2005  1/1/2006   8/1/2035
57188724  Primary    SFR            360      356  70.08   4.75  10/1/2005  1/1/2006   9/1/2035
57190894  Primary    SFR            360      356  64.46   4.75  10/1/2005  1/1/2006   9/1/2035
57193393  Secondary  Condominium    360      356     80   4.75  10/1/2005  1/1/2006   9/1/2035
57234213  Primary    SFR            360      356  58.82   4.75  10/1/2005  1/1/2006   9/1/2035
57237778  Primary    SFR            360      356  63.81  4.875  10/1/2005  1/1/2006   9/1/2035
57240517  Secondary  Condominium    360      355     75  4.875   9/1/2005  1/1/2006   8/1/2035
57242562  Primary    SFR            360      357     70  4.875  11/1/2005  1/1/2006  10/1/2035
57247314  Primary    SFR            360      356  54.05  4.875  10/1/2005  2/1/2006   9/1/2035
57254161  Secondary  Condominium    360      355     80  4.875   9/1/2005  1/1/2006   8/1/2035
57263717  Primary    SFR            360      357  76.59  5.125  11/1/2005  1/1/2006  10/1/2035
57265845  Primary    Condominium    360      356  58.82   4.75  10/1/2005  1/1/2006   9/1/2035
57269458  Primary    SFR            360      355  66.67  4.875   9/1/2005  1/1/2006   8/1/2035
57273401  Primary    SFR            360      356   77.8  5.125  10/1/2005  1/1/2006   9/1/2035
57276404  Primary    SFR            360      355  67.27   5.25   9/1/2005  1/1/2006   8/1/2035
57279911  Primary    SFR            360      356     80  4.875  10/1/2005  1/1/2006   9/1/2035
57283178  Primary    SFR            360      355     75  4.875   9/1/2005  1/1/2006   8/1/2035
57289068  Primary    SFR            360      355  66.67  4.875   9/1/2005  1/1/2006   8/1/2035
57291882  Primary    Condominium    360      356     80   4.75  10/1/2005  1/1/2006   9/1/2035
57319535  Primary    SFR            360      356     75  5.125  10/1/2005  1/1/2006   9/1/2035
57332553  Primary    SFR            360      356   50.3   4.75  10/1/2005  1/1/2006   9/1/2035
57337461  Primary    SFR            360      355  39.29  4.875   9/1/2005  1/1/2006   8/1/2035
57338915  Primary    SFR            360      356  54.79  4.875  10/1/2005  1/1/2006   9/1/2035
57338964  Primary    SFR            360      356   7.34      5  10/1/2005  1/1/2006   9/1/2035
57339988  Secondary  SFR            360      356  73.53  4.875  10/1/2005  1/1/2006   9/1/2035
57340473  Primary    SFR            360      356     80   4.75  10/1/2005  1/1/2006   9/1/2035
57341364  Secondary  Condominium    360      356     80  4.625  10/1/2005  1/1/2006   9/1/2035
57344186  Primary    Condominium    360      356  78.92  5.125  10/1/2005  1/1/2006   9/1/2035
57344699  Primary    SFR            360      356     75  5.125  10/1/2005  1/1/2006   9/1/2035
57348468  Primary    SFR            360      356     50   4.75  10/1/2005  1/1/2006   9/1/2035
57348914  Primary    SFR            360      356  31.83   4.75  10/1/2005  2/1/2006   9/1/2035
57350423  Primary    SFR            360      357  54.19  4.875  11/1/2005  1/1/2006  10/1/2035
57351181  Primary    Condominium    360      356     80   4.75  10/1/2005  1/1/2006   9/1/2035
57352395  Primary    SFR            360      356  25.14   4.75  10/1/2005  1/1/2006   9/1/2035
57354805  Primary    SFR            360      357  74.51  5.125  11/1/2005  1/1/2006  10/1/2035
57376766  Primary    SFR            360      355  72.67  4.875   9/1/2005  1/1/2006   8/1/2035
57385866  Primary    SFR            360      357   57.5  4.875  11/1/2005  1/1/2006  10/1/2035
57385924  Primary    SFR            360      356  45.29  5.125  10/1/2005  1/1/2006   9/1/2035
57387938  Primary    SFR            360      356     80  4.875  10/1/2005  1/1/2006   9/1/2035
57391427  Primary    SFR            360      356  68.97   4.75  10/1/2005  1/1/2006   9/1/2035
57394207  Primary    SFR            360      356  70.13  4.875  10/1/2005  1/1/2006   9/1/2035
57394553  Primary    SFR            360      356   46.4  4.875  10/1/2005  1/1/2006   9/1/2035
57395592  Secondary  Condominium    360      357     80  4.875  11/1/2005  1/1/2006  10/1/2035
57396152  Secondary  SFR            360      356     80  4.875  10/1/2005  3/1/2006   9/1/2035
57398554  Primary    SFR            360      356     80      5  10/1/2005  1/1/2006   9/1/2035
57399362  Primary    Condominium    360      356     75  5.625  10/1/2005  1/1/2006   9/1/2035
57400194  Primary    SFR            360      356     70  4.875  10/1/2005  1/1/2006   9/1/2035
57400269  Primary    SFR            360      356  35.71      5  10/1/2005  1/1/2006   9/1/2035

LOANID    PANDI      PTDATE     OBAL          COBAL         PURPOSE   DOC         OAPPVAL       FRTRDATE   CEILING
--------  ---------  ---------  ------------  ------------  --------  ----------  ------------  ---------  -------

56756851   1,625.00  12/1/2005    400,000.00    400,000.00  Purchase  Asset Only    500,000.00   8/1/2010    9.875
56775489   2,624.65   2/1/2006    599,920.00    599,920.00  Purchase  Full          749,900.00   8/1/2010    10.25
56791528   2,733.33  12/1/2005    640,000.00    640,000.00  C/O Refi  Full        1,315,000.00   9/1/2010   10.125
56824535      807.3  12/1/2005    198,720.00    198,720.00  Purchase  Full          250,000.00   8/1/2010    9.875
56828387   3,500.00  12/1/2005    800,000.00    800,000.00  Purchase  Full        1,000,000.00   8/1/2010    10.25
56846538   2,340.42  12/1/2005    548,000.00    548,000.00  Purchase  Asset Only    685,000.00   9/1/2010   10.125
56854813   3,128.13  12/1/2005    770,000.00    770,000.00  C/O Refi  Full        2,100,000.00   9/1/2010    9.875
56967359   3,284.27  12/1/2005    769,000.00    769,000.00  C/O Refi  Asset Only  1,110,000.00   9/1/2010   10.125
56980287   3,900.00  12/1/2005    960,000.00    960,000.00  C/O Refi  Full        1,200,000.00   9/1/2010    9.875
56990104   3,493.75  12/1/2005    860,000.00    860,000.00  R/T Refi  Asset Only  1,675,000.00   8/1/2010    9.875
57007494   1,452.75   1/1/2006    357,600.00    357,600.00  Purchase  Full          450,000.00   8/1/2010    9.875
57022329   6,562.50  12/1/2005  1,500,000.00  1,500,000.00  C/O Refi  Full        2,550,000.00   8/1/2010    10.25
57097982   1,673.24  12/1/2005    412,000.00    411,875.00  Purchase  Asset Only    515,000.00   8/1/2010    9.875
57100745   1,392.30   1/1/2006    318,240.00    318,240.00  Purchase  Asset Only    398,000.00  10/1/2010    10.25
57122715   1,773.33  12/1/2005    448,000.00    448,000.00  R/T Refi  Full          560,000.00   8/1/2010     9.75
57135279   5,937.50  12/1/2005  1,500,000.00  1,500,000.00  Purchase  Full        2,550,000.00   9/1/2010     9.75
57138125   1,697.33  12/1/2005    429,000.00    428,800.00  Purchase  Asset Only    537,000.00   9/1/2010     9.75
57142861   2,843.75  12/1/2005    700,000.00    502,500.00  R/T Refi  Asset Only  1,060,000.00   8/1/2010    9.875
57143273   4,298.44   2/1/2006    990,000.00    975,712.50  Purchase  Full        1,275,000.00   8/1/2010    10.25
57146821   5,483.25  12/1/2005  1,350,000.00  1,349,722.41  C/O Refi  Full        1,800,000.00   8/1/2010    9.875
57188724   2,058.33  12/1/2005    520,000.00    520,000.00  C/O Refi  Asset Only    742,000.00   9/1/2010     9.75
57190894   2,038.54  12/1/2005    515,000.00    515,000.00  C/O Refi  Asset Only    799,000.00   9/1/2010     9.75
57193393   1,152.51  12/1/2005    291,160.00    291,160.00  Purchase  Full          365,000.00   9/1/2010     9.75
57234213  19,791.67  12/1/2005  5,000,000.00  5,000,000.00  C/O Refi  Full        8,500,000.00   9/1/2010     9.75
57237778  10,887.50  12/1/2005  2,680,000.00  2,680,000.00  R/T Refi  Full        4,200,000.00   9/1/2010    9.875
57240517   1,375.99  12/1/2005    341,250.00    337,849.35  Purchase  Asset Only    455,000.00   8/1/2010    9.875
57242562   5,687.50  12/1/2005  1,400,000.00  1,400,000.00  C/O Refi  Full        2,000,000.00  10/1/2010    9.875
57247314   8,125.00   1/1/2006  2,000,000.00  2,000,000.00  Purchase  Full        3,700,000.00   9/1/2010    9.875
57254161   1,413.75  12/1/2005    348,000.00    348,000.00  Purchase  Asset Only    465,000.00   8/1/2010    9.875
57263717   1,635.55  12/1/2005    382,959.00    382,140.26  R/T Refi  Full          500,000.00  10/1/2010   10.125
57265845   3,958.33  12/1/2005  1,000,000.00  1,000,000.00  Purchase  Asset Only  1,700,000.00   9/1/2010     9.75
57269458   4,062.50  12/1/2005  1,000,000.00  1,000,000.00  Purchase  Full        1,500,000.00   8/1/2010    9.875
57273401   2,109.79  12/1/2005    494,000.00    494,000.00  C/O Refi  Asset Only    635,000.00   9/1/2010   10.125
57276404   3,237.50  12/1/2005    740,000.00    740,000.00  C/O Refi  Asset Only  1,100,000.00   8/1/2010    10.25
57279911   1,576.21  12/1/2005    388,000.00    387,989.36  R/T Refi  Asset Only    485,000.00   9/1/2010    9.875
57283178   3,656.25  12/1/2005    900,000.00    900,000.00  C/O Refi  Asset Only  1,200,000.00   8/1/2010    9.875
57289068   3,656.25  12/1/2005    900,000.00    900,000.00  C/O Refi  Asset Only  1,350,000.00   8/1/2010    9.875
57291882   1,648.41  12/1/2005    316,000.00    314,400.22  Purchase  Full          400,000.00   9/1/2010     9.75
57319535   1,761.72  12/1/2005    412,500.00    412,500.00  C/O Refi  Asset Only    550,000.00   9/1/2010   10.125
57332553   1,991.04  12/1/2005    503,000.00    503,000.00  R/T Refi  Asset Only  1,000,000.00   9/1/2010     9.75
57337461   1,117.19  12/1/2005    275,000.00    275,000.00  R/T Refi  Asset Only    700,000.00   8/1/2010    9.875
57338915   4,062.50  12/1/2005  1,000,000.00  1,000,000.00  R/T Refi  Full        1,825,000.00   9/1/2010    9.875
57338964   1,314.58  12/1/2005    315,500.00    315,500.00  R/T Refi  Asset Only  4,300,000.00   9/1/2010       10
57339988   3,439.85  12/1/2005    650,000.00    646,783.57  R/T Refi  No Doc        884,000.00   9/1/2010    9.875
57340473   1,678.33  12/1/2005    424,000.00    424,000.00  C/O Refi  Full          530,000.00   9/1/2010     9.75
57341364   1,056.04  12/1/2005    274,000.00    274,000.00  Purchase  Asset Only    344,000.00   9/1/2010    9.625
57344186   1,567.40  12/1/2005    367,000.00    367,000.00  R/T Refi  Asset Only    465,000.00   9/1/2010   10.125
57344699   1,118.53  12/1/2005    262,500.00    261,900.00  C/O Refi  Asset Only    350,000.00   9/1/2010   10.125
57348468   3,166.67  12/1/2005    800,000.00    800,000.00  C/O Refi  Asset Only  1,600,000.00   9/1/2010     9.75
57348914   3,818.46   1/1/2006    732,000.00    725,889.47  R/T Refi  Asset Only  2,300,000.00   9/1/2010     9.75
57350423   6,825.00  12/1/2005  1,680,000.00  1,680,000.00  R/T Refi  Full        3,100,000.00  10/1/2010    9.875
57351181   1,378.65  12/1/2005    348,291.00    348,291.00  Purchase  Asset Only    436,000.00   9/1/2010     9.75
57352395   2,425.66  12/1/2005    465,000.00    461,005.98  R/T Refi  Asset Only  1,850,000.00   9/1/2010     9.75
57354805   2,284.90  12/1/2005    535,000.00    535,000.00  C/O Refi  Asset Only    718,000.00  10/1/2010   10.125
57376766   3,542.50  12/1/2005    872,000.00    872,000.00  R/T Refi  Full        1,200,000.00   8/1/2010    9.875
57385866   9,343.75  12/1/2005  2,300,000.00  2,300,000.00  R/T Refi  Full        4,000,000.00  10/1/2010    9.875
57385924   4,206.77  12/1/2005    985,000.00    985,000.00  R/T Refi  Asset Only  2,175,000.00   9/1/2010   10.125
57387938   2,600.00  12/1/2005    640,000.00    640,000.00  Purchase  Full          825,000.00   9/1/2010    9.875
57391427   3,958.33  12/1/2005  1,000,000.00  1,000,000.00  R/T Refi  Full        1,450,000.00   9/1/2010     9.75
57394207   5,484.38  12/1/2005  1,350,000.00  1,350,000.00  C/O Refi  Full        1,925,000.00   9/1/2010    9.875
57394553   2,356.25  12/1/2005    580,000.00    580,000.00  R/T Refi  No Doc      1,250,000.00   9/1/2010    9.875
57395592     690.63  12/1/2005    170,000.00    170,000.00  R/T Refi  Full          212,500.00  10/1/2010    9.875
57396152   2,222.67   2/1/2006    420,000.00    417,921.70  Purchase  Asset Only    530,000.00   9/1/2010    9.875
57398554   3,633.00  12/1/2005    871,920.00    871,920.00  Purchase  Full        1,090,000.00   9/1/2010       10
57399362   1,467.92  12/1/2005    255,000.00    253,901.87  C/O Refi  Asset Only    340,000.00   9/1/2010   10.625
57400194   3,128.13  12/1/2005    770,000.00    770,000.00  Purchase  Asset Only  1,100,000.00   9/1/2010    9.875
57400269   2,083.33  12/1/2005    500,000.00    500,000.00  C/O Refi  Asset Only  1,400,000.00   9/1/2010       10

LOANID    FLOOR  CAPINT  MARGIN  INDEX     ODATE      ORIGINATOR   SERVICER     LPMI  SVCFEE
--------  -----  ------  ------  --------  ---------  -----------  -----------  ----  ------

56756851   2.75       2    2.75  1 YR CMT  7/29/2005  Wells Fargo  Wells Fargo     0    0.25
56775489   2.75       2    2.75  1 YR CMT  7/13/2005  Wells Fargo  Wells Fargo     0    0.25
56791528   2.75       2    2.75  1 YR CMT  8/30/2005  Wells Fargo  Wells Fargo     0    0.25
56824535   2.75       2    2.75  1 YR CMT  7/29/2005  Wells Fargo  Wells Fargo     0    0.25
56828387   2.75       2    2.75  1 YR CMT  7/15/2005  Wells Fargo  Wells Fargo     0    0.25
56846538   2.75       2    2.75  1 YR CMT   9/1/2005  Wells Fargo  Wells Fargo     0    0.25
56854813   2.75       2    2.75  1 YR CMT  8/18/2005  Wells Fargo  Wells Fargo     0    0.25
56967359   2.75       2    2.75  1 YR CMT  8/30/2005  Wells Fargo  Wells Fargo     0    0.25
56980287   2.75       2    2.75  1 YR CMT  8/30/2005  Wells Fargo  Wells Fargo     0    0.25
56990104   2.75       2    2.75  1 YR CMT   8/1/2005  Wells Fargo  Wells Fargo     0    0.25
57007494   2.75       2    2.75  1 YR CMT  7/22/2005  Wells Fargo  Wells Fargo     0    0.25
57022329   2.75       2    2.75  1 YR CMT  7/22/2005  Wells Fargo  Wells Fargo     0    0.25
57097982   2.75       2    2.75  1 YR CMT   8/3/2005  Wells Fargo  Wells Fargo     0    0.25
57100745   2.75       2    2.75  1 YR CMT  9/12/2005  Wells Fargo  Wells Fargo     0    0.25
57122715   2.75       2    2.75  1 YR CMT  7/29/2005  Wells Fargo  Wells Fargo     0    0.25
57135279   2.75       2    2.75  1 YR CMT  8/24/2005  Wells Fargo  Wells Fargo     0    0.25
57138125   2.75       2    2.75  1 YR CMT  8/16/2005  Wells Fargo  Wells Fargo     0    0.25
57142861   2.75       2    2.75  1 YR CMT   8/1/2005  Wells Fargo  Wells Fargo     0    0.25
57143273   2.75       2    2.75  1 YR CMT  7/28/2005  Wells Fargo  Wells Fargo     0    0.25
57146821   2.75       2    2.75  1 YR CMT  7/28/2005  Wells Fargo  Wells Fargo     0    0.25
57188724   2.75       2    2.75  1 YR CMT  8/24/2005  Wells Fargo  Wells Fargo     0    0.25
57190894   2.75       2    2.75  1 YR CMT  8/22/2005  Wells Fargo  Wells Fargo     0    0.25
57193393   2.75       2    2.75  1 YR CMT  8/16/2005  Wells Fargo  Wells Fargo     0    0.25
57234213   2.75       2    2.75  1 YR CMT  8/29/2005  Wells Fargo  Wells Fargo     0    0.25
57237778   2.75       2    2.75  1 YR CMT  8/23/2005  Wells Fargo  Wells Fargo     0    0.25
57240517   2.75       2    2.75  1 YR CMT  7/13/2005  Wells Fargo  Wells Fargo     0    0.25
57242562   2.75       2    2.75  1 YR CMT  9/20/2005  Wells Fargo  Wells Fargo     0    0.25
57247314   2.75       2    2.75  1 YR CMT   8/4/2005  Wells Fargo  Wells Fargo     0    0.25
57254161   2.75       2    2.75  1 YR CMT  7/29/2005  Wells Fargo  Wells Fargo     0    0.25
57263717   2.75       2    2.75  1 YR CMT  9/27/2005  Wells Fargo  Wells Fargo     0    0.25
57265845   2.75       2    2.75  1 YR CMT   8/8/2005  Wells Fargo  Wells Fargo     0    0.25
57269458   2.75       2    2.75  1 YR CMT  7/26/2005  Wells Fargo  Wells Fargo     0    0.25
57273401   2.75       2    2.75  1 YR CMT  8/30/2005  Wells Fargo  Wells Fargo     0    0.25
57276404   2.75       2    2.75  1 YR CMT  8/12/2005  Wells Fargo  Wells Fargo     0    0.25
57279911   2.75       2    2.75  1 YR CMT  8/31/2005  Wells Fargo  Wells Fargo     0    0.25
57283178   2.75       2    2.75  1 YR CMT   8/1/2005  Wells Fargo  Wells Fargo     0    0.25
57289068   2.75       2    2.75  1 YR CMT   8/2/2005  Wells Fargo  Wells Fargo     0    0.25
57291882   2.75       2    2.75  1 YR CMT  8/22/2005  Wells Fargo  Wells Fargo     0    0.25
57319535   2.75       2    2.75  1 YR CMT   9/2/2005  Wells Fargo  Wells Fargo     0    0.25
57332553   2.75       2    2.75  1 YR CMT   8/9/2005  Wells Fargo  Wells Fargo     0    0.25
57337461   2.75       2    2.75  1 YR CMT   8/3/2005  Wells Fargo  Wells Fargo     0    0.25
57338915   2.75       2    2.75  1 YR CMT   8/9/2005  Wells Fargo  Wells Fargo     0    0.25
57338964   2.75       2    2.75  1 YR CMT  8/23/2005  Wells Fargo  Wells Fargo     0    0.25
57339988   2.75       2    2.75  1 YR CMT  8/25/2005  Wells Fargo  Wells Fargo     0    0.25
57340473   2.75       2    2.75  1 YR CMT   9/9/2005  Wells Fargo  Wells Fargo     0    0.25
57341364   2.75       2    2.75  1 YR CMT  8/24/2005  Wells Fargo  Wells Fargo     0    0.25
57344186   2.75       2    2.75  1 YR CMT  8/30/2005  Wells Fargo  Wells Fargo     0    0.25
57344699   2.75       2    2.75  1 YR CMT   9/6/2005  Wells Fargo  Wells Fargo     0    0.25
57348468   2.75       2    2.75  1 YR CMT  8/19/2005  Wells Fargo  Wells Fargo     0    0.25
57348914   2.75       2    2.75  1 YR CMT  8/15/2005  Wells Fargo  Wells Fargo     0    0.25
57350423   2.75       2    2.75  1 YR CMT  9/26/2005  Wells Fargo  Wells Fargo     0    0.25
57351181   2.75       2    2.75  1 YR CMT   8/1/2005  Wells Fargo  Wells Fargo     0    0.25
57352395   2.75       2    2.75  1 YR CMT  8/31/2005  Wells Fargo  Wells Fargo     0    0.25
57354805   2.75       2    2.75  1 YR CMT  8/30/2005  Wells Fargo  Wells Fargo     0    0.25
57376766   2.75       2    2.75  1 YR CMT  7/28/2005  Wells Fargo  Wells Fargo     0    0.25
57385866   2.75       2    2.75  1 YR CMT   9/8/2005  Wells Fargo  Wells Fargo     0    0.25
57385924   2.75       2    2.75  1 YR CMT  8/25/2005  Wells Fargo  Wells Fargo     0    0.25
57387938   2.75       2    2.75  1 YR CMT   8/8/2005  Wells Fargo  Wells Fargo     0    0.25
57391427   2.75       2    2.75  1 YR CMT  8/29/2005  Wells Fargo  Wells Fargo     0    0.25
57394207   2.75       2    2.75  1 YR CMT   8/9/2005  Wells Fargo  Wells Fargo     0    0.25
57394553   2.75       2    2.75  1 YR CMT  8/10/2005  Wells Fargo  Wells Fargo     0    0.25
57395592   2.75       2    2.75  1 YR CMT   9/9/2005  Wells Fargo  Wells Fargo     0    0.25
57396152   2.75       2    2.75  1 YR CMT  8/10/2005  Wells Fargo  Wells Fargo     0    0.25
57398554   2.75       2    2.75  1 YR CMT  8/30/2005  Wells Fargo  Wells Fargo     0    0.25
57399362   2.75       2    2.75  1 YR CMT  8/30/2005  Wells Fargo  Wells Fargo     0    0.25
57400194   2.75       2    2.75  1 YR CMT   8/4/2005  Wells Fargo  Wells Fargo     0    0.25
57400269   2.75       2    2.75  1 YR CMT   9/8/2005  Wells Fargo  Wells Fargo     0    0.25

LOANID    OCC        PROPTYPE     OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE
--------  ---------  -----------  -----  -------  -----  -----  ---------  --------  ---------

57400277  Primary    SFR            360      356  40.41  4.875  10/1/2005  1/1/2006   9/1/2035
57400384  Primary    SFR            360      356     80   4.75  10/1/2005  1/1/2006   9/1/2035
57400855  Primary    Condominium    360      356  56.75      5  10/1/2005  1/1/2006   9/1/2035
57401978  Primary    SFR            360      355  60.94  4.875   9/1/2005  1/1/2006   8/1/2035
57407983  Primary    Condominium    360      356  27.47  5.125  10/1/2005  1/1/2006   9/1/2035
57408049  Primary    SFR            360      355  16.33  4.875   9/1/2005  1/1/2006   8/1/2035
57408221  Secondary  SFR            360      355     80  4.625   9/1/2005  1/1/2006   8/1/2035
57427338  Primary    SFR            360      356  33.63  4.875  10/1/2005  1/1/2006   9/1/2035
57431934  Secondary  SFR            360      356     70   4.75  10/1/2005  1/1/2006   9/1/2035
57441628  Primary    SFR            360      355  51.28  4.875   9/1/2005  1/1/2006   8/1/2035
57444085  Primary    SFR            360      355  15.99  4.875   9/1/2005  1/1/2006   8/1/2035
57446221  Primary    SFR            360      355  38.76  4.875   9/1/2005  1/1/2006   8/1/2035
57449068  Primary    Condominium    360      355   59.4   4.75   9/1/2005  2/1/2006   8/1/2035
57449647  Primary    SFR            360      355  42.86   4.75   9/1/2005  1/1/2006   8/1/2035
57453185  Primary    SFR            360      357  69.44      5  11/1/2005  2/1/2006  10/1/2035
57454977  Primary    SFR            360      355  64.91  4.875   9/1/2005  1/1/2006   8/1/2035
57456832  Primary    SFR            360      355     10   4.75   9/1/2005  2/1/2006   8/1/2035
57499113  Primary    SFR            360      356  55.82  5.125  10/1/2005  1/1/2006   9/1/2035
57503963  Primary    SFR            360      355     73  5.125   9/1/2005  1/1/2006   8/1/2035
57506537  Primary    SFR            360      355  64.71  4.875   9/1/2005  1/1/2006   8/1/2035
57514713  Primary    SFR            360      357     74      5  11/1/2005  1/1/2006  10/1/2035
57514879  Secondary  SFR            360      356     80  4.875  10/1/2005  1/1/2006   9/1/2035
57514978  Primary    SFR            360      356     75  4.875  10/1/2005  1/1/2006   9/1/2035
57515124  Secondary  Condominium    360      357     80  4.875  11/1/2005  1/1/2006  10/1/2035
57523441  Primary    SFR            360      356  59.66   4.75  10/1/2005  1/1/2006   9/1/2035
57523953  Primary    SFR            360      356     75   5.25  10/1/2005  1/1/2006   9/1/2035
57526394  Primary    SFR            360      356     70  4.875  10/1/2005  1/1/2006   9/1/2035
57532855  Primary    SFR            360      355  66.74  4.875   9/1/2005  1/1/2006   8/1/2035
57533317  Secondary  SFR            360      356  48.78   4.75  10/1/2005  1/1/2006   9/1/2035
57533762  Primary    SFR            360      356  23.38   4.75  10/1/2005  1/1/2006   9/1/2035
57541286  Primary    SFR            360      357  72.87  4.875  11/1/2005  1/1/2006  10/1/2035
57544512  Primary    SFR            360      356  56.25  4.875  10/1/2005  1/1/2006   9/1/2035
57545253  Primary    SFR            360      356     80  4.625  10/1/2005  1/1/2006   9/1/2035
57547408  Secondary  SFR            360      356     80   4.75  10/1/2005  1/1/2006   9/1/2035
57551806  Primary    Condominium    360      356  45.85      5  10/1/2005  1/1/2006   9/1/2035
57552705  Secondary  SFR            360      356  60.26  4.875  10/1/2005  1/1/2006   9/1/2035
57554586  Primary    SFR            360      356  65.18  5.125  10/1/2005  1/1/2006   9/1/2035
57557076  Primary    SFR            360      356     80  5.125  10/1/2005  1/1/2006   9/1/2035
57557894  Secondary  SFR            360      357     80   4.75  11/1/2005  1/1/2006  10/1/2035
57559403  Secondary  SFR            360      355     80  4.875   9/1/2005  1/1/2006   8/1/2035
57601627  Primary    SFR            360      355  65.79   4.75   9/1/2005  1/1/2006   8/1/2035
57603359  Primary    SFR            360      356     65  4.875  10/1/2005  1/1/2006   9/1/2035
57621237  Secondary  SFR            360      356  64.52  5.125  10/1/2005  1/1/2006   9/1/2035
57622227  Primary    SFR            360      355  74.25  4.625   9/1/2005  1/1/2006   8/1/2035
57622714  Secondary  SFR            360      356  79.75  5.125  10/1/2005  1/1/2006   9/1/2035
57646234  Primary    SFR            360      357     63  5.125  11/1/2005  1/1/2006  10/1/2035
57651663  Secondary  Condominium    360      356     80  5.125  10/1/2005  1/1/2006   9/1/2035
57654881  Secondary  Condominium    360      355     80  4.875   9/1/2005  1/1/2006   8/1/2035
57669541  Primary    SFR            360      356  18.18      5  10/1/2005  1/1/2006   9/1/2035
57673444  Primary    SFR            360      356     80  5.125  10/1/2005  1/1/2006   9/1/2035
57679532  Primary    SFR            360      356     80  5.125  10/1/2005  2/1/2006   9/1/2035
57681207  Primary    SFR            360      356     70   4.75  10/1/2005  1/1/2006   9/1/2035
57697153  Primary    SFR            360      355  72.63  4.875   9/1/2005  1/1/2006   8/1/2035
57697583  Primary    SFR            360      356     80  5.125  10/1/2005  2/1/2006   9/1/2035
57701328  Primary    SFR            360      356  71.43  4.875  10/1/2005  1/1/2006   9/1/2035
57704504  Primary    SFR            360      356     80  5.125  10/1/2005  1/1/2006   9/1/2035
57706822  Primary    SFR            360      356  75.19      5  10/1/2005  2/1/2006   9/1/2035
57728149  Primary    SFR            360      356     80  5.125  10/1/2005  1/1/2006   9/1/2035
57739849  Secondary  SFR            360      355  26.52  4.875   9/1/2005  2/1/2006   8/1/2035
57740623  Secondary  Condominium    360      357  71.29      5  11/1/2005  1/1/2006  10/1/2035
57741738  Primary    SFR            360      356  44.12  4.875  10/1/2005  1/1/2006   9/1/2035
57745473  Primary    Condominium    360      355  78.59    4.5   9/1/2005  1/1/2006   8/1/2035
57749251  Primary    SFR            360      356  37.38  4.875  10/1/2005  1/1/2006   9/1/2035
57749822  Primary    SFR            360      357  63.02  5.125  11/1/2005  2/1/2006  10/1/2035
57753097  Primary    Condominium    360      356     70  4.875  10/1/2005  1/1/2006   9/1/2035
57753915  Primary    SFR            360      356  72.02      5  10/1/2005  1/1/2006   9/1/2035
57760886  Primary    SFR            360      356     80  4.875  10/1/2005  1/1/2006   9/1/2035

LOANID    PANDI      PTDATE     OBAL          COBAL         PURPOSE   DOC         OAPPVAL       FRTRDATE   CEILING
--------  ---------  ---------  ------------  ------------  --------  ----------  ------------  ---------  -------

57400277   1,421.88  12/1/2005    350,000.00    350,000.00  C/O Refi  Asset Only    866,200.00   9/1/2010    9.875
57400384   2,612.50  12/1/2005    660,000.00    660,000.00  R/T Refi  Full          825,000.00   9/1/2010     9.75
57400855   4,166.67  12/1/2005  1,000,000.00  1,000,000.00  Purchase  Full        1,762,000.00   9/1/2010       10
57401978   1,792.49  12/1/2005    450,000.00    441,228.13  Purchase  Asset Only    740,000.00   8/1/2010    9.875
57407983   2,434.37  12/1/2005    570,000.00    570,000.00  C/O Refi  Full        2,075,000.00   9/1/2010   10.125
57408049      812.5  12/1/2005    200,000.00    200,000.00  R/T Refi  Asset Only  1,225,000.00   8/1/2010    9.875
57408221   1,850.00  12/1/2005    480,000.00    480,000.00  Purchase  Full          600,000.00   8/1/2010    9.625
57427338   3,159.37  12/1/2005    597,000.00    590,302.95  R/T Refi  No Doc      1,775,000.00   9/1/2010    9.875
57431934   2,770.83  12/1/2005    700,000.00    700,000.00  C/O Refi  Asset Only  1,000,000.00   9/1/2010     9.75
57441628   3,250.00  12/1/2005    800,000.00    800,000.00  R/T Refi  No Doc      1,560,000.00   8/1/2010    9.875
57444085   4,899.38  12/1/2005  1,206,000.00  1,206,000.00  C/O Refi  Asset Only  7,540,000.00   8/1/2010    9.875
57446221   1,015.63  12/1/2005    250,000.00    250,000.00  C/O Refi  Asset Only    645,000.00   8/1/2010    9.875
57449068   1,568.65   1/1/2006    398,000.00    395,860.21  R/T Refi  Asset Only    670,000.00   8/1/2010     9.75
57449647   1,781.25  12/1/2005    450,000.00    450,000.00  Purchase  Full        1,050,000.00   8/1/2010     9.75
57453185  26,041.67   1/1/2006  6,250,000.00  6,250,000.00  Purchase  Asset Only  9,000,000.00  10/1/2010       10
57454977   7,515.63  12/1/2005  1,850,000.00  1,850,000.00  R/T Refi  Asset Only  2,850,000.00   8/1/2010    9.875
57456832     989.58   1/1/2006    250,000.00    250,000.00  C/O Refi  Asset Only  2,500,000.00   8/1/2010     9.75
57499113   1,003.65  12/1/2005    235,000.00    235,000.00  R/T Refi  Asset Only    421,000.00   9/1/2010   10.125
57503963   2,022.24  12/1/2005    474,500.00    473,499.01  R/T Refi  No Doc        650,000.00   8/1/2010   10.125
57506537   4,468.75  12/1/2005  1,100,000.00  1,100,000.00  C/O Refi  Full        1,700,000.00   8/1/2010    9.875
57514713   4,008.33  12/1/2005    962,000.00    962,000.00  R/T Refi  Full        1,300,000.00  10/1/2010       10
57514879   1,316.25  12/1/2005    324,000.00    324,000.00  Purchase  Asset Only    407,000.00   9/1/2010    9.875
57514978   3,641.02  12/1/2005    896,250.00    896,250.00  Purchase  Asset Only  1,200,000.00   9/1/2010    9.875
57515124   1,974.38  12/1/2005    486,000.00    486,000.00  Purchase  Asset Only    618,000.00  10/1/2010    9.875
57523441   2,786.67  12/1/2005    704,000.00    704,000.00  R/T Refi  Asset Only  1,180,000.00   9/1/2010     9.75
57523953   5,988.28  12/1/2005  1,368,750.00  1,368,750.00  Purchase  Full        1,866,500.00   9/1/2010    10.25
57526394   3,810.63  12/1/2005    938,000.00    938,000.00  Purchase  Asset Only  1,350,000.00   9/1/2010    9.875
57532855   2,437.50  12/1/2005    600,000.00    600,000.00  Purchase  Asset Only    911,000.00   8/1/2010    9.875
57533317   2,608.24  12/1/2005    500,000.00    497,468.74  Purchase  Asset Only  1,025,000.00   9/1/2010     9.75
57533762     601.67  12/1/2005    152,000.00    152,000.00  R/T Refi  No Doc        650,000.00   9/1/2010     9.75
57541286   2,323.75  12/1/2005    572,000.00    572,000.00  C/O Refi  Full          785,000.00  10/1/2010    9.875
57544512   1,645.31  12/1/2005    405,000.00    405,000.00  Purchase  Asset Only    720,000.00   9/1/2010    9.875
57545253   1,680.42  12/1/2005    436,000.00    436,000.00  C/O Refi  Asset Only    545,000.00   9/1/2010    9.625
57547408   2,490.58  12/1/2005    629,200.00    629,200.00  Purchase  Full          800,000.00   9/1/2010     9.75
57551806   1,008.80  12/1/2005    243,000.00    242,112.50  C/O Refi  Asset Only    530,000.00   9/1/2010       10
57552705   1,909.38  12/1/2005    470,000.00    470,000.00  Purchase  Asset Only    780,000.00   9/1/2010    9.875
57554586   2,351.09  12/1/2005    554,000.00    550,000.00  R/T Refi  No Doc        850,000.00   9/1/2010   10.125
57557076   2,904.17  12/1/2005    680,000.00    680,000.00  C/O Refi  Asset Only    850,000.00   9/1/2010   10.125
57557894   2,533.33  12/1/2005    640,000.00    640,000.00  Purchase  Full          803,000.00  10/1/2010     9.75
57559403        715  12/1/2005    176,000.00    176,000.00  Purchase  Asset Only    220,000.00   8/1/2010    9.875
57601627   3,958.33  12/1/2005  1,000,000.00  1,000,000.00  Purchase  Full        1,520,000.00   8/1/2010     9.75
57603359   7,393.75  12/1/2005  1,820,000.00  1,820,000.00  Purchase  Asset Only  2,800,000.00   9/1/2010    9.875
57621237   4,270.83  12/1/2005  1,000,000.00  1,000,000.00  Purchase  Full        1,550,000.00   9/1/2010   10.125
57622227   3,333.85  12/1/2005    865,000.00    865,000.00  Purchase  Full        1,165,000.00   8/1/2010    9.625
57622714   2,776.04  12/1/2005    650,000.00    650,000.00  Purchase  Full          817,000.00   9/1/2010   10.125
57646234   2,690.62  12/1/2005    630,000.00    630,000.00  C/O Refi  Asset Only  1,000,000.00  10/1/2010   10.125
57651663   1,460.62  12/1/2005    342,000.00    342,000.00  Purchase  Full          428,000.00   9/1/2010   10.125
57654881   1,787.18  12/1/2005    440,000.00    439,922.17  Purchase  Full          570,000.00   8/1/2010    9.875
57669541   4,166.67  12/1/2005  1,000,000.00  1,000,000.00  R/T Refi  Asset Only  5,500,000.00   9/1/2010       10
57673444   2,067.08  12/1/2005    484,000.00    484,000.00  R/T Refi  Full          605,000.00   9/1/2010   10.125
57679532   3,064.12   1/1/2006    720,000.00    716,597.03  C/O Refi  Full          900,000.00   9/1/2010   10.125
57681207   3,931.13  12/1/2005    997,500.00    993,128.05  Purchase  Asset Only  1,425,000.00   9/1/2010     9.75
57697153   2,640.63  12/1/2005    650,000.00    650,000.00  Purchase  Asset Only    895,000.00   8/1/2010    9.875
57697583   2,624.00   1/1/2006    614,400.00    614,299.00  Purchase  Full          768,000.00   9/1/2010   10.125
57701328   4,062.50  12/1/2005  1,000,000.00  1,000,000.00  C/O Refi  Asset Only  1,400,000.00   9/1/2010    9.875
57704504   1,537.50  12/1/2005    360,000.00    360,000.00  R/T Refi  Full          450,000.00   9/1/2010   10.125
57706822   3,315.82   1/1/2006    797,000.00    795,189.97  C/O Refi  Asset Only  1,060,000.00   9/1/2010       10
57728149   2,921.25  12/1/2005    684,000.00    684,000.00  R/T Refi  Full          855,000.00   9/1/2010   10.125
57739849   2,437.50   1/1/2006    600,000.00    600,000.00  Purchase  Full        2,262,500.00   8/1/2010    9.875
57740623   1,986.24  12/1/2005    370,000.00    368,268.28  Purchase  Full          520,000.00  10/1/2010       10
57741738   2,437.50  12/1/2005    600,000.00    600,000.00  Purchase  Full        1,360,000.00   9/1/2010    9.875
57745473   1,046.25  12/1/2005    279,000.00    279,000.00  Purchase  Asset Only    358,000.00   8/1/2010      9.5
57749251   2,646.04  12/1/2005    500,000.00    497,392.97  Purchase  Asset Only  1,400,000.00   9/1/2010    9.875
57749822   3,983.09   1/1/2006    932,625.00    932,625.00  R/T Refi  Full        1,480,000.00  10/1/2010   10.125
57753097   2,529.80  12/1/2005    622,720.00    622,720.00  Purchase  Asset Only    889,600.00   9/1/2010    9.875
57753915   2,520.83  12/1/2005    605,000.00    605,000.00  R/T Refi  Asset Only    840,000.00   9/1/2010       10
57760886   2,437.50  12/1/2005    600,000.00    600,000.00  Purchase  Full          750,000.00   9/1/2010    9.875

LOANID    FLOOR  CAPINT  MARGIN  INDEX     ODATE      ORIGINATOR   SERVICER     LPMI  SVCFEE
--------  -----  ------  ------  --------  ---------  -----------  -----------  ----  ------

57400277   2.75       2    2.75  1 YR CMT  8/10/2005  Wells Fargo  Wells Fargo     0    0.25
57400384   2.75       2    2.75  1 YR CMT  8/22/2005  Wells Fargo  Wells Fargo     0    0.25
57400855   2.75       2    2.75  1 YR CMT   9/8/2005  Wells Fargo  Wells Fargo     0    0.25
57401978   2.75       2    2.75  1 YR CMT  7/29/2005  Wells Fargo  Wells Fargo     0    0.25
57407983   2.75       2    2.75  1 YR CMT  8/26/2005  Wells Fargo  Wells Fargo     0    0.25
57408049   2.75       2    2.75  1 YR CMT  8/10/2005  Wells Fargo  Wells Fargo     0    0.25
57408221   2.75       2    2.75  1 YR CMT  7/28/2005  Wells Fargo  Wells Fargo     0    0.25
57427338   2.75       2    2.75  1 YR CMT   8/5/2005  Wells Fargo  Wells Fargo     0    0.25
57431934   2.75       2    2.75  1 YR CMT  8/22/2005  Wells Fargo  Wells Fargo     0    0.25
57441628   2.75       2    2.75  1 YR CMT   8/5/2005  Wells Fargo  Wells Fargo     0    0.25
57444085   2.75       2    2.75  1 YR CMT   8/8/2005  Wells Fargo  Wells Fargo     0    0.25
57446221   2.75       2    2.75  1 YR CMT  7/28/2005  Wells Fargo  Wells Fargo     0    0.25
57449068   2.75       2    2.75  1 YR CMT   8/1/2005  Wells Fargo  Wells Fargo     0    0.25
57449647   2.75       2    2.75  1 YR CMT  7/29/2005  Wells Fargo  Wells Fargo     0    0.25
57453185   2.75       2    2.75  1 YR CMT  9/12/2005  Wells Fargo  Wells Fargo     0    0.25
57454977   2.75       2    2.75  1 YR CMT   8/4/2005  Wells Fargo  Wells Fargo     0    0.25
57456832   2.75       2    2.75  1 YR CMT   8/2/2005  Wells Fargo  Wells Fargo     0    0.25
57499113   2.75       2    2.75  1 YR CMT  8/31/2005  Wells Fargo  Wells Fargo     0    0.25
57503963   2.75       2    2.75  1 YR CMT  7/27/2005  Wells Fargo  Wells Fargo     0    0.25
57506537   2.75       2    2.75  1 YR CMT   8/8/2005  Wells Fargo  Wells Fargo     0    0.25
57514713   2.75       2    2.75  1 YR CMT  9/29/2005  Wells Fargo  Wells Fargo     0    0.25
57514879   2.75       2    2.75  1 YR CMT   8/8/2005  Wells Fargo  Wells Fargo     0    0.25
57514978   2.75       2    2.75  1 YR CMT  8/25/2005  Wells Fargo  Wells Fargo     0    0.25
57515124   2.75       2    2.75  1 YR CMT  9/27/2005  Wells Fargo  Wells Fargo     0    0.25
57523441   2.75       2    2.75  1 YR CMT   8/8/2005  Wells Fargo  Wells Fargo     0    0.25
57523953   2.75       2    2.75  1 YR CMT  8/10/2005  Wells Fargo  Wells Fargo     0    0.25
57526394   2.75       2    2.75  1 YR CMT  8/16/2005  Wells Fargo  Wells Fargo     0    0.25
57532855   2.75       2    2.75  1 YR CMT   8/3/2005  Wells Fargo  Wells Fargo     0    0.25
57533317   2.75       2    2.75  1 YR CMT  8/12/2005  Wells Fargo  Wells Fargo     0    0.25
57533762   2.75       2    2.75  1 YR CMT   8/8/2005  Wells Fargo  Wells Fargo     0    0.25
57541286   2.75       2    2.75  1 YR CMT  9/12/2005  Wells Fargo  Wells Fargo     0    0.25
57544512   2.75       2    2.75  1 YR CMT   8/8/2005  Wells Fargo  Wells Fargo     0    0.25
57545253   2.75       2    2.75  1 YR CMT   8/3/2005  Wells Fargo  Wells Fargo     0    0.25
57547408   2.75       2    2.75  1 YR CMT  8/23/2005  Wells Fargo  Wells Fargo     0    0.25
57551806   2.75       2    2.75  1 YR CMT  8/31/2005  Wells Fargo  Wells Fargo     0    0.25
57552705   2.75       2    2.75  1 YR CMT  8/22/2005  Wells Fargo  Wells Fargo     0    0.25
57554586   2.75       2    2.75  1 YR CMT   9/6/2005  Wells Fargo  Wells Fargo     0    0.25
57557076   2.75       2    2.75  1 YR CMT  8/25/2005  Wells Fargo  Wells Fargo     0    0.25
57557894   2.75       2    2.75  1 YR CMT  9/13/2005  Wells Fargo  Wells Fargo     0    0.25
57559403   2.75       2    2.75  1 YR CMT   8/1/2005  Wells Fargo  Wells Fargo     0    0.25
57601627   2.75       2    2.75  1 YR CMT   8/1/2005  Wells Fargo  Wells Fargo     0    0.25
57603359   2.75       2    2.75  1 YR CMT  8/15/2005  Wells Fargo  Wells Fargo     0    0.25
57621237   2.75       2    2.75  1 YR CMT   9/2/2005  Wells Fargo  Wells Fargo     0    0.25
57622227   2.75       2    2.75  1 YR CMT   8/1/2005  Wells Fargo  Wells Fargo     0    0.25
57622714   2.75       2    2.75  1 YR CMT  8/29/2005  Wells Fargo  Wells Fargo     0    0.25
57646234   2.75       2    2.75  1 YR CMT  9/16/2005  Wells Fargo  Wells Fargo     0    0.25
57651663   2.75       2    2.75  1 YR CMT  8/30/2005  Wells Fargo  Wells Fargo     0    0.25
57654881   2.75       2    2.75  1 YR CMT   8/2/2005  Wells Fargo  Wells Fargo     0    0.25
57669541   2.75       2    2.75  1 YR CMT   9/6/2005  Wells Fargo  Wells Fargo     0    0.25
57673444   2.75       2    2.75  1 YR CMT  8/30/2005  Wells Fargo  Wells Fargo     0    0.25
57679532   2.75       2    2.75  1 YR CMT  8/31/2005  Wells Fargo  Wells Fargo     0    0.25
57681207   2.75       2    2.75  1 YR CMT   8/8/2005  Wells Fargo  Wells Fargo     0    0.25
57697153   2.75       2    2.75  1 YR CMT   8/3/2005  Wells Fargo  Wells Fargo     0    0.25
57697583   2.75       2    2.75  1 YR CMT  8/23/2005  Wells Fargo  Wells Fargo     0    0.25
57701328   2.75       2    2.75  1 YR CMT   8/9/2005  Wells Fargo  Wells Fargo     0    0.25
57704504   2.75       2    2.75  1 YR CMT  8/24/2005  Wells Fargo  Wells Fargo     0    0.25
57706822   2.75       2    2.75  1 YR CMT  8/31/2005  Wells Fargo  Wells Fargo     0    0.25
57728149   2.75       2    2.75  1 YR CMT  8/30/2005  Wells Fargo  Wells Fargo     0    0.25
57739849   2.75       2    2.75  1 YR CMT   8/4/2005  Wells Fargo  Wells Fargo     0    0.25
57740623   2.75       2    2.75  1 YR CMT  8/29/2005  Wells Fargo  Wells Fargo     0    0.25
57741738   2.75       2    2.75  1 YR CMT  8/11/2005  Wells Fargo  Wells Fargo     0    0.25
57745473   2.75       2    2.75  1 YR CMT   8/8/2005  Wells Fargo  Wells Fargo     0    0.25
57749251   2.75       2    2.75  1 YR CMT   8/4/2005  Wells Fargo  Wells Fargo     0    0.25
57749822   2.75       2    2.75  1 YR CMT   9/8/2005  Wells Fargo  Wells Fargo     0    0.25
57753097   2.75       2    2.75  1 YR CMT   8/8/2005  Wells Fargo  Wells Fargo     0    0.25
57753915   2.75       2    2.75  1 YR CMT  8/30/2005  Wells Fargo  Wells Fargo     0    0.25
57760886   2.75       2    2.75  1 YR CMT   8/4/2005  Wells Fargo  Wells Fargo     0    0.25

LOANID    OCC        PROPTYPE     OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE
--------  ---------  -----------  -----  -------  -----  -----  ---------  --------  ---------

57763575  Primary    SFR            360      355     75  4.875   9/1/2005  1/1/2006   8/1/2035
57763633  Primary    Condominium    360      356  48.46  4.875  10/1/2005  2/1/2006   9/1/2035
57767394  Primary    SFR            360      357  37.15  4.875  11/1/2005  1/1/2006  10/1/2035
57768681  Primary    Condominium    360      356     80  4.625  10/1/2005  1/1/2006   9/1/2035
57769416  Primary    SFR            360      356  16.67      5  10/1/2005  1/1/2006   9/1/2035
57770158  Primary    Condominium    360      356     80      5  10/1/2005  1/1/2006   9/1/2035
57770638  Primary    Condominium    360      356     80   5.25  10/1/2005  1/1/2006   9/1/2035
57788671  Primary    SFR            360      356  69.68  4.875  10/1/2005  1/1/2006   9/1/2035
57801458  Primary    SFR            360      356  72.47  5.125  10/1/2005  1/1/2006   9/1/2035
57806705  Primary    SFR            360      356   51.4  4.875  10/1/2005  1/1/2006   9/1/2035
57810145  Primary    SFR            360      356  63.04      5  10/1/2005  1/1/2006   9/1/2035
57812976  Secondary  SFR            360      356   66.3      5  10/1/2005  2/1/2006   9/1/2035
57814717  Primary    Condominium    360      356     80  4.875  10/1/2005  1/1/2006   9/1/2035
57817579  Primary    SFR            360      356  43.86  5.125  10/1/2005  1/1/2006   9/1/2035
57841579  Primary    SFR            360      356  14.23      5  10/1/2005  2/1/2006   9/1/2035
57842783  Primary    SFR            360      356     75  5.125  10/1/2005  1/1/2006   9/1/2035
57848871  Primary    SFR            360      356   61.9  4.875  10/1/2005  2/1/2006   9/1/2035
57856817  Secondary  SFR            360      356     80  4.875  10/1/2005  1/1/2006   9/1/2035
57857153  Secondary  SFR            360      356     80  5.125  10/1/2005  1/1/2006   9/1/2035
57862708  Secondary  SFR            360      356  76.47  5.125  10/1/2005  1/1/2006   9/1/2035
57863219  Primary    2-Family       360      356   17.4      5  10/1/2005  1/1/2006   9/1/2035
57864373  Primary    SFR            360      356  79.22  4.875  10/1/2005  1/1/2006   9/1/2035
57873713  Primary    SFR            360      356  43.59  5.125  10/1/2005  1/1/2006   9/1/2035
57896615  Primary    Condominium    360      356  59.47  4.875  10/1/2005  2/1/2006   9/1/2035
57911596  Primary    Condominium    360      356     80      5  10/1/2005  1/1/2006   9/1/2035
57916868  Primary    SFR            360      358  75.76      5  12/1/2005  1/1/2006  11/1/2035
57960049  Primary    SFR            360      356  73.16  5.125  10/1/2005  2/1/2006   9/1/2035
57960569  Secondary  2-Family       360      356     80   5.25  10/1/2005  1/1/2006   9/1/2035
57961237  Secondary  SFR            360      356     80  5.125  10/1/2005  1/1/2006   9/1/2035
57962532  Primary    SFR            360      356  57.07  4.875  10/1/2005  1/1/2006   9/1/2035
57969164  Primary    SFR            360      356     80  5.125  10/1/2005  1/1/2006   9/1/2035
57969966  Primary    SFR            360      357  69.05  5.125  11/1/2005  1/1/2006  10/1/2035
58004995  Primary    SFR            360      357     80      5  11/1/2005  1/1/2006  10/1/2035
58015355  Primary    SFR            360      356  40.25  5.125  10/1/2005  1/1/2006   9/1/2035
58040999  Primary    SFR            360      357     75  5.125  11/1/2005  1/1/2006  10/1/2035
58048919  Primary    Condominium    360      356  69.57      5  10/1/2005  1/1/2006   9/1/2035
58049354  Primary    Condominium    360      356     80  5.125  10/1/2005  2/1/2006   9/1/2035
58053463  Primary    SFR            360      356  50.91  4.875  10/1/2005  1/1/2006   9/1/2035
58055245  Secondary  SFR            360      356     75  5.125  10/1/2005  1/1/2006   9/1/2035
58060708  Primary    SFR            360      356     80  5.125  10/1/2005  1/1/2006   9/1/2035
58076522  Primary    SFR            360      356     70  5.125  10/1/2005  1/1/2006   9/1/2035
58077991  Primary    Condominium    360      356     80      5  10/1/2005  1/1/2006   9/1/2035
58097304  Primary    SFR            360      356  67.52  5.125  10/1/2005  2/1/2006   9/1/2035
58100843  Primary    SFR            360      356     80  4.875  10/1/2005  1/1/2006   9/1/2035
58110362  Secondary  SFR            360      356     75      5  10/1/2005  2/1/2006   9/1/2035
58119744  Secondary  SFR            360      356     80  5.125  10/1/2005  2/1/2006   9/1/2035
58121237  Primary    SFR            360      357  75.95  5.125  11/1/2005  1/1/2006  10/1/2035
58143553  Primary    Condominium    360      356  48.05      5  10/1/2005  1/1/2006   9/1/2035
58147018  Primary    SFR            360      356  77.21  5.125  10/1/2005  1/1/2006   9/1/2035
58149493  Secondary  SFR            360      356  52.41  5.125  10/1/2005  1/1/2006   9/1/2035
58181306  Primary    Condominium    360      357  74.17  5.125  11/1/2005  1/1/2006  10/1/2035
58181793  Primary    SFR            360      356   63.4   4.75  10/1/2005  1/1/2006   9/1/2035
58184797  Primary    SFR            360      357  73.33  5.125  11/1/2005  1/1/2006  10/1/2035
58189473  Primary    SFR            360      357  78.06      5  11/1/2005  1/1/2006  10/1/2035
58189937  Primary    SFR            360      356  20.68  5.125  10/1/2005  1/1/2006   9/1/2035
58216847  Primary    SFR            360      356   62.5  4.875  10/1/2005  1/1/2006   9/1/2035
58218488  Primary    SFR            360      356  55.39  5.125  10/1/2005  1/1/2006   9/1/2035
58227109  Primary    SFR            360      356  45.98  5.125  10/1/2005  1/1/2006   9/1/2035
58228305  Primary    SFR            360      356  76.01  5.125  10/1/2005  1/1/2006   9/1/2035
58233669  Primary    SFR            360      356  76.92      5  10/1/2005  1/1/2006   9/1/2035
58237389  Primary    SFR            360      356   27.7  5.125  10/1/2005  1/1/2006   9/1/2035
58252693  Secondary  Condominium    360      357  71.38  5.125  11/1/2005  2/1/2006  10/1/2035
58278169  Primary    SFR            360      356     75  5.125  10/1/2005  1/1/2006   9/1/2035
58288978  Secondary  SFR            360      357   64.8      5  11/1/2005  1/1/2006  10/1/2035
58317132  Primary    Condominium    360      356     80  5.125  10/1/2005  1/1/2006   9/1/2035
58346644  Primary    SFR            360      357   5.47  5.125  11/1/2005  1/1/2006  10/1/2035
58369406  Primary    SFR            360      357  75.19  5.125  11/1/2005  1/1/2006  10/1/2035

LOANID    PANDI     PTDATE     OBAL          COBAL         PURPOSE   DOC         OAPPVAL        FRTRDATE   CEILING
--------  --------  ---------  ------------  ------------  --------  ----------  -------------  ---------  -------

57763575  2,334.44  12/1/2005    574,632.00    574,632.00  Purchase  Asset Only     767,000.00   8/1/2010    9.875
57763633  2,559.38   1/1/2006    630,000.00    630,000.00  R/T Refi  Asset Only   1,300,000.00   9/1/2010    9.875
57767394  1,807.81  12/1/2005    445,000.00    445,000.00  C/O Refi  Asset Only   1,198,000.00  10/1/2010    9.875
57768681  1,402.92  12/1/2005    364,000.00    364,000.00  Purchase  Asset Only     455,000.00   9/1/2010    9.625
57769416     891.8  12/1/2005    250,000.00    214,031.15  C/O Refi  Asset Only   1,500,000.00   9/1/2010       10
57770158  5,000.00  12/1/2005  1,200,000.00  1,200,000.00  Purchase  Full         1,500,000.00   9/1/2010       10
57770638  2,117.50  12/1/2005    484,000.00    484,000.00  Purchase  Full           605,000.00   9/1/2010    10.25
57788671  4,062.30  12/1/2005    999,950.00    999,950.00  Purchase  Asset Only   1,475,000.00   9/1/2010    9.875
57801458  1,315.42  12/1/2005    308,000.00    308,000.00  C/O Refi  Asset Only     425,000.00   9/1/2010   10.125
57806705  1,455.32  12/1/2005    275,000.00    273,639.20  C/O Refi  Full           535,000.00   9/1/2010    9.875
57810145  2,174.17  12/1/2005    522,000.00    521,700.00  R/T Refi  Asset Only     828,000.00   9/1/2010       10
57812976  1,299.11   1/1/2006    242,000.00    240,829.60  C/O Refi  Full           365,000.00   9/1/2010       10
57814717    622.38  12/1/2005    153,200.00    153,200.00  Purchase  Full           200,000.00   9/1/2010    9.875
57817579  1,648.54  12/1/2005    386,000.00    386,000.00  C/O Refi  Asset Only     880,000.00   9/1/2010   10.125
57841579  3,854.17   1/1/2006    925,000.00    925,000.00  C/O Refi  Asset Only   6,500,000.00   9/1/2010       10
57842783    736.72  12/1/2005    172,500.00    172,500.00  C/O Refi  Asset Only     230,000.00   9/1/2010   10.125
57848871  5,280.18   1/1/2006  1,300,000.00  1,299,735.94  R/T Refi  Full         2,100,000.00   9/1/2010    9.875
57856817    853.13  12/1/2005    210,000.00    210,000.00  Purchase  Asset Only     262,500.00   9/1/2010    9.875
57857153  1,515.42  12/1/2005    278,320.00    277,004.55  Purchase  Asset Only     365,000.00   9/1/2010   10.125
57862708  2,776.04  12/1/2005    650,000.00    650,000.00  Purchase  Asset Only     855,000.00   9/1/2010   10.125
57863219  1,812.50  12/1/2005    435,000.00    435,000.00  C/O Refi  Asset Only   2,500,000.00   9/1/2010       10
57864373  1,732.13  12/1/2005    426,371.00    426,371.00  Purchase  Full           540,000.00   9/1/2010    9.875
57873713  1,857.81  12/1/2005    435,000.00    435,000.00  C/O Refi  Asset Only     998,000.00   9/1/2010   10.125
57896615     892.1   1/1/2006    220,000.00    219,456.58  Purchase  Asset Only     370,000.00   9/1/2010    9.875
57911596  1,170.00  12/1/2005    280,800.00    280,800.00  Purchase  Full           351,000.00   9/1/2010       10
57916868  1,259.58  12/1/2005    302,300.00    302,300.00  R/T Refi  Full           399,000.00  11/1/2010       10
57960049  2,421.56   1/1/2006    567,000.00    567,000.00  R/T Refi  Asset Only     775,000.00   9/1/2010   10.125
57960569  1,192.76  12/1/2005    216,000.00    215,002.44  Purchase  Asset Only     280,000.00   9/1/2010    10.25
57961237  2,733.33  12/1/2005    640,000.00    640,000.00  Purchase  Full           800,000.00   9/1/2010   10.125
57962532  2,747.59  12/1/2005    678,000.00    675,488.87  Purchase  Full         1,188,000.00   9/1/2010    9.875
57969164  3,075.00  12/1/2005    720,000.00    720,000.00  R/T Refi  Full           900,000.00   9/1/2010   10.125
57969966  6,189.69  12/1/2005  1,450,000.00  1,448,482.40  Purchase  Full         2,100,000.00  10/1/2010   10.125
58004995  1,716.67  12/1/2005    412,000.00    412,000.00  Purchase  Asset Only     520,000.00  10/1/2010       10
58015355  2,629.87  12/1/2005    483,000.00    467,079.38  C/O Refi  Asset Only   1,200,000.00   9/1/2010   10.125
58040999  3,843.75  12/1/2005    900,000.00    900,000.00  C/O Refi  Asset Only   1,200,000.00  10/1/2010   10.125
58048919  1,875.00  12/1/2005    800,000.00    450,000.00  Purchase  Asset Only   1,150,000.00   9/1/2010       10
58049354  1,708.33   1/1/2006    400,000.00    400,000.00  R/T Refi  Asset Only     500,000.00   9/1/2010   10.125
58053463  8,125.00  12/1/2005  2,000,000.00  2,000,000.00  Purchase  Asset Only   4,050,000.00   9/1/2010    9.875
58055245  2,225.70  12/1/2005    521,250.00    521,138.69  Purchase  Asset Only     700,000.00   9/1/2010   10.125
58060708  2,699.16  12/1/2005    632,000.00    631,997.49  C/O Refi  Asset Only     790,000.00   9/1/2010   10.125
58076522  3,288.54  12/1/2005    770,000.00    770,000.00  R/T Refi  Asset Only   1,100,000.00   9/1/2010   10.125
58077991  1,250.00  12/1/2005    300,000.00    300,000.00  Purchase  Asset Only     375,000.00   9/1/2010       10
58097304  5,444.87   1/1/2006  1,000,000.00    995,273.68  C/O Refi  Full         1,481,000.00   9/1/2010   10.125
58100843  2,164.71  12/1/2005    536,000.00    532,850.72  Purchase  Asset Only     670,000.00   9/1/2010    9.875
58110362  3,462.50   1/1/2006    831,000.00    831,000.00  Purchase  Full         1,108,000.00   9/1/2010       10
58119744  2,477.08   1/1/2006    580,000.00    580,000.00  Purchase  Full           735,000.00   9/1/2010   10.125
58121237  1,633.46  12/1/2005    300,000.00    298,938.86  Purchase  Full           400,000.00  10/1/2010   10.125
58143553  1,498.54  12/1/2005    359,650.00    359,650.00  Purchase  Asset Only     750,000.00   9/1/2010       10
58147018  2,242.19  12/1/2005    525,000.00    525,000.00  Purchase  Asset Only     680,000.00   9/1/2010   10.125
58149493  1,186.22  12/1/2005    277,750.00    277,750.00  R/T Refi  Full           530,000.00   9/1/2010   10.125
58181306  2,715.33  12/1/2005    635,784.00    635,784.00  Purchase  Asset Only     875,000.00  10/1/2010   10.125
58181793  5,270.52  12/1/2005  1,331,500.00  1,331,500.00  R/T Refi  Full         2,100,000.00   9/1/2010     9.75
58184797  2,114.06  12/1/2005    495,000.00    495,000.00  Purchase  Full           675,000.00  10/1/2010   10.125
58189473  2,083.33  12/1/2005    500,000.00    500,000.00  Purchase  Asset Only     645,000.00  10/1/2010       10
58189937    854.17  12/1/2005    200,000.00    200,000.00  C/O Refi  Asset Only     967,000.00   9/1/2010   10.125
58216847  6,093.75  12/1/2005  1,500,000.00  1,500,000.00  Purchase  Full         2,400,000.00   9/1/2010    9.875
58218488  1,951.77  12/1/2005    457,000.00    457,000.00  C/O Refi  Asset Only     825,000.00   9/1/2010   10.125
58227109  4,270.83  12/1/2005  1,000,000.00  1,000,000.00  C/O Refi  Asset Only   2,175,000.00   9/1/2010   10.125
58228305  2,733.33  12/1/2005    640,000.00    640,000.00  Purchase  Full           843,000.00   9/1/2010   10.125
58233669  4,166.67  12/1/2005  1,000,000.00  1,000,000.00  Purchase  Full         1,300,000.00   9/1/2010       10
58237389  3,318.65  12/1/2005    609,500.00    594,576.80  R/T Refi  Asset Only   2,200,000.00   9/1/2010   10.125
58252693  1,494.79   1/1/2006    350,000.00    350,000.00  Purchase  Asset Only     491,000.00  10/1/2010   10.125
58278169  3,091.02  12/1/2005    723,750.00    723,750.00  C/O Refi  Full           965,000.00   9/1/2010   10.125
58288978  1,498.54  12/1/2005    359,650.00    359,650.00  Purchase  Asset Only     555,000.00  10/1/2010       10
58317132  1,088.97  12/1/2005    200,000.00    199,054.76  Purchase  Asset Only     250,000.00   9/1/2010   10.125
58346644  2,754.69  12/1/2005    645,000.00    645,000.00  R/T Refi  Asset Only  11,800,000.00  10/1/2010   10.125
58369406  8,541.67  12/1/2005  2,000,000.00  2,000,000.00  Purchase  Full         2,710,000.00  10/1/2010   10.125

LOANID    FLOOR  CAPINT  MARGIN  INDEX     ODATE       ORIGINATOR   SERVICER     LPMI  SVCFEE
--------  -----  ------  ------  --------  ----------  -----------  -----------  ----  ------

57763575   2.75       2    2.75  1 YR CMT    8/1/2005  Wells Fargo  Wells Fargo     0    0.25
57763633   2.75       2    2.75  1 YR CMT   8/31/2005  Wells Fargo  Wells Fargo     0    0.25
57767394   2.75       2    2.75  1 YR CMT   9/22/2005  Wells Fargo  Wells Fargo     0    0.25
57768681   2.75       2    2.75  1 YR CMT    8/5/2005  Wells Fargo  Wells Fargo     0    0.25
57769416   2.75       2    2.75  1 YR CMT   8/31/2005  Wells Fargo  Wells Fargo     0    0.25
57770158   2.75       2    2.75  1 YR CMT   8/31/2005  Wells Fargo  Wells Fargo     0    0.25
57770638   2.75       2    2.75  1 YR CMT   8/29/2005  Wells Fargo  Wells Fargo     0    0.25
57788671   2.75       2    2.75  1 YR CMT   8/15/2005  Wells Fargo  Wells Fargo     0    0.25
57801458   2.75       2    2.75  1 YR CMT   8/29/2005  Wells Fargo  Wells Fargo     0    0.25
57806705   2.75       2    2.75  1 YR CMT   8/16/2005  Wells Fargo  Wells Fargo     0    0.25
57810145   2.75       2    2.75  1 YR CMT   8/31/2005  Wells Fargo  Wells Fargo     0    0.25
57812976   2.75       2    2.75  1 YR CMT   8/25/2005  Wells Fargo  Wells Fargo     0    0.25
57814717   2.75       2    2.75  1 YR CMT    8/5/2005  Wells Fargo  Wells Fargo     0    0.25
57817579   2.75       2    2.75  1 YR CMT   8/30/2005  Wells Fargo  Wells Fargo     0    0.25
57841579   2.75       2    2.75  1 YR CMT   8/31/2005  Wells Fargo  Wells Fargo     0    0.25
57842783   2.75       2    2.75  1 YR CMT    9/1/2005  Wells Fargo  Wells Fargo     0    0.25
57848871   2.75       2    2.75  1 YR CMT   8/15/2005  Wells Fargo  Wells Fargo     0    0.25
57856817   2.75       2    2.75  1 YR CMT   8/18/2005  Wells Fargo  Wells Fargo     0    0.25
57857153   2.75       2    2.75  1 YR CMT   8/24/2005  Wells Fargo  Wells Fargo     0    0.25
57862708   2.75       2    2.75  1 YR CMT   8/31/2005  Wells Fargo  Wells Fargo     0    0.25
57863219   2.75       2    2.75  1 YR CMT    9/6/2005  Wells Fargo  Wells Fargo     0    0.25
57864373   2.75       2    2.75  1 YR CMT   8/10/2005  Wells Fargo  Wells Fargo     0    0.25
57873713   2.75       2    2.75  1 YR CMT   8/31/2005  Wells Fargo  Wells Fargo     0    0.25
57896615   2.75       2    2.75  1 YR CMT   8/10/2005  Wells Fargo  Wells Fargo     0    0.25
57911596   2.75       2    2.75  1 YR CMT   8/31/2005  Wells Fargo  Wells Fargo     0    0.25
57916868   2.75       2    2.75  1 YR CMT  10/19/2005  Wells Fargo  Wells Fargo     0    0.25
57960049   2.75       2    2.75  1 YR CMT   8/30/2005  Wells Fargo  Wells Fargo     0    0.25
57960569   2.75       2    2.75  1 YR CMT   8/16/2005  Wells Fargo  Wells Fargo     0    0.25
57961237   2.75       2    2.75  1 YR CMT   8/29/2005  Wells Fargo  Wells Fargo     0    0.25
57962532   2.75       2    2.75  1 YR CMT   8/11/2005  Wells Fargo  Wells Fargo     0    0.25
57969164   2.75       2    2.75  1 YR CMT   8/30/2005  Wells Fargo  Wells Fargo     0    0.25
57969966   2.75       2    2.75  1 YR CMT   9/16/2005  Wells Fargo  Wells Fargo     0    0.25
58004995   2.75       2    2.75  1 YR CMT   9/15/2005  Wells Fargo  Wells Fargo     0    0.25
58015355   2.75       2    2.75  1 YR CMT   8/29/2005  Wells Fargo  Wells Fargo     0    0.25
58040999   2.75       2    2.75  1 YR CMT   9/12/2005  Wells Fargo  Wells Fargo     0    0.25
58048919   2.75       2    2.75  1 YR CMT   8/30/2005  Wells Fargo  Wells Fargo     0    0.25
58049354   2.75       2    2.75  1 YR CMT   8/24/2005  Wells Fargo  Wells Fargo     0    0.25
58053463   2.75       2    2.75  1 YR CMT   8/30/2005  Wells Fargo  Wells Fargo     0    0.25
58055245   2.75       2    2.75  1 YR CMT   8/23/2005  Wells Fargo  Wells Fargo     0    0.25
58060708   2.75       2    2.75  1 YR CMT   8/31/2005  Wells Fargo  Wells Fargo     0    0.25
58076522   2.75       2    2.75  1 YR CMT   8/24/2005  Wells Fargo  Wells Fargo     0    0.25
58077991   2.75       2    2.75  1 YR CMT   8/31/2005  Wells Fargo  Wells Fargo     0    0.25
58097304   2.75       2    2.75  1 YR CMT   8/29/2005  Wells Fargo  Wells Fargo     0    0.25
58100843   2.75       2    2.75  1 YR CMT   8/18/2005  Wells Fargo  Wells Fargo     0    0.25
58110362   2.75       2    2.75  1 YR CMT   8/31/2005  Wells Fargo  Wells Fargo     0    0.25
58119744   2.75       2    2.75  1 YR CMT   8/31/2005  Wells Fargo  Wells Fargo     0    0.25
58121237   2.75       2    2.75  1 YR CMT   9/14/2005  Wells Fargo  Wells Fargo     0    0.25
58143553   2.75       2    2.75  1 YR CMT   8/30/2005  Wells Fargo  Wells Fargo     0    0.25
58147018   2.75       2    2.75  1 YR CMT   8/26/2005  Wells Fargo  Wells Fargo     0    0.25
58149493   2.75       2    2.75  1 YR CMT   8/29/2005  Wells Fargo  Wells Fargo     0    0.25
58181306   2.75       2    2.75  1 YR CMT   9/12/2005  Wells Fargo  Wells Fargo     0    0.25
58181793   2.75       2    2.75  1 YR CMT   8/31/2005  Wells Fargo  Wells Fargo     0    0.25
58184797   2.75       2    2.75  1 YR CMT   9/26/2005  Wells Fargo  Wells Fargo     0    0.25
58189473   2.75       2    2.75  1 YR CMT   9/15/2005  Wells Fargo  Wells Fargo     0    0.25
58189937   2.75       2    2.75  1 YR CMT   8/29/2005  Wells Fargo  Wells Fargo     0    0.25
58216847   2.75       2    2.75  1 YR CMT   9/19/2005  Wells Fargo  Wells Fargo     0    0.25
58218488   2.75       2    2.75  1 YR CMT   8/31/2005  Wells Fargo  Wells Fargo     0    0.25
58227109   2.75       2    2.75  1 YR CMT   8/26/2005  Wells Fargo  Wells Fargo     0    0.25
58228305   2.75       2    2.75  1 YR CMT   8/31/2005  Wells Fargo  Wells Fargo     0    0.25
58233669   2.75       2    2.75  1 YR CMT    9/7/2005  Wells Fargo  Wells Fargo     0    0.25
58237389   2.75       2    2.75  1 YR CMT    9/1/2005  Wells Fargo  Wells Fargo     0    0.25
58252693   2.75       2    2.75  1 YR CMT   9/22/2005  Wells Fargo  Wells Fargo     0    0.25
58278169   2.75       2    2.75  1 YR CMT   8/31/2005  Wells Fargo  Wells Fargo     0    0.25
58288978   2.75       2    2.75  1 YR CMT    9/1/2005  Wells Fargo  Wells Fargo     0    0.25
58317132   2.75       2    2.75  1 YR CMT   8/31/2005  Wells Fargo  Wells Fargo     0    0.25
58346644   2.75       2    2.75  1 YR CMT   9/12/2005  Wells Fargo  Wells Fargo     0    0.25
58369406   2.75       2    2.75  1 YR CMT    9/8/2005  Wells Fargo  Wells Fargo     0    0.25

LOANID     OCC        PROPTYPE     OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE
---------  ---------  -----------  -----  -------  -----  -----  ---------  --------  ---------

 58369455  Primary    SFR            360      356  79.88      5  10/1/2005  1/1/2006   9/1/2035
 58371782  Primary    SFR            360      358  56.69      5  12/1/2005  2/1/2006  11/1/2035
 58377326  Primary    2-Family       360      357   72.2  5.125  11/1/2005  1/1/2006  10/1/2035
 58398611  Secondary  SFR            360      357     80  5.125  11/1/2005  1/1/2006  10/1/2035
 58406836  Primary    SFR            360      356   66.7      5  10/1/2005  1/1/2006   9/1/2035
 58415837  Primary    SFR            360      357     80  4.875  11/1/2005  1/1/2006  10/1/2035
 58416728  Primary    SFR            360      356   76.6  5.125  10/1/2005  1/1/2006   9/1/2035
 58416827  Primary    SFR            360      358  60.61  5.125  12/1/2005  1/1/2006  11/1/2035
 58419631  Primary    Condominium    360      356  73.53  5.125  10/1/2005  1/1/2006   9/1/2035
 58427824  Primary    SFR            360      356     80  5.125  10/1/2005  1/1/2006   9/1/2035
 58456567  Primary    SFR            360      356     70      5  10/1/2005  1/1/2006   9/1/2035
 58503384  Primary    SFR            360      356  59.68   4.75  10/1/2005  1/1/2006   9/1/2035
 58503418  Primary    SFR            360      357     75  4.875  11/1/2005  1/1/2006  10/1/2035
 58503657  Primary    SFR            360      356  69.44      5  10/1/2005  1/1/2006   9/1/2035
 58512393  Primary    SFR            360      358  49.09      5  12/1/2005  2/1/2006  11/1/2035
 58560079  Primary    SFR            360      357  41.36  5.125  11/1/2005  1/1/2006  10/1/2035
 58562745  Primary    SFR            360      357     60  4.875  11/1/2005  1/1/2006  10/1/2035
 58575812  Primary    SFR            360      357  53.66  5.125  11/1/2005  1/1/2006  10/1/2035
 58597089  Primary    SFR            360      356  46.43  5.125  10/1/2005  1/1/2006   9/1/2035
 58597154  Primary    SFR            360      358  79.64  4.625  12/1/2005  1/1/2006  11/1/2035
 58604802  Secondary  SFR            360      356     65  5.125  10/1/2005  1/1/2006   9/1/2035
 58642042  Secondary  SFR            360      357     80  5.125  11/1/2005  1/1/2006  10/1/2035
 58647678  Primary    Condominium    360      356  75.03  5.125  10/1/2005  4/1/2006   9/1/2035
 58651928  Primary    2-Family       360      356     65      5  10/1/2005  1/1/2006   9/1/2035
 58655663  Primary    SFR            360      357  32.26  4.875  11/1/2005  1/1/2006  10/1/2035
 58701657  Primary    Condominium    360      357     80  5.125  11/1/2005  2/1/2006  10/1/2035
 58750357  Primary    SFR            360      356  72.73  5.125  10/1/2005  1/1/2006   9/1/2035
 58751827  Primary    SFR            360      356     80  5.125  10/1/2005  1/1/2006   9/1/2035
 58753583  Primary    SFR            360      357  66.45  5.125  11/1/2005  2/1/2006  10/1/2035
 58821331  Primary    SFR            360      357  34.59  5.125  11/1/2005  1/1/2006  10/1/2035
 58841727  Secondary  Condominium    360      356     80  5.125  10/1/2005  1/1/2006   9/1/2035
 58845058  Secondary  SFR            360      357     80      5  11/1/2005  1/1/2006  10/1/2035
 58878034  Secondary  SFR            360      358     75  5.125  12/1/2005  1/1/2006  11/1/2035
 58970344  Primary    SFR            360      358     80  5.125  12/1/2005  1/1/2006  11/1/2035
 58973686  Secondary  SFR            360      357     80  5.125  11/1/2005  1/1/2006  10/1/2035
139678015  Primary    SFR            360      345   78.9   4.75  11/1/2004  1/1/2006  10/1/2034
140220187  Primary    Condominium    360      346     75   4.75  12/1/2004  2/1/2006  11/1/2034
140288283  Primary    SFR            360      346  65.79    4.5  12/1/2004  1/1/2006  11/1/2034
141243493  Primary    SFR            360      356  67.25  4.625  10/1/2005  1/1/2006   9/1/2035
142283126  Primary    Condominium    360      352  73.28  4.625   6/1/2005  2/1/2006   5/1/2035
142476449  Primary    SFR            360      351  76.31  4.375   5/1/2005  1/1/2006   4/1/2035
142516715  Primary    SFR            360      351     80    4.5   5/1/2005  1/1/2006   4/1/2035
142593326  Primary    SFR            360      352     80  4.375   6/1/2005  1/1/2006   5/1/2035
142718568  Primary    SFR            360      351  43.96  4.375   5/1/2005  1/1/2006   4/1/2035
142935337  Primary    SFR            360      357     80  4.875  11/1/2005  1/1/2006  10/1/2035
143037554  Primary    SFR            360      356  52.63      4  10/1/2005  1/1/2006   9/1/2035
143119402  Primary    SFR            360      353     20  4.625   7/1/2005  1/1/2006   6/1/2035
143137719  Primary    SFR            360      353     80  4.125   7/1/2005  1/1/2006   6/1/2035
143144236  Primary    SFR            360      352  64.31      4   6/1/2005  1/1/2006   5/1/2035
143186021  Primary    SFR            360      353   60.5  4.875   7/1/2005  1/1/2006   6/1/2035
143245298  Primary    Condominium    360      353  73.26   5.25   7/1/2005  1/1/2006   6/1/2035
143327062  Primary    SFR            360      356     80    4.5  10/1/2005  1/1/2006   9/1/2035
143351682  Primary    Cooperative    360      356  41.84   4.75  10/1/2005  1/1/2006   9/1/2035
143360097  Primary    Condominium    360      353  65.25    4.5   7/1/2005  1/1/2006   6/1/2035
143472157  Primary    SFR            360      353     80  4.625   7/1/2005  1/1/2006   6/1/2035
143955904  Primary    SFR            360      354     80   4.75   8/1/2005  2/1/2006   7/1/2035
143974707  Primary    SFR            360      357     80  4.875  11/1/2005  1/1/2006  10/1/2035
144262466  Primary    SFR            360      353     80  4.875   7/1/2005  1/1/2006   6/1/2035
144363462  Primary    SFR            360      354     80  4.875   8/1/2005  1/1/2006   7/1/2035
144369717  Primary    Cooperative    360      356     75  4.875  10/1/2005  1/1/2006   9/1/2035
144491107  Primary    SFR            360      355     80    4.5   9/1/2005  1/1/2006   8/1/2035
144672995  Primary    SFR            360      356  65.26    4.5  10/1/2005  1/1/2006   9/1/2035
144837168  Primary    Condominium    360      355  69.23   4.75   9/1/2005  1/1/2006   8/1/2035
144846151  Primary    SFR            360      356  35.21  4.875  10/1/2005  1/1/2006   9/1/2035
144929692  Secondary  SFR            360      357     80      5  11/1/2005  1/1/2006  10/1/2035
144969284  Secondary  SFR            360      356  78.04  5.125  10/1/2005  1/1/2006   9/1/2035
144991494  Primary    SFR            360      355  64.81   2.75   9/1/2005  1/1/2006   8/1/2035

LOANID     PANDI     PTDATE     OBAL          COBAL         PURPOSE   DOC          OAPPVAL       FRTRDATE   CEILING
---------  --------  ---------  ------------  ------------  --------  -----------  ------------  ---------  -------

 58369455  1,406.47  12/1/2005    262,000.00    260,732.91  Purchase  Asset Only     328,000.00   9/1/2010       10
 58371782  4,166.67   1/1/2006  1,000,000.00  1,000,000.00  Purchase  Asset Only   1,775,000.00  11/1/2010       10
 58377326  2,177.95  12/1/2005    400,000.00    398,585.12  Purchase  Asset Only     563,000.00  10/1/2010   10.125
 58398611  1,452.08  12/1/2005    340,000.00    340,000.00  Purchase  Full           425,800.00  10/1/2010   10.125
 58406836  4,104.15  12/1/2005    985,000.00    984,997.00  Purchase  Full         1,485,000.00   9/1/2010       10
 58415837  4,061.94  12/1/2005    999,862.00    999,862.00  Purchase  Asset Only   1,250,000.00  10/1/2010    9.875
 58416728  2,135.42  12/1/2005    500,000.00    500,000.00  Purchase  Asset Only     700,000.00   9/1/2010   10.125
 58416827  4,270.83  12/1/2005  1,000,000.00  1,000,000.00  C/O Refi  Full         1,650,000.00  11/1/2010   10.125
 58419631  2,133.72  12/1/2005    500,000.00    499,603.24  Purchase  Full           680,000.00   9/1/2010   10.125
 58427824  2,526.62  12/1/2005    591,600.00    591,600.00  Purchase  Full           740,000.00   9/1/2010   10.125
 58456567  4,772.34  12/1/2005    889,000.00    884,700.54  Purchase  Asset Only   1,270,000.00   9/1/2010       10
 58503384  2,929.17  12/1/2005    740,000.00    740,000.00  Purchase  Asset Only   1,240,000.00   9/1/2010     9.75
 58503418  2,877.57  12/1/2005    543,750.00    541,736.08  Purchase  Asset Only     725,000.00  10/1/2010    9.875
 58503657  4,166.67  12/1/2005  1,000,000.00  1,000,000.00  Purchase  Full         1,440,000.00   9/1/2010       10
 58512393  1,912.50   1/1/2006    459,000.00    459,000.00  R/T Refi  Asset Only     935,000.00  11/1/2010       10
 58560079  1,943.23  12/1/2005    455,000.00    455,000.00  C/O Refi  Full         1,100,000.00  10/1/2010   10.125
 58562745  3,656.25  12/1/2005    900,000.00    900,000.00  C/O Refi  Asset Only   1,500,000.00  10/1/2010    9.875
 58575812  1,878.12  12/1/2005    440,000.00    439,510.07  C/O Refi  Asset Only     820,000.00  10/1/2010   10.125
 58597089  1,665.62  12/1/2005    390,000.00    390,000.00  Purchase  Asset Only     840,000.00   9/1/2010   10.125
 58597154  2,961.93  12/1/2005    768,500.00    768,500.00  Purchase  Full           965,000.00  11/1/2010    9.625
 58604802  6,384.90  12/1/2005  1,495,000.00  1,495,000.00  Purchase  Asset Only   2,300,000.00   9/1/2010   10.125
 58642042  1,059.56  12/1/2005    248,091.00    248,091.00  Purchase  Full           310,114.00  10/1/2010   10.125
 58647678  2,135.42   3/1/2006    500,000.00    500,000.00  Purchase  Asset Only     695,000.00   9/1/2010   10.125
 58651928  7,583.33  12/1/2005  1,820,000.00  1,820,000.00  Purchase  Asset Only   2,800,000.00   9/1/2010       10
 58655663  4,062.50  12/1/2005  1,000,000.00  1,000,000.00  Purchase  Asset Only   3,100,000.00  10/1/2010    9.875
 58701657  3,382.50   1/1/2006    792,000.00    792,000.00  Purchase  Full           990,000.00  10/1/2010   10.125
 58750357  1,366.67  12/1/2005    320,000.00    320,000.00  Purchase  Asset Only     440,000.00   9/1/2010   10.125
 58751827  4,612.50  12/1/2005  1,080,000.00  1,080,000.00  Purchase  Full         1,350,000.00   9/1/2010   10.125
 58753583  4,270.83   1/1/2006  1,000,000.00  1,000,000.00  C/O Refi  Asset Only   1,505,000.00  10/1/2010   10.125
 58821331  2,733.33  12/1/2005    640,000.00    640,000.00  C/O Refi  Asset Only   1,850,000.00  10/1/2010   10.125
 58841727  1,724.72  12/1/2005    403,840.00    403,836.55  Purchase  Asset Only     505,000.00   9/1/2010   10.125
 58845058  1,366.67  12/1/2005    328,000.00    328,000.00  Purchase  Asset Only     420,000.00  10/1/2010       10
 58878034  1,281.25  12/1/2005    300,000.00    300,000.00  Purchase  Asset Only     450,000.00  11/1/2010   10.125
 58970344  3,177.50  12/1/2005    744,000.00    744,000.00  Purchase  Asset Only     930,000.00  11/1/2010   10.125
 58973686  1,793.75  12/1/2005    420,000.00    420,000.00  Purchase  Asset Only     525,000.00  10/1/2010   10.125
139678015  2,210.43  12/1/2005    576,000.00    557,034.86  R/T Refi  Asset Only     730,000.00  10/1/2009     9.75
140220187  1,466.56   1/1/2006    370,500.00    370,500.00  C/O Refi  Full           494,000.00  11/1/2009     9.75
140288283  3,750.00  12/1/2005  1,000,000.00  1,000,000.00  R/T Refi  Full         1,520,000.00  11/1/2009      9.5
141243493  2,770.31  12/1/2005    718,782.00    718,782.00  Purchase  Asset Only   1,069,000.00   9/1/2010    9.625
142283126  2,354.76   1/1/2006    458,000.00    453,219.25  C/O Refi  No Doc         625,000.00   5/1/2010    9.625
142476449  1,610.06  12/1/2005    992,000.00    441,617.35  Purchase  Asset Only   1,300,000.00   4/1/2010    9.375
142516715  1,866.41  12/1/2005    497,710.00    497,710.00  Purchase  No Doc         623,000.00   4/1/2010      9.5
142593326  1,400.00  12/1/2005    384,000.00    384,000.00  Purchase  Full           570,000.00   5/1/2010    9.375
142718568  2,888.71  12/1/2005    800,000.00    791,221.92  Purchase  Asset Only   1,820,000.00   4/1/2010    9.375
142935337  2,372.50  12/1/2005    584,000.00    584,000.00  C/O Refi  Income Only    730,000.00  10/1/2010    9.875
143037554  2,000.00  12/1/2005    600,000.00    600,000.00  Purchase  No Doc       1,140,000.00   9/1/2010        9
143119402  3,854.17  12/1/2005  1,000,000.00  1,000,000.00  C/O Refi  Income Only  5,000,000.00   6/1/2010    9.625
143137719  1,663.75  12/1/2005    484,000.00    484,000.00  Purchase  No Doc         615,000.00   6/1/2010    9.125
143144236  4,774.16  12/1/2005  1,000,000.00    988,338.02  Purchase  Asset Only   1,600,000.00   5/1/2010        9
143186021  2,457.81  12/1/2005    605,000.00    605,000.00  R/T Refi  Full         1,000,000.00   6/1/2010    9.875
143245298  4,375.00  12/1/2005  1,000,000.00  1,000,000.00  Purchase  Asset Only   1,375,000.00   6/1/2010    10.25
143327062  2,846.62  12/1/2005    561,812.00    558,836.02  Purchase  Asset Only     720,000.00   9/1/2010      9.5
143351682  1,979.17  12/1/2005    500,000.00    500,000.00  Purchase  No Doc       1,195,000.00   9/1/2010     9.75
143360097  2,756.25  12/1/2005    735,000.00    735,000.00  Purchase  Asset Only   1,127,000.00   6/1/2010      9.5
143472157  1,584.44  12/1/2005    411,099.00    411,099.00  Purchase  No Doc         550,000.00   6/1/2010    9.625
143955904  3,083.98   1/1/2006    591,200.00    586,692.73  Purchase  Asset Only     739,000.00   7/1/2010     9.75
143974707    796.25  12/1/2005    196,000.00    196,000.00  Purchase  Full           245,000.00  10/1/2010    9.875
144262466  2,841.72  12/1/2005    700,000.00    699,500.00  Purchase  Asset Only     875,000.00   6/1/2010    9.875
144363462  1,912.88  12/1/2005    472,000.00    470,575.97  Purchase  No Doc         622,000.00   7/1/2010    9.875
144369717  3,168.75  12/1/2005    780,000.00    780,000.00  Purchase  Asset Only   1,050,000.00   9/1/2010    9.875
144491107  2,700.00  12/1/2005    720,000.00    720,000.00  Purchase  Asset Only     900,000.00   8/1/2010      9.5
144672995  2,437.50  12/1/2005    650,000.00    650,000.00  Purchase  Asset Only   1,100,000.00   9/1/2010      9.5
144837168  1,029.17  12/1/2005    270,000.00    250,000.00  Purchase  No Doc         395,000.00   8/1/2010     9.75
144846151  1,015.63  12/1/2005    250,000.00    250,000.00  Purchase  No Doc         715,000.00   9/1/2010    9.875
144929692  1,583.26  12/1/2005    380,000.00    379,966.59  Purchase  Full           485,000.00  10/1/2010       10
144969284  2,391.67  12/1/2005    560,000.00    560,000.00  Purchase  Asset Only     718,000.00   9/1/2010   10.125
144991494  2,291.44  12/1/2005  1,000,000.00    999,900.00  C/O Refi  Full         1,543,000.00   8/1/2010     7.75

LOANID     FLOOR  CAPINT  MARGIN  INDEX     ODATE       ORIGINATOR   SERVICER     LPMI  SVCFEE
---------  -----  ------  ------  --------  ----------  -----------  -----------  ----  ------

 58369455   2.75       2    2.75  1 YR CMT    9/2/2005  Wells Fargo  Wells Fargo     0    0.25
 58371782   2.75       2    2.75  1 YR CMT  10/13/2005  Wells Fargo  Wells Fargo     0    0.25
 58377326   2.75       2    2.75  1 YR CMT   9/20/2005  Wells Fargo  Wells Fargo     0    0.25
 58398611   2.75       2    2.75  1 YR CMT   9/19/2005  Wells Fargo  Wells Fargo     0    0.25
 58406836   2.75       2    2.75  1 YR CMT    9/6/2005  Wells Fargo  Wells Fargo     0    0.25
 58415837   2.75       2    2.75  1 YR CMT   9/22/2005  Wells Fargo  Wells Fargo     0    0.25
 58416728   2.75       2    2.75  1 YR CMT   8/29/2005  Wells Fargo  Wells Fargo     0    0.25
 58416827   2.75       2    2.75  1 YR CMT  10/19/2005  Wells Fargo  Wells Fargo     0    0.25
 58419631   2.75       2    2.75  1 YR CMT   8/31/2005  Wells Fargo  Wells Fargo     0    0.25
 58427824   2.75       2    2.75  1 YR CMT   8/24/2005  Wells Fargo  Wells Fargo     0    0.25
 58456567   2.75       2    2.75  1 YR CMT   8/30/2005  Wells Fargo  Wells Fargo     0    0.25
 58503384   2.75       2    2.75  1 YR CMT    9/6/2005  Wells Fargo  Wells Fargo     0    0.25
 58503418   2.75       2    2.75  1 YR CMT   9/16/2005  Wells Fargo  Wells Fargo     0    0.25
 58503657   2.75       2    2.75  1 YR CMT   8/30/2005  Wells Fargo  Wells Fargo     0    0.25
 58512393   2.75       2    2.75  1 YR CMT   9/29/2005  Wells Fargo  Wells Fargo     0    0.25
 58560079   2.75       2    2.75  1 YR CMT   9/19/2005  Wells Fargo  Wells Fargo     0    0.25
 58562745   2.75       2    2.75  1 YR CMT   9/27/2005  Wells Fargo  Wells Fargo     0    0.25
 58575812   2.75       2    2.75  1 YR CMT   9/13/2005  Wells Fargo  Wells Fargo     0    0.25
 58597089   2.75       2    2.75  1 YR CMT   8/24/2005  Wells Fargo  Wells Fargo     0    0.25
 58597154   2.75       2    2.75  1 YR CMT   10/4/2005  Wells Fargo  Wells Fargo     0    0.25
 58604802   2.75       2    2.75  1 YR CMT    9/7/2005  Wells Fargo  Wells Fargo     0    0.25
 58642042   2.75       2    2.75  1 YR CMT    9/7/2005  Wells Fargo  Wells Fargo     0    0.25
 58647678   2.75       2    2.75  1 YR CMT   8/25/2005  Wells Fargo  Wells Fargo     0    0.25
 58651928   2.75       2    2.75  1 YR CMT    9/7/2005  Wells Fargo  Wells Fargo     0    0.25
 58655663   2.75       2    2.75  1 YR CMT   9/23/2005  Wells Fargo  Wells Fargo     0    0.25
 58701657   2.75       2    2.75  1 YR CMT    9/6/2005  Wells Fargo  Wells Fargo     0    0.25
 58750357   2.75       2    2.75  1 YR CMT   8/30/2005  Wells Fargo  Wells Fargo     0    0.25
 58751827   2.75       2    2.75  1 YR CMT   8/31/2005  Wells Fargo  Wells Fargo     0    0.25
 58753583   2.75       2    2.75  1 YR CMT    9/7/2005  Wells Fargo  Wells Fargo     0    0.25
 58821331   2.75       2    2.75  1 YR CMT   9/29/2005  Wells Fargo  Wells Fargo     0    0.25
 58841727   2.75       2    2.75  1 YR CMT   8/29/2005  Wells Fargo  Wells Fargo     0    0.25
 58845058   2.75       2    2.75  1 YR CMT   9/15/2005  Wells Fargo  Wells Fargo     0    0.25
 58878034   2.75       2    2.75  1 YR CMT  10/13/2005  Wells Fargo  Wells Fargo     0    0.25
 58970344   2.75       2    2.75  1 YR CMT  10/27/2005  Wells Fargo  Wells Fargo     0    0.25
 58973686   2.75       2    2.75  1 YR CMT   9/14/2005  Wells Fargo  Wells Fargo     0    0.25
139678015   2.75       2    2.75  1 YR CMT   9/10/2004  Wells Fargo  Wells Fargo     0    0.25
140220187   2.75       2    2.75  1 YR CMT  10/15/2004  Wells Fargo  Wells Fargo     0    0.25
140288283   2.75       2    2.75  1 YR CMT   10/7/2004  Wells Fargo  Wells Fargo     0    0.25
141243493   2.75       2    2.75  1 YR CMT   8/19/2005  Wells Fargo  Wells Fargo     0    0.25
142283126   2.75       2    2.75  1 YR CMT   4/12/2005  Wells Fargo  Wells Fargo     0    0.25
142476449   2.75       2    2.75  1 YR CMT   3/14/2005  Wells Fargo  Wells Fargo     0    0.25
142516715   2.75       2    2.75  1 YR CMT   3/14/2005  Wells Fargo  Wells Fargo     0    0.25
142593326   2.75       2    2.75  1 YR CMT    4/7/2005  Wells Fargo  Wells Fargo     0    0.25
142718568   2.75       2    2.75  1 YR CMT    3/8/2005  Wells Fargo  Wells Fargo     0    0.25
142935337   2.75       2    2.75  1 YR CMT   7/21/2005  Wells Fargo  Wells Fargo     0    0.25
143037554   2.75       2    2.75  1 YR CMT   8/10/2005  Wells Fargo  Wells Fargo     0    0.25
143119402   2.75       2    2.75  1 YR CMT    5/3/2005  Wells Fargo  Wells Fargo     0    0.25
143137719   2.75       2    2.75  1 YR CMT   5/26/2005  Wells Fargo  Wells Fargo     0    0.25
143144236   2.75       2    2.75  1 YR CMT   4/25/2005  Wells Fargo  Wells Fargo     0    0.25
143186021   2.75       2    2.75  1 YR CMT   5/13/2005  Wells Fargo  Wells Fargo     0    0.25
143245298   2.75       2    2.75  1 YR CMT    5/6/2005  Wells Fargo  Wells Fargo     0    0.25
143327062   2.75       2    2.75  1 YR CMT    8/4/2005  Wells Fargo  Wells Fargo     0    0.25
143351682   2.75       2    2.75  1 YR CMT    8/9/2005  Wells Fargo  Wells Fargo     0    0.25
143360097   2.75       2    2.75  1 YR CMT   5/19/2005  Wells Fargo  Wells Fargo     0    0.25
143472157   2.75       2    2.75  1 YR CMT    5/9/2005  Wells Fargo  Wells Fargo     0    0.25
143955904   2.75       2    2.75  1 YR CMT   5/25/2005  Wells Fargo  Wells Fargo     0    0.25
143974707   2.75       2    2.75  1 YR CMT   9/29/2005  Wells Fargo  Wells Fargo     0    0.25
144262466   2.75       2    2.75  1 YR CMT   5/25/2005  Wells Fargo  Wells Fargo     0    0.25
144363462   2.75       2    2.75  1 YR CMT   6/16/2005  Wells Fargo  Wells Fargo     0    0.25
144369717   2.75       2    2.75  1 YR CMT    8/8/2005  Wells Fargo  Wells Fargo     0    0.25
144491107   2.75       2    2.75  1 YR CMT    7/7/2005  Wells Fargo  Wells Fargo     0    0.25
144672995   2.75       2    2.75  1 YR CMT   8/19/2005  Wells Fargo  Wells Fargo     0    0.25
144837168   2.75       2    2.75  1 YR CMT   7/15/2005  Wells Fargo  Wells Fargo     0    0.25
144846151   2.75       2    2.75  1 YR CMT    8/1/2005  Wells Fargo  Wells Fargo     0    0.25
144929692   2.75       2    2.75  1 YR CMT   8/25/2005  Wells Fargo  Wells Fargo     0    0.25
144969284   2.75       2    2.75  1 YR CMT   8/26/2005  Wells Fargo  Wells Fargo     0    0.25
144991494   2.75       2    2.75  1 YR CMT   7/29/2005  Wells Fargo  Wells Fargo     0    0.25

LOANID     OCC        PROPTYPE     OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE
---------  ---------  -----------  -----  -------  -----  -----  ---------  --------  ---------

145055281  Primary    SFR            360      355     80   4.75   9/1/2005  1/1/2006   8/1/2035
145111803  Primary    SFR            360      354  31.32  5.125   8/1/2005  2/1/2006   7/1/2035
145221594  Primary    SFR            360      354  67.86      5   8/1/2005  1/1/2006   7/1/2035
145236006  Primary    SFR            360      356  66.67  4.875  10/1/2005  2/1/2006   9/1/2035
145289997  Secondary  SFR            360      355  71.43  5.125   9/1/2005  1/1/2006   8/1/2035
145325254  Primary    SFR            360      356  71.43  5.125  10/1/2005  1/1/2006   9/1/2035
145332995  Secondary  SFR            360      355     80  4.875   9/1/2005  1/1/2006   8/1/2035
145359071  Primary    SFR            360      354     80      5   8/1/2005  1/1/2006   7/1/2035
145378741  Primary    SFR            360      355     95      5   9/1/2005  1/1/2006   8/1/2035
145396974  Primary    SFR            360      357  44.48  4.625  11/1/2005  1/1/2006  10/1/2035
145430252  Primary    SFR            360      356  22.61  4.875  10/1/2005  1/1/2006   9/1/2035
145471645  Primary    SFR            360      356     80   4.75  10/1/2005  1/1/2006   9/1/2035
145474458  Primary    SFR            360      355  74.29  5.125   9/1/2005  1/1/2006   8/1/2035
145489787  Primary    SFR            360      356  76.53  5.125  10/1/2005  2/1/2006   9/1/2035
145545174  Primary    SFR            360      355  70.56  4.875   9/1/2005  1/1/2006   8/1/2035
145578068  Primary    Condominium    360      357     80      5  11/1/2005  1/1/2006  10/1/2035
145586897  Primary    Condominium    360      357     80  4.875  11/1/2005  1/1/2006  10/1/2035
145719043  Primary    SFR            360      356  67.03   4.25  10/1/2005  1/1/2006   9/1/2035
145786992  Primary    Cooperative    360      356   51.6  4.875  10/1/2005  1/1/2006   9/1/2035
145838207  Primary    SFR            360      356     60    4.5  10/1/2005  1/1/2006   9/1/2035
145880423  Primary    SFR            360      356  78.67      5  10/1/2005  1/1/2006   9/1/2035
145901674  Primary    SFR            360      355  64.14  4.875   9/1/2005  1/1/2006   8/1/2035
145932521  Primary    2-Family       360      355     80   5.25   9/1/2005  1/1/2006   8/1/2035
145937546  Primary    SFR            360      356     80  4.875  10/1/2005  1/1/2006   9/1/2035
146008941  Primary    Condominium    360      357     80      5  11/1/2005  1/1/2006  10/1/2035
146010061  Secondary  Condominium    360      357     80      5  11/1/2005  1/1/2006  10/1/2035
146024195  Primary    SFR            360      357  44.33  4.875  11/1/2005  1/1/2006  10/1/2035
146032404  Primary    SFR            360      356     80  4.875  10/1/2005  1/1/2006   9/1/2035
146050869  Secondary  SFR            360      355     80   4.75   9/1/2005  1/1/2006   8/1/2035
146058508  Primary    SFR            360      357     70  4.125  11/1/2005  1/1/2006  10/1/2035
146093166  Primary    SFR            360      356     80  4.875  10/1/2005  1/1/2006   9/1/2035
146125372  Primary    SFR            360      356   38.2   4.75  10/1/2005  1/1/2006   9/1/2035
146134606  Primary    SFR            360      356  74.85  4.875  10/1/2005  1/1/2006   9/1/2035
146150677  Primary    SFR            360      356     80  5.125  10/1/2005  1/1/2006   9/1/2035
146195888  Secondary  SFR            360      357  64.52    4.5  11/1/2005  1/1/2006  10/1/2035
146258074  Secondary  SFR            360      356  50.94   5.25  10/1/2005  1/1/2006   9/1/2035
146260492  Primary    SFR            360      356  74.36  4.875  10/1/2005  2/1/2006   9/1/2035
146292545  Primary    2-Family       360      356     80  4.875  10/1/2005  1/1/2006   9/1/2035
146298393  Primary    SFR            360      355     80  4.875   9/1/2005  1/1/2006   8/1/2035
146303953  Primary    SFR            360      357     80    4.5  11/1/2005  2/1/2006  10/1/2035
146331368  Primary    SFR            360      357  34.67      5  11/1/2005  2/1/2006  10/1/2035
146361274  Primary    SFR            360      356  78.73  4.375  10/1/2005  1/1/2006   9/1/2035
146365382  Primary    SFR            360      357  68.65  4.875  11/1/2005  2/1/2006  10/1/2035
146402706  Primary    Condominium    360      356   66.6  5.125  10/1/2005  1/1/2006   9/1/2035
146416581  Primary    SFR            360      356     80   4.75  10/1/2005  2/1/2006   9/1/2035
146426838  Primary    SFR            360      357  75.58  5.125  11/1/2005  2/1/2006  10/1/2035
146508155  Primary    SFR            360      357     80      4  11/1/2005  1/1/2006  10/1/2035
146520531  Primary    SFR            360      357     80  4.875  11/1/2005  1/1/2006  10/1/2035
146586318  Primary    SFR            360      356  74.07  5.125  10/1/2005  1/1/2006   9/1/2035
146652904  Primary    SFR            360      357  65.71  4.875  11/1/2005  1/1/2006  10/1/2035
146692439  Primary    SFR            360      357     80   4.75  11/1/2005  1/1/2006  10/1/2035
146829411  Secondary  Condominium    360      357     80  5.125  11/1/2005  1/1/2006  10/1/2035
146853189  Primary    SFR            360      357     80  4.875  11/1/2005  2/1/2006  10/1/2035
146871942  Primary    SFR            360      358     80      5  12/1/2005  1/1/2006  11/1/2035
146923289  Secondary  SFR            360      357     80      5  11/1/2005  2/1/2006  10/1/2035
146931878  Primary    SFR            360      357     80    4.5  11/1/2005  1/1/2006  10/1/2035
146974118  Primary    SFR            360      358  76.68    4.5  12/1/2005  1/1/2006  11/1/2035
147011241  Primary    SFR            360      357     80  4.625  11/1/2005  1/1/2006  10/1/2035

LOANID     PANDI     PTDATE     OBAL          COBAL         PURPOSE   DOC          OAPPVAL       FRTRDATE   CEILING
---------  --------  ---------  ------------  ------------  --------  -----------  ------------  ---------  -------

145055281  2,921.23  12/1/2005    560,000.00    556,449.19  C/O Refi  Asset Only     700,000.00   8/1/2010     9.75
145111803    978.87   1/1/2006    241,200.00    229,200.00  C/O Refi  No Doc         770,000.00   7/1/2010   10.125
145221594  2,083.33  12/1/2005    712,500.00    500,000.00  C/O Refi  Asset Only   1,050,000.00   7/1/2010       10
145236006  3,086.06   1/1/2006    760,000.00    759,467.95  Purchase  Full         1,350,000.00   9/1/2010    9.875
145289997  2,135.42  12/1/2005    500,000.00    500,000.00  C/O Refi  Asset Only     700,000.00   8/1/2010   10.125
145325254  4,270.83  12/1/2005  1,000,000.00  1,000,000.00  Purchase  Asset Only   1,400,000.00   9/1/2010   10.125
145332995  3,835.00  12/1/2005    944,000.00    944,000.00  R/T Refi  Asset Only   1,180,000.00   8/1/2010    9.875
145359071  2,033.33  12/1/2005    488,000.00    488,000.00  Purchase  Income Only    610,000.00   7/1/2010       10
145378741  3,442.37  12/1/2005    641,250.00    637,365.28  Purchase  Asset Only     676,000.00   8/1/2010       10
145396974  4,802.07  12/1/2005    934,000.00    930,379.25  R/T Refi  Asset Only   2,100,000.00  10/1/2010    9.625
145430252  1,056.25  12/1/2005    260,000.00    260,000.00  C/O Refi  No Doc       1,150,000.00   9/1/2010    9.875
145471645  3,901.93  12/1/2005    748,000.00    744,213.20  Purchase  Full           947,000.00   9/1/2010     9.75
145474458  3,330.92  12/1/2005    780,000.00    779,922.46  C/O Refi  Full         1,050,000.00   8/1/2010   10.125
145489787  1,214.70   1/1/2006    287,000.00    284,231.89  C/O Refi  No Doc         375,000.00   9/1/2010   10.125
145545174  1,360.94  12/1/2005    635,000.00    335,000.00  R/T Refi  No Doc         900,000.00   8/1/2010    9.875
145578068  3,933.33  12/1/2005    944,000.00    944,000.00  Purchase  Full         1,180,000.00  10/1/2010       10
145586897  1,316.25  12/1/2005    324,000.00    324,000.00  Purchase  No Doc         405,000.00  10/1/2010    9.875
145719043  2,160.42  12/1/2005    610,000.00    610,000.00  Purchase  Asset Only     910,000.00   9/1/2010     9.25
145786992  1,970.31  12/1/2005    485,000.00    485,000.00  R/T Refi  No Doc         940,000.00   9/1/2010    9.875
145838207  3,037.50  12/1/2005    810,000.00    810,000.00  R/T Refi  Asset Only   1,350,000.00   9/1/2010      9.5
145880423  2,452.69  12/1/2005    590,000.00    588,646.28  C/O Refi  Asset Only     750,000.00   9/1/2010       10
145901674  3,648.13  12/1/2005    898,000.00    898,000.00  R/T Refi  Full         1,400,000.00   8/1/2010    9.875
145932521  3,906.70  12/1/2005    892,960.00    892,960.00  R/T Refi  No Doc       1,116,200.00   8/1/2010    10.25
145937546  3,575.00  12/1/2005    880,000.00    880,000.00  R/T Refi  Asset Only   1,100,000.00   9/1/2010    9.875
146008941  1,827.39  12/1/2005    438,574.00    438,574.00  Purchase  No Doc         550,000.00  10/1/2010       10
146010061  1,667.00  12/1/2005    400,080.00    400,080.00  Purchase  No Doc         600,000.00  10/1/2010       10
146024195    873.44  12/1/2005    215,000.00    215,000.00  C/O Refi  No Doc         485,000.00  10/1/2010    9.875
146032404  2,600.00  12/1/2005    640,000.00    640,000.00  Purchase  No Doc         800,000.00   9/1/2010    9.875
146050869  2,501.67  12/1/2005    632,000.00    632,000.00  Purchase  Asset Only     790,000.00   8/1/2010     9.75
146058508  6,003.59  12/1/2005  1,746,500.00  1,746,500.00  Purchase  Full         2,500,000.00  10/1/2010    9.125
146093166  1,160.25  12/1/2005    285,600.00    285,600.00  Purchase  No Doc         357,000.00   9/1/2010    9.875
146125372  3,364.58  12/1/2005    850,000.00    850,000.00  Purchase  Asset Only   2,225,000.00   9/1/2010     9.75
146134606  5,078.13  12/1/2005  1,250,000.00  1,250,000.00  Purchase  Full         1,700,000.00   9/1/2010    9.875
146150677    888.14  12/1/2005    208,000.00    207,911.17  Purchase  Full           265,000.00   9/1/2010   10.125
146195888  3,750.00  12/1/2005  1,000,000.00  1,000,000.00  Purchase  Full         1,550,000.00  10/1/2010      9.5
146258074    974.64  12/1/2005    176,500.00    175,684.86  Purchase  No Doc         350,000.00   9/1/2010    10.25
146260492  5,890.63   1/1/2006  1,450,000.00  1,450,000.00  Purchase  Full         1,950,000.00   9/1/2010    9.875
146292545  2,762.50  12/1/2005    680,000.00    680,000.00  Purchase  Asset Only     850,000.00   9/1/2010    9.875
146298393  3,493.75  12/1/2005    860,000.00    860,000.00  Purchase  Asset Only   1,075,000.00   8/1/2010    9.875
146303953  3,418.17   1/1/2006    911,513.00    911,513.00  Purchase  Asset Only   1,150,000.00  10/1/2010      9.5
146331368  1,083.33   1/1/2006    260,000.00    260,000.00  R/T Refi  Full           750,000.00  10/1/2010       10
146361274  2,705.21  12/1/2005    742,000.00    742,000.00  Purchase  Full           995,000.00   9/1/2010    9.375
146365382  2,463.47   1/1/2006    635,000.00    606,006.98  Purchase  Full           940,000.00  10/1/2010    9.875
146402706  1,958.25  12/1/2005    359,650.00    357,950.17  Purchase  No Doc         540,000.00   9/1/2010   10.125
146416581  2,058.33   1/1/2006    520,000.00    520,000.00  Purchase  Full           650,000.00   9/1/2010     9.75
146426838  2,773.48   1/1/2006    650,000.00    649,600.00  R/T Refi  Asset Only     860,000.00  10/1/2010   10.125
146508155  3,914.81  12/1/2005    820,000.00    816,443.73  Purchase  Full         1,050,000.00  10/1/2010        9
146520531  2,661.83  12/1/2005    655,220.00    655,220.00  Purchase  Full           820,000.00  10/1/2010    9.875
146586318  2,135.42  12/1/2005    500,000.00    500,000.00  R/T Refi  No Doc         675,000.00   9/1/2010   10.125
146652904  2,677.80  12/1/2005    506,000.00    504,125.87  Purchase  Full           830,000.00  10/1/2010    9.875
146692439  2,248.33  12/1/2005    568,000.00    568,000.00  Purchase  Asset Only     747,000.00  10/1/2010     9.75
146829411  2,323.33  12/1/2005    544,000.00    544,000.00  Purchase  No Doc         680,000.00  10/1/2010   10.125
146853189  2,015.00   1/1/2006    496,000.00    496,000.00  Purchase  No Doc         625,000.00  10/1/2010    9.875
146871942    933.33  12/1/2005    224,000.00    224,000.00  Purchase  Asset Only     280,000.00  11/1/2010       10
146923289    699.79   1/1/2006    168,000.00    167,949.79  Purchase  No Doc         214,000.00  10/1/2010       10
146931878  1,048.84  12/1/2005    207,000.00    206,179.16  Purchase  No Doc         265,000.00  10/1/2010      9.5
146974118  2,775.00  12/1/2005    740,000.00    740,000.00  Purchase  Full           965,000.00  11/1/2010      9.5
147011241  3,269.52  12/1/2005    635,920.00    633,454.79  Purchase  Asset Only     800,000.00  10/1/2010    9.625

LOANID     FLOOR  CAPINT  MARGIN  INDEX     ODATE      ORIGINATOR   SERVICER     LPMI  SVCFEE
---------  -----  ------  ------  --------  ---------  -----------  -----------  ----  ------

145055281   2.75       2    2.75  1 YR CMT  7/19/2005  Wells Fargo  Wells Fargo     0    0.25
145111803   2.75       2    2.75  1 YR CMT  6/24/2005  Wells Fargo  Wells Fargo     0    0.25
145221594   2.75       2    2.75  1 YR CMT  6/23/2005  Wells Fargo  Wells Fargo     0    0.25
145236006   2.75       2    2.75  1 YR CMT  7/29/2005  Wells Fargo  Wells Fargo     0    0.25
145289997   2.75       2    2.75  1 YR CMT  7/25/2005  Wells Fargo  Wells Fargo     0    0.25
145325254   2.75       2    2.75  1 YR CMT  8/29/2005  Wells Fargo  Wells Fargo     0    0.25
145332995   2.75       2    2.75  1 YR CMT  7/25/2005  Wells Fargo  Wells Fargo     0    0.25
145359071   2.75       2    2.75  1 YR CMT  6/21/2005  Wells Fargo  Wells Fargo     0    0.25
145378741   2.75       2    2.75  1 YR CMT  7/29/2005  Wells Fargo  Wells Fargo     0    0.25
145396974   2.75       2    2.75  1 YR CMT   9/1/2005  Wells Fargo  Wells Fargo     0    0.25
145430252   2.75       2    2.75  1 YR CMT   8/9/2005  Wells Fargo  Wells Fargo     0    0.25
145471645   2.75       2    2.75  1 YR CMT  8/19/2005  Wells Fargo  Wells Fargo     0    0.25
145474458   2.75       2    2.75  1 YR CMT   7/7/2005  Wells Fargo  Wells Fargo     0    0.25
145489787   2.75       2    2.75  1 YR CMT  7/13/2005  Wells Fargo  Wells Fargo     0    0.25
145545174   2.75       2    2.75  1 YR CMT  7/12/2005  Wells Fargo  Wells Fargo     0    0.25
145578068   2.75       2    2.75  1 YR CMT  8/30/2005  Wells Fargo  Wells Fargo     0    0.25
145586897   2.75       2    2.75  1 YR CMT  9/29/2005  Wells Fargo  Wells Fargo     0    0.25
145719043   2.75       2    2.75  1 YR CMT   8/3/2005  Wells Fargo  Wells Fargo     0    0.25
145786992   2.75       2    2.75  1 YR CMT  8/25/2005  Wells Fargo  Wells Fargo     0    0.25
145838207   2.75       2    2.75  1 YR CMT   8/3/2005  Wells Fargo  Wells Fargo     0    0.25
145880423   2.75       2    2.75  1 YR CMT  8/25/2005  Wells Fargo  Wells Fargo     0    0.25
145901674   2.75       2    2.75  1 YR CMT  7/27/2005  Wells Fargo  Wells Fargo     0    0.25
145932521   2.75       2    2.75  1 YR CMT  7/19/2005  Wells Fargo  Wells Fargo     0    0.25
145937546   2.75       2    2.75  1 YR CMT  8/26/2005  Wells Fargo  Wells Fargo     0    0.25
146008941   2.75       2    2.75  1 YR CMT  9/19/2005  Wells Fargo  Wells Fargo     0    0.25
146010061   2.75       2    2.75  1 YR CMT  9/26/2005  Wells Fargo  Wells Fargo     0    0.25
146024195   2.75       2    2.75  1 YR CMT   9/8/2005  Wells Fargo  Wells Fargo     0    0.25
146032404   2.75       2    2.75  1 YR CMT   8/1/2005  Wells Fargo  Wells Fargo     0    0.25
146050869   2.75       2    2.75  1 YR CMT  7/22/2005  Wells Fargo  Wells Fargo     0    0.25
146058508   2.75       2    2.75  1 YR CMT  9/26/2005  Wells Fargo  Wells Fargo     0    0.25
146093166   2.75       2    2.75  1 YR CMT  7/26/2005  Wells Fargo  Wells Fargo     0    0.25
146125372   2.75       2    2.75  1 YR CMT   8/8/2005  Wells Fargo  Wells Fargo     0    0.25
146134606   2.75       2    2.75  1 YR CMT  8/10/2005  Wells Fargo  Wells Fargo     0    0.25
146150677   2.75       2    2.75  1 YR CMT  8/24/2005  Wells Fargo  Wells Fargo     0    0.25
146195888   2.75       2    2.75  1 YR CMT  9/30/2005  Wells Fargo  Wells Fargo     0    0.25
146258074   2.75       2    2.75  1 YR CMT  7/27/2005  Wells Fargo  Wells Fargo     0    0.25
146260492   2.75       2    2.75  1 YR CMT  8/31/2005  Wells Fargo  Wells Fargo     0    0.25
146292545   2.75       2    2.75  1 YR CMT  7/29/2005  Wells Fargo  Wells Fargo     0    0.25
146298393   2.75       2    2.75  1 YR CMT  7/22/2005  Wells Fargo  Wells Fargo     0    0.25
146303953   2.75       2    2.75  1 YR CMT   9/8/2005  Wells Fargo  Wells Fargo     0    0.25
146331368   2.75       2    2.75  1 YR CMT   9/8/2005  Wells Fargo  Wells Fargo     0    0.25
146361274   2.75       2    2.75  1 YR CMT   8/8/2005  Wells Fargo  Wells Fargo     0    0.25
146365382   2.75       2    2.75  1 YR CMT   9/9/2005  Wells Fargo  Wells Fargo     0    0.25
146402706   2.75       2    2.75  1 YR CMT  8/22/2005  Wells Fargo  Wells Fargo     0    0.25
146416581   2.75       2    2.75  1 YR CMT  8/16/2005  Wells Fargo  Wells Fargo     0    0.25
146426838   2.75       2    2.75  1 YR CMT  8/25/2005  Wells Fargo  Wells Fargo     0    0.25
146508155   2.75       2    2.75  1 YR CMT  9/20/2005  Wells Fargo  Wells Fargo     0    0.25
146520531   2.75       2    2.75  1 YR CMT  9/15/2005  Wells Fargo  Wells Fargo     0    0.25
146586318   2.75       2    2.75  1 YR CMT  8/19/2005  Wells Fargo  Wells Fargo     0    0.25
146652904   2.75       2    2.75  1 YR CMT  8/30/2005  Wells Fargo  Wells Fargo     0    0.25
146692439   2.75       2    2.75  1 YR CMT   9/2/2005  Wells Fargo  Wells Fargo     0    0.25
146829411   2.75       2    2.75  1 YR CMT  9/30/2005  Wells Fargo  Wells Fargo     0    0.25
146853189   2.75       2    2.75  1 YR CMT  9/19/2005  Wells Fargo  Wells Fargo     0    0.25
146871942   2.75       2    2.75  1 YR CMT  10/4/2005  Wells Fargo  Wells Fargo     0    0.25
146923289   2.75       2    2.75  1 YR CMT  9/19/2005  Wells Fargo  Wells Fargo     0    0.25
146931878   2.75       2    2.75  1 YR CMT   9/9/2005  Wells Fargo  Wells Fargo     0    0.25
146974118   2.75       2    2.75  1 YR CMT  9/23/2005  Wells Fargo  Wells Fargo     0    0.25
147011241   2.75       2    2.75  1 YR CMT   9/1/2005  Wells Fargo  Wells Fargo     0    0.25

                                   EXHIBIT D-2
                       LOAN GROUP 2 MORTGAGE LOAN SCHEDULE

                 [See separate Excel file on Closing Binder CD]

                                      D-2-1

LOANID      OCC        PROPTYPE     OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE
----------  ---------  -----------  -----  -------  -----  -----  ---------  --------  ---------

6001652590  Primary    Condominium    360      358     80  5.875  12/1/2005  2/1/2006  11/1/2035
6008232032  Primary    SFR            360      359     80      6   1/1/2006  1/1/2006  12/1/2035
6015245720  Primary    PUD            360      358     80   5.75  12/1/2005  2/1/2006  11/1/2035
6029926588  Primary    Condominium    360      359     80  6.375   1/1/2006  1/1/2006  12/1/2035
6043358214  Primary    Condominium    360      359     80  6.375   1/1/2006  2/1/2006  12/1/2035
6055356957  Primary    SFR            360      358  79.17  6.125  12/1/2005  2/1/2006  11/1/2035
6059565223  Primary    SFR            360      358  77.97   5.75  12/1/2005  2/1/2006  11/1/2035
6099066125  Primary    SFR            360      359     80   6.25   1/1/2006  1/1/2006  12/1/2035
6101086723  Primary    Condominium    360      358  75.76   5.75  12/1/2005  1/1/2006  11/1/2035
6105028077  Primary    SFR            360      358  78.21  5.875  12/1/2005  2/1/2006  11/1/2035
6108626455  Secondary  Condominium    360      357     80   5.25  11/1/2005  2/1/2006  10/1/2035
6111113400  Primary    SFR            360      359     80    6.5   1/1/2006  1/1/2006  12/1/2035
6113996729  Primary    SFR            360      358     80    5.5  12/1/2005  2/1/2006  11/1/2035
6121313024  Secondary  Condominium    360      357     80  5.875  11/1/2005  1/1/2006  10/1/2035
6121743337  Primary    SFR            360      358     80   6.25  12/1/2005  1/1/2006  11/1/2035
6140237923  Primary    SFR            360      358     80  5.625  12/1/2005  1/1/2006  11/1/2035
6169259501  Primary    SFR            360      358     80   6.25  12/1/2005  1/1/2006  11/1/2035
6176613427  Secondary  Condominium    360      358     80    6.5  12/1/2005  1/1/2006  11/1/2035
6208562410  Primary    SFR            360      355     80  5.625   9/1/2005  1/1/2006   8/1/2035
6215670982  Primary    SFR            360      358     80   5.75  12/1/2005  1/1/2006  11/1/2035
6222721794  Primary    PUD            360      359  77.34   5.75   1/1/2006  1/1/2006  12/1/2035
6232030665  Primary    SFR            360      358     80   5.75  12/1/2005  1/1/2006  11/1/2035
6240650694  Primary    PUD            360      359     80  5.875   1/1/2006  2/1/2006  12/1/2035
6252339723  Primary    SFR            360      358  73.53    5.5  12/1/2005  2/1/2006  11/1/2035
6275911524  Primary    Condominium    360      359     80  6.625   1/1/2006  2/1/2006  12/1/2035
6278386922  Secondary  Condominium    360      358     80  6.875  12/1/2005  1/1/2006  11/1/2035
6283076310  Secondary  SFR            360      358     80      6  12/1/2005  2/1/2006  11/1/2035
6304946376  Primary    Condominium    360      359     70   5.75   1/1/2006  1/1/2006  12/1/2035
6305067545  Primary    SFR            360      358  53.19  6.375  12/1/2005  1/1/2006  11/1/2035
6308295564  Secondary  PUD            360      357     75   5.75  11/1/2005  1/1/2006  10/1/2035
6310204224  Primary    Condominium    360      358     80      6  12/1/2005  1/1/2006  11/1/2035
6336767360  Primary    Condominium    360      358     80  5.875  12/1/2005  1/1/2006  11/1/2035
6371760965  Primary    PUD            360      358     80  5.875  12/1/2005  1/1/2006  11/1/2035
6398730504  Primary    SFR            360      356  74.71    5.5  10/1/2005  1/1/2006   9/1/2035
6401382574  Primary    Townhouse      360      358     80   4.75  12/1/2005  2/1/2006  11/1/2035
6403632232  Primary    SFR            360      359     80   6.25   1/1/2006  2/1/2006  12/1/2035
6436059502  Primary    SFR            360      358  79.62  6.625  12/1/2005  2/1/2006  11/1/2035
6470489946  Primary    Condominium    360      359  77.56   6.25   1/1/2006  1/1/2006  12/1/2035
6473454962  Primary    SFR            360      359     80  6.125   1/1/2006  1/1/2006  12/1/2035
6484185761  Primary    SFR            360      358     80  5.625  12/1/2005  1/1/2006  11/1/2035
6496280923  Primary    SFR            360      358  69.23  5.875  12/1/2005  1/1/2006  11/1/2035
6497464047  Primary    SFR            360      359  76.92  5.875   1/1/2006  2/1/2006  12/1/2035
6501920554  Secondary  SFR            360      358     80  5.375  12/1/2005  2/1/2006  11/1/2035
6517584238  Primary    PUD            360      358     80  6.125  12/1/2005  1/1/2006  11/1/2035
6519960683  Primary    PUD            360      359     80   6.25   1/1/2006  2/1/2006  12/1/2035
6530501730  Secondary  Condominium    360      359  79.99   6.75   1/1/2006  1/1/2006  12/1/2035
6530881173  Investor   PUD            360      359  63.89   6.75   1/1/2006  1/1/2006  12/1/2035
6536398040  Primary    SFR            360      358  79.82  5.625  12/1/2005  1/1/2006  11/1/2035
6541940059  Primary    PUD            360      358     80   6.25  12/1/2005  1/1/2006  11/1/2035
6545713569  Primary    SFR            360      359  73.05  6.125   1/1/2006  2/1/2006  12/1/2035
6548613287  Primary    SFR            360      358     75   5.75  12/1/2005  1/1/2006  11/1/2035
6557303994  Secondary  SFR            360      358     80  6.375  12/1/2005  1/1/2006  11/1/2035
6573780126  Secondary  PUD            360      358     80   6.25  12/1/2005  2/1/2006  11/1/2035
6617278046  Primary    SFR            360      358     80  5.375  12/1/2005  1/1/2006  11/1/2035
6618838459  Secondary  Condominium    360      359     80   6.75   1/1/2006  1/1/2006  12/1/2035
6635491035  Secondary  SFR            360      357   71.8   5.75  11/1/2005  1/1/2006  10/1/2035
6681054281  Primary    Condominium    360      358     80  6.125  12/1/2005  1/1/2006  11/1/2035
6685802610  Secondary  SFR            360      358     80  5.625  12/1/2005  1/1/2006  11/1/2035
6697452057  Primary    Condominium    360      358     80   6.25  12/1/2005  2/1/2006  11/1/2035
6708515736  Secondary  Condominium    360      359  49.83  6.375   1/1/2006  1/1/2006  12/1/2035
6722713630  Primary    SFR            360      357  68.42  5.875  11/1/2005  1/1/2006  10/1/2035
6734073528  Secondary  SFR            360      357     80   6.25  11/1/2005  1/1/2006  10/1/2035
6736317691  Primary    SFR            360      358     80  5.625  12/1/2005  1/1/2006  11/1/2035
6792204874  Primary    Condominium    360      358     80  5.125  12/1/2005  2/1/2006  11/1/2035
6802997004  Primary    PUD            360      359   62.5   6.25   1/1/2006  1/1/2006  12/1/2035
6810859204  Primary    Condominium    360      358     80  6.375  12/1/2005  1/1/2006  11/1/2035
6811976254  Primary    SFR            360      359     80    6.5   1/1/2006  2/1/2006  12/1/2035
6824114471  Primary    Condominium    360      359     80  5.625   1/1/2006  1/1/2006  12/1/2035
6827607786  Primary    Townhouse      360      359     80  5.375   1/1/2006  2/1/2006  12/1/2035

LOANID      PANDI     PTDATE     OBAL          COBAL         PURPOSE   DOC            OAPPVAL       FRTRDATE   CEILING
----------  --------  ---------  ------------  ------------  --------  -------------  ------------  ---------  -------

6001652590  1,547.08   1/1/2006    316,000.00    315,000.00  Purchase  Stated Income    395,000.00  11/1/2008   11.875
6008232032     713.6   1/1/2006    142,720.00    142,720.00  Purchase  Standard         178,400.00  12/1/2008       12
6015245720  1,383.83   1/1/2006    288,800.00    288,800.00  Purchase  Standard         385,000.00  11/1/2008    11.75
6029926588    509.58   1/1/2006     95,920.00     95,920.00  Purchase  Stated Income    120,000.00  12/1/2008   12.375
6043358214     790.5   1/1/2006    148,800.00    148,800.00  Purchase  Standard         190,000.00  12/1/2008   12.375
6055356957    808.12   1/1/2006    132,999.00    132,739.80  Purchase  Standard         168,000.00  11/1/2008   12.125
6059565223  1,342.22   1/1/2006    230,000.00    229,518.57  R/T Refi  Standard         295,000.00  11/1/2008    11.75
6099066125    554.17   1/1/2006    106,400.00    106,400.00  Purchase  Standard         139,000.00  12/1/2008    12.25
6101086723    479.17  12/1/2005    100,000.00    100,000.00  Purchase  Stated Income    135,000.00  11/1/2008    11.75
6105028077  1,757.60   1/1/2006    359,000.00    359,000.00  Purchase  Stated Income    490,000.00  11/1/2008   11.875
6108626455    804.65   1/1/2006    183,920.00    183,920.00  Purchase  Standard         230,000.00  10/1/2008    11.25
6111113400     733.2   1/1/2006    116,000.00    115,895.13  R/T Refi  Standard         145,000.00  12/1/2008     12.5
6113996729  2,603.33   1/1/2006    568,000.00    567,968.33  Purchase  Standard         710,000.00  11/1/2008     11.5
6121313024  2,702.50  12/1/2005    552,000.00    552,000.00  Purchase  Stated Income    710,000.00  10/1/2008   11.875
6121743337  1,184.99  12/1/2005    227,519.00    227,519.00  Purchase  Standard         290,000.00  11/1/2008    12.25
6140237923  2,024.63  12/1/2005    431,920.00    431,920.00  Purchase  Stated Income    550,000.00  11/1/2008   11.625
6169259501  1,500.00  12/1/2005    288,000.00    288,000.00  Purchase  Stated Income    360,000.00  11/1/2008    12.25
6176613427  1,018.33  12/1/2005    188,000.00    188,000.00  Purchase  Standard         235,000.00  11/1/2008     12.5
6208562410  1,033.22  12/1/2005    220,420.00    220,420.00  Purchase  Standard         276,000.00   8/1/2008   11.625
6215670982    480.79  12/1/2005    100,338.00    100,338.00  Purchase  Standard         142,500.00  11/1/2008    11.75
6222721794  2,141.88   1/1/2006    447,000.00    447,000.00  R/T Refi  Stated Income    578,000.00  12/1/2008    11.75
6232030665  2,204.17  12/1/2005    460,000.00    460,000.00  Purchase  Stated Income    575,000.00  11/1/2008    11.75
6240650694    724.58   1/1/2006    148,000.00    148,000.00  Purchase  Standard         185,000.00  12/1/2008   11.875
6252339723  2,291.67   1/1/2006    500,000.00    500,000.00  R/T Refi  Stated Income    680,000.00  11/1/2008     11.5
6275911524  2,738.33   1/1/2006    496,000.00    496,000.00  Purchase  Standard         620,000.00  12/1/2008   12.625
6278386922  1,053.71  12/1/2005    183,920.00    183,920.00  Purchase  Reduced          237,000.00  11/1/2008   12.875
6283076310  1,200.00   1/1/2006    240,000.00    240,000.00  Purchase  Standard         300,000.00  11/1/2008       12
6304946376  1,677.08   1/1/2006    350,000.00    350,000.00  C/O Refi  Stated Income    500,000.00  12/1/2008    11.75
6305067545  5,312.50  12/1/2005  1,000,000.00  1,000,000.00  C/O Refi  Stated Income  1,880,000.00  11/1/2008   12.375
6308295564  1,494.17  12/1/2005    311,827.00    311,827.00  Purchase  Stated Income    575,000.00  10/1/2008    11.75
6310204224  1,109.60  12/1/2005    221,920.00    221,920.00  Purchase  Stated Income    277,400.00  11/1/2008       12
6336767360  1,135.83  12/1/2005    232,000.00    232,000.00  Purchase  Standard         305,000.00  11/1/2008   11.875
6371760965  2,064.08  12/1/2005    421,600.00    421,600.00  Purchase  Standard         535,000.00  11/1/2008   11.875
6398730504  1,489.58  12/1/2005    325,000.00    325,000.00  Purchase  Stated Income    436,000.00   9/1/2008     11.5
6401382574    474.68   1/1/2006    119,920.00    119,920.00  Purchase  Standard         150,000.00  11/1/2008    10.75
6403632232  3,579.17   1/1/2006    687,200.00    687,200.00  Purchase  Stated Income    865,000.00  12/1/2008    12.25
6436059502  6,901.04   1/1/2006  1,250,000.00  1,250,000.00  Purchase  Standard       1,570,000.00  11/1/2008   12.625
6470489946    795.83   1/1/2006    152,800.00    152,800.00  Purchase  Standard         197,000.00  12/1/2008    12.25
6473454962  2,536.26   1/1/2006    496,900.00    496,900.00  Purchase  Standard         621,125.00  12/1/2008   12.125
6484185761    586.88  12/1/2005    125,200.00    125,198.05  Purchase  Standard         160,000.00  11/1/2008   11.625
6496280923  1,101.56  12/1/2005    225,000.00    225,000.00  C/O Refi  Stated Income    325,000.00  11/1/2008   11.875
6497464047  2,447.92   1/1/2006    500,000.00    500,000.00  R/T Refi  Stated Income    650,000.00  12/1/2008   11.875
6501920554    931.67   1/1/2006    208,000.00    208,000.00  Purchase  Standard         261,500.00  11/1/2008   11.375
6517584238  2,186.57  12/1/2005    428,389.00    428,389.00  Purchase  Standard         540,000.00  11/1/2008   12.125
6519960683  1,016.67   1/1/2006    195,200.00    195,200.00  Purchase  Standard         245,000.00  12/1/2008    12.25
6530501730    894.94   1/1/2006    159,100.00    159,100.00  Purchase  Standard         200,000.00  12/1/2008    12.75
6530881173  3,414.38   1/1/2006    607,000.00    607,000.00  R/T Refi  Standard         950,000.00  12/1/2008    12.75
6536398040  1,028.91  12/1/2005    219,500.00    219,500.00  R/T Refi  Stated Income    275,000.00  11/1/2008   11.625
6541940059  3,187.50  12/1/2005    612,000.00    612,000.00  Purchase  Stated Income    765,000.00  11/1/2008    12.25
6545713569  2,501.04   1/1/2006    490,000.00    490,000.00  Purchase  Stated Income    680,200.00  12/1/2008   12.125
6548613287  4,312.50  12/1/2005    900,000.00    900,000.00  C/O Refi  Standard       1,200,000.00  11/1/2008    11.75
6557303994  1,487.50  12/1/2005    280,000.00    280,000.00  Purchase  Standard         385,000.00  11/1/2008   12.375
6573780126  1,239.58   1/1/2006    238,000.00    238,000.00  Purchase  Standard         300,000.00  11/1/2008    12.25
6617278046  1,021.25  12/1/2005    228,000.00    228,000.00  Purchase  Standard         285,000.00  11/1/2008   11.375
6618838459       720   1/1/2006    128,000.00    128,000.00  Purchase  Standard         165,000.00  12/1/2008    12.75
6635491035  6,296.25  12/1/2005  1,314,000.00  1,314,000.00  C/O Refi  Stated Income  1,830,000.00  10/1/2008    11.75
6681054281    767.67  12/1/2005    150,400.00    150,400.00  Purchase  Standard         188,000.00  11/1/2008   12.125
6685802610       600  12/1/2005    128,000.00    128,000.00  Purchase  Standard         165,000.00  11/1/2008   11.625
6697452057  1,416.67   1/1/2006    272,000.00    272,000.00  Purchase  Standard         345,000.00  11/1/2008    12.25
6708515736    791.56   1/1/2006    149,000.00    149,000.00  Purchase  Stated Income    300,000.00  12/1/2008   12.375
6722713630    635.65  12/1/2005    130,000.00    129,668.19  C/O Refi  Stated Income    190,000.00  10/1/2008   11.875
6734073528  2,291.67  12/1/2005    440,000.00    440,000.00  Purchase  Stated Income    600,000.00  10/1/2008    12.25
6736317691    819.74  12/1/2005    142,400.00    142,094.81  R/T Refi  Standard         178,000.00  11/1/2008   11.625
6792204874  1,059.17   1/1/2006    248,000.00    248,000.00  Purchase  Standard         310,000.00  11/1/2008   11.125
6802997004  6,510.42   1/1/2006  1,250,000.00  1,245,000.00  Purchase  Standard       2,100,000.00  12/1/2008    12.25
6810859204    760.75  12/1/2005    143,200.00    143,200.00  Purchase  Standard         180,000.00  11/1/2008   12.375
6811976254  1,451.67   1/1/2006    268,000.00    268,000.00  Purchase  Standard         338,000.00  12/1/2008     12.5
6824114471  1,008.75   1/1/2006    215,200.00    215,200.00  Purchase  Standard         269,000.00  12/1/2008   11.625
6827607786    940.76   1/1/2006    168,000.00    167,715.40  R/T Refi  Standard         210,000.00  12/1/2008   11.375

LOANID      FLOOR  CAPINT  MARGIN  INDEX        ODATE       ORIGINATOR       SERVICER  LPMI  SVCFEE
----------  -----  ------  ------  -----------  ----------  ---------------  --------  ----  ------

6001652590   2.25       2    2.25  12 MO LIBOR  10/14/2005  Bank of America  BANA CRE     0   0.375
6008232032   2.25       2    2.25  12 MO LIBOR  11/15/2005  Bank of America  BANA CRE     0   0.375
6015245720   2.25       2    2.25  12 MO LIBOR  10/28/2005  Bank of America  BANA CRE     0   0.375
6029926588   2.25       2    2.25  12 MO LIBOR  11/14/2005  Bank of America  BANA CRE     0   0.375
6043358214   2.25       2    2.25  12 MO LIBOR  11/10/2005  Bank of America  BANA CRE     0   0.375
6055356957   2.25       2    2.25  12 MO LIBOR  10/27/2005  Bank of America  BANA CRE     0   0.375
6059565223   2.25       2    2.25  12 MO LIBOR  10/26/2005  Bank of America  BANA CRE     0   0.375
6099066125   2.25       2    2.25  12 MO LIBOR   11/4/2005  Bank of America  BANA CRE     0   0.375
6101086723   2.25       2    2.25  12 MO LIBOR  10/28/2005  Bank of America  BANA CRE     0   0.375
6105028077   2.25       2    2.25  12 MO LIBOR   9/30/2005  Bank of America  BANA CRE     0   0.375
6108626455   2.25       2    2.25  12 MO LIBOR   9/29/2005  Bank of America  BANA CRE     0   0.375
6111113400   2.25       2    2.25  12 MO LIBOR   11/9/2005  Bank of America  BANA CRE     0   0.375
6113996729   2.25       2    2.25  12 MO LIBOR  10/20/2005  Bank of America  BANA CRE     0   0.375
6121313024   2.25       2    2.25  12 MO LIBOR   9/27/2005  Bank of America  BANA CRE     0   0.375
6121743337   2.25       2    2.25  12 MO LIBOR  10/14/2005  Bank of America  BANA CRE     0   0.375
6140237923   2.25       2    2.25  12 MO LIBOR  10/25/2005  Bank of America  BANA CRE     0   0.375
6169259501   2.25       2    2.25  12 MO LIBOR  10/25/2005  Bank of America  BANA CRE     0   0.375
6176613427   2.25       2    2.25  12 MO LIBOR  10/31/2005  Bank of America  BANA CRE     0   0.375
6208562410   2.25       2    2.25  12 MO LIBOR   7/20/2005  Bank of America  BANA CRE     0   0.375
6215670982   2.25       2    2.25  12 MO LIBOR  10/25/2005  Bank of America  BANA CRE     0   0.375
6222721794   2.25       2    2.25  12 MO LIBOR   11/9/2005  Bank of America  BANA CRE     0   0.375
6232030665   2.25       2    2.25  12 MO LIBOR  10/26/2005  Bank of America  BANA CRE     0   0.375
6240650694   2.25       2    2.25  12 MO LIBOR   11/4/2005  Bank of America  BANA CRE     0   0.375
6252339723   2.25       2    2.25  12 MO LIBOR  10/13/2005  Bank of America  BANA CRE     0   0.375
6275911524   2.25       2    2.25  12 MO LIBOR  11/15/2005  Bank of America  BANA CRE     0   0.375
6278386922   2.25       2    2.25  12 MO LIBOR  10/31/2005  Bank of America  BANA CRE     0   0.375
6283076310   2.25       2    2.25  12 MO LIBOR  10/28/2005  Bank of America  BANA CRE     0   0.375
6304946376   2.25       2    2.25  12 MO LIBOR  11/14/2005  Bank of America  BANA CRE     0   0.375
6305067545   2.25       2    2.25  12 MO LIBOR  10/21/2005  Bank of America  BANA CRE     0   0.375
6308295564   2.25       2    2.25  12 MO LIBOR   8/31/2005  Bank of America  BANA CRE     0   0.375
6310204224   2.25       2    2.25  12 MO LIBOR  10/20/2005  Bank of America  BANA CRE     0   0.375
6336767360   2.25       2    2.25  12 MO LIBOR   11/1/2005  Bank of America  BANA CRE     0   0.375
6371760965   2.25       2    2.25  12 MO LIBOR  10/27/2005  Bank of America  BANA CRE     0   0.375
6398730504   2.25       2    2.25  12 MO LIBOR   8/15/2005  Bank of America  BANA CRE     0   0.375
6401382574   2.25       2    2.25  12 MO LIBOR  10/28/2005  Bank of America  BANA CRE     0   0.375
6403632232   2.25       2    2.25  12 MO LIBOR   11/1/2005  Bank of America  BANA CRE     0   0.375
6436059502   2.25       2    2.25  12 MO LIBOR   11/4/2005  Bank of America  BANA CRE     0   0.375
6470489946   2.25       2    2.25  12 MO LIBOR   11/9/2005  Bank of America  BANA CRE     0   0.375
6473454962   2.25       2    2.25  12 MO LIBOR   11/9/2005  Bank of America  BANA CRE     0   0.375
6484185761   2.25       2    2.25  12 MO LIBOR   11/1/2005  Bank of America  BANA CRE     0   0.375
6496280923   2.25       2    2.25  12 MO LIBOR  10/12/2005  Bank of America  BANA CRE     0   0.375
6497464047   2.25       2    2.25  12 MO LIBOR  11/17/2005  Bank of America  BANA CRE     0   0.375
6501920554   2.25       2    2.25  12 MO LIBOR  10/28/2005  Bank of America  BANA CRE     0   0.375
6517584238   2.25       2    2.25  12 MO LIBOR  10/28/2005  Bank of America  BANA CRE     0   0.375
6519960683   2.25       2    2.25  12 MO LIBOR  11/18/2005  Bank of America  BANA CRE     0   0.375
6530501730   2.25       2    2.25  12 MO LIBOR  11/15/2005  Bank of America  BANA CRE     0   0.375
6530881173   2.25       2    2.25  12 MO LIBOR   11/3/2005  Bank of America  BANA CRE     0   0.375
6536398040   2.25       2    2.25  12 MO LIBOR  10/19/2005  Bank of America  BANA CRE     0   0.375
6541940059   2.25       2    2.25  12 MO LIBOR  10/21/2005  Bank of America  BANA CRE     0   0.375
6545713569   2.25       2    2.25  12 MO LIBOR   11/1/2005  Bank of America  BANA CRE     0   0.375
6548613287   2.25       2    2.25  12 MO LIBOR  10/20/2005  Bank of America  BANA CRE     0   0.375
6557303994   2.25       2    2.25  12 MO LIBOR  10/17/2005  Bank of America  BANA CRE     0   0.375
6573780126   2.25       2    2.25  12 MO LIBOR  10/20/2005  Bank of America  BANA CRE     0   0.375
6617278046   2.25       2    2.25  12 MO LIBOR   10/5/2005  Bank of America  BANA CRE     0   0.375
6618838459   2.25       2    2.25  12 MO LIBOR  11/10/2005  Bank of America  BANA CRE     0   0.375
6635491035   2.25       2    2.25  12 MO LIBOR   9/20/2005  Bank of America  BANA CRE     0   0.375
6681054281   2.25       2    2.25  12 MO LIBOR  10/31/2005  Bank of America  BANA CRE     0   0.375
6685802610   2.25       2    2.25  12 MO LIBOR   10/6/2005  Bank of America  BANA CRE     0   0.375
6697452057   2.25       2    2.25  12 MO LIBOR   10/5/2005  Bank of America  BANA CRE     0   0.375
6708515736   2.25       2    2.25  12 MO LIBOR  11/18/2005  Bank of America  BANA CRE     0   0.375
6722713630   2.25       2    2.25  12 MO LIBOR   9/23/2005  Bank of America  BANA CRE     0   0.375
6734073528   2.25       2    2.25  12 MO LIBOR   9/15/2005  Bank of America  BANA CRE     0   0.375
6736317691   2.25       2    2.25  12 MO LIBOR  10/26/2005  Bank of America  BANA CRE     0   0.375
6792204874   2.25       2    2.25  12 MO LIBOR  10/21/2005  Bank of America  BANA CRE     0   0.375
6802997004   2.25       2    2.25  12 MO LIBOR   11/8/2005  Bank of America  BANA CRE     0   0.375
6810859204   2.25       2    2.25  12 MO LIBOR  10/24/2005  Bank of America  BANA CRE     0   0.375
6811976254   2.25       2    2.25  12 MO LIBOR  11/17/2005  Bank of America  BANA CRE     0   0.375
6824114471   2.25       2    2.25  12 MO LIBOR  11/15/2005  Bank of America  BANA CRE     0   0.375
6827607786   2.25       2    2.25  12 MO LIBOR  11/10/2005  Bank of America  BANA CRE     0   0.375

LOANID      OCC        PROPTYPE     OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE
----------  ---------  -----------  -----  -------  -----  -----  ---------  --------  ---------

6835483071  Secondary  Condominium    360      359  62.34    5.5   1/1/2006  2/1/2006  12/1/2035
6838299367  Primary    SFR            360      359     80   5.75   1/1/2006  2/1/2006  12/1/2035
6844132313  Primary    Condominium    360      358     80   5.75  12/1/2005  2/1/2006  11/1/2035
6855090996  Primary    SFR            360      358     80   6.25  12/1/2005  2/1/2006  11/1/2035
6867131135  Primary    Condominium    360      356  79.43   5.75  10/1/2005  1/1/2006   9/1/2035
6879077094  Primary    Condominium    360      358     80   5.75  12/1/2005  1/1/2006  11/1/2035
6883822576  Primary    Condominium    360      358     80      6  12/1/2005  2/1/2006  11/1/2035
6886923405  Primary    PUD            360      359  71.65  5.875   1/1/2006  2/1/2006  12/1/2035
6897993660  Secondary  SFR            360      358     80  5.875  12/1/2005  2/1/2006  11/1/2035
6903339676  Primary    PUD            360      358     80    5.5  12/1/2005  1/1/2006  11/1/2035
6903378690  Primary    SFR            360      358     80  5.375  12/1/2005  1/1/2006  11/1/2035
6916826883  Secondary  Condominium    360      358  79.99   6.25  12/1/2005  2/1/2006  11/1/2035
6921072374  Primary    SFR            360      359     80    5.5   1/1/2006  1/1/2006  12/1/2035
6925725084  Secondary  Condominium    360      358  79.98   5.75  12/1/2005  1/1/2006  11/1/2035
6934516748  Primary    SFR            360      358     80  5.875  12/1/2005  2/1/2006  11/1/2035
6943859071  Primary    SFR            360      359     80   6.25   1/1/2006  1/1/2006  12/1/2035
6974839166  Primary    Condominium    360      358     80   5.25  12/1/2005  1/1/2006  11/1/2035
6979171144  Primary    Condominium    360      358     80  5.875  12/1/2005  1/1/2006  11/1/2035
6979791172  Primary    SFR            360      358  68.18  5.625  12/1/2005  1/1/2006  11/1/2035
6980625351  Primary    SFR            360      359     80  5.875   1/1/2006  2/1/2006  12/1/2035
6988598949  Primary    Condominium    360      358     80   6.25  12/1/2005  2/1/2006  11/1/2035
6994230396  Secondary  Condominium    360      359     80  6.125   1/1/2006  1/1/2006  12/1/2035
6994888045  Primary    PUD            360      359     80  5.875   1/1/2006  1/1/2006  12/1/2035
6014161332  Primary    SFR            360      357     95      6  11/1/2005  1/1/2006  10/1/2035
6277901507  Primary    SFR            360      357     95  5.625  11/1/2005  2/1/2006  10/1/2035
6460550707  Secondary  SFR            360      358     95  5.875  12/1/2005  1/1/2006  11/1/2035
6493193004  Primary    SFR            360      357     95    5.5  11/1/2005  1/1/2006  10/1/2035
6715161961  Primary    PUD            360      358     95  5.375  12/1/2005  1/1/2006  11/1/2035
6966437078  Primary    Condominium    360      358   80.3  5.875  12/1/2005  2/1/2006  11/1/2035
6971006561  Primary    SFR            360      358     95  5.875  12/1/2005  1/1/2006  11/1/2035
6054353013  Primary    SFR            360      358     80      5  12/1/2005  1/1/2006  11/1/2035
6174558079  Primary    SFR            360      358     80  5.125  12/1/2005  1/1/2006  11/1/2035
6259358841  Primary    SFR            360      357  79.04      6  11/1/2005  1/1/2006  10/1/2035
6422276664  Primary    PUD            360      357     65   6.25  11/1/2005  1/1/2006  10/1/2035
3303005049  Primary    SFR            360      356     95  5.375  10/1/2005  1/1/2006   9/1/2035
3303011591  Primary    PUD            360      357     80  5.875  11/1/2005  1/1/2006  10/1/2035
6112610545  Primary    PUD            360      357  64.06   5.25  11/1/2005  1/1/2006  10/1/2035
6216097029  Primary    PUD            360      357     80  5.875  11/1/2005  2/1/2006  10/1/2035
6236442817  Primary    Condominium    360      353  73.02   5.25   7/1/2005  1/1/2006   6/1/2035
6706076616  Primary    PUD            360      356  54.79   5.25  10/1/2005  2/1/2006   9/1/2035
6731452055  Secondary  Condominium    360      354     80  5.375   8/1/2005  1/1/2006   7/1/2035
6846938204  Investor   SFR            360      356     70      6  10/1/2005  1/1/2006   9/1/2035
6873686791  Primary    PUD            360      356     70  5.625  10/1/2005  1/1/2006   9/1/2035
6944499034  Secondary  Condominium    360      356  71.91    5.5  10/1/2005  1/1/2006   9/1/2035
6182644184  Primary    Condominium    360      356     70  5.125  10/1/2005  1/1/2006   9/1/2035
6225798617  Secondary  PUD            360      356     80   5.25  10/1/2005  1/1/2006   9/1/2035
6288657080  Investor   Condominium    360      356     80  7.125  10/1/2005  1/1/2006   9/1/2035
6315233079  Primary    Condominium    360      356  78.28    5.5  10/1/2005  2/1/2006   9/1/2035
6567141335  Primary    PUD            360      356  68.58  5.375  10/1/2005  1/1/2006   9/1/2035
6803042982  Primary    PUD            360      356     80  5.125  10/1/2005  1/1/2006   9/1/2035
6928170163  Primary    SFR            360      356     80   4.75  10/1/2005  1/1/2006   9/1/2035
6262026468  Secondary  SFR            360      350     80  5.125   4/1/2005  1/1/2006   3/1/2035
  89065959  Primary    SFR            360      350     70  6.375   4/1/2005  1/1/2006   3/1/2035
  87289043  Investor   3-Family       360      349     75    7.5   3/1/2005  1/1/2006   2/1/2035
  80144899  Primary    PUD            360      347     80   5.25   1/1/2005  1/1/2006  12/1/2034
 108167160  Secondary  Condominium    360      354     80    5.5   8/1/2005  1/1/2006   7/1/2035
 101146905  Primary    SFR            360      354     80  5.625   8/1/2005  1/1/2006   7/1/2035
 101038925  Primary    SFR            360      354     80  5.375   8/1/2005  1/1/2006   7/1/2035
 101288625  Primary    SFR            360      353     80   6.25   7/1/2005  1/1/2006   6/1/2035
 201950201  Primary    SFR            360      347     80  4.875   1/1/2005  1/1/2006  12/1/2034
  85446870  Primary    SFR            360      348     80      6   2/1/2005  1/1/2006   1/1/2035
  85545796  Primary    2-Family       360      348     85   6.75   2/1/2005  1/1/2006   1/1/2035
  85676856  Primary    PUD            360      348     80  5.625   2/1/2005  1/1/2006   1/1/2035
  85692473  Investor   SFR            360      348     90  6.625   2/1/2005  2/1/2006   1/1/2035
 201679149  Primary    PUD            360      348     80      6   2/1/2005  2/1/2006   1/1/2035
 201868155  Investor   PUD            360      347     80      6   1/1/2005  1/1/2006  12/1/2034
   3998477  Secondary  Condominium    360      353  53.53  3.875   7/1/2005  1/1/2006   6/1/2035
   4087316  Primary    SFR            360      355     80  4.625   9/1/2005  1/1/2006   8/1/2035
   3959479  Primary    Condominium    360      352  69.09  3.625   6/1/2005  1/1/2006   5/1/2035
   4135105  Primary    Condominium    360      354  70.73   4.75   8/1/2005  1/1/2006   7/1/2035
   3929768  Primary    SFR            360      351  78.46  4.875   5/1/2005  2/1/2006   4/1/2035

LOANID      PANDI     PTDATE     OBAL          COBAL         PURPOSE   DOC            OAPPVAL       FRTRDATE   CEILING
----------  --------  ---------  ------------  ------------  --------  -------------  ------------  ---------  -------

6835483071  1,100.00   1/1/2006    240,000.00    240,000.00  Purchase  Stated Income    385,000.00  12/1/2008     11.5
6838299367  1,207.50   1/1/2006    252,000.00    252,000.00  Purchase  Standard         315,000.00  12/1/2008    11.75
6844132313  2,151.64   1/1/2006    451,200.00    448,515.91  Purchase  Standard         565,000.00  11/1/2008    11.75
6855090996    966.67   1/1/2006    185,600.00    185,600.00  Purchase  Standard         232,000.00  11/1/2008    12.25
6867131135    847.17  12/1/2005    176,800.00    176,800.00  Purchase  Standard         230,000.00   9/1/2008    11.75
6879077094     701.5  12/1/2005    146,400.00    146,400.00  Purchase  Standard         183,000.00  11/1/2008    11.75
6883822576  1,170.00   1/1/2006    234,000.00    234,000.00  Purchase  Standard         292,500.00  11/1/2008       12
6886923405  3,613.12   1/1/2006    738,000.00    738,000.00  R/T Refi  Stated Income  1,030,000.00  12/1/2008   11.875
6897993660    583.58   1/1/2006    119,200.00    119,200.00  Purchase  Standard         150,000.00  11/1/2008   11.875
6903339676  1,685.20  12/1/2005    296,800.00    296,148.77  Purchase  Standard         374,000.00  11/1/2008     11.5
6903378690  1,279.25  12/1/2005    285,600.00    285,600.00  Purchase  Standard         357,000.00  11/1/2008   11.375
6916826883  1,611.98   1/1/2006    309,500.00    309,500.00  Purchase  Standard         595,000.00  11/1/2008    12.25
6921072374       253   1/1/2006     55,200.00     55,200.00  Purchase  Standard          84,500.00  12/1/2008     11.5
6925725084  1,665.58  12/1/2005    347,600.00    347,600.00  Purchase  Stated Income    564,000.00  11/1/2008    11.75
6934516748    685.41   1/1/2006    139,999.00    139,999.00  Purchase  Standard         183,000.00  11/1/2008   11.875
6943859071  1,208.33   1/1/2006    232,000.00    232,000.00  Purchase  Standard         300,000.00  12/1/2008    12.25
6974839166       693  12/1/2005    158,400.00    158,400.00  Purchase  Standard         198,000.00  11/1/2008    11.25
6979171144    251.76  12/1/2005     42,560.00     42,473.00  Purchase  Standard          65,000.00  11/1/2008   11.875
6979791172    843.75  12/1/2005    180,000.00    180,000.00  C/O Refi  Stated Income    264,000.00  11/1/2008   11.625
6980625351  2,154.17   1/1/2006    440,000.00    440,000.00  Purchase  Standard         600,000.00  12/1/2008   11.875
6988598949  2,458.33   1/1/2006    472,000.00    472,000.00  R/T Refi  Rapid            590,000.00  11/1/2008    12.25
6994230396       735   1/1/2006    144,000.00    144,000.00  Purchase  Standard         195,000.00  12/1/2008   12.125
6994888045     493.5   1/1/2006    100,800.00    100,800.00  Purchase  Standard         126,300.00  12/1/2008   11.875
6014161332    330.36  12/1/2005     55,100.00     54,934.60  Purchase  Unknown           69,000.00  10/1/2008       12
6277901507  1,394.53   1/1/2006    242,250.00    241,469.40  Purchase  Unknown          255,000.00  10/1/2008   11.625
6460550707    738.98  12/1/2005    124,925.00    124,669.64  Purchase  Unknown          131,500.00  11/1/2008   11.875
6493193004  1,564.26  12/1/2005    275,500.00    274,501.70  Purchase  Unknown          300,000.00  10/1/2006     11.5
6715161961    685.58  12/1/2005    122,431.00    122,156.00  Purchase  Unknown          130,000.00  11/1/2008   11.375
6966437078     629.4   1/1/2006    106,400.00    106,182.51  Purchase  Unknown          133,000.00  11/1/2008   11.875
6971006561    618.16  12/1/2005    104,500.00    104,286.38  Purchase  Unknown          172,000.00  11/1/2008   11.875
6054353013    604.17  12/1/2005    145,000.00    145,000.00  Purchase  Standard         200,000.00  11/1/2008       11
6174558079  1,780.08  12/1/2005    416,800.00    416,800.00  Purchase  Standard         525,000.00  11/1/2008   11.125
6259358841    786.62  12/1/2005    131,200.00    130,806.18  R/T Refi  Standard         166,000.00  10/1/2008       12
6422276664  8,463.54  12/1/2005  1,625,000.00  1,625,000.00  R/T Refi  Stated Income  2,500,000.00  10/1/2008    12.25
3303005049  2,127.90  12/1/2005    380,000.00    378,285.26  Purchase  Standard         400,000.00   3/1/2006   11.375
3303011591  2,673.76  12/1/2005    452,000.00    450,610.69  Purchase  Reduced          570,000.00   4/1/2006   11.875
6112610545  5,522.04  12/1/2005  1,000,000.00    996,543.80  Purchase  Rapid          1,565,000.00  10/1/2006    11.25
6216097029  2,295.17   1/1/2006    388,000.00    386,807.42  Purchase  Reduced          495,000.00   4/1/2006   11.875
6236442817  2,540.14  12/1/2005    460,000.00    456,257.42  R/T Refi  Rapid            630,000.00   6/1/2006    11.25
6706076616  4,417.63   1/1/2006    800,000.00    796,305.32  C/O Refi  Rapid          1,460,000.00   3/1/2006    11.25
6731452055  3,758.98  12/1/2005    671,280.00    666,715.94  Purchase  Reduced          873,000.00   7/1/2006   11.375
6846938204  2,832.88  12/1/2005    472,500.00    470,604.32  Purchase  Standard         675,000.00   9/1/2006       12
6873686791  4,351.41  12/1/2005    755,903.00    752,647.75  Purchase  Rapid          1,080,000.00   3/1/2006   11.625
6944499034  3,633.85  12/1/2005    640,000.00    637,178.61  Purchase  Standard         940,000.00   9/1/2006     11.5
6182644184  2,092.71  12/1/2005    490,000.00    490,000.00  C/O Refi  Stated Income    700,000.00   9/1/2008   11.125
6225798617     640.5  12/1/2005    146,400.00    146,361.43  Purchase  Standard         183,000.00   9/1/2008    11.25
6288657080  7,941.62  12/1/2005  1,178,774.00  1,174,969.68  Purchase  Standard       1,500,000.00   3/1/2006   13.125
6315233079  2,080.75   1/1/2006    454,000.00    452,717.29  R/T Refi  Stated Income    580,000.00   9/1/2008     11.5
6567141335  1,106.35  12/1/2005    247,000.00    247,000.00  Purchase  Stated Income    361,000.00   9/1/2008   11.375
6803042982  2,009.00  12/1/2005    470,400.00    470,399.55  R/T Refi  Stated Income    588,000.00   9/1/2008   11.125
6928170163  1,128.18  12/1/2005    285,015.00    285,015.00  Purchase  Standard         357,000.00   9/1/2008    10.75
6262026468  3,266.93  12/1/2005    600,000.00    592,818.77  Purchase  Unknown          750,000.00   3/1/2008   11.125
  89065959  5,498.17  12/1/2005    881,300.00    872,939.43  Purchase  Reduced        1,259,000.00   3/1/2008   12.375
  87289043  3,775.59  12/1/2005    604,095.00    604,095.00  Purchase  Reduced          808,000.00   2/1/2008     13.5
  80144899  2,677.50  12/1/2005    612,000.00    611,866.12  C/O Refi  Reduced          765,000.00  12/1/2007    11.25
 108167160  3,747.26  12/1/2005    817,584.00    817,584.00  Purchase  Alternative    1,110,000.00   7/1/2008     11.5
 101146905  2,786.25  12/1/2005    594,400.00    594,400.00  Purchase  Preferred        745,000.00   7/1/2008   11.625
 101038925  3,135.42  12/1/2005    700,000.00    700,000.00  Purchase  Preferred        875,000.00   7/1/2008   11.375
 101288625  3,520.83  12/1/2005    676,000.00    675,578.89  Purchase  Reduced          845,000.00   6/1/2008    12.25
 201950201  3,103.75  12/1/2005    764,000.00    762,903.03  R/T Refi  Stated Income    955,000.00  12/1/2007   10.875
  85446870  1,180.00  12/1/2005    236,000.00    235,943.00  C/O Refi  Stated Income    295,000.00   1/1/2008       12
  85545796    711.19  12/1/2005    109,650.00    108,481.38  Purchase  No Doc           129,000.00   1/1/2008    12.75
  85676856  3,000.00  12/1/2005    640,000.00    640,000.00  Purchase  Stated Income    800,000.00   1/1/2008   11.625
  85692473  2,052.10   1/1/2006    371,700.00    371,456.34  Purchase  Stated Income    430,000.00   1/1/2008   12.625
 201679149       988   1/1/2006    197,600.00    197,600.00  Purchase  Stated Income    255,000.00   1/1/2008       12
 201868155  1,410.00  12/1/2005    282,000.00    281,790.50  Purchase  Stated Income    354,000.00  12/1/2007       12
   3998477  1,322.34  12/1/2005    409,500.00    409,500.00  R/T Refi  Stated/VOA       765,000.00  12/1/2005       12
   4087316  1,698.92  12/1/2005    440,800.00    440,800.00  R/T Refi  Stated/VOA       551,000.00   2/1/2006       12
   3959479    573.96  12/1/2005    190,000.00    189,768.66  Purchase  Full             275,000.00  11/1/2005       12
   4135105    573.96  12/1/2005    145,000.00    145,000.00  Purchase  Full             205,000.00   1/1/2006       12
   3929768  1,164.26   1/1/2006    220,000.00    217,664.96  Purchase  Full             281,000.00  10/1/2005       12

LOANID      FLOOR  CAPINT  MARGIN  INDEX        ODATE       ORIGINATOR           SERVICER             LPMI  SVCFEE
----------  -----  ------  ------  -----------  ----------  -------------------  -------------------  ----  ------

6835483071   2.25       2    2.25  12 MO LIBOR   11/7/2005  Bank of America      BANA CRE                0   0.375
6838299367   2.25       2    2.25  12 MO LIBOR  10/31/2005  Bank of America      BANA CRE                0   0.375
6844132313   2.25       2    2.25  12 MO LIBOR  10/19/2005  Bank of America      BANA CRE                0   0.375
6855090996   2.25       2    2.25  12 MO LIBOR  10/28/2005  Bank of America      BANA CRE                0   0.375
6867131135   2.25       2    2.25  12 MO LIBOR   8/18/2005  Bank of America      BANA CRE                0   0.375
6879077094   2.25       2    2.25  12 MO LIBOR  10/24/2005  Bank of America      BANA CRE                0   0.375
6883822576   2.25       2    2.25  12 MO LIBOR  10/28/2005  Bank of America      BANA CRE                0   0.375
6886923405   2.25       2    2.25  12 MO LIBOR   11/8/2005  Bank of America      BANA CRE                0   0.375
6897993660   2.25       2    2.25  12 MO LIBOR  10/31/2005  Bank of America      BANA CRE                0   0.375
6903339676   2.25       2    2.25  12 MO LIBOR  10/28/2005  Bank of America      BANA CRE                0   0.375
6903378690   2.25       2    2.25  12 MO LIBOR  10/13/2005  Bank of America      BANA CRE                0   0.375
6916826883   2.25       2    2.25  12 MO LIBOR   10/3/2005  Bank of America      BANA CRE                0   0.375
6921072374   2.25       2    2.25  12 MO LIBOR   11/7/2005  Bank of America      BANA CRE                0   0.375
6925725084   2.25       2    2.25  12 MO LIBOR   11/1/2005  Bank of America      BANA CRE                0   0.375
6934516748   2.25       2    2.25  12 MO LIBOR   10/6/2005  Bank of America      BANA CRE                0   0.375
6943859071   2.25       2    2.25  12 MO LIBOR   11/2/2005  Bank of America      BANA CRE                0   0.375
6974839166   2.25       2    2.25  12 MO LIBOR  10/25/2005  Bank of America      BANA CRE                0   0.375
6979171144   2.25       2    2.25  12 MO LIBOR  10/26/2005  Bank of America      BANA CRE                0   0.375
6979791172   2.25       2    2.25  12 MO LIBOR  10/26/2005  Bank of America      BANA CRE                0   0.375
6980625351   2.25       2    2.25  12 MO LIBOR  11/18/2005  Bank of America      BANA CRE                0   0.375
6988598949   2.25       2    2.25  12 MO LIBOR  10/24/2005  Bank of America      BANA CRE                0   0.375
6994230396   2.25       2    2.25  12 MO LIBOR   11/2/2005  Bank of America      BANA CRE                0   0.375
6994888045   2.25       2    2.25  12 MO LIBOR   11/9/2005  Bank of America      BANA CRE                0   0.375
6014161332   2.25       2    2.25  12 MO LIBOR   9/19/2005  Bank of America      BANA CRE                0   0.375
6277901507   2.25       2    2.25  12 MO LIBOR   9/28/2005  Bank of America      BANA CRE                0   0.375
6460550707   2.25       2    2.25  12 MO LIBOR  10/12/2005  Bank of America      BANA CRE                0   0.375
6493193004   2.25       2    2.25  12 MO LIBOR    9/7/2005  Bank of America      BANA CRE                0   0.375
6715161961   2.25       2    2.25  12 MO LIBOR  10/21/2005  Bank of America      BANA CRE                0   0.375
6966437078   2.25       2    2.25  12 MO LIBOR  10/18/2005  Bank of America      BANA CRE                0   0.375
6971006561   2.25       2    2.25  12 MO LIBOR  10/21/2005  Bank of America      BANA CRE                0   0.375
6054353013   2.25       2    2.25  12 MO LIBOR   10/3/2005  Bank of America      BANA CRE                0   0.375
6174558079   2.25       2    2.25  12 MO LIBOR   9/30/2005  Bank of America      BANA CRE                0   0.375
6259358841   2.25       2    2.25  12 MO LIBOR   9/23/2005  Bank of America      BANA CRE                0   0.375
6422276664   2.25       2    2.25  12 MO LIBOR   9/30/2005  Bank of America      BANA CRE                0   0.375
3303005049   2.25       1    2.25   6 MO LIBOR   8/31/2005  Bank of America      BANA CRE                0   0.375
3303011591   2.25       1    2.25   6 MO LIBOR   9/10/2005  Bank of America      BANA CRE                0   0.375
6112610545   2.25       2    2.25  12 MO LIBOR   8/30/2005  Bank of America      BANA CRE                0   0.375
6216097029   2.25       1    2.25   6 MO LIBOR    9/9/2005  Bank of America      BANA CRE                0   0.375
6236442817   2.25       2    2.25  12 MO LIBOR   5/24/2005  Bank of America      BANA CRE                0   0.375
6706076616   2.25       1    2.25   6 MO LIBOR    8/5/2005  Bank of America      BANA CRE                0   0.375
6731452055   2.25       2    2.25  12 MO LIBOR    6/8/2005  Bank of America      BANA CRE                0   0.375
6846938204   2.25       2    2.25  12 MO LIBOR   8/31/2005  Bank of America      BANA CRE                0   0.375
6873686791   2.25       1    2.25   6 MO LIBOR   8/26/2005  Bank of America      BANA CRE                0   0.375
6944499034   2.25       2    2.25  12 MO LIBOR   8/29/2005  Bank of America      BANA CRE                0   0.375
6182644184   2.25       2    2.25  12 MO LIBOR    8/5/2005  Bank of America      BANA CRE                0   0.375
6225798617   2.25       2    2.25  12 MO LIBOR   8/24/2005  Bank of America      BANA CRE                0   0.375
6288657080   2.75       1    2.75   6 MO LIBOR   8/24/2005  Bank of America      BANA CRE                0   0.375
6315233079   2.25       2    2.25  12 MO LIBOR   8/16/2005  Bank of America      BANA CRE                0   0.375
6567141335   2.25       2    2.25  12 MO LIBOR   8/29/2005  Bank of America      BANA CRE                0   0.375
6803042982   2.25       2    2.25  12 MO LIBOR   8/12/2005  Bank of America      BANA CRE                0   0.375
6928170163   2.25       2    2.25  12 MO LIBOR   8/25/2005  Bank of America      BANA CRE                0   0.375
6262026468   2.25       2    2.25  12 MO LIBOR   2/11/2005  Bank of America      BANA CRE                0   0.375
  89065959   2.25       2    2.25  12 MO LIBOR    2/9/2005  CWHL                 CWHL                    0    0.25
  87289043   2.25       2    2.25  12 MO LIBOR    1/5/2005  CWHL                 CWHL                    0    0.25
  80144899   2.25       2    2.25  12 MO LIBOR  11/23/2004  CWHL                 CWHL                    0    0.25
 108167160   2.25       2    2.25  12 MO LIBOR   6/30/2005  CWHL                 CWHL                    0    0.25
 101146905   2.25       2    2.25  12 MO LIBOR   6/21/2005  CWHL                 CWHL                    0    0.25
 101038925   2.25       2    2.25  12 MO LIBOR   6/16/2005  CWHL                 CWHL                    0    0.25
 101288625   2.25       2    2.25  12 MO LIBOR   5/11/2005  CWHL                 CWHL                    0    0.25
 201950201   2.25       1    2.25   6 MO LIBOR  11/24/2004  Greenpoint Mortgage  Greenpoint Mortgage     0    0.25
  85446870   2.75       1    2.75   6 MO LIBOR  12/10/2004  Greenpoint Mortgage  Greenpoint Mortgage     0    0.25
  85545796   2.75       1    2.75   6 MO LIBOR  12/10/2004  Greenpoint Mortgage  Greenpoint Mortgage     0    0.25
  85676856   2.75       1    2.75   6 MO LIBOR  12/15/2004  Greenpoint Mortgage  Greenpoint Mortgage     0    0.25
  85692473   2.75       1    2.75   6 MO LIBOR  12/15/2004  Greenpoint Mortgage  Greenpoint Mortgage     0    0.25
 201679149   2.75       1    2.75   6 MO LIBOR  12/14/2004  Greenpoint Mortgage  Greenpoint Mortgage     0    0.25
 201868155   2.75       1    2.75   6 MO LIBOR   11/3/2004  Greenpoint Mortgage  Greenpoint Mortgage     0    0.25
   3998477  2.125       0   2.125   6 MO LIBOR    6/3/2005  NatCity              NatCity                 0   0.375
   4087316  2.125       0   2.125   6 MO LIBOR   7/19/2005  NatCity              NatCity                 0   0.375
   3959479  2.125       0   2.125   6 MO LIBOR    4/5/2005  NatCity              NatCity                 0   0.375
   4135105  2.125       0   2.125   6 MO LIBOR   6/24/2005  NatCity              NatCity                 0   0.375
   3929768   2.25       1    2.25   6 MO LIBOR   3/17/2005  NatCity              NatCity                 0   0.375

                                   EXHIBIT D-3
                       LOAN GROUP 3 MORTGAGE LOAN SCHEDULE

                 [See separate Excel file on Closing Binder CD]

                                      D-3-1

LOANID      OCC        PROPTYPE     OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE
----------  ---------  -----------  -----  -------  -----  -----  ---------  --------  ---------

6022360280  Primary    SFR            360      355  65.54  5.375   9/1/2005  2/1/2006   8/1/2035
6032472398  Secondary  PUD            360      358     75  5.625  12/1/2005  1/1/2006  11/1/2035
6033373579  Primary    Condominium    360      358  79.99  5.875  12/1/2005  1/1/2006  11/1/2035
6033406965  Secondary  Condominium    360      359     80   6.75   1/1/2006  2/1/2006  12/1/2035
6116571479  Primary    Condominium    360      358     80   5.75  12/1/2005  1/1/2006  11/1/2035
6123872423  Secondary  Condominium    360      358     80  6.875  12/1/2005  1/1/2006  11/1/2035
6137700396  Primary    SFR            360      359     80    6.5   1/1/2006  1/1/2006  12/1/2035
6163555649  Primary    PUD            360      359     80      6   1/1/2006  2/1/2006  12/1/2035
6176887195  Primary    Condominium    360      358     80  6.625  12/1/2005  1/1/2006  11/1/2035
6190729142  Primary    Condominium    360      359     80  6.625   1/1/2006  1/1/2006  12/1/2035
6202741994  Investor   Condominium    360      358     80  6.625  12/1/2005  1/1/2006  11/1/2035
6205243881  Investor   Condominium    360      359  35.09   6.25   1/1/2006  1/1/2006  12/1/2035
6211719973  Primary    PUD            360      358     80   5.25  12/1/2005  1/1/2006  11/1/2035
6218009444  Secondary  Condominium    360      358     80    6.5  12/1/2005  1/1/2006  11/1/2035
6252611220  Primary    Condominium    360      358     80   6.25  12/1/2005  1/1/2006  11/1/2035
6258975587  Primary    2-Family       360      359     70  5.625   1/1/2006  2/1/2006  12/1/2035
6264264620  Primary    Condominium    360      358   79.4   6.25  12/1/2005  3/1/2006  11/1/2035
6280854891  Primary    Condominium    360      359     80  5.625   1/1/2006  2/1/2006  12/1/2035
6282018065  Primary    Condominium    360      359     80   5.75   1/1/2006  1/1/2006  12/1/2035
6290860250  Primary    Condominium    360      358     80  5.375  12/1/2005  1/1/2006  11/1/2035
6291188404  Secondary  Condominium    360      358     80  6.625  12/1/2005  2/1/2006  11/1/2035
6317089107  Investor   SFR            360      358     70  6.875  12/1/2005  1/1/2006  11/1/2035
6336580821  Primary    PUD            360      358  76.93   6.25  12/1/2005  1/1/2006  11/1/2035
6341084280  Primary    Condominium    360      359     70    5.5   1/1/2006  2/1/2006  12/1/2035
6388144039  Primary    Condominium    360      358     80   5.25  12/1/2005  1/1/2006  11/1/2035
6413073294  Primary    Condominium    360      359     80   6.25   1/1/2006  2/1/2006  12/1/2035
6423309712  Primary    Condominium    360      359     80   6.25   1/1/2006  1/1/2006  12/1/2035
6443454530  Investor   3-Family       360      359  64.37  6.125   1/1/2006  2/1/2006  12/1/2035
6444046871  Secondary  Condominium    360      358     80  5.875  12/1/2005  1/1/2006  11/1/2035
6496742120  Secondary  SFR            360      359     80    6.5   1/1/2006  2/1/2006  12/1/2035
6502140368  Primary    SFR            360      351     80  6.375   5/1/2005  1/1/2006   4/1/2035
6509140130  Primary    Condominium    360      359     80  6.375   1/1/2006  2/1/2006  12/1/2035
6562484490  Primary    SFR            360      358     80   5.25  12/1/2005  1/1/2006  11/1/2035
6612079951  Primary    Condominium    360      358     80   6.75  12/1/2005  2/1/2006  11/1/2035
6651214139  Secondary  SFR            360      358     70  6.125  12/1/2005  2/1/2006  11/1/2035
6683017047  Secondary  Condominium    360      358     75  6.375  12/1/2005  1/1/2006  11/1/2035
6689663679  Secondary  Condominium    360      359     80   5.75   1/1/2006  2/1/2006  12/1/2035
6717814831  Primary    SFR            360      358     80  5.875  12/1/2005  1/1/2006  11/1/2035
6729305315  Primary    Condominium    360      359     80  5.625   1/1/2006  1/1/2006  12/1/2035
6779753737  Primary    PUD            360      358     80   5.25  12/1/2005  1/1/2006  11/1/2035
6796121603  Primary    Condominium    360      358     80  6.125  12/1/2005  2/1/2006  11/1/2035
6843584555  Secondary  Condominium    360      358     80  6.125  12/1/2005  1/1/2006  11/1/2035
6892307296  Secondary  Condominium    360      359     80  6.625   1/1/2006  2/1/2006  12/1/2035
6958629740  Secondary  Condominium    360      359     80      6   1/1/2006  1/1/2006  12/1/2035
6997875924  Primary    Condominium    360      359     80    6.5   1/1/2006  1/1/2006  12/1/2035
3302528249  Primary    Condominium    360      358     95  5.125  12/1/2005  1/1/2006  11/1/2035
6035859583  Secondary  SFR            360      356     95   5.25  10/1/2005  1/1/2006   9/1/2035
6101928437  Primary    SFR            360      359     80  6.875   1/1/2006  2/1/2006  12/1/2035
6145231871  Primary    SFR            360      358  84.24   6.25  12/1/2005  1/1/2006  11/1/2035
6150189188  Primary    Condominium    360      358  76.06    5.5  12/1/2005  1/1/2006  11/1/2035
6297617018  Primary    Townhouse      360      358     80   4.75  12/1/2005  1/1/2006  11/1/2035
6307420213  Primary    SFR            360      358     95   5.25  12/1/2005  1/1/2006  11/1/2035
6336635641  Secondary  PUD            360      358     80    5.5  12/1/2005  1/1/2006  11/1/2035
6407609665  Primary    SFR            360      358     90   5.75  12/1/2005  1/1/2006  11/1/2035
6419258642  Primary    Condominium    360      357     80   5.75  11/1/2005  1/1/2006  10/1/2035
6439701969  Primary    SFR            360      358  81.84   5.25  12/1/2005  1/1/2006  11/1/2035
6453830603  Investor   PUD            360      358     90  6.625  12/1/2005  2/1/2006  11/1/2035
6463220654  Primary    PUD            360      358  32.24   5.25  12/1/2005  1/1/2006  11/1/2035
6472864260  Primary    SFR            360      358     80  4.875  12/1/2005  1/1/2006  11/1/2035
6610532167  Primary    SFR            360      358  87.96  5.375  12/1/2005  1/1/2006  11/1/2035
6616995053  Primary    PUD            360      358  90.09  5.375  12/1/2005  2/1/2006  11/1/2035
6625136640  Primary    SFR            360      358  83.81    5.5  12/1/2005  2/1/2006  11/1/2035
6676446401  Primary    SFR            360      357   86.7   5.25  11/1/2005  1/1/2006  10/1/2035
6761703849  Primary    SFR            360      358     80    5.5  12/1/2005  1/1/2006  11/1/2035
6770431812  Primary    PUD            360      358     95      5  12/1/2005  1/1/2006  11/1/2035
6879552211  Primary    SFR            360      359     90      6   1/1/2006  1/1/2006  12/1/2035
6942668309  Primary    SFR            360      358  54.55   5.75  12/1/2005  1/1/2006  11/1/2035
6999128124  Primary    Condominium    360      358     95    5.5  12/1/2005  1/1/2006  11/1/2035
6009908465  Primary    SFR            360      358     80    5.5  12/1/2005  1/1/2006  11/1/2035

LOANID      PANDI     PTDATE     OBAL          COBAL         PURPOSE   DOC            OAPPVAL       FRTRDATE   CEILING
----------  --------  ---------  ------------  ------------  --------  -------------  ------------  ---------  -------

6022360280  2,385.48   1/1/2006    426,000.00    423,014.44  R/T Refi  Standard         650,000.00   8/1/2010   10.375
6032472398  1,371.09  12/1/2005    292,500.00    292,500.00  Purchase  Stated Income    390,000.00  11/1/2010   10.625
6033373579  3,419.09  12/1/2005    578,000.00    576,818.52  Purchase  Stated Income    723,000.00  11/1/2010   10.875
6033406965    814.43   1/1/2006    144,787.00    144,787.00  Purchase  Standard         200,000.00  12/1/2010    11.75
6116571479    468.77  12/1/2005     97,830.00     97,830.00  Purchase  Standard         123,000.00  11/1/2010    10.75
6123872423  1,078.14  12/1/2005    188,184.00    188,184.00  Purchase  Stated Income    236,000.00  11/1/2010   11.875
6137700396  2,022.62   1/1/2006    320,000.00    319,710.71  Purchase  Standard         400,000.00  12/1/2010     11.5
6163555649  1,199.11   1/1/2006    200,000.00    199,800.89  Purchase  Reduced          255,000.00  12/1/2010       11
6176887195     409.8  12/1/2005     64,000.00     63,886.75  Purchase  Standard          80,000.00  11/1/2010   11.625
6190729142  2,300.00   1/1/2006    359,200.00    358,883.08  Purchase  Standard         449,000.00  12/1/2010   11.625
6202741994    778.62  12/1/2005    121,600.00    121,384.83  Purchase  Stated Income    172,000.00  11/1/2010   11.625
6205243881    615.72   1/1/2006    100,000.00     99,905.11  Purchase  Stated Income    285,000.00  12/1/2010    11.25
6211719973  1,277.50  12/1/2005    292,000.00    292,000.00  Purchase  Standard         365,000.00  11/1/2010    10.25
6218009444    634.83  12/1/2005    117,200.00    117,200.00  Purchase  Standard         150,000.00  11/1/2010     11.5
6252611220    708.33  12/1/2005    136,000.00    135,999.48  Purchase  Standard         174,000.00  11/1/2010    11.25
6258975587  4,462.50   1/1/2006    952,000.00    952,000.00  Purchase  Stated Income  1,360,000.00  12/1/2010   10.625
6264264620    552.08   2/1/2006    106,000.00    106,000.00  Purchase  Standard         135,000.00  11/1/2010    11.25
6280854891     633.9   1/1/2006    135,232.00    135,232.00  Purchase  Standard         170,000.00  12/1/2010   10.625
6282018065  1,437.50   1/1/2006    300,000.00    300,000.00  Purchase  Standard         375,000.00  12/1/2010    10.75
6290860250  1,361.67  12/1/2005    304,000.00    304,000.00  Purchase  Standard         380,000.00  11/1/2010   10.375
6291188404    869.83   1/1/2006    157,555.00    157,474.83  Purchase  Standard         200,000.00  11/1/2010   11.625
6317089107  1,839.41  12/1/2005    280,000.00    279,528.17  C/O Refi  Stated Income    400,000.00  11/1/2010   11.875
6336580821  5,208.33  12/1/2005  1,000,000.00  1,000,000.00  Purchase  Stated Income  1,490,000.00  11/1/2010    11.25
6341084280  3,047.92   1/1/2006    665,000.00    665,000.00  Purchase  Standard         950,000.00  12/1/2010     10.5
6388144039     717.5  12/1/2005    164,000.00    164,000.00  Purchase  Standard         207,000.00  11/1/2010    10.25
6413073294  2,622.75   1/1/2006    503,568.00    503,568.00  Purchase  Standard         860,000.00  12/1/2010    11.25
6423309712  1,489.03   1/1/2006    241,836.00    241,606.53  Purchase  Stated Income    310,000.00  12/1/2010    11.25
6443454530  1,701.31   1/1/2006    280,000.00    279,719.17  Purchase  Stated Income    435,000.00  12/1/2010   11.125
6444046871  1,229.93  12/1/2005    207,920.00    207,494.98  Purchase  Stated Income    259,900.00  11/1/2010   10.875
6496742120    801.67   1/1/2006    148,000.00    148,000.00  Purchase  Stated Income    235,000.00  12/1/2010     11.5
6502140368  1,058.09  12/1/2005    169,600.00    168,155.78  Purchase  Standard         212,000.00   4/1/2010   11.375
6509140130  1,696.43   1/1/2006    271,920.00    271,668.15  Purchase  Standard         345,000.00  12/1/2010   11.375
6562484490       798  12/1/2005    182,400.00    182,400.00  Purchase  Standard         230,000.00  11/1/2010    10.25
6612079951    731.62   1/1/2006    112,800.00    112,605.21  Purchase  Standard         142,000.00  11/1/2010    11.75
6651214139    829.39   1/1/2006    136,500.00    136,229.45  Purchase  Stated Income    220,000.00  11/1/2010   11.125
6683017047    446.25  12/1/2005     84,000.00     84,000.00  Purchase  Stated Income    112,000.00  11/1/2010   11.375
6689663679  1,000.12   1/1/2006    208,720.00    208,720.00  Purchase  Standard         261,000.00  12/1/2010    10.75
6717814831     672.1  12/1/2005    137,280.00    137,274.89  Purchase  Standard         172,000.00  11/1/2010   10.875
6729305315     487.5   1/1/2006    104,000.00    104,000.00  Purchase  Standard         340,000.00  12/1/2010   10.625
6779753737  2,030.00  12/1/2005    464,000.00    463,980.00  Purchase  Standard         580,000.00  11/1/2010    10.25
6796121603    745.21   1/1/2006    146,000.00    146,000.00  Purchase  Standard         184,000.00  11/1/2010   11.125
6843584555    847.29  12/1/2005    166,000.00    166,000.00  Purchase  Standard         209,000.00  11/1/2010   11.125
6892307296    802.13   1/1/2006    145,292.00    145,292.00  Purchase  Standard         205,000.00  12/1/2010   11.625
6958629740       746   1/1/2006    149,200.00    149,200.00  Purchase  Standard         187,000.00  12/1/2010       11
6997875924  2,318.33   1/1/2006    428,000.00    428,000.00  Purchase  Standard         535,000.00  12/1/2010     11.5
3302528249  1,642.31  12/1/2005    301,625.00    300,915.25  Purchase  Unknown          317,500.00  11/1/2010   10.125
6035859583  1,232.28  12/1/2005    223,155.00    222,124.35  Purchase  Unknown          235,000.00   9/1/2010    10.25
6101928437  3,643.75   1/1/2006    636,000.00    636,000.00  C/O Refi  Unknown          795,000.00  12/1/2010   11.875
6145231871  1,270.85  12/1/2005    206,400.00    206,007.28  C/O Refi  Unknown          245,000.00  11/1/2010    11.25
6150189188  1,338.80  12/1/2005    235,790.33    235,272.96  R/T Refi  Unknown          310,000.00  11/1/2010     10.5
6297617018  1,571.77  12/1/2005    397,080.00    397,080.00  Purchase  Unknown          497,000.00  11/1/2010     9.75
6307420213  1,310.96  12/1/2005    237,405.00    236,859.19  Purchase  Unknown          291,140.00  11/1/2010    10.25
6336635641  1,059.36  12/1/2005    231,133.00    231,133.00  Purchase  Unknown          321,000.00  11/1/2010     10.5
6407609665    787.83  12/1/2005    135,000.00    134,717.42  Purchase  Unknown          160,651.00  11/1/2010    10.75
6419258642  1,979.53  12/1/2005    413,120.00    413,120.00  Purchase  Unknown          517,000.00  10/1/2010    10.75
6439701969       788  12/1/2005    142,700.00    142,271.47  R/T Refi  Unknown          174,374.00  11/1/2010    10.25
6453830603  1,152.56   1/1/2006    180,000.00    179,279.29  Purchase  Unknown          200,000.00  11/1/2010   11.625
6463220654  1,413.13  12/1/2005    325,000.00    322,000.00  Purchase  Unknown        1,050,000.00  11/1/2010    10.25
6472864260  2,762.50  12/1/2005    680,000.00    680,000.00  Purchase  Unknown          860,000.00  11/1/2010    9.875
6610532167  1,057.23  12/1/2005    188,800.00    188,375.93  R/T Refi  Unknown          214,633.00  11/1/2010   10.375
6616995053  1,374.73   1/1/2006    245,500.00    244,948.58  Purchase  Unknown          273,000.00  11/1/2010   10.375
6625136640  2,417.71   1/1/2006    528,000.00    527,000.00  Purchase  Unknown          660,000.00  11/1/2010     10.5
6676446401  1,915.11  12/1/2005    346,811.00    345,612.34  R/T Refi  Unknown          400,000.00  10/1/2010    10.25
6761703849  2,181.21  12/1/2005    476,000.00    475,900.00  Purchase  Unknown          595,000.00  11/1/2010     10.5
6770431812  1,045.47  12/1/2005    194,750.00    194,281.00  Purchase  Unknown          205,000.00  11/1/2010       10
6879552211  1,932.79   1/1/2006    386,557.00    386,557.00  Purchase  Unknown          430,000.00  12/1/2010       11
6942668309  3,502.71  12/1/2005    731,000.00    731,000.00  R/T Refi  Unknown        1,340,000.00  11/1/2010    10.75
6999128124  1,032.96  12/1/2005    181,925.00    181,525.81  Purchase  Unknown          193,000.00  11/1/2010     10.5
6009908465  2,362.01  12/1/2005    416,000.00    415,087.23  Purchase  Standard         520,000.00  11/1/2010     10.5

LOANID      FLOOR  CAPINT  MARGIN  INDEX        ODATE       ORIGINATOR       SERVICER  LPMI  SVCFEE
----------  -----  ------  ------  -----------  ----------  ---------------  --------  ----  ------

6022360280   2.25       2    2.25  12 MO LIBOR   7/14/2005  Bank of America  BANA CRE     0    0.25
6032472398   2.25       2    2.25  12 MO LIBOR  10/30/2005  Bank of America  BANA CRE     0    0.25
6033373579   2.25       2    2.25  12 MO LIBOR  10/14/2005  Bank of America  BANA CRE     0    0.25
6033406965   2.25       2    2.25  12 MO LIBOR   11/9/2005  Bank of America  BANA CRE     0    0.25
6116571479   2.25       2    2.25  12 MO LIBOR  10/31/2005  Bank of America  BANA CRE     0    0.25
6123872423   2.25       2    2.25  12 MO LIBOR  10/26/2005  Bank of America  BANA CRE     0    0.25
6137700396   2.25       2    2.25  12 MO LIBOR  11/15/2005  Bank of America  BANA CRE     0    0.25
6163555649   2.25       2    2.25  12 MO LIBOR  11/10/2005  Bank of America  BANA CRE     0    0.25
6176887195   2.25       2    2.25  12 MO LIBOR  10/31/2005  Bank of America  BANA CRE     0    0.25
6190729142   2.25       2    2.25  12 MO LIBOR  11/10/2005  Bank of America  BANA CRE     0    0.25
6202741994   2.25       2    2.25  12 MO LIBOR  10/14/2005  Bank of America  BANA CRE     0    0.25
6205243881   2.25       2    2.25  12 MO LIBOR   11/9/2005  Bank of America  BANA CRE     0    0.25
6211719973   2.25       2    2.25  12 MO LIBOR  10/21/2005  Bank of America  BANA CRE     0    0.25
6218009444   2.25       2    2.25  12 MO LIBOR  10/24/2005  Bank of America  BANA CRE     0    0.25
6252611220   2.25       2    2.25  12 MO LIBOR   10/5/2005  Bank of America  BANA CRE     0    0.25
6258975587   2.25       2    2.25  12 MO LIBOR   11/9/2005  Bank of America  BANA CRE     0    0.25
6264264620   2.25       2    2.25  12 MO LIBOR  10/21/2005  Bank of America  BANA CRE     0    0.25
6280854891   2.25       2    2.25  12 MO LIBOR   11/2/2005  Bank of America  BANA CRE     0    0.25
6282018065   2.25       2    2.25  12 MO LIBOR  10/20/2005  Bank of America  BANA CRE     0    0.25
6290860250   2.25       2    2.25  12 MO LIBOR  10/12/2005  Bank of America  BANA CRE     0    0.25
6291188404   2.25       2    2.25  12 MO LIBOR  10/31/2005  Bank of America  BANA CRE     0    0.25
6317089107   2.25       2    2.25  12 MO LIBOR  10/28/2005  Bank of America  BANA CRE     0    0.25
6336580821   2.25       2    2.25  12 MO LIBOR  10/27/2005  Bank of America  BANA CRE     0    0.25
6341084280   2.25       2    2.25  12 MO LIBOR   11/3/2005  Bank of America  BANA CRE     0    0.25
6388144039   2.25       2    2.25  12 MO LIBOR  10/24/2005  Bank of America  BANA CRE     0    0.25
6413073294   2.25       2    2.25  12 MO LIBOR  11/14/2005  Bank of America  BANA CRE     0    0.25
6423309712   2.25       2    2.25  12 MO LIBOR  11/14/2005  Bank of America  BANA CRE     0    0.25
6443454530   2.25       2    2.25  12 MO LIBOR   11/1/2005  Bank of America  BANA CRE     0    0.25
6444046871   2.25       2    2.25  12 MO LIBOR   11/1/2005  Bank of America  BANA CRE     0    0.25
6496742120   2.25       2    2.25  12 MO LIBOR  11/17/2005  Bank of America  BANA CRE     0    0.25
6502140368   2.25       2    2.25  12 MO LIBOR   3/25/2005  Bank of America  BANA CRE     0    0.25
6509140130   2.25       2    2.25  12 MO LIBOR  11/15/2005  Bank of America  BANA CRE     0    0.25
6562484490   2.25       2    2.25  12 MO LIBOR  10/21/2005  Bank of America  BANA CRE     0    0.25
6612079951   2.25       2    2.25  12 MO LIBOR  10/28/2005  Bank of America  BANA CRE     0    0.25
6651214139   2.25       2    2.25  12 MO LIBOR  10/25/2005  Bank of America  BANA CRE     0    0.25
6683017047   2.25       2    2.25  12 MO LIBOR  10/28/2005  Bank of America  BANA CRE     0    0.25
6689663679   2.25       2    2.25  12 MO LIBOR  11/10/2005  Bank of America  BANA CRE     0    0.25
6717814831   2.25       2    2.25  12 MO LIBOR  10/20/2005  Bank of America  BANA CRE     0    0.25
6729305315   2.25       2    2.25  12 MO LIBOR   11/3/2005  Bank of America  BANA CRE     0    0.25
6779753737   2.25       2    2.25  12 MO LIBOR   9/30/2005  Bank of America  BANA CRE     0    0.25
6796121603   2.25       2    2.25  12 MO LIBOR  10/31/2005  Bank of America  BANA CRE     0    0.25
6843584555   2.25       2    2.25  12 MO LIBOR  10/14/2005  Bank of America  BANA CRE     0    0.25
6892307296   2.25       2    2.25  12 MO LIBOR  10/26/2005  Bank of America  BANA CRE     0    0.25
6958629740   2.25       2    2.25  12 MO LIBOR  11/19/2005  Bank of America  BANA CRE     0    0.25
6997875924   2.25       2    2.25  12 MO LIBOR  11/15/2005  Bank of America  BANA CRE     0    0.25
3302528249   2.25       2    2.25  12 MO LIBOR  10/12/2005  Bank of America  BANA CRE     0    0.25
6035859583   2.25       2    2.25  12 MO LIBOR   8/23/2005  Bank of America  BANA CRE     0    0.25
6101928437   2.25       2    2.25  12 MO LIBOR   11/4/2005  Bank of America  BANA CRE     0    0.25
6145231871   2.25       2    2.25  12 MO LIBOR  10/20/2005  Bank of America  BANA CRE     0    0.25
6150189188   2.25       2    2.25  12 MO LIBOR  10/25/2005  Bank of America  BANA CRE     0    0.25
6297617018   2.25       2    2.25  12 MO LIBOR  10/27/2005  Bank of America  BANA CRE     0    0.25
6307420213   2.25       2    2.25  12 MO LIBOR  10/12/2005  Bank of America  BANA CRE     0    0.25
6336635641   2.25       2    2.25  12 MO LIBOR  10/31/2005  Bank of America  BANA CRE     0    0.25
6407609665   2.25       2    2.25  12 MO LIBOR  10/13/2005  Bank of America  BANA CRE     0    0.25
6419258642   2.25       2    2.25  12 MO LIBOR   9/28/2005  Bank of America  BANA CRE     0    0.25
6439701969   2.25       2    2.25  12 MO LIBOR  10/18/2005  Bank of America  BANA CRE     0    0.25
6453830603   2.25       2    2.25  12 MO LIBOR  10/20/2005  Bank of America  BANA CRE     0    0.25
6463220654   2.25       2    2.25  12 MO LIBOR   10/5/2005  Bank of America  BANA CRE     0    0.25
6472864260   2.25       2    2.25  12 MO LIBOR  10/28/2005  Bank of America  BANA CRE     0    0.25
6610532167   2.25       2    2.25  12 MO LIBOR  10/12/2005  Bank of America  BANA CRE     0    0.25
6616995053   2.25       2    2.25  12 MO LIBOR  10/10/2005  Bank of America  BANA CRE     0    0.25
6625136640   2.25       2    2.25  12 MO LIBOR  10/26/2005  Bank of America  BANA CRE     0    0.25
6676446401   2.25       2    2.25  12 MO LIBOR   9/19/2005  Bank of America  BANA CRE     0    0.25
6761703849   2.25       2    2.25  12 MO LIBOR  10/14/2005  Bank of America  BANA CRE     0    0.25
6770431812   2.25       2    2.25  12 MO LIBOR  10/27/2005  Bank of America  BANA CRE     0    0.25
6879552211   2.25       2    2.25  12 MO LIBOR  11/14/2005  Bank of America  BANA CRE     0    0.25
6942668309   2.25       2    2.25  12 MO LIBOR  10/18/2005  Bank of America  BANA CRE     0    0.25
6999128124   2.25       2    2.25  12 MO LIBOR  10/25/2005  Bank of America  BANA CRE     0    0.25
6009908465   2.25       2    2.25  12 MO LIBOR  10/25/2005  Bank of America  BANA CRE     0    0.25

LOANID      OCC        PROPTYPE     OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE
----------  ---------  -----------  -----  -------  -----  -----  ---------  --------  ---------

6019783098  Secondary  PUD            360      358     90  6.125  12/1/2005  1/1/2006  11/1/2035
6046029663  Primary    PUD            360      358   55.9  4.875  12/1/2005  1/1/2006  11/1/2035
6126472304  Primary    SFR            360      358     80   5.25  12/1/2005  1/1/2006  11/1/2035
6170540600  Primary    SFR            360      357  79.23    5.5  11/1/2005  1/1/2006  10/1/2035
6181047066  Primary    PUD            360      358     80  5.375  12/1/2005  1/1/2006  11/1/2035
6296025569  Primary    SFR            360      358  79.69  5.625  12/1/2005  2/1/2006  11/1/2035
6304423236  Primary    SFR            360      358  71.74   5.75  12/1/2005  2/1/2006  11/1/2035
6324981718  Primary    Condominium    360      356     80  5.125  10/1/2005  1/1/2006   9/1/2035
6381584645  Primary    SFR            360      359  79.01  5.625   1/1/2006  1/1/2006  12/1/2035
6484885758  Primary    Condominium    360      358     80   5.25  12/1/2005  1/1/2006  11/1/2035
6590044472  Primary    SFR            360      358  75.47  5.625  12/1/2005  1/1/2006  11/1/2035
6763290647  Primary    SFR            360      358     80    5.5  12/1/2005  1/1/2006  11/1/2035
6872719346  Primary    Condominium    360      359     80   5.75   1/1/2006  1/1/2006  12/1/2035
6922916207  Secondary  Condominium    360      358  61.11   5.75  12/1/2005  1/1/2006  11/1/2035
6928857645  Primary    SFR            360      358  69.44  6.375  12/1/2005  1/1/2006  11/1/2035
6978703020  Secondary  SFR            360      358     65    6.5  12/1/2005  1/1/2006  11/1/2035
6999404400  Primary    SFR            360      356  77.88  5.375  10/1/2005  1/1/2006   9/1/2035
6030477878  Investor   2-Family       360      357   64.1    6.5  11/1/2005  2/1/2006  10/1/2035
6073559947  Investor   Condominium    360      358     70    6.5  12/1/2005  2/1/2006  11/1/2035
6088820722  Investor   Condominium    360      358     80  6.875  12/1/2005  1/1/2006  11/1/2035
6093391420  Secondary  Condominium    360      357     75  5.875  11/1/2005  2/1/2006  10/1/2035
6105269978  Primary    Condominium    360      358     70  6.125  12/1/2005  1/1/2006  11/1/2035
6106479501  Investor   Condominium    360      358     80  6.625  12/1/2005  1/1/2006  11/1/2035
6134840609  Primary    Condominium    360      358     80  5.625  12/1/2005  1/1/2006  11/1/2035
6136394373  Primary    PUD            360      357     80      5  11/1/2005  1/1/2006  10/1/2035
6138120784  Primary    Condominium    360      357     80   5.25  11/1/2005  1/1/2006  10/1/2035
6138997322  Primary    SFR            360      358  76.24  5.625  12/1/2005  1/1/2006  11/1/2035
6145832108  Primary    SFR            360      357     80  5.875  11/1/2005  1/1/2006  10/1/2035
6166480654  Secondary  PUD            360      358     80  5.875  12/1/2005  2/1/2006  11/1/2035
6168015359  Primary    SFR            360      358     70    5.5  12/1/2005  2/1/2006  11/1/2035
6174045291  Secondary  Condominium    360      357  79.93   5.75  11/1/2005  1/1/2006  10/1/2035
6209645370  Primary    Condominium    360      358     80  5.875  12/1/2005  1/1/2006  11/1/2035
6214443985  Primary    SFR            360      357     80  6.375  11/1/2005  1/1/2006  10/1/2035
6223391811  Investor   3-Family       360      358  67.37  6.375  12/1/2005  1/1/2006  11/1/2035
6236533888  Primary    SFR            360      356  78.79      6  10/1/2005  1/1/2006   9/1/2035
6263680784  Primary    Condominium    360      357     80    6.5  11/1/2005  1/1/2006  10/1/2035
6313145085  Investor   Condominium    360      358     80  6.625  12/1/2005  1/1/2006  11/1/2035
6326475859  Primary    SFR            360      358     71  5.875  12/1/2005  1/1/2006  11/1/2035
6347026293  Investor   SFR            360      357     80   6.25  11/1/2005  2/1/2006  10/1/2035
6349753944  Primary    SFR            360      357     90    5.5  11/1/2005  2/1/2006  10/1/2035
6350034994  Primary    SFR            360      357  74.38  6.125  11/1/2005  1/1/2006  10/1/2035
6355281814  Primary    SFR            360      357  68.52      6  11/1/2005  1/1/2006  10/1/2035
6358070446  Investor   2-Family       360      357   64.1    6.5  11/1/2005  2/1/2006  10/1/2035
6373844221  Primary    Condominium    360      357  79.99  5.375  11/1/2005  2/1/2006  10/1/2035
6385290348  Primary    Condominium    360      357     80   5.25  11/1/2005  2/1/2006  10/1/2035
6391987242  Primary    SFR            360      357  77.59   5.25  11/1/2005  1/1/2006  10/1/2035
6396295153  Primary    Condominium    360      358     80   6.25  12/1/2005  1/1/2006  11/1/2035
6402425596  Primary    PUD            360      357     80  5.375  11/1/2005  1/1/2006  10/1/2035
6426715550  Primary    SFR            360      357  62.31    6.5  11/1/2005  1/1/2006  10/1/2035
6454895100  Investor   SFR            360      357     65   5.75  11/1/2005  1/1/2006  10/1/2035
6456027199  Primary    Condominium    360      357     80  6.125  11/1/2005  3/1/2006  10/1/2035
6457775614  Secondary  Condominium    360      358     80      6  12/1/2005  1/1/2006  11/1/2035
6460452623  Investor   SFR            360      358     80  6.625  12/1/2005  1/1/2006  11/1/2035
6479268184  Investor   PUD            360      357     80  6.625  11/1/2005  1/1/2006  10/1/2035
6487694124  Secondary  PUD            360      357  79.96    5.5  11/1/2005  1/1/2006  10/1/2035
6548837951  Primary    Condominium    360      358     80  5.625  12/1/2005  1/1/2006  11/1/2035
6552482538  Secondary  SFR            360      357     80  5.875  11/1/2005  1/1/2006  10/1/2035
6583550071  Primary    PUD            360      357     80  5.375  11/1/2005  1/1/2006  10/1/2035
6585275966  Primary    Condominium    360      358     80   6.25  12/1/2005  1/1/2006  11/1/2035
6599427314  Primary    2-Family       360      358   66.8    6.5  12/1/2005  1/1/2006  11/1/2035
6603685535  Secondary  SFR            360      358  75.56  5.625  12/1/2005  1/1/2006  11/1/2035
6605145728  Investor   SFR            360      357     80   6.75  11/1/2005  1/1/2006  10/1/2035
6636887652  Primary    Condominium    360      358     80  5.625  12/1/2005  2/1/2006  11/1/2035
6650071902  Primary    PUD            360      357     80   6.25  11/1/2005  1/1/2006  10/1/2035
6662494480  Investor   Condominium    360      357     80    6.5  11/1/2005  1/1/2006  10/1/2035
6666767758  Primary    SFR            360      357  74.24   5.75  11/1/2005  1/1/2006  10/1/2035
6679243912  Secondary  Condominium    360      358     80  5.875  12/1/2005  2/1/2006  11/1/2035
6695309044  Secondary  Condominium    360      357     80    5.5  11/1/2005  1/1/2006  10/1/2035
6718457929  Secondary  PUD            360      357  51.25    6.5  11/1/2005  1/1/2006  10/1/2035

LOANID      PANDI     PTDATE     OBAL          COBAL         PURPOSE   DOC            OAPPVAL       FRTRDATE   CEILING
----------  --------  ---------  ------------  ------------  --------  -------------  ------------  ---------  -------

6019783098  2,767.05  12/1/2005    542,115.00    542,115.00  Purchase  Standard         603,000.00  11/1/2010   11.125
6046029663  2,270.94  12/1/2005    559,000.00    559,000.00  R/T Refi  Standard       1,000,000.00  11/1/2010    9.875
6126472304  2,590.00  12/1/2005    592,000.00    592,000.00  Purchase  Rapid            740,000.00  11/1/2010    10.25
6170540600  2,832.50  12/1/2005    618,000.00    618,000.00  Purchase  Rapid            780,000.00  10/1/2010     10.5
6181047066  1,973.88  12/1/2005    440,680.00    440,680.00  Purchase  Standard         555,000.00  11/1/2010   10.375
6296025569  4,317.43   1/1/2006    750,000.00    748,392.64  Purchase  Rapid          1,000,000.00  11/1/2010   10.625
6304423236  2,217.34   1/1/2006    462,750.00    462,750.00  R/T Refi  Standard         645,000.00  11/1/2010    10.75
6324981718  4,270.79  12/1/2005    999,990.00    999,990.00  Purchase  Rapid          1,250,000.00   9/1/2010   10.125
6381584645  3,300.00   1/1/2006    704,000.00    704,000.00  Purchase  Standard         891,000.00  12/1/2010   10.625
6484885758  2,849.38  12/1/2005    516,000.00    514,813.65  Purchase  Standard         645,000.00  11/1/2010    10.25
6590044472  4,687.50  12/1/2005  1,000,000.00  1,000,000.00  Purchase  Standard       1,350,000.00  11/1/2010   10.625
6763290647  1,887.42  12/1/2005    412,000.00    411,800.00  Purchase  Standard         523,500.00  11/1/2010     10.5
6872719346  2,062.33   1/1/2006    430,400.00    430,400.00  Purchase  Standard         555,000.00  12/1/2010    10.75
6922916207  2,108.33  12/1/2005    440,000.00    440,000.00  R/T Refi  Standard         720,000.00  11/1/2010    10.75
6928857645  6,931.20  12/1/2005  1,111,000.00  1,108,936.51  R/T Refi  Standard       1,600,000.00  11/1/2010   11.375
6978703020  9,860.27  12/1/2005  1,560,000.00  1,557,171.82  R/T Refi  Standard       2,400,000.00  11/1/2010     11.5
6999404400  2,463.88  12/1/2005    440,000.00    437,821.27  R/T Refi  Standard         565,000.00   9/1/2010   10.375
6030477878  1,580.17   1/1/2006    250,000.00    249,318.31  C/O Refi  Stated Income    390,000.00  10/1/2010     11.5
6073559947  1,194.38   1/1/2006    220,500.00    220,500.00  C/O Refi  Standard         315,000.00  11/1/2010     11.5
6088820722  1,260.78  12/1/2005    191,920.00    191,596.60  Purchase  Stated Income    390,000.00  11/1/2010   11.875
6093391420  1,395.31   1/1/2006    285,000.00    285,000.00  Purchase  Stated Income    380,000.00  10/1/2010   10.875
6105269978  3,680.10  12/1/2005    721,000.00    721,000.00  Purchase  Stated Income  1,120,000.00  11/1/2010   11.125
6106479501     926.1  12/1/2005    144,632.00    144,376.07  Purchase  Stated Income    235,000.00  11/1/2010   11.625
6134840609  1,237.50  12/1/2005    264,000.00    264,000.00  Purchase  Standard         330,000.00  11/1/2010   10.625
6136394373  5,583.33  12/1/2005  1,340,000.00  1,340,000.00  Purchase  Standard       1,675,000.00  10/1/2010       10
6138120784     850.5  12/1/2005    194,400.00    194,400.00  Purchase  Standard         243,000.00  10/1/2010    10.25
6138997322  1,751.15  12/1/2005    304,200.00    303,548.05  C/O Refi  Stated Income    399,000.00  11/1/2010   10.625
6145832108  2,484.46  12/1/2005    420,000.00    418,709.07  R/T Refi  Stated Income    525,000.00  10/1/2010   10.875
6166480654    854.94   1/1/2006    144,527.00    140,835.23  Purchase  Stated Income    181,000.00  11/1/2010   10.875
6168015359  2,887.50   1/1/2006    630,000.00    630,000.00  R/T Refi  Stated Income    900,000.00  11/1/2010     10.5
6174045291  3,804.58  12/1/2005    794,000.00    794,000.00  Purchase  Stated Income  1,244,000.00  10/1/2010    10.75
6209645370       769  12/1/2005    130,000.00    129,734.27  Purchase  Standard         164,000.00  11/1/2010   10.875
6214443985  3,269.08  12/1/2005    524,000.00    522,536.26  Purchase  Stated Income    667,000.00  10/1/2010   11.375
6223391811  1,996.39  12/1/2005    320,000.00    319,405.65  Purchase  Stated Income    475,000.00  11/1/2010   11.375
6236533888  3,897.08  12/1/2005    650,000.00    647,392.20  C/O Refi  Stated Income    825,000.00   9/1/2010       11
6263680784  2,983.37  12/1/2005    472,000.00    469,473.95  Purchase  Stated Income    590,000.00  10/1/2010     11.5
6313145085  1,064.41  12/1/2005    166,232.00    165,937.85  Purchase  Stated Income    212,000.00  11/1/2010   11.625
6326475859  7,517.86  12/1/2005  1,270,900.00  1,268,302.16  C/O Refi  Stated Income  1,790,000.00  11/1/2010   10.875
6347026293    812.75   1/1/2006    132,000.00    131,622.29  Purchase  Stated Income    165,000.00  10/1/2010    11.25
6349753944  2,478.40   1/1/2006    436,500.00    435,060.10  Purchase  Standard         485,000.00  10/1/2010     10.5
6350034994  7,023.33  12/1/2005  1,376,000.00  1,376,000.00  C/O Refi  Standard       1,850,000.00  10/1/2010   11.125
6355281814  2,506.13  12/1/2005    418,000.00    416,745.36  C/O Refi  Stated Income    610,000.00  10/1/2010       11
6358070446  1,580.17   1/1/2006    250,000.00    249,318.31  C/O Refi  Stated Income    390,000.00  10/1/2010     11.5
6373844221     762.8   1/1/2006    170,300.00    170,300.00  Purchase  Standard         213,000.00  10/1/2010   10.375
6385290348  1,417.50   1/1/2006    324,000.00    324,000.00  Purchase  Standard         405,000.00  10/1/2010    10.25
6391987242  2,817.50  12/1/2005    644,000.00    644,000.00  Purchase  Stated Income    830,000.00  10/1/2010    10.25
6396295153    683.33  12/1/2005    131,200.00    131,200.00  Purchase  Standard         164,000.00  11/1/2010    11.25
6402425596    722.37  12/1/2005    129,000.00    128,564.38  Purchase  Reduced          165,000.00  10/1/2010   10.375
6426715550  7,679.63  12/1/2005  1,215,000.00  1,211,686.98  C/O Refi  Standard       1,950,000.00  10/1/2010     11.5
6454895100  2,788.02  12/1/2005    477,750.00    476,246.42  Purchase  Stated Income    735,000.00  10/1/2010    10.75
6456027199  1,959.96   2/1/2006    383,992.00    383,992.00  Purchase  Standard         487,000.00  10/1/2010   11.125
6457775614       342  12/1/2005     68,400.00     68,400.00  Purchase  Standard          86,000.00  11/1/2010       11
6460452623  1,331.85  12/1/2005    208,000.00    207,631.95  C/O Refi  Stated Income    260,000.00  11/1/2010   11.625
6479268184  4,963.34  12/1/2005    775,144.00    773,080.95  Purchase  Stated Income  1,100,000.00  10/1/2010   11.625
6487694124  3,477.90  12/1/2005    758,815.00    758,815.00  Purchase  Stated Income    949,000.00  10/1/2010     10.5
6548837951  1,162.50  12/1/2005    248,000.00    248,000.00  Purchase  Standard         310,000.00  11/1/2010   10.625
6552482538    391.67  12/1/2005     80,000.00     80,000.00  Purchase  Standard         100,000.00  10/1/2010   10.875
6583550071  1,702.08  12/1/2005    380,000.00    380,000.00  Purchase  Stated Income    485,000.00  10/1/2010   10.375
6585275966    397.92  12/1/2005     76,400.00     76,400.00  Purchase  Standard          95,500.00  11/1/2010    11.25
6599427314  1,093.48  12/1/2005    173,000.00    172,686.36  C/O Refi  Stated Income    259,000.00  11/1/2010     11.5
6603685535  2,390.63  12/1/2005    510,000.00    510,000.00  Purchase  Stated Income    800,000.00  11/1/2010   10.625
6605145728  1,575.61  12/1/2005    242,925.00    242,293.79  Purchase  Stated Income    304,000.00  10/1/2010    11.75
6636887652  1,073.91   1/1/2006    229,100.00    229,100.00  Purchase  Standard         287,000.00  11/1/2010   10.625
6650071902    764.58  12/1/2005    146,800.00    146,800.00  Purchase  Standard         183,500.00  10/1/2010    11.25
6662494480    657.36  12/1/2005    104,000.00    103,654.86  Purchase  Stated Income    135,000.00  10/1/2010     11.5
6666767758  2,917.87  12/1/2005    500,000.00    498,426.37  Purchase  Stated Income    677,000.00  10/1/2010    10.75
6679243912  1,645.00   1/1/2006    336,000.00    336,000.00  Purchase  Standard         425,000.00  11/1/2010   10.875
6695309044  2,217.89  12/1/2005    483,904.00    483,904.00  Purchase  Stated Income    605,000.00  10/1/2010     10.5
6718457929  2,220.83  12/1/2005    410,000.00    410,000.00  C/O Refi  Standard         800,000.00  10/1/2010     11.5

LOANID      FLOOR  CAPINT  MARGIN   INDEX     ODATE       ORIGINATOR       SERVICER  LPMI  SVCFEE
----------  -----  ------  -------  --------  ----------  ---------------  --------  ----  ------

6019783098   2.25       2  2.25 12  MO LIBOR  11/18/2004  Bank of America  BANA CRE     0    0.25
6046029663   2.25       2  2.25 12  MO LIBOR  10/21/2005  Bank of America  BANA CRE     0    0.25
6126472304   2.25       2  2.25 12  MO LIBOR  10/12/2005  Bank of America  BANA CRE     0    0.25
6170540600   2.25       2  2.25 12  MO LIBOR   9/15/2005  Bank of America  BANA CRE     0    0.25
6181047066   2.25       2  2.25 12  MO LIBOR  10/28/2005  Bank of America  BANA CRE     0    0.25
6296025569   2.25       2  2.25 12  MO LIBOR  10/21/2005  Bank of America  BANA CRE     0    0.25
6304423236   2.25       2  2.25 12  MO LIBOR  10/27/2005  Bank of America  BANA CRE     0    0.25
6324981718   2.25       2  2.25 12  MO LIBOR   8/19/2005  Bank of America  BANA CRE     0    0.25
6381584645   2.25       2  2.25 12  MO LIBOR   11/2/2005  Bank of America  BANA CRE     0    0.25
6484885758   2.25       2  2.25 12  MO LIBOR  10/28/2005  Bank of America  BANA CRE     0    0.25
6590044472   2.25       2  2.25 12  MO LIBOR  10/31/2005  Bank of America  BANA CRE     0    0.25
6763290647   2.25       2  2.25 12  MO LIBOR  10/17/2005  Bank of America  BANA CRE     0    0.25
6872719346   2.25       2  2.25 12  MO LIBOR   11/4/2005  Bank of America  BANA CRE     0    0.25
6922916207   2.25       2  2.25 12  MO LIBOR  10/26/2005  Bank of America  BANA CRE     0    0.25
6928857645   2.25       2  2.25 12  MO LIBOR  10/25/2005  Bank of America  BANA CRE     0    0.25
6978703020   2.25       2  2.25 12  MO LIBOR  10/25/2005  Bank of America  BANA CRE     0    0.25
6999404400   2.25       2  2.25 12  MO LIBOR   8/16/2005  Bank of America  BANA CRE     0    0.25
6030477878   2.25       2  2.25 12  MO LIBOR   9/16/2005  Bank of America  BANA CRE     0    0.25
6073559947   2.25       2  2.25 12  MO LIBOR   9/29/2005  Bank of America  BANA CRE     0    0.25
6088820722   2.25       2  2.25 12  MO LIBOR  10/18/2005  Bank of America  BANA CRE     0    0.25
6093391420   2.25       2  2.25 12  MO LIBOR   9/26/2005  Bank of America  BANA CRE     0    0.25
6105269978   2.25       2  2.25 12  MO LIBOR  10/14/2005  Bank of America  BANA CRE     0    0.25
6106479501   2.25       2  2.25 12  MO LIBOR  10/12/2005  Bank of America  BANA CRE     0    0.25
6134840609   2.25       2  2.25 12  MO LIBOR   10/5/2005  Bank of America  BANA CRE     0    0.25
6136394373   2.25       2  2.25 12  MO LIBOR   9/16/2005  Bank of America  BANA CRE     0    0.25
6138120784   2.25       2  2.25 12  MO LIBOR   9/15/2005  Bank of America  BANA CRE     0    0.25
6138997322   2.25       2  2.25 12  MO LIBOR  10/11/2005  Bank of America  BANA CRE     0    0.25
6145832108   2.25       2  2.25 12  MO LIBOR   9/22/2005  Bank of America  BANA CRE     0    0.25
6166480654   2.25       2  2.25 12  MO LIBOR   10/6/2005  Bank of America  BANA CRE     0    0.25
6168015359   2.25       2  2.25 12  MO LIBOR   10/6/2005  Bank of America  BANA CRE     0    0.25
6174045291   2.25       2  2.25 12  MO LIBOR   9/20/2005  Bank of America  BANA CRE     0    0.25
6209645370   2.25       2  2.25 12  MO LIBOR  10/13/2005  Bank of America  BANA CRE     0    0.25
6214443985   2.25       2  2.25 12  MO LIBOR    9/9/2005  Bank of America  BANA CRE     0    0.25
6223391811   2.25       2  2.25 12  MO LIBOR   9/30/2005  Bank of America  BANA CRE     0    0.25
6236533888   2.25       2  2.25 12  MO LIBOR   8/22/2005  Bank of America  BANA CRE     0    0.25
6263680784   2.25       2  2.25 12  MO LIBOR   9/14/2005  Bank of America  BANA CRE     0    0.25
6313145085   2.25       2  2.25 12  MO LIBOR  10/12/2005  Bank of America  BANA CRE     0    0.25
6326475859   2.25       2  2.25 12  MO LIBOR   10/4/2005  Bank of America  BANA CRE     0    0.25
6347026293   2.25       2  2.25 12  MO LIBOR   9/30/2005  Bank of America  BANA CRE     0    0.25
6349753944   2.25       2  2.25 12  MO LIBOR   9/28/2005  Bank of America  BANA CRE     0    0.25
6350034994   2.25       2  2.25 12  MO LIBOR   9/21/2005  Bank of America  BANA CRE     0    0.25
6355281814   2.25       2  2.25 12  MO LIBOR    9/8/2005  Bank of America  BANA CRE     0    0.25
6358070446   2.25       2  2.25 12  MO LIBOR   9/22/2005  Bank of America  BANA CRE     0    0.25
6373844221   2.25       2  2.25 12  MO LIBOR   9/21/2005  Bank of America  BANA CRE     0    0.25
6385290348   2.25       2  2.25 12  MO LIBOR    9/8/2005  Bank of America  BANA CRE     0    0.25
6391987242   2.25       2  2.25 12  MO LIBOR    9/6/2005  Bank of America  BANA CRE     0    0.25
6396295153   2.25       2  2.25 12  MO LIBOR  10/21/2005  Bank of America  BANA CRE     0    0.25
6402425596   2.25       2  2.25 12  MO LIBOR   9/30/2005  Bank of America  BANA CRE     0    0.25
6426715550   2.25       2  2.25 12  MO LIBOR   9/21/2005  Bank of America  BANA CRE     0    0.25
6454895100   2.25       2  2.25 12  MO LIBOR   9/21/2005  Bank of America  BANA CRE     0    0.25
6456027199   2.25       2  2.25 12  MO LIBOR   9/29/2005  Bank of America  BANA CRE     0    0.25
6457775614   2.25       2  2.25 12  MO LIBOR  10/19/2005  Bank of America  BANA CRE     0    0.25
6460452623   2.25       2  2.25 12  MO LIBOR  10/11/2005  Bank of America  BANA CRE     0    0.25
6479268184   2.25       2  2.25 12  MO LIBOR   9/27/2005  Bank of America  BANA CRE     0    0.25
6487694124   2.25       2  2.25 12  MO LIBOR   9/13/2005  Bank of America  BANA CRE     0    0.25
6548837951   2.25       2  2.25 12  MO LIBOR  10/20/2005  Bank of America  BANA CRE     0    0.25
6552482538   2.25       2  2.25 12  MO LIBOR   9/16/2005  Bank of America  BANA CRE     0    0.25
6583550071   2.25       2  2.25 12  MO LIBOR   9/23/2005  Bank of America  BANA CRE     0    0.25
6585275966   2.25       2  2.25 12  MO LIBOR   10/6/2005  Bank of America  BANA CRE     0    0.25
6599427314   2.25       2  2.25 12  MO LIBOR   10/3/2005  Bank of America  BANA CRE     0    0.25
6603685535   2.25       2  2.25 12  MO LIBOR  10/14/2005  Bank of America  BANA CRE     0    0.25
6605145728   2.25       2  2.25 12  MO LIBOR   9/12/2005  Bank of America  BANA CRE     0    0.25
6636887652   2.25       2  2.25 12  MO LIBOR   10/6/2005  Bank of America  BANA CRE     0    0.25
6650071902   2.25       2  2.25 12  MO LIBOR   9/22/2005  Bank of America  BANA CRE     0    0.25
6662494480   2.25       2  2.25 12  MO LIBOR   9/16/2005  Bank of America  BANA CRE     0    0.25
6666767758   2.25       2  2.25 12  MO LIBOR   9/23/2005  Bank of America  BANA CRE     0    0.25
6679243912   2.25       2  2.25 12  MO LIBOR  10/14/2005  Bank of America  BANA CRE     0    0.25
6695309044   2.25       2  2.25 12  MO LIBOR   9/22/2005  Bank of America  BANA CRE     0    0.25
6718457929   2.25       2  2.25 12  MO LIBOR    9/7/2005  Bank of America  BANA CRE     0    0.25

LOANID      OCC        PROPTYPE     OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE
----------  ---------  -----------  -----  -------  -----  -----  ---------  --------  ---------

6734268755  Primary    Condominium    360      358     80   5.75  12/1/2005  1/1/2006  11/1/2035
6771428486  Primary    Condominium    360      357     80  5.375  11/1/2005  2/1/2006  10/1/2035
6778352770  Secondary  SFR            360      357  72.29   5.75  11/1/2005  1/1/2006  10/1/2035
6795772018  Primary    SFR            360      355  75.68      6   9/1/2005  1/1/2006   8/1/2035
6812777008  Primary    SFR            360      357     80    5.5  11/1/2005  1/1/2006  10/1/2035
6834888783  Primary    Condominium    360      357     40    5.5  11/1/2005  1/1/2006  10/1/2035
6877580537  Secondary  Condominium    360      355     80  5.375   9/1/2005  1/1/2006   8/1/2035
6887397377  Secondary  PUD            360      358     75    5.5  12/1/2005  1/1/2006  11/1/2035
6892350460  Primary    SFR            360      357     80    5.5  11/1/2005  2/1/2006  10/1/2035
6897882384  Secondary  Condominium    360      358  78.87   5.75  12/1/2005  2/1/2006  11/1/2035
6912538441  Primary    Condominium    360      358     80    5.5  12/1/2005  2/1/2006  11/1/2035
6929920459  Primary    PUD            360      357  67.78   4.75  11/1/2005  1/1/2006  10/1/2035
6941833573  Secondary  Condominium    360      357     80  5.875  11/1/2005  2/1/2006  10/1/2035
6947730922  Primary    PUD            360      357  69.96    5.5  11/1/2005  1/1/2006  10/1/2035
6948702144  Secondary  PUD            360      357   40.6   6.25  11/1/2005  1/1/2006  10/1/2035
6954339005  Primary    Condominium    360      357     90  6.125  11/1/2005  1/1/2006  10/1/2035
6962458409  Primary    SFR            360      357     80  6.375  11/1/2005  1/1/2006  10/1/2035
6973838029  Primary    SFR            360      357  36.36  5.875  11/1/2005  2/1/2006  10/1/2035
3302241843  Primary    Condominium    360      354     95  5.375   8/1/2005  1/1/2006   7/1/2035
6040985571  Primary    Condominium    360      357     90    5.5  11/1/2005  1/1/2006  10/1/2035
6118036893  Primary    Condominium    360      355     80      5   9/1/2005  1/1/2006   8/1/2035
6142705307  Primary    SFR            360      354     90    5.5   8/1/2005  1/1/2006   7/1/2035
6181676898  Primary    Townhouse      360      354  89.99  5.625   8/1/2005  1/1/2006   7/1/2035
6184187398  Primary    2-Family       360      354     80  5.375   8/1/2005  1/1/2006   7/1/2035
6240113255  Primary    SFR            360      355     82   4.75   9/1/2005  1/1/2006   8/1/2035
6259841432  Primary    SFR            360      355  84.69   4.75   9/1/2005  1/1/2006   8/1/2035
6323755576  Investor   4-Family       360      356   59.6  5.625  10/1/2005  1/1/2006   9/1/2035
6361518324  Primary    Condominium    360      355  77.18    5.5   9/1/2005  2/1/2006   8/1/2035
6395323006  Primary    PUD            360      356  82.09  5.375  10/1/2005  1/1/2006   9/1/2035
6405672723  Secondary  PUD            360      357     90   5.75  11/1/2005  1/1/2006  10/1/2035
6708822983  Investor   4-Family       360      356   68.9  6.125  10/1/2005  1/1/2006   9/1/2035
6812740741  Secondary  SFR            360      356     80  5.875  10/1/2005  1/1/2006   9/1/2035
6814243322  Primary    Condominium    360      356  84.85  5.375  10/1/2005  1/1/2006   9/1/2035
6833585620  Primary    PUD            360      357  83.17  5.625  11/1/2005  1/1/2006  10/1/2035
6983952000  Primary    SFR            360      356   92.5   5.25  10/1/2005  1/1/2006   9/1/2035
6000797289  Primary    Condominium    360      356     80  6.125  10/1/2005  1/1/2006   9/1/2035
6003957484  Primary    PUD            360      357  84.93   6.25  11/1/2005  1/1/2006  10/1/2035
6029155667  Primary    SFR            360      357     80    5.5  11/1/2005  1/1/2006  10/1/2035
6042888690  Secondary  Condominium    360      356  66.42      6  10/1/2005  1/1/2006   9/1/2035
6047986242  Secondary  PUD            360      356   74.9    5.5  10/1/2005  1/1/2006   9/1/2035
6049411918  Secondary  SFR            360      356     80   5.75  10/1/2005  1/1/2006   9/1/2035
6071580978  Primary    SFR            360      357     80   5.75  11/1/2005  1/1/2006  10/1/2035
6111314370  Investor   Condominium    360      356  79.04  5.875  10/1/2005  1/1/2006   9/1/2035
6132220416  Primary    SFR            360      357     80  5.375  11/1/2005  1/1/2006  10/1/2035
6144181176  Secondary  SFR            360      357     80  5.625  11/1/2005  2/1/2006  10/1/2035
6147145723  Primary    Condominium    360      357     80   6.25  11/1/2005  1/1/2006  10/1/2035
6179869455  Secondary  Condominium    360      357     80    5.5  11/1/2005  1/1/2006  10/1/2035
6205555680  Primary    Condominium    360      357     80   6.25  11/1/2005  1/1/2006  10/1/2035
6213834051  Primary    PUD            360      356     80   5.75  10/1/2005  1/1/2006   9/1/2035
6216191947  Primary    SFR            360      357  44.12      6  11/1/2005  1/1/2006  10/1/2035
6218285713  Primary    Condominium    360      356     80  5.875  10/1/2005  3/1/2006   9/1/2035
6229806176  Primary    PUD            360      356     80    5.5  10/1/2005  2/1/2006   9/1/2035
6242379086  Primary    SFR            360      356  56.92  5.625  10/1/2005  1/1/2006   9/1/2035
6268044002  Investor   SFR            360      356  69.28  6.375  10/1/2005  2/1/2006   9/1/2035
6279962895  Primary    PUD            360      356     95  6.375  10/1/2005  1/1/2006   9/1/2035
6281364577  Investor   3-Family       360      356     80  6.375  10/1/2005  1/1/2006   9/1/2035
6291977574  Primary    SFR            360      356     78  5.875  10/1/2005  1/1/2006   9/1/2035
6304759274  Investor   Condominium    360      357     80  6.625  11/1/2005  2/1/2006  10/1/2035
6309853742  Primary    PUD            360      356  68.88    5.5  10/1/2005  2/1/2006   9/1/2035
6317027016  Primary    SFR            360      357  52.08    6.5  11/1/2005  1/1/2006  10/1/2035
6317908868  Primary    SFR            360      356     75  5.875  10/1/2005  1/1/2006   9/1/2035
6343463748  Primary    Condominium    360      357     80  5.625  11/1/2005  1/1/2006  10/1/2035
6349977204  Primary    Condominium    360      356     80    5.5  10/1/2005  1/1/2006   9/1/2035
6360546094  Primary    SFR            360      357     80   5.25  11/1/2005  1/1/2006  10/1/2035
6376415359  Secondary  Condominium    360      357     65  6.875  11/1/2005  1/1/2006  10/1/2035
6383964365  Primary    Condominium    360      356     80  5.625  10/1/2005  1/1/2006   9/1/2035
6403664524  Primary    SFR            360      356  61.43  5.625  10/1/2005  1/1/2006   9/1/2035
6421469807  Secondary  Condominium    360      357     75    5.5  11/1/2005  1/1/2006  10/1/2035
6447369973  Primary    SFR            360      356     80  5.375  10/1/2005  1/1/2006   9/1/2035

LOANID      PANDI     PTDATE     OBAL          COBAL         PURPOSE   DOC            OAPPVAL       FRTRDATE   CEILING
----------  --------  ---------  ------------  ------------  --------  -------------  ------------  ---------  -------

6734268755  2,217.58  12/1/2005    380,000.00    379,204.60  C/O Refi  Stated Income    475,000.00  11/1/2010    10.75
6771428486  2,060.42   1/1/2006    460,000.00    460,000.00  Purchase  Stated Income    575,000.00  10/1/2010   10.375
6778352770  6,876.04  12/1/2005  1,435,000.00  1,435,000.00  Purchase  Standard       1,985,000.00  10/1/2010    10.75
6795772018  1,678.75  12/1/2005    280,000.00    278,592.25  R/T Refi  Stated Income    370,000.00   8/1/2010       11
6812777008  2,423.67  12/1/2005    528,800.00    528,800.00  Purchase  Stated Income    661,000.00  10/1/2010     10.5
6834888783  4,583.33  12/1/2005  1,000,000.00  1,000,000.00  C/O Refi  Stated Income  2,500,000.00  10/1/2010     10.5
6877580537  2,257.50  12/1/2005    504,000.00    504,000.00  Purchase  Standard         630,000.00   8/1/2010   10.375
6887397377    532.81  12/1/2005    116,250.00    116,250.00  Purchase  Stated Income    155,000.00  11/1/2010     10.5
6892350460  1,321.82   1/1/2006    232,800.00    232,032.03  Purchase  Stated Income    291,000.00  10/1/2010     10.5
6897882384  1,634.01   1/1/2006    280,000.00    279,413.92  Purchase  Stated Income    365,000.00  11/1/2010    10.75
6912538441     509.3   1/1/2006    111,120.00    111,120.00  Purchase  Standard         143,000.00  11/1/2010     10.5
6929920459  1,665.20  12/1/2005    420,683.00    420,683.00  Purchase  Stated Income    637,000.00  10/1/2010     9.75
6941833573    979.17   1/1/2006    200,000.00    199,914.11  Purchase  Standard         250,000.00  10/1/2010   10.875
6947730922  2,052.19  12/1/2005    447,750.00    447,750.00  C/O Refi  Stated Income    640,000.00  10/1/2010     10.5
6948702144  1,034.41  12/1/2005    168,000.00    167,519.28  Purchase  Stated Income    430,000.00  10/1/2010    11.25
6954339005  3,259.23  12/1/2005    536,400.00    530,616.32  Purchase  Standard         596,000.00  10/1/2010   11.125
6962458409  1,996.39  12/1/2005    320,000.00    319,106.10  C/O Refi  Stated Income    400,000.00  10/1/2010   11.375
6973838029    685.42   1/1/2006    140,000.00    140,000.00  C/O Refi  Stated Income    385,000.00  10/1/2010   10.875
3302241843  1,063.95  12/1/2005    190,000.00    188,708.16  Purchase  Unknown          200,000.00   7/1/2010   10.375
6040985571  1,456.38  12/1/2005    256,500.00    255,653.87  Purchase  Unknown          285,000.00  10/1/2010     10.5
6118036893  1,904.67  12/1/2005    457,120.00    457,120.00  Purchase  Unknown          571,400.00   8/1/2010       10
6142705307    817.62  12/1/2005    144,000.00    143,043.37  Purchase  Unknown          160,000.00   7/1/2010     10.5
6181676898    828.35  12/1/2005    176,715.00    176,715.00  Purchase  Unknown          202,000.00   7/1/2010   10.625
6184187398  2,262.29  12/1/2005    404,000.00    401,252.86  Purchase  Unknown          505,000.00   7/1/2010   10.375
6240113255  1,026.18  12/1/2005    196,718.00    195,346.59  Purchase  Unknown          275,000.00   8/1/2010     9.75
6259841432  1,642.71  12/1/2005    415,000.00    414,867.50  Purchase  Unknown          491,000.00   8/1/2010     9.75
6323755576  1,698.19  12/1/2005    295,000.00    293,729.59  Purchase  Unknown          495,000.00   9/1/2010   10.625
6361518324  2,940.67   1/1/2006    641,600.00    641,600.00  Purchase  Unknown          860,000.00   8/1/2010     10.5
6395323006  1,746.70  12/1/2005    311,926.00    310,513.21  R/T Refi  Unknown          380,000.00   9/1/2010   10.375
6405672723  1,798.87  12/1/2005    308,250.00    307,279.85  Purchase  Unknown          348,000.00  10/1/2010    10.75
6708822983  2,185.28  12/1/2005    359,650.00    358,240.99  C/O Refi  Unknown          522,000.00   9/1/2010   11.125
6812740741  5,011.51  12/1/2005    847,200.00    847,200.00  R/T Refi  Unknown        1,059,000.00   9/1/2010   10.875
6814243322  1,567.92  12/1/2005    280,000.00    278,736.53  Purchase  Unknown          330,000.00   9/1/2010   10.375
6833585620     982.5  12/1/2005    209,600.00    209,600.00  Purchase  Unknown          252,000.00  10/1/2010   10.625
6983952000  1,838.84  12/1/2005    333,000.00    331,375.35  Purchase  Unknown          360,000.00   9/1/2010    10.25
6000797289  1,020.63  12/1/2005    199,960.00    199,960.00  Purchase  Standard         250,000.00   9/1/2010   11.125
6003957484  2,149.28  12/1/2005    349,068.00    348,069.16  R/T Refi  Stated Income    411,000.00  10/1/2010    11.25
6029155667  1,063.33  12/1/2005    232,000.00    232,000.00  Purchase  Standard         290,000.00  10/1/2010     10.5
6042888690  1,760.00  12/1/2005    352,000.00    352,000.00  C/O Refi  Stated Income    530,000.00   9/1/2010       11
6047986242    983.27  12/1/2005    173,175.00    172,411.57  Purchase  Stated Income    232,000.00   9/1/2010       11
6049411918  5,747.60  12/1/2005  1,200,000.00  1,198,500.00  Purchase  Stated Income  1,600,000.00   9/1/2010    10.75
6071580978  1,184.50  12/1/2005    247,200.00    247,200.00  Purchase  Standard         309,000.00  10/1/2010    10.75
6111314370  2,127.47  12/1/2005    359,650.00    358,172.46  Purchase  Stated Income    457,000.00   9/1/2010   10.875
6132220416  1,724.72  12/1/2005    308,000.00    306,959.94  C/O Refi  Stated Income    385,000.00  10/1/2010   10.375
6144181176  5,062.50   1/1/2006  1,080,000.00  1,080,000.00  Purchase  Standard       1,350,000.00  10/1/2010   10.625
6147145723  2,604.17  12/1/2005    500,000.00    500,000.00  Purchase  Standard         625,000.00  10/1/2010    11.25
6179869455  2,947.58  12/1/2005    643,108.00    643,055.58  Purchase  Standard         850,000.00  10/1/2010     10.5
6205555680  2,167.33  12/1/2005    352,000.00    350,992.77  Purchase  Stated Income    440,000.00  10/1/2010    11.25
6213834051    687.71  12/1/2005    143,523.00    143,523.00  Purchase  Standard         179,500.00   9/1/2010    10.75
6216191947  7,500.00  12/1/2005  1,500,000.00  1,500,000.00  R/T Refi  Standard       3,400,000.00  10/1/2010       11
6218285713    391.67   2/1/2006     80,000.00     79,995.05  Purchase  Standard         100,000.00   9/1/2010   10.875
6229806176  1,122.00   1/1/2006    244,800.00    244,800.00  Purchase  Standard         306,000.00   9/1/2010     10.5
6242379086  1,734.38  12/1/2005    370,000.00    370,000.00  C/O Refi  Stated Income    650,000.00   9/1/2010   10.625
6268044002  5,402.72   1/1/2006    866,000.00    862,765.94  R/T Refi  Standard       1,250,000.00   9/1/2010   11.375
6279962895  1,890.64  12/1/2005    303,050.00    301,918.27  Purchase  Standard         320,000.00   9/1/2010   11.375
6281364577  1,442.39  12/1/2005    231,200.00    230,336.59  Purchase  Standard         290,000.00   9/1/2010   11.375
6291977574  1,384.20  12/1/2005    234,000.00    233,031.91  C/O Refi  Stated Income    300,000.00   9/1/2010   10.875
6304759274  2,100.23   1/1/2006    328,000.00    327,127.01  Purchase  Stated Income    660,000.00  10/1/2010   11.625
6309853742  2,750.00   1/1/2006    600,000.00    599,872.28  Purchase  Stated Income    871,114.00   9/1/2010     10.5
6317027016  1,264.14  12/1/2005    200,000.00    199,454.63  C/O Refi  Stated Income    384,000.00  10/1/2010     11.5
6317908868  3,038.59  12/1/2005    513,675.00    511,564.68  Purchase  Standard         685,000.00   9/1/2010   10.875
6343463748  1,556.25  12/1/2005    332,000.00    332,000.00  Purchase  Standard         415,000.00  10/1/2010   10.625
6349977204    899.49  12/1/2005    196,252.00    196,252.00  Purchase  Standard         248,000.00   9/1/2010     10.5
6360546094    817.27  12/1/2005    148,000.00    147,488.10  Purchase  Standard         192,000.00  10/1/2010    10.25
6376415359  2,457.81  12/1/2005    429,000.00    429,000.00  Purchase  Stated Income    660,000.00  10/1/2010   11.875
6383964365  2,396.25  12/1/2005    511,200.00    511,200.00  Purchase  Standard         639,000.00   9/1/2010   10.625
6403664524  2,015.63  12/1/2005    430,000.00    429,551.07  C/O Refi  Stated Income    700,000.00   9/1/2010   10.625
6421469807    910.59  12/1/2005    198,675.00    198,675.00  Purchase  Stated Income    267,000.00  10/1/2010     10.5
6447369973  1,259.54  12/1/2005    281,200.00    281,200.00  Purchase  Standard         351,500.00   9/1/2010   10.375

LOANID      FLOOR  CAPINT  MARGIN  INDEX        ODATE       ORIGINATOR       SERVICER  LPMI  SVCFEE
----------  -----  ------  ------  -----------  ----------  ---------------  --------  ----  ------

6734268755   2.25       2    2.25  12 MO LIBOR   10/7/2005  Bank of America  BANA CRE     0    0.25
6771428486   2.25       2    2.25  12 MO LIBOR   9/23/2005  Bank of America  BANA CRE     0    0.25
6778352770   2.25       2    2.25  12 MO LIBOR   9/27/2005  Bank of America  BANA CRE     0    0.25
6795772018   2.25       2    2.25  12 MO LIBOR   8/26/2005  Bank of America  BANA CRE     0    0.25
6812777008   2.25       2    2.25  12 MO LIBOR    9/2/2005  Bank of America  BANA CRE     0    0.25
6834888783   2.25       2    2.25  12 MO LIBOR   9/16/2005  Bank of America  BANA CRE     0    0.25
6877580537   2.25       2    2.25  12 MO LIBOR   7/20/2005  Bank of America  BANA CRE     0    0.25
6887397377   2.25       2    2.25  12 MO LIBOR   9/30/2005  Bank of America  BANA CRE     0    0.25
6892350460   2.25       2    2.25  12 MO LIBOR   9/30/2005  Bank of America  BANA CRE     0    0.25
6897882384   2.25       2    2.25  12 MO LIBOR  10/19/2005  Bank of America  BANA CRE     0    0.25
6912538441   2.25       2    2.25  12 MO LIBOR  10/12/2005  Bank of America  BANA CRE     0    0.25
6929920459   2.25       2    2.25  12 MO LIBOR   9/16/2005  Bank of America  BANA CRE     0    0.25
6941833573   2.25       2    2.25  12 MO LIBOR   9/23/2005  Bank of America  BANA CRE     0    0.25
6947730922   2.25       2    2.25  12 MO LIBOR   9/23/2005  Bank of America  BANA CRE     0    0.25
6948702144   2.25       2    2.25  12 MO LIBOR   3/21/2005  Bank of America  BANA CRE     0    0.25
6954339005   2.25       2    2.25  12 MO LIBOR   9/23/2005  Bank of America  BANA CRE     0    0.25
6962458409   2.25       2    2.25  12 MO LIBOR   9/13/2005  Bank of America  BANA CRE     0    0.25
6973838029   2.25       2    2.25  12 MO LIBOR   9/22/2005  Bank of America  BANA CRE     0    0.25
3302241843   2.25       2    2.25  12 MO LIBOR   6/20/2005  Bank of America  BANA CRE     0    0.25
6040985571   2.25       2    2.25  12 MO LIBOR   9/14/2005  Bank of America  BANA CRE     0    0.25
6118036893   2.25       2    2.25  12 MO LIBOR    7/7/2005  Bank of America  BANA CRE     0    0.25
6142705307   2.25       2    2.25  12 MO LIBOR   6/22/2005  Bank of America  BANA CRE     0    0.25
6181676898   2.25       2    2.25  12 MO LIBOR    7/1/2005  Bank of America  BANA CRE     0    0.25
6184187398   2.25       2    2.25  12 MO LIBOR   6/28/2005  Bank of America  BANA CRE     0    0.25
6240113255   2.25       2    2.25  12 MO LIBOR   7/14/2005  Bank of America  BANA CRE     0    0.25
6259841432   2.25       2    2.25  12 MO LIBOR   7/22/2005  Bank of America  BANA CRE     0    0.25
6323755576   2.25       2    2.25  12 MO LIBOR   8/11/2005  Bank of America  BANA CRE     0    0.25
6361518324   2.25       2    2.25  12 MO LIBOR   7/14/2005  Bank of America  BANA CRE     0    0.25
6395323006   2.25       2    2.25  12 MO LIBOR   8/19/2005  Bank of America  BANA CRE     0    0.25
6405672723   2.25       2    2.25  12 MO LIBOR   9/15/2005  Bank of America  BANA CRE     0    0.25
6708822983   2.25       2    2.25  12 MO LIBOR   8/11/2005  Bank of America  BANA CRE     0    0.25
6812740741   2.25       2    2.25  12 MO LIBOR   8/11/2005  Bank of America  BANA CRE     0    0.25
6814243322   2.25       2    2.25  12 MO LIBOR   8/18/2005  Bank of America  BANA CRE     0    0.25
6833585620   2.25       2    2.25  12 MO LIBOR    9/2/2005  Bank of America  BANA CRE     0    0.25
6983952000   2.25       2    2.25  12 MO LIBOR    9/1/2005  Bank of America  BANA CRE     0    0.25
6000797289   2.25       2    2.25  12 MO LIBOR   8/22/2005  Bank of America  BANA CRE     0    0.25
6003957484   2.25       2    2.25  12 MO LIBOR   9/23/2005  Bank of America  BANA CRE     0    0.25
6029155667   2.25       2    2.25  12 MO LIBOR   9/12/2005  Bank of America  BANA CRE     0    0.25
6042888690   2.25       2    2.25  12 MO LIBOR   8/24/2005  Bank of America  BANA CRE     0    0.25
6047986242   2.25       2    2.25  12 MO LIBOR    8/6/2004  Bank of America  BANA CRE     0    0.25
6049411918   2.25       2    2.25  12 MO LIBOR   8/30/2005  Bank of America  BANA CRE     0    0.25
6071580978   2.25       2    2.25  12 MO LIBOR   8/31/2005  Bank of America  BANA CRE     0    0.25
6111314370   2.25       2    2.25  12 MO LIBOR   8/30/2005  Bank of America  BANA CRE     0    0.25
6132220416   2.25       2    2.25  12 MO LIBOR    9/9/2005  Bank of America  BANA CRE     0    0.25
6144181176   2.25       2    2.25  12 MO LIBOR    9/2/2005  Bank of America  BANA CRE     0    0.25
6147145723   2.25       2    2.25  12 MO LIBOR   9/15/2005  Bank of America  BANA CRE     0    0.25
6179869455   2.25       2    2.25  12 MO LIBOR    9/9/2005  Bank of America  BANA CRE     0    0.25
6205555680   2.25       2    2.25  12 MO LIBOR   9/12/2005  Bank of America  BANA CRE     0    0.25
6213834051   2.25       2    2.25  12 MO LIBOR   8/25/2005  Bank of America  BANA CRE     0    0.25
6216191947   2.25       2    2.25  12 MO LIBOR   8/30/2005  Bank of America  BANA CRE     0    0.25
6218285713   2.25       2    2.25  12 MO LIBOR   8/12/2005  Bank of America  BANA CRE     0    0.25
6229806176   2.25       2    2.25  12 MO LIBOR   8/29/2005  Bank of America  BANA CRE     0    0.25
6242379086   2.25       2    2.25  12 MO LIBOR    8/4/2005  Bank of America  BANA CRE     0    0.25
6268044002   2.25       2    2.25  12 MO LIBOR   8/30/2005  Bank of America  BANA CRE     0    0.25
6279962895   2.25       2    2.25  12 MO LIBOR   8/16/2005  Bank of America  BANA CRE     0    0.25
6281364577   2.25       2    2.25  12 MO LIBOR    9/1/2005  Bank of America  BANA CRE     0    0.25
6291977574   2.25       2    2.25  12 MO LIBOR   8/13/2005  Bank of America  BANA CRE     0    0.25
6304759274   2.25       2    2.25  12 MO LIBOR    9/9/2005  Bank of America  BANA CRE     0    0.25
6309853742   2.25       2    2.25  12 MO LIBOR   7/22/2005  Bank of America  BANA CRE     0    0.25
6317027016   2.25       2    2.25  12 MO LIBOR   8/30/2005  Bank of America  BANA CRE     0    0.25
6317908868   2.25       2    2.25  12 MO LIBOR   8/19/2005  Bank of America  BANA CRE     0    0.25
6343463748   2.25       2    2.25  12 MO LIBOR    9/7/2005  Bank of America  BANA CRE     0    0.25
6349977204   2.25       2    2.25  12 MO LIBOR   8/31/2005  Bank of America  BANA CRE     0    0.25
6360546094   2.25       2    2.25  12 MO LIBOR   9/23/2005  Bank of America  BANA CRE     0    0.25
6376415359   2.25       2    2.25  12 MO LIBOR    9/9/2005  Bank of America  BANA CRE     0    0.25
6383964365   2.25       2    2.25  12 MO LIBOR   8/25/2005  Bank of America  BANA CRE     0    0.25
6403664524   2.25       2    2.25  12 MO LIBOR   8/25/2005  Bank of America  BANA CRE     0    0.25
6421469807   2.25       2    2.25  12 MO LIBOR   9/16/2005  Bank of America  BANA CRE     0    0.25
6447369973   2.25       2    2.25  12 MO LIBOR   8/26/2005  Bank of America  BANA CRE     0    0.25

LOANID      OCC        PROPTYPE     OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE
----------  ---------  -----------  -----  -------  -----  -----  ---------  --------  ---------

6476265530  Primary    Condominium    360      357     80  6.125  11/1/2005  2/1/2006  10/1/2035
6495947829  Secondary  Condominium    360      356     80  5.875  10/1/2005  1/1/2006   9/1/2035
6499408323  Primary    SFR            360      357     80  5.375  11/1/2005  1/1/2006  10/1/2035
6501014259  Primary    2-Family       360      356  68.75  5.875  10/1/2005  1/1/2006   9/1/2035
6508949564  Primary    Condominium    360      357     80  5.125  11/1/2005  1/1/2006  10/1/2035
6546825230  Primary    PUD            360      357     80  5.875  11/1/2005  1/1/2006  10/1/2035
6575990012  Primary    Condominium    360      356     80  5.625  10/1/2005  1/1/2006   9/1/2035
6576289406  Primary    SFR            360      356     80  5.375  10/1/2005  2/1/2006   9/1/2035
6592001819  Primary    2-Family       360      357     80  6.125  11/1/2005  1/1/2006  10/1/2035
6599570923  Primary    SFR            360      357     80  5.625  11/1/2005  1/1/2006  10/1/2035
6616178957  Primary    Condominium    360      357     80   5.75  11/1/2005  2/1/2006  10/1/2035
6623769012  Primary    SFR            360      357     80      6  11/1/2005  1/1/2006  10/1/2035
6625951204  Primary    SFR            360      357  79.99  5.375  11/1/2005  1/1/2006  10/1/2035
6660207934  Primary    SFR            360      356     80   5.75  10/1/2005  1/1/2006   9/1/2035
6675025230  Investor   SFR            360      357  64.68      7  11/1/2005  1/1/2006  10/1/2035
6736761211  Secondary  Condominium    360      356     70   5.75  10/1/2005  1/1/2006   9/1/2035
6738150652  Primary    SFR            360      356     80    5.5  10/1/2005  1/1/2006   9/1/2035
6739500178  Primary    Townhouse      360      357     80  5.625  11/1/2005  1/1/2006  10/1/2035
6744890630  Investor   Condominium    360      356     80  6.875  10/1/2005  1/1/2006   9/1/2035
6745684453  Secondary  Condominium    360      357   45.9   5.25  11/1/2005  1/1/2006  10/1/2035
6745971025  Primary    PUD            360      356  77.83  5.625  10/1/2005  1/1/2006   9/1/2035
6752121787  Primary    SFR            360      357     70  5.875  11/1/2005  1/1/2006  10/1/2035
6763456347  Primary    Condominium    360      356     80  3.875  10/1/2005  2/1/2006   9/1/2035
6764643364  Primary    Condominium    360      356     80  6.375  10/1/2005  1/1/2006   9/1/2035
6770693056  Secondary  SFR            360      356     80  4.625  10/1/2005  1/1/2006   9/1/2035
6806866031  Secondary  Condominium    360      356     75  6.125  10/1/2005  1/1/2006   9/1/2035
6819085652  Primary    SFR            360      356  79.98  5.625  10/1/2005  1/1/2006   9/1/2035
6823204307  Primary    PUD            360      357     80   5.25  11/1/2005  1/1/2006  10/1/2035
6831661266  Primary    Condominium    360      356     80  6.375  10/1/2005  1/1/2006   9/1/2035
6838800503  Secondary  SFR            360      355     75  6.375   9/1/2005  1/1/2006   8/1/2035
6843681252  Primary    Condominium    360      356     80  4.875  10/1/2005  1/1/2006   9/1/2035
6855197023  Primary    Condominium    360      356     80   5.75  10/1/2005  1/1/2006   9/1/2035
6871482367  Primary    SFR            360      356     80  5.375  10/1/2005  1/1/2006   9/1/2035
6880844656  Primary    SFR            360      357     80  6.125  11/1/2005  1/1/2006  10/1/2035
6881279597  Primary    PUD            360      357  86.57  6.375  11/1/2005  1/1/2006  10/1/2035
6881820408  Investor   SFR            360      356     80  6.125  10/1/2005  1/1/2006   9/1/2035
6889053127  Secondary  Condominium    360      356     80   6.75  10/1/2005  1/1/2006   9/1/2035
6891385566  Investor   SFR            360      356     80      7  10/1/2005  2/1/2006   9/1/2035
6894192936  Secondary  Condominium    360      356  68.38   5.75  10/1/2005  1/1/2006   9/1/2035
6898363905  Primary    SFR            360      356     80    5.5  10/1/2005  1/1/2006   9/1/2035
6912739197  Primary    SFR            360      356     80   6.75  10/1/2005  2/1/2006   9/1/2035
6920345722  Primary    Condominium    360      357     80  5.625  11/1/2005  2/1/2006  10/1/2035
6934175529  Secondary  Condominium    360      356   77.2  6.375  10/1/2005  1/1/2006   9/1/2035
6936974978  Primary    SFR            360      356     75  5.875  10/1/2005  1/1/2006   9/1/2035
6951260014  Primary    SFR            360      357     95   5.25  11/1/2005  1/1/2006  10/1/2035
6981430330  Primary    Condominium    360      357     80  5.875  11/1/2005  1/1/2006  10/1/2035
6742469635  Primary    SFR            360      355  68.97  5.625   9/1/2005  1/1/2006   8/1/2035
6793216901  Primary    SFR            360      343     80  5.625   9/1/2004  1/1/2006   8/1/2034
3301296038  Primary    SFR            360      350  88.35  5.125   4/1/2005  1/1/2006   3/1/2035
6166599438  Primary    PUD            360      349     90   5.25   3/1/2005  2/1/2006   2/1/2035
6523489398  Primary    Condominium    360      351     80   4.75   5/1/2005  1/1/2006   4/1/2035
 116213494  Primary    Condominium    360      359     95    7.5   1/1/2006  1/1/2006  12/1/2035
 116185667  Investor   PUD            360      359  79.98  7.375   1/1/2006  1/1/2006  12/1/2035
 116177458  Primary    Condominium    360      359  79.97      7   1/1/2006  1/1/2006  12/1/2035
 116177242  Primary    Condominium    360      359  79.96    6.5   1/1/2006  1/1/2006  12/1/2035
 116177154  Primary    PUD            360      359  79.99  8.375   1/1/2006  1/1/2006  12/1/2035
 116177058  Primary    PUD            360      359     80    7.5   1/1/2006  1/1/2006  12/1/2035
 116174314  Primary    Condominium    360      359     80  5.875   1/1/2006  1/1/2006  12/1/2035
 116173825  Investor   Condominium    360      358     80   6.25  12/1/2005  1/1/2006  11/1/2035
 116163080  Primary    PUD            360      359     80  6.375   1/1/2006  1/1/2006  12/1/2035
 116116882  Primary    SFR            360      359     80    6.5   1/1/2006  1/1/2006  12/1/2035
 116110009  Primary    SFR            360      359  62.36   6.75   1/1/2006  1/1/2006  12/1/2035
 116109769  Primary    SFR            360      359     80      6   1/1/2006  1/1/2006  12/1/2035
 116105097  Primary    4-Family       360      359     80  6.625   1/1/2006  1/1/2006  12/1/2035
 116104985  Primary    PUD            360      359     80  7.125   1/1/2006  1/1/2006  12/1/2035
 116104673  Primary    PUD            360      359     80  5.875   1/1/2006  1/1/2006  12/1/2035
 116104553  Investor   SFR            360      359     80  6.625   1/1/2006  1/1/2006  12/1/2035
 116104217  Primary    PUD            360      359     50  5.625   1/1/2006  1/1/2006  12/1/2035
 116102032  Secondary  PUD            360      359  68.86  6.375   1/1/2006  2/1/2006  12/1/2035

LOANID      PANDI     PTDATE     OBAL        COBAL       PURPOSE   DOC            OAPPVAL       FRTRDATE   CEILING
----------  --------  ---------  ----------  ----------  --------  -------------  ------------  ---------  -------

6476265530  2,916.54   1/1/2006  480,000.00  478,593.23  Purchase  Stated Income    600,000.00  10/1/2010   11.125
6495947829    844.25  12/1/2005  142,720.00  142,133.64  Purchase  Stated Income    179,000.00   9/1/2010   10.875
6499408323  1,917.08  12/1/2005  428,000.00  428,000.00  Purchase  Stated Income    540,000.00  10/1/2010   10.375
6501014259    976.04  12/1/2005  165,000.00  164,322.13  C/O Refi  Stated Income    240,000.00   9/1/2010   10.875
6508949564  1,332.50  12/1/2005  312,000.00  312,000.00  Purchase  Standard         390,000.00  10/1/2010   10.125
6546825230  2,820.00  12/1/2005  576,000.00  575,800.00  Purchase  Stated Income    720,000.00  10/1/2010   10.875
6575990012    898.03  12/1/2005  156,000.00  155,328.17  Purchase  Standard         195,000.00   9/1/2010   10.625
6576289406  1,128.75   1/1/2006  252,000.00  252,000.00  C/O Refi  Standard         315,000.00   9/1/2010   10.375
6592001819    656.22  12/1/2005  108,000.00  107,683.48  Purchase  Stated Income    142,000.00  10/1/2010   11.125
6599570923  1,165.13  12/1/2005  202,400.00  201,747.82  Purchase  Standard         253,000.00  10/1/2010   10.625
6616178957  1,801.67   1/1/2006  376,000.00  376,000.00  Purchase  Standard         470,000.00  10/1/2010    10.75
6623769012  1,073.92  12/1/2005  179,120.00  178,582.36  Purchase  Standard         224,000.00  10/1/2010       11
6625951204    572.89  12/1/2005  127,900.00  127,900.00  Purchase  Standard         160,000.00  10/1/2010   10.375
6660207934  2,357.50  12/1/2005  492,000.00  491,600.00  Purchase  Standard         615,000.00   9/1/2010    10.75
6675025230  1,011.26  12/1/2005  152,000.00  151,624.04  R/T Refi  Stated Income    235,000.00  10/1/2010       12
6736761211  1,006.25  12/1/2005  210,000.00  210,000.00  C/O Refi  Stated Income    300,000.00   9/1/2010    10.75
6738150652  3,116.67  12/1/2005  680,000.00  680,000.00  R/T Refi  Standard         850,000.00   9/1/2010     10.5
6739500178  1,387.50  12/1/2005  296,000.00  295,989.51  Purchase  Standard         370,000.00  10/1/2010   10.625
6744890630  6,306.52  12/1/2005  960,000.00  956,746.09  Purchase  Stated Income  1,290,000.00   9/1/2010   11.875
6745684453  2,008.13  12/1/2005  459,000.00  459,000.00  Purchase  Stated Income  1,025,000.00  10/1/2010    10.25
6745971025  1,276.88  12/1/2005  272,400.00  272,400.00  Purchase  Stated Income    350,000.00   9/1/2010   10.625
6752121787  2,141.93  12/1/2005  437,500.00  437,500.00  R/T Refi  Stated Income    625,000.00  10/1/2010   10.875
6763456347  1,259.07   1/1/2006  389,904.00  389,901.34  Purchase  Standard         487,500.00   9/1/2010    8.875
6764643364  1,721.89  12/1/2005  276,000.00  274,969.26  Purchase  Reduced          345,000.00   9/1/2010   11.375
6770693056       851  12/1/2005  220,800.00  220,800.00  Purchase  Standard         280,000.00   9/1/2010    9.625
6806866031    555.08  12/1/2005  108,750.00  108,750.00  Purchase  Stated Income    145,000.00   9/1/2010   11.125
6819085652    710.08  12/1/2005  123,350.00  122,818.76  Purchase  Reduced          158,000.00   9/1/2010   10.625
6823204307    728.95  12/1/2005  166,616.00  166,616.00  Purchase  Standard         220,000.00  10/1/2010    10.25
6831661266    864.34  12/1/2005  138,544.00  138,026.60  Purchase  Standard         175,000.00   9/1/2010   11.375
6838800503  1,809.04  12/1/2005  289,970.00  288,612.78  Purchase  Stated Income    407,000.00   8/1/2010   12.755
6843681252  2,924.68  12/1/2005  719,920.00  719,920.00  Purchase  Standard         900,000.00   9/1/2010    9.875
6855197023    881.67  12/1/2005  184,000.00  184,000.00  Purchase  Standard         230,000.00   9/1/2010    10.75
6871482367       788  12/1/2005  140,720.00  140,084.98  Purchase  Standard         177,000.00   9/1/2010   10.375
6880844656  1,842.28  12/1/2005  303,200.00  302,311.39  Purchase  Stated Income    379,000.00  10/1/2010   11.125
6881279597  3,618.45  12/1/2005  580,000.00  578,379.83  R/T Refi  Standard         670,000.00  10/1/2010   11.375
6881820408    962.46  12/1/2005  158,400.00  157,779.42  Purchase  Stated Income    199,000.00   9/1/2010   11.125
6889053127  1,686.36  12/1/2005  260,000.00  259,096.97  Purchase  Stated Income    325,000.00   9/1/2010    11.75
6891385566    851.59   1/1/2006  128,000.00  127,576.62  Purchase  Stated Income    160,000.00   9/1/2010       12
6894192936  1,916.67  12/1/2005  400,000.00  400,000.00  Purchase  Stated Income    585,000.00   9/1/2010    10.75
6898363905  2,566.67  12/1/2005  560,000.00  560,000.00  C/O Refi  Standard         700,000.00   9/1/2010     10.5
6912739197  1,893.91   1/1/2006  292,000.00  290,985.84  C/O Refi  Stated Income    365,000.00   9/1/2010    11.75
6920345722  2,077.85   1/1/2006  443,274.00  443,274.00  Purchase  Standard         554,093.00  10/1/2010   10.625
6934175529  1,907.19  12/1/2005  359,000.00  359,000.00  Purchase  Standard         472,000.00   9/1/2010   11.375
6936974978    962.73  12/1/2005  162,750.00  162,081.38  C/O Refi  Stated Income    217,000.00   9/1/2010   10.875
6951260014  2,334.45  12/1/2005  422,750.00  421,288.87  Purchase  Standard         445,000.00  10/1/2010    10.25
6981430330     822.5  12/1/2005  168,000.00  168,000.00  Purchase  Standard         210,000.00  10/1/2010   10.875
6742469635  2,343.75  12/1/2005  500,000.00  500,000.00  Purchase  Stated Income    725,000.00   8/1/2010   10.625
6793216901       900  12/1/2005  192,000.00  191,981.43  Purchase  Standard         240,000.00   8/1/2009   10.625
3301296038    654.24  12/1/2005  120,156.00  118,711.80  C/O Refi  Unknown          136,000.00   3/1/2010   10.125
6166599438  2,775.94   1/1/2006  634,500.00  634,500.00  R/T Refi  Unknown          705,000.00   2/1/2010    10.25
6523489398     792.2  12/1/2005  151,864.00  149,995.34  Purchase  Unknown          206,000.00   4/1/2010     9.75
 116213494  1,042.88   1/1/2006  149,150.00  149,039.31  Purchase  NINA             197,000.00  12/1/2010     12.5
 116185667  1,163.10   1/1/2006  168,400.00  168,271.86  Purchase  Full             211,000.00  12/1/2010   13.375
 116177458    825.71   1/1/2006  141,550.00  141,550.00  Purchase  Reduced          177,000.00  12/1/2010       13
 116177242    834.17   1/1/2006  154,000.00  154,000.00  Purchase  Reduced          200,000.00  12/1/2010     12.5
 116177154  1,933.24   1/1/2006  254,350.00  254,191.91  Purchase  Reduced          325,000.00  12/1/2010   13.375
 116177058  1,511.88   1/1/2006  241,900.00  241,900.00  Purchase  Reduced          303,000.00  12/1/2010     13.5
 116174314       987   1/1/2006  201,600.00  201,600.00  Purchase  Reduced          252,000.00  12/1/2010   11.875
 116173825    604.17  12/1/2005  116,000.00  116,000.00  Purchase  Reduced          147,000.00  11/1/2010    12.25
 116163080  1,793.50   1/1/2006  337,600.00  337,600.00  Purchase  Reduced          425,000.00  12/1/2010   11.375
 116116882    996.02   1/1/2006  183,880.00  183,880.00  Purchase  Reduced          240,000.00  12/1/2010     12.5
 116110009  3,093.75   1/1/2006  550,000.00  550,000.00  Purchase  Reduced          882,000.00  12/1/2010    11.75
 116109769  1,678.14   1/1/2006  335,628.00  335,628.00  Purchase  Reduced          440,000.00  12/1/2010       12
 116105097  1,347.08   1/1/2006  244,000.00  244,000.00  C/O Refi  Reduced          305,000.00  12/1/2010   12.625
 116104985  1,728.19   1/1/2006  291,063.00  291,063.00  Purchase  Reduced          365,000.00  12/1/2010   13.125
 116104673  1,548.34   1/1/2006  316,256.00  316,256.00  Purchase  Reduced          400,000.00  12/1/2010   11.875
 116104553  1,545.83   1/1/2006  280,000.00  280,000.00  Purchase  Reduced          370,000.00  12/1/2010   12.625
 116104217  2,734.37   1/1/2006  475,000.00  474,492.19  C/O Refi  Full             950,000.00  12/1/2010   11.625
 116102032    880.93   1/1/2006  165,831.00  165,831.00  Purchase  Full             250,000.00  12/1/2010   11.375

LOANID      FLOOR  CAPINT  MARGIN  INDEX        ODATE       ORIGINATOR       SERVICER  LPMI  SVCFEE
----------  -----  ------  ------  -----------  ----------  ---------------  --------  ----  ------

6476265530   2.25       2    2.25  12 MO LIBOR    9/8/2005  Bank of America  BANA CRE     0    0.25
6495947829   2.25       2    2.25  12 MO LIBOR   8/10/2005  Bank of America  BANA CRE     0    0.25
6499408323   2.25       2    2.25  12 MO LIBOR    9/1/2005  Bank of America  BANA CRE     0    0.25
6501014259   2.25       2    2.25  12 MO LIBOR   8/19/2005  Bank of America  BANA CRE     0    0.25
6508949564   2.25       2    2.25  12 MO LIBOR    9/1/2005  Bank of America  BANA CRE     0    0.25
6546825230   2.25       2    2.25  12 MO LIBOR   8/30/2005  Bank of America  BANA CRE     0    0.25
6575990012   2.25       2    2.25  12 MO LIBOR   8/19/2005  Bank of America  BANA CRE     0    0.25
6576289406   2.25       2    2.25  12 MO LIBOR   8/16/2005  Bank of America  BANA CRE     0    0.25
6592001819   2.25       2    2.25  12 MO LIBOR   9/13/2005  Bank of America  BANA CRE     0    0.25
6599570923   2.25       2    2.25  12 MO LIBOR   9/21/2005  Bank of America  BANA CRE     0    0.25
6616178957   2.25       2    2.25  12 MO LIBOR   9/12/2005  Bank of America  BANA CRE     0    0.25
6623769012   2.25       2    2.25  12 MO LIBOR   9/16/2005  Bank of America  BANA CRE     0    0.25
6625951204   2.25       2    2.25  12 MO LIBOR   9/21/2005  Bank of America  BANA CRE     0    0.25
6660207934   2.25       2    2.25  12 MO LIBOR   8/12/2005  Bank of America  BANA CRE     0    0.25
6675025230   2.25       2    2.25  12 MO LIBOR    9/6/2005  Bank of America  BANA CRE     0    0.25
6736761211   2.25       2    2.25  12 MO LIBOR   8/22/2005  Bank of America  BANA CRE     0    0.25
6738150652   2.25       2    2.25  12 MO LIBOR   8/26/2005  Bank of America  BANA CRE     0    0.25
6739500178   2.25       2    2.25  12 MO LIBOR    9/6/2005  Bank of America  BANA CRE     0    0.25
6744890630   2.25       2    2.25  12 MO LIBOR   8/29/2005  Bank of America  BANA CRE     0    0.25
6745684453   2.25       2    2.25  12 MO LIBOR    9/7/2005  Bank of America  BANA CRE     0    0.25
6745971025   2.25       2    2.25  12 MO LIBOR   8/18/2005  Bank of America  BANA CRE     0    0.25
6752121787   2.25       2    2.25  12 MO LIBOR    9/1/2005  Bank of America  BANA CRE     0    0.25
6763456347   2.25       2    2.25  12 MO LIBOR   8/16/2005  Bank of America  BANA CRE     0    0.25
6764643364   2.25       2    2.25  12 MO LIBOR   8/25/2005  Bank of America  BANA CRE     0    0.25
6770693056   2.25       2    2.25  12 MO LIBOR   8/25/2005  Bank of America  BANA CRE     0    0.25
6806866031   2.25       2    2.25  12 MO LIBOR    9/9/2005  Bank of America  BANA CRE     0    0.25
6819085652   2.25       2    2.25  12 MO LIBOR   8/26/2005  Bank of America  BANA CRE     0    0.25
6823204307   2.25       2    2.25  12 MO LIBOR    9/9/2005  Bank of America  BANA CRE     0    0.25
6831661266   2.25       2    2.25  12 MO LIBOR   8/15/2005  Bank of America  BANA CRE     0    0.25
6838800503   2.25       2    2.25  12 MO LIBOR  10/25/2004  Bank of America  BANA CRE     0    0.25
6843681252   2.25       2    2.25  12 MO LIBOR   8/24/2005  Bank of America  BANA CRE     0    0.25
6855197023   2.25       2    2.25  12 MO LIBOR   8/10/2005  Bank of America  BANA CRE     0    0.25
6871482367   2.25       2    2.25  12 MO LIBOR   8/18/2005  Bank of America  BANA CRE     0    0.25
6880844656   2.25       2    2.25  12 MO LIBOR   9/13/2005  Bank of America  BANA CRE     0    0.25
6881279597   2.25       2    2.25  12 MO LIBOR   8/29/2005  Bank of America  BANA CRE     0    0.25
6881820408   2.25       2    2.25  12 MO LIBOR   8/24/2005  Bank of America  BANA CRE     0    0.25
6889053127   2.25       2    2.25  12 MO LIBOR   8/17/2005  Bank of America  BANA CRE     0    0.25
6891385566   2.25       2    2.25  12 MO LIBOR   8/29/2005  Bank of America  BANA CRE     0    0.25
6894192936   2.25       2    2.25  12 MO LIBOR   8/24/2005  Bank of America  BANA CRE     0    0.25
6898363905   2.25       2    2.25  12 MO LIBOR   8/31/2005  Bank of America  BANA CRE     0    0.25
6912739197   2.25       2    2.25  12 MO LIBOR   8/22/2005  Bank of America  BANA CRE     0    0.25
6920345722   2.25       2    2.25  12 MO LIBOR   9/15/2005  Bank of America  BANA CRE     0    0.25
6934175529   2.25       2    2.25  12 MO LIBOR   8/23/2005  Bank of America  BANA CRE     0    0.25
6936974978   2.25       2    2.25  12 MO LIBOR   8/25/2005  Bank of America  BANA CRE     0    0.25
6951260014   2.25       2    2.25  12 MO LIBOR    9/8/2005  Bank of America  BANA CRE     0    0.25
6981430330   2.25       2    2.25  12 MO LIBOR   9/20/2005  Bank of America  BANA CRE     0    0.25
6742469635   2.25       2    2.25  12 MO LIBOR   7/21/2005  Bank of America  BANA CRE     0    0.25
6793216901   2.25       2    2.25  12 MO LIBOR    7/9/2004  Bank of America  BANA CRE     0    0.25
3301296038   2.25       2    2.25  12 MO LIBOR    2/5/2005  Bank of America  BANA CRE     0    0.25
6166599438   2.25       2    2.25  12 MO LIBOR   1/10/2005  Bank of America  BANA CRE     0    0.25
6523489398   2.25       2    2.25  12 MO LIBOR   3/15/2005  Bank of America  BANA CRE     0    0.25
 116213494      4       1       4  6 MO LIBOR   11/22/2005  CWHL             CWHL         0    0.25
 116185667   2.25       2    2.25  6 MO LIBOR   11/18/2005  CWHL             CWHL         0    0.25
 116177458  2.875       2   2.875  6 MO LIBOR   11/17/2005  CWHL             CWHL         0    0.25
 116177242      4       2       4  6 MO LIBOR   11/21/2005  CWHL             CWHL         0    0.25
 116177154   2.75       1    2.75  6 MO LIBOR   11/17/2005  CWHL             CWHL         0    0.25
 116177058  3.375       2   3.375  6 MO LIBOR    11/4/2005  CWHL             CWHL         0    0.25
 116174314   2.25       2    2.25  6 MO LIBOR    11/8/2005  CWHL             CWHL         0    0.25
 116173825   2.25       2    2.25  6 MO LIBOR   10/19/2005  CWHL             CWHL         0    0.25
 116163080   2.25       1    2.25  6 MO LIBOR   11/18/2005  CWHL             CWHL         0    0.25
 116116882   2.25       2    2.25  6 MO LIBOR    11/3/2005  CWHL             CWHL         0    0.25
 116110009    3.5       1     3.5  6 MO LIBOR   11/15/2005  CWHL             CWHL         0    0.25
 116109769   2.25       2    2.25  6 MO LIBOR    11/9/2005  CWHL             CWHL         0    0.25
 116105097   2.25       2    2.25  6 MO LIBOR    11/9/2005  CWHL             CWHL         0    0.25
 116104985   2.25       2    2.25  6 MO LIBOR   11/14/2005  CWHL             CWHL         0    0.25
 116104673   2.25       2    2.25  6 MO LIBOR   11/10/2005  CWHL             CWHL         0    0.25
 116104553   2.75       2    2.75  6 MO LIBOR    11/3/2005  CWHL             CWHL         0    0.25
 116104217   3.25       2    3.25  6 MO LIBOR   11/16/2005  CWHL             CWHL         0    0.25
 116102032  3.875       1   3.875  6 MO LIBOR   11/18/2005  CWHL             CWHL         0    0.25

LOANID     OCC        PROPTYPE     OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE
---------  ---------  -----------  -----  -------  -----  -----  ---------  --------  ---------

116099760  Primary    SFR            360      359     70      6   1/1/2006  1/1/2006  12/1/2035
116099056  Secondary  PUD            360      359  79.98   6.75   1/1/2006  1/1/2006  12/1/2035
116099016  Primary    SFR            360      358     80  6.875  12/1/2005  1/1/2006  11/1/2035
116098952  Secondary  PUD            360      359  79.98  7.125   1/1/2006  1/1/2006  12/1/2035
116098752  Primary    SFR            360      359     80  6.125   1/1/2006  1/1/2006  12/1/2035
116098000  Primary    SFR            360      359     80      6   1/1/2006  1/1/2006  12/1/2035
116088623  Primary    PUD            360      359     80      7   1/1/2006  1/1/2006  12/1/2035
116087927  Investor   SFR            360      359  78.92  6.625   1/1/2006  1/1/2006  12/1/2035
116087559  Primary    PUD            360      359     80  7.875   1/1/2006  1/1/2006  12/1/2035
116085038  Primary    SFR            360      359     70  7.125   1/1/2006  2/1/2006  12/1/2035
116084598  Secondary  SFR            360      359     80      7   1/1/2006  2/1/2006  12/1/2035
116084366  Primary    SFR            360      359     80  6.375   1/1/2006  1/1/2006  12/1/2035
116084182  Primary    Condominium    360      359     80  6.125   1/1/2006  2/1/2006  12/1/2035
116063108  Primary    SFR            360      359  77.14    5.5   1/1/2006  1/1/2006  12/1/2035
116057923  Investor   SFR            360      359     75  6.375   1/1/2006  2/1/2006  12/1/2035
116055859  Primary    SFR            360      359     75  6.375   1/1/2006  2/1/2006  12/1/2035
116055331  Primary    PUD            360      359  79.98   7.25   1/1/2006  1/1/2006  12/1/2035
116055195  Secondary  Condominium    360      359  79.97   7.25   1/1/2006  2/1/2006  12/1/2035
116055003  Investor   SFR            360      359     75  7.375   1/1/2006  1/1/2006  12/1/2035
116054907  Primary    Condominium    360      359  79.99   6.75   1/1/2006  1/1/2006  12/1/2035
116054763  Investor   Condominium    360      359  79.95   6.75   1/1/2006  2/1/2006  12/1/2035
116054595  Primary    Condominium    360      359  79.99    6.5   1/1/2006  1/1/2006  12/1/2035
116054442  Primary    PUD            360      359     80  6.875   1/1/2006  1/1/2006  12/1/2035
116014694  Primary    SFR            360      359     80    6.5   1/1/2006  1/1/2006  12/1/2035
116014413  Primary    SFR            360      358  74.92   6.25  12/1/2005  1/1/2006  11/1/2035
115986114  Investor   Condominium    360      359  89.99   7.25   1/1/2006  1/1/2006  12/1/2035
115962591  Investor   SFR            360      359     65  6.125   1/1/2006  1/1/2006  12/1/2035
115952222  Secondary  SFR            360      359     80  6.375   1/1/2006  1/1/2006  12/1/2035
115952030  Investor   2-Family       360      359     65   6.25   1/1/2006  1/1/2006  12/1/2035
115951782  Primary    SFR            360      359     80  6.125   1/1/2006  1/1/2006  12/1/2035
115922914  Primary    PUD            360      359     80    6.5   1/1/2006  1/1/2006  12/1/2035
115922778  Secondary  PUD            360      359     80   7.25   1/1/2006  1/1/2006  12/1/2035
115906464  Investor   SFR            360      359  52.54      6   1/1/2006  2/1/2006  12/1/2035
115906112  Primary    SFR            360      357     80   5.75  11/1/2005  2/1/2006  10/1/2035
115905904  Primary    PUD            360      359  79.99   6.25   1/1/2006  1/1/2006  12/1/2035
115905816  Investor   SFR            360      358  73.94   6.75  12/1/2005  1/1/2006  11/1/2035
115901999  Primary    PUD            360      359  79.98  6.625   1/1/2006  1/1/2006  12/1/2035
115899479  Primary    Condominium    360      359     80   6.75   1/1/2006  1/1/2006  12/1/2035
115898071  Primary    SFR            360      359     80   6.75   1/1/2006  1/1/2006  12/1/2035
115897759  Primary    SFR            360      359  76.19   6.75   1/1/2006  1/1/2006  12/1/2035
115895359  Primary    SFR            360      359  74.29   5.75   1/1/2006  2/1/2006  12/1/2035
115895311  Primary    SFR            360      359     80  6.375   1/1/2006  1/1/2006  12/1/2035
115890974  Primary    PUD            360      359     90      6   1/1/2006  1/1/2006  12/1/2035
115884597  Investor   Condominium    360      359     80   7.25   1/1/2006  1/1/2006  12/1/2035
115884477  Primary    PUD            360      359     80    7.5   1/1/2006  1/1/2006  12/1/2035
115884365  Primary    SFR            360      359     80   6.25   1/1/2006  1/1/2006  12/1/2035
115884229  Primary    PUD            360      359  79.99  7.375   1/1/2006  1/1/2006  12/1/2035
115882597  Primary    SFR            360      359     80    6.5   1/1/2006  2/1/2006  12/1/2035
115882165  Investor   SFR            360      359     80   6.75   1/1/2006  1/1/2006  12/1/2035
115876572  Primary    SFR            360      358     80   6.25  12/1/2005  1/1/2006  11/1/2035
115876452  Investor   2-Family       360      358     80      7  12/1/2005  1/1/2006  11/1/2035
115876268  Primary    SFR            360      359  43.48  5.875   1/1/2006  1/1/2006  12/1/2035
115873716  Primary    PUD            360      359   78.9   6.25   1/1/2006  2/1/2006  12/1/2035
115872932  Primary    SFR            360      359     80  5.875   1/1/2006  2/1/2006  12/1/2035
115868307  Primary    PUD            360      359     80  6.375   1/1/2006  2/1/2006  12/1/2035
115863491  Investor   SFR            360      359  74.98   6.25   1/1/2006  1/1/2006  12/1/2035
115863227  Investor   Condominium    360      358     80  6.625  12/1/2005  1/1/2006  11/1/2035
115845568  Primary    SFR            360      359     80    6.5   1/1/2006  1/1/2006  12/1/2035
115843952  Primary    PUD            360      359  79.99      7   1/1/2006  1/1/2006  12/1/2035
115843872  Investor   SFR            360      359     80   6.75   1/1/2006  1/1/2006  12/1/2035
115843776  Primary    PUD            360      359     80   6.75   1/1/2006  1/1/2006  12/1/2035
115843656  Secondary  SFR            360      359   56.6  6.375   1/1/2006  1/1/2006  12/1/2035
115843528  Primary    PUD            360      359     80  6.125   1/1/2006  2/1/2006  12/1/2035
115843392  Primary    PUD            360      359  74.31      7   1/1/2006  1/1/2006  12/1/2035
115843256  Primary    PUD            360      359     80    6.5   1/1/2006  1/1/2006  12/1/2035
115843192  Investor   4-Family       360      359     80  7.375   1/1/2006  2/1/2006  12/1/2035
115843096  Primary    PUD            360      359  79.99   7.25   1/1/2006  1/1/2006  12/1/2035
115839920  Primary    Condominium    360      359     80   6.75   1/1/2006  1/1/2006  12/1/2035
115839888  Primary    PUD            360      359  71.85  5.875   1/1/2006  2/1/2006  12/1/2035

LOANID     PANDI     PTDATE     OBAL        COBAL       PURPOSE   DOC      OAPPVAL       FRTRDATE   CEILING
---------  --------  ---------  ----------  ----------  --------  -------  ------------  ---------  -------

116099760    658.91   1/1/2006  109,900.00  109,790.59  C/O Refi  Reduced    157,000.00  12/1/2010       12
116099056    681.19   1/1/2006  121,100.00  121,100.00  Purchase  Reduced    151,500.00  12/1/2010    12.75
116099016  1,489.58  12/1/2005  260,000.00  260,000.00  Purchase  Reduced    325,000.00  11/1/2010   11.875
116098952    887.95   1/1/2006  149,550.00  149,550.00  Purchase  Reduced    187,000.00  12/1/2010   13.125
116098752  2,058.00   1/1/2006  403,200.00  403,200.00  Purchase  Reduced    515,000.00  12/1/2010   12.125
116098000  2,078.05   1/1/2006  415,610.00  415,610.00  Purchase  Full       533,000.00  12/1/2010       12
116088623  1,665.13   1/1/2006  285,450.00  285,450.00  Purchase  NINA       362,000.00  12/1/2010       12
116087927  1,595.52   1/1/2006  289,000.00  289,000.00  R/T Refi  Reduced    366,200.00  12/1/2010   12.625
116087559  3,015.47   1/1/2006  459,500.00  459,500.00  Purchase  Reduced    590,000.00  12/1/2010   12.875
116085038     589.5   1/1/2006   87,500.00   87,430.03  C/O Refi  Full       125,000.00  12/1/2010   13.125
116084598    828.33   1/1/2006  142,000.00  142,000.00  Purchase  NINA       200,000.00  12/1/2010       13
116084366  1,871.61   1/1/2006  300,000.00  299,722.14  Purchase  Reduced    375,000.00  12/1/2010   12.375
116084182  1,555.48   1/1/2006  256,000.00  255,651.19  R/T Refi  Full       320,000.00  12/1/2010   12.125
116063108  2,042.06   1/1/2006  359,650.00  359,256.34  Purchase  Reduced    485,000.00  12/1/2010     11.5
116057923    617.58   1/1/2006  116,250.00  116,250.00  Purchase  Full       158,000.00  12/1/2010   12.375
116055859  1,593.75   1/1/2006  300,000.00  300,000.00  C/O Refi  Reduced    400,000.00  12/1/2010   12.375
116055331  1,900.21   1/1/2006  278,550.00  278,332.70  Purchase  Reduced    348,500.00  12/1/2010    13.25
116055195    468.09   1/1/2006   77,500.00   77,476.59  Purchase  Reduced     97,000.00  12/1/2010    12.25
116055003  1,191.41   1/1/2006  172,500.00  172,368.75  C/O Refi  NINA       230,000.00  12/1/2010   13.375
116054907  1,011.16   1/1/2006  155,900.00  155,765.78  Purchase  Reduced    197,000.00  12/1/2010    12.75
116054763       630   1/1/2006  112,000.00  112,000.00  Purchase  Reduced    142,000.00  12/1/2010    11.75
116054595  1,141.02   1/1/2006  210,650.00  210,650.00  Purchase  Reduced    275,000.00  12/1/2010     11.5
116054442  1,145.83   1/1/2006  200,000.00  200,000.00  Purchase  Reduced    250,000.00  12/1/2010   11.875
116014694  2,795.00   1/1/2006  516,000.00  516,000.00  R/T Refi  Full       645,000.00  12/1/2010     12.5
116014413  1,872.92  12/1/2005  359,600.00  359,600.00  R/T Refi  Reduced    480,000.00  11/1/2010    12.25
115986114    744.33   1/1/2006  123,200.00  123,200.00  Purchase  Full       139,000.00  12/1/2010    13.25
115962591    995.31   1/1/2006  195,000.00  195,000.00  Purchase  NINA       300,000.00  12/1/2010   12.125
115952222    994.08   1/1/2006  187,120.00  187,120.00  Purchase  Reduced    235,000.00  12/1/2010   12.375
115952030  1,015.63   1/1/2006  195,000.00  195,000.00  C/O Refi  Reduced    300,000.00  12/1/2010    12.25
115951782    651.36   1/1/2006  107,200.00  107,095.81  Purchase  Full       158,000.00  12/1/2010   12.125
115922914  5,091.67   1/1/2006  940,000.00  940,000.00  Purchase  Reduced  1,175,000.00  12/1/2010     12.5
115922778  2,629.94   1/1/2006  435,300.00  435,300.00  Purchase  Reduced    546,000.00  12/1/2010    12.25
115906464       775   1/1/2006  155,000.00  155,000.00  C/O Refi  Reduced    295,000.00  12/1/2010       12
115906112  1,701.28   1/1/2006  355,050.00  355,050.00  Purchase  Full       450,000.00  10/1/2010    11.75
115905904  2,920.31   1/1/2006  560,700.00  560,700.00  Purchase  Reduced    702,300.00  12/1/2010    12.25
115905816  1,771.88  12/1/2005  315,000.00  315,000.00  C/O Refi  SISA       426,000.00  11/1/2010    12.75
115901999  1,772.74   1/1/2006  321,100.00  321,100.00  Purchase  Reduced    405,000.00  12/1/2010   12.625
115899479     913.5   1/1/2006  162,400.00  162,400.00  Purchase  Reduced    204,000.00  12/1/2010    11.75
115898071  1,462.50   1/1/2006  260,000.00  260,000.00  C/O Refi  Reduced    325,000.00  12/1/2010    12.75
115897759  2,250.00   1/1/2006  400,000.00  400,000.00  Purchase  Full       525,000.00  12/1/2010    12.75
115895359  3,793.22   1/1/2006  650,000.00  649,321.36  C/O Refi  Full       875,000.00  12/1/2010    11.75
115895311  1,211.25   1/1/2006  228,000.00  228,000.00  C/O Refi  Reduced    285,000.00  12/1/2010   12.375
115890974  2,499.56   1/1/2006  499,911.00  499,911.00  Purchase  Reduced    558,000.00  12/1/2010       12
115884597    656.13   1/1/2006  108,600.00  108,600.00  Purchase  Reduced    135,750.00  12/1/2010    12.25
115884477  1,375.00   1/1/2006  220,000.00  220,000.00  Purchase  NINA       275,000.00  12/1/2010     12.5
115884365  1,031.25   1/1/2006  198,000.00  198,000.00  Purchase  Full       251,000.00  12/1/2010    12.25
115884229  1,434.44   1/1/2006  233,400.00  233,400.00  Purchase  Reduced    304,000.00  12/1/2010   12.375
115882597  1,295.67   1/1/2006  239,200.00  239,200.00  Purchase  Full       305,000.00  12/1/2010     12.5
115882165  1,201.50   1/1/2006  213,600.00  213,600.00  Purchase  Reduced    269,000.00  12/1/2010    12.75
115876572  1,604.17  12/1/2005  308,000.00  308,000.00  Purchase  SISA       405,000.00  11/1/2010    12.25
115876452  1,166.67  12/1/2005  200,000.00  200,000.00  C/O Refi  Full       250,000.00  11/1/2010       13
115876268    979.17   1/1/2006  200,000.00  200,000.00  C/O Refi  NINA       460,000.00  12/1/2010   11.875
115873716    895.83   1/1/2006  172,000.00  172,000.00  C/O Refi  Full       218,000.00  12/1/2010    12.25
115872932  1,258.79   1/1/2006  212,800.00  212,583.04  Purchase  Reduced    266,000.00  12/1/2010   11.875
115868307  1,422.43   1/1/2006  228,000.00  227,788.82  Purchase  Full       354,000.00  12/1/2010   12.375
115863491    886.46   1/1/2006  170,200.00  170,200.00  Purchase  Full       227,500.00  12/1/2010    12.25
115863227    607.29  12/1/2005  110,000.00  110,000.00  Purchase  Reduced    143,000.00  11/1/2010   12.625
115845568    823.33   1/1/2006  152,000.00  152,000.00  Purchase  Full       190,000.00  12/1/2010     12.5
115843952  1,054.08   1/1/2006  180,700.00  180,700.00  Purchase  NINA       228,000.00  12/1/2010       12
115843872  1,035.00   1/1/2006  184,000.00  184,000.00  Purchase  Full       230,000.00  12/1/2010    12.75
115843776  2,188.97   1/1/2006  389,150.00  389,150.00  Purchase  Reduced    500,000.00  12/1/2010    11.75
115843656  3,532.81   1/1/2006  665,000.00  665,000.00  C/O Refi  Reduced  1,175,000.00  12/1/2010   12.375
115843528  1,143.33   1/1/2006  224,000.00  223,942.83  Purchase  Full       285,000.00  12/1/2010   12.125
115843392  4,230.63   1/1/2006  725,250.00  725,250.00  C/O Refi  Reduced    976,000.00  12/1/2010       13
115843256  3,124.60   1/1/2006  576,850.00  576,850.00  Purchase  Reduced    728,000.00  12/1/2010     12.5
115843192  2,065.00   1/1/2006  336,000.00  336,000.00  Purchase  Full       420,000.00  12/1/2010   12.375
115843096  1,681.09   1/1/2006  278,250.00  278,250.00  Purchase  NINA       364,000.00  12/1/2010    13.25
115839920     409.5   1/1/2006   72,800.00   72,800.00  Purchase  Full        91,000.00  12/1/2010    12.75
115839888  2,374.48   1/1/2006  485,000.00  485,000.00  R/T Refi  Reduced    675,000.00  12/1/2010   11.875

LOANID     FLOOR  CAPINT  MARGIN  INDEX       ODATE       ORIGINATOR  SERVICER  LPMI  SVCFEE
---------  -----  ------  ------  ----------  ----------  ----------  --------  ----  ------

116099760   2.25       2    2.25  6 MO LIBOR   11/4/2005  CWHL        CWHL         0    0.25
116099056   2.25       2    2.25  6 MO LIBOR  11/17/2005  CWHL        CWHL         0    0.25
116099016   2.75       1    2.75  6 MO LIBOR  10/27/2005  CWHL        CWHL         0    0.25
116098952   2.25       2    2.25  6 MO LIBOR   11/9/2005  CWHL        CWHL         0    0.25
116098752   2.25       2    2.25  6 MO LIBOR   11/3/2005  CWHL        CWHL         0    0.25
116098000   2.25       2    2.25  6 MO LIBOR   11/7/2005  CWHL        CWHL         0    0.25
116088623   2.75       1    2.75  6 MO LIBOR  11/10/2005  CWHL        CWHL         0    0.25
116087927   2.25       2    2.25  6 MO LIBOR   11/7/2005  CWHL        CWHL         0    0.25
116087559   2.25       1    2.25  6 MO LIBOR  11/10/2005  CWHL        CWHL         0    0.25
116085038   2.25       2    2.25  6 MO LIBOR   11/8/2005  CWHL        CWHL         0    0.25
116084598   2.75       2    2.75  6 MO LIBOR  11/14/2005  CWHL        CWHL         0    0.25
116084366   2.25       2    2.25  6 MO LIBOR  11/16/2005  CWHL        CWHL         0    0.25
116084182   2.25       2    2.25  6 MO LIBOR   11/8/2005  CWHL        CWHL         0    0.25
116063108   3.25       2    3.25  6 MO LIBOR   11/2/2005  CWHL        CWHL         0    0.25
116057923   2.25       2    2.25  6 MO LIBOR   11/8/2005  CWHL        CWHL         0    0.25
116055859   2.25       2    2.25  6 MO LIBOR  11/16/2005  CWHL        CWHL         0    0.25
116055331   3.75       2    3.75  6 MO LIBOR  11/14/2005  CWHL        CWHL         0    0.25
116055195   2.25       1    2.25  6 MO LIBOR  11/17/2005  CWHL        CWHL         0    0.25
116055003   4.25       2    4.25  6 MO LIBOR  11/10/2005  CWHL        CWHL         0    0.25
116054907   4.25       2    4.25  6 MO LIBOR   11/3/2005  CWHL        CWHL         0    0.25
116054763   2.25       1    2.25  6 MO LIBOR  11/15/2005  CWHL        CWHL         0    0.25
116054595   2.25       1    2.25  6 MO LIBOR   11/3/2005  CWHL        CWHL         0    0.25
116054442   2.25       1    2.25  6 MO LIBOR  11/21/2005  CWHL        CWHL         0    0.25
116014694   2.25       2    2.25  6 MO LIBOR   11/2/2005  CWHL        CWHL         0    0.25
116014413   2.25       2    2.25  6 MO LIBOR  10/27/2005  CWHL        CWHL         0    0.25
115986114   2.25       2    2.25  6 MO LIBOR   11/4/2005  CWHL        CWHL         0    0.25
115962591   2.75       2    2.75  6 MO LIBOR   11/1/2005  CWHL        CWHL         0    0.25
115952222   2.25       2    2.25  6 MO LIBOR   11/1/2005  CWHL        CWHL         0    0.25
115952030   2.25       2    2.25  6 MO LIBOR   11/8/2005  CWHL        CWHL         0    0.25
115951782   2.25       2    2.25  6 MO LIBOR   11/4/2005  CWHL        CWHL         0    0.25
115922914      4       2       4  6 MO LIBOR   11/4/2005  CWHL        CWHL         0    0.25
115922778   2.75       1    2.75  6 MO LIBOR   11/1/2005  CWHL        CWHL         0    0.25
115906464   2.25       2    2.25  6 MO LIBOR  11/15/2005  CWHL        CWHL         0    0.25
115906112   2.25       2    2.25  6 MO LIBOR   9/28/2005  CWHL        CWHL         0    0.25
115905904   2.25       2    2.25  6 MO LIBOR   11/1/2005  CWHL        CWHL         0    0.25
115905816   2.25       2    2.25  6 MO LIBOR  10/28/2005  CWHL        CWHL         0    0.25
115901999  3.125       2   3.125  6 MO LIBOR   11/9/2005  CWHL        CWHL         0    0.25
115899479   2.25       1    2.25  6 MO LIBOR   11/2/2005  CWHL        CWHL         0    0.25
115898071   2.25       2    2.25  6 MO LIBOR   11/1/2005  CWHL        CWHL         0    0.25
115897759   2.25       2    2.25  6 MO LIBOR   11/7/2005  CWHL        CWHL         0    0.25
115895359   2.25       2    2.25  6 MO LIBOR   11/2/2005  CWHL        CWHL         0    0.25
115895311   2.25       2    2.25  6 MO LIBOR   11/7/2005  CWHL        CWHL         0    0.25
115890974   2.25       2    2.25  6 MO LIBOR  11/18/2005  CWHL        CWHL         0    0.25
115884597   2.25       1    2.25  6 MO LIBOR   11/7/2005  CWHL        CWHL         0    0.25
115884477   2.75       1    2.75  6 MO LIBOR   11/7/2005  CWHL        CWHL         0    0.25
115884365   2.75       2    2.75  6 MO LIBOR   11/9/2005  CWHL        CWHL         0    0.25
115884229   2.25       1    2.25  6 MO LIBOR   11/9/2005  CWHL        CWHL         0    0.25
115882597   2.25       2    2.25  6 MO LIBOR  11/14/2005  CWHL        CWHL         0    0.25
115882165   2.25       2    2.25  6 MO LIBOR  11/10/2005  CWHL        CWHL         0    0.25
115876572   2.25       2    2.25  6 MO LIBOR  10/28/2005  CWHL        CWHL         0    0.25
115876452   2.25       2    2.25  6 MO LIBOR  10/26/2005  CWHL        CWHL         0    0.25
115876268   2.25       2    2.25  6 MO LIBOR  11/11/2005  CWHL        CWHL         0    0.25
115873716   2.25       2    2.25  6 MO LIBOR  10/31/2005  CWHL        CWHL         0    0.25
115872932   2.25       2    2.25  6 MO LIBOR   11/3/2005  CWHL        CWHL         0    0.25
115868307  3.875       2   3.875  6 MO LIBOR  11/14/2005  CWHL        CWHL         0    0.25
115863491   2.25       2    2.25  6 MO LIBOR   11/1/2005  CWHL        CWHL         0    0.25
115863227   2.25       2    2.25  6 MO LIBOR   11/1/2005  CWHL        CWHL         0    0.25
115845568   2.25       2    2.25  6 MO LIBOR  11/28/2005  CWHL        CWHL         0    0.25
115843952   2.75       1    2.75  6 MO LIBOR   11/3/2005  CWHL        CWHL         0    0.25
115843872      5       2       5  6 MO LIBOR   9/14/2005  CWHL        CWHL         0    0.25
115843776   2.25       1    2.25  6 MO LIBOR   11/9/2005  CWHL        CWHL         0    0.25
115843656  2.875       2   2.875  6 MO LIBOR   11/5/2005  CWHL        CWHL         0    0.25
115843528  3.625       2   3.625  6 MO LIBOR   11/8/2005  CWHL        CWHL         0    0.25
115843392   2.25       2    2.25  6 MO LIBOR  11/10/2005  CWHL        CWHL         0    0.25
115843256  2.375       2   2.375  6 MO LIBOR   11/4/2005  CWHL        CWHL         0    0.25
115843192   2.25       1    2.25  6 MO LIBOR  11/10/2005  CWHL        CWHL         0    0.25
115843096  3.125       2   3.125  6 MO LIBOR   11/8/2005  CWHL        CWHL         0    0.25
115839920   2.25       2    2.25  6 MO LIBOR  10/31/2005  CWHL        CWHL         0    0.25
115839888   2.25       2    2.25  6 MO LIBOR   11/3/2005  CWHL        CWHL         0    0.25

LOANID     OCC        PROPTYPE     OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE
---------  ---------  -----------  -----  -------  -----  -----  ---------  --------  ---------

115839824  Primary    SFR            360      359   67.2   6.25   1/1/2006  2/1/2006  12/1/2035
115837551  Investor   PUD            360      359     80  6.875   1/1/2006  1/1/2006  12/1/2035
115832319  Primary    SFR            360      359     80   6.75   1/1/2006  1/1/2006  12/1/2035
115832143  Primary    Condominium    360      359  79.93   7.25   1/1/2006  1/1/2006  12/1/2035
115832135  Investor   Condominium    360      358     85    6.5  12/1/2005  1/1/2006  11/1/2035
115832079  Primary    SFR            360      358  65.33      6  12/1/2005  1/1/2006  11/1/2035
115829878  Primary    PUD            360      359     80    7.5   1/1/2006  1/1/2006  12/1/2035
115829582  Investor   PUD            360      359     80   7.25   1/1/2006  1/1/2006  12/1/2035
115825038  Primary    SFR            360      360     80      6   2/1/2006  2/1/2006   1/1/2036
115823478  Primary    PUD            360      358  76.92   6.25  12/1/2005  1/1/2006  11/1/2035
115823238  Primary    PUD            360      358     80   5.75  12/1/2005  1/1/2006  11/1/2035
115823086  Investor   SFR            360      358     75  6.375  12/1/2005  1/1/2006  11/1/2035
115823006  Investor   PUD            360      358     80  6.625  12/1/2005  2/1/2006  11/1/2035
115822893  Primary    PUD            360      359  74.03    6.5   1/1/2006  1/1/2006  12/1/2035
115822821  Secondary  PUD            360      359     80  6.875   1/1/2006  2/1/2006  12/1/2035
115822589  Secondary  Condominium    360      359     70   6.25   1/1/2006  2/1/2006  12/1/2035
115822149  Investor   4-Family       360      358     80   7.75  12/1/2005  1/1/2006  11/1/2035
115821677  Primary    SFR            360      359     80    6.5   1/1/2006  2/1/2006  12/1/2035
115814164  Primary    SFR            360      359     80  5.875   1/1/2006  1/1/2006  12/1/2035
115813604  Primary    PUD            360      359  69.93      6   1/1/2006  1/1/2006  12/1/2035
115813188  Primary    SFR            360      358     70  5.875  12/1/2005  2/1/2006  11/1/2035
115812660  Primary    PUD            360      358  45.16   6.25  12/1/2005  2/1/2006  11/1/2035
115808148  Primary    Condominium    360      359     95  6.875   1/1/2006  1/1/2006  12/1/2035
115806347  Secondary  SFR            360      359     80   6.25   1/1/2006  1/1/2006  12/1/2035
115806059  Primary    SFR            360      359  75.72      6   1/1/2006  1/1/2006  12/1/2035
115805987  Secondary  SFR            360      359     80  7.125   1/1/2006  2/1/2006  12/1/2035
115805843  Primary    PUD            360      359     80  7.875   1/1/2006  2/1/2006  12/1/2035
115805659  Primary    2-Family       360      359     80  6.875   1/1/2006  2/1/2006  12/1/2035
115804723  Investor   SFR            360      359     80  6.375   1/1/2006  1/1/2006  12/1/2035
115804403  Primary    SFR            360      358     80  6.875  12/1/2005  2/1/2006  11/1/2035
115803243  Primary    Condominium    360      359  78.73  5.875   1/1/2006  1/1/2006  12/1/2035
115791722  Investor   PUD            360      359  79.82   7.75   1/1/2006  1/1/2006  12/1/2035
115791642  Primary    Condominium    360      359  79.97  6.875   1/1/2006  2/1/2006  12/1/2035
115791530  Primary    PUD            360      359     75      6   1/1/2006  1/1/2006  12/1/2035
115791458  Investor   PUD            360      359  78.33  7.125   1/1/2006  2/1/2006  12/1/2035
115791386  Secondary  PUD            360      359     80   7.25   1/1/2006  2/1/2006  12/1/2035
115791170  Primary    PUD            360      359     75  6.375   1/1/2006  1/1/2006  12/1/2035
115789145  Primary    SFR            360      359  73.27  6.625   1/1/2006  1/1/2006  12/1/2035
115785305  Primary    Condominium    360      359     80   6.25   1/1/2006  2/1/2006  12/1/2035
115785193  Investor   Condominium    360      359     80   6.75   1/1/2006  2/1/2006  12/1/2035
115782160  Primary    SFR            360      359     80      6   1/1/2006  1/1/2006  12/1/2035
115781368  Primary    SFR            360      359     80  6.375   1/1/2006  2/1/2006  12/1/2035
115781192  Investor   SFR            360      359     80  6.625   1/1/2006  2/1/2006  12/1/2035
115780280  Primary    PUD            360      359     80  5.625   1/1/2006  2/1/2006  12/1/2035
115779560  Primary    SFR            360      359  68.38  6.125   1/1/2006  2/1/2006  12/1/2035
115779488  Primary    SFR            360      359  51.28   6.75   1/1/2006  2/1/2006  12/1/2035
115765350  Investor   SFR            360      359     80  7.125   1/1/2006  1/1/2006  12/1/2035
115765246  Primary    PUD            360      359  79.06   6.25   1/1/2006  1/1/2006  12/1/2035
115764190  Primary    SFR            360      359     80      6   1/1/2006  1/1/2006  12/1/2035
115763982  Primary    SFR            360      359     80  6.375   1/1/2006  2/1/2006  12/1/2035
115763510  Primary    SFR            360      358     80  6.625  12/1/2005  2/1/2006  11/1/2035
115763310  Primary    SFR            360      359     80      6   1/1/2006  1/1/2006  12/1/2035
115763030  Primary    SFR            360      359     80      6   1/1/2006  1/1/2006  12/1/2035
115746148  Primary    SFR            360      359     75  5.875   1/1/2006  1/1/2006  12/1/2035
115746108  Investor   SFR            360      359     80  7.875   1/1/2006  1/1/2006  12/1/2035
115745412  Investor   PUD            360      359  79.98  6.375   1/1/2006  2/1/2006  12/1/2035
115745372  Secondary  PUD            360      358     80    7.5  12/1/2005  1/1/2006  11/1/2035
115745020  Secondary  Condominium    360      359  79.99  6.375   1/1/2006  1/1/2006  12/1/2035
115744884  Primary    PUD            360      359  69.99   5.75   1/1/2006  1/1/2006  12/1/2035
115744804  Primary    PUD            360      359  79.98      7   1/1/2006  1/1/2006  12/1/2035
115742115  Investor   SFR            360      359     70  6.875   1/1/2006  1/1/2006  12/1/2035
115741963  Primary    PUD            360      359     65    5.5   1/1/2006  1/1/2006  12/1/2035
115741843  Primary    SFR            360      359     80  7.625   1/1/2006  2/1/2006  12/1/2035
115741723  Primary    SFR            360      358  79.99  7.625  12/1/2005  1/1/2006  11/1/2035
115741491  Secondary  PUD            360      359     80  7.375   1/1/2006  1/1/2006  12/1/2035
115741387  Primary    Condominium    360      359     80  7.125   1/1/2006  2/1/2006  12/1/2035
115741251  Primary    SFR            360      359     70      7   1/1/2006  1/1/2006  12/1/2035
115740859  Primary    PUD            360      359     75    6.5   1/1/2006  1/1/2006  12/1/2035
115740675  Primary    PUD            360      359  79.99  7.375   1/1/2006  1/1/2006  12/1/2035

LOANID     PANDI     PTDATE     OBAL        COBAL       PURPOSE   DOC      OAPPVAL     FRTRDATE   CEILING
---------  --------  ---------  ----------  ----------  --------  -------  ----------  ---------  -------

115839824  1,088.54   1/1/2006  209,000.00  208,700.00  C/O Refi  Reduced  311,000.00  12/1/2010    12.25
115837551  1,271.88   1/1/2006  222,000.00  222,000.00  Purchase  Reduced  280,000.00  12/1/2010   12.875
115832319  1,071.00   1/1/2006  190,400.00  190,400.00  Purchase  Reduced  238,000.00  12/1/2010    12.75
115832143    661.56   1/1/2006  109,500.00  109,500.00  Purchase  Reduced  137,000.00  12/1/2010    13.25
115832135    795.14  12/1/2005  125,800.00  125,571.94  Purchase  Reduced  150,000.00  11/1/2010     12.5
115832079  1,225.00  12/1/2005  245,000.00  245,000.00  Purchase  Reduced  376,000.00  11/1/2010       12
115829878  1,100.00   1/1/2006  176,000.00  176,000.00  C/O Refi  SISA     220,000.00  12/1/2010     13.5
115829582  1,445.17   1/1/2006  239,200.00  239,200.00  C/O Refi  Reduced  299,000.00  12/1/2010    13.25
115825038  2,340.00   2/1/2006  468,000.00  468,000.00  Purchase  Full     585,000.00   1/1/2011       12
115823478  2,083.33  12/1/2005  400,000.00  400,000.00  C/O Refi  Reduced  520,000.00  11/1/2010    12.25
115823238  2,759.62  12/1/2005  575,920.00  575,920.00  Purchase  Reduced  719,900.00  11/1/2010    11.75
115823086  1,310.13  12/1/2005  210,000.00  209,609.96  Purchase  Reduced  282,000.00  11/1/2010   12.375
115823006     980.5   1/1/2006  177,600.00  177,600.00  R/T Refi  Reduced  222,000.00  11/1/2010   12.625
115822893  1,543.75   1/1/2006  285,000.00  285,000.00  C/O Refi  Reduced  385,000.00  12/1/2010     12.5
115822821  1,393.75   1/1/2006  243,272.00  243,272.00  Purchase  SISA     307,000.00  12/1/2010   12.875
115822589     991.3   1/1/2006  190,330.00  190,330.00  Purchase  Reduced  280,000.00  12/1/2010    12.25
115822149  1,032.82  12/1/2005  159,920.00  159,920.00  Purchase  Reduced  199,900.00  11/1/2010    13.75
115821677  1,144.00   1/1/2006  211,200.00  211,200.00  Purchase  Reduced  265,000.00  12/1/2010     12.5
115814164  1,096.67   1/1/2006  224,000.00  224,000.00  Purchase  Full     280,000.00  12/1/2010   11.875
115813604  1,000.00   1/1/2006  200,000.00  200,000.00  R/T Refi  Full     286,000.00  12/1/2010       12
115813188    829.35   1/1/2006  169,400.00  169,400.00  C/O Refi  Full     242,000.00  11/1/2010   11.875
115812660  1,693.22   1/1/2006  275,000.00  274,476.78  Purchase  Reduced  610,000.00  11/1/2010    12.25
115808148    799.53   1/1/2006  139,555.00  139,555.00  Purchase  NINA     150,000.00  12/1/2010   12.875
115806347    933.33   1/1/2006  179,200.00  179,200.00  Purchase  Reduced  226,000.00  12/1/2010    12.25
115806059  2,156.28   1/1/2006  359,650.00  359,291.97  C/O Refi  Reduced  475,000.00  12/1/2010       12
115805987  1,733.75   1/1/2006  292,000.00  291,996.45  Purchase  Reduced  365,000.00  12/1/2010   13.125
115805843  1,286.25   1/1/2006  196,000.00  196,000.00  Purchase  NINA     255,000.00  12/1/2010   12.875
115805659  2,916.76   1/1/2006  444,000.00  443,626.99  Purchase  Reduced  560,000.00  12/1/2010   12.875
115804723  1,317.50   1/1/2006  248,000.00  248,000.00  Purchase  Reduced  320,000.00  12/1/2010   12.375
115804403  1,558.33   1/1/2006  272,000.00  272,000.00  Purchase  Reduced  500,000.00  11/1/2010   12.875
115803243  1,368.39   1/1/2006  279,500.00  279,500.00  C/O Refi  Full     355,000.00  12/1/2010   11.875
115791722  1,010.73   1/1/2006  156,500.00  156,500.00  Purchase  SISA     290,000.00  12/1/2010    12.75
115791642    618.46   1/1/2006  107,950.00  107,950.00  Purchase  Reduced  135,000.00  12/1/2010   11.875
115791530  1,125.00   1/1/2006  225,000.00  225,000.00  C/O Refi  Reduced  300,000.00  12/1/2010       12
115791458  1,116.25   1/1/2006  188,000.00  188,000.00  R/T Refi  Reduced  240,000.00  12/1/2010   12.125
115791386  1,530.80   1/1/2006  224,400.00  224,224.95  Purchase  Reduced  281,000.00  12/1/2010    12.25
115791170  1,123.59   1/1/2006  211,500.00  211,500.00  Purchase  Reduced  282,000.00  12/1/2010   11.375
115789145  1,981.98   1/1/2006  359,000.00  359,000.00  Purchase  SISA     490,000.00  12/1/2010   12.625
115785305  2,162.50   1/1/2006  415,200.00  415,200.00  C/O Refi  Reduced  519,000.00  12/1/2010    12.25
115785193  1,237.50   1/1/2006  220,000.00  220,000.00  Purchase  Reduced  275,000.00  12/1/2010    11.75
115782160  1,012.00   1/1/2006  202,400.00  202,400.00  Purchase  Reduced  254,000.00  12/1/2010       12
115781368    956.25   1/1/2006  180,000.00  180,000.00  Purchase  Full     225,000.00  12/1/2010   12.375
115781192    817.08   1/1/2006  148,000.00  148,000.00  Purchase  Full     185,000.00  12/1/2010   12.625
115780280  1,828.13   1/1/2006  390,000.00  390,000.00  Purchase  Full     490,000.00  12/1/2010   11.625
115779560  1,832.40   1/1/2006  359,000.00  359,000.00  C/O Refi  SISA     525,000.00  12/1/2010   12.125
115779488  1,125.00   1/1/2006  200,000.00  200,000.00  C/O Refi  NINA     390,000.00  12/1/2010    12.75
115765350  1,178.00   1/1/2006  198,400.00  198,400.00  Purchase  Full     250,000.00  12/1/2010   12.125
115765246  1,241.29   1/1/2006  201,600.00  201,408.71  C/O Refi  Full     255,000.00  12/1/2010    12.25
115764190  1,762.13   1/1/2006  352,426.00  352,426.00  Purchase  SISA     455,000.00  12/1/2010       11
115763982  1,202.18   1/1/2006  226,292.00  226,292.00  Purchase  Full     286,000.00  12/1/2010   12.375
115763510  1,885.92   1/1/2006  341,600.00  341,600.00  Purchase  Reduced  427,000.00  11/1/2010   11.625
115763310  1,657.66   1/1/2006  331,531.00  331,531.00  Purchase  Full     425,000.00  12/1/2010       12
115763030  1,966.48   1/1/2006  327,992.00  327,665.48  Purchase  Reduced  426,000.00  12/1/2010       11
115746148  1,175.69   1/1/2006  198,750.00  198,547.36  C/O Refi  Full     265,000.00  12/1/2010   11.875
115746108    603.75   1/1/2006   92,000.00   92,000.00  Purchase  Reduced  115,000.00  12/1/2010   12.875
115745412    902.59   1/1/2006  169,900.00  169,900.00  Purchase  Reduced  242,000.00  12/1/2010   11.375
115745372  2,022.19  12/1/2005  323,550.00  323,550.00  Purchase  Reduced  404,500.00  11/1/2010     12.5
115745020  1,214.68   1/1/2006  194,700.00  194,519.66  Purchase  Full     244,000.00  12/1/2010   11.375
115744884  1,694.82   1/1/2006  353,700.00  353,700.00  Purchase  Full     507,000.00  12/1/2010    11.75
115744804  1,099.58   1/1/2006  188,500.00  188,500.00  Purchase  NINA     236,000.00  12/1/2010       12
115742115  1,034.66   1/1/2006  157,500.00  157,367.68  C/O Refi  Reduced  225,000.00  12/1/2010   12.875
115741963  1,325.73   1/1/2006  289,250.00  289,250.00  Purchase  Reduced  445,000.00  12/1/2010     11.5
115741843  1,296.25   1/1/2006  204,000.00  204,000.00  Purchase  Reduced  255,000.00  12/1/2010   12.625
115741723  1,626.04  12/1/2005  255,900.00  255,899.99  Purchase  SISA     320,000.00  11/1/2010   13.625
115741491  1,606.21   1/1/2006  261,350.00  261,350.00  Purchase  Reduced  327,000.00  12/1/2010   12.375
115741387     894.7   1/1/2006  132,800.00  132,693.80  Purchase  SISA     166,000.00  12/1/2010   13.125
115741251  1,225.00   1/1/2006  210,000.00  210,000.00  C/O Refi  SISA     300,000.00  12/1/2010       12
115740859  1,523.44   1/1/2006  281,250.00  281,250.00  C/O Refi  Reduced  375,000.00  12/1/2010     12.5
115740675  1,791.82   1/1/2006  291,550.00  291,550.00  Purchase  Reduced  364,500.00  12/1/2010   13.375

LOANID     FLOOR  CAPINT  MARGIN  INDEX       ODATE       ORIGINATOR  SERVICER  LPMI  SVCFEE
---------  -----  ------  ------  ----------  ----------  ----------  --------  ----  ------

115839824   2.25       2    2.25  6 MO LIBOR   11/7/2005  CWHL        CWHL         0    0.25
115837551   2.75       2    2.75  6 MO LIBOR   11/1/2005  CWHL        CWHL         0    0.25
115832319   4.25       2    4.25  6 MO LIBOR   11/7/2005  CWHL        CWHL         0    0.25
115832143   4.75       2    4.75  6 MO LIBOR   11/7/2005  CWHL        CWHL         0    0.25
115832135   2.25       2    2.25  6 MO LIBOR  10/27/2005  CWHL        CWHL         0    0.25
115832079   2.25       2    2.25  6 MO LIBOR   11/4/2005  CWHL        CWHL         0    0.25
115829878   2.75       2    2.75  6 MO LIBOR   11/3/2005  CWHL        CWHL         0    0.25
115829582   2.75       2    2.75  6 MO LIBOR  10/31/2005  CWHL        CWHL         0    0.25
115825038   2.25       2    2.25  6 MO LIBOR   12/1/2005  CWHL        CWHL         0    0.25
115823478   2.25       2    2.25  6 MO LIBOR  10/31/2005  CWHL        CWHL         0    0.25
115823238   2.25       2    2.25  6 MO LIBOR  10/21/2005  CWHL        CWHL         0    0.25
115823086   2.25       2    2.25  6 MO LIBOR  10/26/2005  CWHL        CWHL         0    0.25
115823006   2.25       2    2.25  6 MO LIBOR  10/27/2005  CWHL        CWHL         0    0.25
115822893   2.25       2    2.25  6 MO LIBOR   11/2/2005  CWHL        CWHL         0    0.25
115822821   2.75       2    2.75  6 MO LIBOR   11/7/2005  CWHL        CWHL         0    0.25
115822589   2.25       2    2.25  6 MO LIBOR   11/4/2005  CWHL        CWHL         0    0.25
115822149   2.75       2    2.75  6 MO LIBOR  10/28/2005  CWHL        CWHL         0    0.25
115821677   2.75       2    2.75  6 MO LIBOR   11/1/2005  CWHL        CWHL         0    0.25
115814164   2.25       2    2.25  6 MO LIBOR   11/8/2005  CWHL        CWHL         0    0.25
115813604   2.25       2    2.25  6 MO LIBOR   11/4/2005  CWHL        CWHL         0    0.25
115813188   2.25       2    2.25  6 MO LIBOR  10/24/2005  CWHL        CWHL         0    0.25
115812660   2.75       2    2.75  6 MO LIBOR  10/25/2005  CWHL        CWHL         0    0.25
115808148   2.25       2    2.25  6 MO LIBOR   11/4/2005  CWHL        CWHL         0    0.25
115806347   2.25       2    2.25  6 MO LIBOR   11/7/2005  CWHL        CWHL         0    0.25
115806059   2.25       2    2.25  6 MO LIBOR   11/4/2005  CWHL        CWHL         0    0.25
115805987  4.625       2   4.625  6 MO LIBOR   11/7/2005  CWHL        CWHL         0    0.25
115805843   2.75       1    2.75  6 MO LIBOR  11/10/2005  CWHL        CWHL         0    0.25
115805659   2.25       2    2.25  6 MO LIBOR   11/8/2005  CWHL        CWHL         0    0.25
115804723   2.25       2    2.25  6 MO LIBOR   11/1/2005  CWHL        CWHL         0    0.25
115804403   2.25       2    2.25  6 MO LIBOR  10/28/2005  CWHL        CWHL         0    0.25
115803243   2.25       2    2.25  6 MO LIBOR  11/25/2005  CWHL        CWHL         0    0.25
115791722   2.75       1    2.75  6 MO LIBOR  11/11/2005  CWHL        CWHL         0    0.25
115791642   2.25       1    2.25  6 MO LIBOR   11/7/2005  CWHL        CWHL         0    0.25
115791530    2.5       2     2.5  6 MO LIBOR   11/8/2005  CWHL        CWHL         0    0.25
115791458   2.25       1    2.25  6 MO LIBOR   11/1/2005  CWHL        CWHL         0    0.25
115791386   2.75       1    2.75  6 MO LIBOR   11/4/2005  CWHL        CWHL         0    0.25
115791170   2.25       1    2.25  6 MO LIBOR   11/9/2005  CWHL        CWHL         0    0.25
115789145   2.75       2    2.75  6 MO LIBOR  10/31/2005  CWHL        CWHL         0    0.25
115785305   2.25       2    2.25  6 MO LIBOR   11/1/2005  CWHL        CWHL         0    0.25
115785193   3.25       1    3.25  6 MO LIBOR   11/3/2005  CWHL        CWHL         0    0.25
115782160   2.25       2    2.25  6 MO LIBOR  11/10/2005  CWHL        CWHL         0    0.25
115781368   2.25       2    2.25  6 MO LIBOR   11/9/2005  CWHL        CWHL         0    0.25
115781192   2.25       2    2.25  6 MO LIBOR   11/7/2005  CWHL        CWHL         0    0.25
115780280   2.25       2    2.25  6 MO LIBOR  11/28/2005  CWHL        CWHL         0    0.25
115779560   2.25       2    2.25  6 MO LIBOR  11/18/2005  CWHL        CWHL         0    0.25
115779488   2.25       2    2.25  6 MO LIBOR  11/14/2005  CWHL        CWHL         0    0.25
115765350   2.25       1    2.25  6 MO LIBOR   11/9/2005  CWHL        CWHL         0    0.25
115765246   3.75       2    3.75  6 MO LIBOR   11/1/2005  CWHL        CWHL         0    0.25
115764190   2.25       1    2.25  6 MO LIBOR   11/8/2005  CWHL        CWHL         0    0.25
115763982   2.25       2    2.25  6 MO LIBOR  10/19/2005  CWHL        CWHL         0    0.25
115763510   2.25       1    2.25  6 MO LIBOR  10/12/2005  CWHL        CWHL         0    0.25
115763310   2.25       2    2.25  6 MO LIBOR  10/31/2005  CWHL        CWHL         0    0.25
115763030      3       1       3  6 MO LIBOR   11/8/2005  CWHL        CWHL         0    0.25
115746148  3.375       2   3.375  6 MO LIBOR   11/1/2005  CWHL        CWHL         0    0.25
115746108   2.25       1    2.25  6 MO LIBOR   11/4/2005  CWHL        CWHL         0    0.25
115745412   2.25       2    2.25  6 MO LIBOR   11/1/2005  CWHL        CWHL         0    0.25
115745372   2.75       1    2.75  6 MO LIBOR  10/27/2005  CWHL        CWHL         0    0.25
115745020   2.25       1    2.25  6 MO LIBOR   11/1/2005  CWHL        CWHL         0    0.25
115744884   3.25       2    3.25  6 MO LIBOR   11/1/2005  CWHL        CWHL         0    0.25
115744804   2.75       1    2.75  6 MO LIBOR   11/1/2005  CWHL        CWHL         0    0.25
115742115   2.25       2    2.25  6 MO LIBOR   11/1/2005  CWHL        CWHL         0    0.25
115741963   3.25       2    3.25  6 MO LIBOR   11/4/2005  CWHL        CWHL         0    0.25
115741843   2.75       1    2.75  6 MO LIBOR   11/3/2005  CWHL        CWHL         0    0.25
115741723      5       2       5  6 MO LIBOR  10/27/2005  CWHL        CWHL         0    0.25
115741491   2.75       1    2.75  6 MO LIBOR   11/2/2005  CWHL        CWHL         0    0.25
115741387  3.625       2   3.625  6 MO LIBOR   11/8/2005  CWHL        CWHL         0    0.25
115741251   2.25       1    2.25  6 MO LIBOR   11/1/2005  CWHL        CWHL         0    0.25
115740859      4       2       4  6 MO LIBOR   11/2/2005  CWHL        CWHL         0    0.25
115740675   3.25       2    3.25  6 MO LIBOR   11/4/2005  CWHL        CWHL         0    0.25

LOANID     OCC        PROPTYPE     OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE
---------  ---------  -----------  -----  -------  -----  -----  ---------  --------  ---------

115740531  Investor   PUD            360      359  79.98      8   1/1/2006  2/1/2006  12/1/2035
115740499  Investor   SFR            360      358     80   6.75  12/1/2005  2/1/2006  11/1/2035
115740403  Secondary  PUD            360      359  79.99  8.125   1/1/2006  2/1/2006  12/1/2035
115740291  Investor   PUD            360      359     70  7.375   1/1/2006  1/1/2006  12/1/2035
115740163  Primary    PUD            360      359     80    7.5   1/1/2006  2/1/2006  12/1/2035
115739867  Primary    PUD            360      359  79.98  7.125   1/1/2006  2/1/2006  12/1/2035
115739755  Primary    PUD            360      359     80  6.625   1/1/2006  1/1/2006  12/1/2035
115733706  Primary    PUD            360      360     80  5.875   2/1/2006  2/1/2006   1/1/2036
115723905  Secondary  Condominium    360      359     90      7   1/1/2006  1/1/2006  12/1/2035
115719769  Primary    SFR            360      359  41.03  6.375   1/1/2006  1/1/2006  12/1/2035
115716736  Primary    PUD            360      358     80    6.5  12/1/2005  2/1/2006  11/1/2035
115715256  Primary    Condominium    360      359     80    6.5   1/1/2006  1/1/2006  12/1/2035
115714744  Primary    SFR            360      359     80    6.5   1/1/2006  1/1/2006  12/1/2035
115696630  Primary    SFR            360      359     50  6.625   1/1/2006  1/1/2006  12/1/2035
115695165  Primary    SFR            360      359     80   6.75   1/1/2006  1/1/2006  12/1/2035
115692397  Primary    PUD            360      359     80  7.875   1/1/2006  1/1/2006  12/1/2035
115691445  Investor   Condominium    360      359  79.94  7.875   1/1/2006  1/1/2006  12/1/2035
115691125  Secondary  PUD            360      359  79.99  6.125   1/1/2006  1/1/2006  12/1/2035
115689053  Investor   SFR            360      359     80   7.25   1/1/2006  1/1/2006  12/1/2035
115688845  Investor   SFR            360      359     80   7.25   1/1/2006  1/1/2006  12/1/2035
115667082  Investor   PUD            360      359     80   6.75   1/1/2006  2/1/2006  12/1/2035
115661697  Secondary  SFR            360      359     80  5.875   1/1/2006  1/1/2006  12/1/2035
115657193  Primary    SFR            360      359     80  6.625   1/1/2006  1/1/2006  12/1/2035
115656489  Primary    SFR            360      359     80  6.375   1/1/2006  1/1/2006  12/1/2035
115648056  Primary    PUD            360      359  72.09    7.5   1/1/2006  1/1/2006  12/1/2035
115644239  Primary    SFR            360      358     80  5.625  12/1/2005  2/1/2006  11/1/2035
115644039  Primary    2-Family       360      358     80  6.375  12/1/2005  1/1/2006  11/1/2035
115643863  Primary    SFR            360      358     80  6.625  12/1/2005  1/1/2006  11/1/2035
115643327  Primary    SFR            360      358  37.74      6  12/1/2005  2/1/2006  11/1/2035
115639575  Primary    SFR            360      358  79.99  6.625  12/1/2005  2/1/2006  11/1/2035
115639495  Investor   SFR            360      358  75.65  7.625  12/1/2005  1/1/2006  11/1/2035
115638710  Investor   4-Family       360      358     80  8.125  12/1/2005  1/1/2006  11/1/2035
115632686  Primary    SFR            360      359  71.14      6   1/1/2006  1/1/2006  12/1/2035
115629693  Primary    SFR            360      359  79.21  6.875   1/1/2006  1/1/2006  12/1/2035
115624365  Primary    Condominium    360      359     80    6.5   1/1/2006  2/1/2006  12/1/2035
107380877  Primary    Condominium    360      358  72.73   6.25  12/1/2005  1/1/2006  11/1/2035
107380845  Primary    PUD            360      358     80  5.875  12/1/2005  1/1/2006  11/1/2035
107380525  Primary    PUD            360      358  68.29      6  12/1/2005  1/1/2006  11/1/2035
107380517  Investor   Condominium    360      358     80   6.75  12/1/2005  1/1/2006  11/1/2035
107379621  Primary    Condominium    360      358     77   6.75  12/1/2005  1/1/2006  11/1/2035
107379501  Primary    SFR            360      356     60  6.125  10/1/2005  1/1/2006   9/1/2035
107378685  Investor   SFR            360      357  61.37      6  11/1/2005  1/1/2006  10/1/2035
107378165  Primary    SFR            360      358     75    5.5  12/1/2005  1/1/2006  11/1/2035
107377973  Primary    SFR            360      358     80  6.375  12/1/2005  1/1/2006  11/1/2035
107377645  Primary    SFR            360      358  62.67   5.75  12/1/2005  1/1/2006  11/1/2035
107377549  Secondary  PUD            360      358     80  6.875  12/1/2005  1/1/2006  11/1/2035
107377485  Secondary  SFR            360      358  78.14    6.5  12/1/2005  1/1/2006  11/1/2035
107377301  Primary    SFR            360      358     70  5.875  12/1/2005  1/1/2006  11/1/2035
107377245  Investor   SFR            360      358     70  7.125  12/1/2005  1/1/2006  11/1/2035
107377125  Secondary  PUD            360      357     80   6.75  11/1/2005  1/1/2006  10/1/2035
107376973  Primary    PUD            360      358  79.98  7.875  12/1/2005  1/1/2006  11/1/2035
107376573  Secondary  PUD            360      358     80  6.875  12/1/2005  2/1/2006  11/1/2035
107375877  Primary    SFR            360      358     80   6.25  12/1/2005  2/1/2006  11/1/2035
107375757  Secondary  PUD            360      358  79.99  6.125  12/1/2005  1/1/2006  11/1/2035
107375549  Primary    PUD            360      358     80      6  12/1/2005  1/1/2006  11/1/2035
107373485  Investor   SFR            360      358     80      7  12/1/2005  1/1/2006  11/1/2035
107373405  Primary    PUD            360      358  74.89   8.25  12/1/2005  2/1/2006  11/1/2035
107373180  Primary    PUD            360      358  79.98  6.875  12/1/2005  1/1/2006  11/1/2035
107372500  Investor   PUD            360      354     80  7.375   8/1/2005  1/1/2006   7/1/2035
107372260  Primary    PUD            360      358     80      6  12/1/2005  2/1/2006  11/1/2035
107371284  Primary    SFR            360      359  73.17    6.5   1/1/2006  1/1/2006  12/1/2035
107370924  Primary    SFR            360      359  37.97  6.375   1/1/2006  1/1/2006  12/1/2035
107364899  Primary    PUD            360      358     80   6.25  12/1/2005  1/1/2006  11/1/2035
107364843  Secondary  Condominium    360      359     95  6.125   1/1/2006  2/1/2006  12/1/2035
107364827  Primary    PUD            360      358  79.99    6.5  12/1/2005  2/1/2006  11/1/2035
107359123  Primary    SFR            360      359     80    6.5   1/1/2006  1/1/2006  12/1/2035
107357338  Primary    SFR            360      358     80  6.125  12/1/2005  1/1/2006  11/1/2035
107357138  Primary    PUD            360      358  79.99   6.25  12/1/2005  1/1/2006  11/1/2035
107356754  Primary    PUD            360      358     80    6.5  12/1/2005  2/1/2006  11/1/2035

LOANID     PANDI     PTDATE     OBAL        COBAL       PURPOSE   DOC          OAPPVAL       FRTRDATE   CEILING
---------  --------  ---------  ----------  ----------  --------  -----------  ------------  ---------  -------

115740531  1,474.00   1/1/2006  221,100.00  221,100.00  Purchase  Reduced        285,000.00  12/1/2010       13
115740499       990   1/1/2006  176,000.00  176,000.00  Purchase  Reduced        238,000.00  11/1/2010    12.75
115740403  1,290.52   1/1/2006  190,600.00  190,600.00  Purchase  SISA           239,000.00  12/1/2010   13.125
115740291  1,935.94   1/1/2006  315,000.00  315,000.00  C/O Refi  SISA           450,000.00  12/1/2010   12.375
115740163  1,075.00   1/1/2006  172,000.00  172,000.00  Purchase  Reduced        215,000.00  12/1/2010     12.5
115739867  1,153.66   1/1/2006  194,300.00  194,300.00  Purchase  Reduced        243,000.00  12/1/2010   12.125
115739755  1,501.67   1/1/2006  272,000.00  272,000.00  Purchase  NINA           345,000.00  12/1/2010   11.625
115733706  3,125.50   2/1/2006  638,400.00  638,400.00  Purchase  Full           829,800.00   1/1/2011   11.875
115723905  1,312.50   1/1/2006  225,000.00  225,000.00  Purchase  Full           250,000.00  12/1/2010       13
115719769  2,125.00   1/1/2006  400,000.00  400,000.00  C/O Refi  Reduced        975,000.00  12/1/2010   12.375
115716736  5,135.00   1/1/2006  948,000.00  948,000.00  Purchase  Reduced      1,196,000.00  11/1/2010     12.5
115715256  1,516.67   1/1/2006  280,000.00  280,000.00  Purchase  Alternative    370,000.00  12/1/2010     12.5
115714744  2,751.67   1/1/2006  508,000.00  508,000.00  Purchase  Reduced        635,000.00  12/1/2010     12.5
115696630     634.9   1/1/2006  115,000.00  115,000.00  C/O Refi  SISA           230,000.00  12/1/2010   12.625
115695165       612   1/1/2006  108,800.00  108,800.00  Purchase  Reduced        136,000.00  12/1/2010    12.75
115692397  3,281.25   1/1/2006  500,000.00  500,000.00  Purchase  NINA           632,000.00  12/1/2010   12.875
115691445    807.84   1/1/2006  123,100.00  123,100.00  Purchase  Reduced        154,000.00  12/1/2010   12.875
115691125    974.39   1/1/2006  190,900.00  190,900.00  Purchase  Full           243,000.00  12/1/2010   12.125
115689053    793.39   1/1/2006  131,320.00  131,320.00  Purchase  Reduced        175,000.00  12/1/2010    13.25
115688845    793.39   1/1/2006  131,320.00  131,320.00  Purchase  Reduced        175,000.00  12/1/2010    13.25
115667082  2,137.50   1/1/2006  380,000.00  380,000.00  Purchase  Reduced        475,000.00  12/1/2010    12.75
115661697  3,113.75   1/1/2006  636,000.00  636,000.00  Purchase  Full           820,000.00  12/1/2010   11.875
115657193  1,676.13   1/1/2006  303,600.00  303,600.00  Purchase  NINA           400,000.00  12/1/2010   12.625
115656489  2,550.00   1/1/2006  480,000.00  480,000.00  Purchase  Reduced        600,000.00  12/1/2010   12.375
115648056  5,847.18   1/1/2006  836,250.00  835,629.38  C/O Refi  Reduced      1,160,000.00  12/1/2010     13.5
115644239  2,381.25   1/1/2006  508,000.00  508,000.00  C/O Refi  Reduced        635,000.00  11/1/2010   11.625
115644039  3,368.90  12/1/2005  540,000.00  538,997.04  R/T Refi  Reduced        675,000.00  11/1/2010   12.375
115643863    804.23  12/1/2005  125,600.00  125,377.76  Purchase  Reduced        168,000.00  11/1/2010   12.625
115643327    479.64   1/1/2006   80,000.00   79,840.32  C/O Refi  NINA           212,000.00  11/1/2010       12
115639575  1,562.40   1/1/2006  283,000.00  283,000.00  Purchase  Reduced        379,000.00  11/1/2010   12.625
115639495  1,302.60  12/1/2005  205,000.00  205,000.00  C/O Refi  Reduced        271,000.00  11/1/2010   13.625
115638710  1,080.63  12/1/2005  159,600.00  159,600.00  Purchase  NINA           200,000.00  11/1/2010   14.125
115632686  2,697.98   1/1/2006  450,000.00  449,552.02  Purchase  Reduced        635,000.00  12/1/2010       12
115629693  2,291.67   1/1/2006  400,000.00  400,000.00  C/O Refi  SISA           505,000.00  12/1/2010   12.875
115624365  1,451.67   1/1/2006  268,000.00  268,000.00  Purchase  Reduced        345,000.00  12/1/2010     12.5
107380877  1,250.00  12/1/2005  240,000.00  240,000.00  C/O Refi  SISA           330,000.00  11/1/2010    12.25
107380845  1,547.08  12/1/2005  316,000.00  316,000.00  Purchase  Reduced        400,000.00  11/1/2010   11.875
107380525  1,604.75  12/1/2005  320,950.00  320,950.00  Purchase  NINA           470,000.00  11/1/2010       12
107380517       477  12/1/2005   84,800.00   84,800.00  Purchase  Full           106,000.00  11/1/2010    12.75
107379621  1,299.37  12/1/2005  231,000.00  230,999.38  C/O Refi  Reduced        300,000.00  11/1/2010    12.75
107379501  1,056.56  12/1/2005  207,000.00  207,000.00  C/O Refi  NINA           345,000.00   9/1/2010   12.125
107378685  1,798.25  12/1/2005  359,650.00  359,650.00  C/O Refi  Alternative    586,000.00  10/1/2010       12
107378165  1,149.78  12/1/2005  202,500.00  202,055.68  R/T Refi  Reduced        270,000.00  11/1/2010     11.5
107377973  1,742.50  12/1/2005  328,000.00  328,000.00  R/T Refi  Alternative    410,000.00  11/1/2010   12.375
107377645  1,126.04  12/1/2005  235,000.00  235,000.00  C/O Refi  NINA           375,000.00  11/1/2010    11.75
107377549  1,306.25  12/1/2005  228,000.00  228,000.00  Purchase  SISA           285,000.00  11/1/2010   12.875
107377485  1,316.24  12/1/2005  243,000.00  242,996.25  R/T Refi  Reduced        311,000.00  11/1/2010     12.5
107377301  1,668.99  12/1/2005  340,900.00  340,900.00  C/O Refi  NINA           487,000.00  11/1/2010   11.875
107377245  1,163.75  12/1/2005  196,000.00  196,000.00  Purchase  NINA           300,000.00  11/1/2010   13.125
107377125  1,867.50  12/1/2005  332,000.00  332,000.00  Purchase  Reduced        415,000.00  10/1/2010    12.75
107376973  1,359.75  12/1/2005  207,200.00  207,200.00  Purchase  NINA           262,000.00  11/1/2010   12.875
107376573  1,316.98   1/1/2006  229,872.00  229,872.00  Purchase  Reduced        287,500.00  11/1/2010   12.875
107375877  1,145.83   1/1/2006  220,000.00  219,999.99  Purchase  Reduced        275,000.00  11/1/2010    12.25
107375757  1,200.76  12/1/2005  235,250.00  235,250.00  Purchase  Reduced        295,000.00  11/1/2010   12.125
107375549    959.92  12/1/2005  192,000.00  191,951.09  Purchase  Reduced        240,000.00  11/1/2010       12
107373485  1,306.67  12/1/2005  224,000.00  224,000.00  Purchase  Reduced        290,000.00  11/1/2010       13
107373405  2,316.88   1/1/2006  337,000.00  337,000.00  C/O Refi  NINA           450,000.00  11/1/2010    14.25
107373180  1,400.21  12/1/2005  244,400.00  244,400.00  Purchase  Reduced        310,000.00  11/1/2010   12.875
107372500  1,155.42  12/1/2005  188,000.00  188,000.00  Purchase  Reduced        235,000.00   7/1/2010   12.375
107372260  1,268.00   1/1/2006  253,600.00  253,600.00  Purchase  Full           317,000.00  11/1/2010       12
107371284  1,625.00   1/1/2006  300,000.00  300,000.00  C/O Refi  Reduced        410,000.00  12/1/2010     12.5
107370924  1,871.61   1/1/2006  300,000.00  299,722.14  C/O Refi  Reduced        790,000.00  12/1/2010   12.375
107364899  1,229.16  12/1/2005  236,000.00  235,996.15  Purchase  Reduced        295,000.00  11/1/2010    12.25
107364843       823   1/1/2006  161,240.00  161,240.00  Purchase  Full           175,000.00  12/1/2010   12.125
107364827  1,928.06   1/1/2006  355,950.00  355,950.00  Purchase  Reduced        445,000.00  11/1/2010     12.5
107359123  2,283.67   1/1/2006  421,600.00  421,600.00  C/O Refi  Alternative    527,000.00  12/1/2010     12.5
107357338  1,408.75  12/1/2005  276,000.00  276,000.00  Purchase  Reduced        355,000.00  11/1/2010   12.125
107357138  1,041.15  12/1/2005  199,900.00  199,900.00  Purchase  Reduced        250,000.00  11/1/2010    12.25
107356754  1,174.33   1/1/2006  216,800.00  216,800.00  Purchase  NINA           271,000.00  11/1/2010     12.5

LOANID     FLOOR  CAPINT  MARGIN  INDEX       ODATE       ORIGINATOR  SERVICER  LPMI  SVCFEE
---------  -----  ------  ------  ----------  ----------  ----------  --------  ----  ------

115740531   2.75       1    2.75  6 MO LIBOR   11/1/2005  CWHL        CWHL         0    0.25
115740499   2.25       2    2.25  6 MO LIBOR  10/24/2005  CWHL        CWHL         0    0.25
115740403   2.75       1    2.75  6 MO LIBOR   11/2/2005  CWHL        CWHL         0    0.25
115740291   2.75       1    2.75  6 MO LIBOR   11/4/2005  CWHL        CWHL         0    0.25
115740163   2.75       1    2.75  6 MO LIBOR   11/2/2005  CWHL        CWHL         0    0.25
115739867   2.75       1    2.75  6 MO LIBOR   11/1/2005  CWHL        CWHL         0    0.25
115739755   2.75       1    2.75  6 MO LIBOR   11/1/2005  CWHL        CWHL         0    0.25
115733706   2.25       2    2.25  6 MO LIBOR   12/2/2005  CWHL        CWHL         0    0.25
115723905   2.25       2    2.25  6 MO LIBOR  11/29/2005  CWHL        CWHL         0    0.25
115719769   2.25       2    2.25  6 MO LIBOR   11/8/2005  CWHL        CWHL         0    0.25
115716736   2.25       2    2.25  6 MO LIBOR  10/31/2005  CWHL        CWHL         0    0.25
115715256   2.25       2    2.25  6 MO LIBOR  11/18/2005  CWHL        CWHL         0    0.25
115714744   2.25       2    2.25  6 MO LIBOR  11/18/2005  CWHL        CWHL         0    0.25
115696630   2.25       2    2.25  6 MO LIBOR  11/18/2005  CWHL        CWHL         0    0.25
115695165   2.25       2    2.25  6 MO LIBOR  11/16/2005  CWHL        CWHL         0    0.25
115692397   2.25       1    2.25  6 MO LIBOR   11/4/2005  CWHL        CWHL         0    0.25
115691445   2.25       1    2.25  6 MO LIBOR   11/2/2005  CWHL        CWHL         0    0.25
115691125   2.25       2    2.25  6 MO LIBOR   11/1/2005  CWHL        CWHL         0    0.25
115689053   2.25       2    2.25  6 MO LIBOR  11/22/2005  CWHL        CWHL         0    0.25
115688845   2.25       2    2.25  6 MO LIBOR  11/22/2005  CWHL        CWHL         0    0.25
115667082   2.25       2    2.25  6 MO LIBOR   11/9/2005  CWHL        CWHL         0    0.25
115661697   2.25       2    2.25  6 MO LIBOR  11/18/2005  CWHL        CWHL         0    0.25
115657193   2.25       2    2.25  6 MO LIBOR  11/30/2005  CWHL        CWHL         0    0.25
115656489   2.25       2    2.25  6 MO LIBOR  11/17/2005  CWHL        CWHL         0    0.25
115648056   2.25       2    2.25  6 MO LIBOR   11/4/2005  CWHL        CWHL         0    0.25
115644239   2.25       2    2.25  6 MO LIBOR  10/12/2005  CWHL        CWHL         0    0.25
115644039   2.25       2    2.25  6 MO LIBOR  10/17/2005  CWHL        CWHL         0    0.25
115643863   2.25       2    2.75  6 MO LIBOR  10/27/2005  CWHL        CWHL         0    0.25
115643327   2.25       2    2.25  6 MO LIBOR  10/17/2005  CWHL        CWHL         0    0.25
115639575  6.625       2    2.75  6 MO LIBOR  10/28/2005  CWHL        CWHL         0    0.25
115639495   2.75       2    2.75  6 MO LIBOR  10/26/2005  CWHL        CWHL         0    0.25
115638710   2.75       2    2.75  6 MO LIBOR  10/25/2005  CWHL        CWHL         0    0.25
115632686   2.25       2    2.25  6 MO LIBOR   11/1/2005  CWHL        CWHL         0    0.25
115629693   2.25       2    2.25  6 MO LIBOR  11/16/2005  CWHL        CWHL         0    0.25
115624365   2.25       2    2.25  6 MO LIBOR  11/10/2005  CWHL        CWHL         0    0.25
107380877   2.25       1    2.25  6 MO LIBOR  10/17/2005  CWHL        CWHL         0    0.25
107380845   2.25       1    2.25  6 MO LIBOR  10/18/2005  CWHL        CWHL         0    0.25
107380525   2.25       1    2.25  6 MO LIBOR  10/10/2005  CWHL        CWHL         0    0.25
107380517   2.25       1    2.25  6 MO LIBOR  10/27/2005  CWHL        CWHL         0    0.25
107379621   2.25       1    2.25  6 MO LIBOR  10/26/2005  CWHL        CWHL         0    0.25
107379501   2.25       1    2.25  6 MO LIBOR   8/26/2005  CWHL        CWHL         0    0.25
107378685   2.25       1    2.25  6 MO LIBOR   9/29/2005  CWHL        CWHL         0    0.25
107378165   2.25       1    2.25  6 MO LIBOR  10/14/2005  CWHL        CWHL         0    0.25
107377973   2.25       1    2.25  6 MO LIBOR  10/14/2005  CWHL        CWHL         0    0.25
107377645   2.25       1    2.25  6 MO LIBOR  10/11/2005  CWHL        CWHL         0    0.25
107377549   2.25       1    2.25  6 MO LIBOR  10/18/2005  CWHL        CWHL         0    0.25
107377485   2.25       2    2.25  6 MO LIBOR  10/21/2005  CWHL        CWHL         0    0.25
107377301   2.25       1    2.25  6 MO LIBOR  10/18/2005  CWHL        CWHL         0    0.25
107377245  7.125       2    2.75  6 MO LIBOR  10/12/2005  CWHL        CWHL         0    0.25
107377125   2.75       2    2.75  6 MO LIBOR   9/26/2005  CWHL        CWHL         0    0.25
107376973   2.75       1    2.75  6 MO LIBOR   10/7/2005  CWHL        CWHL         0    0.25
107376573  6.875       2    2.75  6 MO LIBOR  10/12/2005  CWHL        CWHL         0    0.25
107375877   6.25       2    2.75  6 MO LIBOR  10/27/2005  CWHL        CWHL         0    0.25
107375757  6.125       2    2.75  6 MO LIBOR  10/13/2005  CWHL        CWHL         0    0.25
107375549      6       2    2.75  6 MO LIBOR  10/26/2005  CWHL        CWHL         0    0.25
107373485   2.75       2    2.75  6 MO LIBOR  10/17/2005  CWHL        CWHL         0    0.25
107373405   2.75       2    2.75  6 MO LIBOR  10/17/2005  CWHL        CWHL         0    0.25
107373180   2.75       2    2.75  6 MO LIBOR  10/14/2005  CWHL        CWHL         0    0.25
107372500   2.75       1    2.75  6 MO LIBOR   6/21/2005  CWHL        CWHL         0    0.25
107372260      6       2    2.75  6 MO LIBOR   10/4/2005  CWHL        CWHL         0    0.25
107371284   2.25       2    2.25  6 MO LIBOR  11/18/2005  CWHL        CWHL         0    0.25
107370924   2.25       2    2.25  6 MO LIBOR  11/16/2005  CWHL        CWHL         0    0.25
107364899   2.75       2    2.75  6 MO LIBOR  10/12/2005  CWHL        CWHL         0    0.25
107364843   2.25       2    2.25  6 MO LIBOR   11/1/2005  CWHL        CWHL         0    0.25
107364827   2.75       2    2.75  6 MO LIBOR  10/24/2005  CWHL        CWHL         0    0.25
107359123   2.25       2    2.25  6 MO LIBOR  11/15/2005  CWHL        CWHL         0    0.25
107357338   2.25       2    2.25  6 MO LIBOR  10/26/2005  CWHL        CWHL         0    0.25
107357138   2.75       2    2.75  6 MO LIBOR  10/24/2005  CWHL        CWHL         0    0.25
107356754   2.75       2    2.75  6 MO LIBOR  10/18/2005  CWHL        CWHL         0    0.25

LOANID     OCC        PROPTYPE     OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE
---------  ---------  -----------  -----  -------  -----  -----  ---------  --------  ---------

107356434  Primary    PUD            360      358  79.97   7.25  12/1/2005  1/1/2006  11/1/2035
107356210  Investor   PUD            360      358     80    6.5  12/1/2005  1/1/2006  11/1/2035
107356082  Primary    SFR            360      358     80  6.125  12/1/2005  1/1/2006  11/1/2035
107354210  Primary    PUD            360      358     80   7.25  12/1/2005  2/1/2006  11/1/2035
107353898  Primary    SFR            360      358  88.65  7.125  12/1/2005  1/1/2006  11/1/2035
107353802  Primary    SFR            360      359     80      6   1/1/2006  2/1/2006  12/1/2035
107353722  Investor   SFR            360      358     95  7.875  12/1/2005  1/1/2006  11/1/2035
107353434  Secondary  PUD            360      358     85  7.875  12/1/2005  2/1/2006  11/1/2035
107352914  Investor   4-Family       360      358     80  8.125  12/1/2005  1/1/2006  11/1/2035
107351634  Primary    SFR            360      359   89.9  6.625   1/1/2006  1/1/2006  12/1/2035
107350594  Primary    SFR            360      358     80  7.375  12/1/2005  1/1/2006  11/1/2035
107350066  Investor   PUD            360      358  79.47  6.625  12/1/2005  1/1/2006  11/1/2035
107333143  Primary    Condominium    360      359     80   7.25   1/1/2006  1/1/2006  12/1/2035
107329271  Primary    SFR            360      359  58.22  6.375   1/1/2006  2/1/2006  12/1/2035
107326239  Primary    PUD            360      359     80   6.75   1/1/2006  1/1/2006  12/1/2035
107321438  Primary    SFR            360      359     95    7.5   1/1/2006  1/1/2006  12/1/2035
107317902  Primary    PUD            360      358     80  5.625  12/1/2005  1/1/2006  11/1/2035
107315989  Investor   SFR            360      358     90  7.875  12/1/2005  1/1/2006  11/1/2035
107315765  Primary    SFR            360      357     80  6.875  11/1/2005  2/1/2006  10/1/2035
107315685  Primary    SFR            360      357  94.13    6.5  11/1/2005  1/1/2006  10/1/2035
107315597  Investor   SFR            360      357     80  7.625  11/1/2005  2/1/2006  10/1/2035
107314757  Primary    SFR            360      358     70  6.625  12/1/2005  2/1/2006  11/1/2035
107312645  Primary    SFR            360      359   79.2  6.375   1/1/2006  1/1/2006  12/1/2035
107311829  Secondary  PUD            360      359  89.95   6.75   1/1/2006  1/1/2006  12/1/2035
107311605  Primary    SFR            360      359     80   6.25   1/1/2006  2/1/2006  12/1/2035
107309460  Primary    PUD            360      359  45.81  5.875   1/1/2006  1/1/2006  12/1/2035
107308660  Primary    Condominium    360      359     90   6.25   1/1/2006  2/1/2006  12/1/2035
107287706  Primary    SFR            360      359     80      6   1/1/2006  1/1/2006  12/1/2035
107282425  Investor   SFR            360      359     80  6.625   1/1/2006  2/1/2006  12/1/2035
107279577  Primary    SFR            360      359     80  6.875   1/1/2006  1/1/2006  12/1/2035
107278977  Primary    SFR            360      358  58.15    6.5  12/1/2005  1/1/2006  11/1/2035
107278897  Primary    PUD            360      358  69.98  6.625  12/1/2005  1/1/2006  11/1/2035
107278737  Primary    PUD            360      358  69.88  5.875  12/1/2005  2/1/2006  11/1/2035
107276096  Primary    SFR            360      358     80  6.875  12/1/2005  1/1/2006  11/1/2035
107276008  Secondary  Condominium    360      355     80  6.625   9/1/2005  2/1/2006   8/1/2035
107274416  Primary    SFR            360      359     80  6.375   1/1/2006  2/1/2006  12/1/2035
107267551  Primary    SFR            360      359     90    7.5   1/1/2006  2/1/2006  12/1/2035
107266943  Primary    Condominium    360      359     80    6.5   1/1/2006  1/1/2006  12/1/2035
107265287  Primary    Condominium    360      359   62.5    6.5   1/1/2006  1/1/2006  12/1/2035
107262615  Primary    SFR            360      358  79.17  5.875  12/1/2005  2/1/2006  11/1/2035
107262479  Primary    SFR            360      358     80  6.375  12/1/2005  1/1/2006  11/1/2035
107261695  Investor   SFR            360      359  74.07  6.375   1/1/2006  1/1/2006  12/1/2035
107260014  Investor   SFR            360      358     75   6.25  12/1/2005  1/1/2006  11/1/2035
107259910  Primary    Condominium    360      358  78.46   5.75  12/1/2005  2/1/2006  11/1/2035
107259838  Secondary  PUD            360      358     80   6.75  12/1/2005  1/1/2006  11/1/2035
107259670  Primary    PUD            360      358     70   6.25  12/1/2005  2/1/2006  11/1/2035
107257662  Investor   SFR            360      358     80   7.25  12/1/2005  1/1/2006  11/1/2035
107256982  Primary    Condominium    360      358     80   5.75  12/1/2005  1/1/2006  11/1/2035
107253509  Primary    SFR            360      359  60.18  5.875   1/1/2006  1/1/2006  12/1/2035
107252285  Primary    SFR            360      358  32.66   6.25  12/1/2005  1/1/2006  11/1/2035
107252141  Primary    Condominium    360      358  79.99  6.375  12/1/2005  2/1/2006  11/1/2035
107251485  Primary    SFR            360      358     80      6  12/1/2005  1/1/2006  11/1/2035
107251421  Primary    SFR            360      358     80    6.5  12/1/2005  2/1/2006  11/1/2035
107250021  Primary    Condominium    360      358     80  6.625  12/1/2005  2/1/2006  11/1/2035
107249853  Primary    SFR            360      358  66.57    5.5  12/1/2005  2/1/2006  11/1/2035
107249629  Primary    PUD            360      358     80  6.625  12/1/2005  1/1/2006  11/1/2035
107249277  Secondary  Condominium    360      358     80  6.625  12/1/2005  1/1/2006  11/1/2035
107248901  Primary    PUD            360      358     80    5.5  12/1/2005  2/1/2006  11/1/2035
107248805  Primary    PUD            360      358     80  5.625  12/1/2005  1/1/2006  11/1/2035
107248605  Primary    PUD            360      358     80   6.25  12/1/2005  2/1/2006  11/1/2035
107248397  Primary    SFR            360      358     80    5.5  12/1/2005  1/1/2006  11/1/2035
107246861  Investor   SFR            360      359     70   6.75   1/1/2006  1/1/2006  12/1/2035
107246789  Primary    SFR            360      359     75      6   1/1/2006  1/1/2006  12/1/2035
107246701  Primary    SFR            360      359     80   6.25   1/1/2006  2/1/2006  12/1/2035
107246517  Primary    SFR            360      358  56.31  6.125  12/1/2005  1/1/2006  11/1/2035
107245941  Investor   SFR            360      359     60   6.75   1/1/2006  1/1/2006  12/1/2035
107245116  Primary    SFR            360      358  68.93   6.25  12/1/2005  2/1/2006  11/1/2035
107244732  Primary    PUD            360      358     80  6.375  12/1/2005  2/1/2006  11/1/2035
107244436  Primary    SFR            360      358     80  5.875  12/1/2005  1/1/2006  11/1/2035

LOANID     PANDI     PTDATE     OBAL        COBAL       PURPOSE   DOC          OAPPVAL       FRTRDATE   CEILING
---------  --------  ---------  ----------  ----------  --------  -----------  ------------  ---------  -------

107356434  1,877.35  12/1/2005  275,200.00  274,769.34  Purchase  Reduced        345,000.00  11/1/2010    13.25
107356210  1,365.00  12/1/2005  252,000.00  252,000.00  Purchase  Full           325,000.00  11/1/2010     12.5
107356082     857.5  12/1/2005  168,000.00  168,000.00  C/O Refi  Full           210,000.00  11/1/2010   12.125
107354210  4,350.00   1/1/2006  720,000.00  720,000.00  C/O Refi  Reduced        900,000.00  11/1/2010    12.25
107353898    973.75  12/1/2005  164,000.00  164,000.00  R/T Refi  Full           185,000.00  11/1/2010   12.125
107353802       944   1/1/2006  188,800.00  188,800.00  Purchase  Full           255,000.00  12/1/2010       12
107353722    809.81  12/1/2005  123,400.00  123,400.00  Purchase  NINA           135,000.00  11/1/2010   12.875
107353434  1,429.84   1/1/2006  197,200.00  196,927.68  Purchase  NINA           260,000.00  11/1/2010   12.875
107352914  1,067.08  12/1/2005  157,600.00  157,600.00  Purchase  NINA           197,000.00  11/1/2010   14.125
107351634  1,305.33   1/1/2006  236,437.00  236,437.00  C/O Refi  SISA           263,000.00  12/1/2010   12.625
107350594  2,851.67  12/1/2005  464,000.00  464,000.00  Purchase  Reduced        580,000.00  11/1/2010   13.375
107350066  1,325.00  12/1/2005  240,000.00  240,000.00  R/T Refi  Reduced        302,000.00  11/1/2010   12.625
107333143  1,116.50   1/1/2006  184,800.00  184,800.00  Purchase  Reduced        231,000.00  12/1/2010    13.25
107329271  3,479.69   1/1/2006  655,000.00  655,000.00  R/T Refi  Alternative  1,125,000.00  12/1/2010   12.375
107326239  2,386.84   1/1/2006  368,000.00  367,683.16  Purchase  SISA           460,000.00  12/1/2010    12.75
107321438    949.88   1/1/2006  135,850.00  135,749.18  Purchase  NINA           144,000.00  12/1/2010     13.5
107317902    916.88  12/1/2005  195,600.00  195,600.00  Purchase  Reduced        248,000.00  11/1/2010   11.625
107315989    590.57  12/1/2005   81,450.00   81,337.53  Purchase  NINA            90,500.00  11/1/2010   12.875
107315765  1,205.42   1/1/2006  210,400.00  210,221.20  Purchase  Reduced        267,000.00  10/1/2010   11.875
107315685    764.83  12/1/2005  141,200.00  141,200.00  R/T Refi  Full           150,000.00  10/1/2010     11.5
107315597    787.07   1/1/2006  111,200.00  110,957.01  Purchase  NINA           149,000.00  10/1/2010       12
107314757  1,008.49   1/1/2006  157,500.00  157,170.89  Purchase  Reduced        225,000.00  11/1/2010   12.625
107312645  2,495.17   1/1/2006  399,950.00  399,579.56  C/O Refi  SISA           505,000.00  12/1/2010   12.375
107311829  1,467.28   1/1/2006  260,850.00  260,850.00  Purchase  Reduced        290,000.00  12/1/2010    12.75
107311605  2,895.83   1/1/2006  556,000.00  556,000.00  Purchase  Reduced        695,000.00  12/1/2010    12.25
107309460    856.77   1/1/2006  175,000.00  175,000.00  C/O Refi  Reduced        382,000.00  12/1/2010   11.875
107308660    855.47   1/1/2006  164,250.00  164,250.00  C/O Refi  Reduced        182,500.00  12/1/2010    12.25
107287706  2,320.00   1/1/2006  464,000.00  464,000.00  Purchase  Full           580,000.00  12/1/2010       12
107282425    249.54   1/1/2006   45,200.00   45,200.00  Purchase  Reduced         88,000.00  12/1/2010   12.625
107279577  1,718.75   1/1/2006  300,000.00  300,000.00  Purchase  Full           375,000.00  12/1/2010   12.875
107278977  3,071.25  12/1/2005  567,000.00  567,000.00  C/O Refi  NINA           975,000.00  11/1/2010     11.5
107278897    898.36  12/1/2005  140,300.00  140,051.74  Purchase  Reduced        205,000.00  11/1/2010   11.625
107278737  2,873.85   1/1/2006  587,000.00  587,000.00  C/O Refi  Reduced        840,000.00  11/1/2010   10.875
107276096  1,406.85  12/1/2005  245,560.00  245,560.00  Purchase  NINA           321,000.00  11/1/2010   11.875
107276008  1,259.85   1/1/2006  228,200.00  228,200.00  Purchase  Reduced        302,000.00   8/1/2010     9.95
107274416  1,402.50   1/1/2006  264,000.00  264,000.00  Purchase  Reduced        330,000.00  12/1/2010   12.375
107267551  1,051.88   1/1/2006  168,300.00  168,300.00  Purchase  NINA           188,000.00  12/1/2010     13.5
107266943    940.33   1/1/2006  173,600.00  173,600.00  Purchase  Full           219,000.00  12/1/2010     12.5
107265287  1,422.15   1/1/2006  225,000.00  224,796.60  C/O Refi  SISA           360,000.00  12/1/2010     12.5
107262615    899.14   1/1/2006  152,000.00  151,689.30  C/O Refi  Reduced        192,000.00  11/1/2010   11.875
107262479    701.25  12/1/2005  132,000.00  132,000.00  Purchase  Reduced        175,000.00  11/1/2010   12.375
107261695       850   1/1/2006  160,000.00  160,000.00  C/O Refi  Reduced        216,000.00  12/1/2010   12.375
107260014    738.86  12/1/2005  120,000.00  119,771.69  C/O Refi  Reduced        160,000.00  11/1/2010    12.25
107259910     977.5   1/1/2006  204,000.00  204,000.00  C/O Refi  Full           260,000.00  11/1/2010    11.75
107259838  1,800.00  12/1/2005  320,000.00  320,000.00  Purchase  SISA           545,000.00  11/1/2010    12.75
107259670  2,435.16   1/1/2006  395,500.00  394,747.52  Purchase  NINA           565,000.00  11/1/2010    12.25
107257662  1,280.83  12/1/2005  212,000.00  212,000.00  C/O Refi  Full           265,000.00  11/1/2010    13.25
107256982  1,054.17  12/1/2005  220,000.00  220,000.00  C/O Refi  Alternative    275,000.00  11/1/2010    10.75
107253509  1,664.58   1/1/2006  340,000.00  340,000.00  C/O Refi  Full           565,000.00  12/1/2010   11.875
107252285  1,692.71  12/1/2005  325,000.00  325,000.00  C/O Refi  NINA           995,000.00  11/1/2010    12.25
107252141  1,203.28   1/1/2006  226,500.00  226,500.00  Purchase  Full           283,172.00  11/1/2010   12.375
107251485  1,966.53  12/1/2005  328,000.00  328,000.00  Purchase  Reduced        440,000.00  11/1/2010       12
107251421  1,365.27   1/1/2006  216,000.00  215,608.40  Purchase  SISA           274,000.00  11/1/2010     12.5
107250021       795   1/1/2006  144,000.00  144,000.00  Purchase  Reduced        180,000.00  11/1/2010   12.625
107249853  1,784.81   1/1/2006  389,412.00  389,412.00  C/O Refi  NINA           585,000.00  11/1/2010     11.5
107249629  1,114.27  12/1/2005  201,830.00  201,830.00  Purchase  Reduced        254,000.00  11/1/2010   12.625
107249277  1,722.50  12/1/2005  312,000.00  312,000.00  Purchase  Reduced        390,000.00  11/1/2010   12.625
107248901  1,413.50   1/1/2006  308,400.00  308,400.00  Purchase  Full           386,000.00  11/1/2010     10.5
107248805  1,050.00  12/1/2005  224,000.00  224,000.00  C/O Refi  Reduced        280,000.00  11/1/2010   10.625
107248605  1,052.00   1/1/2006  202,400.00  201,048.93  Purchase  Full           253,000.00  11/1/2010    11.25
107248397  1,613.33  12/1/2005  352,000.00  352,000.00  C/O Refi  Reduced        440,000.00  11/1/2010     10.5
107246861  1,732.50   1/1/2006  308,000.00  308,000.00  Purchase  SISA           442,000.00  12/1/2010    11.75
107246789  1,732.50   1/1/2006  346,500.00  346,500.00  Purchase  Reduced        462,000.00  12/1/2010       11
107246701  2,916.67   1/1/2006  560,000.00  559,999.67  Purchase  Reduced        700,000.00  12/1/2010    12.25
107246517  1,526.15  12/1/2005  299,000.00  299,000.00  C/O Refi  Reduced        531,000.00  11/1/2010   11.125
107245941  3,375.00   1/1/2006  600,000.00  600,000.00  C/O Refi  SISA         1,000,000.00  12/1/2010    12.75
107245116    976.56   1/1/2006  187,500.00  187,500.00  C/O Refi  Full           272,000.00  11/1/2010    11.25
107244732  1,738.25   1/1/2006  327,200.00  327,200.00  Purchase  Full           410,000.00  11/1/2010   11.375
107244436    732.14  12/1/2005  149,544.00  149,544.00  Purchase  Full           200,000.00  11/1/2010   10.875

LOANID     FLOOR  CAPINT  MARGIN  INDEX       ODATE       ORIGINATOR  SERVICER  LPMI  SVCFEE
---------  -----  ------  ------  ----------  ----------  ----------  --------  ----  ------

107356434   2.75       2    2.75  6 MO LIBOR  10/11/2005  CWHL            CWHL     0    0.25
107356210    6.5       2    2.75  6 MO LIBOR  10/27/2005  CWHL            CWHL     0    0.25
107356082   2.75       2    2.75  6 MO LIBOR  10/26/2005  CWHL            CWHL     0    0.25
107354210   3.75       1    3.75  6 MO LIBOR  10/31/2005  CWHL            CWHL     0    0.25
107353898  3.625       1   3.625  6 MO LIBOR  10/24/2005  CWHL            CWHL     0    0.25
107353802   2.25       2    2.25  6 MO LIBOR   11/1/2005  CWHL            CWHL     0    0.25
107353722  4.375       1   4.375  6 MO LIBOR  10/19/2005  CWHL            CWHL     0    0.25
107353434  4.375       1   4.375  6 MO LIBOR  10/31/2005  CWHL            CWHL     0    0.25
107352914   2.75       2    2.75  6 MO LIBOR  10/26/2005  CWHL            CWHL     0    0.25
107351634   2.25       2    2.25  6 MO LIBOR  11/23/2005  CWHL            CWHL     0    0.25
107350594   2.25       2    2.25  6 MO LIBOR  10/21/2005  CWHL            CWHL     0    0.25
107350066   2.25       2    2.25  6 MO LIBOR  10/26/2005  CWHL            CWHL     0    0.25
107333143   2.25       2    2.25  6 MO LIBOR  11/17/2005  CWHL            CWHL     0    0.25
107329271   2.25       2    2.25  6 MO LIBOR  11/30/2005  CWHL            CWHL     0    0.25
107326239   2.25       2    2.25  6 MO LIBOR   11/1/2005  CWHL            CWHL     0    0.25
107321438   2.25       2    2.25  6 MO LIBOR   11/3/2005  CWHL            CWHL     0    0.25
107317902   2.25       2    2.25  6 MO LIBOR  10/31/2005  CWHL            CWHL     0    0.25
107315989  4.375       1   4.375  6 MO LIBOR  10/17/2005  CWHL            CWHL     0    0.25
107315765  3.375       1   3.375  6 MO LIBOR   9/30/2005  CWHL            CWHL     0    0.25
107315685      3       1       3  6 MO LIBOR   10/4/2005  CWHL            CWHL     0    0.25
107315597  4.625       1   4.625  6 MO LIBOR   9/16/2005  CWHL            CWHL     0    0.25
107314757   2.25       2    2.25  6 MO LIBOR   11/4/2005  CWHL            CWHL     0    0.25
107312645   2.25       2    2.25  6 MO LIBOR  11/16/2005  CWHL            CWHL     0    0.25
107311829   2.25       2    2.25  6 MO LIBOR  11/16/2005  CWHL            CWHL     0    0.25
107311605   2.25       2    2.25  6 MO LIBOR  11/21/2005  CWHL            CWHL     0    0.25
107309460   2.25       2    2.25  6 MO LIBOR  11/23/2005  CWHL            CWHL     0    0.25
107308660   2.25       2    2.25  6 MO LIBOR  11/16/2005  CWHL            CWHL     0    0.25
107287706   2.25       2    2.25  6 MO LIBOR  11/21/2005  CWHL            CWHL     0    0.25
107282425   2.25       2    2.25  6 MO LIBOR  11/15/2005  CWHL            CWHL     0    0.25
107279577   2.25       2    2.25  6 MO LIBOR  11/17/2005  CWHL            CWHL     0    0.25
107278977    6.5       1   2.625  6 MO LIBOR   10/5/2005  CWHL            CWHL     0    0.25
107278897  6.625       1    2.75  6 MO LIBOR  10/27/2005  CWHL            CWHL     0    0.25
107278737   2.25       1    2.25  6 MO LIBOR   10/4/2005  CWHL            CWHL     0    0.25
107276096   2.25       1    2.25  6 MO LIBOR  10/21/2005  CWHL            CWHL     0    0.25
107276008   2.25       2    2.25  6 MO LIBOR   7/19/2005  CWHL            CWHL     0    0.25
107274416   2.25       2    2.25  6 MO LIBOR  11/16/2005  CWHL            CWHL     0    0.25
107267551   2.25       2    2.25  6 MO LIBOR  11/14/2005  CWHL            CWHL     0    0.25
107266943   2.25       2    2.25  6 MO LIBOR  11/11/2005  CWHL            CWHL     0    0.25
107265287   2.25       2    2.25  6 MO LIBOR  11/23/2005  CWHL            CWHL     0    0.25
107262615   2.25       2    2.25  6 MO LIBOR  10/27/2005  CWHL            CWHL     0    0.25
107262479   2.25       2    2.25  6 MO LIBOR  10/31/2005  CWHL            CWHL     0    0.25
107261695   2.25       2    2.25  6 MO LIBOR   11/3/2005  CWHL            CWHL     0    0.25
107260014   2.25       2    2.25  6 MO LIBOR  10/21/2005  CWHL            CWHL     0    0.25
107259910   2.25       2    2.25  6 MO LIBOR  10/21/2005  CWHL            CWHL     0    0.25
107259838   2.75       2    2.75  6 MO LIBOR  10/27/2005  CWHL            CWHL     0    0.25
107259670   2.25       2    2.25  6 MO LIBOR  10/24/2005  CWHL            CWHL     0    0.25
107257662   2.25       2    2.25  6 MO LIBOR  10/19/2005  CWHL            CWHL     0    0.25
107256982   2.25       1    2.25  6 MO LIBOR  10/27/2005  CWHL            CWHL     0    0.25
107253509   2.25       2    2.25  6 MO LIBOR  11/14/2005  CWHL            CWHL     0    0.25
107252285   2.75       2    2.75  6 MO LIBOR  10/24/2005  CWHL            CWHL     0    0.25
107252141   2.25       2    2.25  6 MO LIBOR  10/28/2005  CWHL            CWHL     0    0.25
107251485   2.25       2    2.25  6 MO LIBOR  10/24/2005  CWHL            CWHL     0    0.25
107251421   2.75       2    2.75  6 MO LIBOR  10/24/2005  CWHL            CWHL     0    0.25
107250021   2.25       2    2.25  6 MO LIBOR  10/20/2005  CWHL            CWHL     0    0.25
107249853   2.25       2    2.25  6 MO LIBOR  10/17/2005  CWHL            CWHL     0    0.25
107249629   2.75       2    2.75  6 MO LIBOR  10/26/2005  CWHL            CWHL     0    0.25
107249277   2.75       2    2.75  6 MO LIBOR  10/14/2005  CWHL            CWHL     0    0.25
107248901   2.25       1    2.25  6 MO LIBOR  10/21/2005  CWHL            CWHL     0    0.25
107248805   2.25       1    2.25  6 MO LIBOR  10/18/2005  CWHL            CWHL     0    0.25
107248605   2.25       1    2.25  6 MO LIBOR  10/21/2005  CWHL            CWHL     0    0.25
107248397   2.25       1    2.25  6 MO LIBOR  10/13/2005  CWHL            CWHL     0    0.25
107246861   3.25       1    3.25  6 MO LIBOR   11/1/2005  CWHL            CWHL     0    0.25
107246789   2.25       1    2.25  6 MO LIBOR  10/27/2005  CWHL            CWHL     0    0.25
107246701   2.25       2    2.25  6 MO LIBOR  10/31/2005  CWHL            CWHL     0    0.25
107246517   2.25       1    2.25  6 MO LIBOR  10/25/2005  CWHL            CWHL     0    0.25
107245941   2.25       2    2.25  6 MO LIBOR  10/31/2005  CWHL            CWHL     0    0.25
107245116   2.25       1    2.25  6 MO LIBOR  10/24/2005  CWHL            CWHL     0    0.25
107244732   2.25       1    2.25  6 MO LIBOR  10/21/2005  CWHL            CWHL     0    0.25
107244436   2.25       1    2.25  6 MO LIBOR  10/21/2005  CWHL            CWHL     0    0.25

LOANID     OCC        PROPTYPE     OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE
---------  ---------  -----------  -----  -------  -----  -----  ---------  --------  ---------

107240796  Primary    SFR            360      358     80   5.75  12/1/2005  1/1/2006  11/1/2035
107240476  Investor   SFR            360      358  79.86   7.25  12/1/2005  1/1/2006  11/1/2035
107240156  Primary    SFR            360      358  76.09    6.5  12/1/2005  2/1/2006  11/1/2035
107240052  Investor   Condominium    360      358     75   7.25  12/1/2005  2/1/2006  11/1/2035
107237980  Primary    SFR            360      358  50.83  5.875  12/1/2005  1/1/2006  11/1/2035
107237748  Investor   Condominium    360      358     70    7.5  12/1/2005  1/1/2006  11/1/2035
107237419  Primary    SFR            360      358     80  6.125  12/1/2005  1/1/2006  11/1/2035
107232411  Primary    PUD            360      358  79.99    6.5  12/1/2005  1/1/2006  11/1/2035
107232355  Primary    PUD            360      358     80  5.875  12/1/2005  1/1/2006  11/1/2035
107230059  Primary    Condominium    360      359     80   6.75   1/1/2006  1/1/2006  12/1/2035
107222178  Primary    Condominium    360      359     80   6.25   1/1/2006  2/1/2006  12/1/2035
107220833  Investor   PUD            360      359  79.99  6.375   1/1/2006  2/1/2006  12/1/2035
107218345  Primary    PUD            360      359  72.44  5.875   1/1/2006  1/1/2006  12/1/2035
107217945  Primary    SFR            360      358     80  6.375  12/1/2005  2/1/2006  11/1/2035
107216953  Primary    SFR            360      358  72.87  6.625  12/1/2005  1/1/2006  11/1/2035
107207312  Investor   SFR            360      359     80   6.75   1/1/2006  1/1/2006  12/1/2035
107206688  Investor   SFR            360      358     80   6.75  12/1/2005  1/1/2006  11/1/2035
107206624  Primary    SFR            360      358     80   6.25  12/1/2005  1/1/2006  11/1/2035
107203935  Primary    SFR            360      359     80  6.375   1/1/2006  1/1/2006  12/1/2035
107202583  Primary    SFR            360      358     80   6.25  12/1/2005  1/1/2006  11/1/2035
107201799  Primary    SFR            360      359  74.24  6.125   1/1/2006  1/1/2006  12/1/2035
107198999  Investor   SFR            360      358     80   6.25  12/1/2005  1/1/2006  11/1/2035
107198911  Primary    SFR            360      358     80   6.25  12/1/2005  1/1/2006  11/1/2035
107198175  Primary    SFR            360      358     85    6.5  12/1/2005  1/1/2006  11/1/2035
107182597  Primary    SFR            360      359  79.87      6   1/1/2006  1/1/2006  12/1/2035
107181861  Primary    SFR            360      359  41.51      6   1/1/2006  1/1/2006  12/1/2035
107177724  Primary    Condominium    360      359     80  5.875   1/1/2006  1/1/2006  12/1/2035
107171755  Primary    SFR            360      358     80  6.375  12/1/2005  3/1/2006  11/1/2035
107169955  Primary    SFR            360      359  78.72  5.875   1/1/2006  1/1/2006  12/1/2035
107166563  Primary    PUD            360      358     80    6.5  12/1/2005  1/1/2006  11/1/2035
107161674  Primary    SFR            360      359     80    6.5   1/1/2006  2/1/2006  12/1/2035
107160682  Primary    Condominium    360      358     80      6  12/1/2005  2/1/2006  11/1/2035
107160498  Primary    PUD            360      358     68  5.375  12/1/2005  2/1/2006  11/1/2035
107160322  Secondary  Condominium    360      358     95  6.125  12/1/2005  1/1/2006  11/1/2035
107159322  Primary    SFR            360      358  56.89      6  12/1/2005  1/1/2006  11/1/2035
107157625  Investor   SFR            360      358     75      6  12/1/2005  1/1/2006  11/1/2035
107157593  Primary    SFR            360      358  67.86      6  12/1/2005  2/1/2006  11/1/2035
107156217  Investor   Condominium    360      359     80   6.75   1/1/2006  1/1/2006  12/1/2035
107152705  Primary    SFR            360      358  64.29  6.375  12/1/2005  1/1/2006  11/1/2035
107151241  Investor   Condominium    360      359     80   7.75   1/1/2006  1/1/2006  12/1/2035
107138167  Secondary  Condominium    360      359     95    7.5   1/1/2006  1/1/2006  12/1/2035
107134871  Secondary  SFR            360      359     80      6   1/1/2006  1/1/2006  12/1/2035
107127750  Investor   SFR            360      359     75   6.75   1/1/2006  1/1/2006  12/1/2035
107122645  Primary    PUD            360      359  63.35  5.875   1/1/2006  2/1/2006  12/1/2035
107121589  Primary    PUD            360      359   78.2   6.25   1/1/2006  1/1/2006  12/1/2035
107120149  Primary    PUD            360      359  79.27      6   1/1/2006  1/1/2006  12/1/2035
107119909  Primary    SFR            360      359  86.96   6.75   1/1/2006  1/1/2006  12/1/2035
107119477  Primary    SFR            360      358  36.89  5.875  12/1/2005  1/1/2006  11/1/2035
107117684  Secondary  SFR            360      358     80    6.5  12/1/2005  2/1/2006  11/1/2035
107114588  Investor   PUD            360      359     80   6.75   1/1/2006  1/1/2006  12/1/2035
107114260  Investor   PUD            360      359     80   6.75   1/1/2006  1/1/2006  12/1/2035
107114252  Primary    SFR            360      359     80      6   1/1/2006  1/1/2006  12/1/2035
107114180  Primary    PUD            360      358     80   6.75  12/1/2005  1/1/2006  11/1/2035
107113996  Primary    SFR            360      358     80   6.25  12/1/2005  2/1/2006  11/1/2035
107113908  Primary    SFR            360      358  49.23  5.875  12/1/2005  1/1/2006  11/1/2035
107113852  Primary    SFR            360      358     80      6  12/1/2005  1/1/2006  11/1/2035
107113820  Primary    SFR            360      358     95      6  12/1/2005  1/1/2006  11/1/2035
107109371  Primary    Condominium    360      358     80  6.375  12/1/2005  2/1/2006  11/1/2035
107109107  Primary    SFR            360      358  79.86   6.25  12/1/2005  1/1/2006  11/1/2035
107108891  Primary    Condominium    360      358     80  6.375  12/1/2005  2/1/2006  11/1/2035
107108731  Primary    SFR            360      358     80  5.875  12/1/2005  2/1/2006  11/1/2035
107108419  Primary    Condominium    360      358     80   6.25  12/1/2005  1/1/2006  11/1/2035
107107451  Primary    SFR            360      358     80  6.375  12/1/2005  1/1/2006  11/1/2035
107106491  Investor   4-Family       360      358     65  6.125  12/1/2005  1/1/2006  11/1/2035
107106299  Primary    PUD            360      358  69.97    6.5  12/1/2005  2/1/2006  11/1/2035
107105995  Primary    PUD            360      358     80   6.25  12/1/2005  2/1/2006  11/1/2035
107105955  Primary    SFR            360      358     80      6  12/1/2005  1/1/2006  11/1/2035
107105939  Primary    PUD            360      356     75  6.125  10/1/2005  2/1/2006   9/1/2035
107105299  Primary    PUD            360      358     80    5.5  12/1/2005  1/1/2006  11/1/2035

LOANID     PANDI     PTDATE     OBAL        COBAL       PURPOSE   DOC          OAPPVAL       FRTRDATE   CEILING
---------  --------  ---------  ----------  ----------  --------  -----------  ------------  ---------  -------

107240796  2,913.33  12/1/2005  608,000.00  608,000.00  Purchase  Reduced        792,000.00  11/1/2010    11.75
107240476  1,341.25  12/1/2005  222,000.00  222,000.02  C/O Refi  Full           278,000.00  11/1/2010    13.25
107240156  1,895.83   1/1/2006  350,000.00  350,000.00  C/O Refi  Reduced        460,000.00  11/1/2010     12.5
107240052  3,035.94   1/1/2006  502,500.00  502,500.00  C/O Refi  Reduced        670,000.00  11/1/2010    13.25
107237980  1,356.15  12/1/2005  277,000.00  277,000.00  R/T Refi  Reduced        545,000.00  11/1/2010   11.875
107237748  3,609.38  12/1/2005  577,500.00  577,500.00  C/O Refi  Reduced        825,000.00  11/1/2010     12.5
107237419    978.51  12/1/2005  191,708.00  191,708.00  Purchase  Full           245,000.00  11/1/2010   12.125
107232411  1,663.46  12/1/2005  307,100.00  307,100.00  Purchase  Full           385,000.00  11/1/2010     11.5
107232355  1,214.17  12/1/2005  248,000.00  248,000.00  Purchase  Full           310,000.00  11/1/2010   10.875
107230059  3,262.50   1/1/2006  580,000.00  580,000.00  Purchase  NINA           728,000.00  12/1/2010    12.75
107222178  1,791.67   1/1/2006  344,000.00  344,000.00  Purchase  Reduced        430,000.00  12/1/2010    12.25
107220833  2,973.94   1/1/2006  559,800.00  559,800.00  Purchase  Reduced        710,000.00  12/1/2010   12.375
107218345    979.17   1/1/2006  200,000.00  200,000.00  Purchase  Reduced        277,000.00  12/1/2010   11.875
107217945  1,487.50   1/1/2006  280,000.00  280,000.00  C/O Refi  Full           350,000.00  11/1/2010   12.375
107216953  3,210.36  12/1/2005  581,500.00  581,500.00  R/T Refi  Reduced        798,000.00  11/1/2010   12.625
107207312  1,845.00   1/1/2006  328,000.00  328,000.00  Purchase  Reduced        410,000.00  12/1/2010    12.75
107206688     648.6  12/1/2005  100,000.00   99,827.32  R/T Refi  Full           125,000.00  11/1/2010    12.75
107206624  1,501.86  12/1/2005  243,920.00  243,455.91  Purchase  Reduced        305,900.00  11/1/2010    12.25
107203935  2,562.75   1/1/2006  482,400.00  482,400.00  C/O Refi  Full           603,000.00  12/1/2010   12.375
107202583       950  12/1/2005  182,400.00  182,400.00  R/T Refi  Full           228,000.00  11/1/2010    12.25
107201799  2,501.04   1/1/2006  490,000.00  490,000.00  C/O Refi  Reduced        660,000.00  12/1/2010   12.125
107198999    722.92  12/1/2005  138,800.00  138,800.00  Purchase  Full           175,000.00  11/1/2010    12.25
107198911  1,749.48  12/1/2005  335,900.00  335,900.00  Purchase  Reduced        427,000.00  11/1/2010    12.25
107198175  1,864.28  12/1/2005  294,950.00  294,415.29  C/O Refi  SISA           347,000.00  11/1/2010     12.5
107182597  1,577.50   1/1/2006  315,500.00  315,500.00  C/O Refi  SISA           395,000.00  12/1/2010       12
107181861  1,125.00   1/1/2006  225,000.00  225,000.00  Purchase  Reduced        542,000.00  12/1/2010       12
107177724  4,042.94   1/1/2006  825,791.00  825,791.00  Purchase  Full         1,050,000.00  12/1/2010   11.875
107171755  1,871.61   2/1/2006  300,000.00  299,440.90  C/O Refi  NINA           375,000.00  11/1/2010   12.375
107169955    905.73   1/1/2006  185,000.00  185,000.00  R/T Refi  Full           235,000.00  12/1/2010   11.875
107166563  2,126.42  12/1/2005  392,569.00  392,569.00  Purchase  Reduced        502,000.00  11/1/2010     11.5
107161674  2,773.33   1/1/2006  512,000.00  512,000.00  C/O Refi  Full           640,000.00  12/1/2010     12.5
107160682       792   1/1/2006  158,400.00  158,400.00  Purchase  Reduced        198,000.00  11/1/2010       12
107160498  1,903.65   1/1/2006  425,000.00  425,000.00  C/O Refi  Full           625,000.00  11/1/2010   11.375
107160322       823  12/1/2005  161,240.00  161,240.00  Purchase  Full           175,000.00  11/1/2010   11.125
107159322  1,900.00  12/1/2005  380,000.00  380,000.00  C/O Refi  Reduced        668,000.00  11/1/2010       11
107157625       750  12/1/2005  150,000.00  150,000.00  Purchase  Reduced        215,000.00  11/1/2010       12
107157593  1,798.25   1/1/2006  359,650.00  359,650.00  C/O Refi  NINA           530,000.00  11/1/2010       12
107156217  1,104.75   1/1/2006  196,400.00  196,400.00  Purchase  Reduced        246,500.00  12/1/2010    12.75
107152705  2,390.63  12/1/2005  450,000.00  450,000.00  C/O Refi  Reduced        700,000.00  11/1/2010   12.375
107151241    665.98   1/1/2006  103,120.00  103,120.00  Purchase  Reduced        150,000.00  12/1/2010    13.75
107138167  1,009.38   1/1/2006  161,500.00  161,500.00  Purchase  Full           200,000.00  12/1/2010     13.5
107134871  1,036.00   1/1/2006  207,200.00  207,200.00  Purchase  Reduced        259,000.00  12/1/2010       12
107127750  1,687.50   1/1/2006  300,000.00  300,000.00  Purchase  Reduced        430,000.00  12/1/2010    12.75
107122645  1,063.58   1/1/2006  179,800.00  179,616.69  Purchase  NINA           296,000.00  12/1/2010   11.875
107121589  1,873.18   1/1/2006  359,650.00  359,650.00  Purchase  Full           459,900.00  12/1/2010    12.25
107120149  3,250.00   1/1/2006  650,000.00  650,000.00  C/O Refi  Full           820,000.00  12/1/2010       12
107119909  1,575.00   1/1/2006  280,000.00  280,000.00  R/T Refi  Reduced        322,000.00  12/1/2010    12.75
107119477    660.94  12/1/2005  135,000.00  135,000.00  C/O Refi  Reduced        366,000.00  11/1/2010   11.875
107117684  1,410.46   1/1/2006  260,392.00  260,392.00  Purchase  NINA           326,000.00  11/1/2010     11.5
107114588  1,478.80   1/1/2006  228,000.00  227,803.70  C/O Refi  Full           285,000.00  12/1/2010    12.75
107114260  1,478.80   1/1/2006  228,000.00  227,803.70  C/O Refi  Full           285,000.00  12/1/2010    12.75
107114252       860   1/1/2006  172,000.00  172,000.00  C/O Refi  Alternative    215,000.00  12/1/2010       12
107114180  1,296.00  12/1/2005  230,400.00  230,400.00  C/O Refi  Reduced        288,000.00  11/1/2010    12.75
107113996  2,395.83   1/1/2006  460,000.00  460,000.00  C/O Refi  Reduced        575,000.00  11/1/2010    12.25
107113908  1,566.67  12/1/2005  320,000.00  320,000.00  C/O Refi  NINA           650,000.00  11/1/2010   11.875
107113852       668  12/1/2005  133,600.00  133,600.00  Purchase  Reduced        167,000.00  11/1/2010       12
107113820  1,187.50  12/1/2005  237,500.00  236,977.16  Purchase  Reduced        255,000.00  11/1/2010       12
107109371     926.5   1/1/2006  174,400.00  174,398.20  C/O Refi  Reduced        218,000.00  11/1/2010   12.375
107109107  2,890.63  12/1/2005  555,000.00  555,000.00  C/O Refi  SISA           695,000.00  11/1/2010    12.25
107108891  1,083.75   1/1/2006  204,000.00  204,000.00  C/O Refi  Full           255,000.00  11/1/2010   12.375
107108731    779.42   1/1/2006  159,200.00  159,200.00  Purchase  Full           207,000.00  11/1/2010   11.875
107108419  1,227.08  12/1/2005  235,600.00  235,600.00  Purchase  Full           295,000.00  11/1/2010    12.25
107107451  1,447.38  12/1/2005  232,000.00  231,569.10  C/O Refi  SISA           290,000.00  11/1/2010   12.375
107106491  1,260.73  12/1/2005  247,000.00  247,000.00  C/O Refi  Reduced        380,000.00  11/1/2010   12.125
107106299  1,175.42   1/1/2006  217,000.00  217,000.00  Purchase  Reduced        330,000.00  11/1/2010     11.5
107105995    737.94   1/1/2006  119,850.00  119,621.97  Purchase  SISA           150,000.00  11/1/2010    12.25
107105955  1,712.11  12/1/2005  342,421.00  342,421.00  Purchase  Reduced        430,000.00  11/1/2010       12
107105939  1,064.22   1/1/2006  208,500.00  208,500.00  Purchase  Full           290,000.00   9/1/2010   12.125
107105299  1,204.23  12/1/2005  262,740.00  262,740.00  Purchase  Reduced        330,000.00  11/1/2010     11.5

LOANID     FLOOR  CAPINT  MARGIN  INDEX       ODATE       ORIGINATOR  SERVICER  LPMI  SVCFEE
---------  -----  ------  ------  ----------  ----------  ----------  --------  ----  ------

107240796   2.25       2    2.25  6 MO LIBOR  10/19/2005  CWHL        CWHL         0    0.25
107240476   2.25       2    2.25  6 MO LIBOR  10/18/2005  CWHL        CWHL         0    0.25
107240156   2.25       2    2.25  6 MO LIBOR  10/21/2005  CWHL        CWHL         0    0.25
107240052   7.25       2    2.75  6 MO LIBOR  10/25/2005  CWHL        CWHL         0    0.25
107237980   2.25       2    2.25  6 MO LIBOR  10/19/2005  CWHL        CWHL         0    0.25
107237748      4       1       4  6 MO LIBOR  10/27/2005  CWHL        CWHL         0    0.25
107237419   2.25       2    2.25  6 MO LIBOR   10/7/2005  CWHL        CWHL         0    0.25
107232411   2.25       1    2.25  6 MO LIBOR  10/28/2005  CWHL        CWHL         0    0.25
107232355   2.25       1    2.25  6 MO LIBOR  10/28/2005  CWHL        CWHL         0    0.25
107230059   2.25       2    2.25  6 MO LIBOR  11/11/2005  CWHL        CWHL         0    0.25
107222178   2.25       2    2.25  6 MO LIBOR  11/15/2005  CWHL        CWHL         0    0.25
107220833   2.25       2    2.25  6 MO LIBOR   11/8/2005  CWHL        CWHL         0    0.25
107218345   2.25       2    2.25  6 MO LIBOR  11/18/2005  CWHL        CWHL         0    0.25
107217945   2.25       2    2.25  6 MO LIBOR  10/21/2005  CWHL        CWHL         0    0.25
107216953   2.25       2    2.25  6 MO LIBOR   11/2/2005  CWHL        CWHL         0    0.25
107207312   2.25       2    2.25  6 MO LIBOR  11/15/2005  CWHL        CWHL         0    0.25
107206688   2.25       2    2.25  6 MO LIBOR  10/19/2005  CWHL        CWHL         0    0.25
107206624   2.25       2    2.25  6 MO LIBOR  10/31/2005  CWHL        CWHL         0    0.25
107203935   2.25       2    2.25  6 MO LIBOR  11/21/2005  CWHL        CWHL         0    0.25
107202583   2.25       2    2.25  6 MO LIBOR  10/26/2005  CWHL        CWHL         0    0.25
107201799   2.25       2    2.25  6 MO LIBOR   11/9/2005  CWHL        CWHL         0    0.25
107198999   2.25       2    2.25  6 MO LIBOR  10/27/2005  CWHL        CWHL         0    0.25
107198911   2.25       2    2.25  6 MO LIBOR   11/2/2005  CWHL        CWHL         0    0.25
107198175   2.25       2    2.25  6 MO LIBOR  10/19/2005  CWHL        CWHL         0    0.25
107182597   2.25       2    2.25  6 MO LIBOR  11/11/2005  CWHL        CWHL         0    0.25
107181861   2.25       2    2.25  6 MO LIBOR  11/29/2005  CWHL        CWHL         0    0.25
107177724   2.25       2    2.25  6 MO LIBOR   11/9/2005  CWHL        CWHL         0    0.25
107171755   2.25       2    2.25  6 MO LIBOR  10/13/2005  CWHL        CWHL         0    0.25
107169955   2.25       2    2.25  6 MO LIBOR  11/14/2005  CWHL        CWHL         0    0.25
107166563      4       1       4  6 MO LIBOR  10/25/2005  CWHL        CWHL         0    0.25
107161674   2.25       2    2.25  6 MO LIBOR  11/26/2005  CWHL        CWHL         0    0.25
107160682   2.25       2    2.25  6 MO LIBOR  10/31/2005  CWHL        CWHL         0    0.25
107160498   2.25       2    2.25  6 MO LIBOR  10/25/2005  CWHL        CWHL         0    0.25
107160322   2.25       2    2.25  6 MO LIBOR  10/27/2005  CWHL        CWHL         0    0.25
107159322   2.25       1    2.25  6 MO LIBOR  10/26/2005  CWHL        CWHL         0    0.25
107157625   2.25       2    2.25  6 MO LIBOR  10/26/2005  CWHL        CWHL         0    0.25
107157593   2.25       2    2.25  6 MO LIBOR  10/27/2005  CWHL        CWHL         0    0.25
107156217   2.25       2    2.25  6 MO LIBOR  11/17/2005  CWHL        CWHL         0    0.25
107152705   2.25       2    2.25  6 MO LIBOR  10/24/2005  CWHL        CWHL         0    0.25
107151241   2.25       2    2.25  6 MO LIBOR  11/14/2005  CWHL        CWHL         0    0.25
107138167   2.25       2    2.25  6 MO LIBOR  11/10/2005  CWHL        CWHL         0    0.25
107134871   2.25       2    2.25  6 MO LIBOR   11/8/2005  CWHL        CWHL         0    0.25
107127750   2.25       2    2.25  6 MO LIBOR  11/10/2005  CWHL        CWHL         0    0.25
107122645   2.25       2    2.25  6 MO LIBOR  11/10/2005  CWHL        CWHL         0    0.25
107121589   2.25       2    2.25  6 MO LIBOR  10/25/2005  CWHL        CWHL         0    0.25
107120149   2.25       2    2.25  6 MO LIBOR  11/11/2005  CWHL        CWHL         0    0.25
107119909   2.25       2    2.25  6 MO LIBOR  11/15/2005  CWHL        CWHL         0    0.25
107119477   2.25       2    2.25  6 MO LIBOR  10/19/2005  CWHL        CWHL         0    0.25
107117684      4       1       4  6 MO LIBOR  10/20/2005  CWHL        CWHL         0    0.25
107114588   2.25       2    2.25  6 MO LIBOR  11/16/2005  CWHL        CWHL         0    0.25
107114260   2.25       2    2.25  6 MO LIBOR  11/16/2005  CWHL        CWHL         0    0.25
107114252   2.25       2    2.25  6 MO LIBOR  11/10/2005  CWHL        CWHL         0    0.25
107114180   2.25       2    2.25  6 MO LIBOR  10/21/2005  CWHL        CWHL         0    0.25
107113996   2.25       2    2.25  6 MO LIBOR  10/14/2005  CWHL        CWHL         0    0.25
107113908   2.25       2    2.25  6 MO LIBOR  10/24/2005  CWHL        CWHL         0    0.25
107113852   2.25       2    2.25  6 MO LIBOR  10/28/2005  CWHL        CWHL         0    0.25
107113820   2.25       2    2.25  6 MO LIBOR  10/21/2005  CWHL        CWHL         0    0.25
107109371   2.25       2    2.25  6 MO LIBOR  10/24/2005  CWHL        CWHL         0    0.25
107109107   2.25       2    2.25  6 MO LIBOR  10/21/2005  CWHL        CWHL         0    0.25
107108891   2.25       2    2.25  6 MO LIBOR  10/11/2005  CWHL        CWHL         0    0.25
107108731   2.25       2    2.25  6 MO LIBOR  10/13/2005  CWHL        CWHL         0    0.25
107108419   2.25       2    2.25  6 MO LIBOR   10/6/2005  CWHL        CWHL         0    0.25
107107451   2.25       2    2.25  6 MO LIBOR  10/21/2005  CWHL        CWHL         0    0.25
107106491  3.625       2   3.625  6 MO LIBOR  10/14/2005  CWHL        CWHL         0    0.25
107106299   2.75       1    2.75  6 MO LIBOR   10/4/2005  CWHL        CWHL         0    0.25
107105995   2.25       2    2.25  6 MO LIBOR  10/25/2005  CWHL        CWHL         0    0.25
107105955   2.25       2    2.25  6 MO LIBOR  10/28/2005  CWHL        CWHL         0    0.25
107105939  2.625       2   2.625  6 MO LIBOR   8/15/2005  CWHL        CWHL         0    0.25
107105299   2.25       2    2.25  6 MO LIBOR  10/18/2005  CWHL        CWHL         0    0.25

LOANID     OCC        PROPTYPE     OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE
---------  ---------  -----------  -----  -------  -----  -----  ---------  --------  ---------

107105227  Secondary  PUD            360      357     75  6.125  11/1/2005  1/1/2006  10/1/2035
107101570  Primary    Condominium    360      358     80      6  12/1/2005  1/1/2006  11/1/2035
107101562  Primary    SFR            360      358     80    6.5  12/1/2005  2/1/2006  11/1/2035
107101522  Primary    PUD            360      358     80   6.25  12/1/2005  1/1/2006  11/1/2035
107099610  Primary    SFR            360      358     75   5.75  12/1/2005  2/1/2006  11/1/2035
107099474  Primary    SFR            360      358  66.59   6.25  12/1/2005  1/1/2006  11/1/2035
107092329  Primary    SFR            360      359  79.99    6.5   1/1/2006  2/1/2006  12/1/2035
107092281  Primary    SFR            360      359     80    6.5   1/1/2006  2/1/2006  12/1/2035
107089441  Primary    SFR            360      359     80    6.5   1/1/2006  1/1/2006  12/1/2035
107089161  Primary    SFR            360      358  50.61  5.875  12/1/2005  1/1/2006  11/1/2035
107087921  Secondary  PUD            360      358  79.99  5.625  12/1/2005  1/1/2006  11/1/2035
107085096  Primary    PUD            360      358     80  5.875  12/1/2005  1/1/2006  11/1/2035
107084664  Secondary  Condominium    360      358     70   6.25  12/1/2005  2/1/2006  11/1/2035
107084392  Primary    PUD            360      358     80   6.25  12/1/2005  2/1/2006  11/1/2035
107078408  Investor   SFR            360      359  75.92      7   1/1/2006  1/1/2006  12/1/2035
107072175  Primary    SFR            360      358     75      7  12/1/2005  1/1/2006  11/1/2035
107070855  Primary    PUD            360      358     80  6.625  12/1/2005  1/1/2006  11/1/2035
107064486  Primary    SFR            360      359     85    6.5   1/1/2006  2/1/2006  12/1/2035
107061141  Primary    PUD            360      358     80      6  12/1/2005  1/1/2006  11/1/2035
107059853  Primary    SFR            360      358     70   6.25  12/1/2005  2/1/2006  11/1/2035
107059773  Primary    PUD            360      358  77.34   6.25  12/1/2005  1/1/2006  11/1/2035
107059501  Primary    SFR            360      359  64.35  6.375   1/1/2006  2/1/2006  12/1/2035
107058749  Primary    SFR            360      359     90    6.5   1/1/2006  1/1/2006  12/1/2035
107052804  Primary    PUD            360      359  79.55   6.75   1/1/2006  2/1/2006  12/1/2035
107049908  Primary    SFR            360      359     80  5.875   1/1/2006  2/1/2006  12/1/2035
107040883  Primary    SFR            360      359     75  6.875   1/1/2006  1/1/2006  12/1/2035
107040371  Primary    SFR            360      359     80   6.75   1/1/2006  1/1/2006  12/1/2035
107034698  Primary    PUD            360      359     80  6.125   1/1/2006  1/1/2006  12/1/2035
107027009  Primary    PUD            360      358     80      7  12/1/2005  1/1/2006  11/1/2035
107026265  Investor   SFR            360      358     80    6.5  12/1/2005  2/1/2006  11/1/2035
107020384  Investor   SFR            360      358  65.52  6.125  12/1/2005  2/1/2006  11/1/2035
107020232  Primary    PUD            360      358  69.99   6.25  12/1/2005  1/1/2006  11/1/2035
107017272  Primary    PUD            360      358     80   7.25  12/1/2005  2/1/2006  11/1/2035
107017056  Primary    SFR            360      359     80  6.875   1/1/2006  2/1/2006  12/1/2035
107014840  Primary    SFR            360      359  68.38  5.875   1/1/2006  2/1/2006  12/1/2035
107011719  Secondary  PUD            360      359  89.98   6.75   1/1/2006  1/1/2006  12/1/2035
107009407  Primary    SFR            360      358     75  6.875  12/1/2005  1/1/2006  11/1/2035
107001934  Primary    Condominium    360      359     80    6.5   1/1/2006  2/1/2006  12/1/2035
107000222  Primary    SFR            360      358     75  6.875  12/1/2005  1/1/2006  11/1/2035
107000006  Investor   SFR            360      358     80      7  12/1/2005  1/1/2006  11/1/2035
106999974  Investor   SFR            360      358  51.25  6.625  12/1/2005  1/1/2006  11/1/2035
106999918  Primary    SFR            360      358     80      6  12/1/2005  1/1/2006  11/1/2035
106999798  Primary    PUD            360      358     80  6.375  12/1/2005  2/1/2006  11/1/2035
106999742  Primary    Condominium    360      357     80    6.5  11/1/2005  2/1/2006  10/1/2035
106999702  Primary    SFR            360      358  74.07   6.75  12/1/2005  1/1/2006  11/1/2035
106999678  Primary    PUD            360      358  33.15    5.5  12/1/2005  2/1/2006  11/1/2035
106999630  Investor   Condominium    360      357     80      6  11/1/2005  1/1/2006  10/1/2035
106999574  Primary    SFR            360      358  74.15   6.75  12/1/2005  1/1/2006  11/1/2035
106999534  Primary    SFR            360      357     80    6.5  11/1/2005  1/1/2006  10/1/2035
106999494  Primary    PUD            360      359     75      7   1/1/2006  1/1/2006  12/1/2035
106999430  Primary    SFR            360      357     80  6.875  11/1/2005  1/1/2006  10/1/2035
106999254  Primary    SFR            360      357     80    7.5  11/1/2005  1/1/2006  10/1/2035
106999086  Primary    SFR            360      357     80    6.5  11/1/2005  1/1/2006  10/1/2035
106999006  Primary    SFR            360      358   76.8    6.5  12/1/2005  2/1/2006  11/1/2035
106998902  Primary    Condominium    360      358     80   6.25  12/1/2005  1/1/2006  11/1/2035
106998878  Primary    SFR            360      358     65   7.25  12/1/2005  1/1/2006  11/1/2035
106998830  Primary    Condominium    360      358     80  6.375  12/1/2005  1/1/2006  11/1/2035
106998358  Primary    SFR            360      358     80  5.875  12/1/2005  1/1/2006  11/1/2035
106997573  Primary    SFR            360      358     80  5.875  12/1/2005  1/1/2006  11/1/2035
106997509  Secondary  SFR            360      356     80  6.875  10/1/2005  2/1/2006   9/1/2035
106997501  Investor   SFR            360      358     80      7  12/1/2005  1/1/2006  11/1/2035
106997397  Primary    SFR            360      358     70  5.875  12/1/2005  1/1/2006  11/1/2035
106997357  Primary    SFR            360      358  79.99  6.125  12/1/2005  1/1/2006  11/1/2035
106997245  Primary    PUD            360      356     80  6.875  10/1/2005  1/1/2006   9/1/2035
106996989  Investor   Condominium    360      357     75   6.75  11/1/2005  1/1/2006  10/1/2035
106995701  Primary    SFR            360      359     80   6.25   1/1/2006  1/1/2006  12/1/2035
106991333  Investor   4-Family       360      359     80   6.75   1/1/2006  1/1/2006  12/1/2035
106990797  Primary    SFR            360      359     80      6   1/1/2006  1/1/2006  12/1/2035
106982198  Primary    SFR            360      358     80  5.375  12/1/2005  1/1/2006  11/1/2035

LOANID     PANDI     PTDATE     OBAL          COBAL         PURPOSE   DOC          OAPPVAL       FRTRDATE   CEILING
---------  --------  ---------  ------------  ------------  --------  -----------  ------------  ---------  -------

107105227    976.17  12/1/2005    191,250.00    191,250.00  Purchase  Reduced        260,000.00  10/1/2010   12.125
107101570  3,156.00  12/1/2005    631,200.00    631,200.00  Purchase  Reduced        789,000.00  11/1/2010       12
107101562  1,339.98   1/1/2006    212,000.00    211,615.67  C/O Refi  Reduced        265,000.00  11/1/2010     12.5
107101522  1,500.00  12/1/2005    288,000.00    288,000.00  R/T Refi  Reduced        360,000.00  11/1/2010    12.25
107099610  2,012.50   1/1/2006    420,000.00    420,000.00  C/O Refi  Reduced        560,000.00  11/1/2010    11.75
107099474  1,872.92  12/1/2005    359,600.00    359,600.00  Purchase  Reduced        570,000.00  11/1/2010    12.25
107092329  1,569.21   1/1/2006    289,700.00    289,700.00  Purchase  Reduced        380,000.00  12/1/2010     12.5
107092281  1,083.12   1/1/2006    199,960.00    199,960.00  Purchase  Reduced        250,000.00  12/1/2010     12.5
107089441    836.33   1/1/2006    154,400.00    154,400.00  Purchase  Reduced        193,500.00  12/1/2010     12.5
107089161  1,223.96  12/1/2005    250,000.00    250,000.00  C/O Refi  NINA           494,000.00  11/1/2010   11.875
107087921  1,637.11  12/1/2005    349,250.00    349,250.00  Purchase  Full           438,000.00  11/1/2010   11.625
107085096  1,135.83  12/1/2005    232,000.00    232,000.00  C/O Refi  Full           290,000.00  11/1/2010   11.875
107084664  1,745.56   1/1/2006    283,500.00    282,960.60  Purchase  Reduced        425,000.00  11/1/2010    12.25
107084392  1,541.67   1/1/2006    296,000.00    296,000.00  Purchase  Full           370,000.00  11/1/2010    12.25
107078408  1,439.38   1/1/2006    246,750.00    246,750.00  C/O Refi  Reduced        325,000.00  12/1/2010       13
107072175  1,728.13  12/1/2005    296,250.00    296,250.00  C/O Refi  NINA           395,000.00  11/1/2010       13
107070855  2,495.42  12/1/2005    452,000.00    452,000.00  Purchase  Reduced        565,000.00  11/1/2010   12.625
107064486  1,326.00   1/1/2006    244,800.00    244,800.00  C/O Refi  Full           288,000.00  12/1/2010     12.5
107061141  1,148.00  12/1/2005    229,600.00    229,600.00  C/O Refi  Full           287,000.00  11/1/2010       12
107059853  1,513.02   1/1/2006    290,500.00    290,500.00  C/O Refi  NINA           415,000.00  11/1/2010    12.25
107059773  1,873.18  12/1/2005    359,650.00    359,650.00  C/O Refi  Reduced        465,000.00  11/1/2010    12.25
107059501  2,018.75   1/1/2006    380,000.00    380,000.00  C/O Refi  NINA           590,500.00  12/1/2010   12.375
107058749    745.21   1/1/2006    117,900.00    117,793.42  C/O Refi  Alternative    131,000.00  12/1/2010     12.5
107052804  1,751.63   1/1/2006    311,400.00    311,400.00  Purchase  SISA           425,000.00  12/1/2010    12.75
107049908  1,878.04   1/1/2006    383,600.00    382,978.04  C/O Refi  Full           479,500.00  12/1/2010   11.875
107040883     931.2   1/1/2006    141,750.00    141,630.91  C/O Refi  NINA           189,000.00  12/1/2010   12.875
107040371  1,372.50   1/1/2006    244,000.00    244,000.00  Purchase  Reduced        305,000.00  12/1/2010    12.75
107034698  1,715.00   1/1/2006    336,000.00    336,000.00  Purchase  Full           430,000.00  12/1/2010   11.125
107027009  1,742.12  12/1/2005    298,650.00    298,649.54  Purchase  Reduced        374,000.00  11/1/2010       13
107026265       910   1/1/2006    168,000.00    167,999.99  C/O Refi  Alternative    210,000.00  11/1/2010     12.5
107020384     484.9   1/1/2006     95,000.00     95,000.00  R/T Refi  Reduced        145,000.00  11/1/2010   12.125
107020232    889.85  12/1/2005    170,850.00    170,849.96  Purchase  Reduced        250,000.00  11/1/2010    12.25
107017272  1,689.25   1/1/2006    279,600.00    279,600.00  Purchase  Reduced        350,000.00  11/1/2010    12.25
107017056  1,512.50   1/1/2006    264,000.00    264,000.00  Purchase  Reduced        330,000.00  12/1/2010   12.875
107014840  1,023.36   1/1/2006    173,000.00    172,823.62  C/O Refi  Reduced        253,000.00  12/1/2010   11.875
107011719  1,327.22   1/1/2006    235,950.00    235,950.00  Purchase  Reduced        362,000.00  12/1/2010    12.75
107009407  1,362.11  12/1/2005    237,750.00    237,750.00  R/T Refi  Reduced        317,000.00  11/1/2010   12.875
107001934  1,651.00   1/1/2006    304,800.00    304,800.00  Purchase  Reduced        381,000.00  12/1/2010     12.5
107000222  1,740.23  12/1/2005    303,750.00    303,750.00  R/T Refi  Reduced        405,000.00  11/1/2010   11.875
107000006  1,357.22  12/1/2005    204,000.00    203,663.80  Purchase  Reduced        259,000.00  11/1/2010       12
106999974  1,694.90  12/1/2005    307,000.00    307,000.00  Purchase  Reduced        600,000.00  11/1/2010   11.625
106999918  1,620.00  12/1/2005    324,000.00    324,000.00  C/O Refi  Reduced        405,000.00  11/1/2010       11
106999798  1,753.13   1/1/2006    330,000.00    330,000.00  Purchase  Reduced        412,500.00  11/1/2010   11.375
106999742    862.33   1/1/2006    159,200.00    159,200.00  Purchase  Reduced        199,000.00  10/1/2010     11.5
106999702  2,812.50  12/1/2005    500,000.00    500,000.00  Purchase  Reduced        680,000.00  11/1/2010    11.75
106999678    554.13   1/1/2006    121,000.00    120,799.55  C/O Refi  Reduced        365,000.00  11/1/2010     10.5
106999630  1,024.00  12/1/2005    204,800.00    204,800.00  Purchase  Reduced        256,000.00  10/1/2010       11
106999574  2,023.03  12/1/2005    359,650.00    359,650.00  Purchase  Reduced        525,000.00  11/1/2010    11.75
106999534  2,465.67  12/1/2005    455,200.00    455,200.00  Purchase  Reduced        569,000.00  10/1/2010     11.5
106999494  1,750.00   1/1/2006    300,000.00    300,000.00  C/O Refi  Reduced        400,000.00  12/1/2010       13
106999430  1,627.08  12/1/2005    284,000.00    284,000.00  Purchase  Reduced        355,000.00  10/1/2010   11.875
106999254  2,395.00  12/1/2005    383,200.00    383,200.00  Purchase  Reduced        480,000.00  10/1/2010     12.5
106999086  5,416.67  12/1/2005  1,000,000.00  1,000,000.00  Purchase  Reduced      1,250,000.00  10/1/2010     11.5
106999006  1,664.00   1/1/2006    307,200.00    307,199.99  C/O Refi  Reduced        400,000.00  11/1/2010     11.5
106998902  1,206.81  12/1/2005    196,000.00    195,627.07  Purchase  Reduced        245,000.00  11/1/2010    11.25
106998878  5,808.73  12/1/2005    851,500.00    850,167.49  C/O Refi  Reduced      1,310,000.00  11/1/2010    12.25
106998830  1,993.25  12/1/2005    375,200.00    375,200.00  Purchase  Reduced        480,000.00  11/1/2010   11.375
106998358  1,703.75  12/1/2005    348,000.00    348,000.00  Purchase  Reduced        435,000.00  11/1/2010   10.875
106997573  1,468.75  12/1/2005    300,000.00    300,000.00  Purchase  Reduced        395,000.00  11/1/2010   10.875
106997509  1,507.92   1/1/2006    263,200.00    263,200.00  Purchase  Reduced        330,000.00   9/1/2010   11.875
106997501  1,190.00  12/1/2005    204,000.00    204,000.00  Purchase  Reduced        255,000.00  11/1/2010       12
106997397  1,816.35  12/1/2005    371,000.00    371,000.00  Purchase  Reduced        530,000.00  11/1/2010   11.875
106997357  1,159.41  12/1/2005    227,150.00    227,150.00  Purchase  Reduced        290,000.00  11/1/2010   11.125
106997245    982.77  12/1/2005    149,600.00    149,092.21  Purchase  Reduced        196,000.00   9/1/2010   12.875
106996989    558.56  12/1/2005     99,300.00     99,300.00  Purchase  Reduced        133,000.00  10/1/2010    11.75
106995701  1,395.83   1/1/2006    268,000.00    268,000.00  Purchase  Reduced        337,000.00  12/1/2010    12.25
106991333  2,475.00   1/1/2006    440,000.00    440,000.00  Purchase  Reduced        550,000.00  12/1/2010    12.75
106990797  3,160.00   1/1/2006    632,000.00    632,000.00  Purchase  Reduced        810,000.00  12/1/2010       12
106982198  1,307.92  12/1/2005    292,000.00    292,000.00  R/T Refi  Full           365,000.00  11/1/2010   11.375

LOANID     FLOOR  CAPINT  MARGIN  INDEX       ODATE       ORIGINATOR  SERVICER  LPMI  SVCFEE
---------  -----  ------  ------  ----------  ----------  ----------  --------  ----  ------

107105227   2.25       2    2.25  6 MO LIBOR   9/30/2005  CWHL        CWHL         0    0.25
107101570   2.25       2    2.25  6 MO LIBOR  10/28/2005  CWHL        CWHL         0    0.25
107101562   2.25       2    2.25  6 MO LIBOR  10/15/2005  CWHL        CWHL         0    0.25
107101522   2.25       2    2.25  6 MO LIBOR  10/24/2005  CWHL        CWHL         0    0.25
107099610   2.25       2    2.25  6 MO LIBOR   10/6/2005  CWHL        CWHL         0    0.25
107099474   2.25       2    2.25  6 MO LIBOR  10/17/2005  CWHL        CWHL         0    0.25
107092329   2.25       2    2.25  6 MO LIBOR  11/21/2005  CWHL        CWHL         0    0.25
107092281   2.25       2    2.25  6 MO LIBOR   11/8/2005  CWHL        CWHL         0    0.25
107089441   2.25       2    2.25  6 MO LIBOR   11/7/2005  CWHL        CWHL         0    0.25
107089161   2.25       2    2.25  6 MO LIBOR  10/12/2005  CWHL        CWHL         0    0.25
107087921   2.25       2    2.25  6 MO LIBOR  10/24/2005  CWHL        CWHL         0    0.25
107085096   2.25       2    2.25  6 MO LIBOR  10/14/2005  CWHL        CWHL         0    0.25
107084664   2.25       2    2.25  6 MO LIBOR   10/6/2005  CWHL        CWHL         0    0.25
107084392   2.25       2    2.25  6 MO LIBOR  10/14/2005  CWHL        CWHL         0    0.25
107078408   2.25       2    2.25  6 MO LIBOR  11/15/2005  CWHL        CWHL         0    0.25
107072175   2.25       2    2.25  6 MO LIBOR  10/18/2005  CWHL        CWHL         0    0.25
107070855   2.25       2    2.25  6 MO LIBOR  10/21/2005  CWHL        CWHL         0    0.25
107064486   2.25       2    2.25  6 MO LIBOR  11/18/2005  CWHL        CWHL         0    0.25
107061141   2.25       2    2.25  6 MO LIBOR  10/13/2005  CWHL        CWHL         0    0.25
107059853   2.25       2    2.25  6 MO LIBOR  10/19/2005  CWHL        CWHL         0    0.25
107059773   2.25       2    2.25  6 MO LIBOR  10/20/2005  CWHL        CWHL         0    0.25
107059501   2.25       2    2.25  6 MO LIBOR   11/8/2005  CWHL        CWHL         0    0.25
107058749  2.875       2   2.875  6 MO LIBOR   11/7/2005  CWHL        CWHL      0.49    0.25
107052804   2.25       2    2.25  6 MO LIBOR  11/15/2005  CWHL        CWHL         0    0.25
107049908   2.25       2    2.25  6 MO LIBOR  11/11/2005  CWHL        CWHL         0    0.25
107040883   2.25       2    2.25  6 MO LIBOR  11/23/2005  CWHL        CWHL         0    0.25
107040371   2.25       2    2.25  6 MO LIBOR  11/28/2005  CWHL        CWHL         0    0.25
107034698   2.25       1    2.25  6 MO LIBOR  11/21/2005  CWHL        CWHL         0    0.25
107027009    3.5       2     3.5  6 MO LIBOR  10/14/2005  CWHL        CWHL         0    0.25
107026265   2.25       2    2.25  6 MO LIBOR   10/7/2005  CWHL        CWHL         0    0.25
107020384   2.25       2    2.25  6 MO LIBOR  10/25/2005  CWHL        CWHL         0    0.25
107020232   3.75       2    3.75  6 MO LIBOR  10/19/2005  CWHL        CWHL         0    0.25
107017272   2.75       1    2.75  6 MO LIBOR   10/7/2005  CWHL        CWHL         0    0.25
107017056   2.25       2    2.25  6 MO LIBOR  11/16/2005  CWHL        CWHL         0    0.25
107014840   2.25       2    2.25  6 MO LIBOR  11/15/2005  CWHL        CWHL         0    0.25
107011719   2.25       2    2.25  6 MO LIBOR  11/10/2005  CWHL        CWHL         0    0.25
107009407   2.25       2    2.25  6 MO LIBOR  10/25/2005  CWHL        CWHL         0    0.25
107001934   2.25       2    2.25  6 MO LIBOR  11/14/2005  CWHL        CWHL         0    0.25
107000222   2.25       1    2.25  6 MO LIBOR  10/18/2005  CWHL        CWHL         0    0.25
107000006   2.25       1    2.25  6 MO LIBOR  10/20/2005  CWHL        CWHL         0    0.25
106999974   2.25       1    2.25  6 MO LIBOR  10/10/2005  CWHL        CWHL         0    0.25
106999918   2.25       1    2.25  6 MO LIBOR  10/11/2005  CWHL        CWHL         0    0.25
106999798   2.25       1    2.25  6 MO LIBOR   10/4/2005  CWHL        CWHL         0    0.25
106999742   2.25       1    2.25  6 MO LIBOR   9/22/2005  CWHL        CWHL         0    0.25
106999702   2.25       1    2.25  6 MO LIBOR  10/17/2005  CWHL        CWHL         0    0.25
106999678   2.25       1    2.25  6 MO LIBOR   10/4/2005  CWHL        CWHL         0    0.25
106999630   2.25       1    2.25  6 MO LIBOR   9/27/2005  CWHL        CWHL         0    0.25
106999574   2.25       1    2.25  6 MO LIBOR  10/14/2005  CWHL        CWHL         0    0.25
106999534   2.25       1    2.25  6 MO LIBOR   9/30/2005  CWHL        CWHL         0    0.25
106999494   2.25       2    2.25  6 MO LIBOR  11/11/2005  CWHL        CWHL         0    0.25
106999430   2.25       1    2.25  6 MO LIBOR   9/16/2005  CWHL        CWHL         0    0.25
106999254   2.25       1    2.25  6 MO LIBOR   9/22/2005  CWHL        CWHL         0    0.25
106999086   2.25       1    2.25  6 MO LIBOR   9/22/2005  CWHL        CWHL         0    0.25
106999006   2.25       1    2.25  6 MO LIBOR   10/3/2005  CWHL        CWHL         0    0.25
106998902   2.25       1    2.25  6 MO LIBOR  10/14/2005  CWHL        CWHL         0    0.25
106998878   3.75       1    3.75  6 MO LIBOR  10/11/2005  CWHL        CWHL         0    0.25
106998830   2.25       1    2.25  6 MO LIBOR  10/18/2005  CWHL        CWHL         0    0.25
106998358   2.25       1    2.25  6 MO LIBOR   10/5/2005  CWHL        CWHL         0    0.25
106997573   2.25       1    2.25  6 MO LIBOR  10/12/2005  CWHL        CWHL         0    0.25
106997509   2.25       1    2.25  6 MO LIBOR   8/12/2005  CWHL        CWHL         0    0.25
106997501   2.25       1    2.25  6 MO LIBOR  10/12/2005  CWHL        CWHL         0    0.25
106997397  2.375       2   2.375  6 MO LIBOR   10/5/2005  CWHL        CWHL         0    0.25
106997357   2.75       1    2.75  6 MO LIBOR   10/5/2005  CWHL        CWHL         0    0.25
106997245   2.75       2    2.75  6 MO LIBOR   8/25/2005  CWHL        CWHL         0    0.25
106996989   2.25       1    2.25  6 MO LIBOR    9/1/2005  CWHL        CWHL         0    0.25
106995701   2.25       2    2.25  6 MO LIBOR  11/21/2005  CWHL        CWHL         0    0.25
106991333   2.25       2    2.25  6 MO LIBOR   11/8/2005  CWHL        CWHL         0    0.25
106990797   2.25       2    2.25  6 MO LIBOR  11/10/2005  CWHL        CWHL         0    0.25
106982198   2.25       2    2.25  6 MO LIBOR   10/5/2005  CWHL        CWHL         0    0.25

LOANID     OCC        PROPTYPE     OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE
---------  ---------  -----------  -----  -------  -----  -----  ---------  --------  ---------

106982142  Primary    SFR            360      358  72.22      6  12/1/2005  1/1/2006  11/1/2035
106982062  Primary    PUD            360      358  79.78   5.75  12/1/2005  2/1/2006  11/1/2035
106974045  Investor   SFR            360      359     75   6.75   1/1/2006  1/1/2006  12/1/2035
106972597  Primary    SFR            360      359  57.27  6.375   1/1/2006  1/1/2006  12/1/2035
106971501  Primary    SFR            360      358     80   6.75  12/1/2005  1/1/2006  11/1/2035
106971469  Primary    SFR            360      359  79.86  7.125   1/1/2006  1/1/2006  12/1/2035
106971389  Primary    PUD            360      359     80  6.375   1/1/2006  1/1/2006  12/1/2035
106971293  Primary    SFR            360      359     80      6   1/1/2006  1/1/2006  12/1/2035
106971261  Investor   Condominium    360      358  79.43  6.375  12/1/2005  1/1/2006  11/1/2035
106971229  Primary    SFR            360      358     80  5.625  12/1/2005  1/1/2006  11/1/2035
106970917  Primary    SFR            360      358     75  5.875  12/1/2005  1/1/2006  11/1/2035
106970869  Primary    Condominium    360      358     80   6.25  12/1/2005  2/1/2006  11/1/2035
106970677  Primary    PUD            360      358     80   5.75  12/1/2005  1/1/2006  11/1/2035
106967501  Secondary  PUD            360      358  79.99  7.125  12/1/2005  1/1/2006  11/1/2035
106967381  Primary    PUD            360      358  79.99   8.25  12/1/2005  1/1/2006  11/1/2035
106967284  Primary    SFR            360      359     80  6.625   1/1/2006  2/1/2006  12/1/2035
106967156  Primary    SFR            360      358     80   7.25  12/1/2005  1/1/2006  11/1/2035
106959852  Primary    SFR            360      359     80  6.625   1/1/2006  1/1/2006  12/1/2035
106951699  Investor   SFR            360      359  79.08  6.875   1/1/2006  2/1/2006  12/1/2035
106950914  Primary    SFR            360      359     80      6   1/1/2006  1/1/2006  12/1/2035
106949506  Primary    SFR            360      358  70.37      6  12/1/2005  2/1/2006  11/1/2035
106949290  Primary    Condominium    360      358     80   6.75  12/1/2005  2/1/2006  11/1/2035
106945258  Primary    SFR            360      359     80   6.25   1/1/2006  2/1/2006  12/1/2035
106944762  Primary    Condominium    360      358     80    6.5  12/1/2005  1/1/2006  11/1/2035
106944674  Primary    SFR            360      358     80  5.875  12/1/2005  1/1/2006  11/1/2035
106941225  Investor   SFR            360      359     80  6.875   1/1/2006  1/1/2006  12/1/2035
106935753  Secondary  PUD            360      358     65      6  12/1/2005  1/1/2006  11/1/2035
106930680  Primary    SFR            360      359     80  6.125   1/1/2006  2/1/2006  12/1/2035
106926895  Primary    Condominium    360      358     80      6  12/1/2005  1/1/2006  11/1/2035
106924111  Investor   PUD            360      358     80  6.875  12/1/2005  1/1/2006  11/1/2035
106923815  Primary    PUD            360      358     80  5.875  12/1/2005  1/1/2006  11/1/2035
106923647  Investor   SFR            360      358     75    6.5  12/1/2005  2/1/2006  11/1/2035
106921591  Secondary  PUD            360      358     75  6.875  12/1/2005  1/1/2006  11/1/2035
106921399  Primary    PUD            360      358     80    7.5  12/1/2005  1/1/2006  11/1/2035
106921319  Primary    Condominium    360      358     80    7.5  12/1/2005  1/1/2006  11/1/2035
106921007  Investor   SFR            360      358     65  6.375  12/1/2005  1/1/2006  11/1/2035
106920927  Primary    Condominium    360      358  72.22   7.25  12/1/2005  1/1/2006  11/1/2035
106920759  Investor   Condominium    360      358  79.36  7.375  12/1/2005  1/1/2006  11/1/2035
106920679  Primary    PUD            360      358     80   7.25  12/1/2005  1/1/2006  11/1/2035
106920471  Primary    PUD            360      358     80    6.5  12/1/2005  1/1/2006  11/1/2035
106920391  Primary    PUD            360      358     80  6.875  12/1/2005  2/1/2006  11/1/2035
106920383  Primary    SFR            360      358  52.63   6.25  12/1/2005  1/1/2006  11/1/2035
106920287  Primary    PUD            360      358  66.04    5.5  12/1/2005  1/1/2006  11/1/2035
106918086  Primary    PUD            360      359  68.89  6.125   1/1/2006  1/1/2006  12/1/2035
106909677  Primary    SFR            360      359  68.18    6.5   1/1/2006  1/1/2006  12/1/2035
106909341  Primary    PUD            360      359     70   6.25   1/1/2006  1/1/2006  12/1/2035
106905045  Primary    PUD            360      358     80  6.875  12/1/2005  1/1/2006  11/1/2035
106904381  Primary    PUD            360      358     80   6.25  12/1/2005  1/1/2006  11/1/2035
106904077  Investor   SFR            360      358     80  6.875  12/1/2005  1/1/2006  11/1/2035
106903829  Investor   Condominium    360      358  64.76   6.25  12/1/2005  1/1/2006  11/1/2035
106896020  Primary    SFR            360      358     80  6.375  12/1/2005  1/1/2006  11/1/2035
106895988  Primary    PUD            360      358  77.27  6.625  12/1/2005  1/1/2006  11/1/2035
106889371  Primary    SFR            360      359     80  6.375   1/1/2006  1/1/2006  12/1/2035
106886378  Primary    Condominium    360      358  79.45   5.75  12/1/2005  2/1/2006  11/1/2035
106885218  Primary    Condominium    360      358     80  6.125  12/1/2005  1/1/2006  11/1/2035
106868344  Secondary  Condominium    360      359     75  5.875   1/1/2006  1/1/2006  12/1/2035
106866736  Primary    SFR            360      359  22.91  5.875   1/1/2006  2/1/2006  12/1/2035
106854070  Investor   PUD            360      358  89.65  6.375  12/1/2005  1/1/2006  11/1/2035
106852630  Primary    Condominium    360      359     80  6.375   1/1/2006  1/1/2006  12/1/2035
106850742  Primary    SFR            360      359  55.91      6   1/1/2006  2/1/2006  12/1/2035
106847301  Primary    PUD            360      359     80  5.875   1/1/2006  2/1/2006  12/1/2035
106839076  Primary    Condominium    360      358     70   6.25  12/1/2005  1/1/2006  11/1/2035
106838748  Primary    SFR            360      358     80  6.125  12/1/2005  1/1/2006  11/1/2035
106835636  Primary    PUD            360      359     80    6.5   1/1/2006  2/1/2006  12/1/2035
106827979  Investor   Condominium    360      358  79.99   6.75  12/1/2005  1/1/2006  11/1/2035
106822082  Primary    SFR            360      359     80   6.25   1/1/2006  1/1/2006  12/1/2035
106813105  Primary    SFR            360      359     90  7.125   1/1/2006  1/1/2006  12/1/2035
106812529  Primary    SFR            360      359  88.32  6.375   1/1/2006  1/1/2006  12/1/2035
106811521  Investor   SFR            360      357     80    7.5  11/1/2005  2/1/2006  10/1/2035

LOANID     PANDI     PTDATE     OBAL          COBAL         PURPOSE   DOC          OAPPVAL       FRTRDATE   CEILING
---------  --------  ---------  ------------  ------------  --------  -----------  ------------  ---------  -------

106982142  3,249.73  12/1/2005    650,000.00    649,945.83  C/O Refi  Full           900,000.00  11/1/2010       12
106982062    680.42   1/1/2006    142,000.00    142,000.00  R/T Refi  Full           178,000.00  11/1/2010    11.75
106974045    704.53   1/1/2006    125,250.00    125,250.00  C/O Refi  Reduced        167,000.00  12/1/2010    12.75
106972597  1,673.44   1/1/2006    315,000.00    315,000.00  C/O Refi  NINA           550,000.00  12/1/2010   12.375
106971501    726.43  12/1/2005    112,000.00    111,806.60  C/O Refi  Reduced        140,000.00  11/1/2010    12.75
106971469    659.06   1/1/2006    111,000.00    111,000.00  Purchase  NINA           140,000.00  12/1/2010   13.125
106971389  2,890.00   1/1/2006    544,000.00    544,000.00  Purchase  Reduced        715,000.00  12/1/2010   12.375
106971293  3,604.00   1/1/2006    720,800.00    720,800.00  Purchase  Full           901,000.00  12/1/2010       12
106971261       595  12/1/2005    112,000.00    112,000.00  Purchase  Reduced        141,000.00  11/1/2010   12.375
106971229  1,181.25  12/1/2005    252,000.00    252,000.00  R/T Refi  Full           315,000.00  11/1/2010   11.625
106970917  1,652.34  12/1/2005    337,500.00    337,500.00  C/O Refi  Full           450,000.00  11/1/2010   11.875
106970869    979.17   1/1/2006    188,000.00    188,000.00  Purchase  Reduced        240,000.00  11/1/2010    12.25
106970677  1,196.00  12/1/2005    249,600.00    249,600.00  Purchase  Reduced        312,000.00  11/1/2010    11.75
106967501  1,555.63  12/1/2005    262,000.00    262,000.00  Purchase  Reduced        335,000.00  11/1/2010   12.125
106967381  1,083.16  12/1/2005    157,550.00    157,550.00  Purchase  SISA           214,000.00  11/1/2010    13.25
106967284  1,391.25   1/1/2006    252,000.00    252,000.00  Purchase  Reduced        315,000.00  12/1/2010   12.625
106967156  1,266.33  12/1/2005    209,600.00    209,598.99  Purchase  NINA           263,000.00  11/1/2010    12.25
106959852  3,180.00   1/1/2006    576,000.00    576,000.00  C/O Refi  Full           720,000.00  12/1/2010   12.625
106951699  1,472.40   1/1/2006    257,000.00    257,000.00  Purchase  Reduced        327,000.00  12/1/2010   12.875
106950914  4,796.40   1/1/2006    800,000.00    799,203.60  R/T Refi  Full         1,000,000.00  12/1/2010       12
106949506  2,278.29   1/1/2006    380,000.00    379,241.53  Purchase  Full           540,000.00  11/1/2010       12
106949290  2,137.50   1/1/2006    380,000.00    380,000.00  C/O Refi  Reduced        475,000.00  11/1/2010    12.75
106945258       975   1/1/2006    187,200.00    187,200.00  C/O Refi  Reduced        234,000.00  12/1/2010    12.25
106944762  1,061.87  12/1/2005    168,000.00    167,695.44  Purchase  Reduced        210,000.00  11/1/2010     12.5
106944674  1,410.00  12/1/2005    288,000.00    288,000.00  C/O Refi  Reduced        360,000.00  11/1/2010   11.875
106941225  2,005.21   1/1/2006    350,000.00    350,000.00  Purchase  Reduced        440,000.00  12/1/2010   12.875
106935753       663  12/1/2005    132,600.00    132,600.00  Purchase  Reduced        251,000.00  11/1/2010       12
106930680  2,225.42   1/1/2006    436,000.00    436,000.00  Purchase  Reduced        545,000.00  12/1/2010   12.125
106926895  1,120.00  12/1/2005    224,000.00    224,000.00  R/T Refi  Reduced        280,000.00  11/1/2010       12
106924111  1,237.50  12/1/2005    216,000.00    215,999.97  Purchase  Full           280,000.00  11/1/2010   12.875
106923815  2,011.23  12/1/2005    340,000.00    339,304.16  C/O Refi  Full           425,000.00  11/1/2010   11.875
106923647  1,044.07   1/1/2006    192,750.00    192,749.99  Purchase  Full           257,000.00  11/1/2010     12.5
106921591  1,117.19  12/1/2005    195,000.00    195,000.00  Purchase  Reduced        265,000.00  11/1/2010   12.875
106921399  1,842.19  12/1/2005    294,750.00    294,750.00  Purchase  Reduced        369,000.00  11/1/2010     12.5
106921319       975  12/1/2005    156,000.00    156,000.00  Purchase  SISA           195,000.00  11/1/2010     12.5
106921007  1,257.10  12/1/2005    201,500.00    201,125.75  C/O Refi  NINA           310,000.00  11/1/2010   12.375
106920927  4,434.15  12/1/2005    650,000.00    648,982.80  Purchase  NINA           900,000.00  11/1/2010    13.25
106920759    926.49  12/1/2005    150,750.00    150,750.00  Purchase  Reduced        190,000.00  11/1/2010   12.375
106920679  1,473.26  12/1/2005    243,850.00    243,850.00  Purchase  Reduced        305,000.00  11/1/2010    12.25
106920471  2,275.00  12/1/2005    420,000.00    420,000.00  Purchase  Reduced        530,000.00  11/1/2010     11.5
106920391  1,614.19   1/1/2006    281,750.00    281,749.99  Purchase  Reduced        353,000.00  11/1/2010   11.875
106920383  1,041.67  12/1/2005    200,000.00    200,000.00  C/O Refi  NINA           380,000.00  11/1/2010    12.25
106920287    802.09  12/1/2005    175,000.00    174,999.99  C/O Refi  Reduced        265,000.00  11/1/2010     11.5
106918086  3,164.58   1/1/2006    620,000.00    620,000.00  C/O Refi  Reduced        900,000.00  12/1/2010   12.125
106909677  2,031.25   1/1/2006    375,000.00    375,000.00  C/O Refi  NINA           550,000.00  12/1/2010     12.5
106909341  8,101.04   1/1/2006  1,555,400.00  1,555,400.00  Purchase  Reduced      2,225,000.00  12/1/2010    12.25
106905045  1,649.92  12/1/2005    288,000.00    287,981.18  C/O Refi  Reduced        360,000.00  11/1/2010   11.875
106904381  3,333.33  12/1/2005    640,000.00    640,000.00  C/O Refi  Reduced        800,000.00  11/1/2010    12.25
106904077    786.61  12/1/2005    137,300.00    137,300.00  Purchase  Reduced        185,000.00  11/1/2010   11.875
106903829    960.52  12/1/2005    156,000.00    155,703.19  Purchase  NINA           241,000.00  11/1/2010    12.25
106896020  1,432.25  12/1/2005    269,600.00    269,600.00  Purchase  Full           355,000.00  11/1/2010   12.375
106895988  1,173.18  12/1/2005    212,500.00    212,500.00  R/T Refi  NINA           275,000.00  11/1/2010   12.625
106889371  1,083.75   1/1/2006    204,000.00    204,000.00  C/O Refi  Reduced        255,000.00  12/1/2010   12.375
106886378  1,389.58   1/1/2006    290,000.00    289,979.11  C/O Refi  Reduced        365,000.00  11/1/2010    11.75
106885218    916.63  12/1/2005    179,584.00    179,584.00  Purchase  Reduced        224,480.00  11/1/2010   11.125
106868344  2,845.70   1/1/2006    581,250.00    581,250.00  Purchase  Reduced        775,000.00  12/1/2010   11.875
106866736    489.58   1/1/2006    100,000.00    100,000.00  Purchase  NINA           436,500.00  12/1/2010   11.875
106854070  1,389.75  12/1/2005    261,600.00    261,600.00  Purchase  Alternative    342,000.00  11/1/2010   12.375
106852630  1,572.15   1/1/2006    252,000.00    251,766.60  Purchase  Reduced        315,000.00  12/1/2010   12.375
106850742       615   1/1/2006    123,000.00    123,000.00  C/O Refi  SISA           220,000.00  12/1/2010       12
106847301  1,645.00   1/1/2006    336,000.00    336,000.00  Purchase  Reduced        420,000.00  12/1/2010   11.875
106839076  2,995.46  12/1/2005    486,500.00    485,574.38  Purchase  Reduced        760,000.00  11/1/2010    12.25
106838748  2,695.00  12/1/2005    528,000.00    528,000.00  Purchase  Reduced        669,000.00  11/1/2010   12.125
106835636  1,464.23   1/1/2006    270,320.00    270,320.00  Purchase  Reduced        340,000.00  12/1/2010     12.5
106827979  1,079.44  12/1/2005    191,900.00    191,900.00  Purchase  Full           240,000.00  11/1/2010    11.75
106822082  1,500.00   1/1/2006    288,000.00    288,000.00  Purchase  Reduced        360,000.00  12/1/2010    12.25
106813105  1,100.37   1/1/2006    185,325.00    185,325.00  Purchase  NINA           206,000.00  12/1/2010   13.125
106812529  2,510.16   1/1/2006    472,500.00    472,500.00  R/T Refi  Reduced        535,000.00  12/1/2010   12.375
106811521       520   1/1/2006     83,200.00     83,200.00  Purchase  Reduced        104,000.00  10/1/2010     12.5

LOANID     FLOOR  CAPINT  MARGIN  INDEX       ODATE       ORIGINATOR  SERVICER  LPMI  SVCFEE
---------  -----  ------  ------  ----------  ----------  ----------  --------  ----  ------

106982142   2.25       2    2.25  6 MO LIBOR   10/1/2005  CWHL        CWHL         0    0.25
106982062   2.25       2    2.25  6 MO LIBOR   10/7/2005  CWHL        CWHL         0    0.25
106974045   2.25       2    2.25  6 MO LIBOR  11/18/2005  CWHL        CWHL         0    0.25
106972597   2.25       2    2.25  6 MO LIBOR   11/8/2005  CWHL        CWHL         0    0.25
106971501   2.25       2    2.25  6 MO LIBOR   10/7/2005  CWHL        CWHL         0    0.25
106971469   2.25       2    2.25  6 MO LIBOR   11/2/2005  CWHL        CWHL         0    0.25
106971389   2.25       2    2.25  6 MO LIBOR  11/22/2005  CWHL        CWHL         0    0.25
106971293   2.25       2    2.25  6 MO LIBOR  11/17/2005  CWHL        CWHL         0    0.25
106971261   2.25       2    2.25  6 MO LIBOR   10/6/2005  CWHL        CWHL         0    0.25
106971229   2.25       2    2.25  6 MO LIBOR  10/19/2005  CWHL        CWHL         0    0.25
106970917   2.25       2    2.25  6 MO LIBOR  10/17/2005  CWHL        CWHL         0    0.25
106970869   2.25       2    2.25  6 MO LIBOR   10/4/2005  CWHL        CWHL         0    0.25
106970677   2.25       2    2.25  6 MO LIBOR  10/17/2005  CWHL        CWHL         0    0.25
106967501   2.25       1    2.25  6 MO LIBOR  10/10/2005  CWHL        CWHL         0    0.25
106967381   2.75       1    2.75  6 MO LIBOR  10/12/2005  CWHL        CWHL         0    0.25
106967284   2.25       2    2.25  6 MO LIBOR  11/11/2005  CWHL        CWHL         0    0.25
106967156   2.75       1    2.75  6 MO LIBOR  10/13/2005  CWHL        CWHL         0    0.25
106959852   2.25       2    2.25  6 MO LIBOR  11/17/2005  CWHL        CWHL         0    0.25
106951699   2.25       2    2.25  6 MO LIBOR  11/23/2005  CWHL        CWHL         0    0.25
106950914   2.25       2    2.25  6 MO LIBOR  11/23/2005  CWHL        CWHL         0    0.25
106949506   2.25       2    2.25  6 MO LIBOR  10/21/2005  CWHL        CWHL         0    0.25
106949290   2.25       2    2.25  6 MO LIBOR  10/17/2005  CWHL        CWHL         0    0.25
106945258   2.25       2    2.25  6 MO LIBOR  11/16/2005  CWHL        CWHL         0    0.25
106944762   2.25       2    2.25  6 MO LIBOR   10/7/2005  CWHL        CWHL         0    0.25
106944674   2.25       2    2.25  6 MO LIBOR  10/17/2005  CWHL        CWHL         0    0.25
106941225   2.25       2    2.25  6 MO LIBOR   11/3/2005  CWHL        CWHL         0    0.25
106935753   2.25       2    2.25  6 MO LIBOR  10/12/2005  CWHL        CWHL         0    0.25
106930680   2.25       2    2.25  6 MO LIBOR   11/4/2005  CWHL        CWHL         0    0.25
106926895  2.253       2    2.25  6 MO LIBOR  10/17/2005  CWHL        CWHL         0    0.25
106924111      5       2       5  6 MO LIBOR  10/21/2005  CWHL        CWHL         0    0.25
106923815  2.375       2   2.375  6 MO LIBOR  10/12/2005  CWHL        CWHL         0    0.25
106923647      4       2       4  6 MO LIBOR  10/13/2005  CWHL        CWHL         0    0.25
106921591      5       2       5  6 MO LIBOR  10/17/2005  CWHL        CWHL         0    0.25
106921399   2.75       1    2.75  6 MO LIBOR  10/10/2005  CWHL        CWHL         0    0.25
106921319   2.75       1    2.75  6 MO LIBOR   10/5/2005  CWHL        CWHL         0    0.25
106921007  3.875       2   3.875  6 MO LIBOR  10/14/2005  CWHL        CWHL         0    0.25
106920927  3.625       2   3.625  6 MO LIBOR  10/13/2005  CWHL        CWHL         0    0.25
106920759   2.75       1    2.75  6 MO LIBOR  10/10/2005  CWHL        CWHL         0    0.25
106920679   2.75       1    2.75  6 MO LIBOR  10/12/2005  CWHL        CWHL         0    0.25
106920471   2.25       1    2.25  6 MO LIBOR  10/13/2005  CWHL        CWHL         0    0.25
106920391   2.75       1    2.75  6 MO LIBOR   10/5/2005  CWHL        CWHL         0    0.25
106920383   2.25       2    2.25  6 MO LIBOR  10/18/2005  CWHL        CWHL         0    0.25
106920287   2.25       2    2.25  6 MO LIBOR  10/13/2005  CWHL        CWHL         0    0.25
106918086   2.25       2    2.25  6 MO LIBOR  10/31/2005  CWHL        CWHL         0    0.25
106909677   2.25       2    2.25  6 MO LIBOR   11/3/2005  CWHL        CWHL         0    0.25
106909341   2.25       2    2.25  6 MO LIBOR   11/7/2005  CWHL        CWHL         0    0.25
106905045   2.25       1    2.25  6 MO LIBOR  10/11/2005  CWHL        CWHL         0    0.25
106904381   3.75       2    3.75  6 MO LIBOR  10/12/2005  CWHL        CWHL         0    0.25
106904077   2.25       1    2.25  6 MO LIBOR  10/12/2005  CWHL        CWHL         0    0.25
106903829   3.25       2    3.25  6 MO LIBOR   10/6/2005  CWHL        CWHL         0    0.25
106896020   2.25       2    2.25  6 MO LIBOR  10/21/2005  CWHL        CWHL         0    0.25
106895988   2.25       2    2.25  6 MO LIBOR  10/18/2005  CWHL        CWHL         0    0.25
106889371   2.25       2    2.25  6 MO LIBOR   11/1/2005  CWHL        CWHL         0    0.25
106886378   2.25       2    2.25  6 MO LIBOR  10/13/2005  CWHL        CWHL         0    0.25
106885218  3.625       1   3.625  6 MO LIBOR  10/19/2005  CWHL        CWHL         0    0.25
106868344   2.25       2    2.25  6 MO LIBOR  11/15/2005  CWHL        CWHL         0    0.25
106866736   2.25       2    2.25  6 MO LIBOR   11/4/2005  CWHL        CWHL         0    0.25
106854070   2.25       2    2.25  6 MO LIBOR   11/1/2005  CWHL        CWHL         0    0.25
106852630   2.25       2    2.25  6 MO LIBOR  11/22/2005  CWHL        CWHL         0    0.25
106850742   2.25       2    2.25  6 MO LIBOR  11/10/2005  CWHL        CWHL         0    0.25
106847301   2.25       2    2.25  6 MO LIBOR  10/31/2005  CWHL        CWHL         0    0.25
106839076   2.25       2    2.25  6 MO LIBOR  10/12/2005  CWHL        CWHL         0    0.25
106838748   2.25       2    2.25  6 MO LIBOR  10/18/2005  CWHL        CWHL         0    0.25
106835636   2.25       2    2.25  6 MO LIBOR  11/15/2005  CWHL        CWHL         0    0.25
106827979   2.25       1    2.25  6 MO LIBOR  10/14/2005  CWHL        CWHL         0    0.25
106822082   2.25       2    2.25  6 MO LIBOR  10/31/2005  CWHL        CWHL         0    0.25
106813105   2.25       2    2.25  6 MO LIBOR   11/3/2005  CWHL        CWHL         0    0.25
106812529   2.25       2    2.25  6 MO LIBOR  10/31/2005  CWHL        CWHL         0    0.25
106811521   2.25       1    2.25  6 MO LIBOR    9/2/2005  CWHL        CWHL         0    0.25

LOANID     OCC        PROPTYPE     OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE
---------  ---------  -----------  -----  -------  -----  -----  ---------  --------  ---------

106810681  Primary    SFR            360      358  87.86   6.25  12/1/2005  1/1/2006  11/1/2035
106799672  Primary    PUD            360      358     80    6.5  12/1/2005  1/1/2006  11/1/2035
106799648  Investor   SFR            360      359     80  6.625   1/1/2006  1/1/2006  12/1/2035
106799591  Investor   PUD            360      356     80    6.5  10/1/2005  1/1/2006   9/1/2035
106799495  Primary    PUD            360      358     75  6.875  12/1/2005  1/1/2006  11/1/2035
106799279  Primary    PUD            360      356     80  7.125  10/1/2005  1/1/2006   9/1/2035
106799119  Primary    PUD            360      358     70  7.125  12/1/2005  1/1/2006  11/1/2035
106798671  Investor   PUD            360      358     75  6.625  12/1/2005  1/1/2006  11/1/2035
106798583  Primary    PUD            360      358     80    7.5  12/1/2005  1/1/2006  11/1/2035
106798335  Secondary  SFR            360      358     80  6.875  12/1/2005  2/1/2006  11/1/2035
106798175  Investor   PUD            360      358     80   7.25  12/1/2005  1/1/2006  11/1/2035
106797935  Primary    PUD            360      358     80   7.25  12/1/2005  1/1/2006  11/1/2035
106796215  Secondary  SFR            360      359     80  6.375   1/1/2006  1/1/2006  12/1/2035
106790734  Investor   SFR            360      358     80      7  12/1/2005  2/1/2006  11/1/2035
106789342  Primary    SFR            360      359  67.96  6.375   1/1/2006  2/1/2006  12/1/2035
106786294  Secondary  SFR            360      358  79.99  7.125  12/1/2005  2/1/2006  11/1/2035
106779845  Primary    SFR            360      359  52.83      6   1/1/2006  1/1/2006  12/1/2035
106778253  Primary    SFR            360      359     80  6.125   1/1/2006  1/1/2006  12/1/2035
106777093  Secondary  Condominium    360      358  70.08  5.875  12/1/2005  1/1/2006  11/1/2035
106775548  Primary    SFR            360      359     80  6.375   1/1/2006  2/1/2006  12/1/2035
106772900  Primary    PUD            360      358     80  6.875  12/1/2005  1/1/2006  11/1/2035
106772852  Primary    PUD            360      358     80   6.75  12/1/2005  2/1/2006  11/1/2035
106771932  Secondary  PUD            360      356  79.99  7.375  10/1/2005  2/1/2006   9/1/2035
106771748  Investor   Condominium    360      358     80   6.75  12/1/2005  2/1/2006  11/1/2035
106766211  Primary    PUD            360      358     80    6.5  12/1/2005  2/1/2006  11/1/2035
106764779  Primary    SFR            360      358     80  7.125  12/1/2005  1/1/2006  11/1/2035
106764723  Primary    Condominium    360      355     80  6.875   9/1/2005  1/1/2006   8/1/2035
106764699  Primary    SFR            360      358  64.77   5.75  12/1/2005  2/1/2006  11/1/2035
106764587  Investor   PUD            360      357  74.96   7.25  11/1/2005  2/1/2006  10/1/2035
106764475  Primary    PUD            360      358     70  6.625  12/1/2005  2/1/2006  11/1/2035
106764371  Primary    SFR            360      358     80      7  12/1/2005  2/1/2006  11/1/2035
106764203  Primary    SFR            360      358     80  7.375  12/1/2005  1/1/2006  11/1/2035
106764035  Primary    SFR            360      357     80  6.625  11/1/2005  1/1/2006  10/1/2035
106763939  Investor   SFR            360      358  79.97      7  12/1/2005  1/1/2006  11/1/2035
106759186  Primary    SFR            360      358     80  6.875  12/1/2005  1/1/2006  11/1/2035
106759178  Primary    SFR            360      358     80  7.875  12/1/2005  1/1/2006  11/1/2035
106759106  Investor   PUD            360      357  74.99  6.875  11/1/2005  1/1/2006  10/1/2035
106758970  Primary    PUD            360      357     70  6.625  11/1/2005  1/1/2006  10/1/2035
106758850  Investor   Condominium    360      358     80   7.25  12/1/2005  2/1/2006  11/1/2035
106758770  Primary    Condominium    360      358     80    7.5  12/1/2005  2/1/2006  11/1/2035
106758498  Primary    PUD            360      358     80  7.125  12/1/2005  1/1/2006  11/1/2035
106758458  Investor   Condominium    360      358     65      7  12/1/2005  1/1/2006  11/1/2035
106758378  Primary    SFR            360      357     80    6.5  11/1/2005  1/1/2006  10/1/2035
106758330  Investor   SFR            360      357     80  7.375  11/1/2005  1/1/2006  10/1/2035
106758210  Investor   SFR            360      358     80  7.125  12/1/2005  2/1/2006  11/1/2035
106758114  Investor   Condominium    360      358     80   6.25  12/1/2005  2/1/2006  11/1/2035
106758090  Primary    PUD            360      358     80   5.75  12/1/2005  2/1/2006  11/1/2035
106758018  Investor   SFR            360      358     80    7.5  12/1/2005  1/1/2006  11/1/2035
106757978  Primary    Condominium    360      358     65  5.875  12/1/2005  1/1/2006  11/1/2035
106757818  Primary    SFR            360      357     80    7.5  11/1/2005  2/1/2006  10/1/2035
106757642  Primary    PUD            360      355     80   6.25   9/1/2005  1/1/2006   8/1/2035
106757538  Primary    PUD            360      358     80  6.875  12/1/2005  2/1/2006  11/1/2035
106757514  Primary    PUD            360      358  79.99   5.75  12/1/2005  2/1/2006  11/1/2035
106757466  Primary    SFR            360      357     80  7.375  11/1/2005  1/1/2006  10/1/2035
106757218  Primary    SFR            360      358  64.67    6.5  12/1/2005  2/1/2006  11/1/2035
106756986  Primary    Condominium    360      358     80   6.75  12/1/2005  1/1/2006  11/1/2035
106756778  Investor   SFR            360      358     75  6.875  12/1/2005  2/1/2006  11/1/2035
106756762  Primary    SFR            360      359     80    6.5   1/1/2006  1/1/2006  12/1/2035
106756514  Investor   PUD            360      355     80  7.375   9/1/2005  1/1/2006   8/1/2035
106753178  Investor   SFR            360      358  81.79  7.625  12/1/2005  1/1/2006  11/1/2035
106747921  Primary    Condominium    360      359     80    6.5   1/1/2006  1/1/2006  12/1/2035
106747585  Primary    PUD            360      359     80   6.25   1/1/2006  2/1/2006  12/1/2035
106746233  Primary    SFR            360      359  79.99      6   1/1/2006  1/1/2006  12/1/2035
106746177  Primary    SFR            360      358     80      6  12/1/2005  2/1/2006  11/1/2035
106741088  Primary    SFR            360      359  48.73  5.875   1/1/2006  1/1/2006  12/1/2035
106737672  Primary    SFR            360      357     80  6.625  11/1/2005  2/1/2006  10/1/2035
106736808  Primary    PUD            360      358     80      6  12/1/2005  1/1/2006  11/1/2035
106734967  Primary    SFR            360      359  79.21      5   1/1/2006  1/1/2006  12/1/2035
106731095  Investor   SFR            360      358     80    6.5  12/1/2005  2/1/2006  11/1/2035

LOANID     PANDI     PTDATE     OBAL        COBAL       PURPOSE   DOC      OAPPVAL       FRTRDATE   CEILING
---------  --------  ---------  ----------  ----------  --------  -------  ------------  ---------  -------

106810681  1,281.25  12/1/2005  246,000.00  246,000.00  C/O Refi  SISA       280,000.00  11/1/2010    12.25
106799672  1,196.00  12/1/2005  220,800.00  220,800.00  C/O Refi  SISA       276,000.00  11/1/2010     12.5
106799648  1,161.58   1/1/2006  210,400.00  210,400.00  R/T Refi  Reduced    263,000.00  12/1/2010   12.625
106799591  1,137.72  12/1/2005  180,000.00  179,343.81  Purchase  Reduced    225,000.00   9/1/2010     12.5
106799495  3,843.03  12/1/2005  585,000.00  584,014.25  C/O Refi  NINA       780,000.00  11/1/2010   12.875
106799279  3,111.25  12/1/2005  524,000.00  523,999.25  C/O Refi  NINA       655,000.00   9/1/2010   13.125
106799119  1,704.07  12/1/2005  287,000.00  286,999.02  C/O Refi  NINA       410,000.00  11/1/2010   12.125
106798671  2,401.17  12/1/2005  375,000.00  374,336.46  Purchase  Reduced    500,000.00  11/1/2010   12.625
106798583  2,961.88  12/1/2005  473,900.00  473,900.00  Purchase  NINA       593,000.00  11/1/2010     12.5
106798335  1,558.33   1/1/2006  272,000.00  272,000.00  Purchase  Reduced    340,000.00  11/1/2010   11.875
106798175  1,232.50  12/1/2005  204,000.00  204,000.00  Purchase  Reduced    255,000.00  11/1/2010    12.25
106797935  1,503.47  12/1/2005  248,850.00  248,850.00  Purchase  NINA       335,000.00  11/1/2010    12.25
106796215  1,496.00   1/1/2006  281,600.00  281,600.00  Purchase  Reduced    355,000.00  12/1/2010   12.375
106790734  1,918.00   1/1/2006  328,800.00  328,800.00  Purchase  Reduced    418,000.00  11/1/2010       13
106789342  1,859.38   1/1/2006  350,000.00  350,000.00  C/O Refi  Reduced    515,000.00  12/1/2010   12.375
106786294  1,754.23   1/1/2006  295,450.00  295,450.00  Purchase  Reduced    371,000.00  11/1/2010   12.125
106779845  1,400.00   1/1/2006  280,000.00  280,000.00  C/O Refi  SISA       530,000.00  12/1/2010       12
106778253  1,000.42   1/1/2006  196,000.00  196,000.00  C/O Refi  Full       245,000.00  12/1/2010   12.125
106777093  2,176.20  12/1/2005  445,000.00  444,500.00  C/O Refi  Full       635,000.00  11/1/2010   11.875
106775548  1,487.50   1/1/2006  280,000.00  280,000.00  Purchase  Reduced    350,000.00  12/1/2010   12.375
106772900  1,375.86  12/1/2005  240,150.00  240,150.00  Purchase  Reduced    301,000.00  11/1/2010   12.875
106772852  1,890.00   1/1/2006  336,000.00  336,000.00  Purchase  Reduced    420,000.00  11/1/2010    12.75
106771932  1,614.51   1/1/2006  262,700.00  262,700.00  Purchase  Reduced    330,000.00   9/1/2010   12.375
106771748     607.5   1/1/2006  108,000.00  108,000.00  Purchase  Reduced    135,000.00  11/1/2010    11.75
106766211    872.25   1/1/2006  138,000.00  137,749.82  Purchase  Reduced    180,000.00  11/1/2010     12.5
106764779  1,174.14  12/1/2005  197,750.00  197,750.00  Purchase  Reduced    247,500.00  11/1/2010   12.125
106764723  1,086.25  12/1/2005  189,600.00  189,600.00  Purchase  Reduced    237,000.00   8/1/2010   11.875
106764699  1,197.92   1/1/2006  250,000.00  249,888.96  C/O Refi  Full       386,000.00  11/1/2010    10.75
106764587  2,124.85   1/1/2006  351,700.00  351,700.00  Purchase  NINA       482,000.00  10/1/2010    12.25
106764475  1,275.31   1/1/2006  231,000.00  231,000.00  Purchase  Reduced    330,000.00  11/1/2010   11.625
106764371  1,376.67   1/1/2006  236,000.00  236,000.00  Purchase  Reduced    295,000.00  11/1/2010       12
106764203  2,015.83  12/1/2005  328,000.00  328,000.00  Purchase  Reduced    410,000.00  11/1/2010   12.375
106764035  1,236.67  12/1/2005  224,000.00  224,000.00  Purchase  Reduced    280,000.00  10/1/2010   11.625
106763939    326.08  12/1/2005   55,900.00   55,900.00  Purchase  Reduced     75,000.00  11/1/2010       12
106759186  1,764.58  12/1/2005  308,000.00  308,000.00  Purchase  Reduced    385,000.00  11/1/2010   11.875
106759178  1,575.00  12/1/2005  240,000.00  240,000.00  Purchase  Reduced    300,000.00  11/1/2010   12.875
106759106  1,741.09  12/1/2005  303,900.00  303,900.00  Purchase  Reduced    412,000.00  10/1/2010   11.875
106758970  1,246.33  12/1/2005  225,750.00  225,750.00  Purchase  Reduced    323,000.00  10/1/2010   11.625
106758850  1,387.17   1/1/2006  229,600.00  229,600.00  C/O Refi  NINA       287,000.00  11/1/2010    12.25
106758770       750   1/1/2006  120,000.00  120,000.00  Purchase  Reduced    150,000.00  11/1/2010     12.5
106758498  1,638.75  12/1/2005  276,000.00  276,000.00  Purchase  Reduced    345,000.00  11/1/2010   12.125
106758458    705.25  12/1/2005  120,900.00  120,900.00  Purchase  NINA       186,000.00  11/1/2010       12
106758378  1,200.33  12/1/2005  221,600.00  221,600.00  Purchase  Reduced    277,000.00  10/1/2010     11.5
106758330  1,209.50  12/1/2005  196,800.00  196,800.00  C/O Refi  Reduced    246,000.00  10/1/2010   12.375
106758210    403.75   1/1/2006   68,000.00   67,816.45  Purchase  Full        85,000.00  11/1/2010   12.125
106758114    972.92   1/1/2006  186,800.00  186,800.00  Purchase  Reduced    280,000.00  11/1/2010    11.25
106758090  2,204.17   1/1/2006  460,000.00  460,000.00  Purchase  Full       575,000.00  11/1/2010    10.75
106758018  1,575.00  12/1/2005  252,000.00  252,000.00  Purchase  Reduced    330,000.00  11/1/2010     12.5
106757978    668.28  12/1/2005  136,500.00  136,500.00  Purchase  Reduced    210,000.00  11/1/2010   10.875
106757818  1,290.00   1/1/2006  206,400.00  206,400.00  Purchase  Reduced    258,000.00  10/1/2010     12.5
106757642  1,266.66  12/1/2005  243,200.00  243,199.06  Purchase  Full       308,000.00   8/1/2010    11.25
106757538  1,266.15   1/1/2006  221,000.00  221,000.00  Purchase  Reduced    276,250.00  11/1/2010   11.875
106757514    856.99   1/1/2006  178,850.00  178,850.00  Purchase  Reduced    224,500.00  11/1/2010    10.75
106757466  1,475.00  12/1/2005  240,000.00  240,000.00  Purchase  Reduced    300,000.00  10/1/2010   12.375
106757218  1,313.54   1/1/2006  242,500.00  242,500.00  C/O Refi  Reduced    375,000.00  11/1/2010     11.5
106756986     697.5  12/1/2005  124,000.00  124,000.00  Purchase  Reduced    158,000.00  11/1/2010    11.75
106756778  1,611.33   1/1/2006  281,250.00  281,250.00  Purchase  Reduced    390,000.00  11/1/2010   11.875
106756762  2,842.67   1/1/2006  524,800.00  524,800.00  Purchase  Reduced    656,000.00  12/1/2010     12.5
106756514  3,322.83  12/1/2005  540,700.00  540,664.58  Purchase  Reduced    680,000.00   8/1/2010   12.375
106753178    810.78  12/1/2005  127,600.00  127,598.68  R/T Refi  Full       156,000.00  11/1/2010   13.625
106747921  2,080.00   1/1/2006  384,000.00  384,000.00  Purchase  Reduced    480,000.00  12/1/2010     12.5
106747585  1,479.17   1/1/2006  284,000.00  284,000.00  Purchase  Reduced    357,000.00  12/1/2010    12.25
106746233  1,768.25   1/1/2006  353,650.00  353,650.00  Purchase  Reduced    443,000.00  12/1/2010       12
106746177       648   1/1/2006  129,600.00  129,600.00  Purchase  Reduced    165,000.00  11/1/2010       12
106741088  3,769.79   1/1/2006  770,000.00  770,000.00  C/O Refi  Reduced  1,580,000.00  12/1/2010   11.875
106737672  2,246.21   1/1/2006  350,800.00  349,866.36  Purchase  Reduced    438,500.00  10/1/2010   12.625
106736808  1,100.00  12/1/2005  220,000.00  220,000.00  R/T Refi  Full       275,000.00  11/1/2010       12
106734967  1,666.67   1/1/2006  400,000.00  400,000.00  C/O Refi  Full       505,000.00  12/1/2010       11
106731095  1,061.87   1/1/2006  168,000.00  167,695.44  C/O Refi  Full       210,000.00  11/1/2010     12.5

LOANID     FLOOR  CAPINT  MARGIN  INDEX       ODATE       ORIGINATOR  SERVICER  LPMI  SVCFEE
---------  -----  ------  ------  ----------  ----------  ----------  --------  ----  ------

106810681   2.25       2    2.25  6 MO LIBOR   11/1/2005  CWHL            CWHL     0    0.25
106799672      5       2       5  6 MO LIBOR   9/21/2005  CWHL            CWHL     0    0.25
106799648   2.25       2    2.25  6 MO LIBOR  11/15/2005  CWHL            CWHL     0    0.25
106799591      4       2       4  6 MO LIBOR   8/23/2005  CWHL            CWHL     0    0.25
106799495  4.375       2   4.375  6 MO LIBOR   10/7/2005  CWHL            CWHL     0    0.25
106799279  3.625       2   3.625  6 MO LIBOR   8/23/2005  CWHL            CWHL     0    0.25
106799119   3.75       1    3.75  6 MO LIBOR   10/6/2005  CWHL            CWHL     0    0.25
106798671  4.125       2   4.125  6 MO LIBOR   10/4/2005  CWHL            CWHL     0    0.25
106798583   2.75       1    2.75  6 MO LIBOR  10/11/2005  CWHL            CWHL     0    0.25
106798335   2.25       1    2.25  6 MO LIBOR  10/10/2005  CWHL            CWHL     0    0.25
106798175   2.25       1    2.25  6 MO LIBOR  10/12/2005  CWHL            CWHL     0    0.25
106797935   2.75       1    2.75  6 MO LIBOR  10/18/2005  CWHL            CWHL     0    0.25
106796215   2.25       2    2.25  6 MO LIBOR   11/8/2005  CWHL            CWHL     0    0.25
106790734   2.25       2    2.25  6 MO LIBOR  10/27/2005  CWHL            CWHL     0    0.25
106789342   2.25       2    2.25  6 MO LIBOR   11/3/2005  CWHL            CWHL     0    0.25
106786294   2.25       1    2.25  6 MO LIBOR   10/7/2005  CWHL            CWHL     0    0.25
106779845   2.25       2    2.25  6 MO LIBOR   11/3/2005  CWHL            CWHL     0    0.25
106778253   2.25       2    2.25  6 MO LIBOR  11/17/2005  CWHL            CWHL     0    0.25
106777093   2.25       2    2.25  6 MO LIBOR  10/13/2005  CWHL            CWHL     0    0.25
106775548   2.25       2    2.25  6 MO LIBOR   11/8/2005  CWHL            CWHL     0    0.25
106772900  3.875       2   3.875  6 MO LIBOR  10/12/2005  CWHL            CWHL     0    0.25
106772852   2.25       2    2.25  6 MO LIBOR   10/6/2005  CWHL            CWHL     0    0.25
106771932   2.75       1    2.75  6 MO LIBOR   8/25/2005  CWHL            CWHL     0    0.25
106771748   2.25       1    2.25  6 MO LIBOR  10/10/2005  CWHL            CWHL     0    0.25
106766211   2.25       2    2.25  6 MO LIBOR   10/7/2005  CWHL            CWHL     0    0.25
106764779   2.25       1    2.25  6 MO LIBOR  10/18/2005  CWHL            CWHL     0    0.25
106764723   2.25       2    2.25  6 MO LIBOR   7/22/2005  CWHL            CWHL     0    0.25
106764699   2.25       1    2.25  6 MO LIBOR  10/11/2005  CWHL            CWHL     0    0.25
106764587   2.25       1    2.25  6 MO LIBOR   10/4/2005  CWHL            CWHL     0    0.25
106764475   2.25       1    2.25  6 MO LIBOR  10/12/2005  CWHL            CWHL     0    0.25
106764371   2.25       2    2.25  6 MO LIBOR   10/7/2005  CWHL            CWHL     0    0.25
106764203   2.25       1    2.25  6 MO LIBOR  10/17/2005  CWHL            CWHL     0    0.25
106764035   2.25       1    2.25  6 MO LIBOR   9/30/2005  CWHL            CWHL     0    0.25
106763939   2.25       1    2.25  6 MO LIBOR  10/13/2005  CWHL            CWHL     0    0.25
106759186   2.25       1    2.25  6 MO LIBOR  10/13/2005  CWHL            CWHL     0    0.25
106759178   2.25       1    2.25  6 MO LIBOR  10/14/2005  CWHL            CWHL     0    0.25
106759106   2.25       1    2.25  6 MO LIBOR   9/27/2005  CWHL            CWHL     0    0.25
106758970   2.25       1    2.25  6 MO LIBOR   10/5/2005  CWHL            CWHL     0    0.25
106758850   2.25       2    2.25  6 MO LIBOR   10/7/2005  CWHL            CWHL     0    0.25
106758770   2.25       1    2.25  6 MO LIBOR   10/7/2005  CWHL            CWHL     0    0.25
106758498   2.25       1    2.25  6 MO LIBOR  10/14/2005  CWHL            CWHL     0    0.25
106758458   2.25       1    2.25  6 MO LIBOR   10/7/2005  CWHL            CWHL     0    0.25
106758378   2.25       2    2.25  6 MO LIBOR   10/6/2005  CWHL            CWHL     0    0.25
106758330   2.25       1    2.25  6 MO LIBOR   9/27/2005  CWHL            CWHL     0    0.25
106758210   2.25       1    2.25  6 MO LIBOR   10/5/2005  CWHL            CWHL     0    0.25
106758114   2.25       1    2.25  6 MO LIBOR  10/11/2005  CWHL            CWHL     0    0.25
106758090   2.25       1    2.25  6 MO LIBOR  10/12/2005  CWHL            CWHL     0    0.25
106758018   2.25       1    2.25  6 MO LIBOR  10/11/2005  CWHL            CWHL     0    0.25
106757978   2.25       2    2.25  6 MO LIBOR  10/11/2005  CWHL            CWHL     0    0.25
106757818   2.25       1    2.25  6 MO LIBOR   10/7/2005  CWHL            CWHL     0    0.25
106757642   2.25       1    2.25  6 MO LIBOR   7/25/2005  CWHL            CWHL     0    0.25
106757538   2.25       1    2.25  6 MO LIBOR  10/14/2005  CWHL            CWHL     0    0.25
106757514   2.25       1    2.25  6 MO LIBOR  10/14/2005  CWHL            CWHL     0    0.25
106757466   2.25       1    2.25  6 MO LIBOR   9/30/2005  CWHL            CWHL     0    0.25
106757218   2.25       1    2.25  6 MO LIBOR  10/11/2005  CWHL            CWHL     0    0.25
106756986   2.25       1    2.25  6 MO LIBOR  10/12/2005  CWHL            CWHL     0    0.25
106756778   2.25       1    2.25  6 MO LIBOR  10/12/2005  CWHL            CWHL     0    0.25
106756762   2.25       2    2.25  6 MO LIBOR  11/10/2005  CWHL            CWHL     0    0.25
106756514   2.25       1    2.25  6 MO LIBOR   7/29/2005  CWHL            CWHL     0    0.25
106753178   2.25       2    2.25  6 MO LIBOR  10/28/2005  CWHL            CWHL     0    0.25
106747921   2.25       2    2.25  6 MO LIBOR  11/10/2005  CWHL            CWHL     0    0.25
106747585   2.25       2    2.25  6 MO LIBOR   11/4/2005  CWHL            CWHL     0    0.25
106746233   2.25       2    2.25  6 MO LIBOR   11/4/2005  CWHL            CWHL     0    0.25
106746177   2.25       2    2.25  6 MO LIBOR  10/18/2005  CWHL            CWHL     0    0.25
106741088   2.25       2    2.25  6 MO LIBOR  11/18/2005  CWHL            CWHL     0    0.25
106737672  6.625       2    2.75  6 MO LIBOR   9/15/2005  CWHL            CWHL     0    0.25
106736808   2.25       2    2.25  6 MO LIBOR   10/5/2005  CWHL            CWHL     0    0.25
106734967   2.25       2    2.25  6 MO LIBOR  11/14/2005  CWHL            CWHL     0    0.25
106731095   2.25       2    2.25  6 MO LIBOR   10/7/2005  CWHL            CWHL     0    0.25

LOANID     OCC        PROPTYPE     OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE
---------  ---------  -----------  -----  -------  -----  -----  ---------  --------  ---------

106729303  Investor   SFR            360      358     80      6  12/1/2005  2/1/2006  11/1/2035
106726678  Primary    PUD            360      358     75   7.75  12/1/2005  1/1/2006  11/1/2035
106726566  Investor   SFR            360      358     80  6.375  12/1/2005  1/1/2006  11/1/2035
106726494  Primary    PUD            360      358  69.37      6  12/1/2005  1/1/2006  11/1/2035
106726198  Investor   SFR            360      356  74.99    6.5  10/1/2005  2/1/2006   9/1/2035
106725254  Primary    Condominium    360      359  64.62  6.375   1/1/2006  1/1/2006  12/1/2035
106720358  Primary    SFR            360      358     80  6.125  12/1/2005  2/1/2006  11/1/2035
106713501  Primary    SFR            360      359  61.82   5.75   1/1/2006  1/1/2006  12/1/2035
106712013  Primary    SFR            360      359     80  6.375   1/1/2006  2/1/2006  12/1/2035
106709316  Primary    PUD            360      357  64.94    6.5  11/1/2005  1/1/2006  10/1/2035
106709284  Investor   SFR            360      358     80  7.125  12/1/2005  1/1/2006  11/1/2035
106708980  Primary    Condominium    360      359  74.38  5.875   1/1/2006  1/1/2006  12/1/2035
106702955  Primary    SFR            360      358  58.46  5.875  12/1/2005  1/1/2006  11/1/2035
106702947  Primary    SFR            360      359     90  6.375   1/1/2006  1/1/2006  12/1/2035
106702803  Primary    SFR            360      359     75   6.25   1/1/2006  1/1/2006  12/1/2035
106702531  Primary    SFR            360      359     80    5.5   1/1/2006  2/1/2006  12/1/2035
106699627  Primary    SFR            360      358     80  6.625  12/1/2005  1/1/2006  11/1/2035
106697827  Primary    SFR            360      358   78.1  5.875  12/1/2005  2/1/2006  11/1/2035
106687217  Investor   SFR            360      359     90  6.625   1/1/2006  2/1/2006  12/1/2035
106684377  Primary    SFR            360      359  79.83      6   1/1/2006  1/1/2006  12/1/2035
106684233  Primary    SFR            360      356  77.83  5.875  10/1/2005  1/1/2006   9/1/2035
106679552  Primary    PUD            360      359     80  5.875   1/1/2006  1/1/2006  12/1/2035
106677624  Primary    PUD            360      359     80   6.75   1/1/2006  2/1/2006  12/1/2035
106676472  Investor   Condominium    360      359  78.59  6.375   1/1/2006  1/1/2006  12/1/2035
106672080  Primary    SFR            360      359     80   5.75   1/1/2006  1/1/2006  12/1/2035
106671071  Primary    Condominium    360      359     80   6.75   1/1/2006  1/1/2006  12/1/2035
106669263  Investor   PUD            360      358     80   6.25  12/1/2005  1/1/2006  11/1/2035
106668527  Primary    SFR            360      359     80      6   1/1/2006  1/1/2006  12/1/2035
106660950  Investor   SFR            360      357     80  8.625  11/1/2005  2/1/2006  10/1/2035
106660814  Primary    SFR            360      358   74.8      6  12/1/2005  1/1/2006  11/1/2035
106660086  Secondary  SFR            360      359  68.43      6   1/1/2006  2/1/2006  12/1/2035
106659790  Primary    Condominium    360      357     80  6.875  11/1/2005  1/1/2006  10/1/2035
106659550  Primary    PUD            360      357     80   6.25  11/1/2005  2/1/2006  10/1/2035
106654069  Primary    SFR            360      358     80  6.875  12/1/2005  1/1/2006  11/1/2035
106650261  Primary    PUD            360      359   74.2    6.5   1/1/2006  1/1/2006  12/1/2035
106650253  Investor   SFR            360      359     80   6.75   1/1/2006  1/1/2006  12/1/2035
106649885  Primary    SFR            360      359     80  6.125   1/1/2006  1/1/2006  12/1/2035
106648989  Primary    SFR            360      359   69.9  6.125   1/1/2006  1/1/2006  12/1/2035
106646876  Primary    SFR            360      359  73.33  5.875   1/1/2006  1/1/2006  12/1/2035
106644212  Primary    PUD            360      359  79.98      6   1/1/2006  2/1/2006  12/1/2035
106639067  Primary    PUD            360      358     80    6.5  12/1/2005  1/1/2006  11/1/2035
106635075  Primary    PUD            360      359     80  5.875   1/1/2006  2/1/2006  12/1/2035
106633883  Primary    SFR            360      358  76.19   5.75  12/1/2005  1/1/2006  11/1/2035
106633339  Primary    SFR            360      357     80  6.625  11/1/2005  1/1/2006  10/1/2035
106631538  Primary    SFR            360      358     90  5.625  12/1/2005  1/1/2006  11/1/2035
106631066  Investor   PUD            360      358     80  6.875  12/1/2005  2/1/2006  11/1/2035
106624178  Primary    SFR            360      357     80  6.625  11/1/2005  1/1/2006  10/1/2035
106605871  Primary    SFR            360      358     75  5.375  12/1/2005  2/1/2006  11/1/2035
106605775  Primary    Condominium    360      358     80  5.875  12/1/2005  2/1/2006  11/1/2035
106595590  Secondary  PUD            360      359     80   6.25   1/1/2006  2/1/2006  12/1/2035
106595198  Primary    Condominium    360      358     75  6.125  12/1/2005  1/1/2006  11/1/2035
106589661  Primary    SFR            360      358     80  6.875  12/1/2005  1/1/2006  11/1/2035
106588325  Secondary  PUD            360      358     65   6.25  12/1/2005  1/1/2006  11/1/2035
106588101  Primary    SFR            360      358     80    6.5  12/1/2005  1/1/2006  11/1/2035
106587685  Primary    PUD            360      358  79.99  6.375  12/1/2005  2/1/2006  11/1/2035
106587573  Secondary  PUD            360      358     80      7  12/1/2005  2/1/2006  11/1/2035
106585485  Investor   SFR            360      359     80   6.75   1/1/2006  1/1/2006  12/1/2035
106585125  Primary    SFR            360      358     90  6.125  12/1/2005  1/1/2006  11/1/2035
106576827  Primary    SFR            360      358     80  5.875  12/1/2005  2/1/2006  11/1/2035
106576099  Primary    Condominium    360      358  70.21      6  12/1/2005  2/1/2006  11/1/2035
106575691  Primary    SFR            360      359     78      6   1/1/2006  1/1/2006  12/1/2035
106572058  Investor   Condominium    360      358     80  6.875  12/1/2005  1/1/2006  11/1/2035
106560057  Primary    SFR            360      359     80      6   1/1/2006  1/1/2006  12/1/2035
106559313  Primary    2-Family       360      358   79.7      7  12/1/2005  1/1/2006  11/1/2035
106553704  Primary    PUD            360      358     80   6.25  12/1/2005  1/1/2006  11/1/2035
106552040  Primary    Condominium    360      358     80  6.875  12/1/2005  2/1/2006  11/1/2035
106544287  Primary    PUD            360      358     90  6.625  12/1/2005  2/1/2006  11/1/2035
106539870  Primary    SFR            360      358  77.71  6.125  12/1/2005  2/1/2006  11/1/2035
106537022  Primary    SFR            360      359     70  6.125   1/1/2006  1/1/2006  12/1/2035

LOANID     PANDI     PTDATE     OBAL        COBAL       PURPOSE   DOC          OAPPVAL       FRTRDATE   CEILING
---------  --------  ---------  ----------  ----------  --------  -----------  ------------  ---------  -------

106729303       772   1/1/2006  154,400.00  154,400.00  C/O Refi  Full           193,000.00  11/1/2010       12
106726678  2,513.73  12/1/2005  389,250.00  389,223.14  Purchase  Reduced        525,000.00  11/1/2010    13.75
106726566  1,020.00  12/1/2005  192,000.00  192,000.00  Purchase  Full           245,000.00  11/1/2010   12.375
106726494  1,325.00  12/1/2005  265,000.00  265,000.00  C/O Refi  Reduced        382,000.00  11/1/2010       12
106726198  1,281.58   1/1/2006  236,600.00  236,600.00  Purchase  Full           316,000.00   9/1/2010     11.5
106725254  1,620.31   1/1/2006  305,000.00  305,000.00  C/O Refi  NINA           472,000.00  12/1/2010   12.375
106720358  1,919.17   1/1/2006  376,000.00  376,000.00  C/O Refi  Full           470,000.00  11/1/2010   12.125
106713501  1,140.42   1/1/2006  238,000.00  238,000.00  R/T Refi  Full           385,000.00  12/1/2010    11.75
106712013  1,181.50   1/1/2006  222,400.00  222,400.00  Purchase  Alternative    285,000.00  12/1/2010   12.375
106709316  1,354.17  12/1/2005  250,000.00  250,000.00  C/O Refi  SISA           385,000.00  10/1/2010     12.5
106709284    641.25  12/1/2005  108,000.00  108,000.00  Purchase  Reduced        135,000.00  11/1/2010   13.125
106708980  1,547.57   1/1/2006  316,100.00  316,100.00  C/O Refi  SISA           425,000.00  12/1/2010   11.875
106702955  1,860.42  12/1/2005  380,000.00  380,000.00  C/O Refi  Reduced        650,000.00  11/1/2010   11.875
106702947    842.22   1/1/2006  135,000.00  134,874.97  C/O Refi  Full           150,000.00  12/1/2010   12.375
106702803  2,039.06   1/1/2006  391,500.00  391,500.00  C/O Refi  SISA           522,000.00  12/1/2010    12.25
106702531  2,273.33   1/1/2006  496,000.00  496,000.00  Purchase  Full           620,000.00  12/1/2010     11.5
106699627  1,943.33  12/1/2005  352,000.00  352,000.00  Purchase  SISA           440,000.00  11/1/2010   12.625
106697827  2,007.29   1/1/2006  410,000.00  410,000.00  C/O Refi  Full           525,000.00  11/1/2010   11.875
106687217  1,383.07   1/1/2006  216,000.00  215,809.43  Purchase  Reduced        255,000.00  12/1/2010   12.625
106684377  2,375.00   1/1/2006  475,000.00  475,000.00  C/O Refi  Full           595,000.00  12/1/2010       12
106684233  3,505.42  12/1/2005  716,000.00  716,000.00  Purchase  Reduced        920,000.00   9/1/2010   11.875
106679552  2,486.59   1/1/2006  507,900.00  507,900.00  Purchase  Full           640,000.00  12/1/2010   11.875
106677624  1,871.39   1/1/2006  332,692.00  332,692.00  Purchase  Reduced        436,000.00  12/1/2010    12.75
106676472  1,306.88   1/1/2006  246,000.00  246,000.00  Purchase  Reduced        313,000.00  12/1/2010   12.375
106672080  2,549.17   1/1/2006  532,000.00  532,000.00  Purchase  Full           665,000.00  12/1/2010    11.75
106671071     670.5   1/1/2006  119,200.00  119,200.00  Purchase  Reduced        149,000.00  12/1/2010    12.75
106669263  1,562.50  12/1/2005  300,000.00  300,000.00  C/O Refi  Full           375,000.00  11/1/2010    12.25
106668527  3,700.00   1/1/2006  740,000.00  740,000.00  C/O Refi  Full           925,000.00  12/1/2010       12
106660950    500.25   1/1/2006   69,600.00   69,600.00  Purchase  Reduced         87,000.00  10/1/2010   14.625
106660814  2,300.00  12/1/2005  460,000.00  460,000.00  C/O Refi  Reduced        615,000.00  11/1/2010       12
106660086    851.36   1/1/2006  142,000.00  141,858.64  Purchase  Reduced        208,000.00  12/1/2010       12
106659790  2,291.20  12/1/2005  400,000.00  399,778.53  Purchase  Reduced        510,000.00  10/1/2010   12.875
106659550  1,166.67   1/1/2006  224,000.00  224,000.00  Purchase  Reduced        280,000.00  10/1/2010    12.25
106654069  1,718.75  12/1/2005  300,000.00  300,000.00  Purchase  Reduced        380,000.00  11/1/2010   12.875
106650261  4,923.75   1/1/2006  909,000.00  909,000.00  R/T Refi  Reduced      1,225,000.00  12/1/2010     12.5
106650253    726.75   1/1/2006  129,200.00  129,200.00  Purchase  Reduced        172,000.00  12/1/2010    12.75
106649885    877.92   1/1/2006  172,000.00  172,000.00  Purchase  Reduced        220,000.00  12/1/2010   12.125
106648989  1,837.50   1/1/2006  360,000.00  360,000.00  C/O Refi  Alternative    515,000.00  12/1/2010   12.125
106646876  1,723.33   1/1/2006  352,000.00  352,000.00  R/T Refi  Reduced        480,000.00  12/1/2010   11.875
106644212  1,071.25   1/1/2006  214,250.00  214,250.00  Purchase  Alternative    268,000.00  12/1/2010       12
106639067  1,798.33  12/1/2005  332,000.00  332,000.00  C/O Refi  Full           415,000.00  11/1/2010     12.5
106635075  1,175.00   1/1/2006  240,000.00  240,000.00  C/O Refi  Alternative    300,000.00  12/1/2010   11.875
106633883  1,916.67  12/1/2005  400,000.00  400,000.00  Purchase  Reduced        525,000.00  11/1/2010    11.75
106633339  2,694.17  12/1/2005  488,000.00  488,000.00  Purchase  Reduced        610,000.00  10/1/2010   11.625
106631538  1,425.94  12/1/2005  304,200.00  304,200.00  Purchase  Reduced        350,000.00  11/1/2010   11.625
106631066  2,245.83   1/1/2006  392,000.00  392,000.00  C/O Refi  Reduced        490,000.00  11/1/2010   12.875
106624178  1,675.68  12/1/2005  303,960.00  303,264.89  Purchase  Reduced        379,950.00  10/1/2010   11.625
106605871  2,603.87   1/1/2006  465,000.00  463,955.55  C/O Refi  Full           620,000.00  11/1/2010   11.375
106605775  1,167.17   1/1/2006  238,400.00  238,350.00  C/O Refi  Reduced        298,000.00  11/1/2010   11.875
106595590  1,068.49   1/1/2006  205,150.00  205,150.00  Purchase  Full           257,000.00  12/1/2010    12.25
106595198    673.75  12/1/2005  132,000.00  131,999.30  C/O Refi  Reduced        176,000.00  11/1/2010   12.125
106589661  1,306.25  12/1/2005  228,000.00  228,000.00  Purchase  Reduced        285,000.00  11/1/2010   11.875
106588325  1,543.75  12/1/2005  296,400.00  296,400.00  Purchase  Reduced        460,000.00  11/1/2010    11.25
106588101    892.67  12/1/2005  164,800.00  164,800.00  Purchase  Reduced        206,000.00  11/1/2010     12.5
106587685  1,631.47   1/1/2006  307,100.00  307,100.00  Purchase  Full           384,000.00  11/1/2010   12.375
106587573  1,334.38   1/1/2006  228,750.00  228,750.00  Purchase  Reduced        286,000.00  11/1/2010       12
106585485     832.5   1/1/2006  148,000.00  148,000.00  Purchase  Full           185,000.00  12/1/2010    12.75
106585125  2,078.03  12/1/2005  342,000.00  341,332.50  Purchase  Reduced        380,000.00  11/1/2010   12.125
106576827  1,301.38   1/1/2006  220,000.00  219,550.31  Purchase  Reduced        315,000.00  11/1/2010   11.875
106576099       825   1/1/2006  165,000.00  165,000.00  C/O Refi  Reduced        235,000.00  11/1/2010       12
106575691  1,169.12   1/1/2006  195,000.00  194,805.88  C/O Refi  Alternative    250,000.00  12/1/2010       12
106572058    572.46  12/1/2005   99,920.00   99,920.00  Purchase  Full           133,000.00  11/1/2010   12.875
106560057  2,160.00   1/1/2006  432,000.00  432,000.00  Purchase  Full           540,000.00  12/1/2010       12
106559313  1,248.33  12/1/2005  214,000.00  214,000.00  Purchase  Reduced        269,000.00  11/1/2010       13
106553704  1,608.07  12/1/2005  308,750.00  308,750.00  Purchase  Full           388,000.00  11/1/2010    12.25
106552040  1,260.42   1/1/2006  220,000.00  219,900.00  R/T Refi  Full           275,000.00  11/1/2010   12.875
106544287  1,574.49   1/1/2006  285,190.00  285,099.75  Purchase  NINA           317,000.00  11/1/2010   12.625
106539870  1,832.40   1/1/2006  359,000.00  359,000.00  R/T Refi  Reduced        462,000.00  11/1/2010   12.125
106537022  1,049.01   1/1/2006  205,520.00  205,520.00  C/O Refi  SISA           293,600.00  12/1/2010   12.125

LOANID     FLOOR  CAPINT  MARGIN  INDEX       ODATE       ORIGINATOR  SERVICER  LPMI  SVCFEE
---------  -----  ------  ------  ----------  ----------  ----------  --------  ----  ------

106729303   2.25       2    2.25  6 MO LIBOR   11/1/2005  CWHL        CWHL         0    0.25
106726678   2.75       2    2.75  6 MO LIBOR   10/4/2005  CWHL        CWHL         0    0.25
106726566   2.75       2    2.75  6 MO LIBOR   10/3/2005  CWHL        CWHL         0    0.25
106726494   2.75       2    2.75  6 MO LIBOR   10/4/2005  CWHL        CWHL         0    0.25
106726198   2.75       1    2.75  6 MO LIBOR    8/9/2005  CWHL        CWHL         0    0.25
106725254   2.25       2    2.25  6 MO LIBOR  11/15/2005  CWHL        CWHL         0    0.25
106720358   2.25       2    2.25  6 MO LIBOR  10/20/2005  CWHL        CWHL         0    0.25
106713501   2.25       2    2.25  6 MO LIBOR  11/10/2005  CWHL        CWHL         0    0.25
106712013   2.25       2    2.25  6 MO LIBOR   11/8/2005  CWHL        CWHL         0    0.25
106709316    6.5       2    2.75  6 MO LIBOR   9/13/2005  CWHL        CWHL         0    0.25
106709284  7.125       2    2.75  6 MO LIBOR   10/4/2005  CWHL        CWHL         0    0.25
106708980   2.25       2    2.25  6 MO LIBOR  11/10/2005  CWHL        CWHL         0    0.25
106702955   2.25       2    2.25  6 MO LIBOR  10/25/2005  CWHL        CWHL         0    0.25
106702947  2.875       2   2.875  6 MO LIBOR  10/28/2005  CWHL        CWHL      0.49    0.25
106702803   2.25       2    2.25  6 MO LIBOR  11/11/2005  CWHL        CWHL         0    0.25
106702531   2.25       2    2.25  6 MO LIBOR   11/1/2005  CWHL        CWHL         0    0.25
106699627   2.25       2    2.25  6 MO LIBOR  10/17/2005  CWHL        CWHL         0    0.25
106697827   2.25       2    2.25  6 MO LIBOR  10/27/2005  CWHL        CWHL         0    0.25
106687217   2.25       2    2.25  6 MO LIBOR  11/10/2005  CWHL        CWHL         0    0.25
106684377   2.25       2    2.25  6 MO LIBOR   11/3/2005  CWHL        CWHL         0    0.25
106684233   2.25       2    2.25  6 MO LIBOR   8/24/2005  CWHL        CWHL         0    0.25
106679552   2.25       2    2.25  6 MO LIBOR  11/29/2005  CWHL        CWHL         0    0.25
106677624   2.25       2    2.25  6 MO LIBOR  11/10/2005  CWHL        CWHL         0    0.25
106676472   2.25       2    2.25  6 MO LIBOR   11/4/2005  CWHL        CWHL         0    0.25
106672080   2.25       2    2.25  6 MO LIBOR   11/4/2005  CWHL        CWHL         0    0.25
106671071   2.25       2    2.25  6 MO LIBOR   11/7/2005  CWHL        CWHL         0    0.25
106669263   2.25       2    2.25  6 MO LIBOR  10/27/2005  CWHL        CWHL         0    0.25
106668527   2.25       2    2.25  6 MO LIBOR  11/14/2005  CWHL        CWHL         0    0.25
106660950  8.625       2    2.75  6 MO LIBOR   9/15/2005  CWHL        CWHL         0    0.25
106660814   2.25       2    2.25  6 MO LIBOR  10/25/2005  CWHL        CWHL         0    0.25
106660086   2.25       2    2.25  6 MO LIBOR  11/14/2005  CWHL        CWHL         0    0.25
106659790   2.25       2    2.25  6 MO LIBOR   9/16/2005  CWHL        CWHL         0    0.25
106659550   2.25       2    2.25  6 MO LIBOR   9/16/2005  CWHL        CWHL         0    0.25
106654069   2.25       2    2.25  6 MO LIBOR  10/27/2005  CWHL        CWHL         0    0.25
106650261   2.25       2    2.25  6 MO LIBOR   11/1/2005  CWHL        CWHL         0    0.25
106650253   2.25       2    2.25  6 MO LIBOR   11/2/2005  CWHL        CWHL         0    0.25
106649885   2.25       2    2.25  6 MO LIBOR  11/17/2005  CWHL        CWHL         0    0.25
106648989   2.25       2    2.25  6 MO LIBOR   11/2/2005  CWHL        CWHL         0    0.25
106646876   2.25       2    2.25  6 MO LIBOR  11/14/2005  CWHL        CWHL         0    0.25
106644212   2.25       2    2.25  6 MO LIBOR   11/8/2005  CWHL        CWHL         0    0.25
106639067   2.25       2    2.25  6 MO LIBOR  10/25/2005  CWHL        CWHL         0    0.25
106635075   2.25       2    2.25  6 MO LIBOR   11/7/2005  CWHL        CWHL         0    0.25
106633883   2.25       2    2.25  6 MO LIBOR  10/24/2005  CWHL        CWHL         0    0.25
106633339   2.25       1    2.25  6 MO LIBOR   9/15/2005  CWHL        CWHL         0    0.25
106631538   2.25       2    2.25  6 MO LIBOR  10/25/2005  CWHL        CWHL         0    0.25
106631066  4.375       2   4.375  6 MO LIBOR   10/7/2005  CWHL        CWHL         0    0.25
106624178   2.25       1    2.25  6 MO LIBOR   9/15/2005  CWHL        CWHL         0    0.25
106605871   2.25       2    2.25  6 MO LIBOR  10/25/2005  CWHL        CWHL         0    0.25
106605775   2.25       2    2.25  6 MO LIBOR  10/21/2005  CWHL        CWHL         0    0.25
106595590   2.25       2    2.25  6 MO LIBOR  11/14/2005  CWHL        CWHL         0    0.25
106595198   2.25       2    2.25  6 MO LIBOR  10/22/2005  CWHL        CWHL         0    0.25
106589661   2.25       1    2.25  6 MO LIBOR   10/1/2005  CWHL        CWHL         0    0.25
106588325   2.25       1    2.25  6 MO LIBOR   10/6/2005  CWHL        CWHL         0    0.25
106588101   2.25       2    2.25  6 MO LIBOR  10/20/2005  CWHL        CWHL         0    0.25
106587685  3.875       2   3.875  6 MO LIBOR   10/6/2005  CWHL        CWHL         0    0.25
106587573   2.75       1    2.75  6 MO LIBOR   10/5/2005  CWHL        CWHL         0    0.25
106585485   2.25       2    2.25  6 MO LIBOR   11/3/2005  CWHL        CWHL         0    0.25
106585125   2.25       2    2.25  6 MO LIBOR  10/21/2005  CWHL        CWHL         0    0.25
106576827   2.25       2    2.25  6 MO LIBOR  10/26/2005  CWHL        CWHL         0    0.25
106576099   2.25       2    2.25  6 MO LIBOR  10/31/2005  CWHL        CWHL         0    0.25
106575691   2.25       2    2.25  6 MO LIBOR  10/29/2005  CWHL        CWHL         0    0.25
106572058   2.25       2    2.25  6 MO LIBOR  10/31/2005  CWHL        CWHL         0    0.25
106560057   2.25       2    2.25  6 MO LIBOR   11/7/2005  CWHL        CWHL         0    0.25
106559313   2.25       2    2.25  6 MO LIBOR  10/26/2005  CWHL        CWHL         0    0.25
106553704   2.25       2    2.25  6 MO LIBOR  10/10/2005  CWHL        CWHL         0    0.25
106552040   2.25       2    2.25  6 MO LIBOR  10/27/2005  CWHL        CWHL         0    0.25
106544287   2.25       2    2.25  6 MO LIBOR  10/27/2005  CWHL        CWHL         0    0.25
106539870   2.25       2    2.25  6 MO LIBOR  10/26/2005  CWHL        CWHL         0    0.25
106537022   2.25       2    2.25  6 MO LIBOR   11/3/2005  CWHL        CWHL         0    0.25

LOANID     OCC        PROPTYPE     OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE
---------  ---------  -----------  -----  -------  -----  -----  ---------  --------  ---------

106536566  Primary    PUD            360      358     95  6.125  12/1/2005  1/1/2006  11/1/2035
106532445  Secondary  SFR            360      357     80      7  11/1/2005  2/1/2006  10/1/2035
106526140  Primary    SFR            360      359     80   5.75   1/1/2006  1/1/2006  12/1/2035
106518371  Primary    SFR            360      358     75  6.875  12/1/2005  1/1/2006  11/1/2035
106516131  Investor   PUD            360      358     90  6.375  12/1/2005  1/1/2006  11/1/2035
106512307  Primary    PUD            360      358     80   6.75  12/1/2005  1/1/2006  11/1/2035
106511499  Primary    PUD            360      358     80   6.75  12/1/2005  2/1/2006  11/1/2035
106510947  Investor   SFR            360      358     80      7  12/1/2005  1/1/2006  11/1/2035
106509434  Primary    PUD            360      358     90  6.125  12/1/2005  1/1/2006  11/1/2035
106502801  Primary    SFR            360      359     80      6   1/1/2006  2/1/2006  12/1/2035
106500873  Primary    SFR            360      358     80  5.875  12/1/2005  1/1/2006  11/1/2035
106499193  Primary    SFR            360      359  78.63      7   1/1/2006  1/1/2006  12/1/2035
106498809  Investor   2-Family       360      358     80      7  12/1/2005  1/1/2006  11/1/2035
106490016  Primary    SFR            360      358     75  6.875  12/1/2005  1/1/2006  11/1/2035
106483423  Primary    PUD            360      357     80  6.375  11/1/2005  2/1/2006  10/1/2035
106477278  Primary    Condominium    360      359     80  6.375   1/1/2006  1/1/2006  12/1/2035
106459948  Primary    PUD            341      340  46.85    6.5   1/1/2006  1/1/2006   5/1/2034
106454315  Primary    SFR            360      358     90  6.625  12/1/2005  1/1/2006  11/1/2035
106453867  Primary    PUD            360      358     80   6.25  12/1/2005  1/1/2006  11/1/2035
106449403  Primary    PUD            360      358     75  5.375  12/1/2005  2/1/2006  11/1/2035
106446114  Primary    SFR            360      359  71.86  6.375   1/1/2006  1/1/2006  12/1/2035
106444890  Primary    SFR            360      358     80    6.5  12/1/2005  1/1/2006  11/1/2035
106443482  Investor   PUD            360      358     80    6.5  12/1/2005  1/1/2006  11/1/2035
106428552  Primary    SFR            360      359     90  6.875   1/1/2006  1/1/2006  12/1/2035
106426240  Primary    Condominium    360      358     80   6.25  12/1/2005  1/1/2006  11/1/2035
106419007  Secondary  Condominium    360      357     80   7.25  11/1/2005  1/1/2006  10/1/2035
106412118  Investor   SFR            360      358     75      7  12/1/2005  1/1/2006  11/1/2035
106407934  Primary    PUD            360      358  54.96    5.5  12/1/2005  1/1/2006  11/1/2035
106406045  Primary    SFR            360      358  79.93  5.875  12/1/2005  2/1/2006  11/1/2035
106400493  Primary    PUD            360      358   72.4    5.5  12/1/2005  1/1/2006  11/1/2035
106399029  Primary    SFR            360      358     80  6.375  12/1/2005  2/1/2006  11/1/2035
106394588  Primary    SFR            360      359  68.52  6.375   1/1/2006  2/1/2006  12/1/2035
106393284  Primary    SFR            360      358  87.78  5.875  12/1/2005  1/1/2006  11/1/2035
106388259  Primary    PUD            360      358     80  5.375  12/1/2005  2/1/2006  11/1/2035
106382794  Investor   SFR            360      356     80  7.125  10/1/2005  1/1/2006   9/1/2035
106379538  Primary    PUD            360      357     80   5.75  11/1/2005  1/1/2006  10/1/2035
106379394  Secondary  SFR            360      358  64.43  6.125  12/1/2005  1/1/2006  11/1/2035
106379370  Primary    Condominium    360      357  64.94  5.875  11/1/2005  2/1/2006  10/1/2035
106373161  Secondary  PUD            360      357  74.99  5.875  11/1/2005  1/1/2006  10/1/2035
106371345  Primary    SFR            360      359     80   7.75   1/1/2006  1/1/2006  12/1/2035
106370697  Primary    Condominium    360      358  65.31      8  12/1/2005  1/1/2006  11/1/2035
106368721  Primary    SFR            360      358  59.23  6.625  12/1/2005  1/1/2006  11/1/2035
106368625  Primary    SFR            360      359  65.97      6   1/1/2006  1/1/2006  12/1/2035
106367433  Primary    SFR            360      358  75.71  5.875  12/1/2005  1/1/2006  11/1/2035
106360880  Primary    PUD            360      359     80      6   1/1/2006  1/1/2006  12/1/2035
106360032  Primary    SFR            360      358     80  5.875  12/1/2005  1/1/2006  11/1/2035
106346174  Investor   Condominium    360      359  77.54   7.25   1/1/2006  1/1/2006  12/1/2035
106342733  Investor   Condominium    360      359  79.43  7.125   1/1/2006  1/1/2006  12/1/2035
106336509  Primary    PUD            360      359  45.47      5   1/1/2006  1/1/2006  12/1/2035
106322763  Primary    SFR            360      359     70      6   1/1/2006  2/1/2006  12/1/2035
106320851  Secondary  PUD            360      358     80  6.875  12/1/2005  1/1/2006  11/1/2035
106320755  Primary    PUD            360      359     70   6.75   1/1/2006  1/1/2006  12/1/2035
106318970  Primary    SFR            360      359     80  6.625   1/1/2006  1/1/2006  12/1/2035
106318514  Primary    Condominium    360      358     80  6.375  12/1/2005  2/1/2006  11/1/2035
106309105  Primary    SFR            360      359     80   6.25   1/1/2006  1/1/2006  12/1/2035
106303465  Primary    PUD            360      358  68.78   6.25  12/1/2005  2/1/2006  11/1/2035
106298400  Primary    SFR            360      358  45.38  6.125  12/1/2005  2/1/2006  11/1/2035
106288135  Primary    2-Family       360      358     90  6.625  12/1/2005  3/1/2006  11/1/2035
106286214  Investor   PUD            360      358     80   7.25  12/1/2005  1/1/2006  11/1/2035
106283934  Investor   PUD            360      357  79.99  5.875  11/1/2005  1/1/2006  10/1/2035
106282438  Primary    SFR            360      358  55.92      6  12/1/2005  1/1/2006  11/1/2035
106281286  Primary    PUD            360      359     80  6.625   1/1/2006  1/1/2006  12/1/2035
106281126  Primary    Condominium    360      359  79.41      7   1/1/2006  2/1/2006  12/1/2035
106279806  Investor   SFR            360      358     80      6  12/1/2005  1/1/2006  11/1/2035
106275949  Primary    SFR            360      358  73.68  5.875  12/1/2005  1/1/2006  11/1/2035
106275165  Primary    SFR            360      358     80    6.5  12/1/2005  2/1/2006  11/1/2035
106273141  Primary    PUD            360      359   62.5   5.75   1/1/2006  2/1/2006  12/1/2035
106261443  Primary    PUD            360      358     80  6.625  12/1/2005  2/1/2006  11/1/2035
106261155  Investor   SFR            360      357   73.4   6.25  11/1/2005  1/1/2006  10/1/2035

LOANID     PANDI     PTDATE     OBAL          COBAL         PURPOSE   DOC          OAPPVAL       FRTRDATE   CEILING
---------  --------  ---------  ------------  ------------  --------  -----------  ------------  ---------  -------

106536566    945.55  12/1/2005    185,250.00    185,250.00  Purchase  Full           195,000.00  11/1/2010   12.125
106532445  5,833.33   1/1/2006  1,000,000.00  1,000,000.00  Purchase  Reduced      1,250,000.00  10/1/2010       13
106526140    910.42   1/1/2006    190,000.00    190,000.00  Purchase  Alternative    238,000.00  12/1/2010    11.75
106518371  2,578.13  12/1/2005    450,000.00    450,000.00  Purchase  Reduced        605,000.00  11/1/2010   12.875
106516131    898.88  12/1/2005    169,200.00    168,816.85  Purchase  Full           188,000.00  11/1/2010   12.375
106512307  2,989.89  12/1/2005    531,536.00    531,536.00  Purchase  Alternative    715,000.00  11/1/2010    12.75
106511499  1,207.89   1/1/2006    214,736.00    214,736.00  Purchase  Reduced        270,000.00  11/1/2010    12.75
106510947  2,100.00  12/1/2005    360,000.00    360,000.00  Purchase  Reduced        470,000.00  11/1/2010       13
106509434  1,207.70  12/1/2005    236,610.00    236,610.00  Purchase  Reduced        263,000.00  11/1/2010   12.125
106502801  1,400.00   1/1/2006    280,000.00    280,000.00  C/O Refi  Reduced        350,000.00  12/1/2010       12
106500873  1,586.25  12/1/2005    324,000.00    324,000.00  C/O Refi  Reduced        405,000.00  11/1/2010     9.95
106499193  1,073.33   1/1/2006    184,000.00    184,000.00  R/T Refi  Reduced        234,000.00  12/1/2010       13
106498809  1,913.33  12/1/2005    328,000.00    328,000.00  Purchase  Reduced        410,000.00  11/1/2010       12
106490016  1,912.11  12/1/2005    333,750.00    333,750.00  C/O Refi  NINA           445,000.00  11/1/2010   12.875
106483423  3,166.25   1/1/2006    596,000.00    596,000.00  R/T Refi  Reduced        745,000.00  10/1/2010   12.375
106477278  2,433.13   1/1/2006    458,000.00    458,000.00  Purchase  NINA           572,500.00  12/1/2010   12.375
106459948  2,474.06   1/1/2006    456,750.00    456,750.00  R/T Refi  Reduced        975,000.00  12/1/2010     12.5
106454315  1,739.06  12/1/2005    315,000.00    314,780.91  C/O Refi  Full           350,000.00  11/1/2010   12.625
106453867  1,673.60  12/1/2005    321,600.00    321,250.00  Purchase  Reduced        403,000.00  11/1/2010    12.25
106449403  1,108.59   1/1/2006    247,500.00    247,499.27  C/O Refi  Full           330,000.00  11/1/2010   11.375
106446114  3,187.50   1/1/2006    600,000.00    600,000.00  C/O Refi  Reduced        835,000.00  12/1/2010   12.375
106444890  2,036.67  12/1/2005    376,000.00    376,000.00  C/O Refi  Reduced        470,000.00  11/1/2010     12.5
106443482     513.5  12/1/2005     94,800.00     94,800.00  Purchase  Reduced        121,000.00  11/1/2010     12.5
106428552  1,782.72   1/1/2006    271,372.00    271,144.02  Purchase  NINA           317,000.00  12/1/2010   12.875
106426240  1,437.50  12/1/2005    276,000.00    276,000.00  Purchase  Reduced        345,000.00  11/1/2010    12.25
106419007  1,580.50  12/1/2005    261,600.00    261,600.00  Purchase  Reduced        340,000.00  10/1/2010    12.25
106412118  1,780.63  12/1/2005    305,250.00    305,150.00  C/O Refi  Reduced        407,000.00  11/1/2010       13
106407934  2,337.50  12/1/2005    510,000.00    510,000.00  R/T Refi  Full           928,000.00  11/1/2010     11.5
106406045    436.17   1/1/2006     89,200.00     89,089.51  R/T Refi  Reduced        111,600.00  11/1/2010   11.875
106400493  2,007.50  12/1/2005    438,000.00    438,000.00  C/O Refi  Alternative    605,000.00  11/1/2010     11.5
106399029  1,287.75   1/1/2006    242,400.00    242,400.00  Purchase  SISA           348,000.00  11/1/2010   12.375
106394588    982.81   1/1/2006    185,000.00    185,000.00  C/O Refi  Reduced        270,000.00  12/1/2010   12.375
106393284  1,740.47  12/1/2005    355,500.00    355,500.00  C/O Refi  Full           405,000.00  11/1/2010   11.875
106388259     793.7   1/1/2006    141,740.00    141,421.65  Purchase  Full           200,000.00  11/1/2010   11.375
106382794    898.07  12/1/2005    133,300.00    132,869.79  Purchase  Reduced        167,000.00   9/1/2010   12.125
106379538  1,399.17  12/1/2005    292,000.00    292,000.00  Purchase  Full           367,000.00  10/1/2010    10.75
106379394    638.02  12/1/2005    125,000.00    125,000.00  C/O Refi  Reduced        194,000.00  11/1/2010   12.125
106379370  4,895.83   1/1/2006  1,000,000.00  1,000,000.00  C/O Refi  Full         1,540,000.00  10/1/2010   10.875
106373161  1,725.29  12/1/2005    352,400.00    352,400.00  Purchase  Reduced        470,000.00  10/1/2010   11.875
106371345  2,170.00   1/1/2006    336,000.00    336,000.00  C/O Refi  NINA           420,000.00  12/1/2010    13.75
106370697    696.67  12/1/2005    104,500.00    104,500.00  C/O Refi  NINA           160,000.00  11/1/2010       14
106368721  2,125.52  12/1/2005    385,000.00    385,000.00  C/O Refi  NINA           650,000.00  11/1/2010   12.625
106368625  1,105.00   1/1/2006    221,000.00    221,000.00  C/O Refi  SISA           335,000.00  12/1/2010       12
106367433    680.27  12/1/2005    115,000.00    114,764.93  Purchase  NINA           152,000.00  11/1/2010   11.875
106360880  2,108.00   1/1/2006    421,600.00    421,600.00  C/O Refi  Full           527,000.00  12/1/2010       12
106360032  4,465.00  12/1/2005    912,000.00    912,000.00  Purchase  Reduced      1,140,000.00  11/1/2010   11.875
106346174    950.96   1/1/2006    157,400.00    157,400.00  R/T Refi  Reduced        203,000.00  12/1/2010    13.25
106342733  1,485.56   1/1/2006    250,200.00    250,200.00  R/T Refi  Reduced        315,000.00  12/1/2010   13.125
106336509  3,031.25   1/1/2006    727,500.00    727,500.00  Purchase  Alternative  1,600,000.00  12/1/2010       11
106322763  1,785.00   1/1/2006    357,000.00    357,000.00  C/O Refi  Reduced        510,000.00  12/1/2010       12
106320851  1,501.80  12/1/2005    262,132.00    262,132.00  Purchase  Reduced        330,000.00  11/1/2010   12.875
106320755  3,622.50   1/1/2006    644,000.00    644,000.00  C/O Refi  Reduced        920,000.00  12/1/2010    12.75
106318970  1,146.13   1/1/2006    207,600.00    207,600.00  Purchase  Reduced        260,000.00  12/1/2010   12.625
106318514  1,253.75   1/1/2006    236,000.00    236,000.00  Purchase  Reduced        298,000.00  11/1/2010   12.375
106309105    718.75   1/1/2006    138,000.00    138,000.00  Purchase  Full           173,000.00  12/1/2010    12.25
106303465  2,489.58   1/1/2006    478,000.00    478,000.00  C/O Refi  Reduced        695,000.00  11/1/2010    12.25
106298400    903.44   1/1/2006    177,000.00    177,000.00  C/O Refi  Full           390,000.00  11/1/2010   12.125
106288135  2,161.05   2/1/2006    337,500.00    336,859.36  Purchase  Reduced        375,000.00  11/1/2010   12.625
106286214  2,828.93  12/1/2005    468,236.00    468,236.00  Purchase  Reduced        585,500.00  11/1/2010    12.25
106283934  2,503.97  12/1/2005    511,450.00    511,450.00  Purchase  Full           650,000.00  10/1/2010   10.875
106282438  1,370.00  12/1/2005    274,000.00    274,000.00  C/O Refi  Full           490,000.00  11/1/2010       12
106281286  3,467.08   1/1/2006    628,000.00    628,000.00  C/O Refi  Reduced        785,000.00  12/1/2010   12.625
106281126    708.75   1/1/2006    121,500.00    121,500.00  R/T Refi  Reduced        153,000.00  12/1/2010       13
106279806  3,000.00  12/1/2005    600,000.00    600,000.00  Purchase  Reduced        750,000.00  11/1/2010       12
106275949  1,370.83  12/1/2005    280,000.00    280,000.00  C/O Refi  SISA           380,000.00  11/1/2010   11.875
106275165  2,145.00   1/1/2006    396,000.00    396,000.00  C/O Refi  Reduced        495,000.00  11/1/2010     12.5
106273141  2,036.46   1/1/2006    425,000.00    425,000.00  Purchase  NINA           697,000.00  12/1/2010    11.75
106261443  1,722.50   1/1/2006    312,000.00    312,000.00  C/O Refi  Reduced        390,000.00  11/1/2010   12.625
106261155  1,873.18  12/1/2005    359,650.00    359,650.00  C/O Refi  Reduced        490,000.00  10/1/2010    12.25

LOANID     FLOOR  CAPINT  MARGIN  INDEX       ODATE       ORIGINATOR  SERVICER  LPMI  SVCFEE
---------  -----  ------  ------  ----------  ----------  ----------  --------  ----  ------

106536566   2.25       2    2.25  6 MO LIBOR  10/28/2005  CWHL        CWHL         0    0.25
106532445   2.25       2    2.25  6 MO LIBOR   9/30/2005  CWHL        CWHL         0    0.25
106526140   2.25       2    2.25  6 MO LIBOR  11/10/2005  CWHL        CWHL         0    0.25
106518371   2.25       2    2.25  6 MO LIBOR  10/31/2005  CWHL        CWHL         0    0.25
106516131   2.25       2    2.25  6 MO LIBOR  10/27/2005  CWHL        CWHL         0    0.25
106512307   2.25       2    2.25  6 MO LIBOR  10/27/2005  CWHL        CWHL         0    0.25
106511499   2.25       2    2.25  6 MO LIBOR  10/19/2005  CWHL        CWHL         0    0.25
106510947   2.25       2    2.25  6 MO LIBOR  10/26/2005  CWHL        CWHL         0    0.25
106509434   2.25       2    2.25  6 MO LIBOR  10/24/2005  CWHL        CWHL         0    0.25
106502801   2.25       2    2.25  6 MO LIBOR   11/4/2005  CWHL        CWHL         0    0.25
106500873   2.25       2    2.25  6 MO LIBOR   9/26/2005  CWHL        CWHL         0    0.25
106499193   2.25       2    2.25  6 MO LIBOR  11/21/2005  CWHL        CWHL         0    0.25
106498809    4.5       1     4.5  6 MO LIBOR   10/4/2005  CWHL        CWHL         0    0.25
106490016   2.25       2    2.25  6 MO LIBOR  10/21/2005  CWHL        CWHL         0    0.25
106483423   2.25       2    2.25  6 MO LIBOR   9/21/2005  CWHL        CWHL         0    0.25
106477278   2.25       2    2.25  6 MO LIBOR   11/7/2005  CWHL        CWHL         0    0.25
106459948   2.25       2    2.25  6 MO LIBOR  11/14/2005  CWHL        CWHL         0    0.25
106454315  2.875       2   2.875  6 MO LIBOR  10/28/2005  CWHL        CWHL      0.49    0.25
106453867   2.25       2    2.25  6 MO LIBOR   11/1/2005  CWHL        CWHL         0    0.25
106449403   2.25       2    2.25  6 MO LIBOR  10/24/2005  CWHL        CWHL         0    0.25
106446114   2.25       2    2.25  6 MO LIBOR   11/2/2005  CWHL        CWHL         0    0.25
106444890   2.25       2    2.25  6 MO LIBOR  10/19/2005  CWHL        CWHL         0    0.25
106443482   2.25       2    2.25  6 MO LIBOR  10/31/2005  CWHL        CWHL         0    0.25
106428552   2.25       2    2.25  6 MO LIBOR  11/14/2005  CWHL        CWHL         0    0.25
106426240   2.25       2    2.25  6 MO LIBOR  10/20/2005  CWHL        CWHL         0    0.25
106419007      5       1       5  6 MO LIBOR   9/28/2005  CWHL        CWHL         0    0.25
106412118   2.25       2    2.25  6 MO LIBOR  10/25/2005  CWHL        CWHL         0    0.25
106407934   2.25       2    2.25  6 MO LIBOR  10/20/2005  CWHL        CWHL         0    0.25
106406045   2.25       2    2.25  6 MO LIBOR  10/20/2005  CWHL        CWHL         0    0.25
106400493   2.25       2    2.25  6 MO LIBOR  10/27/2005  CWHL        CWHL         0    0.25
106399029   2.25       2    2.25  6 MO LIBOR  10/31/2005  CWHL        CWHL         0    0.25
106394588   2.25       2    2.25  6 MO LIBOR  10/31/2005  CWHL        CWHL         0    0.25
106393284   2.25       2    2.25  6 MO LIBOR  10/14/2005  CWHL        CWHL         0    0.25
106388259   2.25       2    2.25  6 MO LIBOR  10/26/2005  CWHL        CWHL         0    0.25
106382794   2.25       1    2.25  6 MO LIBOR    8/5/2005  CWHL        CWHL         0    0.25
106379538   2.25       1    2.25  6 MO LIBOR   9/20/2005  CWHL        CWHL         0    0.25
106379394   2.25       2    2.25  6 MO LIBOR  10/18/2005  CWHL        CWHL         0    0.25
106379370   2.25       1    2.25  6 MO LIBOR   9/23/2005  CWHL        CWHL         0    0.25
106373161   2.25       2    2.25  6 MO LIBOR   9/21/2005  CWHL        CWHL         0    0.25
106371345   2.25       2    2.25  6 MO LIBOR  11/17/2005  CWHL        CWHL         0    0.25
106370697   2.25       2    2.25  6 MO LIBOR  10/14/2005  CWHL        CWHL         0    0.25
106368721   2.25       2    2.25  6 MO LIBOR  10/24/2005  CWHL        CWHL         0    0.25
106368625   2.25       2    2.25  6 MO LIBOR  11/16/2005  CWHL        CWHL         0    0.25
106367433   2.25       2    2.25  6 MO LIBOR  10/28/2005  CWHL        CWHL         0    0.25
106360880   2.25       2    2.25  6 MO LIBOR   11/1/2005  CWHL        CWHL         0    0.25
106360032  2.375       2   2.375  6 MO LIBOR  10/12/2005  CWHL        CWHL         0    0.25
106346174   2.25       2    2.25  6 MO LIBOR   11/4/2005  CWHL        CWHL         0    0.25
106342733   2.25       2    2.25  6 MO LIBOR  11/30/2005  CWHL        CWHL         0    0.25
106336509   2.25       2    2.25  6 MO LIBOR  11/16/2005  CWHL        CWHL         0    0.25
106322763   2.25       2    2.25  6 MO LIBOR   11/3/2005  CWHL        CWHL         0    0.25
106320851   2.25       2    2.25  6 MO LIBOR  10/21/2005  CWHL        CWHL         0    0.25
106320755   2.25       2    2.25  6 MO LIBOR  11/12/2005  CWHL        CWHL         0    0.25
106318970   2.25       2    2.25  6 MO LIBOR   11/1/2005  CWHL        CWHL         0    0.25
106318514   2.25       2    2.25  6 MO LIBOR  10/31/2005  CWHL        CWHL         0    0.25
106309105   2.25       2    2.25  6 MO LIBOR   11/4/2005  CWHL        CWHL         0    0.25
106303465   2.25       2    2.25  6 MO LIBOR  10/14/2005  CWHL        CWHL         0    0.25
106298400   2.25       2    2.25  6 MO LIBOR  10/19/2005  CWHL        CWHL         0    0.25
106288135   2.25       2    2.25  6 MO LIBOR  10/13/2005  CWHL        CWHL         0    0.25
106286214   3.75       1    3.75  6 MO LIBOR   10/6/2005  CWHL        CWHL         0    0.25
106283934   2.25       1    2.25  6 MO LIBOR   9/30/2005  CWHL        CWHL         0    0.25
106282438   2.25       2    2.25  6 MO LIBOR  10/19/2005  CWHL        CWHL         0    0.25
106281286   2.25       2    2.25  6 MO LIBOR   11/2/2005  CWHL        CWHL         0    0.25
106281126   2.25       2    2.25  6 MO LIBOR   11/3/2005  CWHL        CWHL         0    0.25
106279806   2.25       2    2.25  6 MO LIBOR  10/25/2005  CWHL        CWHL         0    0.25
106275949   2.25       2    2.25  6 MO LIBOR  10/21/2005  CWHL        CWHL         0    0.25
106275165   2.25       2    2.25  6 MO LIBOR  10/20/2005  CWHL        CWHL         0    0.25
106273141   2.25       2    2.25  6 MO LIBOR   11/1/2005  CWHL        CWHL         0    0.25
106261443   2.25       2    2.25  6 MO LIBOR  10/26/2005  CWHL        CWHL         0    0.25
106261155   2.25       2    2.25  6 MO LIBOR   9/23/2005  CWHL        CWHL         0    0.25

LOANID     OCC        PROPTYPE     OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE
---------  ---------  -----------  -----  -------  -----  -----  ---------  --------  ---------

106255835  Primary    PUD            360      357  79.98  6.625  11/1/2005  1/1/2006  10/1/2035
106250458  Primary    SFR            360      359  69.44      6   1/1/2006  2/1/2006  12/1/2035
106241977  Primary    Condominium    360      359     80    5.5   1/1/2006  2/1/2006  12/1/2035
106230143  Primary    Condominium    360      358  78.88  6.625  12/1/2005  1/1/2006  11/1/2035
106226999  Primary    Condominium    360      358     80   6.75  12/1/2005  1/1/2006  11/1/2035
106223983  Primary    PUD            360      358  73.12    6.5  12/1/2005  2/1/2006  11/1/2035
106219062  Primary    SFR            360      358     65   6.25  12/1/2005  1/1/2006  11/1/2035
106209621  Primary    SFR            360      358  79.47      6  12/1/2005  1/1/2006  11/1/2035
106204484  Investor   PUD            360      357     80    6.5  11/1/2005  1/1/2006  10/1/2035
106204444  Investor   PUD            360      357     85   6.75  11/1/2005  1/1/2006  10/1/2035
106196907  Secondary  PUD            360      356     95  6.875  10/1/2005  1/1/2006   9/1/2035
106193507  Primary    SFR            360      358  72.41    6.5  12/1/2005  1/1/2006  11/1/2035
106171704  Primary    Condominium    360      358     80    6.5  12/1/2005  1/1/2006  11/1/2035
106159134  Primary    SFR            360      359     80    6.5   1/1/2006  1/1/2006  12/1/2035
106156806  Primary    SFR            360      358     80  6.125  12/1/2005  1/1/2006  11/1/2035
106154734  Primary    SFR            360      358     80   6.75  12/1/2005  2/1/2006  11/1/2035
106154262  Primary    SFR            360      358  74.04   6.25  12/1/2005  1/1/2006  11/1/2035
106143773  Primary    Condominium    360      358  79.55  6.875  12/1/2005  2/1/2006  11/1/2035
106138764  Investor   SFR            360      358     85      7  12/1/2005  1/1/2006  11/1/2035
106132787  Primary    Condominium    360      358     80  6.125  12/1/2005  2/1/2006  11/1/2035
106125066  Primary    PUD            360      358     90   6.25  12/1/2005  1/1/2006  11/1/2035
106122002  Primary    Condominium    360      358     90  6.125  12/1/2005  2/1/2006  11/1/2035
106092766  Investor   3-Family       360      358     75  7.875  12/1/2005  1/1/2006  11/1/2035
106092654  Investor   SFR            360      358     75   7.25  12/1/2005  1/1/2006  11/1/2035
106092366  Primary    SFR            360      359  89.97   6.75   1/1/2006  1/1/2006  12/1/2035
106079300  Primary    Condominium    360      359     80  6.125   1/1/2006  2/1/2006  12/1/2035
106070883  Primary    Condominium    360      358     80   6.25  12/1/2005  1/1/2006  11/1/2035
106066315  Primary    PUD            360      358     80      6  12/1/2005  1/1/2006  11/1/2035
106062266  Primary    PUD            360      359     80      6   1/1/2006  1/1/2006  12/1/2035
106056826  Primary    SFR            360      359  53.42    6.5   1/1/2006  1/1/2006  12/1/2035
106044376  Primary    PUD            360      357     80  6.375  11/1/2005  1/1/2006  10/1/2035
106035159  Investor   Condominium    360      358  79.94   5.75  12/1/2005  2/1/2006  11/1/2035
106034655  Primary    PUD            360      358     90   7.75  12/1/2005  1/1/2006  11/1/2035
106031775  Primary    SFR            360      358     80   6.25  12/1/2005  1/1/2006  11/1/2035
106022501  Investor   Condominium    360      359     80  6.375   1/1/2006  2/1/2006  12/1/2035
106000435  Investor   SFR            360      358     80   6.75  12/1/2005  2/1/2006  11/1/2035
105992770  Primary    SFR            360      358     80      6  12/1/2005  1/1/2006  11/1/2035
105987521  Primary    Condominium    360      358  78.39   6.75  12/1/2005  1/1/2006  11/1/2035
105987489  Primary    Condominium    360      358     80      6  12/1/2005  1/1/2006  11/1/2035
105983280  Primary    PUD            360      358     80  5.625  12/1/2005  1/1/2006  11/1/2035
105971103  Investor   Condominium    360      358     80  7.375  12/1/2005  1/1/2006  11/1/2035
105955917  Primary    PUD            360      358     80  5.625  12/1/2005  1/1/2006  11/1/2035
105953157  Primary    Condominium    360      359     80  6.125   1/1/2006  1/1/2006  12/1/2035
105945100  Investor   PUD            360      358     90    6.5  12/1/2005  2/1/2006  11/1/2035
105938243  Primary    Condominium    360      358     80  6.125  12/1/2005  1/1/2006  11/1/2035
105936467  Investor   Condominium    360      358     80  7.125  12/1/2005  1/1/2006  11/1/2035
105933538  Investor   SFR            360      359     80  5.875   1/1/2006  1/1/2006  12/1/2035
105932994  Investor   SFR            360      357     80  5.875  11/1/2005  1/1/2006  10/1/2035
105923881  Primary    SFR            360      358  74.58      6  12/1/2005  1/1/2006  11/1/2035
105920809  Secondary  PUD            360      358  79.98      6  12/1/2005  2/1/2006  11/1/2035
105912552  Primary    SFR            360      358     80    5.5  12/1/2005  1/1/2006  11/1/2035
105888205  Primary    SFR            360      358     80   6.75  12/1/2005  1/1/2006  11/1/2035
105885020  Primary    2-Family       360      359     80      6   1/1/2006  1/1/2006  12/1/2035
105870066  Primary    PUD            360      357     80  6.875  11/1/2005  2/1/2006  10/1/2035
105869770  Primary    PUD            360      357     80    6.5  11/1/2005  2/1/2006  10/1/2035
105869034  Primary    Condominium    360      358  69.16   6.75  12/1/2005  1/1/2006  11/1/2035
105845583  Primary    SFR            360      358  71.02  6.125  12/1/2005  1/1/2006  11/1/2035
105837374  Primary    Condominium    360      358     80   5.75  12/1/2005  1/1/2006  11/1/2035
105821324  Primary    Condominium    360      358  69.95  6.875  12/1/2005  1/1/2006  11/1/2035
105817988  Primary    SFR            360      358     80  6.375  12/1/2005  1/1/2006  11/1/2035
105817492  Secondary  SFR            360      357     95  6.125  11/1/2005  2/1/2006  10/1/2035
105768526  Primary    SFR            360      359  79.99  6.375   1/1/2006  1/1/2006  12/1/2035
105765069  Primary    SFR            360      358     75      6  12/1/2005  1/1/2006  11/1/2035
105739322  Primary    SFR            360      358  51.95    5.5  12/1/2005  1/1/2006  11/1/2035
105717311  Primary    SFR            360      358  59.42   5.75  12/1/2005  1/1/2006  11/1/2035
105717303  Investor   SFR            360      358  66.19   6.75  12/1/2005  1/1/2006  11/1/2035
105712927  Primary    PUD            360      358     75    6.5  12/1/2005  1/1/2006  11/1/2035
105693020  Primary    SFR            360      357     80   5.25  11/1/2005  1/1/2006  10/1/2035
105649543  Primary    Condominium    360      358  65.43  5.625  12/1/2005  1/1/2006  11/1/2035

LOANID     PANDI     PTDATE     OBAL          COBAL         PURPOSE   DOC          OAPPVAL       FRTRDATE   CEILING
---------  --------  ---------  ------------  ------------  --------  -----------  ------------  ---------  -------

106255835  1,712.01  12/1/2005    310,100.00    310,100.00  Purchase  Reduced        388,000.00  10/1/2010   12.625
106250458  2,500.00   1/1/2006    500,000.00    500,000.00  C/O Refi  Full           720,000.00  12/1/2010       12
106241977     872.5   1/1/2006    190,392.00    190,364.63  Purchase  Alternative    240,000.00  12/1/2010     11.5
106230143     981.6  12/1/2005    177,800.00    177,800.00  Purchase  Reduced        238,000.00  11/1/2010   12.625
106226999  1,804.50  12/1/2005    320,800.00    320,799.50  Purchase  Reduced        407,000.00  11/1/2010    12.75
106223983  1,002.08   1/1/2006    185,000.00    185,000.00  C/O Refi  Full           253,000.00  11/1/2010     12.5
106219062  5,078.13  12/1/2005    975,000.00    975,000.00  C/O Refi  Reduced      1,500,000.00  11/1/2010    12.25
106209621  2,245.00  12/1/2005    449,000.00    449,000.00  C/O Refi  Full           565,000.00  11/1/2010       12
106204484  1,863.33  12/1/2005    344,000.00    344,000.00  C/O Refi  Full           430,000.00  10/1/2010     12.5
106204444  1,502.56  12/1/2005    267,122.00    267,122.00  Purchase  Reduced        315,000.00  10/1/2010    12.75
106196907  1,172.78  12/1/2005    178,524.00    177,918.86  Purchase  Full           190,000.00   9/1/2010   11.875
106193507  1,137.50  12/1/2005    210,000.00    210,000.00  C/O Refi  Full           290,000.00  11/1/2010     12.5
106171704       858  12/1/2005    158,400.00    158,400.00  Purchase  Reduced        198,000.00  11/1/2010     12.5
106159134  1,070.33   1/1/2006    197,600.00    197,600.00  Purchase  Reduced        247,000.00  12/1/2010     12.5
106156806  1,061.67  12/1/2005    208,000.00    208,000.00  Purchase  Reduced        290,000.00  11/1/2010   12.125
106154734  1,080.00   1/1/2006    192,000.00    192,000.00  C/O Refi  Reduced        240,000.00  11/1/2010    12.75
106154262  1,098.96  12/1/2005    211,000.00    211,000.00  C/O Refi  Reduced        285,000.00  11/1/2010    12.25
106143773  1,002.60   1/1/2006    175,000.00    175,000.00  R/T Refi  Reduced        220,000.00  11/1/2010   12.875
106138764     636.4  12/1/2005    109,097.00    109,097.00  Purchase  Full           128,350.00  11/1/2010       13
106132787  1,396.50   1/1/2006    273,600.00    273,600.00  Purchase  Reduced        342,000.00  11/1/2010   12.125
106125066  1,882.56  12/1/2005    305,750.00    305,168.27  Purchase  Reduced        341,000.00  11/1/2010    12.25
106122002    689.06   1/1/2006    135,000.00    135,000.00  C/O Refi  NINA           150,000.00  11/1/2010   12.125
106092766    951.66  12/1/2005    131,250.00    131,068.75  Purchase  Reduced        190,000.00  11/1/2010   13.875
106092654    537.22  12/1/2005     78,750.00     78,626.75  Purchase  Reduced        140,000.00  11/1/2010    13.25
106092366    804.66   1/1/2006    143,050.00    143,050.00  R/T Refi  Full           159,000.00  12/1/2010    12.75
106079300  1,878.33   1/1/2006    368,000.00    368,000.00  Purchase  Reduced        460,000.00  12/1/2010   12.125
106070883  2,278.57  12/1/2005    437,600.00    437,486.04  Purchase  Reduced        560,000.00  11/1/2010    12.25
106066315     999.8  12/1/2005    199,960.00    199,960.00  Purchase  Alternative    250,000.00  11/1/2010       12
106062266  2,460.00   1/1/2006    492,000.00    492,000.00  Purchase  Full           615,000.00  12/1/2010       12
106056826  1,232.53   1/1/2006    195,000.00    194,823.72  C/O Refi  Reduced        365,000.00  12/1/2010     12.5
106044376    897.87  12/1/2005    143,920.00    143,518.00  Purchase  Reduced        182,000.00  10/1/2010   12.375
106035159    781.04   1/1/2006    163,000.00    163,000.00  Purchase  Full           204,000.00  11/1/2010    11.75
106034655  1,424.06  12/1/2005    220,500.00    220,500.00  Purchase  NINA           245,000.00  11/1/2010    13.75
106031775    822.92  12/1/2005    158,000.00    158,000.00  Purchase  Reduced        198,500.00  11/1/2010    12.25
106022501     746.6   1/1/2006    140,536.00    140,536.00  Purchase  Reduced        180,000.00  12/1/2010   12.375
106000435  4,499.99   1/1/2006    799,999.00    799,999.00  Purchase  Full         1,000,000.00  11/1/2010    12.75
105992770  1,100.00  12/1/2005    220,000.00    220,000.00  C/O Refi  SISA           275,000.00  11/1/2010       12
105987521  3,656.25  12/1/2005    650,000.00    650,000.00  Purchase  Reduced        830,000.00  11/1/2010    12.75
105987489  1,620.00  12/1/2005    324,000.00    324,000.00  Purchase  Reduced        420,000.00  11/1/2010       12
105983280  1,061.25  12/1/2005    226,400.00    226,400.00  R/T Refi  Full           283,000.00  11/1/2010   11.625
105971103  1,416.00  12/1/2005    230,400.00    230,400.00  Purchase  Alternative    290,000.00  11/1/2010   13.375
105955917     787.5  12/1/2005    168,000.00    168,000.00  Purchase  Alternative    220,000.00  11/1/2010   11.625
105953157  1,204.58   1/1/2006    236,000.00    236,000.00  Purchase  Reduced        295,000.00  12/1/2010   12.125
105945100    999.38   1/1/2006    184,500.00    184,500.00  Purchase  Full           205,000.00  11/1/2010     12.5
105938243    759.42  12/1/2005    148,800.00    148,762.02  R/T Refi  Reduced        186,000.00  11/1/2010   12.125
105936467     859.7  12/1/2005    144,792.00    144,792.00  Purchase  Reduced        181,000.00  11/1/2010   13.125
105933538  1,586.25   1/1/2006    324,000.00    324,000.00  Purchase  Reduced        408,740.00  12/1/2010   11.875
105932994       799  12/1/2005    163,200.00    163,200.00  Purchase  Alternative    204,000.00  10/1/2010   11.875
105923881  1,995.00  12/1/2005    399,000.00    399,000.00  C/O Refi  Full           535,000.00  11/1/2010       12
105920809  1,135.00   1/1/2006    227,000.00    227,000.00  Purchase  Alternative    284,000.00  11/1/2010       12
105912552  1,576.67  12/1/2005    344,000.00    344,000.00  C/O Refi  Full           430,000.00  11/1/2010     11.5
105888205  1,898.73  12/1/2005    337,552.00    337,552.00  Purchase  Reduced        430,000.00  11/1/2010    12.75
105885020  1,780.00   1/1/2006    356,000.00    356,000.00  C/O Refi  Full           445,000.00  12/1/2010       12
105870066  1,324.37   1/1/2006    201,600.00    201,088.97  C/O Refi  NINA           252,000.00  10/1/2010   12.875
105869770  1,204.67   1/1/2006    222,400.00    222,400.00  C/O Refi  Full           278,000.00  10/1/2010     12.5
105869034    599.06  12/1/2005    106,500.00    106,500.00  R/T Refi  NINA           154,000.00  11/1/2010    12.75
105845583  4,621.82  12/1/2005    905,500.00    905,500.00  R/T Refi  Reduced      1,275,000.00  11/1/2010   12.125
105837374    594.17  12/1/2005    124,000.00    124,000.00  C/O Refi  Full           155,000.00  11/1/2010    11.75
105821324    733.14  12/1/2005    128,000.00    127,938.33  C/O Refi  SISA           183,000.00  11/1/2010   12.875
105817988    786.25  12/1/2005    148,000.00    148,000.00  Purchase  Full           192,000.00  11/1/2010   12.375
105817492  1,115.26   1/1/2006    218,500.00    218,500.00  Purchase  Full           239,000.00  10/1/2010   12.125
105768526  1,029.30   1/1/2006    193,750.00    193,750.00  R/T Refi  Reduced        242,225.00  12/1/2010   12.375
105765069  1,776.17  12/1/2005    296,250.00    295,658.69  C/O Refi  SISA           395,000.00  11/1/2010       12
105739322  4,583.33  12/1/2005  1,000,000.00  1,000,000.00  C/O Refi  Full         1,925,000.00  11/1/2010     11.5
105717311  2,448.54  12/1/2005    511,000.00    511,000.00  C/O Refi  Reduced        860,000.00  11/1/2010    11.75
105717303  1,035.00  12/1/2005    184,000.00    184,000.00  R/T Refi  Reduced        278,000.00  11/1/2010    12.75
105712927  1,088.75  12/1/2005    201,000.00    201,000.00  C/O Refi  Reduced        268,000.00  11/1/2010     12.5
105693020  2,590.00  12/1/2005    592,000.00    591,869.87  R/T Refi  Full           740,000.00  10/1/2010    11.25
105649543  1,185.47  12/1/2005    252,900.00    252,900.00  Purchase  Full           391,000.00  11/1/2010   11.625

LOANID     FLOOR  CAPINT  MARGIN  INDEX       ODATE       ORIGINATOR  SERVICER  LPMI  SVCFEE
---------  -----  ------  ------  ----------  ----------  ----------  --------  ----  ------

106255835   2.25       2    2.25  6 MO LIBOR   9/21/2005  CWHL        CWHL         0    0.25
106250458   2.25       2    2.25  6 MO LIBOR  11/25/2005  CWHL        CWHL         0    0.25
106241977   2.25       2    2.25  6 MO LIBOR   11/1/2005  CWHL        CWHL         0    0.25
106230143   2.25       2    2.25  6 MO LIBOR  10/11/2005  CWHL        CWHL         0    0.25
106226999   2.25       2    2.25  6 MO LIBOR  10/24/2005  CWHL        CWHL         0    0.25
106223983   2.25       2    2.25  6 MO LIBOR  10/19/2005  CWHL        CWHL         0    0.25
106219062   2.25       2    2.25  6 MO LIBOR  10/26/2005  CWHL        CWHL         0    0.25
106209621   2.25       2    2.25  6 MO LIBOR  10/24/2005  CWHL        CWHL         0    0.25
106204484   2.25       2    2.25  6 MO LIBOR   9/15/2005  CWHL        CWHL         0    0.25
106204444   2.25       2    2.25  6 MO LIBOR   9/19/2005  CWHL        CWHL         0    0.25
106196907  3.375       1   3.375  6 MO LIBOR   8/31/2005  CWHL        CWHL         0    0.25
106193507   2.25       2    2.25  6 MO LIBOR  10/31/2005  CWHL        CWHL         0    0.25
106171704   2.25       2    2.25  6 MO LIBOR  10/27/2005  CWHL        CWHL         0    0.25
106159134   2.25       2    2.25  6 MO LIBOR   11/7/2005  CWHL        CWHL         0    0.25
106156806   2.25       2    2.25  6 MO LIBOR  10/26/2005  CWHL        CWHL         0    0.25
106154734   2.25       2    2.25  6 MO LIBOR  10/13/2005  CWHL        CWHL         0    0.25
106154262   2.25       2    2.25  6 MO LIBOR  10/26/2005  CWHL        CWHL         0    0.25
106143773   2.25       2    2.25  6 MO LIBOR  10/28/2005  CWHL        CWHL         0    0.25
106138764  3.125       2   3.125  6 MO LIBOR  10/10/2005  CWHL        CWHL      0.56    0.25
106132787   2.25       2    2.25  6 MO LIBOR  10/12/2005  CWHL        CWHL         0    0.25
106125066   2.25       2    2.25  6 MO LIBOR  10/19/2005  CWHL        CWHL         0    0.25
106122002   2.25       2    2.25  6 MO LIBOR  10/27/2005  CWHL        CWHL         0    0.25
106092766   2.25       2    2.25  6 MO LIBOR  10/20/2005  CWHL        CWHL         0    0.25
106092654   2.25       2    2.25  6 MO LIBOR  10/20/2005  CWHL        CWHL         0    0.25
106092366   2.75       2    2.75  6 MO LIBOR   11/3/2005  CWHL        CWHL      0.33    0.25
106079300   2.25       2    2.25  6 MO LIBOR   11/3/2005  CWHL        CWHL         0    0.25
106070883   2.25       2    2.25  6 MO LIBOR  10/25/2005  CWHL        CWHL         0    0.25
106066315   2.25       2    2.25  6 MO LIBOR  10/12/2005  CWHL        CWHL         0    0.25
106062266   2.25       2    2.25  6 MO LIBOR  11/10/2005  CWHL        CWHL         0    0.25
106056826   2.25       2    2.25  6 MO LIBOR  10/26/2005  CWHL        CWHL         0    0.25
106044376   2.25       2    2.25  6 MO LIBOR   10/7/2005  CWHL        CWHL         0    0.25
106035159   2.25       2    2.25  6 MO LIBOR   10/5/2005  CWHL        CWHL         0    0.25
106034655   2.25       2    2.25  6 MO LIBOR   11/3/2005  CWHL        CWHL         0    0.25
106031775   2.25       2    2.25  6 MO LIBOR   10/6/2005  CWHL        CWHL         0    0.25
106022501   2.25       2    2.25  6 MO LIBOR   11/9/2005  CWHL        CWHL         0    0.25
106000435   2.25       2    2.25  6 MO LIBOR  10/27/2005  CWHL        CWHL         0    0.25
105992770   2.25       2    2.25  6 MO LIBOR  10/26/2005  CWHL        CWHL         0    0.25
105987521   2.25       2    2.25  6 MO LIBOR  10/24/2005  CWHL        CWHL         0    0.25
105987489   2.25       2    2.25  6 MO LIBOR   10/4/2005  CWHL        CWHL         0    0.25
105983280   2.25       2    2.25  6 MO LIBOR  10/21/2005  CWHL        CWHL         0    0.25
105971103   2.25       2    2.25  6 MO LIBOR  10/21/2005  CWHL        CWHL         0    0.25
105955917   2.25       2    2.25  6 MO LIBOR  10/21/2005  CWHL        CWHL         0    0.25
105953157   2.25       2    2.25  6 MO LIBOR   11/7/2005  CWHL        CWHL         0    0.25
105945100   2.25       2    2.25  6 MO LIBOR  10/20/2005  CWHL        CWHL         0    0.25
105938243   2.25       2    2.25  6 MO LIBOR  10/25/2005  CWHL        CWHL         0    0.25
105936467   2.25       2    2.25  6 MO LIBOR  10/17/2005  CWHL        CWHL         0    0.25
105933538   2.25       2    2.25  6 MO LIBOR   11/2/2005  CWHL        CWHL         0    0.25
105932994   2.25       2    2.25  6 MO LIBOR   10/3/2005  CWHL        CWHL         0    0.25
105923881   2.25       2    2.25  6 MO LIBOR   10/7/2005  CWHL        CWHL         0    0.25
105920809   2.25       2    2.25  6 MO LIBOR  10/19/2005  CWHL        CWHL         0    0.25
105912552   2.25       2    2.25  6 MO LIBOR  10/12/2005  CWHL        CWHL         0    0.25
105888205   2.25       2    2.25  6 MO LIBOR  10/26/2005  CWHL        CWHL         0    0.25
105885020   2.25       2    2.25  6 MO LIBOR  11/10/2005  CWHL        CWHL         0    0.25
105870066  3.375       2   3.375  6 MO LIBOR   9/13/2005  CWHL        CWHL         0    0.25
105869770      5       2       5  6 MO LIBOR   9/14/2005  CWHL        CWHL         0    0.25
105869034   2.25       2    2.25  6 MO LIBOR  10/12/2005  CWHL        CWHL         0    0.25
105845583   2.25       2    2.25  6 MO LIBOR  10/20/2005  CWHL        CWHL         0    0.25
105837374   2.25       2    2.25  6 MO LIBOR  10/14/2005  CWHL        CWHL         0    0.25
105821324   2.25       2    2.25  6 MO LIBOR  10/26/2005  CWHL        CWHL         0    0.25
105817988   2.25       2    2.25  6 MO LIBOR  10/20/2005  CWHL        CWHL         0    0.25
105817492   2.25       2    2.25  6 MO LIBOR   10/7/2005  CWHL        CWHL         0    0.25
105768526   2.25       2    2.25  6 MO LIBOR  10/31/2005  CWHL        CWHL         0    0.25
105765069   2.25       2    2.25  6 MO LIBOR  10/26/2005  CWHL        CWHL         0    0.25
105739322   2.25       2    2.25  6 MO LIBOR  10/14/2005  CWHL        CWHL         0    0.25
105717311   2.25       2    2.25  6 MO LIBOR  10/18/2005  CWHL        CWHL         0    0.25
105717303   2.25       2    2.25  6 MO LIBOR  10/19/2005  CWHL        CWHL         0    0.25
105712927   2.25       2    2.25  6 MO LIBOR  10/12/2005  CWHL        CWHL         0    0.25
105693020   2.25       2    2.25  6 MO LIBOR   10/3/2005  CWHL        CWHL         0    0.25
105649543   2.25       2    2.25  6 MO LIBOR  10/19/2005  CWHL        CWHL         0    0.25

LOANID     OCC        PROPTYPE     OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE
---------  ---------  -----------  -----  -------  -----  -----  ---------  --------  ---------

105638357  Primary    SFR            360      359     80  6.125   1/1/2006  2/1/2006  12/1/2035
105626924  Primary    SFR            360      358  68.13  6.125  12/1/2005  1/1/2006  11/1/2035
105611194  Investor   SFR            360      357     80    6.5  11/1/2005  1/1/2006  10/1/2035
105609866  Primary    PUD            360      358     80   6.25  12/1/2005  1/1/2006  11/1/2035
105599928  Primary    SFR            360      358     80    6.5  12/1/2005  1/1/2006  11/1/2035
105599864  Primary    SFR            360      358  43.81    5.5  12/1/2005  1/1/2006  11/1/2035
105596592  Primary    PUD            360      357  79.93   5.25  11/1/2005  1/1/2006  10/1/2035
105523472  Primary    SFR            360      358  77.39   5.75  12/1/2005  1/1/2006  11/1/2035
105510182  Primary    SFR            360      358  78.17  6.125  12/1/2005  1/1/2006  11/1/2035
105506918  Primary    3-Family       360      359     80    6.5   1/1/2006  2/1/2006  12/1/2035
105503517  Primary    PUD            360      358  89.99   7.75  12/1/2005  1/1/2006  11/1/2035
105497437  Primary    PUD            360      359     80  5.875   1/1/2006  1/1/2006  12/1/2035
105491780  Primary    SFR            360      358     80      7  12/1/2005  2/1/2006  11/1/2035
105480402  Primary    SFR            360      357     80  5.375  11/1/2005  1/1/2006  10/1/2035
105477706  Primary    SFR            360      358  70.59  5.625  12/1/2005  1/1/2006  11/1/2035
105429044  Primary    SFR            360      359  65.52  5.625   1/1/2006  2/1/2006  12/1/2035
105419579  Investor   Condominium    360      359     80  5.625   1/1/2006  1/1/2006  12/1/2035
105398048  Primary    Condominium    360      358  82.69  5.375  12/1/2005  1/1/2006  11/1/2035
105367884  Primary    PUD            360      358     80   5.75  12/1/2005  1/1/2006  11/1/2035
105316070  Primary    Condominium    360      358     80    5.5  12/1/2005  1/1/2006  11/1/2035
105314054  Primary    Condominium    360      358  66.85  5.875  12/1/2005  1/1/2006  11/1/2035
105298308  Primary    SFR            360      357     80   6.25  11/1/2005  1/1/2006  10/1/2035
105279241  Primary    PUD            360      358     80    6.5  12/1/2005  1/1/2006  11/1/2035
105234572  Primary    SFR            360      357     80   6.25  11/1/2005  2/1/2006  10/1/2035
105218282  Investor   Condominium    360      357     75    6.5  11/1/2005  1/1/2006  10/1/2035
105199807  Primary    SFR            360      358  67.49  6.875  12/1/2005  2/1/2006  11/1/2035
105192798  Investor   2-Family       360      359     80   6.25   1/1/2006  2/1/2006  12/1/2035
105180853  Primary    SFR            360      358     75  5.625  12/1/2005  1/1/2006  11/1/2035
105172364  Investor   SFR            360      358  47.66      7  12/1/2005  2/1/2006  11/1/2035
105127718  Investor   Condominium    360      357     80  5.875  11/1/2005  2/1/2006  10/1/2035
105102691  Primary    SFR            360      358   78.9   6.25  12/1/2005  2/1/2006  11/1/2035
105052085  Primary    Condominium    360      359     85  6.875   1/1/2006  1/1/2006  12/1/2035
105037387  Primary    SFR            360      359     80  6.875   1/1/2006  2/1/2006  12/1/2035
105015576  Primary    SFR            360      358     80   6.25  12/1/2005  1/1/2006  11/1/2035
104997822  Investor   SFR            360      357     80   5.75  11/1/2005  1/1/2006  10/1/2035
104989021  Primary    SFR            360      358     80  5.375  12/1/2005  1/1/2006  11/1/2035
104910884  Primary    PUD            360      356     70  5.875  10/1/2005  1/1/2006   9/1/2035
104845940  Primary    PUD            360      359  86.38    6.5   1/1/2006  1/1/2006  12/1/2035
104842076  Investor   SFR            360      357     80  6.125  11/1/2005  1/1/2006  10/1/2035
104665609  Primary    PUD            360      356  71.76  5.875  10/1/2005  1/1/2006   9/1/2035
104665345  Investor   SFR            360      358  60.17   5.75  12/1/2005  2/1/2006  11/1/2035
104544097  Primary    SFR            360      358     80  5.875  12/1/2005  1/1/2006  11/1/2035
104529800  Primary    PUD            360      357     80   6.25  11/1/2005  2/1/2006  10/1/2035
103983085  Secondary  Condominium    360      355   66.6      6   9/1/2005  2/1/2006   8/1/2035
103961226  Primary    SFR            360      358     80  5.375  12/1/2005  2/1/2006  11/1/2035
 94128992  Primary    PUD            360      354  79.99  6.375   8/1/2005  1/1/2006   7/1/2035
103653547  Primary    PUD            360      355     80    6.5   9/1/2005  1/1/2006   8/1/2035
103783988  Primary    PUD            360      355     80   6.25   9/1/2005  2/1/2006   8/1/2035
 95017502  Secondary  PUD            360      357     65  5.875  11/1/2005  1/1/2006  10/1/2035
 94794091  Primary    Condominium    360      355     80    6.5   9/1/2005  1/1/2006   8/1/2035
 93954976  Primary    SFR            360      353     70  5.875   7/1/2005  1/1/2006   6/1/2035
 93822335  Primary    SFR            360      354     80   6.25   8/1/2005  1/1/2006   7/1/2035
 81942602  Primary    SFR            360      357     80    5.5  11/1/2005  1/1/2006  10/1/2035
 65195540  Primary    SFR            360      357     75      6  11/1/2005  1/1/2006  10/1/2035
  5633134  Primary    PUD            360      357  79.26  6.875  11/1/2005  2/1/2006  10/1/2035
 44757838  Primary    PUD            360      357     80  5.625  11/1/2005  1/1/2006  10/1/2035
 44752485  Primary    SFR            360      357     80   6.75  11/1/2005  1/1/2006  10/1/2035
 44719489  Investor   SFR            360      356     70    5.5  10/1/2005  2/1/2006   9/1/2035
120348974  Investor   SFR            360      358   31.5      8  12/1/2005  1/1/2006  11/1/2035
120201208  Primary    PUD            360      358     75      7  12/1/2005  2/1/2006  11/1/2035
120105750  Primary    PUD            360      358  73.12  5.875  12/1/2005  2/1/2006  11/1/2035
120054681  Investor   SFR            360      358     80    6.5  12/1/2005  1/1/2006  11/1/2035
120054665  Investor   SFR            360      358     80    6.5  12/1/2005  1/1/2006  11/1/2035
120054649  Investor   SFR            360      358     80    6.5  12/1/2005  1/1/2006  11/1/2035
119880247  Primary    SFR            360      358     80  5.875  12/1/2005  2/1/2006  11/1/2035
115556862  Primary    SFR            360      358  76.14    5.5  12/1/2005  1/1/2006  11/1/2035
115551999  Secondary  PUD            360      358     80   7.25  12/1/2005  2/1/2006  11/1/2035
115547416  Primary    SFR            360      358     75    6.5  12/1/2005  2/1/2006  11/1/2035
115378939  Primary    SFR            360      358     80  5.875  12/1/2005  1/1/2006  11/1/2035

LOANID     PANDI     PTDATE     OBAL          COBAL         PURPOSE   DOC          OAPPVAL       FRTRDATE   CEILING
---------  --------  ---------  ------------  ------------  --------  -----------  ------------  ---------  -------

105638357     782.6   1/1/2006    128,800.00    128,674.82  C/O Refi  Full           161,000.00  12/1/2010   12.125
105626924  1,324.59  12/1/2005    218,000.00    217,575.16  C/O Refi  Reduced        320,000.00  11/1/2010   12.125
105611194  1,256.67  12/1/2005    232,000.00    232,000.00  Purchase  Reduced        300,000.00  10/1/2010     12.5
105609866  1,087.50  12/1/2005    208,800.00    208,800.00  Purchase  Reduced        265,000.00  11/1/2010    12.25
105599928  2,517.67  12/1/2005    464,800.00    464,800.00  Purchase  Reduced        581,000.00  11/1/2010     12.5
105599864  1,265.00  12/1/2005    276,000.00    276,000.00  R/T Refi  Alternative    630,000.00  11/1/2010     11.5
105596592  2,059.09  12/1/2005    470,650.00    470,649.99  Purchase  Reduced        592,000.00  10/1/2010    11.25
105523472  1,665.10  12/1/2005    347,500.00    347,500.00  C/O Refi  Full           449,000.00  11/1/2010    11.75
105510182    959.58  12/1/2005    188,000.00    188,000.00  R/T Refi  Full           240,500.00  11/1/2010   12.125
105506918  1,878.50   1/1/2006    346,800.00    346,800.00  Purchase  Reduced        433,500.00  12/1/2010     12.5
105503517    975.85  12/1/2005    151,100.00    151,100.00  Purchase  SISA           169,000.00  11/1/2010    13.75
105497437  1,830.55   1/1/2006    373,900.00    373,900.00  Purchase  Reduced        470,000.00  12/1/2010   11.875
105491780    821.33   1/1/2006    140,800.00    140,800.00  C/O Refi  Full           176,000.00  11/1/2010       13
105480402  2,042.50  12/1/2005    456,000.00    456,000.00  R/T Refi  Reduced        570,000.00  10/1/2010   11.375
105477706  1,125.00  12/1/2005    240,000.00    240,000.00  R/T Refi  Reduced        340,000.00  11/1/2010   11.625
105429044  2,671.88   1/1/2006    570,000.00    570,000.00  Purchase  Alternative    875,000.00  12/1/2010   11.625
105419579  1,008.55   1/1/2006    175,200.00    175,012.70  R/T Refi  Full           219,000.00  12/1/2010   11.625
105398048    963.02  12/1/2005    215,000.00    215,000.00  C/O Refi  Full           260,000.00  11/1/2010   11.375
105367884  1,055.10  12/1/2005    180,800.00    180,399.96  C/O Refi  Full           226,000.00  11/1/2010    11.75
105316070  3,543.00  12/1/2005    624,000.00    622,630.87  Purchase  Full           780,000.00  11/1/2010     11.5
105314054  1,175.00  12/1/2005    240,000.00    239,984.96  Purchase  Reduced        360,000.00  11/1/2010   11.875
105298308  1,854.17  12/1/2005    356,000.00    356,000.00  C/O Refi  Alternative    445,000.00  10/1/2010    12.25
105279241    736.67  12/1/2005    136,000.00    136,000.00  C/O Refi  Reduced        170,000.00  11/1/2010     12.5
105234572  2,079.17   1/1/2006    399,200.00    399,200.00  Purchase  Full           499,000.00  10/1/2010    12.25
105218282    803.97  12/1/2005    148,425.00    148,425.00  Purchase  Full           211,000.00  10/1/2010     12.5
105199807  1,928.75   1/1/2006    293,600.00    293,105.25  C/O Refi  NINA           435,000.00  11/1/2010   12.875
105192798  1,305.32   1/1/2006    212,000.00    211,798.85  Purchase  Full           265,000.00  12/1/2010    12.25
105180853  3,867.19  12/1/2005    825,000.00    825,000.00  Purchase  Reduced      1,100,000.00  11/1/2010   11.625
105172364  1,779.17   1/1/2006    305,000.00    305,000.00  R/T Refi  Reduced        640,000.00  11/1/2010       13
105127718    755.53   1/1/2006    154,320.00    154,320.00  Purchase  Full           202,000.00  10/1/2010   11.875
105102691  1,500.00   1/1/2006    288,000.00    288,000.00  C/O Refi  SISA           365,000.00  11/1/2010    12.25
105052085  3,067.97   1/1/2006    535,500.00    535,500.00  Purchase  Reduced        632,000.00  12/1/2010   12.875
105037387    983.79   1/1/2006    172,000.00    171,715.44  C/O Refi  Reduced        215,000.00  12/1/2010   12.875
105015576  1,702.08  12/1/2005    326,800.00    326,800.00  Purchase  SISA           428,000.00  11/1/2010    12.25
104997822    720.67  12/1/2005    150,400.00    150,400.00  Purchase  Full           190,000.00  10/1/2010    11.75
104989021  1,368.82  12/1/2005    305,600.00    305,593.83  Purchase  Full           385,000.00  11/1/2010   11.375
104910884  1,525.05  12/1/2005    311,500.00    311,500.00  C/O Refi  Reduced        445,000.00   9/1/2010   11.875
104845940  3,520.83   1/1/2006    650,000.00    650,000.00  Purchase  Full           760,000.00  12/1/2010     12.5
104842076  1,008.58  12/1/2005    197,600.00    197,600.00  Purchase  Full           275,000.00  10/1/2010   12.125
104665609  1,150.52  12/1/2005    235,000.00    235,000.00  C/O Refi  Alternative    327,500.00   9/1/2010   11.875
104665345    694.79   1/1/2006    145,000.00    145,000.00  Purchase  Alternative    250,000.00  11/1/2010    11.75
104544097  2,252.08  12/1/2005    460,000.00    460,000.00  R/T Refi  Alternative    575,000.00  11/1/2010   11.875
104529800    779.17   1/1/2006    149,600.00    149,582.98  Purchase  Full           187,000.00  10/1/2010    12.25
103983085  1,798.25   1/1/2006    359,650.00    359,650.00  C/O Refi  Reduced        540,000.00   8/1/2010       12
103961226  1,365.18   1/1/2006    243,795.20    243,247.62  Purchase  Reduced        315,000.00  11/1/2010   11.375
 94128992  1,344.86  12/1/2005    253,150.00    253,043.07  Purchase  Reduced        320,000.00   7/1/2010   12.375
103653547  1,495.00  12/1/2005    276,000.00    276,000.00  Purchase  Reduced        345,000.00   8/1/2010     12.5
103783988  2,239.58   1/1/2006    430,000.00    430,000.00  Purchase  Reduced        545,000.00   8/1/2010    12.25
 95017502  3,175.15  12/1/2005    648,542.00    648,475.91  Purchase  Reduced      1,000,000.00  10/1/2010   10.875
 94794091  2,467.74  12/1/2005    456,000.00    456,000.00  Purchase  Preferred      580,000.00   8/1/2010     11.5
 93954976  2,416.09  12/1/2005    493,500.00    493,500.00  R/T Refi  Reduced        705,000.00   6/1/2010   10.875
 93822335  3,246.07  12/1/2005    527,200.00    524,159.23  Purchase  Reduced        659,000.00   7/1/2010    11.25
 81942602  2,087.10  12/1/2005    455,368.00    455,368.00  Purchase  Alternative    665,000.00  10/1/2010     10.5
 65195540  2,185.31  12/1/2005    437,061.00    437,061.00  Purchase  SISA           615,000.00  10/1/2010       11
  5633134  3,822.57   1/1/2006    667,250.00    667,126.71  Purchase  Reduced        845,000.00  10/1/2010   11.875
 44757838  2,138.44  12/1/2005    456,200.00    456,188.44  Purchase  Reduced        585,000.00  10/1/2010   10.625
 44752485  3,597.62  12/1/2005    639,576.00    639,573.62  Purchase  Reduced        810,000.00  10/1/2010    11.75
 44719489  6,288.33   1/1/2006  1,372,000.00  1,372,000.00  Purchase  Full         1,960,000.00   9/1/2010     10.5
120348974  4,200.00  12/1/2005    630,000.00    630,000.00  C/O Refi  Reduced      2,000,000.00  11/1/2010       13
120201208  4,490.29   1/1/2006    674,925.00    673,815.32  Purchase  Reduced        910,000.00  11/1/2010       12
120105750  3,182.29   1/1/2006    650,000.00    650,000.00  Purchase  Reduced        940,000.00  11/1/2010   10.875
120054681  2,296.67  12/1/2005    424,000.00    424,000.00  Purchase  Reduced        537,000.00  11/1/2010     11.5
120054665  2,686.67  12/1/2005    496,000.00    496,000.00  Purchase  Reduced        629,000.00  11/1/2010     11.5
120054649  2,708.33  12/1/2005    500,000.00    500,000.00  Purchase  Reduced        627,000.00  11/1/2010     11.5
119880247  2,890.50   1/1/2006    590,400.00    590,400.00  Purchase  Reduced        745,000.00  11/1/2010   10.875
115556862  2,555.05  12/1/2005    450,000.00    449,012.64  C/O Refi  Full           591,000.00  11/1/2010     10.5
115551999  5,244.17   1/1/2006    868,000.00    868,000.00  Purchase  Reduced      1,085,000.00  11/1/2010    12.25
115547416  3,575.00   1/1/2006    660,000.00    659,821.25  Purchase  Reduced        880,000.00  11/1/2010     11.5
115378939  2,271.67  12/1/2005    464,000.00    464,000.00  Purchase  Reduced        580,000.00  11/1/2010   10.875

LOANID     FLOOR  CAPINT  MARGIN  INDEX        ODATE       ORIGINATOR  SERVICER  LPMI  SVCFEE
---------  -----  ------  ------  -----------  ----------  ----------  --------  ----  ------

105638357   2.25       2    2.25  6 MO LIBOR   10/28/2005  CWHL        CWHL         0    0.25
105626924   2.25       2    2.25  6 MO LIBOR   10/17/2005  CWHL        CWHL         0    0.25
105611194   2.25       2    2.25  6 MO LIBOR    9/21/2005  CWHL        CWHL         0    0.25
105609866   2.25       2    2.25  6 MO LIBOR   10/14/2005  CWHL        CWHL         0    0.25
105599928   2.25       2    2.25  6 MO LIBOR    10/6/2005  CWHL        CWHL         0    0.25
105599864   2.25       2    2.25  6 MO LIBOR   10/11/2005  CWHL        CWHL         0    0.25
105596592   3.25       2    3.25  6 MO LIBOR    9/12/2005  CWHL        CWHL         0    0.25
105523472   2.25       2    2.25  6 MO LIBOR    9/30/2005  CWHL        CWHL         0    0.25
105510182   2.25       2    2.25  6 MO LIBOR    10/5/2005  CWHL        CWHL         0    0.25
105506918   2.25       2    2.25  6 MO LIBOR    11/3/2005  CWHL        CWHL         0    0.25
105503517   2.25       2    2.25  6 MO LIBOR   10/20/2005  CWHL        CWHL         0    0.25
105497437   2.25       2    2.25  6 MO LIBOR    11/9/2005  CWHL        CWHL         0    0.25
105491780   2.25       2    2.25  6 MO LIBOR    10/7/2005  CWHL        CWHL         0    0.25
105480402   2.25       2    2.25  6 MO LIBOR    9/20/2005  CWHL        CWHL         0    0.25
105477706   2.25       2    2.25  6 MO LIBOR   10/18/2005  CWHL        CWHL         0    0.25
105429044   2.25       2    2.25  6 MO LIBOR   11/11/2005  CWHL        CWHL         0    0.25
105419579   2.25       2    2.25  6 MO LIBOR    11/7/2005  CWHL        CWHL         0    0.25
105398048   2.25       2    2.25  6 MO LIBOR   10/11/2005  CWHL        CWHL         0    0.25
105367884   2.25       2    2.25  6 MO LIBOR    10/6/2005  CWHL        CWHL         0    0.25
105316070   2.25       2    2.25  6 MO LIBOR   10/14/2005  CWHL        CWHL         0    0.25
105314054   2.25       2    2.25  6 MO LIBOR    11/1/2005  CWHL        CWHL         0    0.25
105298308   2.25       2    2.25  6 MO LIBOR    9/23/2005  CWHL        CWHL         0    0.25
105279241   2.25       2    2.25  6 MO LIBOR   10/20/2005  CWHL        CWHL         0    0.25
105234572   2.25       2    2.25  6 MO LIBOR    9/23/2005  CWHL        CWHL         0    0.25
105218282   2.25       2    2.25  6 MO LIBOR    9/21/2005  CWHL        CWHL         0    0.25
105199807   2.25       2    2.25  6 MO LIBOR   10/17/2005  CWHL        CWHL         0    0.25
105192798   2.25       2    2.25  6 MO LIBOR    11/7/2005  CWHL        CWHL         0    0.25
105180853   2.25       2    2.25  6 MO LIBOR    10/6/2005  CWHL        CWHL         0    0.25
105172364   2.25       2    2.25  6 MO LIBOR    11/1/2005  CWHL        CWHL         0    0.25
105127718   2.25       2    2.25  6 MO LIBOR    9/16/2005  CWHL        CWHL         0    0.25
105102691   2.25       2    2.25  6 MO LIBOR   10/17/2005  CWHL        CWHL         0    0.25
105052085  3.125       2   3.125  6 MO LIBOR    11/7/2005  CWHL        CWHL      0.32    0.25
105037387   2.25       2    2.25  6 MO LIBOR   10/28/2005  CWHL        CWHL         0    0.25
105015576   2.25       2    2.25  6 MO LIBOR   10/27/2005  CWHL        CWHL         0    0.25
104997822   2.25       2    2.25  6 MO LIBOR    9/29/2005  CWHL        CWHL         0    0.25
104989021   2.25       2    2.25  6 MO LIBOR    10/1/2005  CWHL        CWHL         0    0.25
104910884   2.25       2    2.25  6 MO LIBOR    8/31/2005  CWHL        CWHL         0    0.25
104845940   2.75       2    2.75  6 MO LIBOR   11/10/2005  CWHL        CWHL      0.39    0.25
104842076   2.25       2    2.25  6 MO LIBOR    9/29/2005  CWHL        CWHL         0    0.25
104665609   2.25       2    2.25  6 MO LIBOR    8/23/2005  CWHL        CWHL         0    0.25
104665345   2.25       2    2.25  6 MO LIBOR   10/14/2005  CWHL        CWHL         0    0.25
104544097   2.25       2    2.25  6 MO LIBOR   10/20/2005  CWHL        CWHL         0    0.25
104529800   2.25       2    2.25  6 MO LIBOR    9/20/2005  CWHL        CWHL         0    0.25
103983085   2.25       2    2.25  6 MO LIBOR    7/13/2005  CWHL        CWHL         0    0.25
103961226   2.25       2    2.25  6 MO LIBOR   10/27/2005  CWHL        CWHL         0    0.25
 94128992  2.375       2   2.375  6 MO LIBOR     6/2/2005  CWHL        CWHL         0   0.375
103653547      4       2       4  6 MO LIBOR    7/13/2005  CWHL        CWHL         0   0.375
103783988   3.75       2    3.75  6 MO LIBOR    7/11/2005  CWHL        CWHL         0   0.375
 95017502   2.25       2    2.25  12 MO LIBOR   9/26/2005  CWHL        CWHL         0    0.25
 94794091   2.25       2    2.25  12 MO LIBOR   7/14/2005  CWHL        CWHL         0    0.25
 93954976   2.25       2    2.25  12 MO LIBOR   5/16/2005  CWHL        CWHL         0    0.25
 93822335   2.25       2    2.25  12 MO LIBOR   6/15/2005  CWHL        CWHL         0    0.25
 81942602   2.25       2    2.25  12 MO LIBOR   9/30/2005  CWHL        CWHL         0    0.25
 65195540   2.25       2    2.25  12 MO LIBOR   9/20/2005  CWHL        CWHL         0    0.25
  5633134   2.25       2    2.25  12 MO LIBOR   9/30/2005  CWHL        CWHL         0    0.25
 44757838   2.25       2    2.25  12 MO LIBOR    9/8/2005  CWHL        CWHL         0    0.25
 44752485   2.25       2    2.25  12 MO LIBOR   9/16/2005  CWHL        CWHL         0    0.25
 44719489   2.25       2    2.25  12 MO LIBOR   8/19/2005  CWHL        CWHL         0    0.25
120348974   2.25       2    2.25  12 MO LIBOR   10/5/2005  CWHL        CWHL         0    0.25
120201208   2.25       2    2.25  12 MO LIBOR   10/3/2005  CWHL        CWHL         0    0.25
120105750   2.25       2    2.25  12 MO LIBOR  10/12/2005  CWHL        CWHL         0    0.25
120054681   2.25       2    2.25  12 MO LIBOR   10/7/2005  CWHL        CWHL         0    0.25
120054665   2.25       2    2.25  12 MO LIBOR   10/5/2005  CWHL        CWHL         0    0.25
120054649   2.25       2    2.25  12 MO LIBOR  10/11/2005  CWHL        CWHL         0    0.25
119880247   2.25       2    2.25  12 MO LIBOR   10/4/2005  CWHL        CWHL         0    0.25
115556862   2.25       2    2.25  12 MO LIBOR   10/6/2005  CWHL        CWHL         0    0.25
115551999   2.25       2    2.25  12 MO LIBOR   10/7/2005  CWHL        CWHL         0    0.25
115547416   2.25       2    2.25  12 MO LIBOR   10/7/2005  CWHL        CWHL         0    0.25
115378939   2.25       2    2.25  12 MO LIBOR   10/3/2005  CWHL        CWHL         0    0.25

LOANID     OCC        PROPTYPE     OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE
---------  ---------  -----------  -----  -------  -----  -----  ---------  --------  ---------

115356643  Primary    PUD            360      358  72.57      7  12/1/2005  1/1/2006  11/1/2035
115320105  Primary    SFR            360      358  75.14      6  12/1/2005  2/1/2006  11/1/2035
115283596  Primary    SFR            360      358     80  5.875  12/1/2005  1/1/2006  11/1/2035
115226241  Primary    SFR            360      358     80   6.25  12/1/2005  2/1/2006  11/1/2035
115163876  Primary    SFR            360      357     80   6.75  11/1/2005  1/1/2006  10/1/2035
115158980  Primary    PUD            360      357     80   6.75  11/1/2005  1/1/2006  10/1/2035
115141952  Primary    SFR            360      357     80    6.5  11/1/2005  1/1/2006  10/1/2035
115133122  Primary    SFR            360      357     80      6  11/1/2005  1/1/2006  10/1/2035
115087527  Primary    SFR            360      358     80      6  12/1/2005  1/1/2006  11/1/2035
115077708  Primary    PUD            360      357     80  6.875  11/1/2005  1/1/2006  10/1/2035
115076404  Primary    Condominium    360      358     80  5.625  12/1/2005  2/1/2006  11/1/2035
115055038  Investor   SFR            360      357     75  6.875  11/1/2005  1/1/2006  10/1/2035
114968165  Primary    PUD            360      358  70.15   6.25  12/1/2005  1/1/2006  11/1/2035
114940722  Primary    PUD            360      358     80  6.875  12/1/2005  2/1/2006  11/1/2035
114915748  Primary    SFR            360      357     80  5.625  11/1/2005  1/1/2006  10/1/2035
114858863  Primary    PUD            360      358  76.92  6.125  12/1/2005  1/1/2006  11/1/2035
114835196  Primary    PUD            360      357     80    5.5  11/1/2005  1/1/2006  10/1/2035
114828142  Primary    SFR            360      358     80    5.5  12/1/2005  2/1/2006  11/1/2035
114770558  Primary    SFR            360      358     80   6.25  12/1/2005  1/1/2006  11/1/2035
114763373  Primary    PUD            360      358  76.92  5.875  12/1/2005  1/1/2006  11/1/2035
114755224  Primary    SFR            360      357  66.67   6.75  11/1/2005  1/1/2006  10/1/2035
114745132  Investor   SFR            360      358     80      6  12/1/2005  1/1/2006  11/1/2035
114683982  Primary    SFR            360      357     80  7.125  11/1/2005  1/1/2006  10/1/2035
114677917  Primary    SFR            360      358     80  7.125  12/1/2005  1/1/2006  11/1/2035
114637237  Primary    SFR            360      358  73.95      6  12/1/2005  1/1/2006  11/1/2035
114623224  Primary    SFR            360      358     80   6.75  12/1/2005  2/1/2006  11/1/2035
114588857  Primary    SFR            360      358     80  6.625  12/1/2005  1/1/2006  11/1/2035
114587569  Investor   SFR            360      358     80  6.625  12/1/2005  1/1/2006  11/1/2035
114587017  Primary    SFR            360      358     80    7.5  12/1/2005  1/1/2006  11/1/2035
114581800  Primary    Condominium    360      357     80  6.375  11/1/2005  2/1/2006  10/1/2035
114572543  Primary    SFR            360      358  73.26  5.875  12/1/2005  2/1/2006  11/1/2035
114566674  Investor   Condominium    360      358     80   6.75  12/1/2005  2/1/2006  11/1/2035
114493047  Primary    Condominium    360      357  79.86    7.5  11/1/2005  1/1/2006  10/1/2035
114464210  Primary    PUD            360      358     78   6.75  12/1/2005  1/1/2006  11/1/2035
114462538  Primary    PUD            360      358     80  5.875  12/1/2005  1/1/2006  11/1/2035
114450904  Primary    SFR            360      358  60.66   6.25  12/1/2005  1/1/2006  11/1/2035
114432414  Investor   SFR            360      358     80    7.5  12/1/2005  1/1/2006  11/1/2035
114387022  Primary    PUD            360      358     70  5.625  12/1/2005  1/1/2006  11/1/2035
114343602  Investor   SFR            360      358     80      6  12/1/2005  1/1/2006  11/1/2035
114341731  Primary    SFR            360      358   55.6   5.75  12/1/2005  1/1/2006  11/1/2035
114294888  Primary    SFR            360      358     80  5.875  12/1/2005  1/1/2006  11/1/2035
114281688  Primary    SFR            360      358     80  6.625  12/1/2005  1/1/2006  11/1/2035
114276888  Primary    SFR            360      358     80      6  12/1/2005  1/1/2006  11/1/2035
114263772  Primary    PUD            360      358   62.5  6.125  12/1/2005  1/1/2006  11/1/2035
114250566  Primary    PUD            360      358  52.43  5.875  12/1/2005  1/1/2006  11/1/2035
114201097  Primary    PUD            360      358     75  5.875  12/1/2005  2/1/2006  11/1/2035
114182203  Primary    PUD            360      358     80      6  12/1/2005  2/1/2006  11/1/2035
114175866  Primary    SFR            360      357  77.98   5.75  11/1/2005  2/1/2006  10/1/2035
114171861  Primary    SFR            360      358     80   5.75  12/1/2005  2/1/2006  11/1/2035
114166066  Investor   Condominium    360      357  79.93  6.125  11/1/2005  2/1/2006  10/1/2035
114120949  Primary    SFR            360      358     75  5.875  12/1/2005  1/1/2006  11/1/2035
114110371  Primary    PUD            360      357     80    6.5  11/1/2005  1/1/2006  10/1/2035
114085459  Primary    SFR            360      358  71.06  5.375  12/1/2005  2/1/2006  11/1/2035
114018580  Primary    SFR            360      358  41.94    6.5  12/1/2005  1/1/2006  11/1/2035
113921056  Primary    SFR            360      357  77.85   6.75  11/1/2005  2/1/2006  10/1/2035
113915210  Primary    PUD            360      358  75.71  5.875  12/1/2005  2/1/2006  11/1/2035
113904356  Primary    SFR            360      357     90  6.125  11/1/2005  1/1/2006  10/1/2035
113876048  Primary    PUD            360      357   69.9  6.625  11/1/2005  1/1/2006  10/1/2035
113854002  Primary    SFR            360      357   79.6  5.625  11/1/2005  1/1/2006  10/1/2035
113848475  Investor   3-Family       360      358     80  5.875  12/1/2005  1/1/2006  11/1/2035
113811322  Secondary  PUD            360      358     80    5.5  12/1/2005  2/1/2006  11/1/2035
113741076  Secondary  Condominium    360      358     80   6.25  12/1/2005  1/1/2006  11/1/2035
113707879  Primary    Condominium    360      357     80   5.75  11/1/2005  1/1/2006  10/1/2035
113681183  Primary    SFR            360      357     75  6.375  11/1/2005  2/1/2006  10/1/2035
113615488  Primary    PUD            360      358     80  6.125  12/1/2005  1/1/2006  11/1/2035
113614771  Primary    SFR            360      357     80  6.625  11/1/2005  2/1/2006  10/1/2035
113398780  Investor   SFR            360      358  76.04    6.5  12/1/2005  1/1/2006  11/1/2035
113333630  Primary    PUD            360      357  77.56   5.75  11/1/2005  1/1/2006  10/1/2035
113211585  Primary    3-Family       360      357     80  6.875  11/1/2005  1/1/2006  10/1/2035

LOANID     PANDI     PTDATE     OBAL          COBAL         PURPOSE   DOC          OAPPVAL       FRTRDATE   CEILING
---------  --------  ---------  ------------  ------------  --------  -----------  ------------  ---------  -------

115356643  2,916.67  12/1/2005    500,000.00    500,000.00  Purchase  Reduced        689,000.00  11/1/2010       12
115320105  3,245.00   1/1/2006    650,000.00    649,000.00  Purchase  Reduced        875,000.00  11/1/2010       11
115283596  2,369.58  12/1/2005    484,000.00    484,000.00  Purchase  Reduced        605,000.00  11/1/2010   10.875
115226241  2,479.17   1/1/2006    476,000.00    476,000.00  Purchase  Reduced        595,000.00  11/1/2010    11.25
115163876  2,253.40  12/1/2005    400,800.00    400,307.90  Purchase  Reduced        510,000.00  10/1/2010    11.75
115158980  3,370.50  12/1/2005    599,200.00    599,200.00  Purchase  SISA           750,000.00  10/1/2010    11.75
115141952  2,448.33  12/1/2005    452,000.00    452,000.00  Purchase  Reduced        600,000.00  10/1/2010     11.5
115133122  2,700.00  12/1/2005    540,000.00    540,000.00  Purchase  Reduced        675,000.00  10/1/2010       11
115087527  2,260.00  12/1/2005    452,000.00    452,000.00  Purchase  Reduced        565,000.00  11/1/2010       11
115077708  3,345.83  12/1/2005    583,999.00    583,999.00  Purchase  Reduced        750,000.00  10/1/2010   11.875
115076404  2,156.25   1/1/2006    460,000.00    460,000.00  C/O Refi  Full           575,000.00  11/1/2010   10.625
115055038  3,652.34  12/1/2005    637,500.00    637,500.00  Purchase  Reduced        850,000.00  10/1/2010   11.875
114968165  2,447.92  12/1/2005    470,000.00    469,934.34  Purchase  Alternative    670,000.00  11/1/2010    11.25
114940722  2,864.58   1/1/2006    500,000.00    500,000.00  Purchase  Reduced        625,000.00  11/1/2010   11.875
114915748  2,250.00  12/1/2005    480,000.00    479,800.00  Purchase  Reduced        675,000.00  10/1/2010   10.625
114858863  5,104.17  12/1/2005  1,000,000.00  1,000,000.00  Purchase  Full         1,300,000.00  11/1/2010   11.125
114835196  2,126.67  12/1/2005    464,000.00    464,000.00  Purchase  Reduced        580,000.00  10/1/2010     10.5
114828142  2,640.00   1/1/2006    576,000.00    576,000.00  C/O Refi  Reduced        720,000.00  11/1/2010     10.5
114770558  2,332.92  12/1/2005    447,920.00    447,920.00  Purchase  Reduced        599,000.00  11/1/2010    11.25
114763373  4,895.83  12/1/2005  1,000,000.00  1,000,000.00  C/O Refi  Alternative  1,300,000.00  11/1/2010   10.875
114755224  5,624.99  12/1/2005    999,999.00    999,999.00  Purchase  Reduced      1,500,000.00  10/1/2010    11.75
114745132  2,140.00  12/1/2005    428,000.00    428,000.00  Purchase  Alternative    540,000.00  11/1/2010       11
114683982  3,135.00  12/1/2005    528,000.00    528,000.00  Purchase  Reduced        660,000.00  10/1/2010   12.125
114677917  3,467.50  12/1/2005    584,000.00    584,000.00  Purchase  Reduced        730,000.00  11/1/2010   12.125
114637237  2,638.02  12/1/2005    440,000.00    439,121.77  Purchase  Reduced        597,000.00  11/1/2010       11
114623224  2,655.00   1/1/2006    472,000.00    472,000.00  Purchase  Reduced        590,000.00  11/1/2010    11.75
114588857  3,069.58  12/1/2005    556,000.00    556,000.00  Purchase  Reduced        695,000.00  11/1/2010   11.625
114587569  3,091.67  12/1/2005    560,000.00    559,999.67  Purchase  Full           700,000.00  11/1/2010   11.625
114587017  4,750.00  12/1/2005    760,000.00    760,000.00  Purchase  Reduced        980,000.00  11/1/2010     12.5
114581800  2,231.25   1/1/2006    420,000.00    420,000.00  Purchase  Reduced        525,000.00  10/1/2010   11.375
114572543  4,895.83   1/1/2006  1,000,000.00  1,000,000.00  Purchase  Reduced      1,365,000.00  11/1/2010   10.875
114566674  2,604.77   1/1/2006    401,600.00    400,906.52  Purchase  Reduced        504,000.00  11/1/2010    11.75
114493047  2,925.00  12/1/2005    468,000.00    468,000.00  R/T Refi  Reduced        586,000.00  10/1/2010     12.5
114464210  6,120.56  12/1/2005  1,088,100.00  1,088,100.00  Purchase  Reduced      1,400,000.00  11/1/2010    11.75
114462538  2,330.42  12/1/2005    476,000.00    476,000.00  C/O Refi  Alternative    595,000.00  11/1/2010   10.875
114450904  2,135.42  12/1/2005    410,000.00    410,000.00  Purchase  NINA           676,000.00  11/1/2010    11.25
114432414  4,250.00  12/1/2005    680,000.00    680,000.00  Purchase  Reduced        850,000.00  11/1/2010     12.5
114387022  1,886.72  12/1/2005    402,500.00    402,499.49  C/O Refi  Full           575,000.00  11/1/2010   10.625
114343602  2,600.00  12/1/2005    520,000.00    520,000.00  C/O Refi  Reduced        650,000.00  11/1/2010       11
114341731  6,394.12  12/1/2005  1,334,426.00  1,334,426.00  R/T Refi  Reduced      2,400,000.00  11/1/2010    10.75
114294888  3,624.94  12/1/2005    612,800.00    611,547.40  Purchase  Reduced        768,000.00  11/1/2010   10.875
114281688  2,895.13  12/1/2005    524,400.00    524,400.00  Purchase  Reduced        656,000.00  11/1/2010   11.625
114276888  2,340.00  12/1/2005    468,000.00    468,000.00  Purchase  Reduced        585,000.00  11/1/2010       11
114263772  9,114.09  12/1/2005  1,499,988.00  1,497,064.76  C/O Refi  Reduced      2,400,000.00  11/1/2010   11.125
114250566  2,374.48  12/1/2005    485,000.00    485,000.00  C/O Refi  Reduced        925,000.00  11/1/2010   10.875
114201097  2,570.31   1/1/2006    525,000.00    524,568.95  C/O Refi  Reduced        700,000.00  11/1/2010   10.875
114182203  6,100.00   1/1/2006  1,220,000.00  1,220,000.00  Purchase  Reduced      1,545,000.00  11/1/2010       11
114175866  2,036.46   1/1/2006    425,000.00    425,000.00  C/O Refi  Reduced        545,000.00  10/1/2010    10.75
114171861  2,296.17   1/1/2006    479,200.00    479,200.00  Purchase  Reduced        599,000.00  11/1/2010    10.75
114166066  3,560.67   1/1/2006    697,600.00    697,600.00  Purchase  Full           875,000.00  10/1/2010   11.125
114120949  3,435.61  12/1/2005    701,741.00    701,741.00  Purchase  Reduced        935,750.00  11/1/2010   10.875
114110371  2,881.67  12/1/2005    532,000.00    532,000.00  Purchase  Reduced        665,000.00  10/1/2010     11.5
114085459  1,836.46   1/1/2006    410,000.00    410,000.00  C/O Refi  Alternative    577,000.00  11/1/2010   10.375
114018580  3,520.83  12/1/2005    650,000.00    650,000.00  C/O Refi  NINA         1,550,000.00  11/1/2010     11.5
113921056  2,531.25   1/1/2006    450,000.00    450,000.00  R/T Refi  Reduced        578,000.00  10/1/2010    11.75
113915210  3,135.15   1/1/2006    530,000.00    518,862.64  Purchase  Reduced        700,000.00  11/1/2010   10.875
113904356  2,503.59  12/1/2005    490,500.00    490,500.00  C/O Refi  Full           545,000.00  10/1/2010   11.125
113876048  2,801.82  12/1/2005    507,500.00    507,500.00  C/O Refi  Reduced        726,000.00  10/1/2010   11.625
113854002  2,798.44  12/1/2005    597,000.00    597,000.00  C/O Refi  Reduced        750,000.00  10/1/2010   10.625
113848475  4,895.83  12/1/2005    999,999.00    999,999.00  Purchase  Alternative  1,250,000.00  11/1/2010   10.875
113811322  6,529.57   1/1/2006  1,150,000.00  1,147,476.75  Purchase  Reduced      1,450,000.00  11/1/2010     10.5
113741076  2,425.00  12/1/2005    465,600.00    465,600.00  Purchase  Alternative    585,000.00  11/1/2010    11.25
113707879  2,629.63  12/1/2005    548,792.00    548,792.00  Purchase  Reduced        685,990.00  10/1/2010    10.75
113681183  2,231.25   1/1/2006    420,000.00    420,000.00  C/O Refi  Reduced        560,000.00  10/1/2010   11.375
113615488  2,225.42  12/1/2005    436,000.00    436,000.00  Purchase  Reduced        545,000.00  11/1/2010   11.125
113614771  2,343.48   1/1/2006    424,480.00    424,480.00  Purchase  Reduced        535,000.00  10/1/2010   11.625
113398780  2,667.33  12/1/2005    422,000.00    421,234.94  R/T Refi  Reduced        555,000.00  11/1/2010     11.5
113333630  3,047.50  12/1/2005    636,000.00    636,000.00  R/T Refi  Alternative    820,000.00  10/1/2010    10.75
113211585  3,465.00  12/1/2005    604,800.00    604,800.00  Purchase  Reduced        756,000.00  10/1/2010   11.875

LOANID     FLOOR  CAPINT  MARGIN  INDEX        ODATE       ORIGINATOR  SERVICER   LPMI  SVCFEE
--------------------------------------------------------------------------------------  ------

115356643   2.25       2    2.25  12 MO LIBOR   10/6/2005  CWHL        CWHL          0    0.25
115320105   2.25       2    2.25  12 MO LIBOR   10/7/2005  CWHL        CWHL          0    0.25
115283596   2.25       2    2.25  12 MO LIBOR   10/3/2005  CWHL        CWHL          0    0.25
115226241   2.25       2    2.25  12 MO LIBOR   9/30/2005  CWHL        CWHL          0    0.25
115163876   2.25       2    2.25  12 MO LIBOR   10/5/2005  CWHL        CWHL          0    0.25
115158980   2.25       2    2.25  12 MO LIBOR   9/30/2005  CWHL        CWHL          0    0.25
115141952   2.25       2    2.25  12 MO LIBOR   9/30/2005  CWHL        CWHL          0    0.25
115133122   2.25       2    2.25  12 MO LIBOR   9/27/2005  CWHL        CWHL          0    0.25
115087527   2.25       2    2.25  12 MO LIBOR   10/5/2005  CWHL        CWHL          0    0.25
115077708   2.25       2    2.25  12 MO LIBOR   9/29/2005  CWHL        CWHL          0    0.25
115076404   2.25       2    2.25  12 MO LIBOR   10/6/2005  CWHL        CWHL          0    0.25
115055038   2.25       2    2.25  12 MO LIBOR   9/22/2005  CWHL        CWHL          0    0.25
114968165   2.25       2    2.25  12 MO LIBOR   10/6/2005  CWHL        CWHL          0    0.25
114940722   2.25       2    2.25  12 MO LIBOR   10/7/2005  CWHL        CWHL          0    0.25
114915748   2.25       2    2.25  12 MO LIBOR   9/29/2005  CWHL        CWHL          0    0.25
114858863   2.25       2    2.25  12 MO LIBOR   10/6/2005  CWHL        CWHL          0    0.25
114835196   2.25       2    2.25  12 MO LIBOR   9/27/2005  CWHL        CWHL          0    0.25
114828142   2.25       2    2.25  12 MO LIBOR   9/27/2005  CWHL        CWHL          0    0.25
114770558   2.25       2    2.25  12 MO LIBOR   9/30/2005  CWHL        CWHL          0    0.25
114763373   2.25       2    2.25  12 MO LIBOR   9/30/2005  CWHL        CWHL          0    0.25
114755224   2.25       2    2.25  12 MO LIBOR   9/20/2005  CWHL        CWHL          0    0.25
114745132   2.25       2    2.25  12 MO LIBOR   9/30/2005  CWHL        CWHL          0    0.25
114683982   2.25       2    2.25  12 MO LIBOR   9/28/2005  CWHL        CWHL          0    0.25
114677917   2.25       2    2.25  12 MO LIBOR   9/30/2005  CWHL        CWHL          0    0.25
114637237   2.25       2    2.25  12 MO LIBOR   10/7/2005  CWHL        CWHL          0    0.25
114623224   2.25       2    2.25  12 MO LIBOR   10/5/2005  CWHL        CWHL          0    0.25
114588857   2.25       2    2.25  12 MO LIBOR   10/3/2005  CWHL        CWHL          0    0.25
114587569   2.25       2    2.25  12 MO LIBOR   10/4/2005  CWHL        CWHL          0    0.25
114587017   2.25       2    2.25  12 MO LIBOR   10/3/2005  CWHL        CWHL          0    0.25
114581800   2.25       2    2.25  12 MO LIBOR   9/28/2005  CWHL        CWHL          0    0.25
114572543   2.25       2    2.25  12 MO LIBOR   10/7/2005  CWHL        CWHL          0    0.25
114566674   2.25       2    2.25  12 MO LIBOR   9/30/2005  CWHL        CWHL          0    0.25
114493047   2.25       2    2.25  12 MO LIBOR   9/24/2005  CWHL        CWHL          0    0.25
114464210   2.25       2    2.25  12 MO LIBOR   10/4/2005  CWHL        CWHL          0    0.25
114462538   2.25       2    2.25  12 MO LIBOR   10/3/2005  CWHL        CWHL          0    0.25
114450904   2.25       2    2.25  12 MO LIBOR   10/6/2005  CWHL        CWHL          0    0.25
114432414   2.25       2    2.25  12 MO LIBOR   10/5/2005  CWHL        CWHL          0    0.25
114387022   2.25       2    2.25  12 MO LIBOR   10/6/2005  CWHL        CWHL          0    0.25
114343602   2.25       2    2.25  12 MO LIBOR   10/3/2005  CWHL        CWHL          0    0.25
114341731   2.25       2    2.25  12 MO LIBOR   9/29/2005  CWHL        CWHL          0    0.25
114294888   2.25       2    2.25  12 MO LIBOR  10/11/2005  CWHL        CWHL          0    0.25
114281688   2.25       2    2.25  12 MO LIBOR   10/5/2005  CWHL        CWHL          0    0.25
114276888   2.25       2    2.25  12 MO LIBOR   10/4/2005  CWHL        CWHL          0    0.25
114263772   2.25       2    2.25  12 MO LIBOR   9/28/2005  CWHL        CWHL          0    0.25
114250566   2.25       2    2.25  12 MO LIBOR   9/27/2005  CWHL        CWHL          0    0.25
114201097   2.25       2    2.25  12 MO LIBOR   10/5/2005  CWHL        CWHL          0    0.25
114182203   2.25       2    2.25  12 MO LIBOR   10/4/2005  CWHL        CWHL          0    0.25
114175866   2.25       2    2.25  12 MO LIBOR   9/26/2005  CWHL        CWHL          0    0.25
114171861   2.25       2    2.25  12 MO LIBOR   9/27/2005  CWHL        CWHL          0    0.25
114166066   2.25       2    2.25  12 MO LIBOR   9/23/2005  CWHL        CWHL          0    0.25
114120949   2.25       2    2.25  12 MO LIBOR   9/28/2005  CWHL        CWHL          0    0.25
114110371   2.25       2    2.25  12 MO LIBOR   9/27/2005  CWHL        CWHL          0    0.25
114085459   2.25       2    2.25  12 MO LIBOR   10/3/2005  CWHL        CWHL          0    0.25
114018580   2.25       2    2.25  12 MO LIBOR   10/4/2005  CWHL        CWHL          0    0.25
113921056   2.25       2    2.25  12 MO LIBOR   10/3/2005  CWHL        CWHL          0    0.25
113915210   2.25       2    2.25  12 MO LIBOR   10/4/2005  CWHL        CWHL          0    0.25
113904356  2.875       2   2.875  12 MO LIBOR   9/24/2005  CWHL        CWHL       0.49    0.25
113876048   2.25       2    2.25  12 MO LIBOR   9/28/2005  CWHL        CWHL          0    0.25
113854002   2.25       2    2.25  12 MO LIBOR   9/25/2005  CWHL        CWHL          0    0.25
113848475   2.25       2    2.25  12 MO LIBOR   10/6/2005  CWHL        CWHL          0    0.25
113811322   2.25       2    2.25  12 MO LIBOR  10/13/2005  CWHL        CWHL          0    0.25
113741076   2.25       2    2.25  12 MO LIBOR   10/5/2005  CWHL        CWHL          0    0.25
113707879   2.25       2    2.25  12 MO LIBOR   10/3/2005  CWHL        CWHL          0    0.25
113681183   2.25       2    2.25  12 MO LIBOR   9/30/2005  CWHL        CWHL          0    0.25
113615488   2.25       2    2.25  12 MO LIBOR   10/3/2005  CWHL        CWHL          0    0.25
113614771   2.25       2    2.25  12 MO LIBOR   9/22/2005  CWHL        CWHL          0    0.25
113398780   2.25       2    2.25  12 MO LIBOR  10/11/2005  CWHL        CWHL          0    0.25
113333630   2.25       2    2.25  12 MO LIBOR   9/20/2005  CWHL        CWHL          0    0.25
113211585   2.25       2    2.25  12 MO LIBOR   10/3/2005  CWHL        CWHL          0    0.25

LOANID     OCC        PROPTYPE     OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE
---------  ---------  -----------  -----  -------  -----  -----  ---------  --------  ---------

113204632  Primary    PUD            360      357  79.99    6.5  11/1/2005  1/1/2006  10/1/2035
113067106  Primary    Condominium    360      357     80  5.875  11/1/2005  1/1/2006  10/1/2035
112979574  Primary    Condominium    360      357  78.46  5.875  11/1/2005  1/1/2006  10/1/2035
112834014  Primary    PUD            360      358     80    6.5  12/1/2005  1/1/2006  11/1/2035
111767122  Primary    PUD            360      357  63.13  5.875  11/1/2005  1/1/2006  10/1/2035
111697508  Primary    PUD            360      358  67.11  5.125  12/1/2005  1/1/2006  11/1/2035
111697468  Primary    SFR            360      358  68.96  5.625  12/1/2005  2/1/2006  11/1/2035
111410372  Primary    SFR            360      358  79.99   6.25  12/1/2005  1/1/2006  11/1/2035
111396435  Primary    SFR            360      358     80  6.125  12/1/2005  2/1/2006  11/1/2035
110794789  Primary    SFR            360      358  66.81    5.5  12/1/2005  2/1/2006  11/1/2035
110310266  Primary    SFR            360      357     80  5.875  11/1/2005  1/1/2006  10/1/2035
108097524  Primary    Condominium    360      357     80      7  11/1/2005  1/1/2006  10/1/2035
106096911  Primary    SFR            360      357  77.83  5.875  11/1/2005  1/1/2006  10/1/2035
105867218  Primary    SFR            360      357  72.23    5.5  11/1/2005  1/1/2006  10/1/2035
105752187  Primary    SFR            360      357     80  6.625  11/1/2005  1/1/2006  10/1/2035
105715151  Primary    SFR            360      357  83.45  5.875  11/1/2005  1/1/2006  10/1/2035
105659464  Primary    SFR            360      357     75   5.75  11/1/2005  1/1/2006  10/1/2035
105495020  Primary    SFR            360      357  67.65    6.5  11/1/2005  1/1/2006  10/1/2035
105445478  Primary    PUD            360      357     80  5.375  11/1/2005  3/1/2006  10/1/2035
105361003  Primary    SFR            360      357     80    6.5  11/1/2005  1/1/2006  10/1/2035
105354763  Primary    PUD            360      357  64.52   6.25  11/1/2005  1/1/2006  10/1/2035
105350146  Primary    PUD            360      357  76.92  5.875  11/1/2005  1/1/2006  10/1/2035
105326175  Primary    PUD            360      357   56.3  5.375  11/1/2005  2/1/2006  10/1/2035
105265640  Primary    PUD            360      357  75.14  5.375  11/1/2005  2/1/2006  10/1/2035
105174996  Primary    PUD            360      357     80    6.5  11/1/2005  1/1/2006  10/1/2035
105143128  Primary    SFR            360      357  86.67    7.5  11/1/2005  1/1/2006  10/1/2035
105130495  Primary    PUD            360      357  75.31    5.5  11/1/2005  1/1/2006  10/1/2035
105078096  Investor   Condominium    360      357  78.61   6.75  11/1/2005  2/1/2006  10/1/2035
105065062  Primary    PUD            360      357  89.99   5.75  11/1/2005  2/1/2006  10/1/2035
105045756  Investor   PUD            360      357     80   6.75  11/1/2005  1/1/2006  10/1/2035
105030082  Primary    SFR            360      357  71.43  6.125  11/1/2005  2/1/2006  10/1/2035
104999070  Primary    SFR            360      357  79.99  6.375  11/1/2005  1/1/2006  10/1/2035
104968250  Secondary  SFR            360      357  79.99   6.25  11/1/2005  1/1/2006  10/1/2035
104949296  Primary    SFR            360      357     75  6.625  11/1/2005  1/1/2006  10/1/2035
104887497  Primary    SFR            360      357  79.99      6  11/1/2005  1/1/2006  10/1/2035
104838003  Investor   PUD            360      357     80  6.625  11/1/2005  1/1/2006  10/1/2035
104831274  Primary    SFR            360      357     80  6.125  11/1/2005  1/1/2006  10/1/2035
104830994  Primary    SFR            360      356  73.03      6  10/1/2005  2/1/2006   9/1/2035
104810296  Primary    SFR            360      357  79.99  5.875  11/1/2005  1/1/2006  10/1/2035
104774139  Primary    PUD            360      357  89.99   5.25  11/1/2005  1/1/2006  10/1/2035
104751072  Primary    Condominium    360      356     80  5.625  10/1/2005  1/1/2006   9/1/2035
104747472  Primary    SFR            360      357   76.3      6  11/1/2005  1/1/2006  10/1/2035
104702253  Primary    PUD            360      357     80   5.75  11/1/2005  2/1/2006  10/1/2035
104592623  Primary    SFR            360      357  79.99  5.875  11/1/2005  1/1/2006  10/1/2035
104552979  Primary    SFR            360      357     80   5.75  11/1/2005  2/1/2006  10/1/2035
104454254  Primary    Condominium    360      356     80    6.5  10/1/2005  1/1/2006   9/1/2035
104357610  Primary    SFR            360      357     80   6.25  11/1/2005  2/1/2006  10/1/2035
104301983  Investor   PUD            360      356     80    5.5  10/1/2005  1/1/2006   9/1/2035
104277276  Primary    SFR            360      357  66.23  6.125  11/1/2005  1/1/2006  10/1/2035
104065303  Primary    Condominium    360      356     80   5.75  10/1/2005  1/1/2006   9/1/2035
104005111  Primary    PUD            360      357  79.99  6.125  11/1/2005  1/1/2006  10/1/2035
103928462  Primary    SFR            360      355     80   6.25   9/1/2005  2/1/2006   8/1/2035
103907051  Primary    SFR            360      357     80  5.375  11/1/2005  1/1/2006  10/1/2035
103777619  Primary    SFR            360      357  79.58  5.875  11/1/2005  1/1/2006  10/1/2035
103551775  Primary    PUD            360      356     80  5.375  10/1/2005  2/1/2006   9/1/2035
103508777  Primary    PUD            360      357     80  5.375  11/1/2005  2/1/2006  10/1/2035
103371431  Investor   PUD            360      356     80  5.125  10/1/2005  2/1/2006   9/1/2035
103009374  Primary    PUD            360      357     80  6.125  11/1/2005  1/1/2006  10/1/2035
 92437706  Primary    Condominium    360      353  33.33    4.5   7/1/2005  2/1/2006   6/1/2035
 92187075  Primary    Condominium    360      352     80  5.875   6/1/2005  1/1/2006   5/1/2035
 92014173  Secondary  SFR            360      352     90      7   6/1/2005  1/1/2006   5/1/2035
 91936675  Primary    SFR            360      352  79.99    6.5   6/1/2005  1/1/2006   5/1/2035
102006814  Primary    PUD            360      353  73.15  5.875   7/1/2005  1/1/2006   6/1/2035
 85526424  Investor   SFR            360      348     80  6.125   2/1/2005  1/1/2006   1/1/2035
 85684470  Primary    SFR            360      348  79.22      6   2/1/2005  1/1/2006   1/1/2035
201921996  Investor   SFR            360      348     80   5.75   2/1/2005  1/1/2006   1/1/2035
700064264  Primary    PUD            360      347     80    5.5   1/1/2005  1/1/2006  12/1/2034

LOANID     PANDI     PTDATE     OBAL          COBAL         PURPOSE   DOC            OAPPVAL       FRTRDATE   CEILING
---------  --------  ---------  ------------  ------------  --------  -------------  ------------  ---------  -------

113204632  2,843.48  12/1/2005    524,950.00    524,950.00  Purchase  Reduced          680,000.00  10/1/2010     11.5
113067106  4,288.75  12/1/2005    876,000.00    876,000.00  Purchase  Alternative    1,095,000.00  10/1/2010   10.875
112979574  1,997.50  12/1/2005    408,000.00    408,000.00  R/T Refi  Reduced          520,000.00  10/1/2010   10.875
112834014  2,838.33  12/1/2005    524,000.00    524,000.00  R/T Refi  Reduced          655,000.00  11/1/2010     11.5
111767122  7,343.75  12/1/2005  1,500,000.00  1,500,000.00  Purchase  Reduced        2,380,000.00  10/1/2010   10.875
111697508  4,270.83  12/1/2005    999,999.00    999,999.00  C/O Refi  Reduced        1,490,000.00  11/1/2010   10.125
111697468  4,687.03   1/1/2006    999,900.00    999,900.00  R/T Refi  Reduced        1,450,000.00  11/1/2010   10.625
111410372  2,160.94  12/1/2005    414,900.00    414,799.94  Purchase  Reduced          519,000.00  11/1/2010    11.25
111396435  2,082.50   1/1/2006    408,000.00    408,000.00  Purchase  Reduced          510,000.00  11/1/2010   11.125
110794789  3,597.92   1/1/2006    785,000.00    785,000.00  C/O Refi  Reduced        1,175,000.00  11/1/2010     10.5
110310266  3,028.71  12/1/2005    618,630.00    618,630.00  Purchase  Reduced          775,000.00  10/1/2010   10.875
108097524  2,742.83  12/1/2005    470,200.00    470,200.00  Purchase  Reduced          587,774.00  10/1/2010       12
106096911  1,983.30  12/1/2005    405,100.00    405,100.00  Purchase  Reduced          521,000.00  10/1/2010   10.875
105867218  2,092.29  12/1/2005    456,500.00    456,500.00  C/O Refi  Full             632,000.00  10/1/2010     10.5
105752187  3,162.18  12/1/2005    572,773.00    572,773.00  Purchase  Reduced          745,000.00  10/1/2010   11.625
105715151  2,619.27  12/1/2005    535,000.00    534,999.44  C/O Refi  Alternative      641,100.00  10/1/2010   10.875
105659464  1,922.66  12/1/2005    401,250.00    401,250.00  Purchase  Reduced          535,000.00  10/1/2010    10.75
105495020  3,114.58  12/1/2005    575,000.00    575,000.00  C/O Refi  Reduced          850,000.00  10/1/2010     11.5
105445478  2,127.60   2/1/2006    480,000.00    447,684.14  Purchase  Alternative      605,000.00  10/1/2010   10.375
105361003  2,509.00  12/1/2005    463,200.00    463,200.00  Purchase  Reduced          580,000.00  10/1/2010     11.5
105354763  5,208.33  12/1/2005  1,000,000.00  1,000,000.00  C/O Refi  Reduced        1,550,000.00  10/1/2010    11.25
105350146  3,182.23  12/1/2005    650,000.00    649,964.52  Purchase  Reduced          845,000.00  10/1/2010   10.875
105326175  3,404.17   1/1/2006    760,000.00    760,000.00  C/O Refi  Reduced        1,350,000.00  10/1/2010   10.375
105265640  3,639.81   1/1/2006    650,000.00    647,805.15  C/O Refi  Alternative      865,000.00  10/1/2010   10.375
105174996  2,817.92  12/1/2005    520,232.00    520,232.00  Purchase  Reduced          650,500.00  10/1/2010     11.5
105143128  4,062.50  12/1/2005    650,000.00    650,000.00  Purchase  Reduced          750,000.00  10/1/2010     12.5
105130495  2,209.17  12/1/2005    482,000.00    482,000.00  R/T Refi  Reduced          640,000.00  10/1/2010     10.5
105078096  2,350.41   1/1/2006    417,850.00    417,850.00  Purchase  Reduced          536,000.00  10/1/2010    11.75
105065062  2,533.01   1/1/2006    528,700.00    528,426.43  Purchase  Full             590,000.00  10/1/2010    10.75
105045756  4,342.50  12/1/2005    772,000.00    772,000.00  C/O Refi  Full             965,000.00  10/1/2010    11.75
105030082  3,645.67   1/1/2006    600,000.00    598,241.54  R/T Refi  Reduced          840,000.00  10/1/2010   11.125
104999070  2,577.09  12/1/2005    485,100.00    485,100.00  Purchase  Reduced          607,000.00  10/1/2010   11.375
104968250  2,761.98  12/1/2005    530,300.00    530,300.00  Purchase  Reduced          681,000.00  10/1/2010    11.25
104949296  4,968.75  12/1/2005    900,000.00    900,000.00  Purchase  Reduced        1,235,000.00  10/1/2010   11.625
104887497  2,037.25  12/1/2005    407,450.00    407,449.99  Purchase  Alternative      509,500.00  10/1/2010       11
104838003  4,105.35  12/1/2005    641,150.00    639,443.61  Purchase  Full             825,000.00  10/1/2010   11.625
104831274  2,237.67  12/1/2005    438,400.00    438,400.00  Purchase  Reduced          548,000.00  10/1/2010   11.125
104830994  3,250.00   1/1/2006    650,000.00    650,000.00  Purchase  Reduced          890,000.00   9/1/2010       11
104810296  2,323.56  12/1/2005    474,600.00    474,600.00  Purchase  Reduced          594,000.00  10/1/2010   10.875
104774139  1,835.75  12/1/2005    419,600.00    419,600.00  Purchase  Reduced          471,000.00  10/1/2010    10.25
104751072  2,646.28  12/1/2005    564,560.00    563,809.06  Purchase  Full             710,000.00   9/1/2010   10.625
104747472  2,057.50  12/1/2005    412,000.00    411,000.00  C/O Refi  Full             540,000.00  10/1/2010       11
104702253  2,564.50   1/1/2006    535,200.00    535,200.00  Purchase  Full             680,000.00  10/1/2010    10.75
104592623  2,525.03  12/1/2005    515,750.00    515,750.00  Purchase  Reduced          645,000.00  10/1/2010   10.875
104552979  2,510.83   1/1/2006    524,000.00    524,000.00  C/O Refi  Full             655,000.00  10/1/2010    10.75
104454254  2,903.33  12/1/2005    536,000.00    536,000.00  Purchase  Reduced          675,000.00   9/1/2010     11.5
104357610  2,495.83   1/1/2006    479,200.00    479,000.00  Purchase  Reduced          600,000.00  10/1/2010    11.25
104301983  2,053.33  12/1/2005    448,000.00    448,000.00  Purchase  Reduced          640,000.00   9/1/2010     10.5
104277276  2,552.08  12/1/2005    500,000.00    500,000.00  C/O Refi  Reduced          755,000.00  10/1/2010   11.125
104065303  2,012.50  12/1/2005    420,000.00    420,000.00  Purchase  Preferred        525,000.00   9/1/2010    10.75
104005111  2,796.83  12/1/2005    547,950.00    547,950.00  Purchase  Reduced          710,000.00  10/1/2010   11.125
103928462  2,929.17   1/1/2006    562,400.00    562,262.92  C/O Refi  Full             703,000.00   8/1/2010    11.25
103907051  2,024.58  12/1/2005    452,000.00    452,000.00  Purchase  Reduced          565,000.00  10/1/2010   10.375
103777619  2,305.94  12/1/2005    471,000.00    471,000.00  Purchase  Full             607,000.00  10/1/2010   10.875
103551775  1,867.81   1/1/2006    417,000.00    417,000.00  Purchase  Reduced          522,000.00   9/1/2010   10.375
103508777  2,687.86   1/1/2006    480,000.00    478,379.18  Purchase  Full             600,000.00  10/1/2010   10.375
103371431  2,255.00   1/1/2006    528,000.00    527,999.46  C/O Refi  Full             660,000.00   9/1/2010   10.125
103009374  2,211.49  12/1/2005    433,272.00    433,272.00  Purchase  Alternative      542,000.00  10/1/2010   11.125
 92437706  2,437.50   1/1/2006    650,000.00    650,000.00  Purchase  Full           2,025,000.00   6/1/2010      9.5
 92187075  2,193.33  12/1/2005    448,000.00    448,000.00  Purchase  Reduced          560,000.00   5/1/2010   10.875
 92014173  2,231.25  12/1/2005    382,500.00    382,500.00  Purchase  SISA             430,000.00   5/1/2010       12
 91936675  2,290.30  12/1/2005    362,350.00    359,679.21  Purchase  Reduced          467,000.00   5/1/2010     11.5
102006814  2,668.23  12/1/2005    545,000.00    545,000.00  Purchase  Reduced          745,000.00   6/1/2010   10.875
 85526424    510.42  12/1/2005    100,000.00     99,894.84  Purchase  Full             125,000.00   1/1/2010   11.125
 85684470  2,535.00  12/1/2005    507,000.00    506,687.34  R/T Refi  SISA             640,000.00   1/1/2010       11
201921996       483  12/1/2005    100,800.00    100,781.00  R/T Refi  Stated Income    126,000.00   1/1/2010    10.75
700064264  1,267.30  12/1/2005    276,500.00    276,500.00  Purchase  Full             346,000.00  12/1/2009     10.5

LOANID     FLOOR  CAPINT  MARGIN  INDEX        ODATE       ORIGINATOR           SERVICER             LPMI  SVCFEE
---------  -----  ------  ------  -----------  ----------  -------------------  -------------------  ----  ------

113204632   2.25       2    2.25  12 MO LIBOR   9/23/2005  CWHL                 CWHL                    0    0.25
113067106   2.25       2    2.25  12 MO LIBOR   9/28/2005  CWHL                 CWHL                    0    0.25
112979574   2.25       2    2.25  12 MO LIBOR   9/15/2005  CWHL                 CWHL                    0    0.25
112834014   2.25       2    2.25  12 MO LIBOR   10/4/2005  CWHL                 CWHL                    0    0.25
111767122   2.25       2    2.25  12 MO LIBOR   9/15/2005  CWHL                 CWHL                    0    0.25
111697508   2.25       2    2.25  12 MO LIBOR   10/4/2005  CWHL                 CWHL                    0    0.25
111697468   2.25       2    2.25  12 MO LIBOR   10/3/2005  CWHL                 CWHL                    0    0.25
111410372   2.25       2    2.25  12 MO LIBOR   10/4/2005  CWHL                 CWHL                    0    0.25
111396435   2.25       2    2.25  12 MO LIBOR   9/29/2005  CWHL                 CWHL                    0    0.25
110794789   2.25       2    2.25  12 MO LIBOR   10/5/2005  CWHL                 CWHL                    0    0.25
110310266   2.25       2    2.25  12 MO LIBOR   9/29/2005  CWHL                 CWHL                    0    0.25
108097524   2.25       2    2.25  12 MO LIBOR   9/23/2005  CWHL                 CWHL                    0    0.25
106096911   2.25       2    2.25  12 MO LIBOR   9/21/2005  CWHL                 CWHL                    0    0.25
105867218   2.25       2    2.25  12 MO LIBOR   9/20/2005  CWHL                 CWHL                    0    0.25
105752187   2.25       2    2.25  12 MO LIBOR   9/23/2005  CWHL                 CWHL                    0    0.25
105715151   2.25       2    2.25  12 MO LIBOR   9/15/2005  CWHL                 CWHL                    0    0.25
105659464   2.25       2    2.25  12 MO LIBOR    9/1/2005  CWHL                 CWHL                    0    0.25
105495020   2.25       2    2.25  12 MO LIBOR   9/21/2005  CWHL                 CWHL                    0    0.25
105445478   2.25       2    2.25  12 MO LIBOR   9/13/2005  CWHL                 CWHL                    0    0.25
105361003   2.25       2    2.25  12 MO LIBOR   9/20/2005  CWHL                 CWHL                    0    0.25
105354763   2.25       2    2.25  12 MO LIBOR   9/21/2005  CWHL                 CWHL                    0    0.25
105350146   2.25       2    2.25  12 MO LIBOR   9/15/2005  CWHL                 CWHL                    0    0.25
105326175   2.25       2    2.25  12 MO LIBOR   9/16/2005  CWHL                 CWHL                    0    0.25
105265640   2.25       2    2.25  12 MO LIBOR   9/20/2005  CWHL                 CWHL                    0    0.25
105174996   2.25       2    2.25  12 MO LIBOR   9/16/2005  CWHL                 CWHL                    0    0.25
105143128    3.5       2     3.5  12 MO LIBOR    9/8/2005  CWHL                 CWHL                 0.51    0.25
105130495   2.25       2    2.25  12 MO LIBOR   9/26/2005  CWHL                 CWHL                    0    0.25
105078096   2.25       2    2.25  12 MO LIBOR   9/16/2005  CWHL                 CWHL                    0    0.25
105065062   2.75       2    2.75  12 MO LIBOR   9/16/2005  CWHL                 CWHL                 0.39    0.25
105045756   2.25       2    2.25  12 MO LIBOR   9/26/2005  CWHL                 CWHL                    0    0.25
105030082   2.25       2    2.25  12 MO LIBOR   9/20/2005  CWHL                 CWHL                    0    0.25
104999070   2.25       2    2.25  12 MO LIBOR   9/12/2005  CWHL                 CWHL                    0    0.25
104968250   2.25       2    2.25  12 MO LIBOR   9/15/2005  CWHL                 CWHL                    0    0.25
104949296   2.25       2    2.25  12 MO LIBOR   9/26/2005  CWHL                 CWHL                    0    0.25
104887497   2.25       2    2.25  12 MO LIBOR   9/22/2005  CWHL                 CWHL                    0    0.25
104838003   2.25       2    2.25  12 MO LIBOR   9/23/2005  CWHL                 CWHL                    0    0.25
104831274   2.25       2    2.25  12 MO LIBOR    9/2/2005  CWHL                 CWHL                    0    0.25
104830994   2.25       2    2.25  12 MO LIBOR   8/29/2005  CWHL                 CWHL                    0    0.25
104810296   2.25       2    2.25  12 MO LIBOR    9/1/2005  CWHL                 CWHL                    0    0.25
104774139   2.25       2    2.25  12 MO LIBOR    9/8/2005  CWHL                 CWHL                    0    0.25
104751072   2.25       2    2.25  12 MO LIBOR   8/26/2005  CWHL                 CWHL                    0    0.25
104747472   2.25       2    2.25  12 MO LIBOR   9/24/2005  CWHL                 CWHL                    0    0.25
104702253   2.25       2    2.25  12 MO LIBOR   9/16/2005  CWHL                 CWHL                    0    0.25
104592623   2.25       2    2.25  12 MO LIBOR    9/2/2005  CWHL                 CWHL                    0    0.25
104552979   2.25       2    2.25  12 MO LIBOR   9/16/2005  CWHL                 CWHL                    0    0.25
104454254   2.25       2    2.25  12 MO LIBOR   8/29/2005  CWHL                 CWHL                    0    0.25
104357610   2.25       2    2.25  12 MO LIBOR   9/20/2005  CWHL                 CWHL                    0    0.25
104301983   2.25       2    2.25  12 MO LIBOR   8/16/2005  CWHL                 CWHL                    0    0.25
104277276   2.25       2    2.25  12 MO LIBOR    9/2/2005  CWHL                 CWHL                    0    0.25
104065303   2.25       2    2.25  12 MO LIBOR    8/9/2005  CWHL                 CWHL                    0    0.25
104005111   2.25       2    2.25  12 MO LIBOR   9/12/2005  CWHL                 CWHL                    0    0.25
103928462   2.25       2    2.25  12 MO LIBOR   7/12/2005  CWHL                 CWHL                    0    0.25
103907051   2.25       2    2.25  12 MO LIBOR    9/1/2005  CWHL                 CWHL                    0    0.25
103777619   2.25       2    2.25  12 MO LIBOR    9/9/2005  CWHL                 CWHL                    0    0.25
103551775   2.25       2    2.25  12 MO LIBOR    8/2/2005  CWHL                 CWHL                    0    0.25
103508777   2.25       2    2.25  12 MO LIBOR    9/8/2005  CWHL                 CWHL                    0    0.25
103371431   2.25       2    2.25  12 MO LIBOR    8/3/2005  CWHL                 CWHL                    0    0.25
103009374   2.25       2    2.25  12 MO LIBOR   9/29/2005  CWHL                 CWHL                    0    0.25
 92437706   2.25       2    2.25  12 MO LIBOR   5/10/2005  CWHL                 CWHL                    0    0.25
 92187075   2.25       2    2.25  12 MO LIBOR   4/19/2005  CWHL                 CWHL                    0    0.25
 92014173   2.25       2    2.25  12 MO LIBOR   4/29/2005  CWHL                 CWHL                    0    0.25
 91936675   2.25       2    2.25  12 MO LIBOR    4/4/2005  CWHL                 CWHL                    0    0.25
102006814   2.25       2    2.25  12 MO LIBOR   5/26/2005  CWHL                 CWHL                    0    0.25
 85526424   2.75       1    2.75  6 MO LIBOR   12/13/2004  Greenpoint Mortgage  Greenpoint Mortgage     0    0.25
 85684470   2.75       1    2.75  6 MO LIBOR    12/9/2004  Greenpoint Mortgage  Greenpoint Mortgage     0    0.25
201921996   2.75       1    2.75  6 MO LIBOR    12/9/2004  Greenpoint Mortgage  Greenpoint Mortgage     0    0.25
700064264   2.75       1    2.75  6 MO LIBOR    12/1/2004  Greenpoint Mortgage  Greenpoint Mortgage     0    0.25

                                   EXHIBIT D-4
                       LOAN GROUP 4 MORTGAGE LOAN SCHEDULE

                 [See separate Excel file on Closing Binder CD]

                                      D-4-1

LOANID      OCC        PROPTYPE     OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE
----------  ---------  -----------  -----  -------  -----  -----  ---------  --------  ---------

6008850890  Primary    PUD            360      359     80  5.375   1/1/2006  2/1/2006  12/1/2035
6012348212  Primary    SFR            360      356     80  5.625  10/1/2005  1/1/2006   9/1/2035
6123853506  Primary    SFR            360      358     80  5.625  12/1/2005  2/1/2006  11/1/2035
6126504874  Primary    Condominium    360      358     80  6.375  12/1/2005  2/1/2006  11/1/2035
6138314429  Primary    SFR            360      358     80   6.25  12/1/2005  1/1/2006  11/1/2035
6138891913  Primary    SFR            360      358     75   5.75  12/1/2005  2/1/2006  11/1/2035
6156843549  Primary    PUD            360      357     80   5.75  11/1/2005  1/1/2006  10/1/2035
6210480726  Primary    4-Family       360      358     80      6  12/1/2005  1/1/2006  11/1/2035
6212826538  Primary    SFR            360      359  54.86  5.875   1/1/2006  2/1/2006  12/1/2035
6223350841  Primary    SFR            360      359     80   6.25   1/1/2006  1/1/2006  12/1/2035
6224701257  Secondary  Condominium    360      359     80   6.75   1/1/2006  2/1/2006  12/1/2035
6224790862  Primary    Condominium    360      359     80  6.125   1/1/2006  2/1/2006  12/1/2035
6240389418  Primary    PUD            360      359     80  5.875   1/1/2006  1/1/2006  12/1/2035
6250937254  Primary    SFR            360      359     80   6.25   1/1/2006  1/1/2006  12/1/2035
6299003480  Primary    PUD            360      356  64.18   5.75  10/1/2005  1/1/2006   9/1/2035
6306374593  Primary    Condominium    360      359     80   5.75   1/1/2006  2/1/2006  12/1/2035
6309167309  Primary    SFR            360      359   69.7   6.75   1/1/2006  1/1/2006  12/1/2035
6342527386  Primary    SFR            360      358     80  5.875  12/1/2005  1/1/2006  11/1/2035
6348645398  Primary    SFR            360      359     80  6.625   1/1/2006  1/1/2006  12/1/2035
6362114354  Primary    SFR            360      359     80  6.375   1/1/2006  2/1/2006  12/1/2035
6378918608  Primary    SFR            360      359     80    6.5   1/1/2006  1/1/2006  12/1/2035
6386355876  Primary    SFR            360      358     80  6.125  12/1/2005  1/1/2006  11/1/2035
6411281907  Primary    SFR            360      359     80  5.125   1/1/2006  2/1/2006  12/1/2035
6417956700  Primary    SFR            360      358  78.49  5.875  12/1/2005  1/1/2006  11/1/2035
6430940715  Primary    SFR            360      358     80  5.625  12/1/2005  1/1/2006  11/1/2035
6460107672  Primary    SFR            360      358     80    6.5  12/1/2005  1/1/2006  11/1/2035
6461867167  Primary    SFR            360      358   54.4  5.875  12/1/2005  1/1/2006  11/1/2035
6469375833  Primary    Condominium    360      359     80  6.125   1/1/2006  1/1/2006  12/1/2035
6486085340  Secondary  PUD            360      358     70   5.75  12/1/2005  1/1/2006  11/1/2035
6499016431  Primary    Condominium    360      358     80  5.875  12/1/2005  1/1/2006  11/1/2035
6560821321  Secondary  SFR            360      358     80  5.125  12/1/2005  1/1/2006  11/1/2035
6574688104  Primary    SFR            360      359  52.79  5.875   1/1/2006  1/1/2006  12/1/2035
6618989476  Primary    PUD            360      358  62.18   5.75  12/1/2005  2/1/2006  11/1/2035
6633189300  Primary    PUD            360      358     80      6  12/1/2005  2/1/2006  11/1/2035
6635119990  Primary    PUD            360      359  79.98  5.875   1/1/2006  1/1/2006  12/1/2035
6662605010  Primary    SFR            360      358  77.19  6.375  12/1/2005  2/1/2006  11/1/2035
6678450179  Primary    SFR            360      359     80  5.875   1/1/2006  2/1/2006  12/1/2035
6685945831  Primary    SFR            360      353     80    5.5   7/1/2005  1/1/2006   6/1/2035
6726222620  Primary    SFR            360      358  65.66  5.875  12/1/2005  1/1/2006  11/1/2035
6775906958  Primary    SFR            360      358     80  5.375  12/1/2005  1/1/2006  11/1/2035
6778492295  Primary    SFR            360      358     80  5.625  12/1/2005  1/1/2006  11/1/2035
6804060967  Primary    SFR            360      358     78  5.875  12/1/2005  1/1/2006  11/1/2035
6814099252  Primary    Condominium    360      357     80  6.125  11/1/2005  2/1/2006  10/1/2035
6818949569  Primary    PUD            360      359     80   5.25   1/1/2006  2/1/2006  12/1/2035
6830484447  Secondary  Condominium    360      359     80  7.125   1/1/2006  1/1/2006  12/1/2035
6842707462  Primary    SFR            360      358     80  6.375  12/1/2005  1/1/2006  11/1/2035
6854828164  Primary    Condominium    360      358     80   5.75  12/1/2005  1/1/2006  11/1/2035
6910777116  Primary    PUD            360      359  47.72  5.875   1/1/2006  2/1/2006  12/1/2035
6917961788  Primary    Condominium    360      358     80  6.375  12/1/2005  1/1/2006  11/1/2035
6927892585  Primary    Condominium    360      359     80  6.125   1/1/2006  1/1/2006  12/1/2035
6973674747  Secondary  SFR            360      357     40  5.375  11/1/2005  2/1/2006  10/1/2035
6980849449  Primary    Condominium    360      358     80  5.875  12/1/2005  2/1/2006  11/1/2035
6996381858  Primary    PUD            360      359     90      6   1/1/2006  2/1/2006  12/1/2035
6997430183  Primary    SFR            360      358     80  5.875  12/1/2005  1/1/2006  11/1/2035
3302205558  Primary    SFR            360      355     90    5.5   9/1/2005  2/1/2006   8/1/2035
6077430731  Primary    Condominium    360      359     95   5.75   1/1/2006  1/1/2006  12/1/2035
6192282710  Primary    Condominium    360      359     95   6.25   1/1/2006  1/1/2006  12/1/2035
6395976977  Primary    SFR            360      359     90   5.75   1/1/2006  1/1/2006  12/1/2035
6401453722  Secondary  Townhouse      360      357   92.7    5.5  11/1/2005  1/1/2006  10/1/2035
6440345756  Primary    Condominium    360      358  88.88    5.5  12/1/2005  2/1/2006  11/1/2035
6851606977  Primary    SFR            360      357  93.26      6  11/1/2005  2/1/2006  10/1/2035
6000036803  Primary    PUD            360      357     80  5.375  11/1/2005  2/1/2006  10/1/2035
6081078633  Primary    SFR            360      358     80    5.5  12/1/2005  1/1/2006  11/1/2035
6083756269  Primary    SFR            360      357     80   6.25  11/1/2005  1/1/2006  10/1/2035
6090290823  Primary    SFR            360      358     80  5.875  12/1/2005  1/1/2006  11/1/2035
6112130510  Primary    SFR            360      358     80    5.5  12/1/2005  2/1/2006  11/1/2035

LOANID      PANDI     PTDATE     OBAL          COBAL         PURPOSE   DOC            OAPPVAL       FRTRDATE   CEILING
----------  --------  ---------  ------------  ------------  --------  -------------  ------------  ---------  -------

6008850890    748.56   1/1/2006    167,120.00    167,120.00  Purchase  Standard         210,000.00  12/1/2012   10.375
6012348212    451.77  12/1/2005     96,400.00     96,377.41  Purchase  Standard         120,500.00   9/1/2012   10.625
6123853506  1,046.25   1/1/2006    223,200.00    223,200.00  Purchase  Standard         280,000.00  11/1/2012   10.625
6126504874  2,252.50   1/1/2006    424,000.00    424,000.00  Purchase  Stated Income    530,000.00  11/1/2012   11.375
6138314429    716.67  12/1/2005    137,600.00    137,600.00  Purchase  Standard         173,000.00  11/1/2012    11.25
6138891913  3,162.50   1/1/2006    660,000.00    660,000.00  R/T Refi  Stated Income    880,000.00  11/1/2012    10.75
6156843549  1,169.17  12/1/2005    244,000.00    244,000.00  Purchase  Standard         309,000.00  10/1/2012    10.75
6210480726  5,960.00  12/1/2005  1,192,000.00  1,192,000.00  Purchase  Standard       1,490,000.00  11/1/2012       11
6212826538    993.85   1/1/2006    203,000.00    203,000.00  R/T Refi  Stated Income    370,000.00  12/1/2012   10.875
6223350841  1,495.83   1/1/2006    287,200.00    287,200.00  Purchase  Stated Income    359,000.00  12/1/2012    11.25
6224701257  1,147.50   1/1/2006    204,000.00    204,000.00  Purchase  Standard         260,000.00  12/1/2012    11.75
6224790862    775.83   1/1/2006    152,000.00    152,000.00  Purchase  Standard         192,000.00  12/1/2012   11.125
6240389418    849.64   1/1/2006    173,542.90    173,542.90  Purchase  Standard         230,000.00  12/1/2012   10.875
6250937254    520.83   1/1/2006    100,000.00    100,000.00  Purchase  Standard         125,000.00  12/1/2012    11.25
6299003480  6,273.41  12/1/2005  1,075,000.00  1,070,478.12  C/O Refi  Rapid          1,675,000.00   9/1/2012    10.75
6306374593  1,119.33   1/1/2006    233,600.00    233,600.00  Purchase  Standard         295,000.00  12/1/2012    10.75
6309167309  3,273.75   1/1/2006    582,000.00    582,000.00  C/O Refi  Stated Income    835,000.00  12/1/2012    11.75
6342527386  1,112.10  12/1/2005    188,000.00    187,615.70  Purchase  Standard         240,000.00  11/1/2012   10.875
6348645398    706.67   1/1/2006    128,000.00    128,000.00  Purchase  Standard         163,000.00  12/1/2012   11.625
6362114354  2,273.75   1/1/2006    428,000.00    428,000.00  Purchase  Standard         560,000.00  12/1/2012   11.375
6378918608    476.67   1/1/2006     88,000.00     88,000.00  Purchase  Standard         120,000.00  12/1/2012     11.5
6386355876  1,666.00  12/1/2005    326,400.00    326,400.00  Purchase  Standard         410,000.00  11/1/2012   11.125
6411281907  1,067.20   1/1/2006    196,000.00    195,769.88  Purchase  Standard         245,000.00  12/1/2012   10.125
6417956700    979.17  12/1/2005    200,000.00    200,000.00  Purchase  Stated Income    255,000.00  11/1/2012   10.875
6430940715    956.25  12/1/2005    204,000.00    204,000.00  Purchase  Standard         268,000.00  11/1/2012   10.625
6460107672    960.13  12/1/2005    177,280.00    177,255.03  Purchase  Standard         221,600.00  11/1/2012     11.5
6461867167  2,996.25  12/1/2005    612,000.00    612,000.00  C/O Refi  Stated Income  1,125,000.00  11/1/2012   10.875
6469375833  1,122.92   1/1/2006    220,000.00    220,000.00  Purchase  Stated Income    285,000.00  12/1/2012   11.125
6486085340  4,695.83  12/1/2005    980,000.00    980,000.00  Purchase  Stated Income  1,400,000.00  11/1/2012    10.75
6499016431  2,741.67  12/1/2005    560,000.00    560,000.00  Purchase  Standard         700,000.00  11/1/2012   10.875
6560821321  7,824.17  12/1/2005  1,832,000.00  1,832,000.00  Purchase  Standard       2,290,000.00  11/1/2012   10.125
6574688104  4,587.40   1/1/2006    937,000.00    937,000.00  R/T Refi  Stated Income  1,775,000.00  12/1/2012   10.875
6618989476  2,875.00   1/1/2006    600,000.00    598,367.21  C/O Refi  Stated Income    965,000.00  11/1/2012    10.75
6633189300       804   1/1/2006    160,800.00    160,800.00  Purchase  Standard         201,000.00  11/1/2012       11
6635119990  2,447.92   1/1/2006    500,000.00    500,000.00  Purchase  Stated Income    629,000.00  12/1/2012   10.875
6662605010  8,571.98   1/1/2006  1,374,000.00  1,371,448.03  C/O Refi  Standard       1,780,000.00  11/1/2012   11.375
6678450179    743.97   1/1/2006    151,960.00    151,960.00  Purchase  Standard         192,000.00  12/1/2012   10.875
6685945831       550  12/1/2005    120,000.00    120,000.00  Purchase  Standard         150,000.00   6/1/2012     10.5
6726222620  1,591.15  12/1/2005    325,000.00    325,000.00  C/O Refi  Stated Income    495,000.00  11/1/2012   10.875
6775906958  1,155.77  12/1/2005    258,400.00    258,033.25  Purchase  Standard         323,000.00  11/1/2012   10.375
6778492295    955.88  12/1/2005    203,920.00    203,920.00  Purchase  Standard         256,000.00  11/1/2012   10.625
6804060967  1,718.44  12/1/2005    351,000.00    351,000.00  R/T Refi  Stated Income    450,000.00  11/1/2012   10.875
6814099252  1,629.25   1/1/2006    319,200.00    319,200.00  Purchase  Standard         409,000.00  10/1/2012   11.125
6818949569     575.4   1/1/2006    131,520.00    131,520.00  Purchase  Standard         170,000.00  12/1/2012    10.25
6830484447  1,591.25   1/1/2006    268,000.00    268,000.00  Purchase  Stated Income    339,000.00  12/1/2012   12.125
6842707462    748.65  12/1/2005    120,000.00    119,777.11  Purchase  Standard         150,000.00  11/1/2012   11.375
6854828164  1,376.17  12/1/2005    287,200.00    287,200.00  Purchase  Stated Income    360,000.00  11/1/2012    10.75
6910777116  1,126.04   1/1/2006    230,000.00    230,000.00  Purchase  Stated Income    483,000.00  12/1/2012   10.875
6917961788  1,360.00  12/1/2005    256,000.00    256,000.00  Purchase  Standard         320,000.00  11/1/2012   11.375
6927892585    673.75   1/1/2006    132,000.00    132,000.00  Purchase  Standard         165,000.00  12/1/2012   11.125
6973674747  1,119.79   1/1/2006    250,000.00    249,944.01  Purchase  Stated Income    649,000.00  10/1/2012   10.375
6980849449    743.52   1/1/2006    151,868.00    151,868.00  Purchase  Standard         190,000.00  11/1/2012   10.875
6996381858  2,982.95   1/1/2006    596,590.00    596,590.00  Purchase  Stated Income    686,000.00  12/1/2012       11
6997430183    411.72  12/1/2005     69,600.00     69,457.71  Purchase  Standard          87,000.00  11/1/2012   10.875
3302205558    995.96   1/1/2006    175,410.00    174,220.56  Purchase  Unknown          195,000.00   8/1/2012     10.5
6077430731    882.35   1/1/2006    151,197.00    151,039.14  Purchase  Unknown          168,000.00  12/1/2012    10.75
6192282710  1,116.64   1/1/2006    181,355.00    181,182.92  Purchase  Unknown          191,000.00  12/1/2012    11.25
6395976977  1,073.81   1/1/2006    224,100.00    224,100.00  Purchase  Unknown          250,000.00  12/1/2012    10.75
6401453722     931.1  12/1/2005    163,986.00    163,445.03  Purchase  Unknown          197,000.00  10/1/2012     10.5
6440345756    453.67   1/1/2006     79,900.00     79,724.68  Purchase  Unknown           90,000.00  11/1/2012     10.5
6851606977     539.6   1/1/2006     90,000.00     88,275.35  Purchase  Unknown           96,500.00  10/1/2012       11
6000036803  1,702.32   1/1/2006    304,000.00    302,973.46  Purchase  Standard         380,000.00  10/1/2012   10.375
6081078633    740.67  12/1/2005    161,600.00    161,600.00  Purchase  Standard         210,000.00  11/1/2012     10.5
6083756269  1,206.81  12/1/2005    196,000.00    195,439.15  Purchase  Standard         246,000.00  10/1/2012    11.25
6090290823    598.64  12/1/2005    101,200.00    100,993.13  Purchase  Standard         130,000.00  11/1/2012   10.875
6112130510    953.33   1/1/2006    208,000.00    208,000.00  Purchase  Standard         260,000.00  11/1/2012     10.5

LOANID      FLOOR  CAPINT  MARGIN  INDEX        ODATE       ORIGINATOR       SERVICER  LPMI  SVCFEE
----------  -----  ------  ------  -----------  ----------  ---------------  --------  ----  ------

6008850890   2.25       2    2.25  12 MO LIBOR  11/15/2005  Bank of America  BANA CRE     0    0.25
6012348212   2.25       2    2.25  12 MO LIBOR   8/30/2005  Bank of America  BANA CRE     0    0.25
6123853506   2.25       2    2.25  12 MO LIBOR   10/4/2005  Bank of America  BANA CRE     0    0.25
6126504874   2.25       2    2.25  12 MO LIBOR  10/28/2005  Bank of America  BANA CRE     0    0.25
6138314429   2.25       2    2.25  12 MO LIBOR  10/28/2005  Bank of America  BANA CRE     0    0.25
6138891913   2.25       2    2.25  12 MO LIBOR  10/18/2005  Bank of America  BANA CRE     0    0.25
6156843549   2.25       2    2.25  12 MO LIBOR    9/7/2005  Bank of America  BANA CRE     0    0.25
6210480726   2.25       2    2.25  12 MO LIBOR  10/13/2005  Bank of America  BANA CRE     0    0.25
6212826538   2.25       2    2.25  12 MO LIBOR   11/1/2005  Bank of America  BANA CRE     0    0.25
6223350841   2.25       2    2.25  12 MO LIBOR  11/14/2005  Bank of America  BANA CRE     0    0.25
6224701257   2.25       2    2.25  12 MO LIBOR  11/14/2005  Bank of America  BANA CRE     0    0.25
6224790862   2.25       2    2.25  12 MO LIBOR   11/7/2005  Bank of America  BANA CRE     0    0.25
6240389418   2.25       2    2.25  12 MO LIBOR  11/14/2005  Bank of America  BANA CRE     0    0.25
6250937254   2.25       2    2.25  12 MO LIBOR   11/3/2005  Bank of America  BANA CRE     0    0.25
6299003480   2.25       2    2.25  12 MO LIBOR   7/26/2005  Bank of America  BANA CRE     0    0.25
6306374593   2.25       2    2.25  12 MO LIBOR  10/28/2005  Bank of America  BANA CRE     0    0.25
6309167309   2.25       2    2.25  12 MO LIBOR   11/2/2005  Bank of America  BANA CRE     0    0.25
6342527386   2.25       2    2.25  12 MO LIBOR  10/24/2005  Bank of America  BANA CRE     0    0.25
6348645398   2.25       2    2.25  12 MO LIBOR   11/9/2005  Bank of America  BANA CRE     0    0.25
6362114354   2.25       2    2.25  12 MO LIBOR  11/18/2005  Bank of America  BANA CRE     0    0.25
6378918608   2.25       2    2.25  12 MO LIBOR  11/15/2005  Bank of America  BANA CRE     0    0.25
6386355876   2.25       2    2.25  12 MO LIBOR  10/13/2005  Bank of America  BANA CRE     0    0.25
6411281907   2.25       2    2.25  12 MO LIBOR  11/14/2005  Bank of America  BANA CRE     0    0.25
6417956700   2.25       2    2.25  12 MO LIBOR  10/19/2005  Bank of America  BANA CRE     0    0.25
6430940715   2.25       2    2.25  12 MO LIBOR  10/20/2005  Bank of America  BANA CRE     0    0.25
6460107672   2.25       2    2.25  12 MO LIBOR  10/26/2005  Bank of America  BANA CRE     0    0.25
6461867167   2.25       2    2.25  12 MO LIBOR   10/5/2005  Bank of America  BANA CRE     0    0.25
6469375833   2.25       2    2.25  12 MO LIBOR  11/14/2005  Bank of America  BANA CRE     0    0.25
6486085340   2.25       2    2.25  12 MO LIBOR  10/17/2005  Bank of America  BANA CRE     0    0.25
6499016431   2.25       2    2.25  12 MO LIBOR  10/19/2005  Bank of America  BANA CRE     0    0.25
6560821321   2.25       2    2.25  12 MO LIBOR  10/28/2005  Bank of America  BANA CRE     0    0.25
6574688104   2.25       2    2.25  12 MO LIBOR  10/31/2005  Bank of America  BANA CRE     0    0.25
6618989476   2.25       2    2.25  12 MO LIBOR  10/14/2005  Bank of America  BANA CRE     0    0.25
6633189300   2.25       2    2.25  12 MO LIBOR  10/28/2005  Bank of America  BANA CRE     0    0.25
6635119990   2.25       2    2.25  12 MO LIBOR  11/10/2005  Bank of America  BANA CRE     0    0.25
6662605010   2.25       2    2.25  12 MO LIBOR  10/17/2005  Bank of America  BANA CRE     0    0.25
6678450179   2.25       2    2.25  12 MO LIBOR  11/18/2005  Bank of America  BANA CRE     0    0.25
6685945831   2.25       2    2.25  12 MO LIBOR    6/2/2005  Bank of America  BANA CRE     0    0.25
6726222620   2.25       2    2.25  12 MO LIBOR  10/25/2005  Bank of America  BANA CRE     0    0.25
6775906958   2.25       2    2.25  12 MO LIBOR  10/14/2005  Bank of America  BANA CRE     0    0.25
6778492295   2.25       2    2.25  12 MO LIBOR  10/20/2005  Bank of America  BANA CRE     0    0.25
6804060967   2.25       2    2.25  12 MO LIBOR  10/14/2005  Bank of America  BANA CRE     0    0.25
6814099252   2.25       2    2.25  12 MO LIBOR   9/22/2005  Bank of America  BANA CRE     0    0.25
6818949569   2.25       2    2.25  12 MO LIBOR   11/3/2005  Bank of America  BANA CRE     0    0.25
6830484447   2.25       2    2.25  12 MO LIBOR   11/9/2005  Bank of America  BANA CRE     0    0.25
6842707462   2.25       2    2.25  12 MO LIBOR  10/28/2005  Bank of America  BANA CRE     0    0.25
6854828164   2.25       2    2.25  12 MO LIBOR   11/1/2005  Bank of America  BANA CRE     0    0.25
6910777116   2.25       2    2.25  12 MO LIBOR  11/10/2005  Bank of America  BANA CRE     0    0.25
6917961788   2.25       2    2.25  12 MO LIBOR  10/31/2005  Bank of America  BANA CRE     0    0.25
6927892585   2.25       2    2.25  12 MO LIBOR   11/4/2005  Bank of America  BANA CRE     0    0.25
6973674747   2.25       2    2.25  12 MO LIBOR   9/23/2005  Bank of America  BANA CRE     0    0.25
6980849449   2.25       2    2.25  12 MO LIBOR  10/28/2005  Bank of America  BANA CRE     0    0.25
6996381858   2.25       2    2.25  12 MO LIBOR  11/10/2005  Bank of America  BANA CRE     0    0.25
6997430183   2.25       2    2.25  12 MO LIBOR  10/24/2005  Bank of America  BANA CRE     0    0.25
3302205558   2.25       2    2.25  12 MO LIBOR   7/13/2005  Bank of America  BANA CRE     0    0.25
6077430731   2.25       2    2.25  12 MO LIBOR  11/16/2005  Bank of America  BANA CRE     0    0.25
6192282710   2.25       2    2.25  12 MO LIBOR   11/4/2005  Bank of America  BANA CRE     0    0.25
6395976977   2.25       2    2.25  12 MO LIBOR  11/10/2005  Bank of America  BANA CRE     0    0.25
6401453722   2.25       2    2.25  12 MO LIBOR   9/15/2005  Bank of America  BANA CRE     0    0.25
6440345756   2.25       2    2.25  12 MO LIBOR   10/7/2005  Bank of America  BANA CRE     0    0.25
6851606977   2.25       2    2.25  12 MO LIBOR   9/20/2005  Bank of America  BANA CRE     0    0.25
6000036803   2.25       2    2.25  12 MO LIBOR   9/30/2005  Bank of America  BANA CRE     0    0.25
6081078633   2.25       2    2.25  12 MO LIBOR  10/11/2005  Bank of America  BANA CRE     0    0.25
6083756269   2.25       2    2.25  12 MO LIBOR   9/30/2005  Bank of America  BANA CRE     0    0.25
6090290823   2.25       2    2.25  12 MO LIBOR  10/14/2005  Bank of America  BANA CRE     0    0.25
6112130510   2.25       2    2.25  12 MO LIBOR   10/3/2005  Bank of America  BANA CRE     0    0.25

LOANID      OCC        PROPTYPE     OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE
----------  ---------  -----------  -----  -------  -----  -----  ---------  --------  ---------

6133684750  Primary    PUD            360      357  70.04  5.625  11/1/2005  1/1/2006  10/1/2035
6179667990  Primary    PUD            360      357     80   5.75  11/1/2005  1/1/2006  10/1/2035
6183147492  Primary    PUD            360      358     80    5.5  12/1/2005  2/1/2006  11/1/2035
6205019091  Primary    PUD            360      358     80   5.75  12/1/2005  2/1/2006  11/1/2035
6233549499  Primary    PUD            360      357     80  5.875  11/1/2005  1/1/2006  10/1/2035
6264613560  Primary    PUD            360      357     80   5.25  11/1/2005  1/1/2006  10/1/2035
6275019815  Primary    SFR            360      358  31.28    5.5  12/1/2005  1/1/2006  11/1/2035
6275198973  Primary    PUD            360      358     80  6.125  12/1/2005  2/1/2006  11/1/2035
6330382208  Primary    PUD            360      357     80   5.25  11/1/2005  2/1/2006  10/1/2035
6353632554  Primary    SFR            360      357  79.98  6.375  11/1/2005  1/1/2006  10/1/2035
6438911262  Primary    SFR            360      357     80  5.875  11/1/2005  1/1/2006  10/1/2035
6470246411  Primary    SFR            360      357     80   5.75  11/1/2005  1/1/2006  10/1/2035
6491745078  Primary    PUD            360      358     80  6.375  12/1/2005  1/1/2006  11/1/2035
6515169065  Primary    SFR            360      357     80  6.375  11/1/2005  1/1/2006  10/1/2035
6534709370  Primary    SFR            360      357  55.19   6.25  11/1/2005  1/1/2006  10/1/2035
6587458677  Secondary  PUD            360      357  71.97   6.25  11/1/2005  1/1/2006  10/1/2035
6589060893  Primary    Condominium    360      358     80  5.625  12/1/2005  2/1/2006  11/1/2035
6618229931  Secondary  SFR            360      357     75  6.375  11/1/2005  1/1/2006  10/1/2035
6623386726  Primary    SFR            360      358     80      6  12/1/2005  1/1/2006  11/1/2035
6631179535  Primary    PUD            360      358     80  5.625  12/1/2005  1/1/2006  11/1/2035
6633588808  Primary    SFR            360      358     80  5.875  12/1/2005  1/1/2006  11/1/2035
6645676385  Secondary  SFR            360      357  78.13  5.875  11/1/2005  1/1/2006  10/1/2035
6681909427  Primary    PUD            360      358     80      6  12/1/2005  2/1/2006  11/1/2035
6694095693  Primary    SFR            360      358     80  5.875  12/1/2005  2/1/2006  11/1/2035
6727904143  Primary    SFR            360      358  51.71   6.25  12/1/2005  1/1/2006  11/1/2035
6744952372  Primary    SFR            360      357     80  6.125  11/1/2005  1/1/2006  10/1/2035
6753750675  Secondary  SFR            360      357     80    5.5  11/1/2005  1/1/2006  10/1/2035
6762851845  Primary    PUD            360      357  70.09  5.625  11/1/2005  1/1/2006  10/1/2035
6788852389  Primary    PUD            360      358   77.4  6.125  12/1/2005  1/1/2006  11/1/2035
6803997516  Primary    Condominium    360      357     80  5.625  11/1/2005  1/1/2006  10/1/2035
6808418351  Primary    Condominium    360      357     80  5.375  11/1/2005  1/1/2006  10/1/2035
6862282727  Primary    SFR            360      358     70  6.125  12/1/2005  1/1/2006  11/1/2035
6914631681  Primary    Condominium    360      358     80    5.5  12/1/2005  1/1/2006  11/1/2035
6932638403  Primary    Condominium    360      357     80   5.75  11/1/2005  1/1/2006  10/1/2035
6961503197  Primary    Condominium    360      357     80   6.25  11/1/2005  1/1/2006  10/1/2035
6961852107  Primary    SFR            360      358     80    5.5  12/1/2005  1/1/2006  11/1/2035
6983630911  Primary    PUD            360      358     80  6.375  12/1/2005  1/1/2006  11/1/2035
6999177097  Primary    SFR            360      358     80   5.75  12/1/2005  2/1/2006  11/1/2035
3302315811  Primary    PUD            360      355  90.76  5.625   9/1/2005  2/1/2006   8/1/2035
3302479286  Primary    SFR            360      354  84.42    5.5   8/1/2005  1/1/2006   7/1/2035
3302809623  Primary    SFR            360      356     80    5.5  10/1/2005  1/1/2006   9/1/2035
6169377006  Primary    Condominium    360      356     80  5.375  10/1/2005  2/1/2006   9/1/2035
6649860134  Primary    SFR            360      354  82.56  5.875   8/1/2005  2/1/2006   7/1/2035
6746585824  Primary    PUD            360      355  72.78  4.875   9/1/2005  1/1/2006   8/1/2035
6858083006  Secondary  Condominium    360      354     80   5.75   8/1/2005  3/1/2006   7/1/2035
1139195434  Primary    SFR            360      350     80  5.375   4/1/2005  1/1/2006   3/1/2035
1263129289  Primary    Condominium    360      350     80   5.25   4/1/2005  1/1/2006   3/1/2035
1730056892  Primary    PUD            360      350     75  5.125   4/1/2005  2/1/2006   3/1/2035

LOANID      PANDI     PTDATE     OBAL          COBAL         PURPOSE   DOC            OAPPVAL       FRTRDATE   CEILING
----------  --------  ---------  ------------  ------------  --------  -------------  ------------  ---------  -------

6133684750  3,046.88  12/1/2005    650,000.00    650,000.00  Purchase  Stated Income    928,000.00  10/1/2012   10.625
6179667990  1,993.33  12/1/2005    416,000.00    416,000.00  Purchase  Standard         520,000.00  10/1/2012    10.75
6183147492  1,710.66   1/1/2006    373,235.00    372,835.00  Purchase  Standard         466,544.00  11/1/2012     10.5
6205019091  1,061.83   1/1/2006    221,600.00    221,599.66  Purchase  Standard         277,000.00  11/1/2012    10.75
6233549499  1,782.08  12/1/2005    364,000.00    364,000.00  Purchase  Stated Income    455,000.00  10/1/2012   10.875
6264613560  1,001.00  12/1/2005    228,800.00    228,800.00  Purchase  Standard         286,000.00  10/1/2012    10.25
6275019815  2,795.83  12/1/2005    610,000.00    610,000.00  R/T Refi  Stated Income  1,950,000.00  11/1/2012     10.5
6275198973    788.87   1/1/2006    154,554.00    154,554.00  Purchase  Standard         200,000.00  11/1/2012   11.125
6330382208       763   1/1/2006    174,400.00    174,400.00  Purchase  Standard         218,000.00  10/1/2012    10.25
6353632554  1,425.88  12/1/2005    268,400.00    268,325.75  Purchase  Standard         336,000.00  10/1/2012   11.375
6438911262    638.87  12/1/2005    108,000.00    107,668.02  Purchase  Standard         135,000.00  10/1/2012   10.875
6470246411    829.92  12/1/2005    173,200.00    173,200.00  Purchase  Standard         220,000.00  10/1/2012    10.75
6491745078  1,954.58  12/1/2005    367,920.00    367,920.00  Purchase  Standard         460,000.00  11/1/2012   11.375
6515169065    671.08  12/1/2005    126,320.00    126,320.00  Purchase  Standard         158,000.00  10/1/2012   11.375
6534709370  2,687.50  12/1/2005    516,000.00    514,000.00  C/O Refi  Stated Income    935,000.00  10/1/2012    11.25
6587458677    541.67  12/1/2005    104,000.00    104,000.00  R/T Refi  Stated Income    144,500.00  10/1/2012    11.25
6589060893     952.5   1/1/2006    203,200.00    202,852.89  Purchase  Standard         275,000.00  11/1/2012   10.625
6618229931  1,194.91  12/1/2005    224,925.00    224,925.00  Purchase  Stated Income    300,000.00  10/1/2012   11.375
6623386726    707.47  12/1/2005    118,000.00    117,764.47  Purchase  Standard         151,000.00  11/1/2012       11
6631179535    735.47  12/1/2005    156,900.00    156,900.00  Purchase  Standard         197,000.00  11/1/2012   10.625
6633588808  1,484.42  12/1/2005    303,200.00    303,197.36  Purchase  Standard         379,000.00  11/1/2012   10.875
6645676385  2,447.92  12/1/2005    500,000.00    500,000.00  Purchase  Stated Income    641,000.00  10/1/2012   10.875
6681909427       750   1/1/2006    150,000.00    149,988.02  Purchase  Standard         188,000.00  11/1/2012       11
6694095693    953.71   1/1/2006    194,800.00    194,783.06  Purchase  Standard         244,000.00  11/1/2012   10.875
6727904143  3,385.42  12/1/2005    650,000.00    650,000.00  C/O Refi  Stated Income  1,257,000.00  11/1/2012    11.25
6744952372    542.68  12/1/2005    106,320.00    106,220.00  Purchase  Standard         132,900.00  10/1/2012   11.125
6753750675    916.67  12/1/2005    200,000.00    200,000.00  Purchase  Standard         250,000.00  10/1/2012     10.5
6762851845  2,812.50  12/1/2005    600,000.00    600,000.00  Purchase  Stated Income    856,000.00  10/1/2012   10.625
6788852389    758.48  12/1/2005    148,600.00    148,600.00  R/T Refi  Stated Income    192,000.00  11/1/2012   11.125
6803997516  2,643.75  12/1/2005    564,000.00    564,000.00  Purchase  Standard         705,000.00  10/1/2012   10.625
6808418351    766.83  12/1/2005    171,200.00    171,200.00  Purchase  Standard         214,000.00  10/1/2012   10.375
6862282727  6,073.96  12/1/2005  1,190,000.00  1,190,000.00  R/T Refi  Stated Income  1,700,000.00  11/1/2012   11.125
6914631681  1,020.61  12/1/2005    222,678.00    222,478.00  Purchase  Standard         279,000.00  11/1/2012     10.5
6932638403  2,174.65  12/1/2005    453,840.00    453,840.00  Purchase  Standard         568,000.00  10/1/2012    10.75
6961503197     562.5  12/1/2005    108,000.00    108,000.00  Purchase  Standard         145,000.00  10/1/2012    11.25
6961852107    696.67  12/1/2005    152,000.00    152,000.00  R/T Refi  Standard         190,000.00  11/1/2012     10.5
6983630911  1,117.75  12/1/2005    210,400.00    210,400.00  R/T Refi  Standard         263,000.00  11/1/2012   11.375
6999177097    987.08   1/1/2006    206,000.00    206,000.00  Purchase  Standard         258,000.00  11/1/2012    10.75
3302315811    616.53   1/1/2006    107,100.00    106,522.11  Purchase  Unknown          118,000.00   8/1/2012   10.625
3302479286    742.96  12/1/2005    130,850.00    129,980.71  R/T Refi  Unknown          155,000.00   7/1/2012     10.5
3302809623  1,589.81  12/1/2005    280,000.00    278,765.64  C/O Refi  Unknown          350,000.00   9/1/2012     10.5
6169377006  1,863.14   1/1/2006    332,720.00    331,218.63  Purchase  Unknown          415,900.00   9/1/2012   10.375
6649860134    629.99   1/1/2006    106,500.00    105,840.46  R/T Refi  Unknown          129,000.00   7/1/2012   10.875
6746585824  1,273.43  12/1/2005    240,628.00    239,136.53  Purchase  Unknown          332,000.00   8/1/2012    9.875
6858083006       667   2/1/2006    139,200.00    139,200.00  Purchase  Unknown          174,000.00   7/1/2012    10.75
1139195434  2,755.06  12/1/2005    492,000.00    486,374.44  Purchase  Alternative      615,000.00   3/1/2012   10.375
1263129289  3,136.52  12/1/2005    568,000.00    561,355.01  Purchase  Alternative      710,000.00   3/1/2012    10.25
1730056892  3,021.90   1/1/2006    555,000.00    548,357.45  Purchase  Alternative      740,000.00   3/1/2012   10.125

LOANID      FLOOR  CAPINT  MARGIN  INDEX        ODATE       ORIGINATOR       SERVICER  LPMI  SVCFEE
----------  -----  ------  ------  -----------  ----------  ---------------  --------  ----  ------

6133684750   2.25       2    2.25  12 MO LIBOR   9/27/2005  Bank of America  BANA CRE     0    0.25
6179667990   2.25       2    2.25  12 MO LIBOR   9/30/2005  Bank of America  BANA CRE     0    0.25
6183147492   2.25       2    2.25  12 MO LIBOR  10/11/2005  Bank of America  BANA CRE     0    0.25
6205019091   2.25       2    2.25  12 MO LIBOR   10/7/2005  Bank of America  BANA CRE     0    0.25
6233549499   2.25       2    2.25  12 MO LIBOR   9/27/2005  Bank of America  BANA CRE     0    0.25
6264613560   2.25       2    2.25  12 MO LIBOR   10/3/2005  Bank of America  BANA CRE     0    0.25
6275019815   2.25       2    2.25  12 MO LIBOR  10/14/2005  Bank of America  BANA CRE     0    0.25
6275198973   2.25       2    2.25  12 MO LIBOR  10/14/2005  Bank of America  BANA CRE     0    0.25
6330382208   2.25       2    2.25  12 MO LIBOR   9/29/2005  Bank of America  BANA CRE     0    0.25
6353632554   2.25       2    2.25  12 MO LIBOR   9/30/2005  Bank of America  BANA CRE     0    0.25
6438911262   2.25       2    2.25  12 MO LIBOR   9/29/2005  Bank of America  BANA CRE     0    0.25
6470246411   2.25       2    2.25  12 MO LIBOR   9/23/2005  Bank of America  BANA CRE     0    0.25
6491745078   2.25       2    2.25  12 MO LIBOR  10/18/2005  Bank of America  BANA CRE     0    0.25
6515169065   2.25       2    2.25  12 MO LIBOR   9/21/2005  Bank of America  BANA CRE     0    0.25
6534709370   2.25       2    2.25  12 MO LIBOR   9/14/2005  Bank of America  BANA CRE     0    0.25
6587458677   2.25       2    2.25  12 MO LIBOR   9/19/2005  Bank of America  BANA CRE     0    0.25
6589060893   2.25       2    2.25  12 MO LIBOR  10/14/2005  Bank of America  BANA CRE     0    0.25
6618229931   2.25       2    2.25  12 MO LIBOR   9/23/2005  Bank of America  BANA CRE     0    0.25
6623386726   2.25       2    2.25  12 MO LIBOR  10/21/2005  Bank of America  BANA CRE     0    0.25
6631179535   2.25       2    2.25  12 MO LIBOR  10/20/2005  Bank of America  BANA CRE     0    0.25
6633588808   2.25       2    2.25  12 MO LIBOR  10/10/2005  Bank of America  BANA CRE     0    0.25
6645676385   2.25       2    2.25  12 MO LIBOR   9/26/2005  Bank of America  BANA CRE     0    0.25
6681909427   2.25       2    2.25  12 MO LIBOR  10/13/2005  Bank of America  BANA CRE     0    0.25
6694095693   2.25       2    2.25  12 MO LIBOR  10/13/2005  Bank of America  BANA CRE     0    0.25
6727904143   2.25       2    2.25  12 MO LIBOR   10/5/2005  Bank of America  BANA CRE     0    0.25
6744952372   2.25       2    2.25  12 MO LIBOR   9/29/2005  Bank of America  BANA CRE     0    0.25
6753750675   2.25       2    2.25  12 MO LIBOR   9/28/2005  Bank of America  BANA CRE     0    0.25
6762851845   2.25       2    2.25  12 MO LIBOR   9/30/2005  Bank of America  BANA CRE     0    0.25
6788852389   2.25       2    2.25  12 MO LIBOR  10/11/2005  Bank of America  BANA CRE     0    0.25
6803997516   2.25       2    2.25  12 MO LIBOR    9/6/2005  Bank of America  BANA CRE     0    0.25
6808418351   2.25       2    2.25  12 MO LIBOR   9/22/2005  Bank of America  BANA CRE     0    0.25
6862282727   2.25       2    2.25  12 MO LIBOR   10/7/2005  Bank of America  BANA CRE     0    0.25
6914631681   2.25       2    2.25  12 MO LIBOR   10/7/2005  Bank of America  BANA CRE     0    0.25
6932638403   2.25       2    2.25  12 MO LIBOR   9/26/2005  Bank of America  BANA CRE     0    0.25
6961503197   2.25       2    2.25  12 MO LIBOR   9/12/2005  Bank of America  BANA CRE     0    0.25
6961852107   2.25       2    2.25  12 MO LIBOR   10/3/2005  Bank of America  BANA CRE     0    0.25
6983630911   2.25       2    2.25  12 MO LIBOR   10/7/2005  Bank of America  BANA CRE     0    0.25
6999177097   2.25       2    2.25  12 MO LIBOR  10/17/2005  Bank of America  BANA CRE     0    0.25
3302315811   2.25       2    2.25  12 MO LIBOR    8/1/2005  Bank of America  BANA CRE     0    0.25
3302479286   2.25       2    2.25  12 MO LIBOR   6/21/2005  Bank of America  BANA CRE     0    0.25
3302809623   2.25       2    2.25  12 MO LIBOR   8/17/2005  Bank of America  BANA CRE     0    0.25
6169377006   2.25       2    2.25  12 MO LIBOR    8/3/2005  Bank of America  BANA CRE     0    0.25
6649860134   2.25       2    2.25  12 MO LIBOR   6/17/2005  Bank of America  BANA CRE     0    0.25
6746585824   2.25       2    2.25  12 MO LIBOR   7/20/2005  Bank of America  BANA CRE     0    0.25
6858083006   2.25       2    2.25  12 MO LIBOR   6/27/2005  Bank of America  BANA CRE     0    0.25
1139195434   2.25       2    2.25  12 MO LIBOR   2/15/2005  Chase            Chase        0    0.25
1263129289   2.25       2    2.25  12 MO LIBOR   2/15/2005  Chase            Chase        0    0.25
1730056892   2.25       2    2.25  12 MO LIBOR   2/15/2005  Chase            Chase        0    0.25

                                   EXHIBIT D-5
                       LOAN GROUP 5 MORTGAGE LOAN SCHEDULE

                 [See separate Excel file on Closing Binder CD]

                                      D-5-1

LOANID      OCC      PROPTYPE     OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE
----------  -------  -----------  -----  -------  -----  -----  ---------  --------  ---------

  32218026  Primary  SFR            360      357   61.4    5.5  11/1/2005  1/1/2006  10/1/2035
  44774875  Primary  SFR            360      357   62.5    5.5  11/1/2005  2/1/2006  10/1/2035
  45236767  Primary  SFR            360      358     80    5.5  12/1/2005  2/1/2006  11/1/2035
  45294725  Primary  SFR            360      353     80    5.5   7/1/2005  1/1/2006   6/1/2035
  46245288  Primary  SFR            360      357   42.6  5.875  11/1/2005  1/1/2006  10/1/2035
  47908611  Primary  SFR            360      357  72.52  5.375  11/1/2005  2/1/2006  10/1/2035
  48907562  Primary  Condominium    360      358     80    5.5  12/1/2005  1/1/2006  11/1/2035
  49392459  Primary  SFR            360      358  77.55  5.625  12/1/2005  3/1/2006  11/1/2035
  49941677  Primary  SFR            360      358  79.61   4.75  12/1/2005  1/1/2006  11/1/2035
  50110428  Primary  SFR            360      358     80  5.375  12/1/2005  1/1/2006  11/1/2035
  50600436  Primary  SFR            360      358     80   5.25  12/1/2005  2/1/2006  11/1/2035
  50963511  Primary  SFR            360      358  86.23   5.75  12/1/2005  1/1/2006  11/1/2035
  51026938  Primary  SFR            360      359     80    5.5   1/1/2006  2/1/2006  12/1/2035
  51586899  Primary  SFR            360      358     80  5.375  12/1/2005  2/1/2006  11/1/2035
  51824043  Primary  SFR            360      358     80    5.5  12/1/2005  1/1/2006  11/1/2035
  52448073  Primary  SFR            360      358     80  5.375  12/1/2005  1/1/2006  11/1/2035
  53196564  Primary  SFR            360      358  71.62   5.25  12/1/2005  1/1/2006  11/1/2035
  53394102  Primary  SFR            360      353  70.59  5.625   7/1/2005  1/1/2006   6/1/2035
  53408175  Primary  SFR            360      358     80    5.5  12/1/2005  1/1/2006  11/1/2035
  53651428  Primary  SFR            360      358     80  5.875  12/1/2005  1/1/2006  11/1/2035
  53734711  Primary  SFR            360      358     80   5.75  12/1/2005  2/1/2006  11/1/2035
  53863916  Primary  Condominium    360      353     80   5.75   7/1/2005  1/1/2006   6/1/2035
  53962635  Primary  SFR            360      357     95  5.875  11/1/2005  2/1/2006  10/1/2035
  54175344  Primary  SFR            360      358     80   5.75  12/1/2005  1/1/2006  11/1/2035
  54303953  Primary  SFR            360      357     75  5.625  11/1/2005  1/1/2006  10/1/2035
  54373626  Primary  SFR            360      358     70  5.125  12/1/2005  1/1/2006  11/1/2035
  54422092  Primary  Condominium    360      358     80    5.5  12/1/2005  2/1/2006  11/1/2035
  54449004  Primary  SFR            360      358  71.05  5.875  12/1/2005  1/1/2006  11/1/2035
  54613302  Primary  SFR            360      358     80  5.375  12/1/2005  1/1/2006  11/1/2035
  54638887  Primary  SFR            360      358     80  5.625  12/1/2005  1/1/2006  11/1/2035
  54674411  Primary  SFR            360      357     65   5.75  11/1/2005  1/1/2006  10/1/2035
  56530371  Primary  SFR            360      358     80   5.75  12/1/2005  1/1/2006  11/1/2035
  57402224  Primary  Condominium    360      356  79.88   5.75  10/1/2005  2/1/2006   9/1/2035
  58908096  Primary  SFR            360      358     80    5.5  12/1/2005  1/1/2006  11/1/2035
  59842518  Primary  SFR            360      358     80  5.125  12/1/2005  1/1/2006  11/1/2035
 142542497  Primary  SFR            360      351     80    5.5   5/1/2005  1/1/2006   4/1/2035
 143806552  Primary  SFR            360      358  77.18  5.375  12/1/2005  2/1/2006  11/1/2035
 145118097  Primary  SFR            360      356  75.27  5.125  10/1/2005  1/1/2006   9/1/2035
 145900817  Primary  Condominium    360      357     80  5.375  11/1/2005  1/1/2006  10/1/2035
 145941845  Primary  SFR            360      358     80    5.5  12/1/2005  1/1/2006  11/1/2035
 146707625  Primary  SFR            360      358     80    5.5  12/1/2005  1/1/2006  11/1/2035
 146741574  Primary  SFR            360      358     80  5.125  12/1/2005  1/1/2006  11/1/2035
6015464156  Primary  SFR            360      359  42.37      6   1/1/2006  1/1/2006  12/1/2035
6026184033  Primary  SFR            360      356     80  5.875  10/1/2005  1/1/2006   9/1/2035
6031471870  Primary  PUD            360      358     80  5.875  12/1/2005  1/1/2006  11/1/2035
6070614687  Primary  Condominium    360      358     80   5.75  12/1/2005  2/1/2006  11/1/2035
6097042557  Primary  PUD            360      358  66.54  5.625  12/1/2005  1/1/2006  11/1/2035
6143921473  Primary  SFR            360      358     80      6  12/1/2005  1/1/2006  11/1/2035
6193691158  Primary  SFR            360      358     80  5.875  12/1/2005  2/1/2006  11/1/2035
6215599140  Primary  SFR            360      358  40.53  5.625  12/1/2005  1/1/2006  11/1/2035
6316622585  Primary  SFR            360      358  63.95  6.125  12/1/2005  1/1/2006  11/1/2035
6324945358  Primary  SFR            360      358  74.07  5.875  12/1/2005  1/1/2006  11/1/2035
6375087357  Primary  SFR            360      358     80  6.125  12/1/2005  1/1/2006  11/1/2035
6383111546  Primary  SFR            360      358     80      6  12/1/2005  1/1/2006  11/1/2035
6383732200  Primary  Condominium    360      358     80   6.25  12/1/2005  1/1/2006  11/1/2035
6393313736  Primary  SFR            360      358     80   5.75  12/1/2005  2/1/2006  11/1/2035
6423228599  Primary  SFR            360      358     80  6.125  12/1/2005  1/1/2006  11/1/2035
6452081943  Primary  PUD            360      358  76.19  5.875  12/1/2005  2/1/2006  11/1/2035
6480946422  Primary  Condominium    360      358     80  5.625  12/1/2005  2/1/2006  11/1/2035
6490672646  Primary  SFR            360      358     80    6.5  12/1/2005  1/1/2006  11/1/2035
6503971936  Primary  Condominium    360      357     80  5.375  11/1/2005  1/1/2006  10/1/2035
6507451893  Primary  PUD            360      358  57.26  5.625  12/1/2005  2/1/2006  11/1/2035
6512034395  Primary  SFR            360      358     80   5.75  12/1/2005  2/1/2006  11/1/2035
6516856116  Primary  SFR            360      356  51.11  5.875  10/1/2005  1/1/2006   9/1/2035
6521135126  Primary  SFR            360      358     70   5.75  12/1/2005  1/1/2006  11/1/2035
6555905972  Primary  PUD            360      359     70  5.875   1/1/2006  1/1/2006  12/1/2035
6647731188  Primary  Condominium    360      358     80      6  12/1/2005  1/1/2006  11/1/2035

LOANID      PANDI     PTDATE     OBAL          COBAL         PURPOSE   DOC         OAPPVAL       FRTRDATE   CEILING
----------  --------  ---------  ------------  ------------  --------  ----------  ------------  ---------  -------

  32218026  3,747.41  12/1/2005    660,000.00    657,822.82  R/T Refi  Full        1,075,000.00  10/1/2015     10.5
  44774875  4,582.97   1/1/2006  1,000,000.00    999,842.46  R/T Refi  Full        1,600,000.00  10/1/2015     10.5
  45236767  1,393.33   1/1/2006    304,000.00    304,000.00  R/T Refi  Full          380,000.00  11/1/2015     10.5
  45294725    992.37  12/1/2005    216,517.00    216,516.97  Purchase  Full          271,000.00   6/1/2015     10.5
  46245288  1,553.94  12/1/2005    317,400.00    317,400.00  R/T Refi  Asset Only    745,000.00  10/1/2015   10.875
  47908611  2,700.69   1/1/2006    482,291.00    480,662.44  R/T Refi  Full          665,000.00  10/1/2015   10.375
  48907562  3,792.83  12/1/2005    668,000.00    666,534.33  Purchase  Full          950,000.00  11/1/2015     10.5
  49392459  2,881.16   2/1/2006    500,500.00    499,283.41  Purchase  Full          660,000.00  11/1/2015   10.625
  49941677  3,129.88  12/1/2005    600,000.00    598,487.25  Purchase  Full          760,000.00  11/1/2015     9.75
  50110428  3,558.16  12/1/2005    635,418.00    633,990.77  Purchase  Full          800,000.00  11/1/2015   10.375
  50600436  3,250.88   1/1/2006    743,058.00    743,058.00  Purchase  Full          990,000.00  11/1/2015    10.25
  50963511  1,648.33  12/1/2005    344,000.00    344,000.00  Purchase  Full          400,000.00  11/1/2015    10.75
  51026938  2,231.79   1/1/2006    486,937.00    486,710.46  Purchase  Full          625,000.00  12/1/2015     10.5
  51586899  1,231.21   1/1/2006    274,874.00    274,874.00  Purchase  Full          345,000.00  11/1/2015   10.375
  51824043  1,544.33  12/1/2005    271,990.00    271,393.22  Purchase  Full          340,000.00  11/1/2015     10.5
  52448073  1,288.72  12/1/2005    287,714.00    287,714.00  Purchase  Full          365,000.00  11/1/2015   10.375
  53196564  2,595.36  12/1/2005    470,000.00    468,919.42  Purchase  Full          734,000.00  11/1/2015    10.25
  53394102  2,808.06  12/1/2005    600,000.00    598,861.73  C/O Refi  Full          850,000.00   6/1/2015   10.625
  53408175  2,466.02  12/1/2005    434,320.00    433,367.04  Purchase  Full          542,900.00  11/1/2015     10.5
  53651428  1,180.74  12/1/2005    199,606.00    199,198.00  Purchase  Full          280,000.00  11/1/2015   10.875
  53734711  2,177.56   1/1/2006    455,920.00    452,965.52  Purchase  Asset Only    570,000.00  11/1/2015    10.75
  53863916  2,223.33  12/1/2005    464,000.00    464,000.00  R/T Refi  Full          580,000.00   6/1/2015    10.75
  53962635  1,212.60   1/1/2006    247,760.00    247,639.21  Purchase  Full          265,000.00  10/1/2015   10.875
  54175344  2,352.08  12/1/2005    403,048.00    402,103.89  Purchase  Full          503,810.00  11/1/2015    10.75
  54303953  3,028.65  12/1/2005    646,113.00    646,113.00  Purchase  Asset Only    865,000.00  10/1/2015   10.625
  54373626  2,466.41  12/1/2005    577,500.00    577,500.00  R/T Refi  Asset Only    825,000.00  11/1/2015   10.125
  54422092  2,090.00   1/1/2006    456,000.00    456,000.00  Purchase  Full          573,000.00  11/1/2015     10.5
  54449004  3,845.00  12/1/2005    650,000.00    648,671.34  Purchase  Full          914,900.00  11/1/2015   10.875
  54613302  2,245.51  12/1/2005    501,323.00    501,323.00  Purchase  Full          626,654.00  11/1/2015   10.375
  54638887    908.26  12/1/2005    193,761.60    193,749.95  Purchase  Full          243,000.00  11/1/2015   10.625
  54674411  6,768.21  12/1/2005  1,412,834.00  1,412,495.51  Purchase  Asset Only  2,175,000.00  10/1/2015    10.75
  56530371  2,245.38  12/1/2005    468,602.00    468,602.00  Purchase  Asset Only    595,000.00  11/1/2015    10.75
  57402224  2,917.86   1/1/2006    500,000.00    497,896.83  Purchase  Full          626,000.00   9/1/2015    10.75
  58908096    766.33  12/1/2005    167,200.00    167,200.00  Purchase  Full          209,000.00  11/1/2015     10.5
  59842518  3,980.42  12/1/2005    932,000.00    932,000.00  Purchase  Full        1,165,000.00  11/1/2015   10.125
 142542497  3,611.67  12/1/2005    788,000.00    788,000.00  Purchase  Asset Only    990,000.00   4/1/2015     10.5
 143806552  2,575.87   1/1/2006    460,000.00    458,966.79  Purchase  No Doc        635,000.00  11/1/2015   10.375
 145118097  3,811.63  12/1/2005    700,040.00    696,731.37  Purchase  Full          930,000.00   9/1/2015   10.125
 145900817  2,042.46  12/1/2005    455,992.00    455,992.00  Purchase  Asset Only    600,000.00  10/1/2015   10.375
 145941845  1,105.50  12/1/2005    241,200.00    241,200.00  Purchase  Full          301,500.00  11/1/2015     10.5
 146707625  3,769.90  12/1/2005    663,960.00    662,503.17  Purchase  Full          830,000.00  11/1/2015     10.5
 146741574  2,125.17  12/1/2005    497,600.00    497,600.00  Purchase  No Doc        635,000.00  11/1/2015   10.125
6015464156  2,500.00   1/1/2006    500,000.00    500,000.00  R/T Refi  SISA        1,180,000.00  12/1/2015       11
6026184033  2,447.92  12/1/2005    500,000.00    500,000.00  Purchase  SISA          640,000.00   9/1/2015   10.875
6031471870  3,055.00  12/1/2005    624,000.00    624,000.00  Purchase  SISA          780,000.00  11/1/2015   10.875
6070614687  2,194.58   1/1/2006    458,000.00    457,999.58  Purchase  Standard      575,000.00  11/1/2015    10.75
6097042557  4,687.50  12/1/2005  1,000,000.00  1,000,000.00  Purchase  SISA        1,545,000.00  11/1/2015   10.625
6143921473  2,400.00  12/1/2005    480,000.00    480,000.00  R/T Refi  Rapid         600,000.00  11/1/2015       11
6193691158  3,740.42   1/1/2006    764,000.00    764,000.00  Purchase  Rapid         955,000.00  11/1/2015   10.875
6215599140  3,229.69  12/1/2005    689,000.00    689,000.00  C/O Refi  Standard    1,700,000.00  11/1/2015   10.625
6316622585  2,521.46  12/1/2005    494,000.00    494,000.00  C/O Refi  Standard      772,500.00  11/1/2015   11.125
6324945358  2,366.16  12/1/2005    400,000.00    399,182.35  C/O Refi  Standard      540,000.00  11/1/2015   10.875
6375087357  2,409.17  12/1/2005    472,000.00    471,500.00  R/T Refi  Standard      590,000.00  11/1/2015   11.125
6383111546  2,100.00  12/1/2005    420,000.00    420,000.00  Purchase  SISA          525,000.00  11/1/2015       11
6383732200  2,655.21  12/1/2005    509,800.00    509,800.00  Purchase  SISA          640,000.00  11/1/2015    11.25
6393313736  2,875.00   1/1/2006    600,000.00    599,991.00  Purchase  SISA          750,000.00  11/1/2015    10.75
6423228599  4,491.67  12/1/2005    880,000.00    880,000.00  Purchase  SISA        1,200,000.00  11/1/2015   11.125
6452081943  2,350.00   1/1/2006    480,000.00    479,550.00  Purchase  Standard      630,000.00  11/1/2015   10.875
6480946422  2,962.50   1/1/2006    632,000.00    631,851.87  Purchase  SISA          790,000.00  11/1/2015   10.625
6490672646  2,253.33  12/1/2005    416,000.00    416,000.00  Purchase  SISA          520,000.00  11/1/2015     11.5
6503971936  3,681.70  12/1/2005    821,961.00    821,961.00  Purchase  Standard    1,027,452.00  10/1/2015   10.375
6507451893  3,856.90   1/1/2006    670,000.00    668,564.10  C/O Refi  Standard    1,170,000.00  11/1/2015   10.625
6512034395  1,897.50   1/1/2006    396,000.00    396,000.00  Purchase  SISA          495,000.00  11/1/2015    10.75
6516856116  2,721.08  12/1/2005    460,000.00    458,110.19  C/O Refi  Standard      900,000.00   9/1/2015   10.875
6521135126  2,532.40  12/1/2005    528,500.00    528,481.71  C/O Refi  Standard      755,000.00  11/1/2015    10.75
6555905972  1,987.71   1/1/2006    406,000.00    406,000.00  C/O Refi  Standard      580,000.00  12/1/2015   10.875
6647731188  3,069.70  12/1/2005    512,000.00    510,978.05  Purchase  Rapid         640,000.00  11/1/2015       11

LOANID      FLOOR  CAPINT  MARGIN  INDEX        ODATE       ORIGINATOR       SERVICER     LPMI  SVCFEE
----------  -----  ------  ------  -----------  ----------  ---------------  -----------  ----  ------

  32218026   2.75       2    2.75  1 YR CMT       9/9/2005  Wells Fargo      Wells Fargo     0    0.25
  44774875   2.75       2    2.75  1 YR CMT      10/3/2005  Wells Fargo      Wells Fargo     0    0.25
  45236767   2.75       2    2.75  1 YR CMT     10/31/2005  Wells Fargo      Wells Fargo     0    0.25
  45294725   2.75       2    2.75  1 YR CMT      5/20/2005  Wells Fargo      Wells Fargo     0    0.25
  46245288   2.75       2    2.75  1 YR CMT      9/26/2005  Wells Fargo      Wells Fargo     0    0.25
  47908611   2.75       2    2.75  1 YR CMT      9/28/2005  Wells Fargo      Wells Fargo     0    0.25
  48907562   2.75       2    2.75  1 YR CMT     10/31/2005  Wells Fargo      Wells Fargo     0    0.25
  49392459   2.75       2    2.75  1 YR CMT     10/26/2005  Wells Fargo      Wells Fargo     0    0.25
  49941677   2.75       2    2.75  1 YR CMT     10/14/2005  Wells Fargo      Wells Fargo     0    0.25
  50110428   2.75       2    2.75  1 YR CMT     10/12/2005  Wells Fargo      Wells Fargo     0    0.25
  50600436   2.75       2    2.75  1 YR CMT     10/21/2005  Wells Fargo      Wells Fargo     0    0.25
  50963511   2.75       2    2.75  1 YR CMT     10/14/2005  Wells Fargo      Wells Fargo     0    0.25
  51026938   2.75       2    2.75  1 YR CMT      11/2/2005  Wells Fargo      Wells Fargo     0    0.25
  51586899   2.75       2    2.75  1 YR CMT     10/21/2005  Wells Fargo      Wells Fargo     0    0.25
  51824043   2.75       2    2.75  1 YR CMT     10/14/2005  Wells Fargo      Wells Fargo     0    0.25
  52448073   2.75       2    2.75  1 YR CMT     10/13/2005  Wells Fargo      Wells Fargo     0    0.25
  53196564   2.75       2    2.75  1 YR CMT     10/27/2005  Wells Fargo      Wells Fargo     0    0.25
  53394102   2.75       2    2.75  1 YR CMT      5/25/2005  Wells Fargo      Wells Fargo     0    0.25
  53408175   2.75       2    2.75  1 YR CMT     10/27/2005  Wells Fargo      Wells Fargo     0    0.25
  53651428   2.75       2    2.75  1 YR CMT     10/25/2005  Wells Fargo      Wells Fargo     0    0.25
  53734711   2.75       2    2.75  1 YR CMT      10/3/2005  Wells Fargo      Wells Fargo     0    0.25
  53863916   2.75       2    2.75  1 YR CMT      5/14/2005  Wells Fargo      Wells Fargo     0    0.25
  53962635   2.75       2    2.75  1 YR CMT      9/30/2005  Wells Fargo      Wells Fargo     0    0.25
  54175344   2.75       2    2.75  1 YR CMT     10/12/2005  Wells Fargo      Wells Fargo     0    0.25
  54303953   2.75       2    2.75  1 YR CMT       9/1/2005  Wells Fargo      Wells Fargo     0    0.25
  54373626   2.75       2    2.75  1 YR CMT     10/24/2005  Wells Fargo      Wells Fargo     0    0.25
  54422092   2.75       2    2.75  1 YR CMT      10/6/2005  Wells Fargo      Wells Fargo     0    0.25
  54449004   2.75       2    2.75  1 YR CMT     10/28/2005  Wells Fargo      Wells Fargo     0    0.25
  54613302   2.75       2    2.75  1 YR CMT     10/24/2005  Wells Fargo      Wells Fargo     0    0.25
  54638887   2.75       2    2.75  1 YR CMT     10/28/2005  Wells Fargo      Wells Fargo     0    0.25
  54674411   2.75       2    2.75  1 YR CMT      9/29/2005  Wells Fargo      Wells Fargo     0    0.25
  56530371   2.75       2    2.75  1 YR CMT     10/18/2005  Wells Fargo      Wells Fargo     0    0.25
  57402224   2.75       2    2.75  1 YR CMT      8/26/2005  Wells Fargo      Wells Fargo     0    0.25
  58908096   2.75       2    2.75  1 YR CMT     10/28/2005  Wells Fargo      Wells Fargo     0    0.25
  59842518   2.75       2    2.75  1 YR CMT     10/10/2005  Wells Fargo      Wells Fargo     0    0.25
 142542497   2.75       2    2.75  1 YR CMT      3/28/2005  Wells Fargo      Wells Fargo     0    0.25
 143806552   2.75       2    2.75  1 YR CMT     10/31/2005  Wells Fargo      Wells Fargo     0    0.25
 145118097   2.75       2    2.75  1 YR CMT       8/1/2005  Wells Fargo      Wells Fargo     0    0.25
 145900817   2.75       2    2.75  1 YR CMT       9/6/2005  Wells Fargo      Wells Fargo     0    0.25
 145941845   2.75       2    2.75  1 YR CMT      10/6/2005  Wells Fargo      Wells Fargo     0    0.25
 146707625   2.75       2    2.75  1 YR CMT      9/21/2005  Wells Fargo      Wells Fargo     0    0.25
 146741574   2.75       2    2.75  1 YR CMT     10/14/2005  Wells Fargo      Wells Fargo     0    0.25
6015464156   2.25       2    2.25  12 MO LIBOR  10/28/2005  Bank of America  BANA CRE        0    0.25
6026184033   2.25       2    2.25  12 MO LIBOR   8/16/2005  Bank of America  BANA CRE        0    0.25
6031471870   2.25       2    2.25  12 MO LIBOR  10/18/2005  Bank of America  BANA CRE        0    0.25
6070614687   2.25       2    2.25  12 MO LIBOR  10/19/2005  Bank of America  BANA CRE        0    0.25
6097042557   2.25       2    2.25  12 MO LIBOR   10/4/2005  Bank of America  BANA CRE        0    0.25
6143921473   2.25       2    2.25  12 MO LIBOR  10/20/2005  Bank of America  BANA CRE        0    0.25
6193691158   2.25       2    2.25  12 MO LIBOR  10/11/2005  Bank of America  BANA CRE        0    0.25
6215599140   2.25       2    2.25  12 MO LIBOR  10/25/2005  Bank of America  BANA CRE        0    0.25
6316622585   2.25       2    2.25  12 MO LIBOR  10/25/2005  Bank of America  BANA CRE        0    0.25
6324945358   2.25       2    2.25  12 MO LIBOR  10/18/2005  Bank of America  BANA CRE        0    0.25
6375087357   2.25       2    2.25  12 MO LIBOR  10/26/2005  Bank of America  BANA CRE        0    0.25
6383111546   2.25       2    2.25  12 MO LIBOR  10/25/2005  Bank of America  BANA CRE        0    0.25
6383732200   2.25       2    2.25  12 MO LIBOR  10/26/2005  Bank of America  BANA CRE        0    0.25
6393313736   2.25       2    2.25  12 MO LIBOR  10/27/2005  Bank of America  BANA CRE        0    0.25
6423228599   2.25       2    2.25  12 MO LIBOR  10/14/2005  Bank of America  BANA CRE        0    0.25
6452081943   2.25       2    2.25  12 MO LIBOR  10/11/2005  Bank of America  BANA CRE        0    0.25
6480946422   2.25       2    2.25  12 MO LIBOR   9/30/2005  Bank of America  BANA CRE        0    0.25
6490672646   2.25       2    2.25  12 MO LIBOR   10/3/2005  Bank of America  BANA CRE        0    0.25
6503971936   2.25       2    2.25  12 MO LIBOR   9/14/2005  Bank of America  BANA CRE        0    0.25
6507451893   2.25       2    2.25  12 MO LIBOR  10/19/2005  Bank of America  BANA CRE        0    0.25
6512034395   2.25       2    2.25  12 MO LIBOR  10/17/2005  Bank of America  BANA CRE        0    0.25
6516856116   2.25       2    2.25  12 MO LIBOR   8/16/2005  Bank of America  BANA CRE        0    0.25
6521135126   2.25       2    2.25  12 MO LIBOR  10/14/2005  Bank of America  BANA CRE        0    0.25
6555905972   2.25       2    2.25  12 MO LIBOR   11/2/2005  Bank of America  BANA CRE        0    0.25
6647731188   2.25       2    2.25  12 MO LIBOR  10/19/2005  Bank of America  BANA CRE        0    0.25

LOANID      OCC        PROPTYPE     OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE
----------  ---------  -----------  -----  -------  -----  -----  ---------  --------  ---------

6656457436  Primary    PUD            360      359   66.3   5.75   1/1/2006  1/1/2006  12/1/2035
6671879721  Primary    SFR            360      359  79.37  6.375   1/1/2006  2/1/2006  12/1/2035
6696457438  Primary    SFR            360      358     80    5.5  12/1/2005  2/1/2006  11/1/2035
6696590550  Secondary  Condominium    360      358     80  5.875  12/1/2005  1/1/2006  11/1/2035
6718083691  Primary    SFR            360      358  71.02      6  12/1/2005  1/1/2006  11/1/2035
6737620671  Primary    SFR            360      358     80  5.875  12/1/2005  2/1/2006  11/1/2035
6743177302  Primary    SFR            360      358     75  6.125  12/1/2005  1/1/2006  11/1/2035
6757448318  Primary    Condominium    360      358   40.6  4.875  12/1/2005  1/1/2006  11/1/2035
6758855826  Primary    PUD            360      358     80  5.875  12/1/2005  1/1/2006  11/1/2035
6759141267  Primary    SFR            360      358     80   6.25  12/1/2005  1/1/2006  11/1/2035
6784474998  Primary    SFR            360      358  49.94      6  12/1/2005  1/1/2006  11/1/2035
6790683681  Primary    SFR            360      358     80  6.375  12/1/2005  1/1/2006  11/1/2035
6808331109  Primary    SFR            360      358  69.73   5.25  12/1/2005  1/1/2006  11/1/2035
6847990113  Primary    Condominium    360      359     80  6.125   1/1/2006  1/1/2006  12/1/2035
6851548732  Primary    SFR            360      358  47.45    5.5  12/1/2005  1/1/2006  11/1/2035
6870676258  Primary    SFR            360      358  34.48  5.875  12/1/2005  1/1/2006  11/1/2035
6876827780  Primary    SFR            360      358  61.54  5.625  12/1/2005  2/1/2006  11/1/2035
6879703855  Primary    SFR            360      359     80  5.625   1/1/2006  2/1/2006  12/1/2035
6880595191  Primary    Condominium    360      356  59.33  5.625  10/1/2005  1/1/2006   9/1/2035
6908607887  Primary    SFR            360      357  78.71   5.75  11/1/2005  1/1/2006  10/1/2035
6944104634  Primary    SFR            360      358     80   5.75  12/1/2005  1/1/2006  11/1/2035
6948480337  Primary    SFR            360      358     75   5.75  12/1/2005  2/1/2006  11/1/2035
6948607681  Primary    PUD            360      358     80  6.125  12/1/2005  1/1/2006  11/1/2035
6961507479  Primary    PUD            360      359  78.05   6.25   1/1/2006  1/1/2006  12/1/2035
6980936113  Primary    PUD            360      358     80  6.125  12/1/2005  1/1/2006  11/1/2035
6993210936  Primary    PUD            360      357     80      6  11/1/2005  1/1/2006  10/1/2035
6177216642  Primary    PUD            360      355     50      5   9/1/2005  1/1/2006   8/1/2035
6182793668  Primary    Condominium    360      356  74.32      6  10/1/2005  1/1/2006   9/1/2035
6186630601  Primary    SFR            360      355  20.31  5.625   9/1/2005  1/1/2006   8/1/2035
6298789907  Primary    PUD            360      355     80  6.375   9/1/2005  1/1/2006   8/1/2035
6299152394  Primary    PUD            360      355  68.18  5.625   9/1/2005  2/1/2006   8/1/2035
6446941087  Primary    Condominium    360      355     80   5.25   9/1/2005  3/1/2006   8/1/2035
6469495623  Primary    SFR            360      355  79.59  5.625   9/1/2005  2/1/2006   8/1/2035
6636211572  Primary    SFR            360      355     41    5.5   9/1/2005  1/1/2006   8/1/2035
6810558350  Primary    PUD            360      356     60  5.375  10/1/2005  1/1/2006   9/1/2035
6919094380  Primary    Condominium    360      355  77.12    5.5   9/1/2005  1/1/2006   8/1/2035
6936924692  Primary    SFR            360      356  65.22  5.375  10/1/2005  2/1/2006   9/1/2035
6983260420  Primary    PUD            360      355     80  5.125   9/1/2005  1/1/2006   8/1/2035
1111719721  Primary    Cooperative    360      327  28.57  5.375   5/1/2003  2/1/2006   4/1/2033
1111799833  Primary    3-Family       360      330  69.15   4.75   8/1/2003  3/1/2006   7/1/2033
1461299168  Primary    SFR            360      343     65  5.375   9/1/2004  1/1/2006   8/1/2034
1760035440  Primary    SFR            360      331     80   4.75   9/1/2003  2/1/2006   8/1/2033

LOANID      PANDI     PTDATE     OBAL          COBAL         PURPOSE   DOC       OAPPVAL       FRTRDATE   CEILING
----------  --------  ---------  ------------  ------------  --------  --------  ------------  ---------  -------

6656457436  2,007.71   1/1/2006    419,000.00    419,000.00  C/O Refi  SISA        632,000.00  12/1/2015    10.75
6671879721  2,656.25   1/1/2006    500,000.00    500,000.00  R/T Refi  SISA        630,000.00  12/1/2015   11.375
6696457438  2,016.67   1/1/2006    440,000.00    440,000.00  R/T Refi  SISA        550,000.00  11/1/2015     10.5
6696590550  2,937.34  12/1/2005    600,000.00    599,968.25  Purchase  Standard    750,000.00  11/1/2015   10.875
6718083691  2,916.82  12/1/2005    486,500.00    485,528.94  C/O Refi  Standard    685,000.00  11/1/2015       11
6737620671  2,051.71   1/1/2006    419,200.00    418,943.06  Purchase  Standard    524,000.00  11/1/2015   10.875
6743177302  2,759.32  12/1/2005    454,125.00    453,238.42  C/O Refi  Standard    605,500.00  11/1/2015   11.125
6757448318  2,474.06  12/1/2005    609,000.00    609,000.00  R/T Refi  SISA      1,500,000.00  11/1/2015    9.875
6758855826  3,348.75  12/1/2005    684,000.00    684,000.00  R/T Refi  SISA        855,000.00  11/1/2015   10.875
6759141267  3,645.83  12/1/2005    700,000.00    700,000.00  Purchase  SISA        915,000.00  11/1/2015    11.25
6784474998  3,637.81  12/1/2005    606,756.00    605,494.67  C/O Refi  Standard  1,215,000.00  11/1/2015       11
6790683681  3,888.75  12/1/2005    732,000.00    732,000.00  Purchase  SISA        930,000.00  11/1/2015   11.375
6808331109  2,821.88  12/1/2005    645,000.00    645,000.00  C/O Refi  Rapid       925,000.00  11/1/2015    10.25
6847990113  2,113.13   1/1/2006    414,000.00    414,000.00  Purchase  SISA        518,000.00  12/1/2015   11.125
6851548732  3,153.33  12/1/2005    688,000.00    688,000.00  R/T Refi  SISA      1,450,000.00  11/1/2015     10.5
6870676258  4,895.83  12/1/2005  1,000,000.00  1,000,000.00  R/T Refi  Rapid     2,900,000.00  11/1/2015   10.875
6876827780  2,302.63   1/1/2006    400,000.00    399,142.74  C/O Refi  Standard    650,000.00  11/1/2015   10.625
6879703855  2,531.25   1/1/2006    540,000.00    540,000.00  Purchase  SISA        675,000.00  12/1/2015   10.625
6880595191  4,171.88  12/1/2005    890,000.00    890,000.00  R/T Refi  Standard  1,500,000.00   9/1/2015   10.625
6908607887  1,904.69  12/1/2005    397,500.00    397,446.97  R/T Refi  Standard    505,000.00  10/1/2015    10.75
6944104634  2,580.41  12/1/2005    538,520.00    538,520.00  Purchase  Standard    675,000.00  11/1/2015    10.75
6948480337  2,823.04   1/1/2006    483,750.00    482,637.20  C/O Refi  Standard    645,000.00  11/1/2015    10.75
6948607681  2,687.90  12/1/2005    528,000.00    526,609.23  R/T Refi  SISA        660,000.00  11/1/2015   11.125
6961507479  4,166.67   1/1/2006    800,000.00    800,000.00  Purchase  SISA      1,050,000.00  12/1/2015    11.25
6980936113  4,389.58  12/1/2005    860,000.00    860,000.00  Purchase  SISA      1,100,000.00  11/1/2015   11.125
6993210936  2,176.84  12/1/2005    435,368.00    435,368.00  Purchase  Standard    550,000.00  10/1/2015       11
6177216642  2,500.00  12/1/2005    600,000.00    600,000.00  R/T Refi  Rapid     1,200,000.00   8/1/2015       10
6182793668  2,500.00  12/1/2005    500,000.00    500,000.00  Purchase  Standard    775,000.00   9/1/2015       11
6186630601  1,856.25  12/1/2005    396,000.00    395,996.00  R/T Refi  Rapid     1,950,000.00   8/1/2015   10.625
6298789907  2,401.25  12/1/2005    452,000.00    452,000.00  Purchase  SISA        570,000.00   8/1/2015   11.375
6299152394  2,197.27   1/1/2006    468,750.00    468,750.00  Purchase  SISA        688,000.00   8/1/2015   10.625
6446941087  2,695.00   2/1/2006    616,000.00    602,525.00  Purchase  Rapid       770,000.00   8/1/2015    10.25
6469495623  2,245.06   1/1/2006    390,000.00    387,895.69  Purchase  Reduced     490,000.00   8/1/2015   10.625
6636211572  1,879.17  12/1/2005    410,000.00    407,200.00  C/O Refi  Standard  1,000,000.00   8/1/2015     10.5
6810558350  2,553.13  12/1/2005    570,000.00    570,000.00  C/O Refi  Rapid       950,000.00   9/1/2015   10.375
6919094380  2,085.42  12/1/2005    455,000.00    455,000.00  Purchase  Rapid       590,000.00   8/1/2015     10.5
6936924692  3,359.38   1/1/2006    750,000.00    749,487.48  C/O Refi  Rapid     1,150,000.00   9/1/2015   10.375
6983260420  3,419.38  12/1/2005    628,000.00    624,281.89  Purchase  Standard    785,000.00   8/1/2015   10.125
1111719721  5,599.72   1/1/2006  1,000,000.00    960,244.77  R/T Refi  Full      3,500,000.00   4/1/2013   10.375
1111799833  3,390.71   2/1/2006    650,000.00    620,381.08  Purchase  Full        950,000.00   7/1/2013     9.75
1461299168  8,007.59  12/1/2005  1,430,000.00  1,401,761.20  Purchase  Full      2,200,000.00   8/1/2014   10.375
1760035440  5,425.14   1/1/2006  1,040,000.00    999,659.21  Purchase  Full      1,300,000.00   8/1/2013     9.75

LOANID      FLOOR  CAPINT  MARGIN  INDEX        ODATE       ORIGINATOR       SERVICER  LPMI  SVCFEE
----------  -----  ------  ------  -----------  ----------  ---------------  --------  ----  ------

6656457436   2.25       2    2.25  12 MO LIBOR   11/3/2005  Bank of America  BANA CRE     0    0.25
6671879721   2.25       2    2.25  12 MO LIBOR   11/4/2005  Bank of America  BANA CRE     0    0.25
6696457438   2.25       2    2.25  12 MO LIBOR  10/24/2005  Bank of America  BANA CRE     0    0.25
6696590550   2.25       2    2.25  12 MO LIBOR  10/13/2005  Bank of America  BANA CRE     0    0.25
6718083691   2.25       2    2.25  12 MO LIBOR  10/26/2005  Bank of America  BANA CRE     0    0.25
6737620671   2.25       2    2.25  12 MO LIBOR  10/27/2005  Bank of America  BANA CRE     0    0.25
6743177302   2.25       2    2.25  12 MO LIBOR  10/21/2005  Bank of America  BANA CRE     0    0.25
6757448318   2.25       2    2.25  12 MO LIBOR  10/26/2005  Bank of America  BANA CRE     0    0.25
6758855826   2.25       2    2.25  12 MO LIBOR  10/19/2005  Bank of America  BANA CRE     0    0.25
6759141267   2.25       2    2.25  12 MO LIBOR  10/26/2005  Bank of America  BANA CRE     0    0.25
6784474998   2.25       2    2.25  12 MO LIBOR   10/3/2005  Bank of America  BANA CRE     0    0.25
6790683681   2.25       2    2.25  12 MO LIBOR  10/25/2005  Bank of America  BANA CRE     0    0.25
6808331109   2.25       2    2.25  12 MO LIBOR   9/28/2005  Bank of America  BANA CRE     0    0.25
6847990113   2.25       2    2.25  12 MO LIBOR  10/27/2005  Bank of America  BANA CRE     0    0.25
6851548732   2.25       2    2.25  12 MO LIBOR  10/12/2005  Bank of America  BANA CRE     0    0.25
6870676258   2.25       2    2.25  12 MO LIBOR  10/14/2005  Bank of America  BANA CRE     0    0.25
6876827780   2.25       2    2.25  12 MO LIBOR   10/4/2005  Bank of America  BANA CRE     0    0.25
6879703855   2.25       2    2.25  12 MO LIBOR  10/27/2005  Bank of America  BANA CRE     0    0.25
6880595191   2.25       2    2.25  12 MO LIBOR   8/23/2005  Bank of America  BANA CRE     0    0.25
6908607887   2.25       2    2.25  12 MO LIBOR  10/19/2005  Bank of America  BANA CRE     0    0.25
6944104634   2.25       2    2.25  12 MO LIBOR  10/21/2005  Bank of America  BANA CRE     0    0.25
6948480337   2.25       2    2.25  12 MO LIBOR  10/17/2005  Bank of America  BANA CRE     0    0.25
6948607681   2.25       2    2.25  12 MO LIBOR  10/28/2005  Bank of America  BANA CRE     0    0.25
6961507479   2.25       2    2.25  12 MO LIBOR   11/4/2005  Bank of America  BANA CRE     0    0.25
6980936113   2.25       2    2.25  12 MO LIBOR  10/28/2005  Bank of America  BANA CRE     0    0.25
6993210936   2.25       2    2.25  12 MO LIBOR   9/22/2005  Bank of America  BANA CRE     0    0.25
6177216642   2.25       2    2.25  12 MO LIBOR   7/21/2005  Bank of America  BANA CRE     0    0.25
6182793668   2.25       2    2.25  12 MO LIBOR    8/9/2005  Bank of America  BANA CRE     0    0.25
6186630601   2.25       2    2.25  12 MO LIBOR   7/19/2005  Bank of America  BANA CRE     0    0.25
6298789907   2.25       2    2.25  12 MO LIBOR   7/26/2005  Bank of America  BANA CRE     0    0.25
6299152394   2.25       2    2.25  12 MO LIBOR   7/28/2005  Bank of America  BANA CRE     0    0.25
6446941087   2.25       2    2.25  12 MO LIBOR    8/5/2005  Bank of America  BANA CRE     0    0.25
6469495623   2.25       2    2.25  12 MO LIBOR   7/27/2005  Bank of America  BANA CRE     0    0.25
6636211572   2.25       2    2.25  12 MO LIBOR   7/25/2005  Bank of America  BANA CRE     0    0.25
6810558350   2.25       2    2.25  12 MO LIBOR   7/28/2005  Bank of America  BANA CRE     0    0.25
6919094380   2.25       2    2.25  12 MO LIBOR   7/15/2005  Bank of America  BANA CRE     0    0.25
6936924692   2.25       2    2.25  12 MO LIBOR    8/2/2005  Bank of America  BANA CRE     0    0.25
6983260420   2.25       2    2.25  12 MO LIBOR   7/20/2005  Bank of America  BANA CRE     0    0.25
1111719721   2.25       2    2.25  1 YR CMT      3/26/2003  Chase            Chase        0    0.25
1111799833   2.25       2    2.25  1 YR CMT      6/13/2003  Chase            Chase        0    0.25
1461299168    2.5       2     2.5  1 YR CMT       7/7/2004  Chase            Chase        0    0.25
1760035440   2.25       2    2.25  1 YR CMT      7/24/2003  Chase            Chase        0    0.25

                                   EXHIBIT D-6
                       LOAN GROUP 6 MORTGAGE LOAN SCHEDULE

                 [See separate Excel file on Closing Binder CD]

                                      D-6-1

LOANID      OCC        PROPTYPE     OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE
----------  ---------  -----------  -----  -------  -----  -----  ---------  --------  ---------

6001635975  Primary    SFR            360      359  39.71   6.25   1/1/2006  2/1/2006  12/1/2035
6011122733  Primary    PUD            360      358  78.31  5.875  12/1/2005  1/1/2006  11/1/2035
6042578408  Primary    SFR            360      358     80      6  12/1/2005  2/1/2006  11/1/2035
6045307532  Primary    SFR            360      357     50    5.5  11/1/2005  1/1/2006  10/1/2035
6048832817  Primary    SFR            360      359     80   6.25   1/1/2006  2/1/2006  12/1/2035
6054361214  Primary    Condominium    360      358     80  5.875  12/1/2005  3/1/2006  11/1/2035
6059501210  Primary    SFR            360      358     80   5.25  12/1/2005  1/1/2006  11/1/2035
6061386386  Primary    SFR            360      358  51.16  5.625  12/1/2005  2/1/2006  11/1/2035
6070959603  Primary    SFR            360      354     80    5.5   8/1/2005  1/1/2006   7/1/2035
6077317151  Primary    SFR            360      359  42.86   5.25   1/1/2006  1/1/2006  12/1/2035
6078320022  Primary    SFR            360      358     80  5.625  12/1/2005  1/1/2006  11/1/2035
6079205503  Primary    SFR            360      356  76.92  6.125  10/1/2005  1/1/2006   9/1/2035
6090679751  Primary    SFR            360      358     80   6.25  12/1/2005  2/1/2006  11/1/2035
6090746568  Primary    SFR            360      358     80  5.625  12/1/2005  1/1/2006  11/1/2035
6095819535  Secondary  PUD            360      358     80      6  12/1/2005  1/1/2006  11/1/2035
6096132060  Primary    PUD            360      358     80  5.625  12/1/2005  1/1/2006  11/1/2035
6102559215  Primary    Condominium    360      359     80  6.125   1/1/2006  2/1/2006  12/1/2035
6103036338  Primary    PUD            360      359     80    6.5   1/1/2006  2/1/2006  12/1/2035
6112186819  Primary    SFR            360      359  74.93  6.125   1/1/2006  1/1/2006  12/1/2035
6116869543  Primary    SFR            360      358  74.35  5.625  12/1/2005  1/1/2006  11/1/2035
6118950838  Primary    SFR            360      356  67.57   5.75  10/1/2005  1/1/2006   9/1/2035
6122227751  Primary    SFR            360      358     80  5.875  12/1/2005  1/1/2006  11/1/2035
6123584887  Primary    SFR            360      358     80  5.625  12/1/2005  2/1/2006  11/1/2035
6129155872  Primary    SFR            360      359     80    6.5   1/1/2006  1/1/2006  12/1/2035
6138097370  Primary    SFR            360      359  58.62  5.375   1/1/2006  1/1/2006  12/1/2035
6144422240  Primary    SFR            360      358  17.98  5.875  12/1/2005  1/1/2006  11/1/2035
6151512206  Primary    SFR            360      358  61.13   5.75  12/1/2005  1/1/2006  11/1/2035
6151833552  Primary    Condominium    360      358     80  6.375  12/1/2005  2/1/2006  11/1/2035
6163394502  Primary    SFR            360      354     80  5.375   8/1/2005  1/1/2006   7/1/2035
6164621143  Primary    SFR            360      358  51.95  5.875  12/1/2005  2/1/2006  11/1/2035
6177634778  Primary    PUD            360      359     75      6   1/1/2006  2/1/2006  12/1/2035
6193606909  Primary    SFR            360      358     70    5.5  12/1/2005  1/1/2006  11/1/2035
6196023623  Primary    SFR            360      357     80   5.75  11/1/2005  1/1/2006  10/1/2035
6198047505  Primary    Townhouse      360      359     80  6.375   1/1/2006  2/1/2006  12/1/2035
6198708767  Primary    SFR            360      358     80  5.625  12/1/2005  1/1/2006  11/1/2035
6198758390  Primary    SFR            360      359  76.52  5.875   1/1/2006  2/1/2006  12/1/2035
6210211212  Primary    SFR            360      358     80   6.25  12/1/2005  2/1/2006  11/1/2035
6210244270  Primary    SFR            360      357     80      6  11/1/2005  1/1/2006  10/1/2035
6215102424  Primary    PUD            360      359     80    6.5   1/1/2006  1/1/2006  12/1/2035
6221521120  Primary    PUD            360      359     80  5.625   1/1/2006  2/1/2006  12/1/2035
6227262307  Primary    SFR            360      359     80    6.5   1/1/2006  1/1/2006  12/1/2035
6235346233  Primary    PUD            360      357     80   5.75  11/1/2005  2/1/2006  10/1/2035
6236001357  Primary    PUD            360      359  43.05  5.875   1/1/2006  2/1/2006  12/1/2035
6237811432  Primary    SFR            360      358  60.16    5.5  12/1/2005  1/1/2006  11/1/2035
6246290172  Primary    SFR            360      358     80  5.125  12/1/2005  1/1/2006  11/1/2035
6246627605  Primary    SFR            360      356     80  5.875  10/1/2005  1/1/2006   9/1/2035
6247831438  Primary    PUD            360      359  11.82  5.875   1/1/2006  1/1/2006  12/1/2035
6256042935  Primary    Condominium    360      359     80      6   1/1/2006  1/1/2006  12/1/2035
6271347988  Primary    PUD            360      359     80  6.375   1/1/2006  1/1/2006  12/1/2035
6281171311  Primary    PUD            360      358  69.23  5.875  12/1/2005  1/1/2006  11/1/2035
6292797682  Primary    PUD            360      359  14.51   6.25   1/1/2006  2/1/2006  12/1/2035
6298534824  Primary    SFR            360      359  61.43   6.25   1/1/2006  1/1/2006  12/1/2035
6298563484  Primary    Condominium    360      358     80    6.5  12/1/2005  2/1/2006  11/1/2035
6317040639  Primary    SFR            360      358   65.9  6.125  12/1/2005  1/1/2006  11/1/2035
6322778397  Primary    PUD            360      358  47.62   5.75  12/1/2005  1/1/2006  11/1/2035
6329870809  Primary    SFR            360      358  54.58  6.375  12/1/2005  2/1/2006  11/1/2035
6330807519  Primary    SFR            360      359     80    6.5   1/1/2006  2/1/2006  12/1/2035
6332133757  Primary    SFR            360      358     70  5.875  12/1/2005  1/1/2006  11/1/2035
6335546476  Primary    Condominium    360      356  79.64  5.375  10/1/2005  2/1/2006   9/1/2035
6342625024  Primary    PUD            360      359     70   6.25   1/1/2006  1/1/2006  12/1/2035
6359831887  Primary    SFR            360      359     80  5.875   1/1/2006  1/1/2006  12/1/2035
6365544821  Primary    PUD            360      354  76.74    5.5   8/1/2005  2/1/2006   7/1/2035
6366737127  Primary    SFR            360      357     65  5.375  11/1/2005  1/1/2006  10/1/2035
6372325750  Primary    PUD            360      359   61.3      6   1/1/2006  1/1/2006  12/1/2035
6374933627  Primary    SFR            360      359     80   6.25   1/1/2006  1/1/2006  12/1/2035
6375593891  Primary    PUD            360      359     80  6.625   1/1/2006  1/1/2006  12/1/2035
6381653440  Secondary  Condominium    360      358     80   6.25  12/1/2005  1/1/2006  11/1/2035
6387302158  Primary    SFR            360      358  51.27   5.75  12/1/2005  2/1/2006  11/1/2035
6392914559  Primary    SFR            360      358  43.57   5.75  12/1/2005  2/1/2006  11/1/2035
6395874016  Primary    Condominium    360      359     80   5.25   1/1/2006  4/1/2006  12/1/2035
6418409295  Primary    SFR            360      358   60.9  6.125  12/1/2005  1/1/2006  11/1/2035
6424790613  Primary    SFR            360      359     80      6   1/1/2006  2/1/2006  12/1/2035
6424916911  Primary    SFR            360      359     80  6.375   1/1/2006  2/1/2006  12/1/2035
6428228420  Primary    SFR            360      358     65  5.375  12/1/2005  1/1/2006  11/1/2035
6429454785  Primary    PUD            360      358     65  5.875  12/1/2005  3/1/2006  11/1/2035
6429808055  Primary    Townhouse      360      359     80   6.25   1/1/2006  2/1/2006  12/1/2035
6433888374  Primary    SFR            360      358   54.8  5.875  12/1/2005  2/1/2006  11/1/2035
6436760398  Primary    SFR            360      357  58.76    5.5  11/1/2005  1/1/2006  10/1/2035
6456732764  Primary    SFR            360      357     80   5.75  11/1/2005  1/1/2006  10/1/2035

LOANID      PANDI     PTDATE     OBAL          COBAL         PURPOSE   DOC            OAPPVAL       FRTRDATE   CEILING
----------  --------  ---------  ------------  ------------  --------  -------------  ------------  ---------  -------

6001635975  3,515.62   1/1/2006    675,000.00    675,000.00  R/T Refi  Stated Income  1,700,000.00  12/1/2015    11.25
6011122733  3,662.31  12/1/2005    748,047.00    748,047.00  Purchase  Stated Income  1,385,000.00  11/1/2015   10.875
6042578408  1,012.00   1/1/2006    202,400.00    202,400.00  Purchase  Standard         255,000.00  11/1/2015       11
6045307532  3,093.75  12/1/2005    675,000.00    675,000.00  R/T Refi  Stated Income  1,350,000.00  10/1/2015     10.5
6048832817  3,125.00   1/1/2006    600,000.00    600,000.00  Purchase  Standard         760,000.00  12/1/2015    11.25
6054361214  1,703.75   2/1/2006    348,000.00    348,000.00  Purchase  Standard         435,000.00  11/1/2015   10.875
6059501210    699.65  12/1/2005    159,920.00    159,920.00  Purchase  Standard         203,000.00  11/1/2015    10.25
6061386386  1,031.25   1/1/2006    220,000.00    220,000.00  C/O Refi  Stated Income    430,000.00  11/1/2015   10.625
6070959603  1,022.03  12/1/2005    180,000.00    178,804.19  Purchase  Standard         226,000.00   7/1/2015     10.5
6077317151  1,312.50   1/1/2006    300,000.00    300,000.00  Purchase  Stated Income    700,000.00  12/1/2015    10.25
6078320022  2,175.00  12/1/2005    464,000.00    464,000.00  Purchase  Stated Income    580,000.00  11/1/2015   10.625
6079205503  5,104.17  12/1/2005  1,000,000.00  1,000,000.00  Purchase  Stated Income  1,300,000.00   9/1/2015   11.125
6090679751     498.6   1/1/2006     96,000.00     95,731.47  Purchase  Standard         121,000.00  11/1/2015    11.25
6090746568  1,665.00  12/1/2005    355,200.00    355,200.00  Purchase  Stated Income    444,000.00  11/1/2015   10.625
6095819535  1,000.00  12/1/2005    200,000.00    200,000.00  Purchase  Standard         250,000.00  11/1/2015       11
6096132060  3,296.25  12/1/2005    703,200.00    703,200.00  Purchase  Standard       1,026,000.00  11/1/2015   10.625
6102559215    730.92   1/1/2006    143,200.00    143,200.00  Purchase  Standard         179,000.00  12/1/2015   11.125
6103036338  2,860.00   1/1/2006    528,000.00    528,000.00  R/T Refi  Stated Income    660,000.00  12/1/2015     11.5
6112186819  4,302.81   1/1/2006    843,000.00    843,000.00  C/O Refi  Standard       1,125,000.00  12/1/2015   11.125
6116869543  2,038.59  12/1/2005    434,900.00    434,900.00  Purchase  Stated Income    585,000.00  11/1/2015   10.625
6118950838  2,994.72  12/1/2005    625,000.00    624,984.30  Purchase  Stated Income    925,000.00   9/1/2015    10.75
6122227751  2,154.17  12/1/2005    440,000.00    440,000.00  R/T Refi  Stated Income    550,000.00  11/1/2015   10.875
6123584887    924.38   1/1/2006    197,200.00    197,200.00  Purchase  Standard         250,000.00  11/1/2015   10.625
6129155872    915.77   1/1/2006    169,066.00    169,066.00  Purchase  Standard         215,000.00  12/1/2015     11.5
6138097370  3,807.29   1/1/2006    850,000.00    850,000.00  C/O Refi  Standard       1,450,000.00  12/1/2015   10.375
6144422240    979.17  12/1/2005    200,000.00    200,000.00  C/O Refi  Stated Income  1,112,500.00  11/1/2015   10.875
6151512206  2,460.52  12/1/2005    513,500.00    513,060.52  R/T Refi  Stated Income    840,000.00  11/1/2015    10.75
6151833552    990.25   1/1/2006    186,400.00    186,400.00  Purchase  Standard         237,000.00  11/1/2015   11.375
6163394502    685.41  12/1/2005    122,400.00    121,567.78  Purchase  Standard         153,000.00   7/1/2015   10.375
6164621143  4,895.83   1/1/2006  1,000,000.00  1,000,000.00  C/O Refi  Stated Income  1,925,000.00  11/1/2015   10.875
6177634778  4,500.00   1/1/2006    900,000.00    899,900.00  C/O Refi  Standard       1,200,000.00  12/1/2015       11
6193606909  3,047.92  12/1/2005    665,000.00    665,000.00  Purchase  Stated Income    965,000.00  11/1/2015     10.5
6196023623  1,062.81  12/1/2005    182,120.00    181,546.81  Purchase  Standard         229,000.00  10/1/2015    10.75
6198047505  1,028.50   1/1/2006    193,600.00    193,500.00  Purchase  Standard         242,000.00  12/1/2015   11.375
6198708767  2,291.25  12/1/2005    488,800.00    488,800.00  Purchase  Standard         615,000.00  11/1/2015   10.625
6198758390  1,204.37   1/1/2006    246,000.00    246,000.00  R/T Refi  Stated Income    321,500.00  12/1/2015   10.875
6210211212  2,500.00   1/1/2006    480,000.00    479,795.45  Purchase  Stated Income    630,000.00  11/1/2015    11.25
6210244270  2,339.42  12/1/2005    468,000.00    467,883.62  Purchase  Stated Income    585,000.00  10/1/2015       11
6215102424  1,029.17   1/1/2006    190,000.00    190,000.00  Purchase  Stated Income    238,000.00  12/1/2015     11.5
6221521120    954.19   1/1/2006    203,560.00    203,560.00  Purchase  Standard         255,000.00  12/1/2015   10.625
6227262307     902.2   1/1/2006    166,560.00    166,560.00  Purchase  Standard         208,200.00  12/1/2015     11.5
6235346233  2,648.45   1/1/2006    552,720.00    552,720.00  Purchase  Stated Income    691,000.00  10/1/2015    10.75
6236001357  1,591.15   1/1/2006    325,000.00    295,000.00  Purchase  Stated Income    755,000.00  12/1/2015   10.875
6237811432  3,391.67  12/1/2005    740,000.00    740,000.00  R/T Refi  Stated Income  1,230,000.00  11/1/2015     10.5
6246290172    913.96  12/1/2005    214,000.00    214,000.00  Purchase  Standard         268,000.00  11/1/2015   10.125
6246627605    775.63  12/1/2005    131,120.00    130,581.31  Purchase  Standard         164,000.00   9/1/2015   10.875
6247831438    636.46   1/1/2006    130,000.00    130,000.00  R/T Refi  Stated Income  1,100,000.00  12/1/2015   10.875
6256042935     495.6   1/1/2006     99,120.00     99,120.00  Purchase  Standard         126,000.00  12/1/2015       11
6271347988  1,594.76   1/1/2006    300,191.00    300,191.00  Purchase  Stated Income    390,000.00  12/1/2015   11.375
6281171311  6,609.37  12/1/2005  1,350,000.00  1,350,000.00  C/O Refi  Stated Income  1,950,000.00  11/1/2015   10.875
6292797682    291.67   1/1/2006     56,000.00     56,000.00  C/O Refi  Stated Income    386,000.00  12/1/2015    11.25
6298534824  3,359.37   1/1/2006    645,000.00    645,000.00  R/T Refi  Stated Income  1,050,000.00  12/1/2015    11.25
6298563484  1,690.00   1/1/2006    312,000.00    312,000.00  Purchase  Standard         390,000.00  11/1/2015     11.5
6317040639  2,707.76  12/1/2005    530,500.00    530,500.00  C/O Refi  Standard         805,000.00  11/1/2015   11.125
6322778397    958.33  12/1/2005    200,000.00    200,000.00  C/O Refi  Stated Income    420,000.00  11/1/2015    10.75
6329870809  1,304.75   1/1/2006    245,600.00    245,600.00  C/O Refi  Stated Income    450,000.00  11/1/2015   11.375
6330807519    459.33   1/1/2006     84,800.00     84,700.00  Purchase  Standard         106,500.00  12/1/2015     11.5
6332133757  2,459.98  12/1/2005    502,600.00    502,463.29  C/O Refi  Stated Income    718,000.00  11/1/2015   10.875
6335546476  2,436.44   1/1/2006    543,949.00    543,949.00  Purchase  Stated Income    685,000.00   9/1/2015   10.375
6342625024  3,536.46   1/1/2006    679,000.00    679,000.00  C/O Refi  Standard         970,000.00  12/1/2015    11.25
6359831887    509.17   1/1/2006    104,000.00    104,000.00  Purchase  Standard         130,000.00  12/1/2015   10.875
6365544821    374.75   1/1/2006     66,000.00     65,549.18  Purchase  Standard          89,000.00   7/1/2015     10.5
6366737127  3,604.39  12/1/2005    804,700.00    804,700.00  Purchase  Stated Income  1,250,000.00  10/1/2015   10.375
6372325750  3,525.00   1/1/2006    705,000.00    705,000.00  C/O Refi  Stated Income  1,150,000.00  12/1/2015       11
6374933627    693.29   1/1/2006    133,112.00    133,112.00  Purchase  Standard         170,000.00  12/1/2015    11.25
6375593891  3,069.58   1/1/2006    556,000.00    556,000.00  C/O Refi  Standard         695,000.00  12/1/2015   11.625
6381653440    895.83  12/1/2005    172,000.00    172,000.00  Purchase  Standard         217,000.00  11/1/2015    11.25
6387302158  4,432.29   1/1/2006    925,000.00    925,000.00  R/T Refi  Stated Income  1,804,000.00  11/1/2015    10.75
6392914559  2,922.92   1/1/2006    610,000.00    610,000.00  R/T Refi  Stated Income  1,400,000.00  11/1/2015    10.75
6395874016  1,399.65   3/1/2006    319,920.00    319,920.00  Purchase  Standard         400,000.00  12/1/2015    10.25
6418409295  2,424.48  12/1/2005    475,000.00    474,924.48  C/O Refi  Stated Income    780,000.00  11/1/2015   11.125
6424790613  3,432.00   1/1/2006    686,400.00    686,400.00  Purchase  Stated Income    860,000.00  12/1/2015       11
6424916911  2,253.35   1/1/2006    424,160.00    424,160.00  Purchase  Standard         530,200.00  12/1/2015   11.375
6428228420  3,725.44  12/1/2005    832,000.00    831,726.67  R/T Refi  Stated Income  1,280,000.00  11/1/2015   10.375
6429454785  3,171.89   2/1/2006    650,000.00    646,876.12  C/O Refi  Stated Income  1,000,000.00  11/1/2015   10.875
6429808055     712.9   1/1/2006    136,876.00    136,826.00  Purchase  Standard         182,500.00  12/1/2015    11.25
6433888374  2,682.92   1/1/2006    548,000.00    548,000.00  R/T Refi  Stated Income  1,000,000.00  11/1/2015   10.875
6436760398  2,504.75  12/1/2005    546,500.00    546,490.00  C/O Refi  Stated Income    930,000.00  10/1/2015     10.5
6456732764    784.33  12/1/2005    134,400.00    133,976.99  Purchase  Standard         168,000.00  10/1/2015    10.75

LOANID      FLOOR  CAPINT  MARGIN  INDEX        ODATE       ORIGINATOR       SERVICER  LPMI  SVCFEE
----------  -----  ------  ------  -----------  ----------  ---------------  --------  ----  -------

6001635975   2.25       2    2.25  12 MO LIBOR   11/4/2005  Bank of America  BANA CRE     0    0.25
6011122733   2.25       2    2.25  12 MO LIBOR  10/11/2005  Bank of America  BANA CRE     0    0.25
6042578408   2.25       2    2.25  12 MO LIBOR  10/27/2005  Bank of America  BANA CRE     0    0.25
6045307532   2.25       2    2.25  12 MO LIBOR   9/19/2005  Bank of America  BANA CRE     0    0.25
6048832817   2.25       2    2.25  12 MO LIBOR  11/15/2005  Bank of America  BANA CRE     0    0.25
6054361214   2.25       2    2.25  12 MO LIBOR  10/31/2005  Bank of America  BANA CRE     0    0.25
6059501210   2.25       2    2.25  12 MO LIBOR  10/21/2005  Bank of America  BANA CRE     0    0.25
6061386386   2.25       2    2.25  12 MO LIBOR  10/17/2005  Bank of America  BANA CRE     0    0.25
6070959603   2.25       2    2.25  12 MO LIBOR   6/15/2005  Bank of America  BANA CRE     0    0.25
6077317151   2.25       2    2.25  12 MO LIBOR  11/17/2005  Bank of America  BANA CRE     0    0.25
6078320022   2.25       2    2.25  12 MO LIBOR  10/12/2005  Bank of America  BANA CRE     0    0.25
6079205503   2.25       2    2.25  12 MO LIBOR   8/29/2005  Bank of America  BANA CRE     0    0.25
6090679751   2.25       2    2.25  12 MO LIBOR  10/14/2005  Bank of America  BANA CRE     0    0.25
6090746568   2.25       2    2.25  12 MO LIBOR  10/12/2005  Bank of America  BANA CRE     0    0.25
6095819535   2.25       2    2.25  12 MO LIBOR  10/28/2005  Bank of America  BANA CRE     0    0.25
6096132060   2.25       2    2.25  12 MO LIBOR  10/26/2005  Bank of America  BANA CRE     0    0.25
6102559215   2.25       2    2.25  12 MO LIBOR  11/10/2005  Bank of America  BANA CRE     0    0.25
6103036338   2.25       2    2.25  12 MO LIBOR   11/9/2005  Bank of America  BANA CRE     0    0.25
6112186819   2.25       2    2.25  12 MO LIBOR  11/16/2005  Bank of America  BANA CRE     0    0.25
6116869543   2.25       2    2.25  12 MO LIBOR  10/24/2005  Bank of America  BANA CRE     0    0.25
6118950838   2.25       2    2.25  12 MO LIBOR   8/10/2005  Bank of America  BANA CRE     0    0.25
6122227751   2.25       2    2.25  12 MO LIBOR  10/25/2005  Bank of America  BANA CRE     0    0.25
6123584887   2.25       2    2.25  12 MO LIBOR  10/21/2005  Bank of America  BANA CRE     0    0.25
6129155872   2.25       2    2.25  12 MO LIBOR  11/16/2005  Bank of America  BANA CRE     0    0.25
6138097370   2.25       2    2.25  12 MO LIBOR  10/28/2005  Bank of America  BANA CRE     0    0.25
6144422240   2.25       2    2.25  12 MO LIBOR  10/21/2005  Bank of America  BANA CRE     0    0.25
6151512206   2.25       2    2.25  12 MO LIBOR  10/20/2005  Bank of America  BANA CRE     0    0.25
6151833552   2.25       2    2.25  12 MO LIBOR  10/24/2005  Bank of America  BANA CRE     0    0.25
6163394502   2.25       2    2.25  12 MO LIBOR   6/29/2005  Bank of America  BANA CRE     0    0.25
6164621143   2.25       2    2.25  12 MO LIBOR  10/24/2005  Bank of America  BANA CRE     0    0.25
6177634778   2.25       2    2.25  12 MO LIBOR   11/9/2005  Bank of America  BANA CRE     0    0.25
6193606909   2.25       2    2.25  12 MO LIBOR  10/31/2005  Bank of America  BANA CRE     0    0.25
6196023623   2.25       2    2.25  12 MO LIBOR   9/20/2005  Bank of America  BANA CRE     0    0.25
6198047505   2.25       2    2.25  12 MO LIBOR  11/18/2005  Bank of America  BANA CRE     0    0.25
6198708767   2.25       2    2.25  12 MO LIBOR   9/27/2005  Bank of America  BANA CRE     0    0.25
6198758390   2.25       2    2.25  12 MO LIBOR  10/28/2005  Bank of America  BANA CRE     0    0.25
6210211212   2.25       2    2.25  12 MO LIBOR  10/24/2005  Bank of America  BANA CRE     0    0.25
6210244270   2.25       2    2.25  12 MO LIBOR   9/14/2005  Bank of America  BANA CRE     0    0.25
6215102424   2.25       2    2.25  12 MO LIBOR  11/18/2005  Bank of America  BANA CRE     0    0.25
6221521120   2.25       2    2.25  12 MO LIBOR  10/28/2005  Bank of America  BANA CRE     0    0.25
6227262307   2.25       2    2.25  12 MO LIBOR  11/10/2005  Bank of America  BANA CRE     0    0.25
6235346233   2.25       2    2.25  12 MO LIBOR   9/13/2005  Bank of America  BANA CRE     0    0.25
6236001357   2.25       2    2.25  12 MO LIBOR   11/4/2005  Bank of America  BANA CRE     0    0.25
6237811432   2.25       2    2.25  12 MO LIBOR  10/17/2005  Bank of America  BANA CRE     0    0.25
6246290172   2.25       2    2.25  12 MO LIBOR  10/24/2005  Bank of America  BANA CRE     0    0.25
6246627605   2.25       2    2.25  12 MO LIBOR    8/9/2005  Bank of America  BANA CRE     0    0.25
6247831438   2.25       2    2.25  12 MO LIBOR   11/2/2005  Bank of America  BANA CRE     0    0.25
6256042935   2.25       2    2.25  12 MO LIBOR   11/7/2005  Bank of America  BANA CRE     0    0.25
6271347988   2.25       2    2.25  12 MO LIBOR  11/21/2005  Bank of America  BANA CRE     0    0.25
6281171311   2.25       2    2.25  12 MO LIBOR  10/27/2005  Bank of America  BANA CRE     0    0.25
6292797682   2.25       2    2.25  12 MO LIBOR   11/2/2005  Bank of America  BANA CRE     0    0.25
6298534824   2.25       2    2.25  12 MO LIBOR   11/7/2005  Bank of America  BANA CRE     0    0.25
6298563484   2.25       2    2.25  12 MO LIBOR   11/1/2005  Bank of America  BANA CRE     0    0.25
6317040639   2.25       2    2.25  12 MO LIBOR   9/28/2005  Bank of America  BANA CRE     0    0.25
6322778397   2.25       2    2.25  12 MO LIBOR  10/17/2005  Bank of America  BANA CRE     0    0.25
6329870809   2.25       2    2.25  12 MO LIBOR  10/20/2005  Bank of America  BANA CRE     0    0.25
6330807519   2.25       2    2.25  12 MO LIBOR   11/4/2005  Bank of America  BANA CRE     0    0.25
6332133757   2.25       2    2.25  12 MO LIBOR  10/21/2005  Bank of America  BANA CRE     0    0.25
6335546476   2.25       2    2.25  12 MO LIBOR   8/12/2005  Bank of America  BANA CRE     0    0.25
6342625024   2.25       2    2.25  12 MO LIBOR   11/4/2005  Bank of America  BANA CRE     0    0.25
6359831887   2.25       2    2.25  12 MO LIBOR   11/7/2005  Bank of America  BANA CRE     0    0.25
6365544821   2.25       2    2.25  12 MO LIBOR   6/30/2005  Bank of America  BANA CRE     0    0.25
6366737127   2.25       2    2.25  12 MO LIBOR   9/29/2005  Bank of America  BANA CRE     0    0.25
6372325750   2.25       2    2.25  12 MO LIBOR   11/9/2005  Bank of America  BANA CRE     0    0.25
6374933627   2.25       2    2.25  12 MO LIBOR  11/15/2005  Bank of America  BANA CRE     0    0.25
6375593891   2.25       2    2.25  12 MO LIBOR   11/4/2005  Bank of America  BANA CRE     0    0.25
6381653440   2.25       2    2.25  12 MO LIBOR   11/2/2005  Bank of America  BANA CRE     0    0.25
6387302158   2.25       2    2.25  12 MO LIBOR  10/18/2005  Bank of America  BANA CRE     0    0.25
6392914559   2.25       2    2.25  12 MO LIBOR  10/25/2005  Bank of America  BANA CRE     0    0.25
6395874016   2.25       2    2.25  12 MO LIBOR   11/7/2005  Bank of America  BANA CRE     0    0.25
6418409295   2.25       2    2.25  12 MO LIBOR  10/18/2005  Bank of America  BANA CRE     0    0.25
6424790613   2.25       2    2.25  12 MO LIBOR  11/21/2005  Bank of America  BANA CRE     0    0.25
6424916911   2.25       2    2.25  12 MO LIBOR   11/4/2005  Bank of America  BANA CRE     0    0.25
6428228420   2.25       2    2.25  12 MO LIBOR   10/6/2005  Bank of America  BANA CRE     0    0.25
6429454785   2.25       2    2.25  12 MO LIBOR  10/26/2005  Bank of America  BANA CRE     0    0.25
6429808055   2.25       2    2.25  12 MO LIBOR  11/10/2005  Bank of America  BANA CRE     0    0.25
6433888374   2.25       2    2.25  12 MO LIBOR  10/27/2005  Bank of America  BANA CRE     0    0.25
6436760398   2.25       2    2.25  12 MO LIBOR   8/25/2005  Bank of America  BANA CRE     0    0.25
6456732764   2.25       2    2.25  12 MO LIBOR   9/15/2005  Bank of America  BANA CRE     0    0.25

LOANID      OCC        PROPTYPE     OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE
----------  ---------  -----------  -----  -------  -----  -----  ---------  --------  ---------

6468785594  Primary    SFR            360      354     80  5.125   8/1/2005  2/1/2006   7/1/2035
6469788480  Primary    Condominium    360      357  78.35      6  11/1/2005  2/1/2006  10/1/2035
6473304803  Primary    SFR            360      358     80      6  12/1/2005  1/1/2006  11/1/2035
6473379219  Primary    SFR            360      359     51  5.625   1/1/2006  2/1/2006  12/1/2035
6474873764  Primary    SFR            360      358     55  6.125  12/1/2005  1/1/2006  11/1/2035
6476365876  Primary    SFR            360      358     80  5.625  12/1/2005  2/1/2006  11/1/2035
6479585306  Primary    SFR            360      358  58.59  6.375  12/1/2005  1/1/2006  11/1/2035
6494229872  Primary    Condominium    360      359     80  6.375   1/1/2006  2/1/2006  12/1/2035
6502646935  Primary    SFR            360      358  79.99  5.875  12/1/2005  2/1/2006  11/1/2035
6510938951  Primary    SFR            360      359  23.97    6.5   1/1/2006  1/1/2006  12/1/2035
6515283999  Primary    PUD            360      358   63.8    5.5  12/1/2005  2/1/2006  11/1/2035
6522019873  Primary    PUD            360      358     80  5.875  12/1/2005  2/1/2006  11/1/2035
6528401349  Primary    SFR            360      359     70  6.125   1/1/2006  1/1/2006  12/1/2035
6550557265  Primary    PUD            360      358  74.47      6  12/1/2005  2/1/2006  11/1/2035
6556014386  Primary    SFR            360      358     80  5.875  12/1/2005  2/1/2006  11/1/2035
6564052212  Primary    Condominium    360      359     80   6.25   1/1/2006  2/1/2006  12/1/2035
6564060165  Primary    SFR            360      358     80   5.75  12/1/2005  1/1/2006  11/1/2035
6564423017  Primary    SFR            360      359  76.67   6.75   1/1/2006  1/1/2006  12/1/2035
6596558913  Primary    SFR            360      359  69.33  5.875   1/1/2006  2/1/2006  12/1/2035
6597328126  Primary    SFR            360      358  52.01  5.625  12/1/2005  1/1/2006  11/1/2035
6602067743  Primary    SFR            360      359     80  6.375   1/1/2006  2/1/2006  12/1/2035
6609205890  Primary    SFR            360      358   60.9  5.875  12/1/2005  1/1/2006  11/1/2035
6616074354  Primary    Condominium    360      358     80  6.125  12/1/2005  2/1/2006  11/1/2035
6640436082  Primary    PUD            360      358     80  6.125  12/1/2005  2/1/2006  11/1/2035
6642710823  Primary    Condominium    360      358  74.99  5.625  12/1/2005  1/1/2006  11/1/2035
6653930732  Secondary  Condominium    360      359     75   5.25   1/1/2006  1/1/2006  12/1/2035
6654421962  Primary    SFR            360      358     80  5.875  12/1/2005  1/1/2006  11/1/2035
6654709788  Primary    SFR            360      358  65.66   5.75  12/1/2005  1/1/2006  11/1/2035
6667341686  Primary    SFR            360      359     80  5.875   1/1/2006  2/1/2006  12/1/2035
6675049230  Secondary  PUD            360      359     75  5.625   1/1/2006  2/1/2006  12/1/2035
6693570878  Primary    PUD            360      358  79.51  5.875  12/1/2005  1/1/2006  11/1/2035
6694718831  Primary    Condominium    360      358     80      6  12/1/2005  1/1/2006  11/1/2035
6699139116  Primary    SFR            360      353     80  6.125   7/1/2005  2/1/2006   6/1/2035
6707204886  Primary    Condominium    360      358  57.61   5.75  12/1/2005  1/1/2006  11/1/2035
6710433936  Primary    PUD            360      358     80   5.25  12/1/2005  2/1/2006  11/1/2035
6713985437  Primary    PUD            360      358     80      6  12/1/2005  1/1/2006  11/1/2035
6720985628  Primary    SFR            360      356  63.56    5.5  10/1/2005  1/1/2006   9/1/2035
6724450595  Primary    PUD            360      358     80  5.625  12/1/2005  2/1/2006  11/1/2035
6725401407  Primary    SFR            360      358     70    5.5  12/1/2005  2/1/2006  11/1/2035
6728619856  Primary    SFR            360      357     80   5.75  11/1/2005  2/1/2006  10/1/2035
6731790777  Primary    SFR            360      359     56   6.25   1/1/2006  2/1/2006  12/1/2035
6738931911  Primary    Condominium    360      358     80   5.75  12/1/2005  1/1/2006  11/1/2035
6743111087  Primary    SFR            360      359  59.63      6   1/1/2006  1/1/2006  12/1/2035
6766606344  Primary    SFR            360      358  63.41  6.125  12/1/2005  2/1/2006  11/1/2035
6772878937  Secondary  SFR            360      358     80   5.75  12/1/2005  1/1/2006  11/1/2035
6779318192  Primary    SFR            360      359  57.91   5.75   1/1/2006  1/1/2006  12/1/2035
6783368795  Primary    Condominium    360      358     80   6.25  12/1/2005  1/1/2006  11/1/2035
6784377175  Primary    SFR            360      359  67.11  5.875   1/1/2006  2/1/2006  12/1/2035
6788485339  Primary    SFR            360      359   67.7      6   1/1/2006  1/1/2006  12/1/2035
6793104172  Primary    SFR            360      358     70  6.125  12/1/2005  1/1/2006  11/1/2035
6806673767  Primary    SFR            360      358     70  5.375  12/1/2005  1/1/2006  11/1/2035
6807609224  Primary    Condominium    360      355     80   5.75   9/1/2005  2/1/2006   8/1/2035
6828418563  Primary    PUD            360      359  34.48  6.125   1/1/2006  1/1/2006  12/1/2035
6828553849  Primary    SFR            360      358  70.19  5.875  12/1/2005  1/1/2006  11/1/2035
6830888860  Primary    PUD            360      357     75  5.875  11/1/2005  2/1/2006  10/1/2035
6847395362  Primary    Condominium    360      358     80    5.5  12/1/2005  1/1/2006  11/1/2035
6853488580  Primary    SFR            360      358     80  5.625  12/1/2005  2/1/2006  11/1/2035
6856791733  Primary    SFR            360      357     80   5.75  11/1/2005  1/1/2006  10/1/2035
6858468173  Primary    SFR            360      359  39.44   5.75   1/1/2006  2/1/2006  12/1/2035
6861179437  Primary    SFR            360      359  56.76   6.25   1/1/2006  2/1/2006  12/1/2035
6870947741  Primary    SFR            360      359  20.42   6.25   1/1/2006  1/1/2006  12/1/2035
6873761479  Primary    SFR            360      358  48.72   6.25  12/1/2005  2/1/2006  11/1/2035
6885832250  Secondary  Condominium    360      359     80  6.625   1/1/2006  1/1/2006  12/1/2035
6888678668  Primary    SFR            360      355     80   5.75   9/1/2005  1/1/2006   8/1/2035
6897128457  Primary    SFR            360      357     80   5.75  11/1/2005  1/1/2006  10/1/2035
6899512716  Primary    SFR            360      358     70  5.875  12/1/2005  1/1/2006  11/1/2035
6909693209  Primary    PUD            360      358     80   6.25  12/1/2005  1/1/2006  11/1/2035
6937011234  Primary    SFR            360      358  52.75      6  12/1/2005  2/1/2006  11/1/2035
6950833308  Secondary  SFR            360      358  71.73   5.75  12/1/2005  1/1/2006  11/1/2035
6952866058  Primary    SFR            360      359   51.3   5.75   1/1/2006  1/1/2006  12/1/2035
6956851460  Primary    Condominium    360      358     70    6.5  12/1/2005  1/1/2006  11/1/2035
6958134618  Primary    SFR            360      359  29.63  5.875   1/1/2006  2/1/2006  12/1/2035
6958651595  Primary    PUD            360      358  45.07   5.25  12/1/2005  1/1/2006  11/1/2035
6962090129  Primary    Condominium    360      358     80   5.75  12/1/2005  1/1/2006  11/1/2035
6967780146  Primary    PUD            360      358  56.52   6.25  12/1/2005  1/1/2006  11/1/2035
6974290634  Primary    SFR            360      359     80  6.125   1/1/2006  2/1/2006  12/1/2035
6974509546  Primary    SFR            360      356     80    5.5  10/1/2005  1/1/2006   9/1/2035
6980675943  Primary    SFR            360      358  68.97    5.5  12/1/2005  2/1/2006  11/1/2035
6981049825  Primary    SFR            360      358     80   6.25  12/1/2005  2/1/2006  11/1/2035

LOANID      PANDI      PTDATE     OBAL          COBAL         PURPOSE   DOC            OAPPVAL       FRTRDATE   CEILING
----------  ---------  ---------  ------------  ------------  --------  -----------    ------------  ---------  -------

6468785594   1,591.15   1/1/2006    292,228.00    290,147.34  Purchase  Standard         373,000.00   7/1/2015   10.125
6469788480   2,425.00   1/1/2006    485,000.00    485,000.00  Purchase  Stated Income    620,000.00  10/1/2015       11
6473304803        912  12/1/2005    182,400.00    182,400.00  Purchase  Standard         228,000.00  11/1/2015       11
6473379219   4,303.13   1/1/2006    918,000.00    912,279.69  R/T Refi  Stated Income  1,800,000.00  12/1/2015   10.625
6474873764   2,807.29  12/1/2005    550,000.00    550,000.00  R/T Refi  Stated Income  1,000,000.00  11/1/2015   11.125
6476365876   1,983.56   1/1/2006    423,200.00    423,159.00  Purchase  Standard         533,000.00  11/1/2015   10.625
6479585306   1,540.63  12/1/2005    290,000.00    290,000.00  C/O Refi  Stated Income    495,000.00  11/1/2015   11.375
6494229872   1,270.75   1/1/2006    239,200.00    239,200.00  Purchase  Standard         300,000.00  12/1/2015   11.375
6502646935     887.61   1/1/2006    181,300.00    181,300.00  Purchase  Standard         230,000.00  11/1/2015   10.875
6510938951   1,979.79   1/1/2006    365,500.00    365,500.00  R/T Refi  Stated Income  1,525,000.00  12/1/2015     11.5
6515283999   3,231.25   1/1/2006    705,000.00    705,000.00  Purchase  Stated Income  1,145,000.00  11/1/2015     10.5
6522019873   1,488.33   1/1/2006    304,000.00    304,000.00  Purchase  Standard         390,000.00  11/1/2015   10.875
6528401349   1,672.13   1/1/2006    327,600.00    327,600.00  C/O Refi  Stated Income    468,000.00  12/1/2015   11.125
6550557265   8,748.75   1/1/2006  1,750,000.00  1,749,498.75  C/O Refi  Standard       2,350,000.00  11/1/2015       11
6556014386   5,875.00   1/1/2006  1,200,000.00  1,200,000.00  C/O Refi  Standard       1,500,000.00  11/1/2015   10.875
6564052212   2,875.00   1/1/2006    552,000.00    552,000.00  Purchase  Stated Income    690,000.00  12/1/2015    11.25
6564060165   1,502.67  12/1/2005    313,600.00    313,600.00  Purchase  Standard         395,000.00  11/1/2015    10.75
6564423017   6,468.75   1/1/2006  1,150,000.00  1,150,000.00  Purchase  Standard       1,500,000.00  12/1/2015    11.75
6596558913   3,231.25   1/1/2006    660,000.00    660,000.00  R/T Refi  Stated Income    952,000.00  12/1/2015   10.875
6597328126   1,999.22  12/1/2005    426,500.00    426,500.00  C/O Refi  Stated Income    820,000.00  11/1/2015   10.625
6602067743   1,542.75   1/1/2006    290,400.00    290,400.00  Purchase  Standard         363,000.00  12/1/2015   11.375
6609205890   2,310.83  12/1/2005    472,000.00    471,800.00  C/O Refi  Stated Income    775,000.00  11/1/2015   10.875
6616074354   1,347.20   1/1/2006    264,000.00    263,881.04  Purchase  Standard         330,000.00  11/1/2015   11.125
6640436082   1,776.25   1/1/2006    348,000.00    348,000.00  Purchase  Standard         440,000.00  11/1/2015   11.125
6642710823   1,565.16  12/1/2005    333,900.00    333,900.00  Purchase  Stated Income    450,000.00  11/1/2015   10.625
6653930732     969.61   1/1/2006    221,625.00    221,625.00  Purchase  Standard         297,000.00  12/1/2015    10.25
6654421962   1,370.83  12/1/2005    280,000.00    280,000.00  Purchase  Standard         353,000.00  11/1/2015   10.875
6654709788   1,557.19  12/1/2005    325,000.00    324,979.29  C/O Refi  Stated Income    495,000.00  11/1/2015    10.75
6667341686   3,387.92   1/1/2006    692,000.00    692,000.00  Purchase  Rapid            905,000.00  12/1/2015   10.875
6675049230     773.44   1/1/2006    165,000.00    165,000.00  Purchase  Stated Income    220,000.00  12/1/2015   10.625
6693570878   1,757.60  12/1/2005    359,000.00    359,000.00  Purchase  Standard         455,000.00  11/1/2015   10.875
6694718831      939.6  12/1/2005    187,920.00    187,920.00  Purchase  Standard         236,500.00  11/1/2015       11
6699139116     961.97   1/1/2006    158,320.00    157,226.22  Purchase  Standard         198,000.00   6/1/2015   11.125
6707204886   1,269.79  12/1/2005    265,000.00    265,000.00  C/O Refi  Stated Income    460,000.00  11/1/2015    10.75
6710433936   1,558.90   1/1/2006    356,320.00    356,320.00  Purchase  Standard         460,000.00  11/1/2015    10.25
6713985437   2,949.02  12/1/2005    589,803.00    589,803.00  Purchase  Standard         750,000.00  11/1/2015       11
6720985628   3,277.08  12/1/2005    715,000.00    715,000.00  R/T Refi  Stated Income  1,125,000.00   9/1/2015     10.5
6724450595     982.73   1/1/2006    209,650.00    209,650.00  Purchase  Stated Income    263,000.00  11/1/2015   10.625
6725401407   7,379.17   1/1/2006  1,610,000.00  1,609,979.17  R/T Refi  Standard       2,300,000.00  11/1/2015     10.5
6728619856      639.6   1/1/2006    109,600.00    109,255.06  Purchase  Standard         137,000.00  10/1/2015    10.75
6731790777   8,620.05   1/1/2006  1,400,000.00  1,398,671.62  C/O Refi  Standard       2,500,000.00  12/1/2015    11.25
6738931911   2,219.50  12/1/2005    463,200.00    463,200.00  Purchase  Standard         579,000.00  11/1/2015    10.75
6743111087   3,503.50   1/1/2006    700,700.00    700,700.00  R/T Refi  Stated Income  1,175,000.00  12/1/2015       11
6766606344   3,317.71   1/1/2006    650,000.00    650,000.00  C/O Refi  Stated Income  1,025,000.00  11/1/2015   11.125
6772878937   1,150.00  12/1/2005    240,000.00    240,000.00  Purchase  Standard         300,000.00  11/1/2015    10.75
6779318192   2,386.25   1/1/2006    498,000.00    498,000.00  R/T Refi  Stated Income    860,000.00  12/1/2015    10.75
6783368795   2,604.17  12/1/2005    500,000.00    500,000.00  Purchase  Standard         625,000.00  11/1/2015    11.25
6784377175   4,895.83   1/1/2006  1,000,000.00    999,995.83  R/T Refi  Stated Income  1,490,000.00  12/1/2015   10.875
6788485339   1,425.00   1/1/2006    285,000.00    285,000.00  C/O Refi  Stated Income    421,000.00  12/1/2015       11
6793104172   2,197.34  12/1/2005    430,500.00    430,500.00  C/O Refi  Stated Income    615,000.00  11/1/2015   11.125
6806673767   2,539.69  12/1/2005    567,000.00    567,000.00  Purchase  Stated Income    815,000.00  11/1/2015   10.375
6807609224     909.91   1/1/2006    155,920.00    155,098.20  Purchase  Standard         195,000.00   8/1/2015    10.75
6828418563   1,020.83   1/1/2006    200,000.00    200,000.00  Purchase  Stated Income    587,000.00  12/1/2015   11.125
6828553849     910.62  12/1/2005    186,000.00    185,045.24  R/T Refi  Stated Income    265,000.00  11/1/2015   10.875
6830888860   9,179.69   1/1/2006  1,875,000.00  1,875,000.00  Purchase  Standard       2,500,000.00  10/1/2015   10.875
6847395362   3,575.00  12/1/2005    780,000.00    780,000.00  Purchase  Stated Income    975,000.00  11/1/2015     10.5
6853488580   1,143.75   1/1/2006    244,000.00    244,000.00  Purchase  Standard         309,500.00  11/1/2015   10.625
6856791733     900.83  12/1/2005    188,000.00    188,000.00  Purchase  Standard         235,000.00  10/1/2015    10.75
6858468173     850.42   1/1/2006    177,478.00    177,478.00  C/O Refi  Stated Income    450,000.00  12/1/2015    10.75
6861179437   1,640.62   1/1/2006    315,000.00    315,000.00  C/O Refi  Stated Income    555,000.00  12/1/2015    11.25
6870947741      377.6   1/1/2006     72,500.00     72,500.00  C/O Refi  Stated Income    355,000.00  12/1/2015    11.25
6873761479     989.58   1/1/2006    190,000.00    189,979.11  Purchase  Stated Income    405,000.00  11/1/2015    11.25
6885832250  11,781.73   1/1/2006  1,840,000.00  1,838,376.60  C/O Refi  Standard       2,300,000.00  12/1/2015   11.625
6888678668     863.69  12/1/2005    148,000.00    147,219.94  Purchase  Standard         185,000.00   8/1/2015    10.75
6897128457        299  12/1/2005     62,400.00     62,400.00  Purchase  Standard          80,000.00  10/1/2015    10.75
6899512716   5,279.48  12/1/2005    892,500.00    890,675.65  C/O Refi  Standard       1,275,000.00  11/1/2015   10.875
6909693209   1,350.00  12/1/2005    259,200.00    259,200.00  Purchase  Standard         324,000.00  11/1/2015    11.25
6937011234   2,690.00   1/1/2006    538,000.00    538,000.00  C/O Refi  Stated Income  1,020,000.00  11/1/2015       11
6950833308     656.46  12/1/2005    137,000.00    137,000.00  R/T Refi  Stated Income    191,000.00  11/1/2015    10.75
6952866058   2,740.83   1/1/2006    572,000.00    572,000.00  R/T Refi  Stated Income  1,115,000.00  12/1/2015    10.75
6956851460   1,516.67  12/1/2005    280,000.00    280,000.00  C/O Refi  Stated Income    400,000.00  11/1/2015     11.5
6958134618   1,160.31   1/1/2006    237,000.00    237,000.00  R/T Refi  Stated Income    800,000.00  12/1/2015   10.875
6958651595   1,903.13  12/1/2005    435,000.00    435,000.00  Purchase  Stated Income    970,000.00  11/1/2015    10.25
6962090129   3,281.33  12/1/2005    684,800.00    684,800.00  R/T Refi  Stated Income    856,000.00  11/1/2015    10.75
6967780146   1,354.17  12/1/2005    260,000.00    260,000.00  C/O Refi  Stated Income    460,000.00  11/1/2015    11.25
6974290634   1,551.67   1/1/2006    304,000.00    304,000.00  Purchase  Standard         380,000.00  12/1/2015   11.125
6974509546   4,125.00  12/1/2005    900,000.00    900,000.00  Purchase  Standard       1,125,000.00   9/1/2015     10.5
6980675943   2,291.67   1/1/2006    500,000.00    500,000.00  Purchase  Stated Income    725,000.00  11/1/2015     10.5
6981049825   2,250.00   1/1/2006    432,000.00    432,000.00  Purchase  Standard         540,000.00  11/1/2015    11.25

LOANID      FLOOR  CAPINT  MARGIN  INDEX        ODATE       ORIGINATOR       SERVICER  LPMI  SVCFEE
----------  -----  ------  ------  -----------  ----------  ---------------  --------  ----  ------

6468785594   2.25       2    2.25  12 MO LIBOR   6/28/2005  Bank of America  BANA CRE     0    0.25
6469788480   2.25       2    2.25  12 MO LIBOR   8/30/2005  Bank of America  BANA CRE     0    0.25
6473304803   2.25       2    2.25  12 MO LIBOR   11/1/2005  Bank of America  BANA CRE     0    0.25
6473379219   2.25       2    2.25  12 MO LIBOR  10/31/2005  Bank of America  BANA CRE     0    0.25
6474873764   2.25       2    2.25  12 MO LIBOR  10/27/2005  Bank of America  BANA CRE     0    0.25
6476365876   2.25       2    2.25  12 MO LIBOR   11/7/2005  Bank of America  BANA CRE     0    0.25
6479585306   2.25       2    2.25  12 MO LIBOR  10/27/2005  Bank of America  BANA CRE     0    0.25
6494229872   2.25       2    2.25  12 MO LIBOR   11/8/2005  Bank of America  BANA CRE     0    0.25
6502646935   2.25       2    2.25  12 MO LIBOR  10/26/2005  Bank of America  BANA CRE     0    0.25
6510938951   2.25       2    2.25  12 MO LIBOR  11/14/2005  Bank of America  BANA CRE     0    0.25
6515283999   2.25       2    2.25  12 MO LIBOR  10/21/2005  Bank of America  BANA CRE     0    0.25
6522019873   2.25       2    2.25  12 MO LIBOR  10/28/2005  Bank of America  BANA CRE     0    0.25
6528401349   2.25       2    2.25  12 MO LIBOR   11/1/2005  Bank of America  BANA CRE     0    0.25
6550557265   2.25       2    2.25  12 MO LIBOR  10/12/2005  Bank of America  BANA CRE     0    0.25
6556014386   2.25       2    2.25  12 MO LIBOR  10/19/2005  Bank of America  BANA CRE     0    0.25
6564052212   2.25       2    2.25  12 MO LIBOR   11/4/2005  Bank of America  BANA CRE     0    0.25
6564060165   2.25       2    2.25  12 MO LIBOR  10/25/2005  Bank of America  BANA CRE     0    0.25
6564423017   2.25       2    2.25  12 MO LIBOR  11/17/2005  Bank of America  BANA CRE     0    0.25
6596558913   2.25       2    2.25  12 MO LIBOR  11/15/2005  Bank of America  BANA CRE     0    0.25
6597328126   2.25       2    2.25  12 MO LIBOR  10/28/2005  Bank of America  BANA CRE     0    0.25
6602067743   2.25       2    2.25  12 MO LIBOR  11/16/2005  Bank of America  BANA CRE     0    0.25
6609205890   2.25       2    2.25  12 MO LIBOR  10/21/2005  Bank of America  BANA CRE     0    0.25
6616074354   2.25       2    2.25  12 MO LIBOR  10/28/2005  Bank of America  BANA CRE     0    0.25
6640436082   2.25       2    2.25  12 MO LIBOR  10/21/2005  Bank of America  BANA CRE     0    0.25
6642710823   2.25       2    2.25  12 MO LIBOR  10/21/2005  Bank of America  BANA CRE     0    0.25
6653930732   2.25       2    2.25  12 MO LIBOR   11/7/2005  Bank of America  BANA CRE     0    0.25
6654421962   2.25       2    2.25  12 MO LIBOR  10/31/2005  Bank of America  BANA CRE     0    0.25
6654709788   2.25       2    2.25  12 MO LIBOR  10/14/2005  Bank of America  BANA CRE     0    0.25
6667341686   2.25       2    2.25  12 MO LIBOR  11/10/2005  Bank of America  BANA CRE     0    0.25
6675049230   2.25       2    2.25  12 MO LIBOR   11/2/2005  Bank of America  BANA CRE     0    0.25
6693570878   2.25       2    2.25  12 MO LIBOR  10/14/2005  Bank of America  BANA CRE     0    0.25
6694718831   2.25       2    2.25  12 MO LIBOR  10/20/2005  Bank of America  BANA CRE     0    0.25
6699139116   2.25       2    2.25  12 MO LIBOR   5/31/2005  Bank of America  BANA CRE     0    0.25
6707204886   2.25       2    2.25  12 MO LIBOR  10/26/2005  Bank of America  BANA CRE     0    0.25
6710433936   2.25       2    2.25  12 MO LIBOR  10/31/2005  Bank of America  BANA CRE     0    0.25
6713985437   2.25       2    2.25  12 MO LIBOR  10/26/2005  Bank of America  BANA CRE     0    0.25
6720985628   2.25       2    2.25  12 MO LIBOR    8/2/2005  Bank of America  BANA CRE     0    0.25
6724450595   2.25       2    2.25  12 MO LIBOR  10/17/2005  Bank of America  BANA CRE     0    0.25
6725401407   2.25       2    2.25  12 MO LIBOR  10/17/2005  Bank of America  BANA CRE     0    0.25
6728619856   2.25       2    2.25  12 MO LIBOR   9/30/2005  Bank of America  BANA CRE     0    0.25
6731790777   2.25       2    2.25  12 MO LIBOR  10/28/2005  Bank of America  BANA CRE     0    0.25
6738931911   2.25       2    2.25  12 MO LIBOR  10/13/2005  Bank of America  BANA CRE     0    0.25
6743111087   2.25       2    2.25  12 MO LIBOR   11/9/2005  Bank of America  BANA CRE     0    0.25
6766606344   2.25       2    2.25  12 MO LIBOR   10/7/2005  Bank of America  BANA CRE     0    0.25
6772878937   2.25       2    2.25  12 MO LIBOR  10/11/2005  Bank of America  BANA CRE     0    0.25
6779318192   2.25       2    2.25  12 MO LIBOR   11/1/2005  Bank of America  BANA CRE     0    0.25
6783368795   2.25       2    2.25  12 MO LIBOR  10/20/2005  Bank of America  BANA CRE     0    0.25
6784377175   2.25       2    2.25  12 MO LIBOR   11/8/2005  Bank of America  BANA CRE     0    0.25
6788485339   2.25       2    2.25  12 MO LIBOR   11/2/2005  Bank of America  BANA CRE     0    0.25
6793104172   2.25       2    2.25  12 MO LIBOR  10/20/2005  Bank of America  BANA CRE     0    0.25
6806673767   2.25       2    2.25  12 MO LIBOR  10/14/2005  Bank of America  BANA CRE     0    0.25
6807609224   2.25       2    2.25  12 MO LIBOR   7/15/2005  Bank of America  BANA CRE     0    0.25
6828418563   2.25       2    2.25  12 MO LIBOR   11/4/2005  Bank of America  BANA CRE     0    0.25
6828553849   2.25       2    2.25  12 MO LIBOR  10/20/2005  Bank of America  BANA CRE     0    0.25
6830888860   2.25       2    2.25  12 MO LIBOR   9/29/2005  Bank of America  BANA CRE     0    0.25
6847395362   2.25       2    2.25  12 MO LIBOR   9/30/2005  Bank of America  BANA CRE     0    0.25
6853488580   2.25       2    2.25  12 MO LIBOR   11/1/2005  Bank of America  BANA CRE     0    0.25
6856791733   2.25       2    2.25  12 MO LIBOR   9/30/2005  Bank of America  BANA CRE     0    0.25
6858468173   2.25       2    2.25  12 MO LIBOR  10/31/2005  Bank of America  BANA CRE     0    0.25
6861179437   2.25       2    2.25  12 MO LIBOR   11/3/2005  Bank of America  BANA CRE     0    0.25
6870947741   2.25       2    2.25  12 MO LIBOR   11/4/2005  Bank of America  BANA CRE     0    0.25
6873761479   2.25       2    2.25  12 MO LIBOR  10/28/2005  Bank of America  BANA CRE     0    0.25
6885832250   2.25       2    2.25  12 MO LIBOR   11/4/2005  Bank of America  BANA CRE     0    0.25
6888678668   2.25       2    2.25  12 MO LIBOR   7/22/2005  Bank of America  BANA CRE     0    0.25
6897128457   2.25       2    2.25  12 MO LIBOR    9/6/2005  Bank of America  BANA CRE     0    0.25
6899512716   2.25       2    2.25  12 MO LIBOR  10/12/2005  Bank of America  BANA CRE     0    0.25
6909693209   2.25       2    2.25  12 MO LIBOR  10/25/2005  Bank of America  BANA CRE     0    0.25
6937011234   2.25       2    2.25  12 MO LIBOR  10/28/2005  Bank of America  BANA CRE     0    0.25
6950833308   2.25       2    2.25  12 MO LIBOR  10/25/2005  Bank of America  BANA CRE     0    0.25
6952866058   2.25       2    2.25  12 MO LIBOR   11/9/2005  Bank of America  BANA CRE     0    0.25
6956851460   2.25       2    2.25  12 MO LIBOR  10/17/2005  Bank of America  BANA CRE     0    0.25
6958134618   2.25       2    2.25  12 MO LIBOR   11/2/2005  Bank of America  BANA CRE     0    0.25
6958651595   2.25       2    2.25  12 MO LIBOR  10/13/2005  Bank of America  BANA CRE     0    0.25
6962090129   2.25       2    2.25  12 MO LIBOR  10/18/2005  Bank of America  BANA CRE     0    0.25
6967780146   2.25       2    2.25  12 MO LIBOR  10/18/2005  Bank of America  BANA CRE     0    0.25
6974290634   2.25       2    2.25  12 MO LIBOR  11/18/2005  Bank of America  BANA CRE     0    0.25
6974509546   2.25       2    2.25  12 MO LIBOR   8/12/2005  Bank of America  BANA CRE     0    0.25
6980675943   2.25       2    2.25  12 MO LIBOR  10/24/2005  Bank of America  BANA CRE     0    0.25
6981049825   2.25       2    2.25  12 MO LIBOR  10/14/2005  Bank of America  BANA CRE     0    0.25

LOANID      OCC        PROPTYPE     OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE
----------  ---------  -----------  -----  -------  -----  -----  ---------  --------  ---------

6983321586  Primary    SFR            360      359     80   5.75   1/1/2006  2/1/2006  12/1/2035
6988759046  Primary    SFR            360      359  62.79  6.125   1/1/2006  1/1/2006  12/1/2035
6992786084  Primary    SFR            360      359     80  5.625   1/1/2006  1/1/2006  12/1/2035
6188242306  Primary    SFR            360      358   82.8  5.875  12/1/2005  2/1/2006  11/1/2035
6415498119  Primary    Condominium    360      357     95   5.75  11/1/2005  1/1/2006  10/1/2035
6013992463  Primary    SFR            360      358  43.79   5.75  12/1/2005  1/1/2006  11/1/2035
6016306240  Primary    SFR            360      358  71.15    5.5  12/1/2005  2/1/2006  11/1/2035
6026093838  Primary    PUD            360      358  65.16  5.875  12/1/2005  2/1/2006  11/1/2035
6035671939  Primary    PUD            360      358     80   6.25  12/1/2005  2/1/2006  11/1/2035
6042542578  Primary    PUD            360      357     75  6.125  11/1/2005  1/1/2006  10/1/2035
6051438247  Secondary  SFR            360      358     80   6.25  12/1/2005  2/1/2006  11/1/2035
6069075668  Primary    PUD            360      357     80    5.5  11/1/2005  1/1/2006  10/1/2035
6069413208  Primary    SFR            360      358     80  5.875  12/1/2005  1/1/2006  11/1/2035
6078532907  Primary    SFR            360      357     75    5.5  11/1/2005  2/1/2006  10/1/2035
6082799955  Primary    Condominium    360      358  79.85   5.75  12/1/2005  2/1/2006  11/1/2035
6088596397  Primary    Condominium    360      357     80  6.125  11/1/2005  1/1/2006  10/1/2035
6090191641  Primary    SFR            360      358     80   6.25  12/1/2005  2/1/2006  11/1/2035
6090915346  Primary    SFR            360      358  58.91  6.375  12/1/2005  1/1/2006  11/1/2035
6102704712  Primary    SFR            360      357     80  5.875  11/1/2005  2/1/2006  10/1/2035
6107298470  Primary    PUD            360      357     80  5.625  11/1/2005  1/1/2006  10/1/2035
6114662346  Primary    SFR            360      358     65   5.75  12/1/2005  1/1/2006  11/1/2035
6117109162  Secondary  PUD            360      357     80   5.75  11/1/2005  1/1/2006  10/1/2035
6118387445  Primary    SFR            360      357     80  5.625  11/1/2005  1/1/2006  10/1/2035
6132119188  Primary    SFR            360      357  46.59  5.875  11/1/2005  1/1/2006  10/1/2035
6140854768  Primary    PUD            360      357  61.08      6  11/1/2005  1/1/2006  10/1/2035
6145545015  Primary    SFR            360      358  53.76   6.25  12/1/2005  1/1/2006  11/1/2035
6147659954  Primary    SFR            360      357     80   6.25  11/1/2005  1/1/2006  10/1/2035
6173191062  Primary    SFR            360      357     80  6.125  11/1/2005  1/1/2006  10/1/2035
6177614846  Primary    Condominium    360      358  54.96    5.5  12/1/2005  1/1/2006  11/1/2035
6179195257  Primary    Condominium    360      357  69.92   5.75  11/1/2005  2/1/2006  10/1/2035
6195016578  Primary    SFR            360      357  55.21   5.75  11/1/2005  1/1/2006  10/1/2035
6200284831  Primary    PUD            360      357  68.96   5.25  11/1/2005  1/1/2006  10/1/2035
6216981982  Primary    SFR            360      358     80  5.875  12/1/2005  2/1/2006  11/1/2035
6224510609  Primary    SFR            360      357     80      6  11/1/2005  1/1/2006  10/1/2035
6260159543  Primary    SFR            360      357   62.5      6  11/1/2005  1/1/2006  10/1/2035
6260210528  Primary    SFR            360      358     70  5.375  12/1/2005  1/1/2006  11/1/2035
6262356113  Primary    PUD            360      358  41.99  5.875  12/1/2005  1/1/2006  11/1/2035
6263535962  Primary    SFR            360      357     80   5.75  11/1/2005  1/1/2006  10/1/2035
6264895753  Primary    SFR            360      357     80   5.75  11/1/2005  1/1/2006  10/1/2035
6267211321  Primary    SFR            360      357  46.28   5.25  11/1/2005  1/1/2006  10/1/2035
6268797880  Primary    PUD            360      357  70.16  6.125  11/1/2005  1/1/2006  10/1/2035
6273142627  Primary    PUD            360      358  76.46  6.125  12/1/2005  2/1/2006  11/1/2035
6280683308  Secondary  SFR            360      357  69.82   5.75  11/1/2005  1/1/2006  10/1/2035
6286970410  Primary    SFR            360      358  44.91  5.625  12/1/2005  2/1/2006  11/1/2035
6301121338  Primary    Townhouse      360      358     80  5.875  12/1/2005  2/1/2006  11/1/2035
6302645764  Primary    SFR            360      358     70  5.625  12/1/2005  2/1/2006  11/1/2035
6305380955  Primary    SFR            360      357     80      6  11/1/2005  2/1/2006  10/1/2035
6305426758  Primary    SFR            360      357  63.06      6  11/1/2005  1/1/2006  10/1/2035
6308726717  Primary    SFR            360      357  79.66   5.75  11/1/2005  1/1/2006  10/1/2035
6314214443  Primary    SFR            360      357     80  5.875  11/1/2005  1/1/2006  10/1/2035
6319712094  Primary    PUD            360      358     80  5.875  12/1/2005  1/1/2006  11/1/2035
6322659134  Primary    Condominium    360      358     80   6.25  12/1/2005  2/1/2006  11/1/2035
6324056727  Primary    SFR            360      357  63.63  5.125  11/1/2005  1/1/2006  10/1/2035
6329034125  Primary    SFR            360      357  56.66  5.375  11/1/2005  1/1/2006  10/1/2035
6335157902  Primary    SFR            360      358  75.08   5.75  12/1/2005  1/1/2006  11/1/2035
6348903441  Primary    SFR            360      358     80  5.625  12/1/2005  1/1/2006  11/1/2035
6354553759  Primary    SFR            360      358     80  5.875  12/1/2005  1/1/2006  11/1/2035
6357955324  Primary    SFR            360      357  63.16    5.5  11/1/2005  2/1/2006  10/1/2035
6358990379  Primary    SFR            360      357  70.54   5.75  11/1/2005  1/1/2006  10/1/2035
6364505708  Primary    PUD            360      358  54.19   5.75  12/1/2005  1/1/2006  11/1/2035
6374858238  Primary    PUD            360      357     80    5.5  11/1/2005  1/1/2006  10/1/2035
6403181487  Primary    SFR            360      358  32.41   6.25  12/1/2005  1/1/2006  11/1/2035
6411178988  Primary    SFR            360      357     70  5.375  11/1/2005  1/1/2006  10/1/2035
6421920767  Primary    Condominium    360      358     80   6.25  12/1/2005  2/1/2006  11/1/2035
6422249893  Primary    SFR            360      357     80  6.125  11/1/2005  2/1/2006  10/1/2035
6426810831  Primary    PUD            360      358     75      6  12/1/2005  1/1/2006  11/1/2035
6438328376  Secondary  Condominium    360      357  49.06   5.75  11/1/2005  2/1/2006  10/1/2035
6453690734  Primary    SFR            360      357  59.52   5.75  11/1/2005  2/1/2006  10/1/2035
6454291508  Primary    SFR            360      358  68.18   5.75  12/1/2005  1/1/2006  11/1/2035
6456270138  Primary    SFR            360      358     75  5.875  12/1/2005  1/1/2006  11/1/2035
6466729362  Primary    PUD            360      357     80   6.25  11/1/2005  1/1/2006  10/1/2035
6477730151  Secondary  SFR            360      358  49.95   5.75  12/1/2005  2/1/2006  11/1/2035
6486164970  Primary    SFR            360      357     75  5.625  11/1/2005  2/1/2006  10/1/2035
6499870340  Primary    Condominium    360      357  79.17  6.125  11/1/2005  2/1/2006  10/1/2035
6507955554  Primary    SFR            360      357     80    5.5  11/1/2005  1/1/2006  10/1/2035
6511837756  Primary    SFR            360      357  56.25  5.625  11/1/2005  1/1/2006  10/1/2035
6518310005  Primary    SFR            360      358  78.62  6.125  12/1/2005  2/1/2006  11/1/2035
6529882737  Primary    SFR            360      357  55.17   5.75  11/1/2005  1/1/2006  10/1/2035
6537756188  Primary    SFR            360      358     80  5.875  12/1/2005  1/1/2006  11/1/2035

LOANID      PANDI     PTDATE     OBAL          COBAL         PURPOSE   DOC            OAPPVAL       FRTRDATE   CEILING
----------  --------  ---------  ------------  ------------  --------  -------------  ------------  ---------  -------

6983321586  1,161.12   1/1/2006    242,320.00    242,320.00  Purchase  Standard         303,000.00  12/1/2015    10.75
6988759046  2,643.96   1/1/2006    518,000.00    518,000.00  R/T Refi  Stated Income    825,000.00  12/1/2015   11.125
6992786084  1,027.50   1/1/2006    219,200.00    219,200.00  Purchase  Standard         274,000.00  12/1/2015   10.625
6188242306  1,662.14   1/1/2006    339,500.00    339,500.00  R/T Refi  Unknown          410,000.00  11/1/2015   10.875
6415498119    537.21  12/1/2005     92,055.00     91,765.28  Purchase  Unknown          100,000.00  10/1/2015    10.75
6013992463  2,046.04  12/1/2005    427,000.00    427,000.00  C/O Refi  Stated Income    975,000.00  11/1/2015    10.75
6016306240  5,136.08   1/1/2006  1,120,600.00  1,118,736.08  R/T Refi  Standard       1,575,000.00  11/1/2015     10.5
6026093838  2,903.23   1/1/2006    593,000.00    593,000.00  C/O Refi  Stated Income    910,000.00  11/1/2015   10.875
6035671939  1,562.08   1/1/2006    299,920.00    299,920.00  Purchase  Standard         375,000.00  11/1/2015    11.25
6042542578  2,854.36  12/1/2005    559,221.00    559,221.00  Purchase  Stated Income    750,000.00  10/1/2015   11.125
6051438247  1,000.00   1/1/2006    192,000.00    192,000.00  Purchase  Standard         240,500.00  11/1/2015    11.25
6069075668    760.83  12/1/2005    166,000.00    166,000.00  Purchase  Standard         210,000.00  10/1/2015     10.5
6069413208  2,437.73  12/1/2005    497,920.00    497,920.00  Purchase  Stated Income    630,000.00  11/1/2015   10.875
6078532907  2,526.56   1/1/2006    551,250.00    551,250.00  Purchase  Stated Income    735,000.00  10/1/2015     10.5
6082799955  2,563.54   1/1/2006    535,000.00    535,000.00  R/T Refi  Stated Income    670,000.00  11/1/2015    10.75
6088596397  2,164.17  12/1/2005    424,000.00    424,000.00  R/T Refi  Stated Income    530,000.00  10/1/2015   11.125
6090191641  1,737.50   1/1/2006    333,600.00    333,600.00  Purchase  Standard         430,000.00  11/1/2015    11.25
6090915346  1,721.25  12/1/2005    324,000.00    324,000.00  C/O Refi  Stated Income    550,000.00  11/1/2015   11.375
6102704712  2,102.76   1/1/2006    429,600.00    429,300.00  Purchase  Standard         538,000.00  10/1/2015   10.875
6107298470  1,593.75  12/1/2005    340,000.00    340,000.00  Purchase  Stated Income    425,000.00  10/1/2015   10.625
6114662346  2,055.63  12/1/2005    429,000.00    429,000.00  C/O Refi  Stated Income    660,000.00  11/1/2015    10.75
6117109162  2,645.00  12/1/2005    552,000.00    552,000.00  Purchase  Stated Income    690,000.00  10/1/2015    10.75
6118387445  3,000.00  12/1/2005    640,000.00    638,249.33  Purchase  Standard         800,000.00  10/1/2015   10.625
6132119188  3,877.50  12/1/2005    792,000.00    792,000.00  R/T Refi  Stated Income  1,700,000.00  10/1/2015   10.875
6140854768  5,650.00  12/1/2005  1,130,000.00  1,130,000.00  C/O Refi  Standard       1,850,000.00  10/1/2015       11
6145545015  1,302.08  12/1/2005    250,000.00    250,000.00  C/O Refi  Stated Income    465,000.00  11/1/2015    11.25
6147659954  1,041.67  12/1/2005    200,000.00    200,000.00  Purchase  Standard         253,000.00  10/1/2015    11.25
6173191062    516.52  12/1/2005    101,200.00    101,193.08  Purchase  Standard         138,000.00  10/1/2015   11.125
6177614846  1,650.00  12/1/2005    360,000.00    360,000.00  Purchase  Stated Income    655,000.00  11/1/2015     10.5
6179195257  2,010.10   1/1/2006    419,500.00    417,489.90  C/O Refi  Stated Income    600,000.00  10/1/2015    10.75
6195016578  1,931.04  12/1/2005    403,000.00    403,000.00  R/T Refi  Stated Income    730,000.00  10/1/2015    10.75
6200284831  3,508.75  12/1/2005    802,000.00    802,000.00  Purchase  Stated Income  1,200,000.00  10/1/2015    10.25
6216981982    743.97   1/1/2006    151,960.00    151,960.00  Purchase  Stated Income    190,000.00  11/1/2015   10.875
6224510609  1,440.00  12/1/2005    288,000.00    288,000.00  Purchase  Stated Income    370,000.00  10/1/2015       11
6260159543  3,750.00  12/1/2005    750,000.00    750,000.00  C/O Refi  Stated Income  1,200,000.00  10/1/2015       11
6260210528    721.15  12/1/2005    161,000.00    161,000.00  C/O Refi  Stated Income    230,000.00  11/1/2015   10.375
6262356113  1,757.60  12/1/2005    359,000.00    359,000.00  Purchase  Stated Income    855,000.00  11/1/2015   10.875
6263535962  1,176.58  12/1/2005    245,548.00    245,548.00  Purchase  Standard         308,000.00  10/1/2015    10.75
6264895753  3,237.49  12/1/2005    676,000.00    674,944.95  Purchase  Stated Income    845,000.00  10/1/2015    10.75
6267211321  1,225.00  12/1/2005    280,000.00    280,000.00  C/O Refi  Stated Income    605,000.00  10/1/2015    10.25
6268797880    683.96  12/1/2005    134,000.00    134,000.00  R/T Refi  Stated Income    191,000.00  10/1/2015   11.125
6273142627  2,934.90   1/1/2006    575,000.00    575,000.00  R/T Refi  Stated Income    752,000.00  11/1/2015   11.125
6280683308    953.54  12/1/2005    199,000.00    199,000.00  C/O Refi  Stated Income    285,000.00  10/1/2015    10.75
6286970410  1,842.19   1/1/2006    393,000.00    393,000.00  C/O Refi  Stated Income    875,000.00  11/1/2015   10.625
6301121338    861.67   1/1/2006    176,000.00    176,000.00  Purchase  Standard         220,000.00  11/1/2015   10.875
6302645764  2,789.06   1/1/2006    595,000.00    595,000.00  Purchase  Stated Income    850,000.00  11/1/2015   10.625
6305380955  1,204.00   1/1/2006    240,800.00    240,754.93  Purchase  Stated Income    315,000.00  10/1/2015       11
6305426758  1,734.13  12/1/2005    346,825.00    346,825.00  R/T Refi  Stated Income    550,000.00  10/1/2015       11
6308726717  3,378.13  12/1/2005    705,000.00    705,000.00  C/O Refi  Standard         885,000.00  10/1/2015    10.75
6314214443  1,192.43  12/1/2005    243,560.00    242,960.00  Purchase  Stated Income    315,000.00  10/1/2015   10.875
6319712094  2,103.25  12/1/2005    429,600.00    429,600.00  Purchase  Stated Income    555,000.00  11/1/2015   10.875
6322659134  1,416.67   1/1/2006    272,000.00    271,985.72  Purchase  Standard         340,000.00  11/1/2015    11.25
6324056727  1,430.73  12/1/2005    335,000.00    335,000.00  C/O Refi  Stated Income    526,500.00  10/1/2015   10.125
6329034125  2,239.58  12/1/2005    500,000.00    500,000.00  Purchase  Stated Income    900,000.00  10/1/2015   10.375
6335157902  2,338.33  12/1/2005    488,000.00    488,000.00  R/T Refi  Stated Income    650,000.00  11/1/2015    10.75
6348903441  3,356.25  12/1/2005    716,000.00    716,000.00  Purchase  Stated Income    895,000.00  11/1/2015   10.625
6354553759  1,540.65  12/1/2005    314,686.40    314,686.40  Purchase  Standard         415,000.00  11/1/2015   10.875
6357955324  5,500.00   1/1/2006  1,200,000.00  1,200,000.00  C/O Refi  Standard       1,900,000.00  10/1/2015     10.5
6358990379  2,180.21  12/1/2005    455,000.00    454,800.00  C/O Refi  Standard         645,000.00  10/1/2015    10.75
6364505708  2,108.33  12/1/2005    440,000.00    439,958.00  Purchase  Stated Income    812,000.00  11/1/2015    10.75
6374858238  2,427.33  12/1/2005    529,600.00    529,600.00  Purchase  Stated Income    700,000.00  10/1/2015     10.5
6403181487  1,223.96  12/1/2005    235,000.00    235,000.00  C/O Refi  Stated Income    725,000.00  11/1/2015    11.25
6411178988  3,276.51  12/1/2005    731,500.00    731,500.00  Purchase  Stated Income  1,045,000.00  10/1/2015   10.375
6421920767  3,125.00   1/1/2006    600,000.00    600,000.00  Purchase  Standard         750,000.00  11/1/2015    11.25
6422249893    816.67   1/1/2006    160,000.00    160,000.00  Purchase  Standard         200,000.00  10/1/2015   11.125
6426810831  2,603.64  12/1/2005    520,728.00    520,661.23  Purchase  Stated Income    730,000.00  11/1/2015       11
6438328376  3,114.58   1/1/2006    650,000.00    650,000.00  C/O Refi  Stated Income  1,325,000.00  10/1/2015    10.75
6453690734  4,790.67   1/1/2006  1,000,000.00    999,372.01  R/T Refi  Stated Income  1,680,000.00  10/1/2015    10.75
6454291508  7,187.50  12/1/2005  1,500,000.00  1,500,000.00  Purchase  Standard       2,200,000.00  11/1/2015    10.75
6456270138  2,900.78  12/1/2005    592,500.00    592,500.00  Purchase  Stated Income    875,000.00  11/1/2015   10.875
6466729362  1,395.57  12/1/2005    268,000.00    267,940.94  Purchase  Standard         335,000.00  10/1/2015    11.25
6477730151  2,453.33   1/1/2006    512,000.00    512,000.00  C/O Refi  Stated Income  1,025,000.00  11/1/2015    10.75
6486164970  1,933.59   1/1/2006    412,500.00    412,500.00  R/T Refi  Stated Income    550,000.00  10/1/2015   10.625
6499870340    969.79   1/1/2006    190,000.00    190,000.00  Purchase  Standard         240,000.00  10/1/2015   11.125
6507955554    980.83  12/1/2005    214,000.00    214,000.00  Purchase  Standard         268,000.00  10/1/2015     10.5
6511837756  1,054.69  12/1/2005    225,000.00    224,999.68  R/T Refi  Stated Income    400,000.00  10/1/2015   10.625
6518310005     553.8   1/1/2006    108,500.00    108,500.00  R/T Refi  Stated Income    138,000.00  11/1/2015   11.125
6529882737  1,916.67  12/1/2005    400,000.00    399,800.00  R/T Refi  Stated Income    725,000.00  10/1/2015    10.75
6537756188  4,732.31  12/1/2005    800,000.00    798,364.72  C/O Refi  Standard       1,000,000.00  11/1/2015   10.875

LOANID      FLOOR  CAPINT  MARGIN  INDEX        ODATE       ORIGINATOR       SERVICER  LPMI  SVCFEE
----------  -----  ------  ------  -----------  ----------  ---------------  --------  ----  ------

6983321586   2.25       2    2.25  12 MO LIBOR   11/8/2005  Bank of America  BANA CRE     0    0.25
6988759046   2.25       2    2.25  12 MO LIBOR   11/9/2005  Bank of America  BANA CRE     0    0.25
6992786084   2.25       2    2.25  12 MO LIBOR  11/14/2005  Bank of America  BANA CRE     0    0.25
6188242306   2.25       2    2.25  12 MO LIBOR  10/26/2005  Bank of America  BANA CRE     0    0.25
6415498119   2.25       2    2.25  12 MO LIBOR   9/26/2005  Bank of America  BANA CRE     0    0.25
6013992463   2.25       2    2.25  12 MO LIBOR   9/29/2005  Bank of America  BANA CRE     0    0.25
6016306240   2.25       2    2.25  12 MO LIBOR  10/12/2005  Bank of America  BANA CRE     0    0.25
6026093838   2.25       2    2.25  12 MO LIBOR  10/12/2005  Bank of America  BANA CRE     0    0.25
6035671939   2.25       2    2.25  12 MO LIBOR  10/20/2005  Bank of America  BANA CRE     0    0.25
6042542578   2.25       2    2.25  12 MO LIBOR   9/29/2005  Bank of America  BANA CRE     0    0.25
6051438247   2.25       2    2.25  12 MO LIBOR   10/7/2005  Bank of America  BANA CRE     0    0.25
6069075668   2.25       2    2.25  12 MO LIBOR   9/30/2005  Bank of America  BANA CRE     0    0.25
6069413208   2.25       2    2.25  12 MO LIBOR  10/13/2005  Bank of America  BANA CRE     0    0.25
6078532907   2.25       2    2.25  12 MO LIBOR   9/20/2005  Bank of America  BANA CRE     0    0.25
6082799955   2.25       2    2.25  12 MO LIBOR   9/30/2005  Bank of America  BANA CRE     0    0.25
6088596397   2.25       2    2.25  12 MO LIBOR    9/9/2005  Bank of America  BANA CRE     0    0.25
6090191641   2.25       2    2.25  12 MO LIBOR  10/14/2005  Bank of America  BANA CRE     0    0.25
6090915346   2.25       2    2.25  12 MO LIBOR  10/13/2005  Bank of America  BANA CRE     0    0.25
6102704712   2.25       2    2.25  12 MO LIBOR   9/23/2005  Bank of America  BANA CRE     0    0.25
6107298470   2.25       2    2.25  12 MO LIBOR   9/27/2005  Bank of America  BANA CRE     0    0.25
6114662346   2.25       2    2.25  12 MO LIBOR   9/26/2005  Bank of America  BANA CRE     0    0.25
6117109162   2.25       2    2.25  12 MO LIBOR   9/12/2005  Bank of America  BANA CRE     0    0.25
6118387445   2.25       2    2.25  12 MO LIBOR   9/22/2005  Bank of America  BANA CRE     0    0.25
6132119188   2.25       2    2.25  12 MO LIBOR   9/14/2005  Bank of America  BANA CRE     0    0.25
6140854768   2.25       2    2.25  12 MO LIBOR   9/20/2005  Bank of America  BANA CRE     0    0.25
6145545015   2.25       2    2.25  12 MO LIBOR  10/18/2005  Bank of America  BANA CRE     0    0.25
6147659954   2.25       2    2.25  12 MO LIBOR   9/16/2005  Bank of America  BANA CRE     0    0.25
6173191062   2.25       2    2.25  12 MO LIBOR   9/29/2005  Bank of America  BANA CRE     0    0.25
6177614846   2.25       2    2.25  12 MO LIBOR   10/4/2005  Bank of America  BANA CRE     0    0.25
6179195257   2.25       2    2.25  12 MO LIBOR   9/20/2005  Bank of America  BANA CRE     0    0.25
6195016578   2.25       2    2.25  12 MO LIBOR   9/21/2005  Bank of America  BANA CRE     0    0.25
6200284831   2.25       2    2.25  12 MO LIBOR   9/30/2005  Bank of America  BANA CRE     0    0.25
6216981982   2.25       2    2.25  12 MO LIBOR  10/11/2005  Bank of America  BANA CRE     0    0.25
6224510609   2.25       2    2.25  12 MO LIBOR   9/29/2005  Bank of America  BANA CRE     0    0.25
6260159543   2.25       2    2.25  12 MO LIBOR    9/9/2005  Bank of America  BANA CRE     0    0.25
6260210528   2.25       2    2.25  12 MO LIBOR   10/5/2005  Bank of America  BANA CRE     0    0.25
6262356113   2.25       2    2.25  12 MO LIBOR  10/11/2005  Bank of America  BANA CRE     0    0.25
6263535962   2.25       2    2.25  12 MO LIBOR   9/29/2005  Bank of America  BANA CRE     0    0.25
6264895753   2.25       2    2.25  12 MO LIBOR   9/20/2005  Bank of America  BANA CRE     0    0.25
6267211321   2.25       2    2.25  12 MO LIBOR   9/20/2005  Bank of America  BANA CRE     0    0.25
6268797880   2.25       2    2.25  12 MO LIBOR   9/26/2005  Bank of America  BANA CRE     0    0.25
6273142627   2.25       2    2.25  12 MO LIBOR   9/29/2005  Bank of America  BANA CRE     0    0.25
6280683308   2.25       2    2.25  12 MO LIBOR   9/23/2005  Bank of America  BANA CRE     0    0.25
6286970410   2.25       2    2.25  12 MO LIBOR   10/3/2005  Bank of America  BANA CRE     0    0.25
6301121338   2.25       2    2.25  12 MO LIBOR  10/11/2005  Bank of America  BANA CRE     0    0.25
6302645764   2.25       2    2.25  12 MO LIBOR  10/12/2005  Bank of America  BANA CRE     0    0.25
6305380955   2.25       2    2.25  12 MO LIBOR   9/12/2005  Bank of America  BANA CRE     0    0.25
6305426758   2.25       2    2.25  12 MO LIBOR    9/8/2005  Bank of America  BANA CRE     0    0.25
6308726717   2.25       2    2.25  12 MO LIBOR   9/21/2005  Bank of America  BANA CRE     0    0.25
6314214443   2.25       2    2.25  12 MO LIBOR   9/28/2005  Bank of America  BANA CRE     0    0.25
6319712094   2.25       2    2.25  12 MO LIBOR  10/19/2005  Bank of America  BANA CRE     0    0.25
6322659134   2.25       2    2.25  12 MO LIBOR  10/19/2005  Bank of America  BANA CRE     0    0.25
6324056727   2.25       2    2.25  12 MO LIBOR   9/26/2005  Bank of America  BANA CRE     0    0.25
6329034125   2.25       2    2.25  12 MO LIBOR   9/22/2005  Bank of America  BANA CRE     0    0.25
6335157902   2.25       2    2.25  12 MO LIBOR   10/5/2005  Bank of America  BANA CRE     0    0.25
6348903441   2.25       2    2.25  12 MO LIBOR  10/11/2005  Bank of America  BANA CRE     0    0.25
6354553759   2.25       2    2.25  12 MO LIBOR  10/13/2005  Bank of America  BANA CRE     0    0.25
6357955324   2.25       2    2.25  12 MO LIBOR   9/29/2005  Bank of America  BANA CRE     0    0.25
6358990379   2.25       2    2.25  12 MO LIBOR   9/21/2005  Bank of America  BANA CRE     0    0.25
6364505708   2.25       2    2.25  12 MO LIBOR  10/13/2005  Bank of America  BANA CRE     0    0.25
6374858238   2.25       2    2.25  12 MO LIBOR   9/14/2005  Bank of America  BANA CRE     0    0.25
6403181487   2.25       2    2.25  12 MO LIBOR   10/5/2005  Bank of America  BANA CRE     0    0.25
6411178988   2.25       2    2.25  12 MO LIBOR   9/26/2005  Bank of America  BANA CRE     0    0.25
6421920767   2.25       2    2.25  12 MO LIBOR   10/5/2005  Bank of America  BANA CRE     0    0.25
6422249893   2.25       2    2.25  12 MO LIBOR   9/23/2005  Bank of America  BANA CRE     0    0.25
6426810831   2.25       2    2.25  12 MO LIBOR  10/14/2005  Bank of America  BANA CRE     0    0.25
6438328376   2.25       2    2.25  12 MO LIBOR   9/29/2005  Bank of America  BANA CRE     0    0.25
6453690734   2.25       2    2.25  12 MO LIBOR   9/23/2005  Bank of America  BANA CRE     0    0.25
6454291508   2.25       2    2.25  12 MO LIBOR  10/18/2005  Bank of America  BANA CRE     0    0.25
6456270138   2.25       2    2.25  12 MO LIBOR   10/5/2005  Bank of America  BANA CRE     0    0.25
6466729362   2.25       2    2.25  12 MO LIBOR   9/27/2005  Bank of America  BANA CRE     0    0.25
6477730151   2.25       2    2.25  12 MO LIBOR   10/5/2005  Bank of America  BANA CRE     0    0.25
6486164970   2.25       2    2.25  12 MO LIBOR   9/29/2005  Bank of America  BANA CRE     0    0.25
6499870340   2.25       2    2.25  12 MO LIBOR    9/9/2005  Bank of America  BANA CRE     0    0.25
6507955554   2.25       2    2.25  12 MO LIBOR   9/15/2005  Bank of America  BANA CRE     0    0.25
6511837756   2.25       2    2.25  12 MO LIBOR   9/23/2005  Bank of America  BANA CRE     0    0.25
6518310005   2.25       2    2.25  12 MO LIBOR   9/28/2005  Bank of America  BANA CRE     0    0.25
6529882737   2.25       2    2.25  12 MO LIBOR   9/22/2005  Bank of America  BANA CRE     0    0.25
6537756188   2.25       2    2.25  12 MO LIBOR  10/14/2005  Bank of America  BANA CRE     0    0.25

LOANID      OCC        PROPTYPE     OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE
----------  ---------  -----------  -----  -------  -----  -----  ---------  --------  ---------

6543968694  Primary    SFR            360      357     80  5.875  11/1/2005  2/1/2006  10/1/2035
6549100573  Secondary  SFR            360      357  66.67  5.875  11/1/2005  1/1/2006  10/1/2035
6567894370  Primary    Condominium    360      357     80  5.875  11/1/2005  1/1/2006  10/1/2035
6568864471  Primary    SFR            360      357  57.66   6.25  11/1/2005  2/1/2006  10/1/2035
6572752415  Primary    PUD            360      357  78.24      6  11/1/2005  1/1/2006  10/1/2035
6579268035  Primary    SFR            360      358  69.23   6.25  12/1/2005  1/1/2006  11/1/2035
6581824593  Primary    SFR            360      357  69.83  6.125  11/1/2005  1/1/2006  10/1/2035
6582355316  Primary    PUD            360      357     80  5.375  11/1/2005  1/1/2006  10/1/2035
6583044703  Primary    SFR            360      358  77.14  5.625  12/1/2005  1/1/2006  11/1/2035
6600808353  Primary    Condominium    360      357     80  5.875  11/1/2005  1/1/2006  10/1/2035
6617659815  Primary    SFR            360      358  24.21  5.875  12/1/2005  2/1/2006  11/1/2035
6619930255  Primary    PUD            360      357  42.83   5.75  11/1/2005  2/1/2006  10/1/2035
6620809639  Primary    SFR            360      357  61.58   5.75  11/1/2005  2/1/2006  10/1/2035
6620834108  Secondary  Condominium    360      357     80  5.875  11/1/2005  1/1/2006  10/1/2035
6628339787  Primary    SFR            360      356  45.02    5.5  10/1/2005  1/1/2006   9/1/2035
6644063155  Primary    SFR            360      357  71.43  6.625  11/1/2005  1/1/2006  10/1/2035
6670743548  Primary    SFR            360      357   71.2    5.5  11/1/2005  2/1/2006  10/1/2035
6671455605  Primary    PUD            360      357  66.79    5.5  11/1/2005  1/1/2006  10/1/2035
6671638465  Primary    Condominium    360      357     80   5.75  11/1/2005  1/1/2006  10/1/2035
6679838034  Secondary  Condominium    360      356     65  5.625  10/1/2005  1/1/2006   9/1/2035
6685574151  Primary    SFR            360      357  64.86  5.375  11/1/2005  1/1/2006  10/1/2035
6700853994  Primary    PUD            360      357     80  5.875  11/1/2005  1/1/2006  10/1/2035
6701855501  Primary    SFR            360      357     80      6  11/1/2005  2/1/2006  10/1/2035
6703698065  Primary    SFR            360      358  49.03  5.625  12/1/2005  2/1/2006  11/1/2035
6703947645  Primary    SFR            360      356  56.26  5.875  10/1/2005  1/1/2006   9/1/2035
6722781272  Primary    Condominium    360      358     80  5.875  12/1/2005  1/1/2006  11/1/2035
6729053766  Primary    PUD            360      357  56.46  5.375  11/1/2005  1/1/2006  10/1/2035
6734128116  Primary    SFR            360      357     80   5.75  11/1/2005  2/1/2006  10/1/2035
6743271030  Primary    SFR            360      358     80  5.875  12/1/2005  1/1/2006  11/1/2035
6754904917  Primary    SFR            360      357     70  6.125  11/1/2005  1/1/2006  10/1/2035
6755797484  Primary    SFR            360      357     80   5.25  11/1/2005  1/1/2006  10/1/2035
6757697625  Primary    SFR            360      357     80  5.625  11/1/2005  1/1/2006  10/1/2035
6766335209  Primary    SFR            360      358     80  5.375  12/1/2005  1/1/2006  11/1/2035
6767793166  Primary    SFR            360      357  56.34  5.875  11/1/2005  1/1/2006  10/1/2035
6785201705  Primary    PUD            360      358     80   5.75  12/1/2005  1/1/2006  11/1/2035
6788222195  Primary    PUD            360      358  66.79    5.5  12/1/2005  2/1/2006  11/1/2035
6789053102  Primary    Condominium    360      358     80  6.125  12/1/2005  1/1/2006  11/1/2035
6795248324  Primary    PUD            360      358     80   5.75  12/1/2005  1/1/2006  11/1/2035
6795393344  Primary    SFR            360      358  75.27      6  12/1/2005  1/1/2006  11/1/2035
6804519459  Primary    PUD            360      358  46.96      6  12/1/2005  1/1/2006  11/1/2035
6806056237  Primary    SFR            360      356  59.84   5.75  10/1/2005  1/1/2006   9/1/2035
6810621042  Primary    PUD            360      358     80  5.625  12/1/2005  1/1/2006  11/1/2035
6815096356  Primary    SFR            360      358  79.74   5.25  12/1/2005  1/1/2006  11/1/2035
6820682497  Primary    2-Family       360      358  30.03   5.75  12/1/2005  1/1/2006  11/1/2035
6821085088  Primary    Condominium    360      357     80  5.875  11/1/2005  1/1/2006  10/1/2035
6823154064  Primary    Condominium    360      357     80  5.875  11/1/2005  2/1/2006  10/1/2035
6828904836  Secondary  PUD            360      357  79.16   6.25  11/1/2005  1/1/2006  10/1/2035
6831016586  Primary    Condominium    360      358     80      6  12/1/2005  1/1/2006  11/1/2035
6838614383  Primary    PUD            360      358     80   6.25  12/1/2005  1/1/2006  11/1/2035
6846381421  Primary    PUD            360      358  54.79      6  12/1/2005  1/1/2006  11/1/2035
6848426786  Primary    Condominium    360      357     80  5.625  11/1/2005  2/1/2006  10/1/2035
6861695903  Secondary  SFR            360      356  69.57  5.875  10/1/2005  1/1/2006   9/1/2035
6870342885  Primary    Condominium    360      358  70.18  5.625  12/1/2005  2/1/2006  11/1/2035
6878394003  Primary    PUD            360      357     80  6.125  11/1/2005  1/1/2006  10/1/2035
6887654512  Primary    SFR            360      357     50   5.75  11/1/2005  2/1/2006  10/1/2035
6890231381  Primary    SFR            360      358  41.18  5.875  12/1/2005  1/1/2006  11/1/2035
6902406286  Primary    SFR            360      358  43.29  5.625  12/1/2005  1/1/2006  11/1/2035
6919833563  Primary    Condominium    360      357  74.76   5.75  11/1/2005  2/1/2006  10/1/2035
6946353411  Primary    SFR            360      357     70      6  11/1/2005  1/1/2006  10/1/2035
6953633093  Primary    SFR            360      356     80    6.5  10/1/2005  2/1/2006   9/1/2035
6969578274  Primary    SFR            360      357  62.22  5.375  11/1/2005  2/1/2006  10/1/2035
6974588714  Primary    SFR            360      357  64.14  5.625  11/1/2005  1/1/2006  10/1/2035
6983098671  Primary    SFR            360      358  78.79  5.625  12/1/2005  1/1/2006  11/1/2035
6993148557  Primary    SFR            360      358     80  5.875  12/1/2005  1/1/2006  11/1/2035
6995023220  Primary    SFR            360      358  73.68   5.75  12/1/2005  1/1/2006  11/1/2035
6136605737  Primary    Condominium    360      355  72.48  5.125   9/1/2005  2/1/2006   8/1/2035
6204195298  Primary    Condominium    360      355  61.04  5.125   9/1/2005  1/1/2006   8/1/2035
6822187495  Primary    SFR            360      355  59.56   5.75   9/1/2005  1/1/2006   8/1/2035
6862977086  Primary    SFR            360      355     80  5.625   9/1/2005  2/1/2006   8/1/2035

LOANID      PANDI     PTDATE     OBAL          COBAL         PURPOSE   DOC            OAPPVAL       FRTRDATE   CEILING
----------  --------  ---------  ------------  ------------  --------  -------------  ------------  ---------  -------

6543968694  3,113.75   1/1/2006    636,000.00    636,000.00  Purchase  Stated Income    795,000.00  10/1/2015   10.875
6549100573  2,447.92  12/1/2005    500,000.00    500,000.00  C/O Refi  Standard         750,000.00  10/1/2015   10.875
6567894370  1,312.08  12/1/2005    268,000.00    268,000.00  Purchase  Standard         340,000.00  10/1/2015   10.875
6568864471    960.94   1/1/2006    184,500.00    184,451.95  R/T Refi  Stated Income    320,000.00  10/1/2015    11.25
6572752415       845  12/1/2005    169,000.00    169,000.00  R/T Refi  Stated Income    216,000.00  10/1/2015       11
6579268035  2,343.75  12/1/2005    450,000.00    450,000.00  C/O Refi  Stated Income    650,000.00  11/1/2015    11.25
6581824593  8,697.95  12/1/2005  1,431,500.00  1,427,304.66  C/O Refi  Standard       2,050,000.00  10/1/2015   11.125
6582355316    992.23  12/1/2005    221,520.00    221,520.00  Purchase  Standard         277,000.00  10/1/2015   10.375
6583044703  3,796.88  12/1/2005    810,000.00    808,829.37  R/T Refi  Stated Income  1,050,000.00  11/1/2015   10.625
6600808353     963.5  12/1/2005    196,800.00    196,800.00  Purchase  Standard         246,000.00  10/1/2015   10.875
6617659815  2,252.08   1/1/2006    460,000.00    460,000.00  C/O Refi  Stated Income  1,900,000.00  11/1/2015   10.875
6619930255    878.31   1/1/2006    183,300.00    183,300.00  R/T Refi  Stated Income    428,000.00  10/1/2015    10.75
6620809639  2,611.46   1/1/2006    545,000.00    545,000.00  Purchase  Stated Income    885,000.00  10/1/2015    10.75
6620834108    912.19  12/1/2005    186,320.00    186,320.00  Purchase  Standard         232,900.00  10/1/2015   10.875
6628339787  4,849.17  12/1/2005  1,058,000.00  1,058,000.00  R/T Refi  Stated Income  2,350,000.00   9/1/2015     10.5
6644063155  2,760.42  12/1/2005    500,000.00    500,000.00  R/T Refi  Standard         700,000.00  10/1/2015   11.625
6670743548  1,019.79   1/1/2006    222,500.00    222,500.00  Purchase  Stated Income    325,000.00  10/1/2015     10.5
6671455605  4,285.42  12/1/2005    935,000.00    935,000.00  C/O Refi  Standard       1,400,000.00  10/1/2015     10.5
6671638465  2,392.00  12/1/2005    499,200.00    499,200.00  Purchase  Stated Income    630,000.00  10/1/2015    10.75
6679838034  2,711.72  12/1/2005    578,500.00    578,500.00  C/O Refi  Stated Income    890,000.00   9/1/2015   10.625
6685574151  2,687.50  12/1/2005    600,000.00    600,000.00  Purchase  Stated Income  1,000,000.00  10/1/2015   10.375
6700853994  1,053.58  12/1/2005    215,200.00    215,200.00  Purchase  Standard         270,000.00  10/1/2015   10.875
6701855501       780   1/1/2006    156,000.00    156,000.00  Purchase  Standard         205,000.00  10/1/2015       11
6703698065  1,781.25   1/1/2006    380,000.00    380,000.00  R/T Refi  Stated Income    775,000.00  11/1/2015   10.625
6703947645  2,354.90  12/1/2005    481,000.00    480,800.00  R/T Refi  Stated Income    855,000.00   9/1/2015   10.875
6722781272    649.19  12/1/2005    132,600.00    132,600.00  Purchase  Standard         169,000.00  11/1/2015   10.875
6729053766  1,858.85  12/1/2005    415,000.00    414,910.45  R/T Refi  Stated Income    735,000.00  10/1/2015   10.375
6734128116  1,418.33   1/1/2006    296,000.00    296,000.00  Purchase  Standard         380,000.00  10/1/2015    10.75
6743271030  2,804.33  12/1/2005    572,800.00    572,800.00  R/T Refi  Stated Income    716,000.00  11/1/2015   10.875
6754904917  1,429.17  12/1/2005    280,000.00    280,000.00  R/T Refi  Stated Income    400,000.00  10/1/2015   11.125
6755797484  1,330.00  12/1/2005    304,000.00    304,000.00  Purchase  Stated Income    389,900.00  10/1/2015    10.25
6757697625    731.25  12/1/2005    156,000.00    156,000.00  Purchase  Standard         208,000.00  10/1/2015   10.625
6766335209  1,540.83  12/1/2005    344,000.00    344,000.00  Purchase  Standard         430,000.00  11/1/2015   10.375
6767793166  4,895.83  12/1/2005  1,000,000.00  1,000,000.00  C/O Refi  Stated Income  1,775,000.00  10/1/2015   10.875
6785201705  1,387.67  12/1/2005    289,600.00    289,600.00  Purchase  Standard         362,000.00  11/1/2015    10.75
6788222195  5,138.50   1/1/2006    905,000.00    903,011.29  C/O Refi  Standard       1,355,000.00  11/1/2015     10.5
6789053102  2,878.75  12/1/2005    564,000.00    564,000.00  Purchase  Stated Income    705,000.00  11/1/2015   11.125
6795248324    454.25  12/1/2005     94,800.00     94,800.00  Purchase  Standard         118,500.00  11/1/2015    10.75
6795393344  3,500.00  12/1/2005    700,000.00    700,000.00  R/T Refi  Stated Income    930,000.00  11/1/2015       11
6804519459       270  12/1/2005     54,000.00     54,000.00  Purchase  Stated Income    115,000.00  11/1/2015       11
6806056237  2,156.25  12/1/2005    450,000.00    450,000.00  Purchase  Stated Income    752,000.00   9/1/2015    10.75
6810621042  1,650.00  12/1/2005    352,000.00    352,000.00  Purchase  Standard         442,000.00  11/1/2015   10.625
6815096356  1,636.25  12/1/2005    374,000.00    374,000.00  R/T Refi  Stated Income    469,000.00  11/1/2015    10.25
6820682497  1,568.34  12/1/2005    327,306.00    327,306.00  R/T Refi  Standard       1,090,000.00  11/1/2015    10.75
6821085088  2,017.08  12/1/2005    412,000.00    412,000.00  Purchase  Standard         515,000.00  10/1/2015   10.875
6823154064  1,664.58   1/1/2006    340,000.00    339,916.77  Purchase  Standard         453,000.00  10/1/2015   10.875
6828904836  3,954.69  12/1/2005    759,300.00    759,300.00  Purchase  Stated Income    960,000.00  10/1/2015    11.25
6831016586       700  12/1/2005    140,000.00    140,000.00  Purchase  Standard         175,000.00  11/1/2015       11
6838614383  4,062.50  12/1/2005    780,000.00    780,000.00  Purchase  Standard         980,000.00  11/1/2015    11.25
6846381421  1,000.00  12/1/2005    200,000.00    200,000.00  C/O Refi  Stated Income    365,000.00  11/1/2015       11
6848426786  1,462.50   1/1/2006    312,000.00    312,000.00  Purchase  Standard         390,000.00  10/1/2015   10.625
6861695903  3,130.89  12/1/2005    640,000.00    638,499.91  R/T Refi  Stated Income    920,000.00   9/1/2015   10.875
6870342885  1,875.00   1/1/2006    400,000.00    399,850.00  Purchase  Stated Income    570,000.00  11/1/2015   10.625
6878394003  1,367.92  12/1/2005    268,000.00    268,000.00  Purchase  Standard         347,000.00  10/1/2015   11.125
6887654512  4,791.67   1/1/2006  1,000,000.00  1,000,000.00  R/T Refi  Stated Income  2,000,000.00  10/1/2015    10.75
6890231381  3,427.08  12/1/2005    700,000.00    700,000.00  C/O Refi  Stated Income  1,700,000.00  11/1/2015   10.875
6902406286  1,617.19  12/1/2005    345,000.00    345,000.00  C/O Refi  Stated Income    797,000.00  11/1/2015   10.625
6919833563     833.9   1/1/2006    174,180.00    173,729.47  R/T Refi  Reduced          233,000.00  10/1/2015    10.75
6946353411  2,082.50  12/1/2005    416,500.00    416,500.00  C/O Refi  Stated Income    595,000.00  10/1/2015       11
6953633093  3,813.33   1/1/2006    704,000.00    704,000.00  C/O Refi  Standard         880,000.00   9/1/2015     11.5
6969578274  1,254.17   1/1/2006    280,000.00    280,000.00  C/O Refi  Stated Income    450,000.00  10/1/2015   10.375
6974588714  1,668.75  12/1/2005    356,000.00    356,000.00  C/O Refi  Stated Income    555,000.00  10/1/2015   10.625
6983098671  3,046.88  12/1/2005    650,000.00    650,000.00  C/O Refi  Standard         825,000.00  11/1/2015   10.625
6993148557  7,666.33  12/1/2005  1,296,000.00  1,293,350.87  R/T Refi  Standard       1,620,000.00  11/1/2015   10.875
6995023220  2,065.21  12/1/2005    431,000.00    431,000.00  C/O Refi  Standard         585,000.00  11/1/2015    10.75
6136605737  1,686.98   1/1/2006    395,000.00    395,000.00  R/T Refi  Stated Income    545,000.00   8/1/2015   10.125
6204195298  2,998.12  12/1/2005    702,000.00    702,000.00  R/T Refi  Stated Income  1,150,000.00   8/1/2015   10.125
6822187495  2,568.33  12/1/2005    536,000.00    536,000.00  R/T Refi  Stated Income    900,000.00   8/1/2015    10.75
6862977086  2,175.00   1/1/2006    464,000.00    464,000.00  Purchase  Stated Income    625,000.00   8/1/2015   10.625

LOANID      FLOOR  CAPINT  MARGIN  INDEX        ODATE       ORIGINATOR       SERVICER  LPMI  SVCFEE
----------  -----  ------  ------  -----------  ----------  ---------------  --------  ----  ------

6543968694   2.25       2    2.25  12 MO LIBOR    9/9/2005  Bank of America  BANA CRE     0    0.25
6549100573   2.25       2    2.25  12 MO LIBOR   9/21/2005  Bank of America  BANA CRE     0    0.25
6567894370   2.25       2    2.25  12 MO LIBOR   9/15/2005  Bank of America  BANA CRE     0    0.25
6568864471   2.25       2    2.25  12 MO LIBOR   9/23/2005  Bank of America  BANA CRE     0    0.25
6572752415   2.25       2    2.25  12 MO LIBOR   9/20/2005  Bank of America  BANA CRE     0    0.25
6579268035   2.25       2    2.25  12 MO LIBOR  10/12/2005  Bank of America  BANA CRE     0    0.25
6581824593   2.25       2    2.25  12 MO LIBOR   9/15/2005  Bank of America  BANA CRE     0    0.25
6582355316   2.25       2    2.25  12 MO LIBOR   9/20/2005  Bank of America  BANA CRE     0    0.25
6583044703   2.25       2    2.25  12 MO LIBOR   10/6/2005  Bank of America  BANA CRE     0    0.25
6600808353   2.25       2    2.25  12 MO LIBOR   9/30/2005  Bank of America  BANA CRE     0    0.25
6617659815   2.25       2    2.25  12 MO LIBOR   9/28/2005  Bank of America  BANA CRE     0    0.25
6619930255   2.25       2    2.25  12 MO LIBOR   9/15/2005  Bank of America  BANA CRE     0    0.25
6620809639   2.25       2    2.25  12 MO LIBOR   9/21/2005  Bank of America  BANA CRE     0    0.25
6620834108   2.25       2    2.25  12 MO LIBOR   9/20/2005  Bank of America  BANA CRE     0    0.25
6628339787   2.25       2    2.25  12 MO LIBOR    8/3/2005  Bank of America  BANA CRE     0    0.25
6644063155   2.25       2    2.25  12 MO LIBOR   9/21/2005  Bank of America  BANA CRE     0    0.25
6670743548   2.25       2    2.25  12 MO LIBOR   9/30/2005  Bank of America  BANA CRE     0    0.25
6671455605   2.25       2    2.25  12 MO LIBOR   9/26/2005  Bank of America  BANA CRE     0    0.25
6671638465   2.25       2    2.25  12 MO LIBOR   9/14/2005  Bank of America  BANA CRE     0    0.25
6679838034   2.25       2    2.25  12 MO LIBOR    8/4/2005  Bank of America  BANA CRE     0    0.25
6685574151   2.25       2    2.25  12 MO LIBOR   9/22/2005  Bank of America  BANA CRE     0    0.25
6700853994   2.25       2    2.25  12 MO LIBOR   9/16/2005  Bank of America  BANA CRE     0    0.25
6701855501   2.25       2    2.25  12 MO LIBOR   9/21/2005  Bank of America  BANA CRE     0    0.25
6703698065   2.25       2    2.25  12 MO LIBOR   10/3/2005  Bank of America  BANA CRE     0    0.25
6703947645   2.25       2    2.25  12 MO LIBOR   8/29/2005  Bank of America  BANA CRE     0    0.25
6722781272   2.25       2    2.25  12 MO LIBOR  10/14/2005  Bank of America  BANA CRE     0    0.25
6729053766   2.25       2    2.25  12 MO LIBOR   9/29/2005  Bank of America  BANA CRE     0    0.25
6734128116   2.25       2    2.25  12 MO LIBOR   9/16/2005  Bank of America  BANA CRE     0    0.25
6743271030   2.25       2    2.25  12 MO LIBOR   10/3/2005  Bank of America  BANA CRE     0    0.25
6754904917   2.25       2    2.25  12 MO LIBOR   9/20/2005  Bank of America  BANA CRE     0    0.25
6755797484   2.25       2    2.25  12 MO LIBOR    9/6/2005  Bank of America  BANA CRE     0    0.25
6757697625   2.25       2    2.25  12 MO LIBOR   10/4/2005  Bank of America  BANA CRE     0    0.25
6766335209   2.25       2    2.25  12 MO LIBOR   10/4/2005  Bank of America  BANA CRE     0    0.25
6767793166   2.25       2    2.25  12 MO LIBOR   10/3/2005  Bank of America  BANA CRE     0    0.25
6785201705   2.25       2    2.25  12 MO LIBOR  10/11/2005  Bank of America  BANA CRE     0    0.25
6788222195   2.25       2    2.25  12 MO LIBOR  10/12/2005  Bank of America  BANA CRE     0    0.25
6789053102   2.25       2    2.25  12 MO LIBOR   9/30/2005  Bank of America  BANA CRE     0    0.25
6795248324   2.25       2    2.25  12 MO LIBOR  10/19/2005  Bank of America  BANA CRE     0    0.25
6795393344   2.25       2    2.25  12 MO LIBOR   10/7/2005  Bank of America  BANA CRE     0    0.25
6804519459   2.25       2    2.25  12 MO LIBOR  10/21/2005  Bank of America  BANA CRE     0    0.25
6806056237   2.25       2    2.25  12 MO LIBOR   8/22/2005  Bank of America  BANA CRE     0    0.25
6810621042   2.25       2    2.25  12 MO LIBOR  10/11/2005  Bank of America  BANA CRE     0    0.25
6815096356   2.25       2    2.25  12 MO LIBOR   10/5/2005  Bank of America  BANA CRE     0    0.25
6820682497   2.25       2    2.25  12 MO LIBOR   10/4/2005  Bank of America  BANA CRE     0    0.25
6821085088   2.25       2    2.25  12 MO LIBOR   9/16/2005  Bank of America  BANA CRE     0    0.25
6823154064   2.25       2    2.25  12 MO LIBOR   10/3/2005  Bank of America  BANA CRE     0    0.25
6828904836   2.25       2    2.25  12 MO LIBOR   9/26/2005  Bank of America  BANA CRE     0    0.25
6831016586   2.25       2    2.25  12 MO LIBOR  10/20/2005  Bank of America  BANA CRE     0    0.25
6838614383   2.25       2    2.25  12 MO LIBOR   10/6/2005  Bank of America  BANA CRE     0    0.25
6846381421   2.25       2    2.25  12 MO LIBOR   9/27/2005  Bank of America  BANA CRE     0    0.25
6848426786   2.25       2    2.25  12 MO LIBOR   9/23/2005  Bank of America  BANA CRE     0    0.25
6861695903   2.25       2    2.25  12 MO LIBOR    8/2/2005  Bank of America  BANA CRE     0    0.25
6870342885   2.25       2    2.25  12 MO LIBOR   9/29/2005  Bank of America  BANA CRE     0    0.25
6878394003   2.25       2    2.25  12 MO LIBOR   9/28/2005  Bank of America  BANA CRE     0    0.25
6887654512   2.25       2    2.25  12 MO LIBOR   9/26/2005  Bank of America  BANA CRE     0    0.25
6890231381   2.25       2    2.25  12 MO LIBOR  10/17/2005  Bank of America  BANA CRE     0    0.25
6902406286   2.25       2    2.25  12 MO LIBOR   10/6/2005  Bank of America  BANA CRE     0    0.25
6919833563   2.25       2    2.25  12 MO LIBOR   9/16/2005  Bank of America  BANA CRE     0    0.25
6946353411   2.25       2    2.25  12 MO LIBOR   9/26/2005  Bank of America  BANA CRE     0    0.25
6953633093   2.25       2    2.25  12 MO LIBOR   8/24/2005  Bank of America  BANA CRE     0    0.25
6969578274   2.25       2    2.25  12 MO LIBOR   9/23/2005  Bank of America  BANA CRE     0    0.25
6974588714   2.25       2    2.25  12 MO LIBOR   9/29/2005  Bank of America  BANA CRE     0    0.25
6983098671   2.25       2    2.25  12 MO LIBOR   10/3/2005  Bank of America  BANA CRE     0    0.25
6993148557   2.25       2    2.25  12 MO LIBOR  10/18/2005  Bank of America  BANA CRE     0    0.25
6995023220   2.25       2    2.25  12 MO LIBOR  10/14/2005  Bank of America  BANA CRE     0    0.25
6136605737   2.25       2    2.25  12 MO LIBOR   7/26/2005  Bank of America  BANA CRE     0    0.25
6204195298   2.25       2    2.25  12 MO LIBOR   7/22/2005  Bank of America  BANA CRE     0    0.25
6822187495   2.25       2    2.25  12 MO LIBOR   7/20/2005  Bank of America  BANA CRE     0    0.25
6862977086   2.25       2    2.25  12 MO LIBOR   7/21/2005  Bank of America  BANA CRE     0    0.25

                                    EXHIBIT E

                        REQUEST FOR RELEASE OF DOCUMENTS

                                     [date]

To:   U.S. Bank National Association
      4527 Metropolitan Court, Suite C
      Frederick, Maryland 21704

      Attention: Tina Radtke

Re:   The Pooling and Servicing Agreement, dated January 31, 2006, among Banc of
      America Funding Corporation, as Depositor, Wells Fargo Bank, N.A., as
      Master Servicer and Securities Administrator, and U.S. Bank National
      Association, as Trustee.

      In connection with the administration of the Mortgage Loans held by you, as custodian, pursuant to the above-captioned Pooling and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one)

____   1.  Mortgage Paid in Full

____   2.  Foreclosure

____   3.  Substitution

____   4.  Other Liquidation

____   5.  Nonliquidation                         Reason: ___________________

                                 By:____________________________________________
                                    (authorized signer of applicable Servicer)

                                 Issuer:________________________________________

                                 Address:_______________________________________

                                 _______________________________________________

                                 Date:__________________________________________

Custodian

                                       E-1

U.S. Bank National Association
Please acknowledge the execution of the above request by your signature and date below:

_______________________________________           ___________________
Signature                                                Date

Documents returned to Custodian:

_______________________________________           ___________________
Custodian                                                Date

                                       E-2

                                    EXHIBIT F

                FORM OF CERTIFICATION OF ESTABLISHMENT OF ACCOUNT

                                     [Date]

      [_______________] hereby certifies that it has established a [__________]
Account pursuant to Section [________] of the Pooling and Servicing Agreement,
dated January 31, 2006, among Banc of America Funding Corporation, as Depositor,
Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, and
U.S. Bank National Association, as Trustee.

                                                  [_____________],

                                                  By:___________________________

                                                  Name:_________________________

                                                  Title:________________________

                                       F-1

                                   EXHIBIT G-1

                        FORM OF TRANSFEROR'S CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0113

Attention: Corporate Trust Services - BAFC 2006-A

            Re:   Banc of America Funding Corporation, Mortgage Pass-Through
            Certificates, Series 2006-A, Class ___, having an initial aggregate
            Certificate Balance as of January 31, 2006 of $___________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by
[______________] (the "Transferor") to [______________] (the "Transferee") of
the captioned Certificates (the "Transferred Certificates"), pursuant to Section
6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing
Agreement"), dated January 31, 2006, among Banc of America Funding Corporation, as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities
Administrator, and U.S. Bank National Association, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Securities Administrator, that:

      1.    The Transferor is the lawful owner of the Transferred Certificates with the full right to transfer such Certificates free from any and all claims and encumbrances whatsoever.

      2.    Neither the Transferor nor anyone acting on its behalf has (a)
offered, transferred, pledged, sold or otherwise disposed of any Transferred
Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any
Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation with respect to any Transferred Certificate, any interest in a
Transferred Certificate or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of the
Transferred Certificates under the Securities Act of 1933, as amended (the "1933
Act"), would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities laws, or would require registration or qualification of the Transferred Certificates pursuant to the
1933 Act or any state securities laws.

                                      G-1-1

                                        Very truly yours,

                                        ________________________________________
                                        (Transferor)

                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________

                                      G-1-2

                                  EXHIBIT G-2A

                       FORM 1 OF TRANSFEREE'S CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0113

Attention: Corporate Trust Services - BAFC 2006-A

         Re:   Banc of America Funding Corporation, Mortgage Pass-Through
               Certificates, Series 2006-A, Class ___, having an initial
               aggregate Certificate Balance as of January 31, 2006 of
               $_________]

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by
[_______________] (the "Transferor") to [_________________________________] (the
"Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling
and Servicing Agreement"), dated January 31, 2006, among Banc of America Funding
Corporation, as Depositor, Wells Fargo Bank, N.A., as Master Servicer and
Securities Administrator, and U.S. Bank National Association, as Trustee. All
capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The
Transferor hereby certifies, represents and warrants to you, as Securities
Administrator, that:

            1.    The Transferee is a "qualified institutional buyer" (a
      "Qualified Institutional Buyer") as that term is defined in Rule 144A
      ("Rule 144A") under the Securities Act of 1933, as amended (the "1933
      Act"), and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Certificates for its own account or for the account of another Qualified Institutional Buyer, and understands that such Transferred Certificates may be resold, pledged or transferred only
      (a) to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of another Qualified
      Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (b) pursuant to another exemption from registration under the 1933 Act.

            2.    The Transferee has been furnished with all information
      regarding (a) the Depositor, (b) the Transferred Certificates and
      distributions thereon, (c) the nature, performance and servicing of the
      Mortgage Loans, (d) the Pooling and Servicing Agreement and the Trust
      created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificate, and (f) all related matters, that it has requested.

                                     G-2A-1

            3.    If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the
      Nominee Acknowledgment below.

                                        Very truly yours,

                                        ________________________________________
                                        (Transferor)

                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________

                                     G-2A-2

                             Nominee Acknowledgment

      The undersigned hereby acknowledges and agrees that as to the Transferred
Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.

                                        ________________________________________
                                        (Nominee)

                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________

                                     G-2A-3

                                                         ANNEX 1 TO EXHIBIT G-2A

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]

      The undersigned hereby certifies as follows to [__________________] (the
"Transferor") Wells Fargo Bank, N.A., as Securities Administrator with respect to the mortgage pass-through certificates (the "Transferred Certificates")
described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

      1.    As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee").

      2.    The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because (i) the Transferee owned and/or invested on a discretionary basis
$______________________(1) in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year
(such amount being calculated in accordance with Rule 144A) and (ii) the
Transferee satisfies the criteria in the category marked below.

      ___   Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution),
            Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue
            Code of 1986.

      ___   Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any state, U.S. territory or the
            District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least
            $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred
            Certificates in the case of a U.S. bank, and not more than 18 months preceding such date of sale in the case of a foreign bank or equivalent institution.

      ___   Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or federal authority having supervision over any such institutions, or is a foreign savings and loan

______________________

      (1)   Transferee must own and/or invest on a discretionary basis at least
$100,000,000 in securities unless Transferee is a dealer, and, in that case,
Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities.

                                     G-2A-4

            association or equivalent institute and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the
            Transferred Certificates in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale in the case of a foreign savings and loan association or equivalent institution.

      ___   Broker-dealer. The Transferee is a dealer registered pursuant to
            Section 15 of the Securities Exchange Act of 1934, as amended.

      ___   Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state, U.S.
            territory or the District of Columbia.

      ___   State or Local Plan. The Transferee is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees.

      ___   ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of
            1974.

      ___   Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

      ___   Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection
            (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)

      3.    The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the
Transferee is a dealer, (iii) bank deposit notes and certificates of deposit,
(iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

      4.    For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting

                                     G-2A-5

principles and if the investments of such subsidiaries are managed under the
Transferee's direction. However, such securities were not included if the
Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities
Exchange Act of 1934, as amended.

      5.    The Transferee is familiar with Rule 144A and understands that the
Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

            ____    ____     Will the Transferee be purchasing the Transferred
             Yes     No      Certificates only for the Transferee's own account?

      6.    If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer"
status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

      7.    The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein.
Until such notice is given, the Transferee's purchase of the Transferred
Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.

                                        ________________________________________
                                        Print Name of Transferee

                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________

                                        Date:___________________________________

                                     G-2A-6

                                                         ANNEX 2 TO EXHIBIT G-2A

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That Are Registered Investment Companies]

      The undersigned hereby certifies as follows to [_________________] (the
"Transferor") and Wells Fargo Bank, N.A., as Securities Administrator, with respect to the mortgage pass-through certificates (the "Transferred
Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

      1.    As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee") or, if the
Transferee is a "qualified institutional buyer" as that term is defined in Rule
144A ("Rule 144A") under the Securities Act of 1933, as amended, because the
Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

      2.    The Transferee is a "qualified institutional buyer" as defined in
Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the
cost of such securities was used, unless the Transferee or any member of the
Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

      ___   The Transferee owned and/or invested on a discretionary basis
            $____________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with
            Rule 144A).

      ___   The Transferee is part of a Family of Investment Companies which owned in the aggregate $__________________ in securities (other than the excluded securities referred to below) as of the end of the
            Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

      3.    The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

                                     G-2A-7

      4.    The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the
Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements,
(v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the
Transferee, or owned by the Transferee's Family of Investment Companies, the
securities referred to in this paragraph were excluded.

      5.    The Transferee is familiar with Rule 144A and understands that the
Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

            ____    ____     Will the Transferee be purchasing the Transferred
             Yes     No      Certificates only for the Transferee's own account?

      6.    If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer"
status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

      7.    The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                        ________________________________________
                                        Print Name of Transferee or Adviser

                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________

                                        IF AN ADVISER:

                                        ________________________________________
                                        Print Name of Transferee

                                        By:_____________________________________

                                        Date:___________________________________

                                     G-2A-8

                                  EXHIBIT G-2B

                       FORM 2 OF TRANSFEREE'S CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0113

Attention: Corporate Trust Services - BAFC 2006-A

      Re:   Banc of America Funding Corporation, Mortgage Pass-Through
            Certificates, Series 2006-A, Class ___, having an initial aggregate
            Certificate Principal Balance as of January 31, 2006 of $_________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by
[_______________________] (the "Transferor") to
[_________________________________] (the "Transferee") of the captioned
Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the
Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated
January 31, 2006, among Banc of America Funding Corporation, as Depositor, Wells
Fargo Bank, N.A., as Master Servicer and Securities Administrator, and U.S. Bank
National Association, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Securities Administrator, that:

      1.    Transferee is acquiring the Transferred Certificates for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "1933 Act"), or any applicable state securities laws.

      2.    Transferee understands that (a) the Transferred Certificates have not been and will not be registered under the 1933 Act or registered or qualified under any applicable state securities laws, (b) neither the Depositor nor the Securities Administrator is obligated so to register or qualify the
Transferred Certificates and (c) neither the Transferred Certificates nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless such resale or transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and laws, in which case (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Securities
Administrator or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an

                                     G-2B-1

expense of the Securities Administrator or the Depositor and (ii) the Securities
Administrator shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and
Servicing Agreement as Exhibit G-1 and a certificate from such
Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Securities Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and
(ii) shall not apply to a transfer of a Private Certificate between or among the
Depositor, the Seller, their affiliates or both.

      3.    The Transferee understands that it may not sell or otherwise transfer the Transferred Certificates, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 6.02 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed, and that the Transferred Certificates will bear legends substantially to the following effect:

      THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,
      AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE
      WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A
      TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT
      AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING
      AGREEMENT REFERENCED HEREIN.

      UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON
      BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN
      INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME
      SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE INTERNAL REVENUE CODE OF
      1986, AS AMENDED (THE "CODE"), OR ANY FEDERAL, STATE OR LOCAL LAW
      ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A
      "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF
      ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE
      MADE UNLESS THE TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR EITHER
      (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE
      SECURITIES ADMINISTRATOR, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON
      BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT
      SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF
      FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL
      ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED
      TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY
      12, 1995)), THERE IS NO BENEFIT PLAN WITH RESPECT TO WHICH THE AMOUNT OF
      SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD
      BY OR ON BEHALF OF SUCH BENEFIT PLAN AND ALL OTHER BENEFIT PLANS
      MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN
      SECTION V(A)(1) OF PTE 95-60) OR BY

                                     G-2B-2

      THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES
      AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED
      UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS
      THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60
      APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY
      TO THE SECURITIES ADMINISTRATOR, TO THE EFFECT THAT THE PURCHASE OR
      HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT
      CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE
      MEANING OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW AND WILL NOT
      SUBJECT THE DEPOSITOR, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR
      OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE
      POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE
      OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS
      REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING
      SENTENCE UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER
      OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE
      SECURITIES ADMINISTRATOR. THE POOLING AND SERVICING AGREEMENT PROVIDES
      THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER
      RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY
      PURPORTED TRANSFEREE.

      4.    Neither the Transferee nor anyone acting on its behalf has (a)
offered, transferred, pledged, sold or otherwise disposed of any Transferred
Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any
Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e)
taken any other action, that (in the case of any of the acts described in clauses (a) through (e) above) would constitute a distribution of the
Transferred Certificates under the 1933 Act, would render the disposition of the
Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities law or would require registration or qualification of the Transferred
Certificates pursuant thereto. The Transferee will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Transferred Certificates, any interest in the Transferred Certificates or any other similar security.

      5.    The Transferee has been furnished with all information regarding (a)
the Depositor, (b) the Transferred Certificates and distributions thereon, (c)
nature, performance and servicing of the Mortgage Loans, (d) the Pooling and
Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificates, and (f) all related matters, that it has requested.

                                     G-2B-3

      6.    The Transferee is an "accredited investor" within the meaning of paragraph (1), (2), (3) or (7) of Rule 501 (a) under the 1933 Act or an entity in which all the equity owners come within such paragraphs and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Transferred
Certificates; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the
Transferee is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

      7.    If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee
Acknowledgment below.

                                        Very truly yours,

                                        ________________________________________
                                        (Transferee)

                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________

                                        Date:___________________________________

                                     G-2B-4

                             Nominee Acknowledgment

      The undersigned hereby acknowledges and agrees that as to the Transferred
Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.

                                        ________________________________________
                                        (Nominee)

                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________

                                     G-2B-5

                                    EXHIBIT H

                    FORM OF TRANSFEREE REPRESENTATION LETTER
                        FOR ERISA RESTRICTED CERTIFICATES

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0113

Attention: Corporate Trust Services - BAFC 2006-A

      Re:   Banc of America Funding Corporation, Mortgage Pass-Through
            Certificates, Series 2006-A, Class ___, having an initial aggregate
            Certificate Balance as of January 31, 2006 of $_________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by
[_______________________] (the "Transferor") to
[________________________________] (the "Transferee") of the captioned
Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the
Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated
January 31, 2006, among Banc of America Funding Corporation, as Depositor, Wells
Fargo Bank, N.A., as Master Servicer and Securities Administrator, and U.S. Bank
National Association, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement.

      The Transferee hereby certifies, represents and warrants to you, as
Securities Administrator, either that:

      (a)   it is not, and is not acting on behalf of, an employee benefit plan or arrangement, including an individual retirement account, subject to the
Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the
Internal Revenue Code of 1986, as amended (the "Code"), or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a
"Plan"), and it is not using the assets of any such Plan to effect the purchase of the Transferred Certificates; or

      (b)   With respect to the Class 1-B-4, Class 1-B-5, Class 1-B-6, Class
2-B-4, Class 2-B-5, Class 2-B-6, Class 3-B-4, Class 3-B-5 and Class 3-B-6
Certificates only, it is an insurance company and the source of funds used to purchase the Transferred Certificates is an "insurance company general account"
(as defined in Section V(e) of Prohibited Transaction Class Exemption 95-60
("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995)), there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section
V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition and all Plans that have an interest in such general account are Plans to which PTE
95-60 applies.

                                       H-1

Capitalized terms used in and not otherwise defined herein shall have the meaning assigned to them in the Pooling and Servicing Agreement.

                                        Very truly yours,

                                        ________________________________________
                                        (Transferee)

                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________

                                        Date:___________________________________

                                       H-2

                                    EXHIBIT I

                     FORM OF AFFIDAVIT REGARDING TRANSFER OF
                  RESIDUAL CERTIFICATE PURSUANT TO SECTION 6.02

                       Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates,
                                  Series 2006-A

STATE OF                       )
                               ) ss:
COUNTY OF                      )

      The undersigned, being first duly sworn, deposes and says as follows:

      1.    The undersigned is an officer of _______________________________, the proposed transferee (the "Transferee") of the Class 1-A-R Certificate (the
"Residual Certificate") issued pursuant to the Pooling and Servicing Agreement, dated January 31, 2006 (the "Agreement"), among Banc of America Funding
Corporation, as Depositor, Wells Fargo Bank, N.A., as Securities Administrator
and as Master Servicer, and U.S. Bank National Association, as Trustee.
Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

      2.    The Transferee is, as of the date hereof, and will be, as of the date of the transfer, a Permitted Transferee. The Transferee is acquiring the
Residual Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person who is a Permitted Transferee and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

      3.    The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Residual Certificate to Persons that are not
Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of transfer, such Person does not have actual knowledge that the affidavit is false.

      4.    The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a
Permitted Transferee is the record Holder of an interest in such entity. The
Transferee understands that, other than in the case of an "electing large partnership" under Section 775 of the Code, such tax will not be imposed for any period with respect to which the record Holder furnishes to the pass-through entity an affidavit that such record Holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false.
(For this purpose, a "pass-through entity" includes a

                                       I-1

regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

      5.    The Transferee has reviewed the provisions of Section 6.02 of the
Agreement and understands the legal consequences of the acquisition of the
Residual Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 6.02 of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the transfer to the Transferee contemplated hereby null and void.

      6.    The Transferee agrees to require a transfer affidavit in the form of this Affidavit from any Person to whom the Transferee attempts to transfer the
Residual Certificate, and in connection with any transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not transfer the Residual Certificate or cause the Residual Certificate to be transferred to any Person that the Transferee knows is not a Permitted
Transferee.

      7.    The Transferee historically has paid its debts as they have become due, and it intends to do so in the future.

      8.    The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the
Residual Certificate.

      9.    The taxpayer identification number of the Transferee's nominee is
___________.

      10.   The Transferee is (i) a U.S. Person as defined in Code Section
7701(a)(30) or (ii) (A) the Transferee holds the Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Securities Administrator with an effective
Internal Revenue Service Form W-8ECI (or successor thereto) or (B) the
Transferee has delivered to both the transferor and the Securities Administrator an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Residual
Certificate will not be disregarded for federal income tax purposes.

      11.   The Transferee is aware that the Residual Certificate may be a
"noneconomic residual interest" within the meaning of Treasury Regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

      12.   The Transferee will not cause income from the Residual Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of the Transferee or any other
U.S. Person.

                                       I-2

      13.   If the Transferee is purchasing the Residual Certificate in a transfer intended to meet the safe harbor provisions of Treasury Regulations
Sections 1.860E-1(c), the Transferee has executed and attached Attachment A hereto.

      14.   The Transferee is not an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code or any federal, state or local law which is similar to ERISA or the Code, and the
Transferee is not acting on behalf of such a plan or arrangement.

      15.   The Transferee understands that it may incur tax liabilities with respect to the Residual Certificate in excess of cash flows generated thereby.

      16.   The Transferee intends to pay taxes associated with holding the
Residual Certificate as such taxes become due.

                                      * * *

                                       I-3

      IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer this _____ day of ________________, ____.

                                        ________________________________________
                                        Print Name of Transferee

                                        By______________________________________

                                        Name:
                                        Title:

      Personally appeared before me the above-named
______________________________, known or proved to me to be the same person who executed the foregoing instrument and to be the _______________________ of the
Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

      Subscribed and sworn before me this _____ day of _______________________,
____

                                        ________________________________________
                                        NOTARY PUBLIC

                                        My Commission expires the ____ day of
                                        ________,________.

                                       I-4

                                  ATTACHMENT A

                                       to

     AFFIDAVIT PURSUANT TO SECTION 860E(e)(4) OF THE INTERNAL REVENUE CODE
                OF 1986, AS AMENDED, AND FOR NON-ERISA INVESTORS

Check the appropriate box:

|_|         The consideration paid to the Transferee to acquire the Residual
      Certificate equals or exceeds the excess of (a) the present value of the anticipated tax liabilities over (b) the present value of the anticipated savings associated with holding such Residual Certificate, in each case calculated in accordance with U.S. Treasury Regulations Sections
      1.860E-1(c)(7) and (8), computing present values using a discount rate equal to the short-term Federal rate prescribed by Section 1274(d) of the
      Code and the compounding period used by the Transferee.

                                       OR

|_|         The transfer of the Residual Certificate complies with U.S. Treasury
      Regulations Sections 1.860E-1(c)(5) and (6) and, accordingly:

      (i)   the Transferee is an "eligible corporation," as defined in U.S.
            Treasury Regulations Section 1.860E-1(c)(6)(i), as to which income from Residual Certificate will only be taxed in the United States;

      (ii)  at the time of the transfer, and at the close of the Transferee's two fiscal years preceding the year of the transfer, the Transferee had gross assets for financial reporting purposes (excluding any obligation of a person related to the Transferee within the meaning of U.S. Treasury Regulations Section 1.860E-1(c)(6)(ii)) in excess of $100 million and net assets in excess of $10 million;

      (iii) the Transferee will transfer the Residual Certificate only to another "eligible corporation," as defined in U.S. Treasury
            Regulations Section 1.860E-1(c)(6)(i), in a transaction that satisfies the requirements of Sections 1.860E-1(c)(4)(i), (ii) and
            (iii) and Section 1.860E-1(c)(5) of the U.S. Treasury Regulations;

      (iv)  the Transferee has determined the consideration paid to it to acquire the Residual Certificate based on reasonable market assumptions (including, but not limited to, borrowing and investment rates, prepayment and loss assumptions, expense and reinvestment assumptions, tax rates and other factors specific to the Transferee)
            that it has determined in good faith; and

      (v)   in the event of any transfer of the Residual Certificate by the
            Transferee, the Transferee will require its transferee to complete a representation in the form of this Attachment A as a condition of such transferee's purchase of the Residual Certificate.

                                       I-5

                                    EXHIBIT J

                           LIST OF RECORDATION STATES

                                     Florida
                                    Maryland

                                       J-1

                                    EXHIBIT K

           FORM OF INITIAL CERTIFICATION OF THE [TRUSTEE] [CUSTODIAN]

                                January 31, 2006

Banc of America Funding Corporation
214 North Tryon Street
Charlotte, North Carolina 28255

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 20145

Attention: Corporate Trust Services - BAFC 2006-A

      Re:   The Pooling and Servicing Agreement, dated January 31, 2006 (the
            "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo
            Bank, N.A., as securities administrator and as master servicer and
            U.S. Bank National Association, as trustee.

Ladies and Gentlemen:

      In accordance with the provisions of Section 2.02 of the above-referenced
Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the
undersigned, as [Trustee] [Custodian], hereby certifies that, except as may be specified in any list of exceptions attached hereto, either (i) it has received the original Mortgage Note relating to each of the Mortgage Loans listed on the
Mortgage Loan Schedule or (ii) if such original Mortgage Note has been lost, a copy of such original Mortgage Note, together with a lost note affidavit.

      The [Trustee] [Custodian] has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement in connection with this Initial
Certification. The [Trustee] [Custodian] makes no representations as to: (i) the validity, legality, sufficiency, enforceability, recordability or genuineness of any of the documents contained in each Mortgage File or any of the Mortgage
Loans identified in the Mortgage Loan Schedule or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

      Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

                                        [U.S. BANK NATIONAL ASSOCIATION,
                                        as Trustee]

                                        [______________________________________,
                                        as Custodian]

                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________

                                       K-1

                                    EXHIBIT L

            FORM OF FINAL CERTIFICATION OF THE [TRUSTEE] [CUSTODIAN]

                             [__________ __, _____]

Banc of America Funding Corporation
214 North Tryon Street
Charlotte, North Carolina 28255

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 20145

Attention: Corporate Trust Services - BAFC 2006-A

      Re:   The Pooling and Servicing Agreement, dated January 31, 2006 (the
            "Pooling and Servicing Agreement"), among Banc of America Funding
            Corporation, as depositor, Wells Fargo Bank, N.A., as securities administrator and as master servicer, and U.S. Bank National
            Association, as trustee.

Ladies and Gentlemen:

      In accordance with the provisions of Section 2.02 of the above-referenced
Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the
undersigned, as [Trustee] [Custodian], hereby certifies that, as to each
Mortgage Loan listed in the Mortgage Loan Schedule, except as may be specified in any list of exceptions attached hereto, such Mortgage File contains all of the items required to be delivered pursuant to Section 2.01(b) of the Pooling and Servicing Agreement.

      The [Trustee] [Custodian] has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement in connection with this Final
Certification. The [Trustee] [Custodian] makes no representations as to: (i) the validity, legality, sufficiency, enforceability, recordability or genuineness of any of the documents contained in each Mortgage File or any of the Mortgage
Loans identified in the Mortgage Loan Schedule or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

                                       L-1

      Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

                                        [U.S. BANK NATIONAL ASSOCIATION,
                                        as Trustee]

                                        [______________________________________,
                                        as Custodian]

                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________

                                       L-2

                                    EXHIBIT M

                           RELEVANT SERVICING CRITERIA

          For purposes of this Exhibit M, "CW" shall refer to Countrywide, "GP"
shall refer to GreenPoint, "JPM" shall refer to JPMorgan Chase, "NC" shall refer to National City, and "WFB" shall refer to Wells Fargo Bank, each in its capacity as a Servicer.

------------------------------------------------------------------------------------------------------------------------
                               SERVICING CRITERIA                                          PARTIES RESPONSIBLE
------------------------------------------------------------------------------------------------------------------------
    REFERENCE                                  CRITERIA
------------------------------------------------------------------------------------------------------------------------
                                   GENERAL SERVICING CONSIDERATIONS
------------------------------------------------------------------------------------------------------------------------

1122(d)(1)(i)         Policies and procedures are instituted to monitor any        Master Servicer, Securities
                      performance or other triggers and events of default in       Administrator, BANA, CW, GP, JPM, NC
                      accordance with the transaction agreements.                  and WFB
------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(ii)        If any material servicing activities are outsourced to       Master Servicer, Securities
                      third parties, policies and procedures are instituted to     Administrator, BANA, CW, GP, JPM, NC
                      monitor the third party's performance and compliance with    and WFB
                      such servicing activities.
------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iii)       Any requirements in the transaction agreements to maintain   Not applicable
                      a back-up servicer for the mortgage loans are maintained.
------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iv)        A fidelity bond and errors and omissions policy is in        BANA, CW, GP, JPM, NC and WFB
                      effect on the party participating in the servicing
                      function throughout the reporting period in the amount of
                      coverage required by and otherwise in accordance with the
                      terms of the transaction agreements.
------------------------------------------------------------------------------------------------------------------------
                                  CASH COLLECTION AND ADMINISTRATION
------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(i)         Payments on mortgage loans are deposited into the            Master Servicer, Securities
                      appropriate custodial bank accounts and related bank         Administrator, BANA, CW, GP, JPM, NC
                      clearing accounts no more than two business days following   and WFB
                      receipt, or such other number of days specified in the
                      transaction agreements.
------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(ii)        Disbursements made via wire transfer on behalf of an         Master Servicer, Securities
                      obligor or to an  investor are made only by authorized       Administrator, BANA, CW, GP, JPM, NC
                      personnel.                                                   and WFB
------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iii)       Advances of funds or guarantees regarding collections,       Master Servicer, Securities
                      cash flows or distributions, and any interest or other       Administrator, BANA, CW, GP, JPM, NC
                      fees charged for such advances, are made, reviewed and       and WFB
                      approved as specified in the transaction agreements.
------------------------------------------------------------------------------------------------------------------------

                                       M-1

------------------------------------------------------------------------------------------------------------------------
                               SERVICING CRITERIA                                          PARTIES RESPONSIBLE
------------------------------------------------------------------------------------------------------------------------
    REFERENCE                                  CRITERIA
------------------------------------------------------------------------------------------------------------------------

1122(d)(2)(iv)        The related accounts for the transaction, such as cash       Master Servicer, Securities
                      reserve accounts or accounts established as a form of        Administrator, BANA, CW, GP, JPM, NC and
                      overcollateralization, are separately maintained (e.g.,      and WFB
                      with respect to commingling of cash) as set forth in the
                      transaction agreements.
------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(v)         Each custodial account is maintained at a federally          Master Servicer, Securities
                      insured depository institution as set forth in the           Administrator, BANA, CW, GP, JPM, NC
                      transaction agreements. For purposes of this criterion,      and WFB
                      "federally insured depository institution" with respect
                      to a foreign financial institution means a foreign
                      financial institution that meets the requirements of Rule
                      13k-1(b)(1) of the Securities Exchange Act.
------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vi)        Unissued checks are safeguarded so as to prevent             Master Servicer, Securities
                      unauthorized access.                                         Administrator, BANA, CW, GP, JPM, NC
                                                                                   and WFB
------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vii)       Reconciliations are prepared on a monthly basis for all      Master Servicer, Securities
                      asset-backed securities related bank accounts, including     Administrator, BANA, CW, GP, JPM, NC
                      custodial accounts and related bank clearing accounts.       and WFB
                      These reconciliations are (A) mathematically accurate; (B)
                      prepared within 30 calendar days after the bank statement
                      cutoff date, or such other number of days specified in
                      the transaction agreements; (C) reviewed and approved by
                      someone other than the person who prepared the
                      reconciliation; and (D) contain explanations for
                      reconciling items. These reconciling items are resolved
                      within 90 calendar days of their original identification,
                      or such other number of days specified in the transaction
                      agreements.
------------------------------------------------------------------------------------------------------------------------
                                  INVESTOR REMITTANCES AND REPORTING
------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(i)         Reports to investors, including those to be filed with the   Master Servicer, Securities
                      Commission, are maintained in accordance with the            Administrator, BANA, CW, GP, JPM, NC
                      transaction agreements and applicable Commission             and WFB
                      requirements. Specifically, such reports (A) are prepared
                      in accordance with timeframes and other terms set forth
                      in the transaction agreements; (B) provide information
                      calculated in accordance with the terms specified in the
                      transaction agreements; (C) are filed with the Commission
                      as required by its rules and regulations; and (D) agree
                      with investors' or the trustee's records as to the total
                      unpaid principal balance and number of mortgage loans
                      serviced by the Servicer.
------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(ii)        Amounts due to investors are allocated and remitted in       Master Servicer, Securities
                      accordance with timeframes, distribution priority and        Administrator, BANA, CW, GP, JPM, NC
                      other terms set forth in the transaction agreements.         and WFB
------------------------------------------------------------------------------------------------------------------------

                                       M-2

------------------------------------------------------------------------------------------------------------------------
                               SERVICING CRITERIA                                          PARTIES RESPONSIBLE
------------------------------------------------------------------------------------------------------------------------
    REFERENCE                                  CRITERIA
------------------------------------------------------------------------------------------------------------------------

1122(d)(3)(iii)       Disbursements made to an investor are posted within two      Master Servicer, Securities
                      business days to the Servicer's investor records, or such    Administrator, BANA, CW, GP, JPM, NC
                      other number of days specified in the transaction            and WFB
                      agreements.
------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iv)        Amounts remitted to investors per the investor reports       Master Servicer, Securities
                      agree with cancelled checks, or other form of payment, or    Administrator, BANA, CW, GP, JPM, NC
                      custodial bank statements.                                   and WFB
------------------------------------------------------------------------------------------------------------------------
                                      POOL ASSET ADMINISTRATION
------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(i)         Collateral or security on mortgage loans is maintained as    Custodian, BANA, CW, GP, JPM, NC and
                      required by the transaction agreements or related            WFB
                      mortgage loan documents.
------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ii)        Mortgage loan and related documents are safeguarded as       Custodian, BANA, CW, GP, JPM, NC and
                      required by the transaction agreements                       WFB
------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iii)       Any additions, removals or substitutions to the asset pool   BANA, CW, GP, JPM, NC and WFB
                      are made, reviewed and approved in accordance with any
                      conditions or requirements in the transaction agreements.
------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iv)        Payments on mortgage loans, including any payoffs, made      BANA, CW, GP, JPM, NC and WFB
                      in accordance with the related mortgage loan documents
                      are posted to the Servicer's obligor records maintained
                      no more than two business days after receipt, or such
                      other number of days specified in the transaction
                      agreements, and allocated to principal, interest or other
                      items (e.g., escrow) in accordance with the related
                      mortgage loan documents.
------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(v)         The Servicer's records regarding the mortgage loans agree    BANA, CW, GP, JPM, NC and WFB
                      with the Servicer's records with respect to an obligor's
                      unpaid principal balance.
------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vi)        Changes with respect to the terms or status of an            BANA, CW, GP, JPM, NC and WFB
                      obligor's mortgage loans (e.g., loan modifications or
                      re-agings) are made, reviewed and approved by authorized
                      personnel in accordance with the transaction agreements
                      and related pool asset documents.
------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vii)       Loss mitigation or recovery actions (e.g., forbearance       BANA, CW, GP, JPM, NC and WFB
                      plans, modifications and deeds in lieu of foreclosure,
                      foreclosures and repossessions, as applicable) are
                      initiated, conducted and concluded in accordance with the
                      timeframes or other requirements established by the
                      transaction agreements.
------------------------------------------------------------------------------------------------------------------------

                                       M-3

------------------------------------------------------------------------------------------------------------------------
                               SERVICING CRITERIA                                          PARTIES RESPONSIBLE
------------------------------------------------------------------------------------------------------------------------
    REFERENCE                                  CRITERIA
------------------------------------------------------------------------------------------------------------------------

1122(d)(4)(viii)      Records documenting collection efforts are maintained        BANA, CW, GP, JPM, NC and WFB
                      during the period a mortgage loan is delinquent in
                      accordance with the transaction agreements. Such records
                      are maintained on at least a monthly basis, or such other
                      period specified in the transaction agreements, and
                      describe the entity's activities in monitoring delinquent
                      mortgage loans including, for example, phone calls,
                      letters and payment rescheduling plans in cases where
                      delinquency is deemed temporary (e.g., illness or
                      unemployment).
------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ix)        Adjustments to interest rates or rates of return for         BANA, CW, GP, JPM, NC and WFB
                      mortgage loans with variable rates are computed based on
                      the related mortgage loan documents.
------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(x)         Regarding any funds held in trust for an obligor (such as    BANA, CW, GP, JPM, NC and WFB
                      escrow accounts): (A) such funds are analyzed, in
                      accordance with the obligor's mortgage loan documents, on
                      at least an annual basis, or such other period specified
                      in the transaction agreements; (B) interest on such funds
                      is paid, or credited, to obligors in accordance with
                      applicable mortgage loan documents and state laws; and
                      (C) such funds are returned to the obligor within 30
                      calendar days of full repayment of the related mortgage
                      loans, or such other number of days specified in the
                      transaction agreements.
------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xi)        Payments made on behalf of an obligor (such as tax or        BANA, CW, GP, JPM, NC and WFB
                      insurance payments) are made on or before the related
                      penalty or expiration dates, as indicated on the
                      appropriate bills or notices for such payments, provided
                      that such support has been received by the servicer at
                      least 30 calendar days prior to these dates, or such
                      other number of days specified in the transaction
                      agreements.
------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xii)       Any late payment penalties in connection with any payment    BANA, CW, GP, JPM, NC and WFB
                      to be made on behalf of an obligor are paid from the
                      servicer's funds and not charged to the obligor, unless
                      the late payment was due to the obligor's error or
                      omission.
------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiii)      Disbursements made on behalf of an obligor are posted        BANA, CW, GP, JPM, NC and WFB
                      within two business days to the obligor's records
                      maintained by the servicer, or such other number of days
                      specified in the transaction agreements.
------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiv)       Delinquencies, charge-offs and uncollectible accounts are    Master Servicer, Securities
                      recognized and recorded in accordance with the transaction   Administrator, BANA, CW,GP, JPM, NC
                      agreements.                                                  and WFB
------------------------------------------------------------------------------------------------------------------------

                                       M-4

------------------------------------------------------------------------------------------------------------------------
                               SERVICING CRITERIA                                          PARTIES RESPONSIBLE
------------------------------------------------------------------------------------------------------------------------
    REFERENCE                                  CRITERIA
------------------------------------------------------------------------------------------------------------------------

1122(d)(4)(xv)        Any external enhancement or other support, identified in     Master Servicer and Securities
                      Item 1114(a)(1) through (3) or Item 1115 of Regulation AB,   Administrator
                      is maintained as set forth in the transaction agreements.
------------------------------------------------------------------------------------------------------------------------

                                       M-5

                                    EXHIBIT N

                         ADDITIONAL FORM 10-D DISCLOSURE

-------------------------------------------------------------    -------------------------------------------------------
                      ITEM ON FORM 10-D                                             PARTY RESPONSIBLE
-------------------------------------------------------------    -------------------------------------------------------

Item 1: Distribution and Pool Performance Information            Servicer / Securities Administrator

Any information required by 1121 which is NOT included on the
Monthly Statement
-------------------------------------------------------------    -------------------------------------------------------
Item 2: Legal Proceedings per Item 1117 of Reg AB                (i) All parties to the PSA (as to themselves), (ii) the
                                                                 Securities Administrator and servicer as to the issuing
                                                                 entity, (iii) the Depositor as to the sponsor, any
                                                                 1106(b) originator, any 1100(d)(1) party
-------------------------------------------------------------    -------------------------------------------------------
Item 3: Sale of Securities and Use of Proceeds                   Depositor

-------------------------------------------------------------    -------------------------------------------------------
Item 4: Defaults Upon Senior Securities                          Securities Administrator

-------------------------------------------------------------    -------------------------------------------------------
Item 5: Submission of Matters to a Vote of Security Holders      Securities Administrator
-------------------------------------------------------------    -------------------------------------------------------
Item 6: Significant Obligors of Pool Assets                      Depositor / Servicer
-------------------------------------------------------------    -------------------------------------------------------
Item 7: Significant Enhancement Provider Information             Depositor / Servicer
-------------------------------------------------------------    -------------------------------------------------------
Item 8: Other Information                                        Any party responsible for disclosure items on Form 8-K
-------------------------------------------------------------    -------------------------------------------------------
Item 9: Exhibits                                                 Securities Administrator
-------------------------------------------------------------    -------------------------------------------------------

                                       N-1

                                    EXHIBIT O

                         ADDITIONAL FORM 10-K DISCLOSURE

-------------------------------------------------------------    -------------------------------------------------------
                      ITEM ON FORM 10-K                                             PARTY RESPONSIBLE
-------------------------------------------------------------    -------------------------------------------------------

Item 1B: Unresolved Staff Comments                               Depositor
-------------------------------------------------------------    -------------------------------------------------------
Item 9B: Other Information                                       Any party responsible for disclosure items on Form 8-K
-------------------------------------------------------------    -------------------------------------------------------
Item 15: Exhibits, Financial Statement Schedules                 Securities Administrator / Depositor
-------------------------------------------------------------    -------------------------------------------------------
Additional Item: Disclosure per Item 1117 of Reg AB              (i) All parties to the PSA (as to themselves), (ii) the
                                                                 Securities Administrator and Master Servicer as to the
                                                                 issuing entity, (iii) the Depositor as to the sponsor,
                                                                 any 1106(b) originator, any 1100(d)(1) party
-------------------------------------------------------------    -------------------------------------------------------
Additional Item: Disclosure per Item 1119 of Reg AB              (i) All parties to the Pooling and Servicing Agreement
                                                                 as to themselves, (ii) the Depositor as to the sponsor,
                                                                 originator, significant obligor, enhancement or support
                                                                 provider
-------------------------------------------------------------    -------------------------------------------------------
Additional Item: Disclosure per Item 1112(b) of Reg AB           Depositor / Servicer
-------------------------------------------------------------    -------------------------------------------------------
Additional Item: Disclosure per Items 1114(b) and 1115(b)        Depositor
of Reg AB
-------------------------------------------------------------    -------------------------------------------------------
Item 1B: Unresolved Staff Comments                               Depositor
-------------------------------------------------------------    -------------------------------------------------------

                                       O-1

                                    EXHIBIT P

                               FORM 8-K DISCLOSURE

-------------------------------------------------------------    -------------------------------------------------------
                      ITEM ON FORM 8-K                                              PARTY RESPONSIBLE
-------------------------------------------------------------    -------------------------------------------------------

Item 1.01: Entry into a Material Definitive Agreement            All parties
-------------------------------------------------------------    -------------------------------------------------------
Item 1.02: Termination of a Material Definitive Agreement        All parties
-------------------------------------------------------------    -------------------------------------------------------
Item 1.03: Bankruptcy or Receivership                            Depositor
-------------------------------------------------------------    -------------------------------------------------------
Item 2.04: Triggering Events that Accelerate or Increase a       Depositor
Direct Financial Obligation or an Obligation under an
Off-Balance Sheet Arrangement
-------------------------------------------------------------    -------------------------------------------------------
Item 3.03: Material Modification to Rights of
Security Holders                                                 Securities Administrator
-------------------------------------------------------------    -------------------------------------------------------
Item 5.03: Amendments of Articles of Incorporation or            Depositor
Bylaws; Change of Fiscal Year
-------------------------------------------------------------    -------------------------------------------------------
Item 6.01: ABS Informational and Computational Material          Depositor
-------------------------------------------------------------    -------------------------------------------------------
Item 6.02: Change of Servicer or Securities Administrator        Servicer, Securities Administrator
-------------------------------------------------------------    -------------------------------------------------------
Item 6.03: Change in Credit Enhancement or External Support      Depositor / Securities Administrator
-------------------------------------------------------------    -------------------------------------------------------
Item 6.04: Failure to Make a Required Distribution               Securities Administrator
-------------------------------------------------------------    -------------------------------------------------------
Item 6.05: Securities Act Updating Disclosure                    Depositor
-------------------------------------------------------------    -------------------------------------------------------
Item 7.01: Reg FD Disclosure                                     Depositor
-------------------------------------------------------------    -------------------------------------------------------
Item 8.01                                                        Depositor
-------------------------------------------------------------    -------------------------------------------------------
Item 9.01                                                        Depositor
-------------------------------------------------------------    -------------------------------------------------------

                                       P-1

                                    EXHIBIT Q

                      FORM OF SARBANES-OXLEY CERTIFICATION

                       Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates,
                                  Series 2006-A

      I, [________], a [_____________] of Wells Fargo Bank, N.A. (the "Master
Servicer"), certify that:

1.    I have reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on
      Form 10-K of the Banc of America Funding 2006-A Trust (the "Exchange Act
      Periodic Reports");

2.    Based on my knowledge, the Exchange Act Periodic Reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.    Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act Periodic Reports;

4.    I am responsible for reviewing the activities performed by the servicers and based on my knowledge and the compliance reviews conducted in preparing the servicer compliance statements required in this report under
      Item 1123 of Regulation AB, and except as disclosed in the Exchange Act
      Periodic Reports, the servicers have fulfilled their obligations under the pooling and servicing agreement, dated January 31, 2006, among Banc of
      America Funding Corporation, as depositor, Wells Fargo Bank, N.A., as master servicer and securities administrator, and U.S. Bank National
      Association, as trustee; and

5.    All of the reports on assessment of compliance with the servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item
      1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d- 18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties: Bank of America, National
Association, Countrywide Home Loans Servicing LP, GreenPoint Mortgage Funding,
Inc., JPMorgan Chase Bank, N.A., National City Mortgage Co. and U.S. Bank
National Association.

[_________], 20

                                       Q-1

                                    EXHIBIT R

                          FORM OF BACK-UP CERTIFICATION

                       Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates,
                                  Series 2006-A

      I, ________________________________, the _______________________ of
___________ (the "Securities Administrator"), certify to Wells Fargo Bank, N.A.
(the "Master Servicer") and its officers, with the knowledge and intent that they will rely upon this certification, that:

1.    I have reviewed the compliance statement of the Securities Administrator provided in accordance with Item 1123 of Regulation AB (the "Compliance
      Statement"), the report on assessment of the Securities Administrator's compliance with the servicing criteria set forth in Item 1122(d) of
      Regulation AB (the "Servicing Criteria"), provided in accordance with
      Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended
      (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing
      Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), and all
      servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Securities Administrator
      during 200[ ] that were delivered by the Securities Administrator to the
      Master Servicer pursuant to the Agreement (collectively, the "Servicing
      Information");

2.    Based on my knowledge, the Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Servicing Information;

3.    Based on my knowledge, all of the Servicing Information required to be provided by the Securities Administrator under the Agreement has been provided to the Master Servicer;

4.    I am responsible for reviewing the activities performed by the Securities
      Administrator under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment
      or the Attestation Report, the Securities Administrator has fulfilled its obligations under the Agreement in all material respects; and

5.    The Compliance Statement required to be delivered by the Securities
      Administrator pursuant to the Agreement, and the Servicing Assessment and
      Attestation Report required to be provided by the Securities Administrator and by any Subservicer or Subcontractor pursuant to the Agreement, have been provided to the Master Servicer. Any material

                                       R-1

      instances of noncompliance described in such reports have been disclosed to the Master Servicer. Any material instance of noncompliance with the
      Servicing Criteria has been disclosed in such reports.

      In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated party: [_____________]

[_________], 200[_]

                                        By: ________________________________

                                            Name:
                                            Title:

                                       R-2

                                    EXHIBIT I

                       WELLS FARGO MORTGAGE LOAN SCHEDULE

                                      I-1

                                   EXHIBIT II

                       COUNTRYWIDE MORTGAGE LOAN SCHEDULE

                                      II-1

                                   EXHIBIT III

                        GREENPOINT MORTGAGE LOAN SCHEDULE

                                      III-1

                                   EXHIBIT IV

                        CHASE BANK MORTGAGE LOAN SCHEDULE

                                      IV-1

                                    EXHIBIT V

                      NATIONAL CITY MORTGAGE LOAN SCHEDULE

                                       V-1

                                   EXHIBIT VI

                           BANA MORTGAGE LOAN SCHEDULE

                                      VI-1